UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09491

Allianz Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN	55416-1297
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219-8000

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-833-7113

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1.	Reports to Stockholders.

AZL® Allianz AGIC Opportunity Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 6

Statement of Operations Page 6

Statements of Changes in Net Assets Page 7

Financial Highlights Page 8

Notes to the Financial Statements Page 9

Report of Independent Registered Public Accounting Firm Page 16

Other Information Page 17

Approval of Investment Advisory and Subadvisory Agreements Page 18

Information about the Board of Trustees and Officers Page 22

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Allianz AGIC Opportunity Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Allianz AGIC Opportunity Fund and Allianz Global Investors Capital LLC (“AGIC”) serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Allianz AGIC Opportunity Fund had a total return of 6.56%. That compared to a 14.59% total return for its benchmark, the Russell 2000® Growth Index1.

The 12 months through December 2012 were marked by relatively strong growth in the equity markets. During the period, investors remained concerned by the ongoing European sovereign debt crisis and continued weakness in certain areas of the U.S. economy such as the employment market. However, investor confidence improved during the period, which helped fuel relatively strong performance in the equity markets.

The Fund invests in a diversified range of small-cap stocks with significant growth potential. The Fund aims to recognize and purchase stocks poised to accelerate in value before they have gained broader market recognition. Small-cap stocks performed relatively well during the period, which helped the Fund’s absolute performance.*

The Fund’s performance relative to its benchmark was hurt primarily due to individual stock selection in the information technology, energy, health care and consumer discretionary sectors. The Fund’s worst-performing holding was a natural gas company that underperformed expectations due to several factors, including declining commodity prices. The Fund was also hurt by its exposure to a software company that was negatively impacted by delayed orders from customers concerned about the uncertain economic environment. Those delayed orders led to a downward revision in revenue estimates, which hurt the company’s share price.*

Stock selection was positive in the consumer staples and industrials sectors. The Fund benefited from its exposure to a technology company that makes fiber lasers for industrial use. The company experienced strong demand for its products, which boost performance of its shares. The Fund’s relative return was also helped by shares of a rental company that rallied late in the period as investor confidence rebounded.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Allianz AGIC Opportunity Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

	1 Year	3 Year	5 Year	10 Year
AZL® Allianz AGIC Opportunity Fund	6.56%	3.84%	–1.32%	7.64%

Russell 2000® Growth Index	14.59%	12.82%	3.49%	9.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio

Expense Ratio	Gross
AZL® Allianz AGIC Opportunity Fund	1.19%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Growth Index, an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Allianz AGIC Opportunity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Allianz AGIC Opportunity Fund	$1,000.00	$1,015.60	$5.88	1.16%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Allianz AGIC Opportunity Fund	$1,000.00	$1,019.30	$5.89	1.16%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Information Technology	23.3
Industrials	19.6
Consumer Discretionary	15.6
HealthCare	12.0
Energy	11.1
Materials	7.8
Financials	6.3
Consumer Staples	2.3
Telecommunication Services	1.4

Total Common Stock	99.4
Securities Held as Collateral for Securities on Loan	27.3
Unaffiliated Investment Company	0.6

Total Investment Securities	127.3
Net other assets (liabilities)	(27.3)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Common Stocks (99.4%):
Auto Components (3.5%):
58,100	Tenneco, Inc.*	$2,039,891
91,832	Tesla Motors, Inc.*^	3,110,350

		5,150,241

Biotechnology (4.9%):
253,905	Amarin Corp. plc , ADR*^	2,054,091
72,510	ARIAD Pharmaceuticals, Inc.*	1,390,742
30,770	Cubist Pharmaceuticals, Inc.*^	1,294,186
91,593	Emergent Biosolutions, Inc.*	1,469,152
36,941	Myriad Genetics, Inc.*	1,006,642

		7,214,813

Capital Markets (2.7%):
37,720	Financial Engines, Inc.*^	1,046,730
481,850	WisdomTree Investments, Inc.*	2,948,922

		3,995,652

Chemicals (1.5%):
71,541	American Vanguard Corp.	2,222,779

Commercial Services & Supplies (4.5%):
117,540	Encore Capital Group, Inc.*^	3,599,074
88,709	InnerWorkings, Inc.*^	1,222,410
85,832	Mobile Mini, Inc.*	1,787,881

		6,609,365

Communications Equipment (3.4%):
136,075	Acme Packet, Inc.*	3,009,979
55,160	Aruba Networks, Inc.*^	1,144,570
45,155	Finisar Corp.*^	736,027

		4,890,576

Construction & Engineering (1.6%):
93,965	MasTec, Inc.*^	2,342,547

Diversified Consumer Services (3.0%):
120,789	American Public Education, Inc.*^	4,361,691

Diversified Financial Services (1.1%):
71,020	PHH Corp.*^	1,615,705

Diversified Telecommunication Services (1.4%):
91,852	Cogent Communications Group, Inc.	2,079,529

Electrical Equipment (2.4%):
74,089	Polypore International, Inc.*^	3,445,139

Electronic Equipment, Instruments & Components (2.3%):
50,830	IPG Photonics Corp.^	3,387,820

Food Products (0.8%):
2,240	Hain Celestial Group, Inc.*	121,453
82,730	Smart Balance, Inc.*^	1,067,217

		1,188,670

Health Care Equipment & Supplies (4.6%):
108,090	Align Technology, Inc.*^	2,999,499
60,770	Insulet Corp.*	1,289,539
189,758	OraSure Technologies, Inc.*	1,362,462
75,225	Spectranetics Corp. (The)*	1,111,073

		6,762,573

Shares		Fair Value

Common Stocks, continued
Health Care Providers & Services (1.1%):
143,415	Accretive Health, Inc.*^	$1,657,877

Health Care Technology (0.7%):
27,715	Medidata Solutions, Inc.*	1,086,151

Hotels, Restaurants & Leisure (1.3%):
37,789	Life Time Fitness, Inc.*^	1,859,597

Household Durables (3.8%):
72,041	M/I Homes, Inc.*	1,909,087
82,150	SodaStream International, Ltd.*^	3,687,714

		5,596,801

Internet Software & Services (5.1%):
261,412	Constant Contact, Inc.*^	3,714,664
53,060	ExactTarget, Inc.*^	1,061,200
171,105	Internap Network Services Corp.*	1,187,469
42,578	VistaPrint NV*^	1,399,113

		7,362,446

IT Services (2.5%):
18,695	InterXion Holding NV*	444,193
130,145	Lender Processing Services, Inc.	3,204,170

		3,648,363

Life Sciences Tools & Services (0.7%):
32,920	PAREXEL International Corp.*	974,103

Machinery (4.5%):
145,870	Manitowoc Co., Inc. (The)	2,287,242
471,806	Wabash National Corp.*	4,232,100

		6,519,342

Media (1.0%):
152,410	Pandora Media, Inc.*^	1,399,124

Metals & Mining (6.3%):
190,830	Globe Specialty Metals, Inc.	2,623,913
36,145	Haynes International, Inc.	1,874,841
246,986	Horsehead Holding Corp.*	2,521,727
16,960	Materion Corp.	437,229
52,040	Walter Energy, Inc.	1,867,195

		9,324,905

Oil, Gas & Consumable Fuels (11.1%):
142,250	Carrizo Oil & Gas, Inc.*	2,975,870
272,495	Comstock Resources, Inc.*	4,122,848
379,133	Goodrich Petroleum Corp.*^	3,533,520
32,575	Halcon Resources Corp.*	225,419
883,727	Quicksilver Resources, Inc.*^	2,527,459
399,035	Scorpio Tankers, Inc.*	2,837,139

		16,222,255

Personal Products (1.5%):
85,690	Medifast, Inc.*	2,261,359

Professional Services (3.8%):
149,340	Acacia Research Corp.*	3,830,571
52,459	FTI Consulting, Inc.*	1,731,147

		5,561,718

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Road & Rail (0.8%):
67,242	Celadon Group, Inc.	$1,215,063

Semiconductors & Semiconductor Equipment (4.6%):
96,150	Cavium, Inc.*^	3,000,841
277,655	Inphi Corp.*	2,659,935
32,575	Power Integrations, Inc.	1,094,846

		6,755,622

Software (5.4%):
102,478	BroadSoft, Inc.*^	3,723,025
15,405	CommVault Systems, Inc.*	1,073,883
81,255	QLIK Technologies, Inc.*	1,764,858
27,250	Sourcefire, Inc.*	1,286,745

		7,848,511

Specialty Retail (1.6%):
88,845	Francesca’s Holdings Corp.*^	2,306,416

Textiles, Apparel & Luxury Goods (1.4%):
25,610	Steven Madden, Ltd.*	1,082,534
49,103	Tumi Holdings, Inc.*^	1,023,798

		2,106,332

Thrifts & Mortgage Finance (2.5%):
116,904	Nationstar Mortgage Holdings, Inc.*^	3,621,686

Shares or Principal Amount		Fair Value

Common Stocks, continued
Trading Companies & Distributors (2.0%):
65,855	United Rentals, Inc.*	$2,997,719

Total Common Stocks (Cost $140,137,092)		145,592,490

Securities Held as Collateral for Securities on Loan (27.3%):
$39,900,435	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	39,900,435

Total Securities Held as Collateral for Securities on Loan (Cost $39,900,435)		39,900,435

Unaffiliated Investment Company (0.6%):
810,190	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	810,190

Total Unaffiliated Investment Company (Cost $810,190)		810,190

(Total Investment Securities Cost $180,847,717)(c) — 127.3%		186,303,115
Net other assets (liabilities) — (27.3%)		(39,905,338)

Net Assets — 100.0%		$146,397,777

Percentages indicated are based on net assets as of December 31, 2012.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $39,878,882.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(b)	The rate represents the effective yield at December 31, 2012.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2012:

Country	Percentage
Bermuda	0.8%
Ireland (Republic of)	1.1%
Israel	2.0%
Marshall Islands	1.5%
Netherlands	0.2%
United States	94.4%

100.0%

See accompanying notes to the financial statements.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$180,847,717

Investment securities, at value*	$186,303,115
Interest and dividends receivable	101,759
Receivable for capital shares issued	59,798
Receivable for expenses paid indirectly	700
Prepaid expenses	11

Total Assets	186,465,383

Liabilities:
Payable for capital shares redeemed	7,482
Payable upon return of securities loaned	39,900,435
Manager fees payable	103,146
Administration fees payable	5,315
Distribution fees payable	30,337
Custodian fees payable	6,070
Administrative and compliance services fees payable	829
Other accrued liabilities	13,992

Total Liabilities	40,067,606

Net Assets	$146,397,777

Net Assets Consist of:
Capital	$150,774,803
Accumulated net investment income/(loss)	(37,073)
Accumulated net realized gains/(losses) from investment transactions	(9,795,351)
Net unrealized appreciation/(depreciation) on investments	5,455,398

Net Assets	$146,397,777

Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,866,775
Net Asset Value (offering and redemption price per share)	$12.34

*	Includes securities on loan of $39,878,882.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$279,656
Income from securities lending	1,031,521

Total Investment Income	1,311,177

Expenses:
Manager fees	1,346,086
Administration fees	60,061
Distribution fees	395,908
Custodian fees	19,407
Administrative and compliance services fees	4,140
Trustee fees	9,378
Professional fees	10,038
Shareholder reports	13,034
Other expenses	4,459

Total expenses before reductions	1,862,511
Less expenses paid indirectly	(65,045)

Net expenses	1,797,466

Net Investment Income/(Loss)	(486,289)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(3,233,639)
Change in unrealized appreciation/depreciation on investments	14,180,617

Net Realized/Unrealized Gains/(Losses) on Investments	10,946,978

Change in Net Assets Resulting From Operations	$10,460,689

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Allianz AGIC Opportunity Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$(486,289)	$(1,497,932)
Net realized gains/(losses) on investment transactions	(3,233,639)	19,026,080
Change in unrealized appreciation/depreciation on investments	14,180,617	(36,465,162)

Change in net assets resulting from operations	10,460,689	(18,937,014)

Capital Transactions:
Proceeds from shares issued	21,253,188	33,159,171
Value of shares redeemed	(33,924,834)	(58,847,373)

Change in net assets resulting from capital transactions	(12,671,646)	(25,688,202)

Change in net assets	(2,210,957)	(44,625,216)
Net Assets:
Beginning of period	148,608,734	193,233,950

End of period	$146,397,777	$148,608,734

Accumulated net investment income/(loss)	$(37,073)	$—

Share Transactions:
Shares issued	1,721,597	2,421,450
Shares redeemed	(2,682,821)	(4,356,618)

Change in shares	(961,224)	(1,935,168)

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.58		$13.09	$11.01	$6.97	$14.97

Investment Activities:
Net Investment Income/(Loss)	(0.04)		(0.11)	(0.08)	(0.07)	(0.04)
Net Realized and Unrealized Gains/(Losses) on Investments	0.80		(1.40)	2.16	4.11	(6.60)

Total from Investment Activities	0.76		(1.51)	2.08	4.04	(6.64)

Dividends to Shareholders From:
Net Realized Gains	—		—	—	—	(1.36)

Total Dividends	—		—	—	—	(1.36)

Net Asset Value, End of Period	$12.34		$11.58	$13.09	$11.01	$6.97

Total Return(a)	6.56	%(d)	(11.54)%	18.78%	58.11%	(47.15)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$146,398		$148,609	$193,234	$151,180	$87,046
Net Investment Income/(Loss)	(0.31)%		(0.81)%	(0.71)%	(0.81)%	(0.38)%
Expenses Before Reductions(b)	1.18%		1.19%	1.20%	1.23%	1.25%
Expenses Net of Reductions	1.14%		1.15%	1.09%	1.08%	1.06%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.18%		1.19%	1.20%	1.23%	1.25%
Portfolio Turnover Rate	107%		123%	138%	163%	203%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	During the year ended December 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Allianz AGIC Opportunity Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $42 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $102,175 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Notes to the Financial Statements, continued

December 31, 2012

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, between the Manager and Allianz Global Investors Capital (“AGIC”), AGIC provides investment

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Notes to the Financial Statements, continued

December 31, 2012

advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Allianz AGIC Opportunity Fund	0.85%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2012, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $2,411 was paid from the Fund relating to these fees and expenses.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Notes to the Financial Statements, continued

December 31, 2012

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Notes to the Financial Statements, continued

December 31, 2012

increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$145,592,490	$—	$—	$145,592,490
Securities Held as Collateral for Securities on Loan	—	39,900,435	—	39,900,435
Unaffiliated Investment Company	810,190	—	—	810,190

Total Investment Securities	$146,402,680	$39,900,435	$—	$186,303,115

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL AGIC Opportunity Fund	$167,912,301	$181,470,771

6.	Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $186,851,249. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$10,636,137
Unrealized depreciation	(11,184,271)

Net unrealized depreciation	$(548,134)

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Allianz AGIC Opportunity Fund

Notes to the Financial Statements, continued

December 31, 2012

CLCFs subject to expiration:

Expires 12/31/2017
AZL Allianz AGIC Opportunity Fund	$585,012

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Allianz AGIC Opportunity Fund	$1,579,321	$1,664,559	$3,243,880

During the year ended December 31, 2012 there were no dividends paid to shareholders.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Allianz AGIC Opportunity Fund	$1,563,097	$18	$1,563,115

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Allianz AGIC Opportunity Fund	$—	$(3,828,892)	$(548,134)	$(4,377,026)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

At a Board meeting on December 5, 2012, the Trustees approved a reorganization whereby, subject to shareholder approval, the AZL Oppenheimer Discovery Fund will acquire the assets and liabilities of the AZL Allianz AGIC Opportunity Fund. If approved by the shareholders, the reorganization is expected to be completed on or about April 26, 2013.

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Allianz AGIC Opportunity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

18

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

19

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

20

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

21

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

22

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

23

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® BlackRock Capital Appreciation Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 6

Statement of Operations Page 6

Statements of Changes in Net Assets Page 7

Financial Highlights Page 8

Notes to the Financial Statements Page 9

Report of Independent Registered Public Accounting Firm Page 16

Other Federal Income Tax Information Page 17

Other Information Page 18

Approval of Investment Advisory and Subadvisory Agreements Page 19

Information about the Board of Trustees and Officers Page 23

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® BlackRock Capital Appreciation Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® BlackRock Capital Appreciation Fund and BlackRock Capital Management, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012 the AZL® BlackRock Capital Appreciation Fund returned 13.73%. That compared to a 15.26% return for its benchmark, the Russell 1000® Growth Index1.

The U.S. stock market posted very strong returns in 2012. A strong rally in the first quarter gave way to a weak second quarter in which investors grew concerned about such issues as the European debt crisis and the decelerating Chinese economy. The market gave up most of its earlier gains, only to rebound strongly in the third quarter as investor fears eased and economic data pointed to continued modest growth in the U.S. The consumer discretionary and financials sectors, in particular, delivered excellent returns, as steady employment gains and signs of a sustainable housing market recovery boosted U.S. consumer sentiment.

The Fund underperformed its benchmark during the 12-month period, in part due to its aggressive positioning throughout the period. While this strategy proved beneficial during the first, third and fourth quarters, it led to underperformance during the weaker second quarter.

Stock selection in the health care, consumer staples and energy sectors contributed negatively to the Fund’s relative performance. The broader health care sector was a top-performing sector in the Russell 1000® Growth Index, except the Fund’s holdings dragged on relative performance. In particular, holdings of a pharmaceutical wholesaler, a pharmacy benefit management organization and a biotechnology company all detracted from the Fund’s performance relative to its benchmark. In the consumer staples sector, a multinational manufacturer of consumer goods lagged the broader market early in the period, which hurt the Fund’s relative performance.*

Stock selection in the information technology sector contributed positively to relative performance. In particular, the Fund benefited from its exposure to shares of an IT hosting company. Stock selection in the consumer discretionary sector also contributed positively to relative performance, as the Fund benefited from its exposure to an Internet-based retailer that continued to gain market share from traditional store-based retailers.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® BlackRock Capital Appreciation Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

	1 Year	3 Year	5 Year	Since Inception (4/29/05)
AZL® BlackRock Capital Appreciation Fund	13.73%	7.21%	1.21%	4.92%

Russell 1000® Growth Index	15.26%	11.35%	3.12%	6.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® BlackRock Capital Appreciation Fund	1.13%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager voluntarily reduced the management fee to 0.70%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Blackrock Capital Appreciation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Blackrock Capital Appreciation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Blackrock Capital Appreciation Fund	$1,000.00	$1,062.10	$5.24	1.01%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Blackrock Capital Appreciation Fund	$1,000.00	$1,020.06	$5.13	1.01%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Information Technology	30.5
Consumer Discretionary	16.7
Industrials	15.6
HealthCare	13.1
Consumer Staples	7.7
Financials	5.3
Energy	2.5
Telecommunication Services	2.3
Materials	2.3

Total Common Stock	96.0
Unaffiliated Investment Company	4.0
Securities Held as Collateral for Securities on Loan	2.7

Total Investment Securities	102.7
Net other assets (liabilities)	(2.7)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Blackrock Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Common Stocks (96.0%):
Aerospace & Defense (6.3%):
300,900	Boeing Co. (The)	$22,675,824
33,600	Precision Castparts Corp.	6,364,512
71,500	United Technologies Corp.	5,863,715

		34,904,051

Air Freight & Logistics (1.0%):
78,100	United Parcel Service, Inc., Class B	5,758,313

Auto Components (1.1%):
93,100	Allison Transmission Holdings, Inc.	1,901,102
117,300	Tesla Motors, Inc.*^	3,972,951

		5,874,053

Beverages (4.2%):
397,100	Coca-Cola Co. (The)	14,394,875
128,300	PepsiCo, Inc.	8,779,569

		23,174,444

Biotechnology (5.3%):
53,000	Alexion Pharmaceuticals, Inc.*	4,971,930
69,300	Amgen, Inc.	5,981,976
107,900	ARIAD Pharmaceuticals, Inc.*	2,069,522
23,000	Biogen Idec, Inc.*	3,373,410
143,500	Gilead Sciences, Inc.*	10,540,075
15,300	Regeneron Pharmaceuticals, Inc.*	2,617,371

		29,554,284

Building Products (0.8%):
256,500	Masco Corp.	4,273,290

Capital Markets (2.0%):
55,100	Goldman Sachs Group, Inc. (The)	7,028,556
229,400	Jefferies Group, Inc.	4,259,958

		11,288,514

Chemicals (2.3%):
51,700	Celanese Corp., Series A	2,302,201
109,600	Monsanto Co.	10,373,640

		12,675,841

Commercial Banks (1.4%):
229,600	Wells Fargo & Co.	7,847,728

Communications Equipment (3.9%):
52,100	F5 Networks, Inc.*	5,061,515
269,500	QUALCOMM, Inc.	16,714,390

		21,775,905

Computers & Peripherals (8.7%):
77,400	Apple, Inc.	41,256,522
222,900	EMC Corp.*	5,639,370
95,193	Fusion-io, Inc.*^	2,182,775

		49,078,667

Shares		Fair Value

Common Stocks, continued
Consumer Finance (0.7%):
71,400	American Express Co.	$4,104,072

Diversified Telecommunication Services (1.8%):
108,300	Level 3 Communications, Inc.*^	2,502,813
174,100	Verizon Communications, Inc.	7,533,307

		10,036,120

Electrical Equipment (2.1%):
143,500	Eaton Corp. plc	7,777,700
36,600	Roper Industries, Inc.	4,080,168

		11,857,868

Energy Equipment & Services (0.7%):
56,100	National-Oilwell Varco, Inc.	3,834,435

Food & Staples Retailing (3.2%):
141,500	Costco Wholesale Corp.	13,975,955
42,700	Whole Foods Market, Inc.	3,899,791

		17,875,746

Health Care Equipment & Supplies (1.3%):
14,800	Intuitive Surgical, Inc.*	7,257,476

Health Care Providers & Services (2.1%):
220,813	Express Scripts Holding Co.*	11,923,902

Hotels, Restaurants & Leisure (3.0%):
88,800	Las Vegas Sands Corp.	4,099,008
46,700	McDonald’s Corp.	4,119,407
162,400	Starbucks Corp.	8,707,888

		16,926,303

Industrial Conglomerates (2.7%):
268,600	Danaher Corp.	15,014,740

Internet & Catalog Retail (5.2%):
83,400	Amazon.com, Inc.*	20,945,076
13,300	Priceline.com, Inc.*	8,261,960

		29,207,036

Internet Software & Services (5.3%):
178,500	eBay, Inc.*	9,107,070
28,600	Google, Inc., Class A*	20,287,982

		29,395,052

IT Services (1.6%):
57,200	Visa, Inc., Class A	8,670,376

Machinery (2.7%):
126,700	Stanley Black & Decker, Inc.	9,371,999
192,330	Terex Corp.*	5,406,396

		14,778,395

Media (2.9%):
198,300	CBS Corp., Class B	7,545,315
229,900	Comcast Corp., Class A	8,593,662

		16,138,977

Multiline Retail (0.7%):
69,900	Nordstrom, Inc.	3,739,650

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Blackrock Capital Appreciation Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels (1.8%):
76,600	Anadarko Petroleum Corp.	$5,692,146
44,700	Noble Energy, Inc.	4,547,778

		10,239,924

Personal Products (0.3%):
47,498	Herbalife, Ltd.^	1,564,584

Pharmaceuticals (4.4%):
165,000	Eli Lilly & Co.	8,137,800
87,000	Merck & Co., Inc.	3,561,780
283,700	Pfizer, Inc.	7,115,196
93,500	Valeant Pharmaceuticals International, Inc.*	5,588,495

		24,403,271

Real Estate Investment Trusts (REITs) (1.2%):
85,700	American Tower Corp.	6,622,039

Semiconductors & Semiconductor Equipment (3.2%):
37,300	Avago Technologies, Ltd.	1,180,918
313,300	ON Semiconductor Corp.*	2,208,765
235,700	Texas Instruments, Inc.	7,292,558
196,200	Xilinx, Inc.	7,043,580

		17,725,821

Software (7.8%):
573,200	Microsoft Corp.	15,321,636
230,300	Oracle Corp.	7,673,596
112,600	Red Hat, Inc.*	5,963,296
46,401	Salesforce.com, Inc.*	7,800,008
75,000	VMware, Inc., Class A*	7,060,500

		43,819,036

Shares or Principal Amount		Fair Value

Common Stocks, continued
Specialty Retail (1.7%):
152,300	Home Depot, Inc. (The)	$9,419,755

Textiles, Apparel & Luxury Goods (2.1%):
121,400	Michael Kors Holdings, Ltd.*	6,195,042
110,300	Under Armour, Inc., Class A*^	5,352,859

		11,547,901

Wireless Telecommunication Services (0.5%):
40,400	Crown Castle International Corp.*	2,915,265

Total Common Stocks (Cost $422,324,024)		535,222,834

Securities Held as Collateral for Securities on Loan (2.7%):
$15,089,820	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	15,089,820

Total Securities Held as Collateral for Securities on Loan (Cost $15,089,820)		15,089,820

Unaffiliated Investment Company (4.0%):
22,413,942	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	22,413,942

Total Unaffiliated Investment Company (Cost $22,413,942)		22,413,942

Total Investment Securities (Cost $459,827,786)(c) — 102.7%		572,726,596
Net other assets (liabilities) — (2.7%)		(14,903,540)

Net Assets — 100.0%		$557,823,056

Percentages indicated are based on net assets as of December 31, 2012.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $15,264,458.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(b)	The rate represents the effective yield at December 31, 2012.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$459,827,786

Investment securities, at value*	$572,726,596
Interest and dividends receivable	251,543
Foreign currency, at value (cost $816)	785
Receivable for capital shares issued	473,285
Reclaims receivable	386
Prepaid expenses	87

Total Assets	573,452,682

Liabilities:
Payable for capital shares redeemed	24,007
Payable for collateral received on loaned securities	15,089,820
Manager fees payable	328,348
Administration fees payable	16,979
Distribution fees payable	117,267
Custodian fees payable	5,980
Administrative and compliance services fees payable	3,089
Other accrued liabilities	44,136

Total Liabilities	15,629,626

Net Assets	$557,823,056

Net Assets Consist of:
Capital	$512,177,974
Accumulated net investment income/(loss)	3,317,989
Accumulated net realized gains/(losses) from investment transactions	(70,571,679)
Net unrealized appreciation/(depreciation) on investments	112,898,772

Net Assets	$557,823,056

Shares of beneficial interest (unlimited number of shares authorized, no par value)	39,033,043
Net Asset Value (offering and redemption price per share)	$14.29

*	Includes securities on loan of $15,264,458.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$8,092,386
Income from securities lending	649,213
Foreign withholding tax	(245)

Total Investment Income	8,741,354

Expenses:
Manager fees	4,297,669
Administration fees	191,116
Distribution fees	1,343,023
Custodian fees	19,504
Administrative and compliance services fees	14,554
Trustee fees	32,578
Professional fees	37,434
Shareholder reports	37,966
Other expenses	16,761

Total expenses before reductions	5,990,605
Less expenses voluntarily waived/reimbursed by the Manager	(537,201)
Less expenses paid indirectly	(30,075)

Net expenses	5,423,329

Net Investment Income/(Loss)	3,318,025

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	13,671,717
Change in unrealized appreciation/depreciation on investments	49,401,218

Net Realized/Unrealized Gains/(Losses) on Investments	63,072,935

Change in Net Assets Resulting From Operations	$66,390,960

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL BlackRock Capital Appreciation Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,318,025	$287,205
Net realized gains/(losses) on investment transactions	13,671,717	35,470,256
Change in unrealized appreciation/depreciation on investments	49,401,218	(83,154,004)

Change in net assets resulting from operations	66,390,960	(47,396,543)

Dividends to Shareholders:
From net investment income	(227,841)	—

Change in net assets resulting from dividends to shareholders	(227,841)	—

Capital Transactions:
Proceeds from shares issued	70,471,104	61,278,627
Proceeds from dividends reinvested	227,841	—
Value of shares redeemed	(56,658,353)	(99,064,010)

Change in net assets resulting from capital transactions	14,040,592	(37,785,383)

Change in net assets	80,203,711	(85,181,926)
Net Assets:
Beginning of period	477,619,345	562,801,271

End of period	$557,823,056	$477,619,345

Accumulated net investment income/(loss)	$3,317,989	$227,805

Share Transactions:
Shares issued	5,093,938	4,515,834
Dividends reinvested	15,866	—
Shares redeemed	(4,072,115)	(7,213,121)

Change in shares	1,037,689	(2,697,287)

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011	2010		2009		2008
Net Asset Value, Beginning of Period	$12.57	$13.83	$11.73		$8.66		$13.61

Investment Activities:
Net Investment Income/(Loss)	0.09	0.01	(0.01)		0.01		0.01
Net Realized and Unrealized Gains/(Losses) on Investments	1.64	(1.27)	2.24		3.06		(4.96)

Total from Investment Activities	1.73	(1.26)	2.23		3.07		(4.95)

Dividends to Shareholders From:
Net Investment Income	(0.01)	—	(0.01)		—	(a)	—
Net Realized Gains	—	—	(0.12)		—		—
Return of Capital	—	—	—	(a)	—		—

Total Dividends	(0.01)	—	(0.13)		—	(a)	—

Net Asset Value, End of Period	$14.29	$12.57	$13.83		$11.73		$8.66

Total Return(b)	13.73%	(9.11)%	19.20%		35.46%		(36.37)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$557,823	$477,619	$562,801		$489,930		$99,344
Net Investment Income/(Loss)	0.62%	0.05%	(0.06)%		0.11%		0.08%
Expenses Before Reductions(c)	1.11%	1.13%	1.13%		1.15%		1.20%
Expenses Net of Reductions	1.01%	1.02%	1.00%		1.07%		1.16%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.01%	1.02%	1.00%		1.07%		1.19%
Portfolio Turnover Rate	62%	81%	80	%(e)	80	%(f)	175%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 81%.

(f)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 102%.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL BlackRock Capital Appreciation Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $19 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $64,257 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements, continued

December 31, 2012

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements, continued

December 31, 2012

Pursuant to a subadvisory agreement between the Manager and BlackRock Capital Management, Inc. (“BlackRock Capital”), BlackRock Capital provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL BlackRock Capital Appreciation Fund	0.80%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements, continued

December 31, 2012

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $8,020 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements, continued

December 31, 2012

inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$535,222,834	$—	$—	$535,222,834
Securities Held as Collateral for Securities on Loan	—	15,089,820	—	15,089,820
Unaffiliated Investment Company	22,413,942	—	—	22,413,942

Total Investment Securities	$557,636,776	$15,089,820	$—	$572,726,596

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL BlackRock Capital Appreciation Fund	$331,664,702	$328,050,342

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $461,458,503. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$119,869,532
Unrealized depreciation	(8,601,439)

Net unrealized appreciation	$111,268,093

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements, continued

December 31, 2012

CLCFs subject to expiration:

	Expires 12/31/2015	Expires 12/31/2016
AZL BlackRock Capital Appreciation Fund	$5,459,839	$64,272,929

During the year ended December 31, 2012, the Fund utilized $10,126,102 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL BlackRock Capital Appreciation Fund	$227,841	$—	$227,841

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

During the year ended December 31, 2011 there were no dividends paid to shareholders.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL BlackRock Capital Appreciation Fund	$3,317,990	$791,805	$(69,732,768)	$111,268,055	$45,645,082

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

7.	Subsequent Events

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL BlackRock Capital Appreciation Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

19

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

20

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

21

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

22

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

23

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

24

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® BlackRock Global Allocation Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Consolidated Expense Examples and Consolidated Portfolio Composition Page 3

Consolidated Schedule of Portfolio Investments Page 4

Consolidated Statement of Assets and Liabilities Page 25

Consolidated Statement of Operations Page 25

Consolidated Statement of Changes in Net Assets Page 26

Consolidated Financial Highlights Page 27

Notes to the Consolidated Financial Statements Page 28

Report of Independent Registered Public Accounting Firm Page 41

Other Federal Income Tax Information Page 42

Other Information Page 43

Approval of Investment Advisory Agreement Page 44

Information about the Board of Trustees and Officers Page 48

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® BlackRock Global Allocation Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® BlackRock Global Allocation Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance from its inception on January 10, 2012 to the period ended December 31, 2012?

From its inception on January 10, 2012 through the period end of December 31, 2012 the Fund returned 7.13%, and underperformed its Balanced Composite Index, which returned 9.47%. The benchmark is comprised of 36% S&P 500 Index1; 24% FTSE All-World ex U.S. Index2 (Excluding U.S.); 24% BofA Merrill Lynch 5-Year U.S. Treasury Bond Index3; and 16% Citigroup Non-U.S. Dollar World Government Bond Index4.

The Fund underperformance relative to its composite benchmark is due to stock selection in the U.S., Canada, Australia, and the U.K. In particular, shares of gold-related companies in the materials sector detracted from performance, as did overweight positions in the materials and energy sectors. In addition, stock selection in the information technology sector dragged on performance. The Fund also held a significant position in cash and cash equivalents to help mitigate portfolio volatility. This position detracted from relative performance.*

The Fund benefited from stock selection in the financials sector, although this benefit was partially offset by an underweight position in that sector. An underweight position in fixed income securities relative to the benchmark contributed positively to the Fund’s returns. Within the Fund’s bond holdings, an overweight position in convertible and corporate bonds also positively impacted relative performance.*

During the period, global investors put aside concerns about Europe’s credit crisis, slowing growth in China and uncertainty surrounding U.S. elections, as evidenced by global equity market returns of +15.59%, as measured by the FTSE World Index, versus returns of just +2.41% for global sovereign bonds, as measured by the Citigroup Non-U.S. Dollar World Government Bond Index.

We continue to believe that the best opportunities lie primarily in high-quality equities and certain commodity-oriented investments relative to nearly all forms of fixed income securities but particularly

Western government bonds. Nevertheless, we believe that a diversified approach will remain important, as concerns regarding the U.S. fiscal policy and structural debt problems in Europe are likely to continue in 2013.*

Although the fund did invest in derivative instruments during the period, they had no significant impact on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]

The Financial Times Stock Exchange All-World ex U.S. Index (“FTSE World Index”) is part of a range of indexes designed to help United States investors benchmark their international investments. The index comprises large-(84%) and mid-(16%) cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the United States. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

[3]	The BofA Merrill Lynch 5-Year U.S. Treasury Bond Index is designed to track the total return of the current coupon 5-Year US Treasury bond.
[4]	The Citigroup Non-U.S. Dollar World Government Bond Index is a market capitalization-weighted index that tracks 10 government bond indices, excluding the United States.

Investors cannot invest directly in an index.

1

AZL® BlackRock Global Allocation Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek high total investment return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a portfolio of equity, debt and money market securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Aggregate Total Returns as of December 31, 2012
	3 Month	6 Month	Since Inception (1/10/12)
AZL® BlackRock Global Allocation Fund	1.35%	6.18%	7.13%

S&P 500 Index	–0.38%	5.95%	12.83%

FTSE All-World ex U.S. Index	6.10%	14.20%	15.59%

BofA Merrill Lynch 5-Year U.S. Treasury Bond Index	0.02%	0.85%	2.31%

Citigroup Non-U.S. Dollar World Government Bond Index	–2.36%	1.53%	2.41%

Barclays U.S. Aggregate Bond Index	0.21%	1.80%	4.28%

Balanced Composite Index	0.95%	5.96%	9.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed be may worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® BlackRock Global Allocation Fund	1.19%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.19% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 36% Standard & Poor’s 500 Index (“S&P 500”); 24% FTSE All-World ex U.S. Index; 24% BofA Merrill Lynch 5-Year U.S. Treasury Bond Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The FTSE All-World ex U.S. Index is part of a range of indexes designed to help U.S. investors benchmark their international investments. The index comprises large-(84%) and mid-(16%) cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the United States. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization. The BofA Merrill Lynch 5-Year U.S. Treasury Bond Index is designed to track the total return of the current coupon 5-Year U.S. Treasury bond. The Citigroup Non-U.S. Dollar World Government Bond Index is a market capitalization-weighted index that tracks 10 government bond indices, excluding the United States. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Expense Examples (Unaudited)

As a shareholder of the AZL BlackRock Global Allocation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL BlackRock Global Allocation Fund	$1,000.00	$1,061.80	$6.11	1.15%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL BlackRock Global Allocation Fund	$1,000.00	$1,019.36	$5.99	1.15%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Consolidated Portfolio Composition (Unaudited)

Investments	Percent of net assets (%)
Common Stocks	57.7
U.S. Treasury Obligations	18.3
Foreign Bonds	11.7
Exchanged Traded Funds	2.5
Convertible Bonds	2.8
Yankee Dollars	1.9
Corporate Bonds	1.7
Securities Held as Collateral for Securities on Loan	1.3
Preferred Stocks	1.1
Other Investments	2.4

Total Investment Securities	101.4
Net other assets (liabilities)	(1.4)

Net Assets	100.0

Country	Percent of net assets (%)
United States	55.4
Japan	7.7
United Kingdom	5.8
Germany	4.1
Canada	3.0
Australia	2.6
Brazil	2.7
Singapore	2.4
Switzerland	1.8
France	1.5
All other countries	13.0

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value
Common Stocks (57.7%):
Aerospace & Defense (1.2%):
8,110	Boeing Co. (The)	$611,170
12,551	European Aeronautic Defence & Space Co. NV	491,860
609	General Dynamics Corp.	42,185
542	L-3 Communications Holdings, Inc.	41,528
2,185	Precision Castparts Corp.	413,883
16,390	Safran SA	715,106
13,582	Spirit AeroSystems Holdings, Inc., Class A*	230,487
13,330	United Technologies Corp.	1,093,193

		3,639,412

Air Freight & Logistics (0.1%):
5,315	United Parcel Service, Inc., Class B	391,875

Airlines (0.1%):
4,600	Japan Airlines Co., Ltd.*	196,923

Auto Components (0.8%):
5,500	AISIN SEIKI Co., Ltd.	171,560
449	Autoliv, Inc.^	30,258
2,606	BorgWarner, Inc.*	186,641
23,400	Bridgestone Corp.	606,659
58,282	Cheng Shin Rubber Industry Co., Ltd.	151,727
3,129	Delphi Automotive plc*	119,684
8,200	DENSO Corp.	285,368
10,100	Futaba Industrial Co., Ltd.	43,718
5,548	Johnson Controls, Inc.	170,324
900	Lear Corp.	42,156
16,000	Toyota Industries Corp.	510,818

		2,318,913

Automobiles (1.5%):
2,815	Bayerische Motoren Werke AG (BMW)	271,453
10,000	Daihatsu Motor Co., Ltd.	197,830
1,763	Daimler AG, Registered Shares	96,328
50,000	Dongfeng Motor Corp., H Shares	78,739
39,366	Ford Motor Co.	509,790
60,000	Fuji Heavy Industries, Ltd.	755,608
21,614	General Motors Co.*	623,131
18,200	Honda Motor Co., Ltd.	670,939
1,754	Hyundai Motor Co.*	361,060
35,000	Suzuki Motor Corp.	915,120
79,000	Yulon Motor Co., Ltd.	152,069

		4,632,067

Beverages (0.9%):
20,241	Coca-Cola Co. (The)	733,736

Shares		Fair Value
Common Stocks, continued
Beverages, continued
1,521	Constellation Brands, Inc., Class A*	$53,828
13,757	DE Master Blenders 1753 NV*	160,004
3,958	Diageo plc, ADR	461,424
2,262	Dr Pepper Snapple Group, Inc.	99,935
1,623	Fomento Economico Mexicano SAB de C.V., ADR	163,436
22,000	Kirin Holdings Co., Ltd.	258,554
13,334	PepsiCo, Inc.	912,446

		2,843,363

Biotechnology (0.6%):
4,893	Amgen, Inc.	422,364
3,844	Celgene Corp.*	302,600
3,536	Cubist Pharmaceuticals, Inc.*	148,724
4,541	Gilead Sciences, Inc.*	333,536
2,028	Onyx Pharmaceuticals, Inc.*	153,175
2,961	United Therapeutics Corp.*	158,177
5,200	Vertex Pharmaceuticals, Inc.*	218,088

		1,736,664

Building Products (0.1%):
4,900	Daikin Industries, Ltd.	168,395
707,638	Yuanda China Holdings, Ltd.	85,002

		253,397

Capital Markets (1.4%):
651	Ameriprise Financial, Inc.	40,772
29,768	Bank of New York Mellon Corp. (The)	765,038
18,432	Charles Schwab Corp. (The)	264,684
9,376	Deutsche Bank AG, Registered Shares	408,443
6,533	Goldman Sachs Group, Inc. (The)	833,350
11,687	Morgan Stanley	223,455
139,300	Nomura Holdings, Inc.	822,608
3,863	Northern Trust Corp.	193,768
11,135	State Street Corp.	523,456
17,958	UBS AG, Registered Shares	282,488

		4,358,062

Chemicals (3.1%):
3,734	Agrium, Inc.	373,064
38,000	Asahi Kasei Corp.	224,442
2,047	BASF SE	192,378
815	CF Industries Holdings, Inc.	165,575
1,000	Cheil Industries, Inc.*	88,507
243,460	China BlueChemical, Ltd., H shares	163,513

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
12,739	Dow Chemical Co. (The)	$411,724
8,788	E.I. du Pont de Nemours & Co.	395,196
838	Eastman Chemical Co.	57,026
18,393	FMC Corp.	1,076,359
14,300	Hitachi Chemical Co., Ltd.	213,180
10,800	JSR Corp.	204,068
14,900	Kuraray Co., Ltd.	195,112
4,866	Lanxess AG	425,516
3,996	Linde AG	696,780
35,829	Mexichem SAB de C.V.	199,061
5,264	Monsanto Co.	498,238
3,200	Nitto Denko Corp.	157,469
6,711	Orica, Ltd.	176,433
16,656	Potash Corp. of Saskatchewan, Inc.	677,733
483	PPG Industries, Inc.	65,374
1,567	Praxair, Inc.	171,508
148,400	PTT Global Chemical pcl	344,026
11,400	Shin-Etsu Chemical Co., Ltd.	696,427
2,475	Sociedad Quimica y Minera de Chile SA, ADR	142,659
3,103	Syngenta AG, Registered Shares	1,252,040
84,000	Ube Industries, Ltd.	202,042

		9,465,450

Commercial Banks (2.9%):
23,769	Banco Bilbao Vizcaya Argentaria SA	218,183
43,730	Banco Santander SA	352,558
4,758	Bank of Nova Scotia	274,934
10,212	BB&T Corp.	297,271
13,500	BNP Paribas SA	760,870
93,282	HSBC Holdings plc	986,472
209,230	Intesa Sanpaolo	361,927
385,352	Lloyds Banking Group plc*	308,726
2,035	M&T Bank Corp.	200,386
92,900	Mitsubishi UFJ Financial Group, Inc.	499,994
42,000	Oversea-Chinese Banking Corp., Ltd.	338,014
111,296	Sberbank	343,834
40,900	Siam Commercial Bank plc	243,595
22,500	Sumitomo Mitsui Financial Group, Inc.	817,545
6,765	Svenska Handelsbanken AB, A Shares	242,500
2,195	Toronto-Dominion Bank (The)	184,867
17,874	U.S. Bancorp	570,896

Shares		Fair Value
Common Stocks, continued
Commercial Banks, continued
49,773	UniCredit SpA*	$245,756
46,744	Wells Fargo & Co.	1,597,710

		8,846,038

Communications Equipment (0.7%):
38,534	Cisco Systems, Inc.	757,193
927	Motorola Solutions, Inc.	51,615
23,636	QUALCOMM, Inc.	1,465,905

		2,274,713

Computers & Peripherals (1.7%):
6,701	Apple, Inc.	3,571,833
30,442	EMC Corp.*	770,183
11,109	Fusion-io, Inc.*^	254,729
16,926	SanDisk Corp.*	737,297
1,048	Western Digital Corp.	44,530

		5,378,572

Construction & Engineering (0.3%):
17,000	JGC Corp.	529,680
7,887	KBR, Inc.	235,979
38,000	Okumura Corp.	154,696
43,000	Toda Corp.	130,319

		1,050,674

Consumer Finance (0.5%):
10,697	American Express Co.	614,864
7,711	Capital One Financial Corp.	446,698
11,788	Discover Financial Services	454,427

		1,515,989

Containers & Packaging (0.0%):
3,666	Crown Holdings, Inc.*	134,945

Diversified Consumer Services (0.1%):
10,000	Anhanguera Educacional Participacoes SA	170,881

Diversified Financial Services (1.4%):
90,465	Bank of America Corp.	1,049,394
24,720	Citigroup, Inc.	977,923
3,163	Deutsche Boerse AG	193,035
300,000	General Electric Capital Corp., Series B	326,694
39,441	ING Groep NV*	377,119
34,458	JPMorgan Chase & Co.	1,515,118

		4,439,283

Diversified Telecommunication Services (2.2%):
45,438	AT&T, Inc.	1,531,715
3,449	BCE, Inc.	147,859
132,191	BT Group plc	498,215
27,503	Chunghwa Telecom Co., Ltd.	89,496
7,325	Chunghwa Telecom Co., Ltd., ADR^	236,892

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
44,141	Deutsche Telekom AG, Registered Shares	$501,439
20,954	Koninklijke (Royal) KPN NV	103,610
5,587	KT Corp., ADR*	93,527
1,050	KT Corp.*	34,912
8,400	Nippon Telegraph & Telephone Corp.	352,913
88,641	PT Telekomunikasi Indonesia Tbk	83,467
145,000	Singapore Telecommunications, Ltd.	394,449
565	Swisscom AG, Registered Shares	243,747
10,259	Telefonica Brasil SA, ADR	246,832
26,205	Telefonica Deutschland Holding AG*	199,864
11,751	Telefonica SA	159,546
101,200	Telekom Malaysia Berhad	200,092
45,043	Telstra Corp., Ltd.	205,143
2,586	TELUS Corp.	169,297
19,067	Verizon Communications, Inc.	825,029
16,489	Ziggo NV	532,847

		6,850,891

Electric Utilities (0.7%):
8,773	American Electric Power Co., Inc.	374,432
1,130	Duke Energy Corp.	72,094
91,628	Federal Hydrogenerating Co. (RusHydro), ADR	214,641
10,334	NextEra Energy, Inc.	715,009
11,163	PPL Corp.	319,597
23,731	Scottish & Southern Energy plc	548,363

		2,244,136

Electrical Equipment (0.3%):
2,489	Eaton Corp. plc	134,904
7,638	Rockwell Automation, Inc.	641,516
13,400	Sumitomo Electric Industries, Ltd.	155,094

		931,514

Electronic Equipment, Instruments & Components (0.6%):
60,273	Corning, Inc.	760,645
55,000	Hitachi, Ltd.	323,737
16,000	HOYA Corp.	315,078
1,700	KYOCERA Corp.	154,185
5,200	Murata Manufacturing Co., Ltd.	306,743
1,200	TE Connectivity, Ltd.	44,544

		1,904,932

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services (0.9%):
572	Diamond Offshore Drilling, Inc.^	$38,873
10,420	Halliburton Co.	361,470
722	Helmerich & Payne, Inc.	40,439
14,722	McDermott International, Inc.*	162,236
9,996	National-Oilwell Varco, Inc.	683,227
16,091	Schlumberger, Ltd.	1,114,945
1,195	Technip-Coflexip SA	137,564
4,423	Tenaris SA, ADR	185,412

		2,724,166

Food & Staples Retailing (0.5%):
10,130	CVS Caremark Corp.	489,786
1,680	Kroger Co. (The)	43,714
14,919	Wal-Mart Stores, Inc.	1,017,922

		1,551,422

Food Products (1.7%):
32,833	Cosan, Ltd., Class A Shares	568,340
10,415	General Mills, Inc.	420,870
7,568	H.J. Heinz Co.	436,522
11,452	Hillshire Brands Co.	322,259
13,011	Kraft Foods Group, Inc., Class A	591,611
8,146	Mead Johnson Nutrition Co.	536,740
22,479	Mondelez International, Inc., Class A	572,540
14,457	Nestle SA, Registered Shares	942,480
22,850	SLC Agricola SA	221,831
5,913	Unilever NV	223,094
2,150	Unilever NV, NYS	82,345
2,377	Unilever plc, ADR	92,037
3,909	Unilever plc	148,354

		5,159,023

Gas Utilities (0.2%):
54,000	China Resources Gas Group, Ltd.	111,692
101,000	Tokyo Gas Co., Ltd.	461,844

		573,536

Health Care Equipment & Supplies (0.3%):
4,100	Covidien plc	236,734
8,066	Medtronic, Inc.	330,868
5,410	St. Jude Medical, Inc.	195,517
3,200	Terumo Corp.	127,168

		890,287

Health Care Providers & Services (2.5%):
12,761	Aetna, Inc.	590,834
6,526	AmerisourceBergen Corp.	281,793
45,100	Bangkok Dusit Medical Services plc, Class F	168,251

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
14,901	Cardinal Health, Inc.	$613,623
5,593	CIGNA Corp.	299,002
898	Coventry Health Care, Inc.	40,257
2,580	DaVita, Inc.*	285,167
6,821	Express Scripts Holding Co.*	368,334
2,093	Fresenius Medical Care AG & Co., KGaA	144,594
4,445	Fresenius SE & Co. KGaA	511,530
15,276	HCA Holdings, Inc.	460,877
8,664	HealthSouth Corp.*	182,897
7,032	Humana, Inc.	482,606
571,900	IHH Healthcare Bhd*	633,195
49,787	Life Healthcare Group Holdings Pte, Ltd.	200,304
4,803	McKesson, Inc.	465,699
28,480	NMC Health plc*	92,063
47,000	Raffles Medical Group, Ltd.	100,810
69,597	Sinopharm Group Co., H Shares	221,065
16,152	UnitedHealth Group, Inc.	876,085
10,931	Universal Health Services, Inc., Class B	528,514
3,463	WellPoint, Inc.	210,966

		7,758,466

Hotels, Restaurants & Leisure (0.3%):
10,446	International Game Technology	148,020
8,851	McDonald’s Corp.	780,746
837	Wyndham Worldwide Corp.	44,537

		973,303

Household Durables (0.4%):
25,893	Cyrela Brazil Realty SA Empreendimentos e Participacoes	228,326
1,000	Garmin, Ltd.^	40,820
44,340	MRV Engenharia e Participacoes SA	266,334
20,599	PulteGroup, Inc.*	374,078
2,600	Rinnai Corp.	176,675
6,000	Sekisui Chemical Co., Ltd.	51,970

		1,138,203

Household Products (0.7%):
5,484	Colgate-Palmolive Co.	573,297
3,483	Kimberly-Clark Corp.	294,070
19,800	Procter & Gamble Co. (The)	1,344,222

		2,211,589

Independent Power Producers & Energy Traders (0.2%):
24,646	AES Corp. (The)	263,712
22,022	Calpine Corp.*	399,259

		662,971

Shares		Fair Value
Common Stocks, continued
Industrial Conglomerates (1.4%):
4,489	3M Co.	$416,804
110,719	Beijing Enterprises Holdings, Ltd.	725,934
96,133	General Electric Co.	2,017,831
47,000	Keppel Corp., Ltd.	427,187
4,187	Siemens AG, Registered Shares	455,032
477,276	Tianjin Development Holdings, Ltd.*	266,730

		4,309,518

Insurance (2.2%):
10,300	ACE, Ltd.	821,940
6,100	American International Group, Inc.*	215,330
13,497	Amlin plc	81,979
2,729	Arch Capital Group, Ltd.*	120,131
21,196	AXA SA	383,349
1,033	Axis Capital Holdings, Ltd.	35,783
2,316	Berkshire Hathaway, Inc., Class B*	207,745
4,453	Chubb Corp. (The)	335,400
1,440	CNA Financial Corp.	40,334
7,524	Fidelity National Financial, Inc., Class A	177,190
1,954	Lincoln National Corp.	50,609
6,740	MetLife, Inc.	222,016
18,200	MS&AD Insurance Group Holdings, Inc.	363,671
1,043	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	187,243
1,773	Platinum Underwriters Holdings, Ltd.	81,558
12,630	Progressive Corp. (The)	266,493
2,959	Prudential Financial, Inc.	157,803
18,014	QBE Insurance Group, Ltd.	206,131
625	Reinsurance Group of America, Inc.	33,450
2,172	RenaissanceRe Holdings, Ltd.	176,496
10,800	Sony Financial Holdings, Inc.	194,305
2,269	StanCorp Financial Group, Inc.	83,204
31,700	Tokio Marine Holdings, Inc.	884,013
748	Torchmark Corp.	38,649
7,711	Travelers Cos., Inc. (The)	553,805
1,879	UnumProvident Corp.	39,121
22,618	XL Group plc	566,807
848	Zurich Insurance Group AG	226,810

		6,751,365

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Internet & Catalog Retail (0.1%):
941	Expedia, Inc.	$57,824
17,100	Rakuten, Inc.	133,381

		191,205

Internet Software & Services (0.6%):
1,547	Baidu, Inc., ADR*	155,149
1,745	Google, Inc., Class A*	1,237,851
5,274	Project Eagle Shell*(b)	88,603
18,506	Project Eagle Shell, Series D*(b)	314,602
475	Yahoo! Japan Corp.	153,769

		1,949,974

IT Services (0.8%):
700	Accenture plc, Class A	46,550
418	Alliance Data Systems Corp.*^	60,510
1,478	Amdocs, Ltd.	50,237
1,382	Computer Sciences Corp.	55,349
1,446	Fidelity National Information Services, Inc.	50,335
1,938	MasterCard, Inc., Class A	952,101
9,180	Visa, Inc., Class A	1,391,504

		2,606,586

Leisure Equipment & Products (0.1%):
11,837	Mattel, Inc.	433,471

Life Sciences Tools & Services (0.5%):
6,077	Agilent Technologies, Inc.	248,792
3,093	Life Technologies Corp.*	151,804
996	Mettler-Toledo International, Inc.*	192,527
6,574	PerkinElmer, Inc.	208,659
5,569	Thermo Fisher Scientific, Inc.	355,191
3,597	Waters Corp.*	313,371

		1,470,344

Machinery (0.9%):
1,049	CNH Global NV, NYS	42,264
2,016	Cummins, Inc.	218,434
1,700	Fanuc, Ltd.	316,193
53,654	Fiat Industrial SpA	588,221
54,796	Haitian International Holdings, Ltd.	65,434
75,000	IHI Corp.	192,813
41,439	Invensys plc	225,104
52,000	Kubota Corp.	597,345
6,829	Navistar International Corp.*^	148,667
5,416	PACCAR, Inc.	244,857
482	Parker Hannifin Corp.	40,999

		2,680,331

Shares		Fair Value
Common Stocks, continued
Marine (0.1%):
22	A.P. Moller - Maersk A/S, Class B	$168,422

Media (1.1%):
38,242	Comcast Corp., Class A	1,429,487
1,523	DISH Network Corp., Class A	55,437
5,656	Eutelsat Communications	187,779
4,019	Kabel Deutschland Holding AG	300,500
1,921	Liberty Media Corp. - Liberty Capital, Class A*	222,855
10,376	Manchester United plc, Class A*^	145,783
784	McGraw-Hill Cos., Inc. (The)	42,861
10,570	Shaw Communications, Inc., Class B^	242,778
27,000	Singapore Press Holdings, Ltd.	89,355
5,713	Time Warner Cable, Inc.	555,246
26,010	Zon Multimedia Servicos de Telecommunicacoes e Multimedia SGPS SA	102,545

		3,374,626

Metals & Mining (2.1%):
27,115	Alcoa, Inc.	235,358
13,636	Antofagasta plc	302,956
22,903	BHP Billiton plc	804,673
6,285	Detour Gold Corp.*	157,315
25,726	Eldorado Gold Corp.	331,147
3,083	Freeport-McMoRan Copper & Gold, Inc.	105,439
19,971	Glencore International plc^	116,367
32,663	Goldcorp, Inc.	1,198,731
28,184	Kinross Gold Corp.	273,791
6,160	Kinross Gold Corp.	59,875
12,806	Newcrest Mining, Ltd.	298,907
13,239	Newmont Mining Corp.	614,819
26,702	Osisko Mining Corp.*	214,819
69,095	Polyus Gold International, Ltd.*	230,790
388	POSCO	126,879
1,720	POSCO, ADR	141,298
9,237	Rio Tinto plc	538,178
12,660	Silver Wheaton Corp.	456,773
10,240	Stillwater Mining Co.*^	130,867
1,193	Teck Resources, Ltd., Class B	43,366

		6,382,348

Multiline Retail (0.1%):
6,833	Kohl’s Corp.	293,683
922	Macy’s, Inc.	35,976

		329,659

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Multi-Utilities (0.5%):
8,922	CMS Energy Corp.	$1217,518
10,877	Dominion Resources, Inc.	563,429
56,668	National Grid plc	648,997

		1,429,944

Office Electronics (0.2%):
14,300	Canon, Inc.	560,974

Oil, Gas & Consumable Fuels (6.0%):
4,628	Anadarko Petroleum Corp.	343,907
3,352	Apache Corp.	263,132
41,853	Athabasca Oil Corp.*	439,827
59,489	BG Group plc	997,369
9,498	BP plc, ADR	395,497
30,976	BP plc	214,592
10,773	Canadian Natural Resources, Ltd.	311,017
386	Chevron Corp.	41,742
12,905	Cobalt International Energy, Inc.*	316,947
735	ConocoPhillips	42,623
20,209	CONSOL Energy, Inc.	648,709
15,576	Devon Energy Corp.	810,575
33,033	Eni SpA	814,817
2,685	EOG Resources, Inc.	324,321
17,628	Genel Energy plc*	225,114
92	INPEX Corp.	491,075
18,664	KazMunaiGas Exploration Production, Registered Shares, GDR	337,638
40,729	Marathon Oil Corp.	1,248,751
27,007	Marathon Petroleum Corp.	1,701,441
4,029	Murphy Oil Corp.	239,927
20,390	Occidental Petroleum Corp.	1,562,078
26,526	Petroleo Brasileiro SA, ADR	511,953
25,921	Phillips 66	1,376,405
19,200	PTT pcl	209,494
23,859	QEP Resources, Inc.	722,212
4,962	Royal Dutch Shell plc, ADR	342,130
9,156	SM Energy Co.	478,035
5,980	Statoil ASA	150,121
26,579	Suncor Energy, Inc.	874,295
1,282	Suncor Energy, Inc.	42,280
13,918	Total SA, ADR	723,875
10,863	Total SA	562,178
1,689	Valero Energy Corp.	57,629
12,995	Whiting Petroleum Corp.*	563,593

		18,385,299

Paper & Forest Products (0.0%):
1,419	International Paper Co.	56,533

Personal Products (0.1%):
34,259	Hypermarcas SA*	283,863
3,900	Kao Corp.	101,630

		385,493

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals (3.5%):
8,619	Abbott Laboratories	$564,545
6,681	Allergan, Inc.	612,848
3,900	Astellas Pharma, Inc.	175,223
16,924	AstraZeneca plc	799,963
823	AstraZeneca plc, ADR	38,903
3,170	Bayer AG	300,997
13,292	Bristol-Myers Squibb Co.	433,186
941	GlaxoSmithKline plc, ADR	40,905
150,000	Hypermarcas SA^(a)	162,375
16,855	Johnson & Johnson Co.	1,181,536
18,000	Kyowa Hakko Kogyo Co., Ltd.	177,791
26,920	Merck & Co., Inc.	1,102,105
14,385	Mylan, Inc.*	395,300
5,263	Novartis AG, Registered Shares	333,300
2,196	Perrigo Co.	228,450
66,973	Pfizer, Inc.	1,679,682
4,734	Roche Holding AG	964,696
891	Sanofi, ADR	42,216
5,844	Sanofi	554,154
14,640	Shire plc	449,567
3,200	Takeda Pharmacuetical Co., Ltd.	143,032
8,248	Teva Pharmaceutical Industries, Ltd., ADR	307,980
3,724	Valeant Pharmaceuticals International, Inc.*	222,583

		10,911,337

Professional Services (0.1%):
20,118	Qualicorp SA*	209,432

Real Estate Investment Trusts (REITs) (0.8%):
9,715	American Capital Agency Corp.	281,152
6,632	American Tower Corp.	512,454
4,100	Equity Residential Property Trust	232,347
4,563	Health Care REIT, Inc., Series I	260,804
118,965	Link REIT (The)	595,015
77,900	Macquarie Mexico Real Estate Management SA de CV*(b)	151,459
875	Simon Property Group, Inc.	138,329
725	Unibail	177,465

		2,349,025

Real Estate Management & Development (0.8%):
11,592	BR Malls Participacoes SA	153,608
8,983	Brookfield Asset Management, Inc., Class A	329,227
136,000	CapitaLand, Ltd.	417,340
13,000	Mitsui Fudosan Co., Ltd.	317,659

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
59,321	St. Joe Co. (The)*^	$1,369,129

		2,586,963

Road & Rail (0.8%):
46,740	Asciano, Ltd.	228,366
3,720	Canadian Pacific Railway, Ltd.	378,026
589	Canadian Pacific Railway, Ltd., Class 1	59,765
10,200	East Japan Railway Co.	659,608
6,905	Union Pacific Corp.	868,097
4,100	West Japan Railway Co.	161,496

		2,355,358

Semiconductors & Semiconductor Equipment (1.6%):
25,204	Applied Materials, Inc.	288,334
6,119	ASML Holding NV	396,097
770	ASML Holding NV, NYS	49,596
46,549	Freescale Semiconductor, Ltd.*^	512,504
55,639	Intel Corp.	1,147,833
824	KLA-Tencor Corp.	39,354
4,200	ROHM Co., Ltd.	136,466
1,457	Samsung Electronics Co., Ltd.	2,085,539
96,836	Taiwan Semiconductor Manufacturing Co., Ltd.	324,113

		4,979,836

Software (1.9%):
64,018	Activision Blizzard, Inc.	679,871
1,608	Adobe Systems, Inc.*	60,589
1,620	CA, Inc.	35,608
818	Check Point Software Technologies, Ltd.*	38,970
2,500	Citrix Systems, Inc.*	164,375
40,111	Electronic Arts, Inc.*	582,813
635	Intuit, Inc.	37,783
38,742	Microsoft Corp.	1,035,574
2,500	Nintendo Co., Ltd.	266,797
69,831	Oracle Corp.	2,326,768
3,150	Red Hat, Inc.*	166,824
2,685	SAP AG	215,062
1,820	Symantec Corp.*	34,234
7,617	TIBCO Software, Inc.*	167,650
1,700	VMware, Inc., Class A*^	160,038

		5,972,956

Specialty Retail (0.3%):
660	Ross Stores, Inc.	35,739
8,190	Tiffany & Co.	469,615
7,610	Yamada Denki Co., Ltd.^	293,514
123,384	Zhongsheng Group Holdings, Ltd.	188,418

		987,286

Shares		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods (0.1%):
539	Coach, Inc.	$29,920
2,315	LVMH Moet Hennessy Louis Vuitton SA	431,345

		461,265

Tobacco (0.0%):
2,900	British American Tobacco Malaysia Berhad	58,887
582	KT&G Corp.*	44,142
582	Philip Morris International, Inc.	48,678

		151,707

Trading Companies & Distributors (0.6%):
24,600	Mitsubishi Corp.	472,937
72,200	Mitsui & Co., Ltd.	1,080,320
12,400	Sumitomo Corp.	158,968

		1,712,225

Transportation Infrastructure (0.2%):
615,711	Delta Topco, Ltd.*(b)	380,017
17,381	Novorossiysk Commercial Sea Trade Port, Registered Shares, GDR	119,767

		499,784

Water Utilities (0.1%):
8,154	American Water Works Co., Inc.	302,758
Wireless Telecommunication Services (1.2%):
21,626	America Movil SAB de CV, Series L, ADR	500,426
235,600	Axiata Group Berhad	509,258
3,108	Crown Castle International Corp.*	224,273
72,590	Far EasTone Telecommunications Co., Ltd.	185,477
5,300	KDDI Corp.	374,430
9,272	Leap Wireless International, Inc.*^	61,659
29,186	MetroPCS Communications, Inc.*	290,109
434	Millicom International Cellular SA, SDR	37,739
4,596	MTN Group, Ltd.	96,744
289	NTT DOCOMO, Inc.	415,119
2,073	Philippine Long Distance Telephone Co., ADR	127,096
5,757	Rogers Communications, Inc., Class B	262,059
1,700	SOFTBANK Corp.	62,217
10,744	Vodafone Group plc, ADR	270,642
90,274	Vodafone Group plc	226,991

		3,644,239

Total Common Stocks (Cost $162,713,798)		177,811,926

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Preferred Stocks (1.1%):
Automobiles (0.3%):
3,909	Volkswagen AG, Preferred Shares	$889,219

Commercial Banks (0.7%):
12,582	Citigroup Capital XIII, Preferred Shares	351,038
15,500	GMAC Capital Trust I, Series 2, Preferred Shares	413,074
8,233	HSBC Holdings plc, Series 2, Preferred Shares	226,901
17,685	Itau Unibanco Holding SA, Preferred Shares	292,189
5,440	RBS Capital Funding Trust VII, Series G, Preferred Shares	112,717
8,669	Royal Bank of Scotland Group plc, Series T, Preferred Shares, ADR	207,276
4,850	Royal Bank of Scotland Group plc, Series M, Preferred Shares, ADR	109,562
2,900	Royal Bank of Scotland Group plc, Series Q, Preferred Shares, ADR	66,700
4,409	U.S. Bancorp, Series G, Preferred Shares	122,306
7,709	U.S. Bancorp, Series F, Preferred Shares	220,786

		2,122,549

Food & Staples Retailing (0.1%):
6,700	Companhia Brasileira de Destribuicao Grupo Pao de Acucar, Preferred Shares	294,901

Total Preferred Stocks (Cost $2,854,528)		3,306,669

Warrant (0.0%):
Paper & Forest Products (0.0%):
157,250	TFS Corp., Ltd., Strike price AUD 1.28, Expires 7/15/18	17,077

Total Warrant (Cost $–)		17,077

Convertible Preferred Stocks (0.5%):
Aerospace & Defense (0.1%):
3,087	United Technologies Corp., 7.50%	171,977

Automobiles (0.1%):
6,977	General Motors Co., Series B, 4.75%	307,895

Commercial Banks (0.1%):
140	Wells Fargo & Co., Series L, Class A, 7.50%	171,500

Shares or Principal Amount		Fair Value
Convertible Preferred Stocks, continued
Electric Utilities (0.2%):
5,676	Nextera Energy, Inc., 5.60%	$282,949
4,820	PPL Corp., 9.50%	253,098
4,100	PPL Corp., 8.75%	220,293

		756,340

Health Care Providers & Services (0.0%):
3,038	Omnicare Capital Trust II, Series B, 4.00%	146,109

Total Convertible Preferred Stocks (Cost $1,474,163)		1,553,821

Private Placements (0.7%):
Commercial Banks (0.2%):
$ 150,000	Banco Santander SA, 4.13%, 11/9/22(a)	152,625
200,000	Sberbank of Russia/SB Capital SA, 5.13%, 10/29/22(a)	203,250
200,000	Vnesheconombank, 6.03%, 7/5/22(a)	232,500

		588,375

Diversified Financial Services (0.1%):
78,000	Hyundai Capital America, Inc., 1.63%, 10/2/15(a)	78,469
124,000	Hyundai Capital America, Inc., 2.13%, 10/2/17(a)	124,888

		203,357

Oil, Gas & Consumable Fuels (0.1%):
185,103	Odebrecht Drilling VIII/IX, 6.35%, 6/30/21(a)	207,943

Paper & Forest Products (0.1%):
425,000	TFS Corp., Ltd., 11.00%, 7/15/18(c)	408,530

Sovereign Bonds (0.1%):
200,000	Ukraine Government, 7.80%, 11/28/22(a)	201,028

Tobacco (0.1%):
200,000	B.A.T. International Finance plc, 2.13%, 6/7/17(a)	204,932

Total Private Placements (Cost $1,752,967)		1,814,165

Convertible Bonds (2.8%):
Automobiles (0.2%):
400,000	Volkswagen International Finance NV, 5.50%, 11/9/15(a)	581,119

Biotechnology (0.2%):
321,000	Gilead Sciences, Inc., Series D, 1.63%, 5/1/16	541,286

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value
Convertible Bonds, continued
Commercial Banks (0.0%):
$ 7,000	CSG Guernsey V, Ltd., 4.00%, 3/29/13	$10,473

Diversified Financial Services (0.8%):
216,000	CSG Guernsey V, Ltd., 4.00%, 3/29/13	323,154
1,570,000	Dana Gas Sukuk, Ltd., 7.50, 10/31/49, Series DANA	1,264,007
2,000,000	Wharf Finance (2014), Ltd., 2.30%, 6/7/14+	261,786
50,000,000	Zeus (Cayman), 0.66%, 8/19/13+	562,804
20,000,000	Zeus Cayman II, Series REGS, 1.02%, 8/18/16+	248,441

		2,660,192

Food & Staples Retailing (0.1%):
400,000	Olam International, Ltd., 6.00%, 10/15/16	358,000

Food Products (0.1%):
400,000	REI Agro, Ltd., Series REGS, 5.50%, 11/13/14	273,848

Health Care Equipment & Supplies (0.1%):
400,000	Hologic, Inc., Series 2010, 2.00%, 12/15/37(d)	446,000

Metals & Mining (0.0%):
17,000	Stillwater Mining Co., Series SWC, 1.75%, 10/15/32, Callable 10/20/19 @ 100	19,816

Oil, Gas & Consumable Fuels (0.2%):
570,000	Cobalt International Energy, Inc., 2.63%, 12/1/19	575,344

Pharmaceuticals (0.3%):
102,000	Cubist Pharmaceuticals, Inc., 2.50%, 11/1/17	160,013
279,000	Mylan, Inc., 3.75%, 9/15/15	593,048

		753,061

Real Estate Management & Development (0.7%):
500,000	CapitaLand, Ltd., 2.10%, 11/15/16	411,992
250,000	CapitaLand, Ltd., 3.13%, 3/5/18	220,326

Principal Amount		Fair Value
Convertible Bonds, continued
Real Estate Management & Development, continued
$ 750,000	CapitaLand, Ltd., Series CAPL, 2.95%, 6/20/22	$608,009
75,000	Forest City Enterprises, Inc., 4.25%, 8/15/18	78,891
200,000	Pyrus, Ltd., Series REGS, 7.50%, 12/20/15	224,200
100,000	PYRUS, Ltd., 7.50%, 12/20/15	112,100
500,000	Ying Li International Real Estate, Ltd., 4.00%, 3/3/15	431,952

		2,087,470

Software (0.1%):
120,000	Electronic Arts, Inc., 0.75%, 7/15/16	110,625
80,000	Take-Two Interactive Software, Inc., 4.38%, 6/1/14	97,150
267,000	Take-Two Interactive Software, Inc., 1.75%, 12/1/16	253,984

		461,759

Total Convertible Bonds (Cost $7,190,154)		8,768,368

Floating Rate Loans (0.3%):
Industrials (0.0%):
105,641	Hamilton Sundstrand Industrial, 5.00%, 12/5/19(d)	106,565

Insurance (0.2%):
571,000	Delta Debtco, Ltd., 0.09%, 10/30/19(b)(d)	562,435

Machinery (0.0%):
55,400	Navistar International Corp., 7.00%, 8/17/17(d)	55,539

Metals & Mining (0.0%):
106,932	Essar Steel Algoma, Inc., 8.75%, 9/18/14(d)	105,328

Oil, Gas & Consumable Fuels (0.1%):
247,677	GNL Quintero SA, 1.46%, 6/20/23(d)	213,745

Total Floating Rate Loans (Cost $1,036,394)		1,043,612

Collateralized Mortgage Obligations (0.1%):
384,503	Banc of America Large Loan, Inc., Series 2010, Class HLTN, 2.51%, 11/15/13(a)(d)	383,710

Total Collateralized Mortgage Obligations (Cost $372,549)		383,710

continued

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value
Corporate Bonds (1.7%):
Beverages (0.1%):
$163,000	Anheuser-Busch InBev NV Worldwide, Inc., 1.38%, 7/15/17	$164,716

Capital Markets (0.1%):
100,000	Ford Motor Credit Co. LLC, 7.00%, 4/15/15	111,504
100,000	Ford Motor Credit Co. LLC, 6.63%, 8/15/17	116,847
79,000	Morgan Stanley, 4.75%, 3/22/17	86,186
29,000	Morgan Stanley, 4.88%, 11/1/22	30,026

		344,563

Commercial Banks (0.2%):
143,000	Ally Financial, Inc., 4.50%, 2/11/14	147,111
210,000	HSBC USA, Inc., 1.63%, 1/16/18	210,191
250,000	JP Morgan Chase Bank NA, 0.64%, 6/13/16	243,041

		600,343

Communications Equipment (0.1%):
186,000	Hughes Satellite Systems, 6.50%, 6/15/19	205,065
60,000	Hughes Satellite Systems, 7.63%, 6/15/21	68,250

		273,315

Construction Materials (0.1%):
75,000	Building Materials Corp., 6.88%, 8/15/18, Callable 8/15/14 @ 103.44(a)	81,000
211,000	Texas Industries, Inc., 9.25%, 8/15/20, Callable 8/15/15 @ 104.63	226,298

		307,298

Diversified Financial Services (0.2%):
437,000	Bank of America Corp., 1.50%, 10/9/15	439,233
133,000	Citigroup, Inc., Series A, 5.95%, Callable 1/30/23 @ 100(d)	134,663

		573,896

Health Care Equipment & Supplies (0.0%):
30,000	DJO Finance LLC/ DJO Finance Corp., 9.75%, 10/15/17, Callable 10/15/13 @ 107.31	26,700

Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Providers & Services (0.1%):
$117,000	DaVita, Inc., 6.38%, 11/1/18, Callable 11/1/13 @ 104.78	$125,483
82,000	DaVita, Inc., 6.63%, 11/1/20, Callable 11/1/14 @ 104.97	89,175

		214,658

Industrial Conglomerates (0.1%):
178,000	General Electric Capital Corp., Series A, 5.63%, 5/1/18	211,381

IT Services (0.1%):
163,000	SunGard Data Systems, Inc., 7.38%, 11/15/18, Callable 11/15/13 @ 105.53	174,614

Media (0.1%):
135,000	Cablevision Systems Corp., 5.88%, 9/15/22	135,169
290,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22, Callable 9/30/17 @ 102.63	293,625

		428,794

Oil, Gas & Consumable Fuels (0.3%):
305,000	Consol Energy, Inc., 8.00%, 4/1/17, Callable 4/1/14 @ 104	330,163
156,000	Linn Energy LLC / Linn Energy Finance Corp., 7.75%, 2/1/21, Callable 9/15/15 @ 103.88	166,140
325,000	Reliance Holdings USA, Inc., 4.50%, 10/19/20(a)	340,295

		836,598

Transportation Infrastructure (0.2%):
473,408	Delta Topco, Ltd., 10.00%, 11/24/60(b)	483,288

Wireless Telecommunication Services (0.0%):
128,000	Cricket Communications, Inc., 7.75%, 10/15/20, Callable 10/15/15 @ 103.88^	130,560

Total Corporate Bonds (Cost $4,383,706)		4,770,724

Foreign Bonds (11.7%):
Commercial Banks (0.3%):
360,000	Lloyds TSB Bank plc, Series E, 13.00%, Callable 1/22/29 @ 100+(d)	848,634

continued

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value
Foreign Bonds, continued
Media (0.0%):
$100,000	Nara Cable Funding, Ltd., 8.88%, 12/1/18, Callable 12/1/13 @ 108.88+(a)	$133,960

Metals & Mining (0.0%):
96,000	New World Resources BV, Series REGS, 7.88%, 5/1/18, Callable 5/1/14 @ 103.94+	130,945

Pharmaceuticals (0.0%):
100,000	Capsugel FinanceCo SCA, 9.88%, 8/1/19, Callable 8/1/14 @ 107.41+(a)	148,478

Sovereign Bonds (11.4%):
817,000	Australian Government, Series 129, 5.50%, 12/15/13+	870,988
1,151,000	Australian Government, Series 124, 5.75%, 5/15/21+	1,423,463
330,000	Australian Government, Series 128, 5.75%, 7/15/22+	413,078
2,630,000	Australian Government, Series 133, 5.50%, 4/21/23+	3,256,067
4,136,000	Brazil Nota do Tesouro Nacional, Series NTNF, 0.66%, 1/1/21+(e)	2,128,294
521,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 8/15/22+(e)	700,530
1,262,000	Brazil Nota do Tesouro Nacional, Series NTNB, 8/15/22+(e)	1,696,871
2,141,024	Bundesrepublik Deutschland, Series 2007, 4.25%, 7/4/17+	3,333,171
1,685,000	Bundesrepublik Deutschland, Series 9, 3.50%, 7/4/19+	2,626,807
323,000	Canadian Government, 4.00%, 6/1/16+	353,949
539,000	Canadian Government, 1.50%, 3/1/17+	545,136
397,000	Canadian Government, 3.50%, 6/1/20+	451,072
228,210	German Treasury Bill, 1/9/13+	301,162
228,210	German Treasury Bill, 1/23/13+	301,157
1,950,000	Hong Kong Government, 4.13%, 2/22/13+	253,065
3,050,000	Hong Kong Government, 2.03%, 3/18/13+	395,102

Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bonds, continued
$1,150,000	Hong Kong Government, 1.67%, 3/24/14+	$151,172
2,750,000	Hong Kong Government, 3.51%, 12/8/14+	377,887
1,400,000	Hong Kong Government, 1.69%, 12/22/14+	186,093
80,000,000	Japan Treasury Bill, Series 293, 0.09%, 1/16/13+	923,554
70,000,000	Japan Treasury Bill, Series 259, 0.09%, 2/20/13+	808,022
40,000,000	Japan Treasury Bill, Series 328, 0.09%, 3/11/13+	461,706
40,000,000	Japan Treasury Bill, Series 307, 0.10%, 3/11/13+	461,706
1,925,000	Malaysian Government, Series 0509, 3.21%, 5/31/13+	630,082
970,000	Malaysian Government, Series 0108, 3.46%, 7/31/13+	318,041
1,804,000	Malaysian Government, Series 2/04, 5.09%, 4/30/14+	605,743
102,500,000	Mexican Cetes, Series BI, 3/21/13+(f)	785,592
122,596,000	Mexican Cetes, Series BI , 4/4/13+(f)	938,068
1,026,000	Poland Government Bond, Series CPI, 3.00%, 8/24/16+	454,570
339,000	Singapore Treasury Bill, Series 182, 0.20%, 1/10/13+	277,584
913,000	Singapore Treasury Bill, Series 182, 0.19%, 1/24/13+	747,521
1,200,000	Singapore Treasury Bill, Series 91, 0.22%, 1/31/13+	982,456
1,260,000	Singapore Treasury Bill, 0.28%, 2/7/13+	1,031,537
160,000	Switzerland Government, 2.00%, 4/28/21+	198,942
114,000	Switzerland Government, 2.00%, 5/25/22+	142,630
150,000	Switzerland Government, 4.00%, 2/11/23+	219,930
250,000	Turkey Government, 5.33%, 2/20/13+	139,020

continued

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bonds, continued
$718,965	Turkey Government, 5.65%, 5/15/13+	$394,144
1,229,000	Turkey Government, 7.50%, 9/24/14+(d)	704,969
2,082,541	United Kingdom Treasury Note, 4.75%, 3/7/20+	4,176,955

		35,167,836

Total Foreign Bonds (Cost $35,345,876)		36,429,853

Yankee Dollars (1.9%):
Commercial Banks (0.9%):
200,000	Banco Bradesco (Cayman), 4.50%, 1/12/17(a)	213,000
275,000	Banco Estado Chile, 2.03%, 4/2/15	280,805
220,000	Banco Santander SA, 2.31%, 2/14/14(a)(d)	217,363
520,000	Barclays Bank plc, 7.63%, 11/21/22^	519,350
250,000	Commonwealth Bank of Australia NY, 1.90%, 9/18/17	255,606
200,000	Export-Import Bank of Korea, 1.25%, 11/20/15	200,332
230,000	Nordea Bank AB, 3.13%, 3/20/17(a)	244,916
209,000	Oversea-Chinese Banking Corp., 1.63%, 3/13/15(a)	211,595
300,000	Rabobank Nederland - Utrecht, 3.38%, 1/19/17	322,286
200,000	UBS AG Stamford CT, Series BKNT, 5.88%, 12/20/17	238,052

		2,703,305

Diversified Financial Services (0.1%):
200,000	CSG Guernsey I, Ltd., Series REGS, 7.88%, 2/24/41, Callable 8/24/16 @ 100(d)	211,580

Industrial Conglomerates (0.1%):
200,000	Hutchison Whampoa International 11, Ltd., 3.50%, 1/13/17(a)	212,223

Metals & Mining (0.0%):
139,000	FMG Resources August 2006, 6.00%, 4/1/17, Callable 4/1/15 @ 103(a)	141,780

Oil, Gas & Consumable Fuels (0.2%):
240,000	Bumi Investment Pte, Ltd., 10.75%, 10/6/17, Callable 10/6/14 @ 105.38(a)	212,400

Principal Amount		Fair Value
Yankee Dollars, continued
Oil, Gas & Consumable Fuels, continued
$275,000	OGX Austria GmbH, 8.50%, 6/1/18, Callable 6/1/15 @ 104.25^(a)	$247,500
172,000	Petrobras International Finance Co., 3.50%, 2/6/17	180,384
100,000	TNK-BP Finance SA, 6.63%, 3/20/17(a)	113,750

		754,034

Real Estate Management & Development (0.1%):
200,000	Sun Hung Kai Properties, Series E, 4.50%, 2/14/22	213,637

Road & Rail (0.1%):
247,923	Inversiones Alsacia SA, 8.00%, 8/18/18, Callable 2/18/15 @ 104(c)	249,815
87,000	Viterra, Inc., 5.95%, 8/1/20(a)	94,185

		344,000

Sovereign Bonds (0.3%):
357,000	Netherlands Government, 1.00%, 2/24/17(a)	359,893
575,000	Republic of Turkey, 6.75%, 4/3/18	695,031

		1,054,924

Wireless Telecommunication Services (0.1%):
274,000	Intelsat Jackson Holdings SA, 7.50%, 4/1/21, Callable 4/1/15 @ 103.75	302,085

Total Yankee Dollars (Cost $5,807,534)		5,937,568

U.S.Treasury Obligations (18.3%):
U.S. Treasury Bills (12.4%)
2,045,000	0.05%, 1/3/13	2,045,000
2,275,000	0.08%, 1/10/13	2,274,984
5,365,000	0.09%, 1/24/13	5,364,936
4,600,000	0.09%, 2/21/13	4,599,777
20,638,000	0.08%, 3/7/13	20,636,802
2,960,000	0.04%, 3/14/13	2,959,796
290,000	0.08%, 3/28/13	289,976

		38,171,271

U.S. Treasury Notes (5.9%)
2,900,000	2.25%, 3/31/16	3,072,866
1,491,500	0.63%, 9/30/17	1,488,820
1,530,000	1.38%, 9/30/18	1,572,793
1,238,800	1.00%, 9/30/19	1,230,283
384,200	1.25%, 10/31/19	387,382
4,834,600	3.50%, 5/15/20	5,613,048
2,496,600	2.63%, 8/15/20	2,741,579

continued

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Contracts or Principal Amount		Fair Value
U.S.Treasury Obligations, continued
U.S. Treasury Notes, continued
$414,700	2.00%, 11/15/21	$430,413
606,100	1.75%, 5/15/22	611,356
1,119,100	1.63%, 11/15/22	1,106,859

		18,255,399

Total U.S.Treasury Obligations (Cost $56,180,141)		56,426,670

U.S. Government Agency Mortgages (0.1%):
185,000	Federal National Mortgage Association, 3.00%, 1/25/42	193,845

Total U.S. Government Agency Mortgages (Cost $193,209)		193,845

Purchased Put Options (0.1%):
147	On Consol Energy, Inc., Strike @ 31 Exp 1/19/13	9,776
26,710	On EUR USD FX 1.20 Put 6/03/13	8,422
220	On Hess Corp., Strike @ 48 Exp 1/19/13	7,700
23	On KOSPI Index, Strike @ 244 Exp 12/12/13	17,727
92	On Nikkei 225 Index, Strike @ 9354 Exp 12/13/13	134,717
685	On Russell 2000 Index, Strike @ 783 Exp 2/15/13	5,846
686	On Russell 2000 Index, Strike @ 781 Exp 1/18/13	1,745
14	On S&P 500 Index, Strike @ 1410 Exp 1/19/13	21,490
1,068	On S&P 500 Index, Strike @ 1374 Exp 1/18/13	9,927
534	On S&P 500 Index, Strike @ 1373 Exp 3/15/13	16,869
533	On S&P 500 Index, Strike @ 1376 Exp 1/18/13	5,166
534	On S&P 500 Index, Strike @ 1372 Exp 3/15/13	11,588

Total Purchased Put Options (Cost $500,841)		250,973

Purchased Call Options (0.6%):
27,342	On Activision Blizzard, Inc., Strike @ 20 Exp 1/17/14	212
19,845	On Aetna, Inc., Strike @ 60 Exp 1/18/14	24,119
20,464	On Agnico-Eagle Mines, Ltd., Strike @ 85 Exp 1/17/14	18,347
49,392	On Alcoa, Inc., Strike @ 15 Exp 1/17/14	3,280

Contracts		Fair Value
Purchased Call Options, continued
154	On Anadarko Petroleum Corp., Strike @ 75 Exp 3/16/13	$66,605
72	On Anadarko Petroleum Corp., Strike @ 80 Exp 5/18/13	29,340
24,268	On AngloGold, Ltd., Strike @ 65 Exp 1/17/14	2,492
15	On Apple, Inc., Strike @ 635 Exp 2/16/13	6,113
2,073	On Autozone, Inc., Strike @ 550 Exp 1/17/14	1,278
110,249	On Bank of America Corp., Strike @ 17 Exp 1/18/14	42,476
110,307	On Barrick Gold Corp., Strike @ 80 Exp 1/17/14	4,240
59,535	On Best Buy Co., Inc., Strike @ 30 Exp 1/18/14	1,576
17,640	On Boeing Co., Strike @ 110 Exp 1/17/14	4,499
49,833	On Boston Scientific, Strike @ 10 Exp 1/17/14	1,104
49,392	On Bristol-Myers, Strike @ 50 Exp 1/17/14	2,950
26,460	On Broadcom Corp., Strike @ 55 Exp 1/18/14	8,020
28,665	On Caterpillar, Inc., Strike @ 135 Exp 1/18/14	22,150
12,300	On CBOE Volatility Index, Strike @ 18 Exp 1/16/13	17,835
110,249	On Cisco Systems, Inc., Strike @ 30 Exp 1/18/14	12,387
110,249	On Citigroup, Inc., Strike @ 50 Exp 1/18/14	236,283
9,709	On Coeur D’Alene Mines Corp., Strike @ 40 Exp 1/17/14	11,099
55,125	On Corning, Inc., Strike @ 20 Exp 1/17/14	7,237
28,813	On Eldorado Gold Corp., Strike @ 25 Exp 1/17/14	6,740
77,175	On EMC Corp., Strike @ 40 Exp 1/18/14	12,791
7,715	On Endeavour Silver Corp., Strike @ 20 Exp 1/17/14	1,149
4,874	On First Majestic Silver Corp., Strike @ 35 Exp 1/17/14	4,256
59,535	On Freeport-Mcmoran Copper & Gold, Inc., Strike @ 65 Exp 1/18/14	5,959
110,249	On General Electric Co., Strike @ 35 Exp 1/18/14	1,645
59,566	On Gold Fields, Ltd., Strike @ 22 Exp 1/17/14	5,753
68,969	On Goldcorp, Inc., Strike @ 80 Exp 1/17/14	6,722

continued

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Contracts		Fair Value
Purchased Call Options, continued
4,415	On GSSZJPFX, Strike @ 94 Exp 3/14/14(b)	$48,565
41,895	On Halliburton Co., Strike @ 55 Exp 1/18/14	13,208
15,193	On Harmony Gold Mining, Strike @ 15 Exp 1/17/14	3,704
110,249	On Hewlett-Packard Co., Strike @ 30 Exp 1/18/14	10,773
8,820	On Humana, Inc., Strike @ 105 Exp 1/18/14	4,441
25,625	On Iamgold Corp., Strike @ 30 Exp 1/17/14	1,994
11,466	On IBM, Strike @ 295 Exp 1/17/14	1,348
110,249	On Intel Corp., Strike @ 40 Exp 1/18/14	728
30,870	On JC Penney Company Inc., Strike @ 55 Exp 1/18/14	6,822
110,249	On Jpmorgan Chase & Co., Strike @ 60 Exp 1/18/14	64,328
110,307	On Kinross Gold Corp., Strike @ 20 Exp 1/17/14	12,321
39,690	On Las Vegas Sands Corp.,	17,459
88,200	On Lowe’s Co., Strike @ 45 Exp 1/18/14	86,433
63,945	On Marvell Tech Group Ltd, Strike @ 20 Exp 1/18/14	749
3,307	On Mastercard, Strike @ 660 Exp 1/18/14	21,828
19,845	On Mcdonald’S Corp., Strike @ 135 Exp 1/17/14	1,353
110,249	On Microsoft Corp., Strike @ 45 Exp 1/18/14	3,356
15,435	On Monster Beverage Corp, Strike @ 105 Exp 1/18/14	2,703
81	On Murphy Oil Corp., Strike @ 63 Exp 1/19/13	4,050
36,162	On Netapp, Inc., Strike @ 60 Exp 1/18/14	6,187
16,343	On New Gold Inc., Strike @ 22 Exp 1/17/14	3,473
88,246	On Newmont Mining, Strike @ 90 Exp 1/17/14	30,976
83	On Nikkei 225 Index, Strike @ 9685 Exp 3/14/14	114,672
76	On Nikkei 225 Index, Strike @ 9618 Exp 12/13/13	97,794
46	On Nikkei 225 Index, Strike @ 11000 Exp 12/13/13	27,690

Contracts		Fair Value
Purchased Call Options, continued
12	On Nikkei 225 Index, Strike @ 11000 Exp 12/13/13	$7,223
92	On Nikkei 225 Index, Strike @ 9400 Exp 12/13/13	131,779
92	On Nikkei 225 Index, Strike @ 9600 Exp 12/13/13	119,435
92	On Nikkei 225 Index, Strike @ 9400 Exp 12/13/13	131,779
15,102	On Novagold Resources, Strike @ 12 Exp 1/17/14	1,148
27,555	On Pan American Silver, Strike @ 50 Exp 1/17/14	1,090
4,410	On Priceline.Com, Inc., Strike @ 1000 Exp 1/18/14	37,851
44,100	On Qualcomm, Inc., Strike @ 95 Exp 1/18/14	13,822
3,720	On Randgold Resources, Strike @ 165 Exp 1/17/14	6,074
3,664	On Royal Gold Inc., Strike @ 125 Exp 1/17/14	5,894
5	On S&P 500 Index, Strike @ 1520 Exp 2/16/13	938
26,460	On Safeway, Inc., Strike @ 25 Exp 1/17/14	10,861
2,414	On Searidge Gold, Strike @ 30 Exp 1/17/14	1,815
6,746	On Silver Standard Resources Inc., Strike @ 30 Exp 1/17/14	2,450
27,673	On Silver Wheaton, Strike @ 55 Exp 1/17/14	35,499
15,738	On Silvercorp Metals Inc., Strike @ 15 Exp 1/17/14	600
97,019	On Staples Inc., Strike @ 20 Exp 1/18/14	5,917
6,615	On Starwood Hotels, Strike @ 85 Exp 1/17/14	6,013
17,649	On Stillwater Mining Co., Strike @ 25 Exp 1/17/14	3,813
49	On Taiwan Stock Exchange, Strike @ 7057 Exp 12/18/13	43,071
75	On Taiwan Stock Exchange, Strike @ 7249 Exp 12/18/13	56,545
27,841	On Talisman Energy, Inc., Strike @ 13 Exp 4/19/13	9,207

continued

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Shares or Contracts		Fair Value
Purchased Call Options, continued
16,758	On United Technologies, Strike @ 120 Exp 1/18/14	$4,598
22,050	On Unitedhealth Group, Strike @ 85 Exp 1/18/14	3,253
10,143	On Visa Inc, Strike @ 190 Exp 1/18/14	30,820
15,435	On Western Union Co., Strike @ 25 Exp 1/17/14	1,070
77,175	On Yahoo! Inc, Strike @ 25 Exp 1/18/14	60,123
66,238	On Yamana Gold, Inc., Strike @ 30 Exp 1/17/14	20,116
15,435	On Yum! Brands, Inc., Strike @ 100 Exp 1/17/14	7,731

Total Purchased Call Options (Cost $2,596,917)		1,916,147

Exchange Traded Funds (2.5%):
2,332	ETFS Platinum Trust(g)	352,972
2,762	ETFS Physical Palladium Shares(g)	191,186
75,708	iShares Gold Trust(g)	1,231,769
37,425	SPDR Gold Trust(g)	6,063,224

Total Exchange Traded Fund (Cost $7,764,484)		7,839,151

Shares or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (1.3%):
$4,008,047	Allianz Variable Insurance Products Securities Lending Collateral Trust(h)	$4,008,047

Total Securities Held as Collateral for Securities on Loan (Cost $4,008,047)		4,008,047

Unaffiliated Investment Companies (0.3%):
971,771	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(i)	971,771
9,881	VinaLand, Ltd.	3,796

Total Unaffiliated Investment Companies (Cost $978,296)		975,567

Total Investment Securities
(Cost $295,153,604)(j) — 101.4%		313,447,890
Net other assets (liabilities) — (1.4%)		(4,384,895)

Net Assets — 100.0%		$309,062,995

Percentages indicated are based on net assets as of December 31, 2012.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

MTN—Medium Term Note

NYS—New York Shares

OTC—Over The Counter

SDR—Swedish Depository Receipt

SPDR—Standard & Poor’s Depository Receipts

USD—United School District

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $3,925,187.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2012. The total of all such securities represent 0.65% of the net assets of the fund.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2012, these securities represent 0.21% of the net assets of the fund.

continued

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

(d)	Variable rate security. The rate presented represents the rate in effect at December 31, 2012. The date presented represents the final maturity date.

(e)	Principal amount is stated in 1,000 Brazilian Real Units.

(f)	Principal amount is stated in 100 Mexican Peso Units.

(g)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund, Ltd. (the “Subsidiary”).

(h)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(i)	The rate represents the effective yield at December 31, 2012.

(j)	See Federal Tax Information listed in the Notes to the Financial Statements.

continued

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2012:

Country	Percentage
Australia	2.6%
Bermuda	0.5
Brazil	2.7
British Virgin Islands	0.1
Canada	3.0
Cayman Islands	0.8
Chile	0.5
China	0.2
Denmark	0.1
France	1.5
Germany	4.1
Guernsey	0.3
Hong Kong	1.0
India	0.1
Indonesia	—	^
Ireland (Republic of)	0.4
Israel	0.1
Italy	0.6
Japan	7.7
Jersey	0.6
Kazakhstan	0.1
Luxembourg	0.3
Malaysia	0.9
Mexico	0.9
Netherlands	1.7
Norway	—	^
Panama	0.1
Philippines	—	^
Poland	0.1
Portugal	—	^
Republic of Korea (South)	1.2
Russian Federation	0.3
Singapore	2.4
South Africa	0.1
Spain	0.2
Sweden	0.3
Switzerland	1.8
Taiwan	0.4
Thailand	0.3
Turkey	0.8
Ukraine	0.1
United Arab Emirates	—	^
United Kingdom	5.7
United States	55.4

	100.0%

^	Represents less than 0.05%.

continued

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Futures Contracts

Cash of $183,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	Short	3/15/13	(24)	$(1,704,120)	$20,150
German Stock Index March Future (Euro)	Short	3/15/13	(1)	(251,373)	(288)
FTSE 100 Index March Futures (British Pounds)	Long	3/15/13	2	189,966	(1,129)
NIKKEI 225 March Futures (Japanese Yen)	Long	3/7/13	13	791,301	30,003
CAC40 10 Euro January Futures (Euro)	Long	1/18/13	21	1,009,410	(6,816)

					$41,920

Number of Contracts		Fair Value
Written Call Options (0.0%)
(271)	On Alcoa, Inc., Strike @ 10 Exp 1/19/13	$(678)
(78)	On Activision Blizzard, Inc., Strike @ 13 Exp 1/19/13	(312)
(8,146)	On Mead Johnson Nutrition Co., Strike @ 100 Exp 1/18/13	—
(26,710)	On EUR USD FX 1.40 Call 6/03/13	(14,835)
(1,500)	On Japan OTC, Strike @ 4347 Exp 1/18/13	(6)
(3,700)	On 8801 Japan OTC, Strike @ 1522 Exp 1/18/13	(24,279)
(3,410)	On 7751 JP, Strike @ 2750 Exp 1/18/13	(23,329)
(342)	On Russell 2000 Index, Strike @ 854 Exp 2/15/13	(6,785)
(534)	On S&P 500 Index, Strike @ 1520 Exp 2/15/13	(2,276)
(92)	On Nikkei 225 Index, Strike @ 11000 Exp 12/13/13	(55,379)
(34)	On Nikkei 225 Index, Strike @ 11000 Exp 12/13/13	(20,467)
(58)	On Nikkei 225 Index, Strike @ 11291 Exp 3/14/14	(37,238)
(12,300)	On CBOE Volatility Index, Strike @ 28 Exp 1/16/13	(2,460)
(4,415)	On GSSZJPFX, Strike @ 111 Exp 3/14/14(b)	(22,074)
(96)	On Electronic Arts, Inc., Strike @ 17 Exp 3/16/13	(2,448)
(35)	On Kraft Foods Group, Inc., Strike @ 48 Exp 3/16/13	(1,838)
(30)	On Mattel, Inc., Strike @ 35 Exp 1/19/13	(5,400)
(71)	On Marathon Petroleum Corp., Strike @ 68 Exp 4/20/13	(18,460)
(81)	On Murphy Oil Corp., Strike @ 68 Exp 1/19/13	(810)
(165)	On Oracle Corp., Strike @ 34 Exp 1/19/13	(5,775)
(142)	On Oracle Corp., Strike @ 35 Exp 6/22/13	(20,235)
(198)	On Procter & Gamble Co. (The), Strike @ 73 Exp 7/20/13	(16,137)
(88)	On Pultegroup, Inc., Strike @ 19 Exp 4/20/13	(12,716)
(146)	On Phillips 66, Strike @ 48 Exp 1/19/13	(77,380)
(76)	On SanDisk Corp., Strike @ 45 Exp 1/19/13	(6,422)
(52)	On Vertex Pharmaceuticals, Inc., Strike @ 40 Exp 1/19/13	(13,780)
(17)	On Valeant Pharmaceuticals International, Inc., Strike @ 50 Exp 1/19/13	(17,170)

Total Written Call Options (Premiums Received $(377,621))		$(408,689)

continued

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Number of Contracts		Fair Value
Written Put Options (0.0%)
(4,415)	On GSSZJPFX, Strike @ 84 Exp 3/14/14(b)	$(26,490)
(92)	On Nikkei 225 Index, Strike @ 9200 Exp 12/13/13	(36,414)
(83)	On Nikkei 225 Index, Strike @ 9300 Exp 3/14/14	(43,730)
(1,900)	On Whiting Petroleum Corp., Strike @ 40 Exp 3/15/13	(3,332)
(92)	On Nikkei 225 Index, Strike @ 8592 Exp 12/13/13	(24,012)
(76)	On Nikkei 225 Index, Strike @ 8808 Exp 12/13/13	(23,000)
(21)	On Murphy Oil Corp., Strike @ 55 Exp 1/19/13	(578)
(73)	On Occidental Petroleum Corp., Strike @ 70 Exp 2/16/13	(6,424)
(14)	On S&P 500 Index, Strike @ 1335 Exp 1/19/13	(4,970)
(334)	On Consol Energy, Inc., Strike @ 25 Exp 1/19/13	(2,171)
(68)	On Devon Energy Corp., Strike @ 50 Exp 1/19/13	(3,604)
(143)	On Mattel, Inc., Strike @ 25 Exp 1/19/13	(715)
(75)	On Taiwan Stock Exchange, Strike @ 6525 Exp 12/18/13	(14,033)
(685)	On Russell 2000 Index, Strike @ 702 Exp 2/15/13	(1,472)
(686)	On Russell 2000 Index, Strike @ 701 Exp 1/18/13	(219)
(8,146)	On Mead Johnson Nutrition Co., Strike @ 60 Exp 1/17/14	(37,443)
(390)	On S&P 500 Index, Strike @ 1150 Exp 12/20/13	(15,195)
(49)	On Taiwan Stock Exchange, Strike @ 5759 Exp 12/18/13	(3,658)
(1,068)	On S&P 500 Index, Strike @ 1198 Exp 1/18/13	(271)
(534)	On S&P 500 Index, Strike @ 1196 Exp 2/15/13	(1,546)
(533)	On S&P 500 Index, Strike @ 1199 Exp 1/18/13	(141)
(92)	On Nikkei 225 Index, Strike @ 8287 Exp 12/13/13	(19,545)
(92)	On Nikkei 225 Index, Strike @ 8305 Exp 12/13/13	(19,782)
(534)	On S&P 500 Index, Strike @ 1232 Exp 3/15/13	(4,754)

Total Written Put Options (Premiums Received $(533,817))		$(293,499)

At December 31, 2012, the Fund’s open foreign currency contracts were as follows:

Short Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar	Deutsche Bank	1/11/13	618,479	$645,692	$641,539	$4,153
Brazilian Real	Deutsche Bank	1/3/13	2,091,100	1,000,000	1,021,131	(21,131)
Brazilian Real	Deutsche Bank	2/4/13	2,091,100	1,014,113	1,016,941	(2,828)
British Pound	JPMorgan Chase	1/10/13	374,000	601,990	607,432	(5,442)
British Pound	Deutsche Bank	1/11/13	1,019,600	1,642,066	1,655,979	(13,913)
British Pound	JPMorgan Chase	1/17/13	22,600	36,404	36,705	(301)
British Pound	Deutsche Bank	1/18/13	623,300	1,006,131	1,012,311	(6,180)
European Euro	Credit Suisse First Boston	1/9/13	228,210	278,356	301,216	(22,860)
European Euro	Credit Suisse First Boston	1/11/13	933,782	1,222,302	1,232,526	(10,224)
European Euro	UBS Warburg	1/17/13	194,769	253,130	257,095	(3,965)
European Euro	Credit Suisse First Boston	1/23/13	228,210	278,425	301,253	(22,828)
European Euro	Credit Suisse First Boston	1/24/13	786,730	1,040,049	1,038,546	1,503
European Euro	Deutsche Bank	2/1/13	1,312,745	1,716,545	1,733,047	(16,502)
Japanese Yen	UBS Warburg	1/16/13	80,000,000	1,020,825	923,712	97,113
Japanese Yen	UBS Warburg	2/20/13	70,000,000	890,064	808,491	81,573
Japanese Yen	Deutsche Bank	3/11/13	40,000,000	501,190	462,068	39,122
Japanese Yen	Deutsche Bank	3/11/13	40,000,000	485,437	462,068	23,369
Mexican Peso	Credit Suisse First Boston	3/21/13	10,250,000	766,584	787,216	(20,632)
Mexican Peso	Deutsche Bank	4/4/13	12,259,600	948,225	940,285	7,940
Singapore Dollar	UBS Warburg	1/24/13	913,000	725,438	747,586	(22,148)
Singapore Dollar	UBS Warburg	2/7/13	1,260,000	1,015,556	1,031,707	(16,151)
Turkish New Lira	Barclays Bank	2/20/13	250,000	137,612	139,283	(1,671)
Turkish New Lira	Credit Suisse First Boston	5/15/13	241,379	131,113	133,095	(1,982)
Turkish New Lira	Credit Suisse First Boston	5/15/13	477,586	260,066	263,339	(3,273)

			266,176,190	$17,617,313	$17,554,571	$62,742

continued

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

At December 31, 2012, the Fund’s open forward cross currency contracts were as follows:

Purchase/Sale	Counterparty	Amount Purchased	Amount Sold	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
Swiss Franc/European Euro	UBS Warburg	441,536 CHF	365,518 EUR	$478,401	$479,025	$624
Swiss Franc/European Euro	Credit Suisse First Boston	769,954 CHF	637,100 EUR	844,864	846,427	1,563
European Euro/Japanese Yen	Deutsche Bank	570,000 EUR	629,344 JPY	745,650	780,012	34,362
European Euro/Japanese Yen	Barclays Bank	570,000 EUR	62,366,265 JPY	750,157	782,442	32,285
European Euro/Japanese Yen	Barclays Bank	290,000 EUR	33,129,890 JPY	382,587	382,849	(262)

				$3,201,659	$3,270,755	$68,572

Credit Default Swap Agreements—Sell Protection(a)

At December 31, 2012, the Fund’s open credit default swap agreements were as follows:

Underlying Instrument	Counterparty	Expiration Date	Implied Credit Spread at December 31, 2012 (%)(b)	Notional Amount ($)(c)	Fixed Rate (%)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
CDX North America Investment Grade Index Swap Agreement with Goldman Sachs International, N.A.; Series 19	Goldman Sachs	12/20/17	0.95	(411,500)	1.00	1,220	958	262
CDX North America Investment Grade Index Swap Agreement with Goldman Sachs International; Series 19	Goldman Sachs	12/20/17	0.95	(377,800)	1.00	1,120	642	478
CDX North America Investment Grade Index Swap Agreement with Deutsche Bank Trust Co.; Series 19	Deutsche Bank	12/20/17	0.95	(765,000)	1.00	2,268	1,847	421
CDX North America Investment Grade Index Swap Agreement with JPMorgan Chase Bank, N.A.; Series 19	JPMorgan Chase	12/20/17	0.95	(356,681)	1.00	1,057	151	906
CDX North America Investment Grade Index Swap Agreement with JPMorgan Chase Bank, N.A.; Series 19	JPMorgan Chase	12/20/17	0.95	(713,361)	1.00	2,115	2,024	91

						7,780	5,622	2,158

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

continued

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments, continued

December 31, 2012

Interest Rate Swap Agreements

At December 31, 2012, the Fund’s open interest rate swap agreements were as follows:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Pay	3-Month U.S. Dollar LIBOR BBA	0.54%	9/14/15	Deutsche Bank	2,230,300	(2,043)	(2,043)
Pay	3-Month U.S. Dollar LIBOR BBA	0.50%	9/17/15	JPMorgan Chase	1,490,000	(158)	(158)
Pay	3-Month U.S. Dollar LIBOR BBA	1.28%	6/22/16	UBS Warburg	1,144,904	4,953	4,953
Pay	3-Month U.S. Dollar LIBOR BBA	1.30%	8/17/16	Deutsche Bank	1,253,000	4,917	4,917
Pay	3-Month U.S. Dollar LIBOR BBA	1.35%	8/24/16	Deutsche Bank	973,000	4,213	4,213
Pay	3-Month U.S. Dollar LIBOR BBA	1.01%	9/27/16	Deutsche Bank	8,250,000	4,544	4,544
Pay	3-Month U.S. Dollar LIBOR BBA	1.00%	9/28/16	Goldman Sachs	6,073,000	2,580	2,580
Pay	3-Month U.S. Dollar LIBOR BBA	1.55%	9/28/17	Goldman Sachs	3,527,000	1,358	1,358
Pay	3-Month U.S. Dollar LIBOR BBA	1.55%	10/4/17	JPMorgan Chase	3,943,789	1,286	1,286
Pay	3-Month U.S. Dollar LIBOR BBA	1.24%	9/14/18	Deutsche Bank	875,900	6,726	6,726
Pay	3-Month U.S. Dollar LIBOR BBA	1.19%	9/17/18	JPMorgan Chase	610,300	2,978	2,978

						31,354	31,354

See accompanying notes to the consolidated financial statements.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$295,153,604

Investment securities, at value*	$313,447,890
Cash	36,341
Segregated cash for collateral	183,000
Interest and dividends receivable	853,328
Foreign currency, at value (cost $142,268)	142,482
Unrealized appreciation on forward currency contracts	323,607
Unrealized appreciation on swap agreements	35,713
Receivable for capital shares issued	1,179,728
Receivable for expenses paid indirectly	822
Receivable for investments sold	252,098
Premiums received on swap agreements	5,622
Reclaims receivable	40,425
Receivable for variation margin on futures contracts	19,415
Prepaid expenses	2,587

Total Assets	316,523,058

Liabilities:
Cash received as collateral for derivatives	1,100,000
Written options (Premiums received $911,438)	702,188
Unrealized depreciation on forward currency contracts	192,293
Unrealized depreciation on swap agreements	2,201
Payable upon return of securities loaned	4,008,047
Payable for investments purchased	1,033,901
Payable for variation margin on futures contracts	44,449
Manager fees payable	188,412
Administration fees payable	22,610
Distribution fees payable	62,804
Custodian fees payable	75,830
Administrative and compliance services fees payable	1,649
Other accrued liabilities	25,679

Total Liabilities	7,460,063

Net Assets	$309,062,995

Net Assets Consist of:
Capital	$290,650,546
Accumulated net investment income/(loss)	(248,340)
Accumulated net realized gains/(losses) from investment transactions	(56,964)
Net unrealized appreciation/(depreciation) on investments	18,717,753

Net Assets	$309,062,995

Shares of beneficial interest (unlimited number of shares authorized, no par value)	29,210,962
Net Asset Value (offering and redemption price per share)	$10.58

*	Includes securities on loan of $3,925,187.

Consolidated Statement of Operations

For the Period Ended December 31, 2012(a)

Investment Income:
Interest	$2,347,071
Dividends	5,198,700
Income from securities lending	82,128
Foreign withholding tax	(198,968)

Total Investment Income	7,428,931

Expenses:
Manager fees	2,470,854
Administration fees	154,463
Distribution fees	823,618
Custodian fees	281,029
Administrative and compliance services fees	9,964
Trustee fees	18,051
Professional fees	37,559
Shareholder reports	17,816
Other expenses	9,063

Total expenses before reductions	3,822,417

Less Expenses paid indirectly	(4,385)

Net expenses	3,818,032

Net Investment Income/(Loss)	3,610,899

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	1,536,791
Net realized gains/(losses) on futures contracts	(731,687)
Net realized gains/(losses) on options contracts	(1,195,874)
Net realized gains/(losses) on swap agreements	(52,572)
Net realized gains/(losses) on forward currency contracts	96,032
Change in unrealized appreciation/depreciation on investments	18,717,753

Net Realized/Unrealized Gains/(Losses) on Investments	18,370,443

Change in Net Assets Resulting From Operations	$21,981,342

(a)	For the Period January 10, 2012 (commencement of operations) to December 31, 2012.

See accompanying notes to the consolidated financial statements.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Statement of Changes in Net Assets

AZL Blackrock Global Allocation Fund
January 10, 2012 to December 31, 2012(a)
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,610,899
Net realized gains/(losses) on investment transactions	(347,310)
Change in unrealized appreciation/depreciation on investments	18,717,753

Change in net assets resulting from operations	21,981,342

Dividends to Shareholders:
From net investment income	(3,796,449)

Change in net assets resulting from dividends to shareholders	(3,796,449)

Capital Transactions:
Proceeds from shares issued	599,008,995
Proceeds from dividends reinvested	3,796,449
Value of shares redeemed	(311,927,342)

Change in net assets resulting from capital transactions	290,878,102

Change in net assets	309,062,995
Net Assets:
Beginning of period	—

End of period	$309,062,995

Accumulated net investment income/(loss)	$(248,340)

Share Transactions:
Shares issued	59,030,503
Shares reinvested	360,194
Shares redeemed	(30,179,735)

Change in shares	29,210,962

(a)	Period from commencement of operations.

See accompanying notes to the consolidated financial statements.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Consolidated Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	January 10, 2012 to December 31, 2012(a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	0.58

Total from Investment Activities	0.71

Dividends to Shareholders From:
Net Investment Income	(0.13)

Total Dividends	(0.13)

Net Asset Value, End of Period	$10.58

Total Return(b)	7.13	%(c)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$309,063
Net Investment Income/(Loss)(d)	1.09%
Expenses Before Reductions(d)(e)	1.15%
Expenses Net of Reductions(d)	1.14%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(f)	1.15%
Portfolio Turnover Rate	74%

(a)	Period from commencement of operations.
(b)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Consolidated Financial Statements.

See accompanying notes to the consolidated financial statements.

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL BlackRock Global Allocation Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Consolidation of Subsidiaries

The Fund’s primary vehicle for gaining exposure to the commodities markets is through investments in the AZL Cayman Global Allocation Fund, Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments.

As of December 31, 2012, the Fund’s aggregate investment in the Subsidiary was $7,836,508, representing 2.54% of the Fund’s net assets.

The Fund’s operations have been consolidated with the operations of the Subsidiary.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of

28

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Consolidated Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $7 million for the period ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid

29

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

securities lending fees of $8,120 during the period ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Consolidated Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Consolidated Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Consolidated Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the period ended December 31, 2012, the Fund entered into forward currency contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $20.8 million as of December 31, 2012. The monthly average amount for these contracts was $27.1 million for the period ended December 31, 2012.

Futures Contracts

During the period ended December 31, 2012, the Fund used futures contracts to gain exposure to, or economically hedge against changes in the value of equity securities. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The gross notional amount of futures contracts outstanding was $3.9 million as of December 31, 2012. The monthly average notional amount for these contracts was $6.0 million for the period ended December 31, 2012.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the period ended December 31, 2012, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts – The Fund pays a premium which is included in “Investments, at value” on the Consolidated Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for

30

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts – The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

Realized gains and losses are reported as “Net realized gains/(losses) on option contracts” on the Consolidated Statement of Operations.

The Fund had the following transactions in purchased call and put options during the period ended December 31, 2012:

	Number of Contracts	Cost
Options outstanding at December 31, 2011	—	$—
Options purchased	3,381,288	9,025,194
Options exercised	(13)	(3,313)
Options expired	(249,833)	(1,703,881)
Options closed	(178,559)	(4,220,242)

Options outstanding at December 31, 2012	2,952,883	$3,097,758

The Fund had the following transactions in written call and put options during the period ended December 31, 2012:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	—	$—
Options written	(414,565)	(3,832,647)
Options exercised	2,826	113,859
Options expired	147,708	533,228
Options closed	181,049	2,274,122

Options outstanding at December 31, 2012	(82,982)	(911,438)

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to market, interest rate and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be indentified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. The notional amounts reflect the extent of the total investment exposure the Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Schedule of Portfolio Investments. The Fund is party to

31

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as over-the-counter swap contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2012, the Fund entered into interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The notional amount of interest rate swaps outstanding was $30.4 million as of December 31, 2012. The monthly average notional amount for interest rate swaps was $19.4 million for the period ended December 31, 2012.

Credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. As of December 31, 2012, the Fund entered into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The notional amount of credit default swaps outstanding was $2.6 million as of December 31, 2012. The monthly average notional amount for credit default swaps was $0.9 million for the period ended December 31, 2012.

32

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets and	Total Fair Value	Consolidated Statement of Assets and	Total Fair Value
Primary Risk Exposure	Liabilities Location		Liabilities Location
Foreign Currency Contracts	Unrealized appreciation on forward currency contracts	$323,607	Unrealized depreciation on forward currency contracts	$192,293
Equity Contracts	Receivable for variation margin on futures contracts*	50,153	Payable for variation margin on futures contracts*	8,233
Credit Contracts	Unrealized appreciation on swap agreements	2,158	Unrealized depreciation on swap agreements	—
Interest Rate Contracts	Unrealized appreciation on swap agreements	33,555	Unrealized depreciation on swap agreements	2,201
Equity Contracts	Investment securities, at value (purchased options)	2,167,120	Written options	702,188

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Consolidated Statements of Operations for the period ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Foreign Currency Contracts	Net realized gains/(losses) on forward currency contracts/ change in unrealized appreciation/depreciation on investments	$96,032	$131,314
Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments /	(731,687)	41,920
	Net realized gains/(losses) on options contracts/change in unrealized appreciation/depreciation on investments	(1,195,874)	(721,388)
Credit Contracts	Net realized gains/(losses) on swap agreements/change in unrealized appreciation/depreciation on investments	(156,428)	2,158
Interest Rate Contracts	Net realized gains/(losses) on swap agreements/change in unrealized appreciation/depreciation on investments	103,856	31,355

33

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Consolidated Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the period ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL BlackRock Global Allocation Fund	0.75%	1.19%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Consolidated Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Consolidated Statement of Operations. During the period ended December 31, 2012, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the

34

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2012, $4,226 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the period ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

35

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non exchange-traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yields, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks:
Aerospace & Defense	$2,432,446	$1,206,966	$—	$3,639,412
Air Freight & Logistics	391,875	—	—	391,875
Auto Components	549,064	1,769,849	—	2,318,913
Automobiles	1,602,204	3,029,863	—	4,632,067
Beverages	2,424,805	418,558	—	2,843,363
Biotechnology	1,736,664	—	—	1,736,664
Capital Markets	2,844,523	1,513,539	—	4,358,062
Chemicals	4,034,456	5,430,994	—	9,465,450
Commercial Banks	3,126,064	5,719,974	—	8,846,038
Communications Equipment	2,274,713	—	—	2,274,713
Computers & Peripherals	5,378,572	—	—	5,378,572
Construction & Engineering	235,979	814,695	—	1,050,674
Consumer Finance	1,515,989	—	—	1,515,989
Containers & Packaging	134,945	—	—	134,945
Diversified Financial Services	3,542,435	896,848	—	4,439,283
Diversified Telecommunication Services	3,251,148	3,599,743	—	6,850,891
Electric Utilities	1,481,133	763,003	—	2,244,136
Electrical Equipment	776,420	155,094	—	931,514
Electronic Equipment, Instruments & Components	805,189	1,099,743	—	1,904,932

36

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

Investment Securities:	Level 1	Level 2	Level 3	Total
Energy Equipment & Services	$2,586,602	$137,564	$—	$2,724,166
Food & Staples Retailing	1,551,422	—	—	1,551,422
Food Products	3,623,264	1,535,759	—	5,159,023
Health Care Equipment & Supplies	763,119	127,168	—	890,287
Health Care Providers & Services	5,686,653	2,071,813	—	7,758,466
Hotels, Restaurants & Leisure	973,303	—	—	973,303
Household Durables	414,898	723,305	—	1,138,203
Household Products	2,211,589	—	—	2,211,589
Independent Power Producers & Energy Traders	662,971	—	—	662,971
Industrial Conglomerates	2,434,635	1,874,883	—	4,309,518
Insurance	4,223,865	2,527,500	—	6,751,365
Internet & Catalog Retail	57,824	133,381	—	191,205
Internet Software & Services	1,393,000	153,769	403,205	1,949,974
IT Services	2,606,586	—	—	2,606,586
Leisure Equipment & Products	433,471	—	—	433,471
Life Sciences Tools & Services	1,470,344	—	—	1,470,344
Machinery	695,221	1,985,110	—	2,680,331
Media	2,694,447	680,179	—	3,374,626
Metals & Mining	3,963,598	2,418,750	—	6,382,348
Multiline Retail	329,659	—	—	329,659
Multi-Utilities	780,947	648,997	—	1,429,944
Oil, Gas & Consumable Fuels	14,382,899	4,002,400	—	18,385,299
Paper & Forest Products	56,533	—	—	56,533
Pharmaceuticals	6,850,238	4,061,099	—	10,911,337
Real Estate Investment Trusts (REITs)	1,164,282	1,033,284	151,459	2,349,025
Real Estate Management & Development	1,851,964	734,999	—	2,586,963
Road & Rail	1,305,888	1,049,470	—	2,355,358
Semiconductors & Semiconductor Equipment	2,037,621	2,942,215	—	4,979,836
Software	5,491,098	481,858	—	5,972,956
Specialty Retail	505,354	481,932	—	987,286
Textiles, Apparel & Luxury Goods	29,920	431,345	—	461,265
Tobacco	48,678	103,029	—	151,707
Transportation Infrastructure	—	119,767	380,017	499,784
Water Utilities	302,758	—	—	302,758
Wireless Telecommunication Services	1,736,262	1,907,977	—	3,644,239
All Other Common Stocks+	—	4,231,283	—	4,231,283
Preferred Stocks:
Commercial Banks	1,417,285	705,264	—	2,122,549
All Other Preferred Stocks+	—	1,184,120	—	1,184,120
Warrants+	—	17,077	—	17,077
Convertible Preferred Stocks:
Commercial Banks	—	171,500	—	171,500
Electric Utilities	503,242	253,098	—	756,340
Health Care Providers & Services	—	146,109	—	146,109
All Other Convertible Preferred Stocks+	479,872	—	—	479,872
Private Placements+	—	1,814,165	—	1,814,165
Convertible Bonds+	—	8,768,368	—	8,768,368
Floating Rate Loans:
Insurance	—	—	562,435	562,435
All other Floating Rate Loans+	—	481,177	—	481,177
Collateralized Mortgage Obligations	—	383,710	—	383,710

37

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

Investment Securities:	Level 1	Level 2	Level 3	Total
Corporate Bonds:
Transportation Infrastructure	$—	$—	$483,288	$483,288
All other Corporate Bonds+	—	4,287,436	—	4,287,436
Foreign Bonds+	—	36,429,853	—	36,429,853
Yankee Dollars+	—	5,937,568	—	5,937,568
U.S. Government Agency Mortgages	—	193,845	—	193,845
U.S. Treasury Obligations	—	56,426,670	—	56,426,670
Purchased Put Options	38,966	212,007	—	250,973
Purchased Call Options	95,540	1,772,042	48,565	1,916,147
Exchange Traded Funds	7,839,151	—	—	7,839,151
Securities Held as Collateral for Securities on Loan	—	4,008,047	—	4,008,047
Unaffiliated Investment Companies	971,771	3,796	—	975,567

Total Investment Securities	$125,205,364	$186,213,557	$2,028,969	$313,447,890

Other Financial Instruments:*
Futures Contracts	41,920	—	—	41,920
Credit Default Swaps	—	2,158	—	2,158
Interest Rate Swaps	—	31,354	—	31,354
Forward Currency Contracts	—	131,314	—	131,314
Written Call Options	(202,020)	(184,595)	(22,074)	(408,689)
Written Put Options	(17,747)	(249,262)	(26,490)	(293,499)

Total Investments	$125,027,517	$185,944,526	$1,980,405	$312,952,448

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts, forward currency contracts, options and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

As of December 31, 2012 there were no significant Level 3 valuations for which significant unobservable inputs were used to determine fair value.

5.	Security Purchases and Sales

For the period ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL BlackRock Global Allocation Fund	$428,782,711	$200,068,216

For the period ended December 31, 2012, purchases and sales on long-term U.S government securities were as follows:

	Purchases	Sales
AZL BlackRock Global Allocation Fund	$48,496,460	$30,907,462

6.	Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2012, the Fund held restricted securities representing 0.21% of net assets, all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2012 are presented in the Fund’s Consolidated Schedule of Portfolio Investments.

38

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

Security	Acquisition Date	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
Inversiones Alsacia SA	2/1/12	$224,991	247,923	$249,815	0.08%
TFS Corp., Ltd.	6/6/12	409,063	425,000	408,530	0.13%

7.	Investment Risks:

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Commodities-Related Investment Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The U.S. Commodities Futures Trading Commission has proposed changes to certain of its rules governing investment in commodities by mutual funds, such as the Fund. In the event these changes are adopted, or if there are changes in the tax treatment of the Fund’s direct and indirect investments in commodities, the Fund may be unable to obtain exposure to commodity markets, or may be limited in the extent to which or manner in which it can obtain such exposure.

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

8.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable).

39

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements, continued

December 31, 2012

Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $296,208,482. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$24,063,056
Unrealized depreciation	(6,823,648)

Net unrealized appreciation	$17,239,408

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL BlackRock Global Allocation Fund	$3,796,449	$—	$3,796,449

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL BlackRock Global Allocation Fund	$1,026,297	$17,440,241	$18,466,538

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

9.	Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As December 31, 2012, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

10.	Subsequent Events

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying consolidated statement of assets and liabilities of AZL BlackRock Global Allocation Fund and Subsidiary (the “Fund”) of the Allianz Variable Insurance Products Trust, including the consolidated schedule of portfolio investments, as of December 31, 2012, and the related consolidated statements of operations, changes in net assets, and the consolidated financial highlights for the period January 10, 2012 (commencement of operations) to December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Fund and Subsidiary as of December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period January 10, 2012 to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

41

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 51.03% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

42

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

43

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

44

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

45

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

46

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

47

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

48

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

49

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Columbia Mid Cap Value Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 7

Statement of Operations Page 7

Statements of Changes in Net Assets Page 8

Financial Highlights Page 9

Notes to the Financial Statements Page 10

Report of Independent Registered Public Accounting Firm Page 17

Other Federal Income Tax Information Page 18

Other Information Page 19

Approval of Investment Advisory and Subadvisory Agreements Page 20

Information about the Board of Trustees and Officers Page 24

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Columbia Mid Cap Value Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Columbia Mid Cap Value Fund and Columbia Management Investment Advisers, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Columbia Mid Cap Value Fund returned 16.03%. That compared to a return of 18.51% for its benchmark, the Russell Midcap® Value Index1.

For the period, the Fund’s strong absolute return in 2012 reflects the solid results of value stocks, which outperformed small-, mid-and large-cap growth stocks. The Fund’s investments in all sectors produced positive absolute returns, with the financial and consumer discretionary sectors leading the way. The acceleration of the housing market and increased loan activity gave a considerable boost to the Fund’s largest contributors: commercial banks, real estate investment trusts and insurance companies.*

The Fund’s performance relative to its benchmark was negatively affected by its stock selection in the energy sector. In particular, the sale of an oil and gas company during the fourth quarter reduced exposure to the oil and gas industry and led to underperformance relative to the benchmark. The Fund’s investments in consumer staples, industrials and information technology were also detrimental to relative returns.*

The Fund’s relative results were primarily helped by its selection of utility stocks as well as a small underweight position in that sector. The prospect of a rising tax rate on dividends caused many investors to exit utility stocks, which traditionally provide higher yields. Anticipating this trend, the Fund reduced exposure to the sector, a strategy that helped to protect and ultimately benefit the relative return. The Fund’s investments in health care and telecommunications boosted relative results.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Columbia Mid Cap Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap® Value Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012
	1 Year	3 Year	5 Year	Since Inception (5/1/06)
AZL® Columbia Mid Cap Value Fund	16.03%	11.13%	–2.77%	–1.28%

Russell Midcap® Value Index	18.51%	13.39%	3.79%	4.22%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross
AZL® Columbia Mid Cap Value Fund	1.09%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 1.30% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the Russell Midcap® Value Index is calculated from April 30, 2006.
[2]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 1.10%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell Midcap® Value Index, an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Columbia Mid Cap Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Columbia Mid Cap Fund	$1,000.00	$1,095.90	$5.64	1.07%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Columbia Mid Cap Fund	$1,000.00	$1,019.76	$5.43	1.07%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Financials	29.6
Energy	12.9
Consumer Discretionary	12.5
Industrials	10.7
Utilities	9.0
Information Technology	8.0
Materials	5.4
Health Care	5.3
Consumer Staples	2.0
Telecommunication Services	1.7

Total Common Stock	97.1
Unaffiliated Investment Company	3.8
Securities Held as Collateral for Securities on Loan	1.2

Total Investment Securities	102.1
Net other assets (liabilities)	(2.1)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Columbia Mid Cap Value Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Common Stocks (97.1%):
Auto Components (1.8%):
31,976	Allison Transmission Holdings, Inc.	$652,950
11,575	BorgWarner, Inc.*	829,001
41,532	Tenneco, Inc.*	1,458,188

		2,940,139

Automobiles (0.7%):
25,061	Harley-Davidson, Inc.	1,223,979

Capital Markets (2.5%):
59,975	Raymond James Financial, Inc.	2,310,837
109,100	TD Ameritrade Holding Corp.	1,833,971

		4,144,808

Chemicals (3.1%):
37,854	Celanese Corp., Series A	1,685,639
15,325	International Flavor & Fragrances, Inc.	1,019,726
22,250	Methanex Corp.	709,108
14,289	PPG Industries, Inc.	1,934,015

		5,348,488

Commercial Banks (8.2%):
56,375	CIT Group, Inc.*	2,178,330
38,085	City National Corp.	1,885,969
70,700	Comerica, Inc.	2,145,038
29,375	Cullen/Frost Bankers, Inc.	1,594,181
39,150	East West Bancorp, Inc.	841,334
155,841	Fifth Third Bancorp	2,367,225
18,701	SVB Financial Group*	1,046,695
80,706	Zions Bancorp	1,727,108

		13,785,880

Communications Equipment (0.8%):
72,675	Juniper Networks, Inc.*	1,429,517

Computers & Peripherals (1.3%):
40,525	Diebold, Inc.	1,240,470
23,100	SanDisk Corp.*	1,006,236

		2,246,706

Containers & Packaging (1.3%):
57,350	Packaging Corp. of America	2,206,255

Distributors (1.0%):
27,350	Genuine Parts Co.	1,738,913

Electric Utilities (3.9%):
53,250	Edison International	2,406,367
39,950	Great Plains Energy, Inc.	811,385
90,975	NV Energy, Inc.	1,650,287
59,450	PPL Corp.	1,702,053

		6,570,092

Electrical Equipment (2.2%):
55,325	Babcock & Wilcox Co. (The)	1,449,515
42,320	Eaton Corp. plc	2,293,758

		3,743,237

Electronic Equipment, Instruments & Components (0.6%):
26,025	Arrow Electronics, Inc.*	991,032

Shares		Fair Value

Common Stocks, continued
Energy Equipment & Services (4.1%):
23,050	Cameron International Corp.*	$1,301,403
25,575	Dresser-Rand Group, Inc.*	1,435,781
30,750	Ensco plc, Class A, ADR	1,822,860
10,775	Oceaneering International, Inc.	579,587
53,025	Superior Energy Services, Inc.*	1,098,678
55,125	Weatherford International, Ltd.*	616,849

		6,855,158

Food Products (1.6%):
14,875	Hershey Co.	1,074,273
17,006	J.M. Smucker Co. (The)	1,466,597
12,959	WhiteWave Foods Co., Class A*^	201,383

		2,742,253

Gas Utilities (0.9%):
77,150	Questar Corp.	1,524,484

Health Care Equipment & Supplies (3.3%):
17,425	Cooper Cos., Inc. (The)	1,611,464
26,000	Teleflex, Inc.	1,854,060
32,675	Zimmer Holdings, Inc.	2,178,116

		5,643,640

Health Care Providers & Services (0.4%):
35,300	VCA Antech, Inc.*	743,065

Hotels, Restaurants & Leisure (1.4%):
16,048	Darden Restaurants, Inc.	723,283
41,575	Royal Caribbean Cruises, Ltd.	1,413,550
4,225	Starwood Hotels & Resorts Worldwide, Inc.	242,346

		2,379,179

Household Durables (0.8%):
68,350	D.R. Horton, Inc.	1,351,963

Household Products (0.4%):
9,275	Clorox Co. (The)	679,116

Independent Power Producers & Energy Traders (2.1%):
133,761	AES Corp. (The)	1,431,243
61,325	Calpine Corp.*	1,111,822
40,200	NRG Energy, Inc.	924,198

		3,467,263

Industrial Conglomerates (0.8%):
21,875	Carlisle Cos., Inc.	1,285,375

Insurance (7.5%):
39,500	Aon plc	2,196,200
56,200	Axis Capital Holdings, Ltd.	1,946,768
92,989	Hartford Financial Services Group, Inc. (The)	2,086,673
82,547	Principal Financial Group, Inc.	2,354,240
44,575	Reinsurance Group of America, Inc.	2,385,655
69,035	XL Group plc	1,730,017

		12,699,553

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Columbia Mid Cap Value Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Internet & Catalog Retail (1.1%):
95,475	Liberty Media Corp. – Interactive, Class A*	$1,878,948

IT Services (0.3%):
16,525	VeriFone Systems, Inc.*	490,462

Leisure Equipment & Products (0.8%):
37,375	Mattel, Inc.	1,368,673

Life Sciences Tools & Services (0.5%):
21,700	Agilent Technologies, Inc.	888,398

Machinery (4.8%):
31,025	AGCO Corp.*	1,523,948
25,750	Crane Co.	1,191,710
14,850	Dover Corp.	975,794
21,725	PACCAR, Inc.	982,187
18,200	Parker Hannifin Corp.	1,548,092
24,048	Stanley Black & Decker, Inc.	1,778,830

		8,000,561

Media (1.2%):
54,756	DISH Network Corp., Class A	1,993,118

Metals & Mining (1.0%):
94,125	Steel Dynamics, Inc.	1,292,337
20,075	United States Steel Corp.^	479,190

		1,771,527

Multiline Retail (0.8%):
34,175	Macy’s, Inc.	1,333,509

Multi-Utilities (2.1%):
72,725	CMS Energy Corp.	1,773,035
24,452	Sempra Energy	1,734,625

		3,507,660

Oil, Gas & Consumable Fuels (8.8%):
29,650	Cabot Oil & Gas Corp.	1,474,791
16,126	Cimarex Energy Co.	930,954
4,350	Gulfport Energy Corp.*	166,257
54,150	HollyFrontier Corp.	2,520,682
53,650	Marathon Petroleum Corp.	3,379,949
18,275	Noble Energy, Inc.	1,859,299
67,176	Peabody Energy Corp.	1,787,553
42,275	Southwestern Energy Co.*	1,412,408
29,427	Whiting Petroleum Corp.*	1,276,249

		14,808,142

Pharmaceuticals (1.1%):
21,553	Watson Pharmaceuticals, Inc.*	1,853,558

Professional Services (0.3%):
9,635	Towers Watson & Co., Class A	541,583

Real Estate Investment Trusts (REITs) (9.9%):
18,925	Alexandria Real Estate Equities, Inc.	1,311,881
72,578	General Growth Properties, Inc.	1,440,673
136,748	Host Hotels & Resorts, Inc.	2,142,841
59,234	Prologis, Inc.	2,161,449

Shares		Fair Value

Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
35,422	Rayonier, Inc.^	$1,835,922
22,625	SL Green Realty Corp.	1,734,206
21,875	Taubman Centers, Inc.	1,722,000
91,375	UDR, Inc.	2,172,898
81,210	Weyerhaeuser Co.	2,259,261

		16,781,131

Real Estate Management & Development (0.5%):
42,650	CBRE Group, Inc.*	848,735

Road & Rail (1.9%):
106,900	Hertz Global Holdings, Inc.*	1,739,263
29,550	Ryder System, Inc.	1,475,431

		3,214,694

Semiconductors & Semiconductor Equipment (3.6%):
25,675	Avago Technologies, Ltd.	812,871
72,850	Fairchild Semiconductor International, Inc.*	1,049,040
25,050	KLA-Tencor Corp.	1,196,388
9,850	Lam Research Corp.*	355,881
46,775	Maxim Integrated Products, Inc.	1,375,185
101,325	NVIDIA Corp.	1,245,284

		6,034,649

Software (1.4%):
26,450	Autodesk, Inc.*	935,008
35,944	Nuance Communications, Inc.*	802,270
31,600	Parametric Technology Corp.*	711,316

		2,448,594

Specialty Retail (2.9%):
16,025	Abercrombie & Fitch Co., Class A	768,719
46,350	American Eagle Outfitters, Inc.	950,639
35,125	Foot Locker, Inc.	1,128,214
17,075	Limited Brands, Inc. (The)	803,550
23,250	Signet Jewelers, Ltd.	1,241,550

		4,892,672

Thrifts & Mortgage Finance (1.0%):
145,675	People’s United Financial, Inc.	1,761,211

Trading Companies & Distributors (0.7%):
41,321	AerCap Holdings NV*	566,924
15,525	United Rentals, Inc.*	706,698

		1,273,622

Wireless Telecommunication Services (1.7%):
24,200	MetroPCS Communications, Inc.*	240,548
454,525	Sprint Nextel Corp.*	2,577,157

		2,817,705

Total Common Stocks (Cost $139,896,996)		164,249,283

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Columbia Mid Cap Value Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Securities Held as Collateral for Securities on Loan (1.2%):
$2,095,975	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	$2,095,975

Total Securities Held as Collateral for Securities on Loan (Cost $2,095,975)		2,095,975

Unaffiliated Investment Company (3.8%):
6,347,357	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	6,347,357

Total Unaffiliated Investment Company (Cost $6,347,357)		6,347,357

Total Investment Securities (Cost $148,340,328)(c) — 102.1%		172,692,615
Net other assets (liabilities) — (2.1%)		(3,561,550)

Net Assets — 100.0%		$169,131,065

Percentages indicated are based on net assets as of December 31, 2012.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $2,093,782.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(b)	The rate represents the effective yield at December 31, 2012.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2012:

Country	Percentage
Bermuda	1.1%
Canada	0.4%
Ireland (Republic of)	2.3%
Liberia	0.8%
Netherlands	0.3%
Singapore	0.5%
Switzerland	0.4%
United Kingdom	3.0%
United States	91.2%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$148,340,328

Investment securities, at value*	$172,692,615
Cash	10,921
Interest and dividends receivable	189,941
Receivable for capital shares issued	23,428
Receivable for expenses paid indirectly	251
Receivable for investments sold	809,750
Reclaims receivable	1,495
Prepaid expenses	47

Total Assets	173,728,448

Liabilities:
Payable for investments purchased	2,198,230
Payable for capital shares redeemed	141,535
Payable collateral received on loaned securities	2,095,975
Manager fees payable	106,251
Administration fees payable	5,785
Distribution fees payable	35,417
Custodian fees payable	2,883
Administrative and compliance services fees payable	886
Other accrued liabilities	10,421

Total Liabilities	4,597,383

Net Assets	$169,131,065

Net Assets Consist of:
Capital	$158,344,125
Accumulated net investment income/(loss)	1,337,865
Accumulated net realized gains/(losses) from investment transactions	(14,903,212)
Net unrealized appreciation/(depreciation) on investments	24,352,287

Net Assets	$169,131,065

Shares of beneficial interest (unlimited number of shares authorized, no par value)	19,127,548
Net Asset Value (offering and redemption price per share)	$8.84

*	Includes securities on loan of $2,093,782.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$2,923,431
Income from securities lending	26,895
Foreign withholding tax	(1,304)

Total Investment Income	2,949,022

Expenses:
Manager fees	1,144,156
Administration fees	58,876
Distribution fees	381,385
Custodian fees	10,253
Administrative and compliance services fees	4,472
Trustee fees	9,835
Professional fees	11,740
Shareholder reports	11,469
Other expenses	4,773

Total expenses before reductions	1,636,959
Less expenses paid indirectly	(30,955)

Net expenses	1,606,004

Net Investment Income/(Loss)	1,343,018

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	11,024,760
Change in unrealized appreciation/depreciation on investments	10,002,097

Net Realized/Unrealized Gains/(Losses) on Investments	21,026,857

Change in Net Assets Resulting From Operations	$22,369,875

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Columbia Mid Cap Value Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$1,343,018	$845,889
Net realized gains/(losses) on investment transactions	11,024,760	8,395,647
Change in unrealized appreciation/depreciation on investments	10,002,097	(14,489,800)

Change in net assets resulting from operations	22,369,875	(5,248,264)

Dividends to Shareholders:
From net investment income	(878,246)	(1,182,719)

Change in net assets resulting from dividends to shareholders	(878,246)	(1,182,719)

Capital Transactions:
Proceeds from shares issued	27,816,912	29,397,051
Proceeds from dividends reinvested	878,246	1,182,719
Value of shares redeemed	(13,845,489)	(24,698,775)

Change in net assets resulting from capital transactions	14,849,669	5,880,995

Change in net assets	36,341,298	(549,988)
Net Assets:
Beginning of period	132,789,767	133,339,755

End of period	$169,131,065	$132,789,767

Accumulated net investment income/(loss)	$1,337,865	$873,086

Share Transactions:
Shares issued	3,351,896	3,647,643
Dividends reinvested	102,122	162,685
Shares redeemed	(1,657,298)	(3,100,729)

Change in shares	1,796,720	709,599

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$7.66	$8.02	$6.58	$5.01	$10.53

Investment Activities:
Net Investment Income/(Loss)	0.07	0.05	0.07	0.03	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	1.16	(0.34)	1.41	1.59	(5.53)

Total from Investment Activities	1.23	(0.29)	1.48	1.62	(5.47)

Dividends to Shareholders From:
Net Investment Income	(0.05)	(0.07)	(0.04)	(0.05)	(0.05)

Total Dividends	(0.05)	(0.07)	(0.04)	(0.05)	(0.05)

Net Asset Value, End of Period	$8.84	$7.66	$8.02	$6.58	$5.01

Total Return(a)	16.03%	(3.57)%	22.66%	32.30%	(52.15)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$169,131	$132,790	$133,340	$100,908	$52,313
Net Investment Income/(Loss)	0.88%	0.62%	1.12%	0.98%	0.74%
Expenses Before Reductions(b)	1.07%	1.08%	1.10%	1.13%	1.13%
Expenses Net of Reductions	1.05%	1.06%	1.04%	1.07%	1.10%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.07%	1.08%	1.10%	1.13%	1.13%
Portfolio Turnover Rate	50%	53%	71%	67%	99%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Columbia Mid Cap Value Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $7 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $2,652 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2012

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to subadvisory agreement between the Manager and Columbia Management Investment Advisers, LLC (“CMIA”),

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2012

CMIA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Columbia Mid Cap Value Fund	0.75%	1.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2012, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2012

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $2,255 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2012

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$164,249,283	$—	$—	$164,249,283
Securities Held as Collateral for Securities on Loan	—	2,095,975	—	2,095,975
Unaffiliated Investment Company	6,347,357	—	—	6,347,357

Total Investment Securities	$170,596,640	$2,095,975	$—	$172,692,615

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Columbia Mid Cap Value Fund	$89,180,517	$73,337,425

6.	Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $148,841,382. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$27,091,102
Unrealized depreciation	(3,239,869)

Net unrealized appreciation	$23,851,233

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Mid Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2012

originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2017
AZL Columbia Mid Cap Value Fund	$14,402,159

During the year ended December 31, 2012, the Fund utilized $10,896,104 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Columbia Mid Cap Value Fund	$878,246	$—	$878,246

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Columbia Mid Cap Value Fund	$1,182,719	$—	$1,182,719

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Columbia Mid Cap Value Fund	$1,337,866	$(14,402,159)	$23,851,233	$10,786,940

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Columbia Mid Cap Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio February 26, 2013

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

20

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

21

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

22

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

24

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

25

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Columbia Small Cap Value Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 8

Statement of Operations Page 8

Statements of Changes in Net Assets Page 9

Financial Highlights Page 10

Notes to the Financial Statements Page 11

Report of Independent Registered Public Accounting Firm Page 18

Other Federal Income Tax Information Page 19

Other Information Page 20

Approval of Investment Advisory and Subadvisory Agreements Page 21

Information about the Board of Trustees and Officers page 25

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Columbia Small Cap Value Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Columbia Small Cap Value Fund and Columbia Management Investment Advisers, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Columbia Small Cap Value Fund returned 11.13%. That compared to a total return of 18.05% for its benchmark, the Russell 2000® Value Index1.

Despite modest growth of the U.S. Gross Domestic Product2 during the period and continued economic uncertainty around the globe, the financial markets experienced a significant rally in 2012. The rally was largely prompted by the Federal Reserve’s pledge to keep Treasury returns low, leading investors to place a premium on highly leveraged companies. Strong returns were associated with volatile stocks and companies with low, or even negative, earnings.

The Fund’s performance relative to its benchmark was hurt by an underweight position in mortgage-related financial securities, which benefited from a wave of refinancing activity during the period. The Fund also held underweight positions in home builders and real estate investment trusts, both of which posted strong total returns for the year.*

In addition, the Fund’s retail holdings struggled, primarily due to the poor performance of a consumer electronics retailer. Industrials stock selection was challenged as macroeconomic concerns slowed the pace of activity in the commercial service industry and related services.*

The Fund benefited in relative terms from its stock selection in the semiconductor industry. The Fund’s technology sector outperformed its benchmark thanks largely to a substantial semiconductor industry holding that was acquired by a competitor at a significant premium. Additionally, the Fund was strategically underweight in the utility sector, which benefited relative returns.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

[2]	The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

1

AZL® Columbia Small Cap Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000® Value Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small-to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012
	1 Year	3 Year	5 Year	Since Inception (5/3/04)
AZL® Columbia Small Cap Value Fund	11.13%	9.49%	2.14%	4.43%

Russell 2000® Value Index	18.05%	11.57%	3.55%	6.03%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Columbia Small Cap Value Fund	1.25%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager voluntarily reduced the management fee to 0.85% on the first $100 million of assets and 0.80% on assets above $100 million. Beginning January 1, 2013, the Manager expects to voluntarily reduce the management fee to 0.80% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the Russell 2000® Value Index is calculated from April 30, 2004.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Value Index, an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Columbia Small Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Columbia Small Cap Value Fund	$1,000.00	$1,079.30	$6.22	1.19%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Columbia Small Cap Value Fund	$1,000.00	$1,019.15	$6.04	1.19%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Financials	30.8
Industrials	15.7
Information Technology	11.6
Consumer Discretionary	11.0
Energy	8.4
Health Care	7.0
Materials	5.9
Utilities	4.4
Consumer Staples	3.2
Telecommunication Services	1.5

Total Common Stock	99.5
Securities Held as Collateral for Securities on Loan	5.8
Unaffiliated Investment Company	0.8

Total Investment Securities	106.1
Net other assets (liabilities)	(6.1)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Common Stocks (99.5%):
Aerospace & Defense (0.9%):
23,450	AAR Corp.	$438,046
23,800	Curtiss-Wright Corp.	781,354

		1,219,400

Auto Components (1.7%):
36,170	Cooper Tire & Rubber Co.	917,271
58,842	Dana Holding Corp.	918,524
30,533	Gentherm, Inc.*	406,089

		2,241,884

Biotechnology (0.2%):
88,929	Dynavax Technologies Corp.*	254,337

Building Products (0.5%):
16,481	Universal Forest Products, Inc.	626,937

Capital Markets (0.6%):
100,298	GFI Group, Inc.	324,966
29,726	INTL FCStone, Inc.*	517,529

		842,495

Chemicals (3.0%):
22,791	A. Schulman, Inc.	659,344
50,507	Chemtura Corp.*	1,073,779
27,280	Minerals Technologies, Inc.	1,089,018
62,153	OM Group, Inc.*	1,379,796

		4,201,937

Commercial Banks (9.6%):
57,319	Ameris Bancorp*	715,914
10,424	BancFirst Corp.	441,561
11,420	Banner Corp.	350,937
31,461	Bryn Mawr Bank Corp.	700,636
37,910	Chemical Financial Corp.	900,742
33,730	Columbia Banking System, Inc.	605,116
21,120	Community Trust Bancorp, Inc.	692,314
2,838	First Citizens BancShares, Inc., Class A	464,013
110,310	First Commonwealth Financial Corp.	752,314
26,427	First Financial Corp.	799,152
67,260	FirstMerit Corp.^	954,419
52,930	Glacier Bancorp, Inc.	778,600
35,842	Hancock Holding Co.	1,137,625
39,479	Investors Bancorp, Inc.	701,937
21,882	Merchants Bancshares, Inc.	585,781
31,283	Northrim BanCorp, Inc.	708,560
21,270	Union First Market Bankshares Corp.	335,428
21,958	West Coast Bancorp	486,370
27,244	Wintrust Financial Corp.	999,855

		13,111,274

Commercial Services & Supplies (2.1%):
27,630	ABM Industries, Inc.	551,219
82,140	Acco Brands Corp.*	602,908

Shares		Fair Value

Common Stocks, continued
Commercial Services & Supplies, continued
12,642	Consolidated Graphics, Inc.*	$441,459
21,947	Ennis, Inc.	339,520
13,290	UniFirst Corp.	974,422

		2,909,528

Communications Equipment (0.6%):
56,950	Emulex Corp.*	415,735
74,495	Symmetricom, Inc.*	429,836

		845,571

Computers & Peripherals (0.5%):
72,060	QLogic Corp.*	701,144

Construction & Engineering (1.1%):
36,970	Comfort Systems USA, Inc.	449,555
34,926	KHD Humboldt Wedag International AG	217,277
15,763	Layne Christensen Co.*	382,568
16,115	Pike Electric Corp.	153,898
31,636	Sterling Construction Co., Inc.*	314,462

		1,517,760

Consumer Finance (0.5%):
18,299	Cash America International, Inc.	725,921

Containers & Packaging (1.1%):
6,600	Greif, Inc., Class B^	320,034
28,290	Greif, Inc., Class A	1,258,905

		1,578,939

Diversified Consumer Services (0.4%):
57,178	Lincoln Educational Services Corp.	319,625
29,170	Universal Technical Institute, Inc.	292,867

		612,492

Diversified Financial Services (0.2%):
16,665	PICO Holdings, Inc. *	337,800

Diversified Telecommunication Services (1.0%):
56,667	Cbeyond, Inc.*	512,269
26,733	Lumos Networks Corp.	267,865
77,701	Neutral Tandem, Inc.	199,692
33,239	Warwick Valley Telephone Co.	344,024

		1,323,850

Electric Utilities (3.0%):
25,658	ALLETE, Inc.	1,051,465
25,740	IDACORP, Inc.	1,115,829
17,540	MGE Energy, Inc.	893,663
39,376	Portland General Electric Co.	1,077,327

		4,138,284

Electrical Equipment (2.9%):
21,068	Belden CDT, Inc.	947,849
29,060	Brady Corp., Class A	970,604
22,692	EnerSys*	853,900

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Electrical Equipment, continued
74,228	GrafTech International, Ltd.*^	$697,001
12,030	Powell Industries, Inc.*	499,606

		3,968,960

Electronic Equipment, Instruments & Components (1.6%):
35,545	Electro Scientific Industries, Inc.	353,673
36,950	GSI Group, Inc.*	319,987
14,196	Littlelfuse, Inc.	876,035
13,172	MTS Systems Corp.	670,850

		2,220,545

Energy Equipment & Services (4.6%):
16,481	Dawson Geophysical Co.*	434,769
14,706	Gulf Island Fabrication, Inc.	353,385
55,440	Helix Energy Solutions Group, Inc.*	1,144,281
35,215	Matrix Service Co.*	404,973
62,640	Newpark Resources, Inc.*^	491,724
46,330	Patterson-UTI Energy, Inc.^	863,127
44,360	RPC, Inc.^	542,966
34,070	Tesco Corp.*	388,057
55,924	TETRA Technologies, Inc.*	424,463
51,925	TGC Industries, Inc.	425,266
18,092	Tidewater, Inc.	808,351

		6,281,362

Food & Staples Retailing (1.3%):
12,459	Andersons, Inc. (The)	534,491
20,032	Harris Teeter Supermarkets, Inc.	772,434
29,075	Spartan Stores, Inc.	446,592

		1,753,517

Food Products (1.6%):
47,030	Chiquita Brands International, Inc.*	387,998
46,790	Darling International, Inc.*	750,511
43,040	Fresh Del Monte Produce, Inc.	1,134,104

		2,272,613

Gas Utilities (1.4%):
23,006	Laclede Group, Inc. (The)	888,262
24,894	Southwest Gas Corp.	1,055,754

		1,944,016

Health Care Equipment & Supplies (2.2%):
39,879	AngioDynamics, Inc.*	438,270
27,380	CONMED Corp.	765,271
13,371	ICU Medical, Inc.*	814,695
12,538	Orthofix International NV*	493,120
28,742	Quidel Corp.*^	536,613

		3,047,969

Health Care Providers & Services (2.2%):
18,897	AmSurg Corp.*	567,099
17,150	Centene Corp.*	703,150
16,520	Magellan Health Services, Inc.*	809,480

Shares		Fair Value

Common Stocks, continued
Health Care Providers & Services, continued
22,730	Molina Healthcare, Inc.*	$615,074
21,670	Triple-S Management Corp., Class B*	400,245

		3,095,048

Hotels, Restaurants & Leisure (1.3%):
13,350	Life Time Fitness, Inc.*^	656,954
15,129	Red Robin Gourmet Burgers*	533,902
35,850	WMS Industries, Inc.*	627,375

		1,818,231

Household Durables (0.3%):
9,284	Cavco Industries, Inc.*	464,014

Insurance (7.6%):
10,070	Allied World Assurance Co. Holdings AG	793,516
34,420	American Equity Investment Life Holding Co.	420,268
35,052	American Safety Insurance Holdings, Ltd.*	663,184
32,730	Argo Group International Holdings, Ltd.	1,099,401
27,489	Baldwin & Lyons, Inc., Class B	655,888
25,603	EMC Insurance Group, Inc.	611,400
17,910	Endurance Specialty Holdings, Ltd.	710,848
12,118	FBL Financial Group, Inc., Class A	414,557
19,955	Hanover Insurance Group, Inc. (The)	773,056
35,551	Horace Mann Educators Corp.	709,598
19,985	Kemper Corp.	589,558
2,882	National Western Life Insurance Co., Class A	454,607
12,548	Navigators Group, Inc.*	640,826
13,560	Safety Insurance Group, Inc.	626,065
58,396	Symetra Financial Corp.	757,980
27,257	United Fire Group, Inc.	595,293

		10,516,045

Internet Software & Services (1.3%):
28,307	j2 Global, Inc.^	865,628
63,440	Monster Worldwide, Inc.*^	356,533
29,780	ValueClick, Inc.*	578,030

		1,800,191

IT Services (1.8%):
53,986	Acxiom Corp.*	942,595
48,414	Global Cash Access Holdings, Inc.*	379,566
41,438	MoneyGram International, Inc.*	550,711
33,280	TeleTech Holdings, Inc.*	592,384

		2,465,256

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Machinery (6.5%):
26,437	Albany International Corp., Class A	$599,591
21,361	Altra Holdings, Inc.	471,010
17,866	Astec Industries, Inc.	595,474
34,682	Briggs & Stratton Corp.^	731,097
15,689	CIRCOR International, Inc.	621,128
17,813	Dynamic Materials Corp.	247,601
14,611	EnPro Industries, Inc.*	597,590
16,346	FreightCar America, Inc.	366,477
8,530	Gorman-Rupp Co. (The)	254,450
23,844	Harsco Corp.	560,334
33,280	ITT Corp.	780,748
17,662	Kadant, Inc.*	468,220
15,220	L.B. Foster Co., Class A	661,157
16,266	Mueller Industries, Inc.	813,787
28,290	Titan International, Inc.^	614,459
21,350	Twin Disc, Inc.^	372,131

		8,755,254

Metals & Mining (1.1%):
37,083	Coeur d’Alene Mines Corp.*	912,242
25,882	Olympic Steel, Inc.	573,027

		1,485,269

Oil, Gas & Consumable Fuels (3.8%):
33,440	Bill Barrett Corp.*	594,898
42,490	Cloud Peak Energy, Inc.*	821,332
27,520	Energy XXI (Bermuda), Ltd.	885,869
21,485	Gulfport Energy Corp.*	821,157
31,870	Rex Energy Corp.*	414,947
36,456	Stone Energy Corp.*	748,077
71,456	VAALCO Energy, Inc.*	618,094
14,470	Western Refining, Inc.^	407,909

		5,312,283

Paper & Forest Products (0.7%):
17,604	Buckeye Technologies, Inc.	505,411
54,001	Wausau Paper Corp.	467,649

		973,060

Personal Products (0.3%):
22,938	Inter Parfums, Inc.	446,373

Pharmaceuticals (2.4%):
33,740	Impax Laboratories, Inc.*	691,333
17,324	Jazz Pharmaceuticals plc*	921,637
20,182	Questcor Pharmaceuticals, Inc.^	539,263
28,065	Supernus Pharmaceuticals, Inc.*	201,226
38,690	ViroPharma, Inc.*	880,584

		3,234,043

Professional Services (0.4%):
33,109	Korn/Ferry International*	525,109

Shares		Fair Value

Common Stocks, continued
Real Estate Investment Trusts (REITs) (7.4%):
36,206	Associated Estates Realty Corp.	$583,641
38,610	Campus Crest Communities, Inc.	473,359
50,965	Chesapeake Lodging Trust	1,064,149
57,700	Colonial Properties Trust	1,233,049
111,101	Cousins Properties, Inc.	927,693
15,188	National Health Investors, Inc.	858,578
53,830	Piedmont Office Realty Trust, Inc., Class A	971,631
26,117	Potlatch Corp.	1,023,525
30,290	Sabra Health Care REIT, Inc.	657,899
26,636	Starwood Property Trust, Inc.	611,563
99,819	Sunstone Hotel Investors, Inc.*	1,069,061
45,327	Terreno Realty Corp.	699,849

		10,173,997

Road & Rail (1.0%):
45,762	Heartland Express, Inc.	598,109
38,476	Werner Enterprises, Inc.	833,775

		1,431,884

Semiconductors & Semiconductor Equipment (4.8%):
25,070	ATMI, Inc.*	523,462
9,105	Cabot Microelectronics Corp.	323,319
55,000	Cypress Semiconductor Corp.	596,200
99,190	Entegris, Inc.*	910,564
18,300	First Solar, Inc.*^	565,104
92,730	Integrated Device Technology, Inc.*	676,929
34,174	MKS Instruments, Inc.	881,006
21,240	Silicon Laboratories, Inc.*	888,044
41,960	Teradyne, Inc.*	708,704
40,509	Tessera Technologies, Inc.	665,158

		6,738,490

Software (1.0%):
30,643	Parametric Technology Corp.*	689,774
34,050	Progress Software Corp.*	714,709

		1,404,483

Specialty Retail (5.3%):
25,530	Aaron’s, Inc.	721,988
81,980	Casual Male Retail Group, Inc.*	344,316
42,215	Finish Line, Inc. (The), Class A	799,130
30,205	GameStop Corp., Class A^	757,843
14,900	Haverty Furniture Co., Inc.	243,019
34,940	Hot Topic, Inc.	337,171
30,617	Men’s Wearhouse, Inc. (The)	954,026
38,360	Pier 1 Imports, Inc.	767,200
40,611	Rent-A-Center, Inc.	1,395,395
24,952	Shoe Carnival, Inc.	511,266
23,907	Stage Store, Inc.	592,415

		7,423,769

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Textiles, Apparel & Luxury Goods (2.0%):
45,960	Crocs, Inc.*	$661,364
16,470	Deckers Outdoor Corp.*^	663,247
17,170	G-III Apparel Group, Ltd.*	587,729
19,760	Steven Madden, Ltd.*	835,255

		2,747,595

Thrifts & Mortgage Finance (4.9%):
106,277	Bank Mutual Corp.	456,991
58,724	BankFinancial Corp.	435,732
25,928	BankUnited, Inc.	633,680
90,980	Beneficial Mutual Bancorp, Inc.*	864,310
71,376	Brookline Bancorp, Inc.	606,696
37,197	ESSA Bancorp, Inc.	405,075
48,839	Home Federal Bancorp, Inc.	607,069
26,730	Northfield Bancorp, Inc.^	407,633
43,880	Provident New York Bancorp	408,523
45,840	TrustCo Bank Corp.	242,035
29,201	United Financial Bancorp, Inc.	459,040
56,869	Washington Federal, Inc.	959,380
8,015	WSFS Financial Corp.	338,634

		6,824,798

Trading Companies & Distributors (0.3%):
12,690	Kaman Corp., Class A	466,992

Shares or Principal Amount		Fair Value

Common Stocks, continued
Wireless Telecommunication Services (0.5%):
19,373	NTELOS Holdings Corp.	$253,980
28,859	Shenandoah Telecommunications Co.	441,831

		695,811

Total Common Stocks (Cost $120,937,859)		137,476,530

Securities Held as Collateral for Securities on Loan (5.8%):
$7,949,746	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	7,949,746

Total Securities Held as Collateral for Securities on Loan (Cost $7,949,746)		7,949,746

Unaffiliated Investment Company (0.8%):
1,132,490	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	1,132,490

Total Unaffiliated Investment Company (Cost $1,132,490)		1,132,490

Total Investment Securities (Cost $130,020,095)(c) —106.1%		146,558,766
Net other assets (liabilities) — (6.1%)		(8,416,666)

Net Assets — 100.0%		$138,142,100

Percentages indicated are based on net assets as of December 31, 2012.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $7,922,410.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(b)	The rate represents the effective yield at December 31, 2012.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$130,020,095

Investment securities, at value*	$146,558,766
Cash	5,490
Interest and dividends receivable	136,909
Foreign currency, at value (cost $5,289)	5,384
Receivable for capital shares issued	10,879
Receivable for expenses paid indirectly	1,255
Receivable for investments sold	423,190

Total Assets	147,141,873

Liabilities:
Payable for investments purchased	834,109
Payable for capital shares redeemed	57,010
Payable for collateral received on loaned securities	7,949,746
Manager fees payable	95,940
Administration fees payable	5,073
Distribution fees payable	28,658
Custodian fees payable	16,764
Administrative and compliance services fees payable	763
Other accrued liabilities	11,710

Total Liabilities	8,999,773

Net Assets	$138,142,100

Net Assets Consist of:
Capital	$115,622,198
Accumulated net investment income/(loss)	1,635,839
Accumulated net realized gains/(losses) from investment transactions	4,345,297
Net unrealized appreciation/(depreciation) on investments	16,538,766

Net Assets	$138,142,100

Shares of beneficial interest (unlimited number of shares authorized, no par value)	12,538,874
Net Asset Value (offering and redemption price per share)	$11.02

*	Includes securities on loan of $7,922,410.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$3,208,393
Income from securities lending	117,490
Foreign withholding tax	(145)

Total Investment Income	3,325,738

Expenses:
Manager fees	1,369,707
Administration fees	60,378
Distribution fees	380,474
Custodian fees	50,752
Administrative and compliance services fees	4,342
Trustee fees	9,956
Professional fees	10,597
Shareholder reports	11,159
Other expenses	4,666

Total expenses before reductions	1,902,031
Less expenses voluntarily waived/reimbursed by the Manager	(102,188)
Less expenses paid indirectly	(49,283)

Net expenses	1,750,560

Net Investment Income/(Loss)	1,575,178

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	8,287,939
Change in unrealized appreciation/depreciation on investments	7,230,075

Net Realized/Unrealized Gains/(Losses) on Investments	15,518,014

Change in Net Assets Resulting From Operations	$17,093,192

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Columbia Small Cap Value Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$1,575,178	$734,461
Net realized gains/(losses) on investment transactions	8,287,939	10,432,043
Change in unrealized appreciation/depreciation on investments	7,230,075	(19,961,831)

Change in net assets resulting from operations	17,093,192	(8,795,327)

Dividends to Shareholders:
From net investment income	(640,095)	(1,121,206)
From net realized gains on investments	(2,833,041)	—

Change in net assets resulting from dividends to shareholders	(3,473,136)	(1,121,206)

Capital Transactions:
Proceeds from shares issued	23,633,176	28,520,623
Proceeds from dividends reinvested	3,473,136	1,121,206
Value of shares redeemed	(47,471,789)	(42,460,224)

Change in net assets resulting from capital transactions	(20,365,477)	(12,818,395)

Change in net assets	(6,745,421)	(22,734,928)
Net Assets:
Beginning of period	144,887,521	167,622,449

End of period	$138,142,100	$144,887,521

Accumulated net investment income/(loss)	$1,635,839	$542,265

Share Transactions:
Shares issued	2,236,640	2,715,807
Dividends reinvested	322,482	118,146
Shares redeemed	(4,338,583)	(3,922,631)

Change in shares	(1,779,461)	(1,088,678)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.12	$10.88	$8.67	$6.97	$11.29

Investment Activities:
Net Investment Income/(Loss)	0.12	0.06	0.05	0.02	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	1.00	(0.74)	2.19	1.70	(3.43)

Total from Investment Activities	1.12	(0.68)	2.24	1.72	(3.39)

Dividends to Shareholders From:
Net Investment Income	(0.04)	(0.08)	(0.03)	(0.02)	(0.05)
Net Realized Gains	(0.18)	—	—	—	(0.88)

Total Dividends	(0.22)	(0.08)	(0.03)	(0.02)	(0.93)

Net Asset Value, End of Period	$11.02	$10.12	$10.88	$8.67	$6.97

Total Return(a)	11.13%	(6.21)%	25.93%	24.69%	(32.09)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$138,142	$144,888	$167,622	$87,683	$36,420
Net Investment Income/(Loss)	1.03%	0.48%	0.80%	0.60%	0.52%
Expenses Before Reductions(b)	1.25%	1.25%	1.27%	1.40%	1.49%
Expenses Net of Reductions	1.15%	1.18%	1.16%	1.30%	1.37%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.18%	1.20%	1.22%	1.35%	1.37%
Portfolio Turnover Rate	58%	36%	37%	46%	214%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Columbia Small Cap Value Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $14 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $11,609 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2012

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to subadvisory agreement between the Manager and Columbia Management Investment Advisers, LLC (“CMIA”),

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2012

CMIA provides investment advisory services as the Subadvisor for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding, interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Columbia Small Cap Value Fund	0.90%	1.35%

*	The Manager voluntarily reduced the management fee to 0.85% on the first $100 million of assets and 0.80% on assets above $100 million. Beginning January 1, 2013, the Manager expects to voluntarily reduce the management fee to 0.80% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2012

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $2,333 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2012

inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Construction & Engineering	$1,300,483	$217,277	$—	$1,517,760
All Other Common Stocks+	135,958,770	—	—	135,958,770
Securities Held as Collateral for Securities on Loan	—	7,949,746	—	7,949,746
Unaffiliated Investment Company	1,132,490	—	—	1,132,490

Total Investment Securities	$138,391,743	$8,167,023	$—	$146,558,766

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Columbia Small Cap Value Fund	$87,214,836	$109,340,742

6.	Investment Risks

Foreign Securities and Currencies Risk:  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Columbia Small Cap Value Fund

Notes to the Financial Statements, continued

December 31, 2012

Cost for federal income tax purposes at December 31, 2012 is $132,649,018. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$17,684,766
Unrealized depreciation	(3,775,018)

Net unrealized appreciation	$13,909,748

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Columbia Small Cap Value Fund	$640,095	$2,833,041	$3,473,136

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Columbia Small Cap Value Fund	$1,121,206	$—	$1,121,206

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Columbia Small Cap Value Fund	$2,750,699	$5,859,359	$13,909,844	$22,519,902

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Columbia Small Cap Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2012, the Fund declared net long-term capital gain distributions of $2,833,041.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

21

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and

22

executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

23

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

25

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

26

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Davis New York Venture Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 7

Statement of Operations Page 7

Statements of Changes in Net Assets Page 8

Financial Highlights Page 9

Notes to the Financial Statements Page 10

Report of Independent Registered Public Accounting Firm Page 18

Other Federal Income Tax Information Page 19

Other Information Page 20

Approval of Investment Advisory and Subadvisory Agreements Page 21

Information about the Board of Trustees and Officers Page 25

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Davis New York Venture Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Davis New York Venture Fund and Davis Selected Advisers, L.P. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Davis New York Venture Fund returned 12.32%. That compared to a 17.51% total return for its benchmark, the Russell 1000® Value Index1.

Stocks made significant gains during the 12-month period despite ongoing concerns about the slow pace of economic growth in the U.S., the debt situation in the eurozone and a political face-off over the “fiscal cliff.” Aggressive monetary policy and investors’ willingness to seek meaningful returns in a low-interest environment helped push equities higher.

The Fund benefited from strong returns in the equity market during the 12-month period. All sectors of the market generated positive returns during 2012. The consumer discretionary and financials sectors performed best during the period while the energy and utilities sectors posted the smallest gains.*

The Fund’s holdings in the energy, financials, and consumer discretionary sectors hurt its relative performance. Energy holdings were the most significant detractor from both absolute and relative performance. The Fund’s energy holdings underperformed the corresponding sector within the benchmark, but the Fund had a slight benefit from holding a lower relative average weighting in that weaker performing sector. In addition, stock selection in the financials and consumer discretionary sectors detracted from the Fund’s relative performance. However, the Fund’s higher relative average weightings in each of these stronger performing sectors helped limit its relative underperformance.*

The Fund ended the period with roughly 14% of its net assets invested in foreign companies, including American Depositary Receipts. This was significantly more foreign exposure than was held by the Fund’s benchmark. As a whole, those companies underperformed the domestic companies held by the Fund.*

The Fund benefited in relative terms from its holdings in the consumer staples sector, which outperformed the corresponding sector within the benchmark.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® Davis New York Venture Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012
	1 Year	3 Year	5 Year	10 Year
AZL® Davis New York Venture Fund	12.32%	6.43%	–1.11%	5.82%

Russell 1000® Value Index	17.51%	10.86%	0.59%	7.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Davis New York Venture Fund	1.10%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager voluntarily reduced the management fee to 0.70%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided by the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Davis New York Venture Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Davis New York Venture Fund	$1,000.00	$1,053.20	$5.26	1.02%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Davis New York Venture Fund	$1,000.00	$1,020.01	$5.18	1.02%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Financials	36.4
Consumer Staples	14.2
Information Technology	9.7
Consumer Discretionary	9.6
Materials	8.5
Energy	8.3
Industrials	4.8
Health Care	3.3
Telecommunication Services	0.2

Total Common Stock	95.0
Unaffiliated Investment Company	4.6
Securities Held as Collateral for Securities on Loan	0.8
Convertible Bond	—	^

Total Investment Securities	100.4
Net other assets (liabilities)	(0.4)

Net Assets	100.0

^	Represents less than 0.05%.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Common Stocks (95.0%):
Automobiles (0.4%):
35,050	Harley-Davidson, Inc.	$1,711,842

Beverages (3.4%):
172,270	Coca-Cola Co. (The)	6,244,788
43,650	Diageo plc, ADR	5,088,717
58,846	Heineken Holding NV	3,223,024

		14,556,529

Capital Markets (8.7%):
22,930	Ameriprise Financial, Inc.	1,436,106
906,534	Bank of New York Mellon Corp. (The)	23,297,924
209,670	Charles Schwab Corp. (The)	3,010,861
14,630	Goldman Sachs Group, Inc. (The)	1,866,203
180,467	Julius Baer Group, Ltd.	6,494,734

		36,105,828

Chemicals (6.9%):
63,770	Air Products & Chemicals, Inc.	5,357,955
61,430	Ecolab, Inc.	4,416,817
133,627	Monsanto Co.	12,647,796
85,296	Potash Corp. of Saskatchewan, Inc.	3,470,694
29,800	Praxair, Inc.	3,261,610

		29,154,872

Commercial Banks (5.6%):
693,876	Wells Fargo & Co.	23,716,682

Commercial Services & Supplies (0.9%):
117,714	Iron Mountain, Inc.	3,655,020

Computers & Peripherals (0.3%):
96,020	Hewlett-Packard Co.	1,368,285

Construction Materials (0.3%):
15,350	Martin Marietta Materials, Inc.^	1,447,198

Consumer Finance (5.7%):
413,990	American Express Co.	23,796,145

Diversified Financial Services (1.1%):
17,900	CME Group, Inc.	907,709
88,136	JPMorgan Chase & Co.	3,875,340

		4,783,049

Electrical Equipment (0.5%):
36,060	Emerson Electric Co.	1,909,738

Energy Equipment & Services (1.3%):
45,580	Schlumberger, Ltd.	3,158,238
51,759	Transocean, Ltd.	2,311,039

		5,469,277

Food & Staples Retailing (9.7%):
134,420	Costco Wholesale Corp.	13,276,663
531,289	CVS Caremark Corp.	25,687,823
42,800	Sysco Corp.	1,355,048

		40,319,534

Shares		Fair Value

Common Stocks, continued
Food Products (0.2%):
12,070	Nestle SA, Registered Shares	$786,867

Health Care Providers & Services (3.0%):
226,320	Express Scripts Holding Co.*	12,221,280
6,740	Laboratory Corp. of America Holdings*	583,819

		12,805,099

Household Durables (0.1%):
14,272	Hunter Douglas NV	554,474

Insurance (13.7%):
53,940	ACE, Ltd.	4,304,412
17,960	Alleghany Corp.*	6,024,143
131	Berkshire Hathaway, Inc., Class A*	17,561,859
20,800	Everest Re Group, Ltd.	2,286,960
1,990	Fairfax Financial Holdings, Ltd.(a)	717,533
6,710	Fairfax Financial Holdings, Ltd.	2,422,310
294,750	Loews Corp.	12,011,062
1,580	Markel Corp.*	684,804
545,390	Progressive Corp. (The)	11,507,729

		57,520,812

Internet & Catalog Retail (1.8%):
144,900	Groupon, Inc.*^	707,112
126,560	Liberty Media Corp. – Interactive, Class A*	2,490,701
7,631	Liberty Ventures, Inc., Series A*	517,077
42,310	Netflix, Inc.*	3,925,521

		7,640,411

Internet Software & Services (4.4%):
26,091	Google, Inc., Class A*	18,508,173

IT Services (1.1%):
7,980	International Business Machines Corp.	1,528,569
19,650	Visa, Inc., Class A	2,978,547

		4,507,116

Life Sciences Tools & Services (0.3%):
34,260	Agilent Technologies, Inc.	1,402,604

Machinery (1.0%):
96,090	PACCAR, Inc.	4,344,229

Marine (1.2%):
40,770	Kuehne & Nagel International AG, Registered Shares	4,963,097

Media (2.3%):
28,700	Grupo Televisa SA, ADR	762,846
179,600	Walt Disney Co. (The)	8,942,284

		9,705,130

Metals & Mining (1.3%):
75,550	BHP Billiton plc	2,654,371
50,315	Rio Tinto plc	2,931,517

		5,585,888

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels (7.0%):
412,150	Canadian Natural Resources, Ltd.	11,898,770
67,330	Devon Energy Corp.	3,503,853
31,690	EOG Resources, Inc.	3,827,835
130,120	Occidental Petroleum Corp.	9,968,494

		29,198,952

Paper & Forest Products (0.0%):
9,900	Sino-Forest Corp.*(b)	—
278,530	Sino-Forest Corp.*^(b)	—

		—

Personal Products (0.2%):
24,990	Natura Cosmeticos SA	717,235

Real Estate Management & Development (1.6%):
79,130	Brookfield Asset Management, Inc., Class A^	2,900,115
651,300	Hang Lung Group, Ltd.^	3,727,093

		6,627,208

Semiconductors & Semiconductor Equipment (1.3%):
62,490	Intel Corp.	1,289,169
134,100	Texas Instruments, Inc.	4,149,054

		5,438,223

Software (2.6%):
231,750	Activision Blizzard, Inc.	2,461,185
150,590	Microsoft Corp.	4,025,271
135,000	Oracle Corp.	4,498,200

		10,984,656

Specialty Retail (4.8%):
255,019	Bed Bath & Beyond, Inc.*	14,258,112
123,710	CarMax, Inc.*	4,644,073
24,970	Tiffany & Co.	1,431,780

		20,333,965

Shares or Principal Amount		Fair Value

Common Stocks, continued
Textiles, Apparel & Luxury Goods (0.2%):
12,800	Compagnie Financiere Richemont SA, Bearer Shares, Class A	$1,023,812

Tobacco (0.7%):
37,210	Philip Morris International, Inc.	3,112,244

Transportation Infrastructure (1.2%):
1,631,550	China Merchants Holdings International Co., Ltd.	5,324,132

Wireless Telecommunication Services (0.2%):
45,350	America Movil SAB de CV, Series L, ADR	1,049,398

Total Common Stocks (Cost $290,859,324)		400,127,724

Convertible Bond (0.0%):
Paper & Forest Products (0.0%):
$488,000	Sino-Forest Corp., 5.00%, 8/1/13(c)	68,015

Total Convertible Bond (Cost $488,000)		68,015

Securities Held as Collateral for Securities on Loan (0.8%):
3,250,624	Allianz Variable Insurance Products Securities Lending Collateral Trust(d)	3,250,624

Total Securities Held as Collateral for Securities on Loan (Cost $3,250,624)		3,250,624

Unaffiliated Investment Company (4.6%):
19,441,119	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(e)	19,441,119

Total Unaffiliated Investment Company (Cost $19,441,119)		19,441,119

Total Investment Securities (Cost $314,039,067)(f) — 100.4%		422,887,482
Net other assets (liabilities) — (0.4%)		(1,893,571)

Net Assets — 100.0%		$420,993,911

Percentages indicated are based on net assets as of December 31, 2012.

ADR — American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $3,152,933.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2012. The total of all such securities represent 0.02% of the net assets of the fund.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. the sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2012, these securities represent 0.00% of the net assets of the fund.

(d)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Schedule of Portfolio Investments, continued

December 31, 2012

(e)	The rate represents the effective yield at December 31, 2012.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2012:

Country	Percentage
Bermuda	0.5%
Brazil	0.2%
Canada	5.1%
Hong Kong	2.1%
Mexico	0.4%
Netherlands	1.6%
Switzerland	4.7%
United Kingdom	2.5%
United States	82.9%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$314,039,067

Investment securities, at value*	$422,887,482
Interest and dividends receivable	183,285
Receivable for investments sold	1,558,425
Reclaims receivable	222,671
Prepaid expenses	19

Total Assets	424,851,882

Liabilities:
Payable for capital shares redeemed	187,485
Payable for collateral received on loaned securities	3,250,624
Manager fees payable	247,365
Administration fees payable	16,343
Distribution fees payable	88,344
Custodian fees payable	16,154
Administrative and compliance services fees payable	2,589
Other accrued liabilities	49,067

Total Liabilities	3,857,971

Net Assets	$420,993,911

Net Assets Consist of:
Capital	$450,955,764
Accumulated net investment income/(loss)	4,077,842
Accumulated net realized gains/(losses) from investment transactions	(142,898,787)
Net unrealized appreciation/(depreciation) on investments	108,859,092

Net Assets	$420,993,911

Shares of beneficial interest (unlimited number of shares authorized, no par value)	34,265,005
Net Asset Value (offering and redemption price per share)	$12.29

*	Includes securities on loan of $3,152,933.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$2,055
Dividends	8,723,898
Income from securities lending	121,319
Foreign withholding tax	(142,155)

Total Investment Income	8,705,117

Expenses:
Manager fees	3,025,662
Administration fees	158,993
Distribution fees	1,008,554
Custodian fees	40,203
Administrative and compliance services fees	10,865
Trustee fees	24,253
Professional fees	28,143
Shareholder reports	41,463
Other expenses	17,187

Total expenses before reductions	4,355,323
Less expenses voluntarily waived/reimbursed by the Manager	(201,708)
Less expenses paid indirectly	(30,718)

Net expenses	4,122,897

Net Investment Income/(Loss)	4,582,220

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	28,087,137
Change in unrealized appreciation/depreciation on investments	12,117,176

Net Realized/Unrealized Gains/(Losses) on Investments	40,204,313

Change in Net Assets Resulting From Operations	$44,786,533

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Davis New York Venture Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$4,582,220	$2,821,593
Net realized gains/(losses) on investment transactions	28,087,137	19,211,565
Change in unrealized appreciation/depreciation on investments	12,117,176	(39,423,172)

Change in net assets resulting from operations	44,786,533	(17,390,014)

Dividends to Shareholders:
From net investment income	(1,461,106)	(3,366,833)

Change in net assets resulting from dividends to shareholders	(1,461,106)	(3,366,833)

Capital Transactions:
Proceeds from shares issued	46,062,456	12,537,382
Proceeds from dividends reinvested	1,461,106	3,366,833
Value of shares redeemed	(34,497,076)	(55,810,279)

Change in net assets resulting from capital transactions	13,026,486	(39,906,064)

Change in net assets	56,351,913	(60,662,911)
Net Assets:
Beginning of period	364,641,998	425,304,909

End of period	$420,993,911	$364,641,998

Accumulated net investment income/(loss)	$4,077,842	$879,185

Share Transactions:
Shares issued	3,892,925	1,108,820
Dividends reinvested	120,454	319,737
Shares redeemed	(2,961,396)	(4,961,060)

Change in shares	1,051,983	(3,532,503)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.98	$11.57	$10.59	$8.09	$14.13

Investment Activities:
Net Investment Income/(Loss)	0.13	0.09	0.14	0.16	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	1.22	(0.58)	1.10	2.41	(5.70)

Total from Investment Activities	1.35	(0.49)	1.24	2.57	(5.63)

Dividends to Shareholders From:
Net Investment Income	(0.04)	(0.10)	(0.26)	(0.07)	(0.11)
Net Realized Gains	—	—	—	—	(0.30)

Total Dividends	(0.04)	(0.10)	(0.26)	(0.07)	(0.41)

Net Asset Value, End of Period	$12.29	$10.98	$11.57	$10.59	$8.09

Total Return(a)	12.32%	(4.20)%	12.05%	31.83%	(40.50)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$420,994	$364,642	$425,305	$573,305	$451,995
Net Investment Income/(Loss)	1.14%	0.71%	0.55%	1.72%	0.83%
Expenses Before Reductions(b)	1.07%	1.10%	1.08%	1.11%	1.12%
Expenses Net of Reductions	1.02%	1.06%	1.03%	1.06%	1.07%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.03%	1.06%	1.03%	1.06%	1.08%
Portfolio Turnover Rate	24%	11%	14%	23%	26%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Davis New York Venture Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $11 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Notes to the Financial Statements, continued

December 31, 2012

remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $11,977 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency.In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and Davis Selected Advisers, L.P. (“Davis”), Davis provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Notes to the Financial Statements, continued

December 31, 2012

assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Davis New York Venture Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Notes to the Financial Statements, continued

December 31, 2012

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $6,029 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Notes to the Financial Statements, continued

December 31, 2012

Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3		Total
Investment Securities:
Common Stocks:
Beverages	$11,333,505	$3,223,024	$—		$14,556,529
Capital Markets	29,611,094	6,494,734	—		36,105,828
Food Products	—	786,867	—		786,867
Household Durables	—	554,474	—		554,474
Marine	—	4,963,097	—		4,963,097
Metals & Mining	—	5,585,888	—		5,585,888
Paper & Forest Products	—	—	—	*	—
Personal Products	—	717,235	—		717,235
Real Estate Management & Development	2,900,115	3,727,093	—		6,627,208
Textiles, Apparel & Luxury Goods	—	1,023,812	—		1,023,812
Transportation Infrastructure	—	5,324,132	—		5,324,132
All Other Common Stocks+	323,882,654	—	—		323,882,654
Convertible Bond+	—	68,015	—		68,015
Securities Held as Collateral for Securities on Loan	—	3,250,624	—		3,250,624
Unaffiliated Investment Company	19,441,119	—	—		19,441,119

Total Investment Securities	$387,168,487	$35,718,995	$—		$422,887,482

*	Represents the interest in securities that were determined to have a value of zero at December 31, 2012.

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2011	Net realized gains/ (losses)	Change in unrealized appreciation/ (depreciation)	Gross purchases	Transfers in/ (out) of Level 3	Balance as of December 31, 2012
Investment Securities:
Common Stocks:
Paper & Forest Products	$398,033	$—	$(398,033)	$—	$—	$—

Total Investment Securities	$398,033	$—	$(398,033)	$—	$—	$—

5.	Security Purchases and Sales
For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Davis New York Venture Fund	$103,746,577	$92,350,321

6.	Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Notes to the Financial Statements, continued

December 31, 2012

provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2012, the Fund held restricted securities representing 0.02% of net assets, all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2012 are presented in the Fund’s Schedule of Portfolio Investments.

Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value	Percentage of Net Assets
Sino-Forest Corp., 5.00%, 8/1/13	7/17/08	$488,000	$488,000	$68,015	0.02%

7.	Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

8.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $317,799,569. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$111,908,170
Unrealized depreciation	(6,820,257)

Net unrealized appreciation	$105,087,913

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration CLCFs subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

	Expires 12/31/2015	Expires 12/31/2016	Expires 12/31/2017
AZL Davis New York Venture Fund	$64,087,643	$30,736,138	$44,314,504

During the year ended December 31, 2012, the Fund utilized $27,543,712 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Davis New York Venture Fund	$1,461,106	$—	$1,461,106

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Davis New York Venture Fund

Notes to the Financial Statements, continued

December 31, 2012

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Davis New York Venture Fund	$3,366,833	$—	$3,366,833

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Davis New York Venture Fund	$4,077,842	$(139,138,285)	$105,098,590	$(29,961,853)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

9.	Subsequent Events

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Davis New York Venture Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

21

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

22

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

23

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

25

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

26

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Dreyfus Research Growth Fund

(formerly AZL® Dreyfus Equity Growth Fund)

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 6

Statement of Operations Page 6

Statements of Changes in Net Assets Page 7

Financial Highlights Page 8

Notes to the Financial Statements Page 9

Report of Independent Registered Public accounting Firm Page 16

Other federal Income Tax Information Page 17

Other Information Page 18

Approval of Investment Advisory and Subadvisory Agreements Page 19

Information about the Board of Trustees and Officers Page 23

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Dreyfus Research Growth Fund Review (unaudited)

(formerly AZL® Dreyfus Equity Growth Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® Dreyfus Research Growth Fund and The Dreyfus Corporation serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Dreyfus Research Growth Fund returned 17.75%. That compared to a 15.26% total return for its benchmark, the Russell 1000® Growth Index1.

The global equity markets began the period posting some of the strongest three-month gains in more than a decade. Positive U.S. economic data as well as coordinated action from the European Central Bank helped drive those results. However, the markets surrendered much of that advance in the second quarter, plagued by macroeconomic problems and especially the continued uncertainty in Europe.

Positive news from that region combined with the announcement by the U.S. Federal Reserve of a third cycle of quantitative easing helped global equities stage a rebound in the third quarter. That rally continued through the end of the year, despite a tense political landscape in the U.S. and concerns about the potential economic effects of the “fiscal cliff.”

The Fund’s relative performance benefited from strong performance in the consumer discretionary, materials and industrials sectors. Investments in a cruise-vacation company, apparel and accessories company, and a fashion retailer contributed to relative performance. In addition, strong performance in the chemicals segment of the materials sector contributed to the Fund’s outperformance of the benchmark, especially an investment in a chemicals and plastics manufacturer, which reported impressive third-quarter earnings.*

The Fund’s outperformance in the industrials sector was led by its exposure to the road and rail, electrical equipment, and construction and engineering segments. The Fund’s relative return also benefited from the rising share price of an electrical components manufacturer, that garnered a boost after announcing a competitor would acquire it.*

The Fund’s relative return was hindered by its exposure to the health care sector, specifically health care providers and services as well as suppliers and equipment. The Fund’s investment in a managed care company negatively affected its relative return, since the company reported disappointing quarterly earnings during the period and the Fund exited its position in the security.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Dreyfus Research Growth Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in stocks that are included in a widely recognized index of stock market performance.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

	1 Year	3 Year	5 Year	10 Year
AZL® Dreyfus Research Growth Fund	17.75%	11.90%	1.96%	6.60%

Russell 1000® Growth Index	15.26%	11.35%	3.12%	7.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Dreyfus Research Growth Fund	1.10%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager has voluntarily reduced the management fee to 0.70%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Research Growth Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Dreyfus Research Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Dreyfus Research Growth Fund	$1,000.00	$1,063.00	$5.24	1.01%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Dreyfus Research Growth Fund	$1,000.00	$1,020.06	$5.13	1.01%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Information Technology	30.2
Consumer Discretionary	18.3
Health Care	13.1
Consumer Staples	11.7
Industrials	11.4
Materials	5.1
Energy	4.4
Financials	3.6

Total Common Stock	97.8
Affiliated Investment Company	2.2

Total Investment Securities	100.0
Net other assets (liabilities)	—	^

Net Assets	100.0

^	Represents less than 0.05%.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Research Growth Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Common Stocks (97.8%):
Aerospace & Defense (1.8%):
27,320	Precision Castparts Corp.	$5,174,954

Air Freight & Logistics (1.3%):
39,600	FedEx Corp.	3,632,112

Auto Components (1.1%):
79,320	Delphi Automotive plc*	3,033,990

Beverages (4.0%):
113,810	Coca-Cola Enterprises, Inc.	3,611,191
108,560	PepsiCo, Inc.	7,428,762

		11,039,953

Biotechnology (5.4%):
36,610	Alexion Pharmaceuticals, Inc.*	3,434,384
21,440	Biogen Idec, Inc.*	3,144,605
68,300	Gilead Sciences, Inc.*	5,016,634
26,820	Onyx Pharmaceuticals, Inc.*	2,025,715
38,070	Vertex Pharmaceuticals, Inc.*	1,596,656

		15,217,994

Capital Markets (0.8%):
34,990	T. Rowe Price Group, Inc.	2,278,899

Chemicals (5.1%):
67,280	Eastman Chemical Co.	4,578,404
57,970	Monsanto Co.	5,486,860
32,310	PPG Industries, Inc.	4,373,159

		14,438,423

Communications Equipment (2.9%):
131,720	QUALCOMM, Inc.	8,169,274

Computers & Peripherals (6.5%):
23,423	Apple, Inc.	12,485,162
229,200	EMC Corp.*	5,798,760

		18,283,922

Construction & Engineering (1.4%):
69,280	Fluor Corp.	4,069,507

Consumer Finance (1.1%):
81,170	Discover Financial Services	3,129,104

Diversified Financial Services (1.7%):
12,000	IntercontinentalExchange, Inc.*	1,485,720
65,560	Moody’s Corp.	3,298,978

		4,784,698

Electrical Equipment (1.6%):
82,820	Eaton Corp. plc	4,488,844

Energy Equipment & Services (2.5%):
30,610	National-Oilwell Varco, Inc.	2,092,194
71,940	Schlumberger, Ltd.	4,984,722

		7,076,916

Food & Staples Retailing (3.4%):
79,140	Wal-Mart Stores, Inc.	5,399,722
46,970	Whole Foods Market, Inc.	4,289,770

		9,689,492

Shares		Fair Value

Common Stocks, continued
Food Products (1.5%):
50,876	Kraft Foods Group, Inc., Class A	$2,313,332
77,000	Mondelez International, Inc., Class A	1,961,190

		4,274,522

Health Care Providers & Services (1.5%):
42,570	McKesson, Inc.	4,127,587

Health Care Technology (0.8%):
28,540	Cerner Corp.*	2,215,846

Hotels, Restaurants & Leisure (2.9%):
53,910	Las Vegas Sands Corp.	2,488,486
70,190	Royal Caribbean Cruises, Ltd.	2,386,460
63,680	Starbucks Corp.	3,414,521

		8,289,467

Industrial Conglomerates (1.6%):
79,450	Danaher Corp.	4,441,255

Internet & Catalog Retail (3.9%):
30,660	Amazon.com, Inc.*	7,699,952
5,170	Priceline.com, Inc.*	3,211,604

		10,911,556

Internet Software & Services (4.7%):
14,447	Google, Inc., Class A*	10,248,269
25,210	LinkedIn Corp., Class A*	2,894,612

		13,142,881

IT Services (3.0%):
9,160	MasterCard, Inc., Class A	4,500,125
72,770	Paychex, Inc.	2,266,058
28,906	Teradata Corp.*	1,788,992

		8,555,175

Life Sciences Tools & Services (1.3%):
63,350	Illumina, Inc.*	3,521,627

Machinery (1.7%):
43,040	Cummins, Inc.	4,663,385

Media (2.3%):
117,340	News Corp., Class A	2,996,864
63,450	Viacom, Inc., Class B	3,346,353

		6,343,217

Multiline Retail (2.2%):
39,040	Dollar General Corp.*	1,721,274
61,480	Macy’s, Inc.	2,398,949
36,880	Nordstrom, Inc.	1,973,080

		6,093,303

Oil, Gas & Consumable Fuels (1.9%):
44,370	EOG Resources, Inc.	5,359,452

Pharmaceuticals (4.1%):
30,470	Allergan, Inc.	2,795,013
96,610	Bristol-Myers Squibb Co.	3,148,520

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Research Growth Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Pharmaceuticals, continued
53,320	Eli Lilly & Co.	$2,629,742
36,170	Watson Pharmaceuticals, Inc.*	3,110,620

		11,683,895

Road & Rail (2.0%):
44,710	Union Pacific Corp.	5,620,941

Semiconductors & Semiconductor Equipment (5.1%):
93,330	Analog Devices, Inc.	3,925,460
95,400	Broadcom Corp., Class A	3,168,234
156,130	Texas Instruments, Inc.	4,830,662
64,410	Xilinx, Inc.	2,312,319

		14,236,675

Software (8.0%):
35,250	Citrix Systems, Inc.*	2,317,688
52,440	Intuit, Inc.	3,120,180
271,750	Oracle Corp.	9,054,710
57,440	Red Hat, Inc.*	3,042,022
19,490	Salesforce.com, Inc.*	3,276,269
19,878	VMware, Inc., Class A*	1,871,315

		22,682,184

Specialty Retail (3.9%):
37,260	Dick’s Sporting Goods, Inc.	1,694,957
86,200	Home Depot, Inc. (The)	5,331,470

Shares or Principal Amount		Fair Value

Common Stocks, continued
Specialty Retail, continued
39,380	Limited Brands, Inc. (The)	$1,853,223
57,030	Urban Outfitters, Inc.*	2,244,701

		11,124,351

Textiles, Apparel & Luxury Goods (2.0%):
29,310	PVH Corp.	3,253,703
50,860	Under Armour, Inc., Class A*	2,468,236

		5,721,939

Tobacco (2.8%):
93,710	Philip Morris International, Inc.	7,837,904

Total Common Stocks (Cost $230,076,510)		275,355,244

Affiliated Investment Companies (2.2%):
$6,317,867	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	6,317,867

Total Affiliated Investment Companies (Cost $6,317,867)		6,317,867

Total Investment Securities (Cost $236,394,377)(b) —100.0%		281,673,111
Net other assets (liabilities) — (0.0%)		(14,332)

Net Assets — 100.0%		$281,658,779

Percentages indicated are based on net assets as of December 31, 2012.

*	Non-income producing security.

(a)	The rate represents the effective yield at December 31, 2012.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2012:

Country	Percentage
Ireland (Republic of)	1.6%
Liberia	0.8%
Netherlands	1.8%
United Kingdom	1.1%
United States	94.7%

100.0%

See accompanying notes to the financial statements.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Research Growth Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in non-affiliates, at cost	$230,076,510
Investments in affiliates, at cost	6,317,867

Total investment securities, at cost	$236,394,377

Investments in non-affiliates, at value	$275,355,244
Investments in affiliates, at value	6,317,867

Total investment securities, at value	281,673,111
Interest and dividends receivable	256,260
Receivable for capital shares issued	30,402
Prepaid expenses	79

Total Assets	281,959,852

Liabilities:
Payable for capital shares redeemed	41,496
Manager fees payable	165,596
Administration fees payable	8,649
Distribution fees payable	59,141
Custodian fees payable	2,579
Administrative and compliance services fees payable	1,547
Other accrued liabilities	22,065

Total Liabilities	301,073

Net Assets	$281,658,779

Net Assets Consist of:
Capital	$247,340,275
Accumulated net investment income/(loss)	1,345,922
Accumulated net realized gains/(losses) from investment transactions	(12,306,152)
Net unrealized appreciation/(depreciation) on investments	45,278,734

Net Assets	$281,658,779

Shares of beneficial interest (unlimited number of shares authorized, no par value)	25,870,456
Net Asset Value (offering and redemption price per share)	$10.89

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$3,924,204
Dividends from affiliated securities	2

Total Investment Income	3,924,206

Expenses:
Manager fees	1,961,153
Administration fees	93,720
Distribution fees	641,217
Custodian fees	9,487
Administrative and compliance services fees	7,140
Trustee fees	15,801
Professional fees	18,774
Shareholder reports	19,361
Other expenses	8,324

Total expenses before reductions	2,774,977
Less expenses voluntarily waived/reimbursed by the Manager	(165,741)
Less expenses paid indirectly	(41,109)

Net expenses	2,568,127

Net Investment Income/(Loss)	1,356,079

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	10,773,774
Change in unrealized appreciation/depreciation on investments	26,709,150

Net Realized/Unrealized Gains/(Losses) on Investments	37,482,924

Change in Net Assets Resulting From Operations	$38,839,003

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Dreyfus Research Growth Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$1,356,079	$944,443
Net realized gains/(losses) on investment transactions	10,773,774	14,308,232
Change in unrealized appreciation/depreciation on investments	26,709,150	(29,001,418)

Change in net assets resulting from operations	38,839,003	(13,748,743)

Dividends to Shareholders:
From net investment income	(924,194)	(765,282)

Change in net assets resulting from dividends to shareholders	(924,194)	(765,282)

Capital Transactions:
Proceeds from shares issued	46,130,028	90,710,728
Proceeds from dividends reinvested	924,194	765,282
Value of shares redeemed	(23,030,219)	(50,368,130)

Change in net assets resulting from capital transactions	24,024,003	41,107,880

Change in net assets	61,938,812	26,593,855
Net Assets:
Beginning of period	219,719,967	193,126,112

End of period	$281,658,779	$219,719,967

Accumulated net investment income/(loss)	$1,345,922	$924,184

Share Transactions:
Shares issued	4,320,043	8,764,203
Dividends reinvested	84,866	84,282
Shares redeemed	(2,210,379)	(5,254,287)

Change in shares	2,194,530	3,594,198

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Research Growth Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.28	$9.62	$7.86	$5.86	$11.05

Investment Activities:
Net Investment Income/(Loss)	0.05	0.03	0.05	0.04	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	1.60	(0.34)	1.75	1.99	(4.40)

Total from Investment Activities	1.65	(0.31)	1.80	2.03	(4.36)

Dividends to Shareholders From:
Net Investment Income	(0.04)	(0.03)	(0.04)	(0.03)	(0.03)
Net Realized Gains	—	—	—	—	(0.80)

Total Dividends	(0.04)	(0.03)	(0.04)	(0.03)	(0.83)

Net Asset Value, End of Period	$10.89	$9.28	$9.62	$7.86	$5.86

Total Return(a)	17.75%	(3.20)%	22.92%	34.76%	(41.63)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$281,659	$219,720	$193,126	$154,388	$124,602
Net Investment Income/(Loss)	0.53%	0.43%	0.49%	0.49%	0.33%
Expenses Before Reductions(b)	1.07%	1.10%	1.11%	1.12%	1.10%
Expenses Net of Reductions	1.00%	1.00%	0.99%	0.97%	0.98%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.02%	1.03%	1.04%	1.05%	1.03%
Portfolio Turnover Rate(d)	53%	109%	112%	165%	127%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Research Growth Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Dreyfus Research Growth Fund (formerly AZL Dreyfus Equity Growth Fund) (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Research Growth Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Research Growth Fund

Notes to the Financial Statements, continued

December 31, 2012

Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager and The Dreyfus Corporation (“Dreyfus”), Dreyfus provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Dreyfus Research Growth Fund	1.00%	1.20%

*	The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $10 million at 1.00%, the next $10 million at 0.875% and above $20 million at 0.75%. The Manager voluntarily reduced management fees to 0.70%. The Manager reserves the right to stop reducing the manager fee at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Research Growth Fund

Notes to the Financial Statements, continued

December 31, 2012

entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $3,795 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

During the year ended December 31, 2012, the Fund paid approximately $51,133 to affiliated broker/dealers of the Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Research Growth Fund

Notes to the Financial Statements, continued

December 31, 2012

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$275,355,244	$—	$—	$275,355,244
Affiliated Investment Company	6,317,867	—	—	6,317,867

Total Investment Securities	$281,673,111	$—	$—	$281,673,111

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Research Growth Fund

Notes to the Financial Statements, continued

December 31, 2012

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Dreyfus Research Growth Fund	$154,555,749	$133,376,518

6.	Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $237,139,963. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$46,442,511
Unrealized depreciation	(1,909,363)

Net unrealized appreciation	$44,533,148

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2017
AZL Dreyfus Research Growth Fund	$11,560,566

During the year ended December 31, 2012, the Fund utilized $10,272,691 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Dreyfus Research Growth Fund	$924,194	$—	$924,194

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Dreyfus Research Growth Fund

Notes to the Financial Statements, continued

December 31, 2012

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Dreyfus Research Growth Fund	$765,282	$—	$765,282

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Dreyfus Research Growth Fund	$1,345,922	$(11,560,566)	$44,533,148	$34,318,504

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Dreyfus Research Growth Fund (formerly known as AZL Dreyfus Equity Growth Fund) (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

19

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and

20

executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

21

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

22

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

23

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

24

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Enhanced Bond Index Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 16

Statement of Operations Page 16

Statements of Changes in Net Assets Page 17

Financial Highlights Page 18

Notes to the Financial Statements Page 19

Report of Independent Registered Public Accounting Firm Page 28

Other Federal Income Tax Information Page 29

Other Information Page 30

Approval of Investment Advisory and Subadvisory Agreements Page 31

Information about the Board of Trustees and Officers Page 35

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Enhanced Bond Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Enhanced Bond Index Fund and BlackRock Financial Management, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Enhanced Bond Index Fund had a total return of 4.22%. That compared to a 4.22% total return for its benchmark, the Barclays U.S. Aggregate Bond Index1.

The overarching theme of the year was investors’ drive to enhance yields, particularly as central bankers around the world effectively removed major risks from the marketplace. Given this risk-on tone, spread products performed particularly well throughout the year. The two best-performing sectors were commercial mortgage-backed securities (“CMBS”) and credit, which posted returns of 9.66% and 9.37%, respectively. Meanwhile, U.S. Treasuries, was the worst-performing sector in the benchmark, returning 1.99%.

In the first quarter, the European Central Bank (ECB) announced its three-year long-term refinancing program, which helped bring stability back to the European banking system. In addition, Chinese economic data reduced concerns that its slowing economy would suffer a hard landing, and Greece was able to engineer a debt-swap program that helped stabilize its finances. The Federal Reserve’s Federal Open Market Committee surprised investors with a more dovish stance in its January statement. As a result, our investment-grade corporate security selection benefited the portfolio, particularly in financials. Additionally, our overweight position in CMBS and asset-backed securities (ABS) boosted performance. The dovish Fed stance also caused our allocation to Treasury Inflation-Protected Securities (TIPS) to perform well. Our underweight position in investment-grade corporate debt hurt performance.*

Nevertheless, economic data deteriorated in the second quarter. The largest contributor to performance was the Fund’s underweight position in corporate duration-adjusted, especially in industrials. At the beginning of the quarter, we also bought higher beta2 front-end financials, which outperformed other credit subsectors. The largest detractor over the quarter was our duration positioning. We expected March’s payroll report to beat expectations and held a short duration position in 10-year Treasuries compared to the benchmark. However, the payroll report came in well below expectations, shocking the market and causing Treasury yields to plummet.*

In the third quarter, in response to deteriorating data, central banks in the U.S. and Asia acted decisively to stimulate growth while the ECB announced a program to stabilize the euro and lower borrowing costs for Spain and Italy. The Federal Reserve was more aggressive than in previous interventions by signaling its commitment to maintain large-scale asset purchases until the labor market improves. Because of accommodative monetary policy, risk assets moved higher, benefiting the Fund’s investment-grade security selection, which remained concentrated in financials, as well as its allocation to CMBS. The ABS security selection, driven by holdings in auto loans, also contributed to the Fund’s performance during the quarter. On the other hand, an underweight position to credit continued to drag on the Fund’s performance.*

In the fourth quarter, despite the risk-off move in November following the election as “fiscal cliff” concerns came to the forefront, accommodative monetary policy drove risk assets higher. Economic data showed marked improvement throughout the quarter, specifically housing starts, the employment rate, and ISM manufacturing data. As a result, similar sectors contributed positively. The Fund’s investment-grade corporate credit, CMBS allocation, and ABS security selection and were a boost to performance. An underweight position to investment-grade corporate credit continued to detract from the Fund’s performance.*

The Fund used derivatives in the form of Treasury futures to achieve an appropriate duration profile. The Fund also used foreign exchange forwards and puts to hedge currency exposure to non-USD denominated bonds in the portfolio. It was not possible to separate the impact of these derivatives from the overall performance of the Fund.

Although the fund did invest in derivative instruments during the period, they had no significant impact on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Investors cannot invest directly in an index.

[2]	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

AZL® Enhanced Bond Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to exceed the total return of the Barclays U.S. Aggregate Bond Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of corporate and asset-backed securities in an amount that is within 40% of the weightings of the Index, in government securities in an amount that is within 30% of the weightings of the Index, and in mortgage securities in an amount that is within 30% of the weightings of the Index.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

	1 Year	3 Year	Since Inception (7/10/09)
AZL® Enhanced Bond Index Fund	4.22%	5.70%	5.02%

Barclays U.S. Aggregate Bond Index	4.22%	6.19%	6.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio [1]	Gross
AZL® Enhanced Bond Index Fund	0.71%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.70% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.68%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Enhanced Bond Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Enhanced Bond Index Fund	$1,000.00	$1,018.20	$3.45	0.68%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Enhanced Bond Index Fund	$1,000.00	$1,021.72	$3.46	0.68%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
U.S. Grovernment Agency Mortgages	37.0
U.S. Treasury Obligations	28.6
Corporate Bonds	15.4
Yankee Dollars	7.1
Asset Backed Securities	6.9
Unaffiliated Investment Company	5.7
Collateralized Mortgage Obligations	5.3
Securities Held as Collateral for Securities on Loan	0.4
U.S. Government Agencies	0.1

Total Investment Securities	106.5
Net other assets (liabilities)	(6.5)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2012

Principal Amount		Fair Value

Asset Backed Securities (6.9%):
$1,020,000	AH Mortgage Advance Trust, Class 1A1, Series SART-3, 2.98%, 3/13/13(a) (b)	$1,024,372
1,220,000	AmeriCredit Automobile Receivables Trust, Class A3, Series 2011-2, 1.61%, 10/8/15	1,226,650
1,500,000	AmeriCredit Automobile Receivables Trust, Class B, Series 2012-5, 1.12%, 11/8/17	1,500,082
1,786,642	Ares Collateralized Loan Obligation Funds, Class A2, Series 2007-3RA, 0.55%, 4/16/21(a) (b)	1,714,855
2,390,000	Arran Cards Funding plc, Class A1, Series 2012-1A, 0.91%, 7/15/15(a) (b)	2,393,689
326,690	Credit Acceptance Auto Loan Trust, Class A, Series 2010-1, 2.06%, 4/16/18(a) (b)	326,745
955,000	Ford Credit Floorplan Master Owner Trust, Class D, Series 2012-1, 2.31%, 1/15/16	962,493
2,025,000	Ford Credit Floorplan Master Owner Trust, Class A, Series 2012-2, 1.92%, 1/15/19	2,079,258
1,605,000	Ford Credit Auto Lease Trust, Class A3, Series 2012-A, 0.85%, 1/15/15	1,612,129
720,832	321 Henderson Receivables LLC, Class A, Series 2010-3A, 3.82%, 1/15/32(a) (b)	760,253
725,723	321 Henderson Receivables LLC, Class A, Series 2012-2A, 3.84%, 10/15/59(a) (b)	738,846
1,595,000	PFS Financing Corp., Class A, Series 2012-BA, 0.91%, 10/17/16(a) (b)	1,595,010
750,896	SLM Student Loan Trust, Class A2, Series 2004-B, 0.51%, 6/15/21	740,918
577,245	SLM Student Loan Trust, Class A, Series 2010-1, 0.61%, 7/25/17	578,230

Principal Amount		Fair Value

Asset Backed Securities, continued
$1,118,999	SLM Student Loan Trust, Class A1, Series 2012-A, 1.61%, 4/15/16(a) (b)	$1,134,083
1,095,000	SLM Student Loan Trust, Class A2, Series 2012-C, 3.31%, 10/15/46(a) (b)	1,154,869
1,110,000	SLM Student Loan Trust, Class A2, Series 2012-D, 2.95%, 2/15/46(a) (b)	1,155,272
765,116	Santander Drive Auto Receivables Trust, Class A3, Series 2010-A, 1.83%, 11/17/14(a) (b)	770,031
607,553	Santander Drive Auto Receivables Trust, Class A2, Series 2011-4, 1.37%, 7/15/13	609,637
830,000	Santander Drive Auto Receivables Trust, Class C, Series 2011-4, 3.82%, 5/15/15	856,007
281,978	Santander Drive Auto Receivables Trust, Class B, Series 2011-S1A, 1.48%, 7/15/13(a) (b)	283,015
708,991	Santander Consumer Acquired Receivables Trust, Class B, Series 2011-S1A, 1.66%, 6/15/13(a) (b)	714,949
418,970	Santander Consumer Acquired Receivables Trust, Class C, Series 2011-S1A, 2.01%, 6/15/13(a) (b)	420,971
210,171	Santander Drive Auto Receivables Trust, Class C, Series 2011-S2A, 2.86%, 8/15/13(a) (b)	212,950
226,828	Santander Drive Auto Receivables Trust, Class A2, Series 2011-2, 1.04%, 4/15/14	226,994
2,270,000	Santander Drive Auto Receivables Trust, Class C, Series 2011-3, 3.09%, 5/15/17	2,326,840
1,330,000	Santander Drive Auto Receivables Trust, Class B, Series 2012-5, 1.56%, 8/15/18	1,335,948

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Asset Backed Securities, continued
$1,055,000	Santander Drive Auto Receivables Trust, Class D, Series 2012-2, 3.87%, 1/15/16	$1,106,325
1,040,000	Santander Drive Auto Receivables Trust, Class B, Series 2012-3, 1.94%, 12/15/16	1,052,890
1,160,000	Santander Drive Auto Receivables Trust, Class B, Series 2012-4, 1.83%, 3/15/17	1,178,721
1,200,000	Santander Drive Auto Receivables Trust, Class C, Series 2012-6, 1.94%, 4/16/18	1,200,642
190,409	Structured Receivables Finance LLC, Class A, Series 2010-B, 3.73%, 2/16/26(a) (b)	198,575
418,411	Henderson Receivables LLC, Class A, Series 2010-1A, 5.56%, 7/15/59(a) (b)	477,076
1,115,000	World Financial Network Credit Card Master Trust, Class A, Series 2012-A, 3.14%, 1/17/23(a)	1,207,106

Total Asset Backed Securities (Cost $34,288,173)		34,876,431

Collateralized Mortgage Obligations (5.3%):
319,000	Permanent Master Issuer plc, Class 6A1, Series 2006-1, 0.66%, 4/15/20(b)	518,190
590,000	Arkle Master Issuer plc, Class 2A, Series 2010-1A, 1.46%, 5/17/60(a) (b)	590,791
690,000	Arkle Master Issuer plc, Class 1A1, Series 2010-2A, 1.71%, 5/17/60(a) (b)	695,187
1,330,000	Bank of America Re-Remic Trust, Class A, Series 2012-CLRN, 1.36%, 8/15/17(a) (b)	1,341,399
112,515	Banc of America Commercial Mortgage, Inc., Class A2, Series 2007-3, 5.69%, 6/10/49	112,483
1,477,793	Banc of America Commercial Mortgage, Inc., Class A3, Series 2007-4, 5.80%, 8/10/14	1,556,883

Principal Amount		Fair Value

Collateralized Mortgage Obligations, continued
$50,000	Bear Stearns Commercial Mortgage Securities, Inc., Class AM, Series 2005-PW10, 5.45%, 12/15/15	$55,123
625,000	Bear Stearns Commercial Mortgage Securities, Inc., Class AM, Series 2007-PW16, 5.72%, 6/1/40(b)	703,559
828,000	COMM 2012-LTRT, 3.80%, 10/1/22(a)	852,043
590,000	Commercial Mortgage Pass-Through Certificates, Class AM, Series 2006-C8, 5.35%, 12/10/16	654,266
100,000	Credit Suisse Mortgage Capital Certificates, Class AM, Series 2006-C3, 5.80%, 6/15/16	109,843
33,734	Credit Suisse Mortgage Capital Certificates, Class A2, Series 2007-C2, 5.45%, 1/15/49(b)	34,020
1,320,000	DBUBS Mortgage Trust, Class A2, Series 2011-LC1A, 4.53%, 7/1/19(a) (b)	1,512,612
1,101,760	DBUBS Mortgage Trust, Class A1, Series 2011-LC1A, 3.74%, 6/10/17(a) (b)	1,188,854
2,567,749	DBRR Trust, Class A, Series 2012-EZ1, 0.95%, 9/25/45(a) (b)	2,566,824
769,275	Holmes Master Issuer plc, Class A2, Series 2010-1A, 1.74%, 10/15/54(a) (b)	776,220
413,637	JPMorgan Chase Commercial Mortgage Securities Corp., Class A2, Series 2003-ML1A, 4.77%, 3/12/39	413,794
700,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class AM, Series 2005-CB13, 5.33%, 1/12/43	732,721
1,260,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class A3B, Series 2006-LDP8, 5.45%, 5/15/45	1,309,127

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Collateralized Mortgage Obligations, continued
$554,522	JPMorgan Chase Commercial Mortgage Securities Corp., Class A2, Series 2007-LD11, 5.80%, 6/15/49	$571,954
600,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class A, Series 2012-WLDN, 3.90%, 5/5/30(a)	648,731
5,171,666	JPMorgan Chase Commercial Mortgage Securities Corp., Class XA, Series 2012-CBX, 2.05%, 6/15/45	597,095
1,400,000	Lanark Master Issuer plc, Class 1A, Series 2012-2A, 1.83%, 12/22/54(a) (b)	1,428,745
705,000	Morgan Stanley BAML Trust, Class A2, Series 2012-CKSV, 3.28%, 10/15/22(a) (b)	723,176
1,160,000	Merrill Lynch Mortgage Trust, Class A4, Series 2004-KEY2, 4.86%, 8/12/39	1,232,318
650,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Class A3, Series 2007-8, 5.95%, 7/12/17	752,348
160,991	Morgan Stanley Capital I, Class A2, Series 2007-IQ15, 5.84%, 6/11/49	163,663
1,195,306	Morgan Stanley Re-Remic Trust, Series 2012-XA, 2.00%, 7/28/49(a) (b)	1,207,259
1,010,000	Motel 6 Trust, Class B, Series 2012-MTL6, 2.74%, 10/5/25(a) (b)	1,019,652
620,000	RBSCF Trust, Class WBTA, Series 2010-RR3, 6.12%, 4/16/17(a) (b)	729,881
978,439	STRIPS, Class A, Series 2012-1A, 1.50%, 12/25/44(b) (c)	967,016
1,040,000	Wachovia Bank Commercial Mortgage Trust, Class A4, Series 2004-C15, 4.80%, 10/15/41	1,109,046

Total Collateralized Mortgage Obligations (Cost $26,014,842)		26,874,823

Principal Amount		Fair Value

Corporate Bonds (15.4%):
Aerospace & Defense (0.3%):
$355,000	Precision Castparts Corp., 2.50%, 1/15/23, Callable 10/15/22 @ 100	$357,275
1,035,000	United Technologies Corp., 4.50%, 6/1/42	1,150,052

		1,507,327

Beverages (0.3%):
460,000	Anheuser-Busch InBev NV Worldwide, Inc., 5.00%, 4/15/20	550,468
620,000	Anheuser-Busch InBev NV Worldwide, Inc., 2.50%, 7/15/22	623,881
500,000	SABMiller Holdings, Inc., 3.75%, 1/15/22(a) (b)	539,916

		1,714,265

Biotechnology (0.2%):
450,000	Amgen, Inc., 3.63%, 5/15/22, Callable 2/15/22 @ 100	483,591
320,000	Amgen, Inc., 5.38%, 5/15/43, Callable 11/15/42 @ 100	377,289

		860,880

Capital Markets (0.9%):
370,000	General Electric Capital Corp., 4.38%, 9/16/20	412,937
555,000	General Electric Capital Corp., Series G, 6.15%, 8/7/37	689,974
1,830,000	Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	2,163,448
640,000	Morgan Stanley, Series G, 5.50%, 7/28/21	726,639
302,451	SteelRiver Transmission Co. LLC, 4.71%, 6/30/17(a) (b)	315,227

		4,308,225

Chemicals (0.1%):
555,000	Eastman Chemical Co., 2.40%, 6/1/17	573,450

Commercial Banks (1.3%):
425,000	Bank of America Corp., Series L, 7.38%, 5/15/14	460,210
430,000	Bank of America Corp., Series 1, 3.75%, 7/12/16	459,639
1,245,000	Bank of America Corp., 6.50%, 8/1/16	1,437,675
820,000	Bank of America Corp., 5.63%, 10/14/16	927,176

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Corporate Bonds, continued
Commercial Banks, continued
$620,000	Bank of America Corp., 5.00%, 5/13/21	$707,824
615,000	Bank of America Corp., 5.70%, 1/24/22	739,568
575,000	JPMorgan Chase & Co., 3.25%, 9/23/22	592,124
975,000	Wells Fargo & Co., 3.50%, 3/8/22	1,039,986

		6,364,202

Diversified Financial Services (1.8%):
720,000	Berkshire Hathaway Finance Corp., 1.60%, 5/15/17	733,881
1,155,000	Caterpillar Financial Services Corp., 1.10%, 5/29/15	1,164,590
1,710,000	Citigroup, Inc., 4.59%, 12/15/15	1,866,893
390,000	Citigroup, Inc., 6.13%, 5/15/18	467,380
1,375,000	Daimler Finance NA LLC, 1.88%, 9/15/14(a) (b)	1,397,536
730,000	JPMorgan Chase & Co., 2.00%, 8/15/17	745,692
1,620,000	TIERS Funding Trust, Series 2012-01, 2.06%, 5/12/14, Callable 5/10/13 @ 100(a) (b) (c)	1,620,000
1,090,000	Toyota Motor Credit Corp., 1.25%, 10/5/17	1,097,754

		9,093,726

Diversified Telecommunication Services (0.0%):
100,000	Virgin Media Secured Finance plc, 5.50%, 1/15/21	182,098

Electric Utilities (0.1%):
220,000	Southern California Edison Co., Series 06-E, 5.55%, 1/15/37	273,357

Electrical Equipment (0.2%):
755,000	General Electric Co., 2.70%, 10/9/22	769,577

Electronic Equipment, Instruments & Components (0.2%):
675,000	Agilent Technologies, Inc., 6.50%, 11/1/17	815,968

Food & Staples Retailing (0.9%):
650,000	CVS Caremark Corp., 2.75%, 12/1/22, Callable 9/1/22 @ 100	652,419
150,000	Kraft Foods Group, Inc., 5.00%, 6/4/42(a) (b)	168,675

Principal Amount		Fair Value

Corporate Bonds, continued
Food & Staples Retailing, continued
$614,000	Kraft Foods, Inc., 4.13%, 2/9/16	$668,955
630,000	Kraft Foods, Inc., 2.25%, 6/5/17(a) (b)	651,619
329,000	Kraft Foods, Inc., 6.50%, 8/11/17	401,835
316,000	Kraft Foods, Inc., 6.13%, 2/1/18	384,500
405,000	Kraft Foods, Inc., 6.13%, 8/23/18	497,880
256,000	Kraft Foods, Inc., 5.38%, 2/10/20(a) (b)	307,382
675,000	Walgreen Co., 3.10%, 9/15/22	680,852

		4,414,117

Health Care Providers & Services (0.5%):
380,000	Aetna, Inc., 4.13%, 11/15/42, Callable 5/15/42 @ 100	376,817
725,000	UnitedHealth Group, Inc., 1.40%, 10/15/17	726,134
200,000	UnitedHealth Group, Inc., 3.88%, 10/15/20, Callable 7/15/20 @ 100	221,634
385,000	UnitedHealth Group, Inc., 3.38%, 11/15/21, Callable 8/15/21 @ 100	410,168
300,000	UnitedHealth Group, Inc., 2.88%, 3/15/22, Callable 12/15/21 @ 100	307,612
325,000	WellPoint, Inc., 3.30%, 1/15/23	333,452

		2,375,817

Hotels, Restaurants & Leisure (0.2%):
910,000	McDonald’s Corp., 1.88%, 5/29/19	925,953

Independent Power Producers & Energy Traders (1.3%):
220,000	Carolina Power & Light Co., 5.70%, 4/1/35	268,327
300,000	Columbus Southern Power Co., 6.05%, 5/1/18	359,995
900,000	Constellation Energy Group, Inc., 5.15%, 12/1/20, Callable 9/1/20 @ 100	1,028,808
400,000	Dominion Resources, Inc., Series C, 4.90%, 8/1/41	453,796
100,000	Duke Energy Corp., 3.95%, 9/15/14	105,306
65,000	Florida Power & Light Co., 5.95%, 2/1/38	86,522
400,000	Florida Power Corp., 6.40%, 6/15/38	538,760

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Corporate Bonds, continued
Independent Power Producers & Energy Traders, continued
$40,000	MidAmerican Energy Holdings Co., 5.95%, 5/15/37	$49,388
450,000	MidAmerican Energy Holdings Co., 6.50%, 9/15/37	597,699
850,000	Pacificorp, 5.65%, 7/15/18	1,038,350
395,000	Pacificorp, 5.75%, 4/1/37	499,908
350,000	Progress Energy Carolinas, Inc., 5.30%, 1/15/19	420,935
925,000	Xcel Energy, Inc., 4.70%, 5/15/20, Callable 11/15/19 @ 100	1,081,726

		6,529,520

Insurance (1.5%):
310,000	American International Group, Inc., 3.00%, 3/20/15	322,560
635,000	American International Group, Inc., 3.80%, 3/22/17	687,282
125,000	American International Group, Inc., Series MP, 5.45%, 5/18/17	143,564
755,000	American International Group, Inc., 4.88%, 6/1/22	861,924
185,000	Berkshire Hathaway, Inc., 2.20%, 8/15/16	193,027
1,120,000	MetLife Global Funding I, 2.00%, 1/10/14(a) (b)	1,136,014
1,710,000	MetLife Institutional Funding II LLC, 1.63%, 4/2/15(a) (b)	1,742,082
1,125,000	MetLife, Inc., 6.75%, 6/1/16	1,332,389
905,000	New York Life Global Funding, 1.65%, 5/15/17(a) (b)	921,650
90,000	Prudential Financial, Inc., Series D, 4.75%, 9/17/15	98,653

		7,439,145

IT Services (0.4%):
715,000	IBM Corp., 0.55%, 2/6/15	715,133
1,450,000	IBM Corp., 1.95%, 7/22/16	1,506,943

		2,222,076

Principal Amount		Fair Value

Corporate Bonds, continued
Machinery (0.4%):
$605,000	Deere & Co., 2.60%, 6/8/22, Callable 3/8/22 @ 100	$612,624
840,000	Eaton Corp., 1.50%, 11/2/17(a) (b)	841,716
255,000	Eaton Corp., 4.00%, 11/2/32(a) (b)	262,270
269,000	Xylem, Inc., 3.55%, 9/20/16	286,572

		2,003,182

Media (1.6%):
300,000	Comcast Corp., 5.70%, 5/15/18	360,680
337,000	Comcast Corp., 6.40%, 3/1/40	436,524
295,000	Cox Communications, Inc., 8.38%, 3/1/39(a) (b)	452,721
385,000	Cox Communications, Inc., 4.70%, 12/15/42(a) (b)	392,843
575,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.50%, 3/1/16	609,158
725,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.80%, 3/15/22	747,950
235,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.38%, 3/1/41	271,947
280,000	NBCUniversal Media LLC, 5.15%, 4/30/20	331,927
129,000	NBCUniversal Media LLC, 5.95%, 4/1/41	158,158
1,006,000	NBCUniversal Media LLC, 4.45%, 1/15/43	1,018,712
525,000	Omnicom Group, Inc., 5.90%, 4/15/16	598,434
820,000	Scripps Networks Interactive, Inc., 2.70%, 12/15/16	858,693
180,000	Time Warner Cable, Inc., 5.88%, 11/15/40, Callable 5/15/40 @ 100	209,735
410,000	Time Warner Cable, Inc., 5.50%, 9/1/41, Callable 3/1/41 @ 100	456,193
1,015,000	Time Warner, Inc., 6.20%, 7/1/13	1,042,860
325,000	Time Warner, Inc., 3.40%, 6/15/22	339,001

		8,285,536

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Corporate Bonds, continued
Multi-Utilities (0.2%):
$155,000	CenterPoint Energy Resources Corp., 6.25%, 2/1/37	$192,672
570,000	PECO Energy Co., 2.38%, 9/15/22, Callable 6/15/22 @ 100	574,878
285,000	Sempra Energy, 6.00%, 10/15/39	360,318

		1,127,868

Oil, Gas & Consumable Fuels (1.2%):
150,000	Anadarko Petroleum Corp., 7.63%, 3/15/14	161,235
58,000	Anadarko Petroleum Corp., 5.75%, 6/15/14	61,711
2,025,000	Anadarko Petroleum Corp., 6.38%, 9/15/17	2,418,853
216,000	El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	263,375
550,000	Energy Transfer Partners LP, 6.50%, 2/1/42, Callable 8/1/41 @ 100	673,385
50,000	Enterprise Products Operating LP, 6.13%, 2/1/13	50,183
750,000	Enterprise Products Operating LP, Series L, 6.30%, 9/15/17	907,223
400,000	Kinder Morgan Energy Partners LP, 5.00%, 8/15/42, Callable 2/15/42 @ 100	423,911
540,000	Ruby Pipeline LLC, 6.00%, 4/1/22(a) (b)	604,984
480,000	Williams Partners LP, 4.00%, 11/15/21	513,407

		6,078,267

Paper & Forest Products (0.2%):
400,000	Georgia-Pacific LLC, 7.70%, 6/15/15	461,520
310,000	International Paper Co., 4.75%, 2/15/22, Callable 11/15/21 @ 100	350,776

		812,296

Pharmaceuticals (0.5%):
795,000	Abbvie, Inc., 2.00%, 11/6/18(a) (b)	805,275
800,000	Abbvie, Inc., 2.90%, 11/6/22(a) (b)	814,704
995,000	Watson Pharmaceuticals, Inc., 1.88%, 10/1/17	1,008,084

Principal Amount		Fair Value

Corporate Bonds, continued
Pharmaceuticals, continued
$495,000	Watson Pharmaceuticals, Inc., 3.25%, 10/1/22, Callable 7/1/22 @ 100	$505,320

		3,133,383

Software (0.3%):
1,600,000	Oracle Corp., 2.50%, 10/15/22	1,614,414

Specialty Retail (0.2%):
815,000	Penske Truck Leasing Co., LP, 3.13%, 5/11/15(a) (b)	831,577

Tobacco (0.1%):
180,000	Lorillard Tobacco Co., 7.00%, 8/4/41	218,550
485,000	Reynolds American, Inc., 4.75%, 11/1/42	489,306

		707,856

Wireless Telecommunication Services (0.5%):
535,000	Crown Castle Towers LLC, 6.11%, 1/15/20(a) (b)	644,398
522,000	GTE Corp., 6.84%, 4/15/18	653,530
400,000	SBA Tower Trust, 4.25%, 4/15/15(a) (b)	420,232
450,000	Verizon Communications, Inc., 6.90%, 4/15/38	640,437

		2,358,597

Total Corporate Bonds (Cost $73,729,104)		77,322,679

Yankee Dollars (7.1%):
Capital Markets (0.3%):
1,355,000	Credit Suisse Guernsey, Ltd., 2.60%, 5/27/16(a) (b)	1,429,806

Commercial Banks (2.3%):
790,000	Caixa Economica Federal, 2.38%, 11/6/17(a) (b)	784,075
410,000	Credit Suisse Group AG, 5.40%, 1/14/20	461,000
655,000	DnB NOR ASA, 2.10%, 10/14/15(a) (b)	678,864
755,000	DnB NOR ASA, 2.90%, 3/29/16(a) (b)	802,701
240,000	Eksportfinans A/S, 3.00%, 11/17/14	238,096
201,000	Eksportfinans A/S, 5.50%, 5/25/16^	209,228
1,458,000	FMS Wertmanagement, 1.00%, 11/21/17	1,456,105
875,000	HSBC Bank plc, 3.10%, 5/24/16(a) (b)	925,112
265,000	HSBC Holdings plc, 6.10%, 1/14/42	352,600

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Yankee Dollars, continued
Commercial Banks, continued
$1,115,000	ING Bank NV, 3.75%, 3/7/17(a) (b)	$1,184,989
1,110,000	National Bank of Canada, 1.50%, 6/26/15	1,129,017
1,920,000	Nordea Eiendomskreditt AS, 2.13%, 9/22/16^(a) (b)	1,998,250
990,000	Royal Bank of Canada, 1.45%, 10/30/14	1,007,045
387,000	SpareBank 1 Boligkreditt AS, 2.30%, 6/30/17(a) (b)	403,873

		11,630,955

Diversified Financial Services (0.6%):
575,000	BP Capital Markets plc, 4.74%, 3/11/21	673,345
695,000	BP Capital Markets plc, 2.50%, 11/6/22	688,629
2,190,000	CDP Financial, Inc., 4.40%, 11/25/19(a) (b)	2,519,887

		3,881,861

Energy Equipment & Services (0.1%):
600,000	Schlumberger Investment SA, 3.30%, 9/14/21, Callable 6/14/21 @ 100(a) (b)	638,941

Food Products (0.2%):
986,000	B.A.T. International Finance plc, 3.25%, 6/7/22(a) (b)	1,027,747

Insurance (0.1%):
310,000	Manulife Financial Corp., 3.40%, 9/17/15	325,969

Metals & Mining (0.7%):
1,310,000	BHP Billiton Finance USA, Ltd., 1.13%, 11/21/14	1,325,796
160,000	BHP Billiton Finance USA, Ltd., 2.88%, 2/24/22	167,059
120,000	Codelco, Inc., 3.75%, 11/4/20(a) (b)	129,759
665,000	Codelco, Inc., 3.88%, 11/3/21(a) (b)	724,604
815,000	Xstrata Canada Financial Corp., 2.85%, 11/10/14(a) (b)	836,516

		3,183,734

Oil, Gas & Consumable Fuels (1.0%):
1,075,000	Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	1,252,980
1,080,000	Petrobras International Finance Co., 3.88%, 1/27/16	1,139,403
50,000	Petroleos Mexicanos, 8.00%, 5/3/19	65,375

Principal Amount		Fair Value

Yankee Dollars, continued
Oil, Gas & Consumable Fuels, continued
$107,000	Petroleos Mexicanos, 6.00%, 3/5/20	$127,865
278,000	Petroleos Mexicanos, 5.50%, 1/21/21	324,843
300,000	Petroleos Mexicanos, 4.88%, 1/24/22	338,550
800,000	Statoil ASA, 2.45%, 1/17/23	798,126
495,000	Transocean, Inc., 7.35%, 12/15/41	657,548

		4,704,690

Personal Products (0.2%):
690,000	GlaxoSmithKline Capital plc, 2.85%, 5/8/22	716,670
670,000	Takeda Pharmaceutical Co., Ltd., 1.63%, 3/17/17(a) (b)	679,682

		1,396,352

Pharmaceuticals (0.1%):
650,000	Teva Pharmaceutical Finance BV, 2.95%, 12/18/22	657,513

Real Estate Investment Trusts (REITs) (0.1%):
680,000	CDP Financial, Inc., 3.00%, 11/25/14(a) (b)	710,681

Sovereign Bonds (0.5%):
1,995,000	Kommuninvest I Sverige AB, 1.00%, 10/24/17(a) (b)	1,993,005
298,375	Russia Foreign Bond, Registered Shares, 7.50%, 3/31/30(b)	383,233

		2,376,238

Thrifts & Mortgage Finance (0.3%):
1,325,000	Credit Suisse Guernsey, Ltd., 1.63%, 3/6/15(a) (b)	1,349,652

Wireless Telecommunication Services (0.6%):
315,000	Virgin Media Secured Finance plc, 6.50%, 1/15/18, Callable 1/15/14 @ 103.25(a)	339,019
765,000	Vodafone Group plc, 4.15%, 6/10/14	802,633
1,020,000	Vodafone Group plc, 1.63%, 3/20/17	1,034,973
415,000	Vodafone Group plc, 2.50%, 9/26/22	413,355

		2,589,980

Total Yankee Dollars (Cost $34,580,187)		35,904,119

U.S. Government Agencies (0.1%):
Tennessee Valley Authority (0.1%)
130,000	5.25%, 9/15/39	171,043
500,000	3.50%, 12/15/42	496,872

		667,915

Total U.S. Government Agencies (Cost $616,095)		667,915

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

U.S. Government Agency Mortgages (37.0%):
Fannie Mae (0.8%)
$59,072	Class NT, Series 2009-70, 4.00%, 8/25/19	$62,148
1,705,072	Class CD, Series 2011-56, 3.50%, 1/25/29	1,753,841
755,000	Class GB, Series 2011-52, 5.00%, 6/25/41	848,050
1,055,000	Class DB, Series 2011-99, 5.00%, 10/25/41	1,192,123

		3,856,162

Federal Home Loan Mortgage Corporation (5.5%)
1,660,000	0.60%, 5/22/15, Callable 5/22/13 @ 100	1,662,502
1,800,000	0.42%, 6/19/15, Callable 12/19/13 @ 100	1,801,046
3,045,000	0.50%, 11/27/15, Callable 11/27/13 @ 100	3,048,828
1,299,000	1.00%, 9/27/17, Callable 9/27/13 @ 100	1,303,207
334,382	5.00%, 7/1/35, Pool #G01840	361,487
461,751	5.00%, 7/1/35, Pool #G01838	499,181
602,547	5.00%, 3/1/38, Pool #G04913	648,942
186,505	5.00%, 12/1/38, Pool #G05132	200,691
132,967	5.00%, 1/1/39, Pool #G05205	143,081
1,680,538	Class BA, Series 3957, 4.00%, 1/15/39	1,718,809
1,422,727	4.50%, 10/1/39, Pool #G08368	1,526,717
1,044,959	5.50%, 5/1/40, Pool #G06817	1,128,848
346,973	5.50%, 8/1/40, Pool #G06385	374,828
348,797	4.00%, 12/1/40, Pool #A95656	379,010
471,574	4.00%, 12/1/40, Pool #A95856	512,421
1,000,635	4.00%, 12/1/40, Pool #A95575	1,087,309
263,576	3.13%, 3/1/41, Pool #1B8062(b)	277,552
2,086,823	4.50%, 3/1/41, Pool #A97620	2,251,743
158,991	4.50%, 8/1/41, Pool #Q02776	174,089
897,808	4.50%, 8/1/41, Pool #Q02663	983,070
344,056	4.00%, 5/1/42, Pool #G08492	371,815

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$271,429	4.00%, 5/1/42, Pool #Q08313	$293,329
142,174	4.00%, 6/1/42, Pool #Q08656	153,645
48,818	4.00%, 6/1/42, Pool #C09001	52,757
485,042	2.05%, 7/1/42, Pool #2B0646(b)	501,750
1,676,278	3.50%, 8/1/42, Pool #Q10325	1,792,050
499,172	3.50%, 11/1/42, Pool #Q13216	532,322
2,000,000	4.00%, 1/15/43	2,135,000
1,500,000	4.50%, 1/15/43	1,609,453

		27,525,482

Federal National Mortgage Association (24.4%)
1,065,000	5.00%, 3/2/15, Pool #AQ6099	1,172,530
2,905,000	0.60%, 7/24/15, Callable 1/24/13 @ 100	2,905,720
473,667	4.00%, 7/1/19, Pool #AE0968	508,388
2,320,000	1.70%, 8/28/19, Callable 2/28/13 @ 100	2,324,631
3,555,000	3.95%, 10/9/19	3,114,383
1,960,000	2.70%, 3/28/22, Callable 3/28/13 @ 100	1,969,500
779,576	4.00%, 7/1/24, Pool #AL1938	833,903
817,528	5.50%, 7/1/25, Pool #AE0096	895,421
370,381	3.50%, 11/1/25, Pool #AE7793	393,132
926,606	4.00%, 9/1/26, Pool #AL2683	991,179
521,620	3.50%, 11/1/26, Pool #AJ6935	553,662
3,300,000	2.50%, 1/25/28	3,450,563
1,100,000	5.00%, 1/25/28	1,190,578
4,700,000	3.00%, 1/25/28	4,960,703
100,000	4.50%, 1/25/28	107,563
2,600,000	3.50%, 1/25/28	2,758,031
1,500,000	4.00%, 1/25/28	1,606,172
1,200,000	5.50%, 1/25/28	1,287,656
1,615,000	6.25%, 5/15/29	2,320,094
893,291	3.00%, 11/1/32, Pool #MA1237	940,231
697,724	3.00%, 11/1/32, Pool #AB6861	734,388
597,996	3.00%, 11/1/32, Pool #AB6956	629,419

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$99,706	3.00%, 11/1/32, Pool #AQ6099	$104,945
498,543	3.00%, 12/1/32, Pool #AB7343	524,740
199,419	3.00%, 12/1/32, Pool #AB7347	209,898
600,000	3.00%, 12/1/32, Pool #AB7443	631,528
398,838	3.00%, 12/1/32, Pool #AB7136	419,796
1,794,238	3.00%, 12/1/32, Pool #MA1275	1,888,520
796,709	5.50%, 1/1/33, Pool #676661	875,607
541,848	5.50%, 5/1/33, Pool #555424	595,506
369,499	5.00%, 7/1/34, Pool #725589	401,645
1,276,831	5.50%, 2/1/35, Pool #735989	1,403,275
94,791	6.00%, 4/1/35, Pool #735504	105,881
5,918,662	5.00%, 12/1/35, Pool #848549	6,426,175
2,881,390	5.50%, 9/1/36, Pool #995113	3,166,732
404,480	5.50%, 2/1/38, Pool #961545	439,479
129,530	6.00%, 3/1/38, Pool #889529	144,644
975,414	5.50%, 5/1/38, Pool #889692	1,059,968
695,757	5.50%, 5/1/38, Pool #889441	755,960
376,303	6.00%, 5/1/38, Pool #889466	419,295
731,331	5.50%, 6/1/38, Pool #995018	795,527
204,604	5.50%, 9/1/38, Pool #889995	222,341
369,980	5.50%, 10/1/39, Pool #AD0362	404,653
313,936	5.50%, 12/1/39, Pool #AD0571	343,357
623,956	6.50%, 5/1/40, Pool #AL1704	693,956
1,233,662	4.00%, 10/1/40, Pool #AE6121	1,323,791
3,267,556	6.00%, 10/1/40, Pool #AL0851	3,577,355
1,245,000	Class CY, Series 2010-136, 4.00%, 12/25/40	1,413,625

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$1,714,036	4.00%, 1/1/41, Pool #AH2380	$1,839,261
1,102,245	4.00%, 1/1/41, Pool #AH3394	1,182,773
1,949,183	4.00%, 2/1/41, Pool #AE0949	2,091,588
337,897	3.00%, 2/1/41, Pool #AH6958(b)	354,600
287,701	4.00%, 5/1/41, Pool #AL2682	308,053
643,256	3.20%, 7/1/41, Pool #AL0533(b)	677,596
1,488,993	4.50%, 8/1/41, Pool #AL2302	1,632,483
9,366,492	4.50%, 8/1/41, Pool #AL1711	10,315,946
582,473	4.50%, 9/1/41, Pool #AJ1416	632,313
1,092,392	4.00%, 10/1/41, Pool #AJ4046	1,200,535
4,400,000	3.50%, 1/25/42	4,690,984
946,096	3.50%, 5/1/42, Pool #A03369	1,008,590
2,996,815	4.00%, 5/1/42, Pool #A02986	3,252,282
98,935	3.50%, 6/1/42, Pool #AO5941	106,367
3,127,916	4.00%, 6/1/42, Pool #A04144	3,394,559
189,720	3.50%, 6/1/42, Pool #AB5423	203,971
2,747,800	4.00%, 6/1/42, Pool #AB5477	2,982,040
201,906	2.32%, 7/1/42, Pool #AO6482(b)	210,332
196,622	3.50%, 7/1/42, Pool #AO8632	211,392
470,976	2.00%, 7/1/42, Pool #AP0006(b)	487,107
294,315	3.50%, 7/1/42, Pool #AO9368	316,424
99,213	3.50%, 7/1/42, Pool #AO8011	107,037
3,064,634	3.50%, 10/1/42, Pool #AP9736	3,276,651
2,687,299	3.50%, 12/1/42, Pool #AL2781	2,873,211
3,800,000	6.00%, 1/25/43	4,150,313
500,000	4.50%, 1/25/43	540,098
5,400,000	4.00%, 1/25/43	5,788,125
4,800,000	5.00%, 2/25/43	5,199,750

		123,030,427

continued

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Freddie Mac (1.1%)
$26,769	Class KC, Series 2890, 4.50%, 2/15/19	$27,323
1,083,601	Class CA, Series 3876, 2.75%, 6/15/26(b)	1,119,280
1,451,802	Class GM, Series 3703, 3.50%, 7/15/28	1,496,088
2,662,640	Class BW, Series 3738, 3.50%, 10/15/28	2,743,145

		5,385,836

Government National Mortgage Association (5.2%)
89,925	4.50%, 9/15/33, Pool #615516	99,006
323,213	5.00%, 12/15/33, Pool #783571	355,851
118,068	6.50%, 8/20/38, Pool #4223	134,046
181,252	6.50%, 10/15/38, Pool #673213	206,404
63,474	6.50%, 11/20/38, Pool #4292	72,064
132,247	6.50%, 12/15/38, Pool #782510	152,771
1,146,812	5.00%, 1/15/39, Pool #782557	1,257,514
869,724	5.00%, 4/15/39, Pool #782619	948,852
82,844	5.00%, 6/15/39, Pool #782696	90,381
601,978	5.00%, 10/20/39, Pool #4559	667,074
169,879	4.50%, 1/15/40, Pool #728627	186,888
500,343	5.00%, 5/15/40, Pool #782958	547,428
456,509	4.50%, 7/15/40, Pool #745793	503,891
646,795	4.00%, 7/20/40, Pool #4745	707,110
799,994	4.50%, 10/15/40, Pool #783609	879,528
269,902	4.50%, 2/15/41, Pool #738019	295,554
46,127	5.00%, 4/20/41, Pool #5018	50,972
99,623	5.00%, 6/20/41, Pool #5083	110,021
52,178	5.00%, 7/20/41, Pool #5116	57,821
575,366	4.50%, 11/15/41, Pool #783610	632,357
3,900,000	4.50%, 1/20/42	4,269,891
300,000	4.00%, 1/20/42	326,672

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$2,278,784	4.00%, 7/20/42, Pool #MA0221	$2,482,741
486,287	4.00%, 8/20/42, Pool #MA0319	529,811
2,785,523	3.50%, 10/20/42, Pool #MA0462	3,030,305
6,184,941	3.50%, 11/20/42, Pool #MA0534	6,728,450
400,000	4.50%, 1/15/43	437,938
500,000	5.00%, 1/15/43	545,391

		26,306,732

Total U.S. Government Agency Mortgages (Cost $184,397,917)		186,104,639

U.S.Treasury Obligations (28.6%):
U.S. Treasury Bonds (28.6%)
1,330,000	6.50%, 11/15/26	2,019,730
5,495,000	6.63%, 2/15/27(d)	8,452,854
2,490,000	6.13%, 8/15/29	3,773,127
7,435,000	4.50%, 2/15/36	9,785,159
2,600,000	4.75%, 2/15/37	3,547,375
1,855,000	4.38%, 5/15/40	2,414,689
1,185,000	3.75%, 8/15/41	1,392,745
245,000	3.13%, 2/15/42	256,178
4,016,000	2.75%, 8/15/42	3,877,950
7,790,000	2.75%, 11/15/42	7,505,182
2,415,000	0.75%, 2/15/42	2,707,676
4,915,000	0.25%, 6/30/14	4,916,922
11,020,000	0.25%, 8/31/14	11,023,008
13,995,000	0.25%, 11/30/14	13,995,546
29,120,000	0.38%, 11/15/15	29,147,314
25,850,000	0.63%, 11/30/17	25,763,170
5,695,000	1.00%, 11/30/19	5,639,827
5,890,000	1.63%, 11/15/22	5,825,575
1,700,000	2.38%, 5/15/22	1,441,860
570,000	2.48%, 8/15/22	479,153

		143,965,040

Total U.S.Treasury Obligations (Cost $142,687,049)		143,965,040

Securities Held as Collateral for Securities on Loan (0.4%):
2,246,775	Allianz Variable Insurance Products Securities Lending Collateral Trust(e)	2,246,775

Total Securities Held as Collateral for Securities on Loan (Cost $2,246,775)		2,246,775

continued

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Unaffiliated Investment Company (5.7%):
28,834,677	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(f)	$28,834,677

Total Unaffiliated Investment Company (Cost $28,834,677)		28,834,677

Total Investment Securities (Cost $527,394,819)(i) — 106.6%		$536,797,098
Net other assets (liabilities) — (6.6%)		(33,248,617)

Net Assets — 100.0%		$503,548,481

Percentages indicated are based on net assets as of December 31, 2012.

REMIC — Real Estate Mortgage Investment Conduit

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $2,185,404.

(a)	Variable rate security. The rate presented represents the rate in effect at December 31, 2012. The date presented represents the final maturity date.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2012. The total of all such securities represent 0.13% of the net assets of the fund.

(d)	A portion of this investment security is segregated as collateral for futures contracts, the aggregate fair value of the segregated security is $122,704.

(e)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(f)	The rate represents the effective yield at December 31, 2012.

(i)	See Federal Tax Information listed in the Notes to the Financial Statements.

Securities Sold Short (-1.1%):

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value	Unrealized Appreciation/ (Depreciation)
Federal National Mortgage Association — January TBA	3.00%	1/25/42	$(400,000)	$(419,266)	$(419,125)	$141
Government National Mortgage Association — January TBA	3.50%	1/20/42	(4,400,000)	(4,778,125)	(4,780,532)	(2,407)
Federal National Mortgage Association — February TBA	5.50%	2/25/43	(700,000)	(760,484)	(760,812)	(328)

				$(5,957,875)	$(5,960,469)	$(2,594)

Futures Contracts

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
Ultra Long Term U.S. Treasury Bond March Futures	Short	3/19/13	(15)	$(2,438,906)	$37,078
30-Year U.S. Treasury Bond March Futures	Short	3/19/13	(23)	(3,392,500)	44,407
10-year U.S. Treasury Note March Future	Short	3/19/13	(1)	(132,781)	727
5-Year U.S. Treasury Note March Futures	Long	3/28/13	26	3,234,766	(578)
2-Year U.S. Treasury Note March Futures	Long	3/28/13	100	22,046,874	6,901

					$88,535

continued

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

At December 31, 2012, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
Canadian Dollar	UBS Warburg	1/16/13	$579,500	$589,524	$582,563	$6,961
British Pound	Goldman Sachs	1/16/13	388,000	621,903	630,161	(8,258)

				$1,211,427	$1,212,724	$(1,297)

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$527,394,819

Investment securities, at value*	$536,797,098
Interest and dividends receivable	2,127,240
Foreign currency, at value (cost $687,501)	691,380
Unrealized appreciation on forward currency contracts	6,961
Receivable for capital shares issued	478,250
Receivable for investments sold	64,499,460
Receivable for variation margin on futures contracts	39,538
Prepaid expenses	24

Total Assets	604,639,951

Liabilities:
Unrealized depreciation on forward currency contracts	8,258
Payable for investments purchased	92,548,402
Payable for capital shares redeemed	353
Payable for collateral received on loaned securities	2,246,775
Securities sold short (Proceeds received $5,957,875)	5,960,469
Manager fees payable	147,955
Administration fees payable	21,613
Distribution fees payable	105,682
Custodian fees payable	10,025
Administrative and compliance services fees payable	3,315
Other accrued liabilities	38,623

Total Liabilities	101,091,470

Net Assets	$503,548,481

Net Assets Consist of:
Capital	$479,545,727
Accumulated net investment income/(loss)	7,303,079
Accumulated net realized gains/(losses) from investment transactions	7,208,788
Net unrealized appreciation/(depreciation) on investments	9,490,887

Net Assets	$503,548,481

Shares of beneficial interest (unlimited number of shares authorized, no par value)	45,098,201
Net Asset Value (offering and redemption price per share)	$11.17

*	Includes securities on loan of $2,185,404.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$8,892,870
Dividends	21
Income from securities lending	22,389

Total Investment Income	8,915,280

Expenses:
Manager fees	1,539,432
Administration fees	200,961
Distribution fees	1,099,599
Custodian fees	34,081
Administrative and compliance services fees	13,926
Trustee fees	30,587
Professional fees	38,016
Shareholder reports	18,676
Other expenses	14,883

Total expenses	2,990,161

Net Investment Income/(Loss)	5,925,119

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	9,282,182
Net realized gains/(losses) on futures contracts	(544,926)
Net realized gains/(losses) on forward currency contracts	237,422
Change in unrealized appreciation/depreciation on investments	2,634,226

Net Realized/Unrealized Gains/(Losses) on Investments	11,608,904

Change in Net Assets Resulting From Operations	$17,534,023

See accompanying notes to the financial statements.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Enhanced Bond Index Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$5,925,119	$4,674,553
Net realized gains/(losses) on investment transactions	8,974,678	9,140,319
Change in unrealized appreciation/depreciation on investments	2,634,226	6,792,395

Change in net assets resulting from operations	17,534,023	20,607,267

Dividends to Shareholders:
From net investment income	(5,330,161)	(3,413,208)
From net realized gains on investments	(7,712,608)	(3,362,902)

Change in net assets resulting from dividends to shareholders	(13,042,769)	(6,776,110)

Capital Transactions:
Proceeds from shares issued	185,385,544	139,804,331
Proceeds from dividends reinvested	13,042,769	6,776,110
Value of shares redeemed	(40,589,771)	(24,764,728)

Change in net assets resulting from capital transactions	157,838,542	121,815,713

Change in net assets	162,329,796	135,646,870
Net Assets:
Beginning of period	341,218,685	205,571,815

End of period	$503,548,481	$341,218,685

Accumulated net investment income/(loss)	$7,303,079	$5,287,248

Share Transactions:
Shares issued	16,592,447	13,047,268
Dividends reinvested	1,173,967	624,526
Shares redeemed	(3,622,879)	(2,279,503)

Change in shares	14,143,535	11,392,291

See accompanying notes to the financial statements.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,			July 10, 2009 to December 31, 2009 (a)
	2012	2011	2010
Net Asset Value, Beginning of Period	$11.02	$10.51	$10.04	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.09	0.11	0.15	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	0.38	0.65	0.41	0.01

Total from Investment Activities	0.47	0.76	0.56	0.04

Dividends to Shareholders From:
Net Investment Income	(0.13)	(0.13)	(0.03)	—
Net Realized Gains	(0.19)	(0.12)	(0.06)	—

Total Dividends	(0.32)	(0.25)	(0.09)	—

Net Asset Value, End of Period	$11.17	$11.02	$10.51	$10.04

Total Return(b)	4.22%	7.28%	5.62%	0.40	%(c)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$503,548	$341,219	$205,572	$127,833
Net Investment Income/(Loss)(d)	1.35%	1.69%	2.01%	1.34%
Expenses Before Reductions(d) (e)	0.68%	0.69%	0.71%	0.76%
Expenses Net of Reductions(d)	0.68%	0.69%	0.70%	0.70%
Portfolio Turnover Rate(f)	385%	407%	700%	366	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Enhanced Bond Index Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Short Sales

The Fund may engage in short sales against the box (i.e., where the fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $12 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $2,176 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $1.2 million as of December 31, 2012. The monthly average amount for these contracts was $6.6 million for the year ended December 31, 2012.

Futures Contracts

During the year ended December 31, 2012, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Notes to the Financial Statements, continued

December 31, 2012

of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The gross notional amount of futures contracts outstanding was $31.2 mllion as of December 31, 2012. The monthly average notional amount for these contracts was $47.6 million for the year ended December 31, 2012.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value
Foreign Currency Contracts	Unrealized appreciation on forward currency contracts	$6,961	Unrealized depreciation on forward currency contracts	$8,258
Interest Rate Contracts	Receivable for variation margin on futures contracts*	89,113	Payable for variation margin on futures contracts*	578

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Foreign Currency Contracts	Net realized gains/(losses) on forward currency contracts/change in unrealized appreciation/depreciation on investments	$237,422	$(35,225)
Interest Rate Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	(544,926)	148,236

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Financial Management, Inc. (“BlackRock Financial”), BlackRock Financial provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Enhanced Bond Index Fund	0.35%	0.70%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in sudsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2012, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $6,405 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Notes to the Financial Statements, continued

December 31, 2012

their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Notes to the Financial Statements, continued

December 31, 2012

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Asset Backed Securities	$—	$34,876,431	$—	$34,876,431
Collateralized Mortgage Obligations	—	25,907,807	967,016	26,874,823
Corporate Bonds+	—	77,322,679	—	77,322,679
Yankee Dollars+	—	35,904,119	—	35,904,119
U.S. Government Agency	—	667,915	—	667,915
U.S. Government Agency Mortgages	—	186,104,639	—	186,104,639
U.S. Treasury Obligations	—	143,965,040	—	143,965,040
Securities Held as Collateral for Securities on Loan	—	2,246,775	—	2,246,775
Unaffiliated Investment Company	28,834,677	—	—	28,834,677

Total Investment Securities	28,834,677	507,962,421	—	536,797,098

Securities Sold Short	—	(2,594)	—	(2,594)
Other Financial Instruments:*
Futures Contracts	88,535	—	—	88,535
Forward Currency Contracts	—	(1,297)	—	(1,297)

Total Investments	$28,923,212	$507,958,530	$—	$536,881,742

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

	Quantitative Information about Level 3 Fair Value Measurements
Type of Assets	Fair Value at 12/31/2012	Valuation Technique(s)	Unobservable Input(s)
Investment Securities:
Collateralized Mortgage Obligations:
STRIPS, Class A, Series 2012-1A, 1.50%, 12/25/44	$967,016	Recent Transaction*	Transaction Price

Total Investment Securities	$967,016

*	The fair value measurement was determined based on a recent transaction completed on December 13, 2012.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2011	Net realized gains/ (losses)	Change in unrealized appreciation/ (depreciation)	Gross purchases	Transfers in/(out) of Level 3	Balance as of December 31, 2012
Investment Securities:
U.S. Government Agency Mortgages:
Government National Mortgage Association:	$—	$—	$—	$967,016	$—	$967,016

Total Investment Securities	$—	$—	$—	$967,016	$—	$967,016

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Notes to the Financial Statements, continued

December 31, 2012

5. Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Enhanced Bond Index Fund	$1,665,235,891	$1,508,296,525

For the year ended December 31, 2012, purchases and sales on long-term U.S. government securities were as follows:

	Purchases	Sales
AZL Enhanced Bond Index Fund	$1,377,016,382	$1,424,619,522

6.	Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

7. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Enhanced Bond Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $521,638,429. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$9,908,464
Unrealized depreciation	(710,264)

Net unrealized appreciation	$9,198,200

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Enhanced Bond Index Fund	$12,979,458	$63,311	$13,042,769

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Enhanced Bond Index Fund	$6,776,110	$—	$6,776,110

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Enhanced Bond Index Fund	$13,438,299	$1,637,154	$9,202,164	$24,277,617

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Enhanced Bond Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

28

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2012, the Fund declared net long-term capital gain distributions of $63,311.

During the year ended December 31, 2012, the Fund declared net short-term capital gain distributions of $7,649,297.

29

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

30

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

31

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

32

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

33

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

34

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

35

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

36

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Federated Clover Small Value Fund

(formerly AZL® Franklin Small Cap Value Fund)

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 8

Statement of Operations Page 8

Statements of Changes in Net Assets Page 9

Financial Highlights Page 10

Notes to the Financial Statements Page 11

Report of Independent Registered Public Accounting Firm Page 18

Other Federal Income Tax Information Page 19

Other Information Page 20

Approval of Investment Advisory and Subadvisory Agreements Page 21

Information about the Board of Trustees and Officers Page 25

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Federated Clover Small Value Fund Review (unaudited)

(formerly AZL® Franklin Small Cap Value Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® Federated Clover Small Value Fund and Federated Global Investment Management Corp. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Federated Clover Small Value Fund returned 14.32%. That compared to a 18.05% total return for its benchmark, the Russell 2000® Value Index1.

On February 25, 2012, the Fund changed subadvisors from Franklin Advisory Services, LLC, to Federated Clover Investment Advisors. Both subadvisors employed bottom-up stock selection processes. At times, the portfolio may have contained sector and security allocations that were significantly different from those of the Fund’s benchmark index.

Stocks performed well during the 12-month period despite periods of volatility related to shifting investor sentiment. Positive economic data from the United States at the start of the period led to a rally in equities that continued almost uninterrupted into the spring. In the second quarter, the eurozone debt crisis and a slowdown in key economic indicators in the U.S. hurt financial market performance.

Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to address its fiscal situation. However, investor confidence fell near year-end due to uncertainty about the outcome of the presidential election and unresolved questions about how the White House and Congress would avoid the so-called “fiscal cliff,” a variety of tax increases and spending cuts scheduled to take effect in January 2013.

Despite those challenges, stocks posted strong gains during the period. In particular, small-cap value stocks as measured by the Russell 2000® Value Index performed very well, outpacing the S&P 500 Index2 of large-company stocks.

Under Franklin Advisory Services, LLC, the Fund benefited from individual stock selection and overweight positions relative to the benchmark in the industrials, consumer discretionary, and energy sectors. Individual holdings in the consumer staples sector hurt relative returns, as did an underweight position in the information technology sector, which performed well during the period.*

After the shift in subadvisors to Federated Clover Investment Advisors, the Fund’s security selection in the consumer discretionary and industrials sectors dragged on relative returns. Certain holdings that hurt relative performance included apparel and footwear firms and aerospace and defense firms. The Fund also held an underweight position in real estate investment trusts, which detracted slightly from the performance.*

The Fund’s relative performance under the new subadvisor was helped by individual stock selection in the energy and financial sectors. In particular, the Fund benefited from holdings of an oil and gas drilling company and several insurance companies that performed well during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

[2]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

Investors cannot invest directly in an index.

1

AZL® Federated Clover Small Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in investments of small-capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

	1 Year	3 Year	5 Year	Since Inception (5/1/03)
AZL® Federated Clover Small Value Fund	14.32%	11.77%	3.86%	8.78%

Russell 2000® Value Index	18.05%	11.57%	3.55%	9.41%[1]

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Federated Clover Small Value Fund	1.09%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment and the since inception performance data for the Russell 2000® Value Index is calculated from April 30, 2003.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Value Index, an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Federated Clover Small Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Federated Clover Small Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Federated Clover Small Value Fund	$1,000.00	$1,074.60	$5.58	1.07%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Federated Clover Small Value Fund	$1,000.00	$1,019.76	$5.43	1.07%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Financials	31.3
Industrials	15.2
Consumer Discretionary	13.6
Information Technology	11.1
Materials	7.3
Energy	5.7
Utilities	5.0
Health Care	4.8
Consumer Staples	2.4

Total Common Stock	96.4
Securities Held as Collateral for Securities on Loan	13.7
Unaffiliated Investment Company	3.6

Total Investment Securities	113.7
Net other assets (liabilities)	(13.7)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Federated Clover Small Value Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Common Stocks (96.4%):
Aerospace & Defense (1.5%):
73,525	Kratos Defense & Security Solutions, Inc.*	$369,831
161,800	Orbital Sciences Corp.*	2,227,986
20,550	Triumph Group, Inc.	1,341,915

		3,939,732

Auto Components (1.2%):
40,850	Cooper Tire & Rubber Co.	1,035,956
105,786	Spartan Motors, Inc.	521,525
45,375	Tenneco, Inc.*	1,593,116

		3,150,597

Biotechnology (0.6%):
80,175	Alkermes plc*	1,484,841

Building Products (1.2%):
112,550	USG Corp.*^	3,159,279

Capital Markets (0.6%):
131,550	American Capital, Ltd.*	1,578,600

Chemicals (2.6%):
60,475	Georgia Gulf Corp.^	2,496,408
136,525	Huntsman Corp.	2,170,748
47,000	Intrepid Potash, Inc.	1,000,630
23,700	Scotts Miracle-Gro Co. (The)	1,043,985

		6,711,771

Commercial Banks (9.6%):
40,225	City Holding Co.^	1,401,841
89,950	East West Bancorp, Inc.	1,933,026
128,025	F.N.B. Corp.	1,359,626
274,875	First Commonwealth Financial Corp.	1,874,648
186,825	First Niagara Financial Group, Inc.	1,481,522
136,275	FirstMerit Corp.	1,933,742
81,250	Hancock Holding Co.	2,578,875
42,895	Independent Bank Corp.	1,241,810
209,275	Old National Bancorp	2,484,095
21,375	Oriental Financial Group, Inc.^	285,356
375,250	Susquehanna Bancshares, Inc.	3,932,619
917,850	Synovus Financial Corp.	2,248,733
59,850	Wintrust Financial Corp.	2,196,495

		24,952,388

Commercial Services & Supplies (1.0%):
79,325	Avery Dennison Corp.	2,770,029

Communications Equipment (1.8%):
49,425	Black Box Corp.	1,203,005
96,725	Finisar Corp.*^	1,576,617
96,499	Symmetricom, Inc.*	556,799
32,050	ViaSat, Inc.*^	1,246,745

		4,583,166

Computers & Peripherals (0.3%):
692,400	Quantum Corp.*	858,576

Shares		Fair Value

Common Stocks, continued
Construction & Engineering (1.6%):
94,500	Aegion Corp.*	$2,096,955
87,200	Foster Wheeler AG*	2,120,704

		4,217,659

Diversified Consumer Services (0.2%):
32,525	Service Corp. International	449,170

Diversified Financial Services (1.1%):
125,100	PHH Corp.*^	2,846,025

Electric Utilities (4.0%):
63,800	Cleco Corp.	2,552,638
46,025	El Paso Electric Co.	1,468,658
107,050	IDACORP, Inc.	4,640,617
59,650	Portland General Electric Co.	1,632,024

		10,293,937

Electrical Equipment (2.2%):
59,575	General Cable Corp.*	1,811,676
191,800	GrafTech International, Ltd.*^	1,801,002
30,425	Regal-Beloit Corp.	2,144,049

		5,756,727

Electronic Equipment, Instruments & Components (2.4%):
31,150	Anixter International, Inc.	1,992,976
60,517	CTS Corp.	643,296
51,775	Insight Enterprises, Inc.*	899,332
36,950	Multi-Fineline Electronix, Inc.*	746,760
170,850	Sanmina Corp.*	1,891,309

		6,173,673

Energy Equipment & Services (1.8%):
494,025	Hercules Offshore, Inc.*	3,053,075
153,525	Pacific Drilling SA*	1,449,276

		4,502,351

Food & Staples Retailing (0.7%):
79,525	Pantry, Inc. (The)*	964,638
59,550	Spartan Stores, Inc.	914,688

		1,879,326

Food Products (1.4%):
71,025	Fresh Del Monte Produce, Inc.	1,871,509
33,950	TreeHouse Foods, Inc.*	1,769,814

		3,641,323

Gas Utilities (1.0%):
76,850	Atmos Energy Corp.	2,698,972

Health Care Equipment & Supplies (1.6%):
37,425	Alere, Inc.*	692,363
47,100	Meridian Bioscience, Inc.	953,774
77,025	Merit Medical Systems, Inc.*	1,070,647
37,475	Tornier NV*	629,205
41,750	Wright Medical Group, Inc.*^	876,333

		4,222,322

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Federated Clover Small Value Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Health Care Providers & Services (1.4%):
25,825	Community Health Systems, Inc.	$793,861
13,325	Magellan Health Services, Inc.*	652,925
29,600	Universal Health Services, Inc., Class B	1,431,160
15,300	WellCare Health Plans, Inc.*	744,957

		3,622,903

Hotels, Restaurants & Leisure (0.6%):
27,875	Vail Resorts, Inc.	1,507,759

Household Durables (0.8%):
145,475	La-Z-Boy, Inc.	2,058,471

Insurance (8.0%):
117,725	Alterra Capital Holdings, Ltd.	3,318,668
137,100	American Equity Investment Life Holding Co.	1,673,991
66,700	Argo Group International Holdings, Ltd.	2,240,453
399,525	CNO Financial Group, Inc.	3,727,567
106,125	First American Financial Corp.	2,556,551
61,400	Hanover Insurance Group, Inc. (The)	2,378,636
172,025	Maiden Holdings, Ltd.	1,580,910
93,300	National Financial Partners Corp.*	1,599,162
23,725	Platinum Underwriters Holdings, Ltd.	1,091,350
28,000	ProAssurance Corp.	1,181,320

		21,348,608

Internet Software & Services (0.6%):
51,325	j2 Global, Inc.^	1,569,519

IT Services (1.0%):
44,100	CSG Systems International, Inc.*	801,738
153,425	SAIC, Inc.	1,736,771

		2,538,509

Leisure Equipment & Products (0.4%):
86,950	JAKKS Pacific, Inc.^	1,088,614

Machinery (5.4%):
94,525	Altra Holdings, Inc.	2,084,276
81,225	Barnes Group, Inc.	1,824,314
95,950	Briggs & Stratton Corp.^	2,022,626
30,450	Gardner Denver, Inc.	2,085,825
106,450	Manitowoc Co., Inc. (The)	1,669,136
94,700	Terex Corp.*	2,662,016
79,325	Titan International, Inc.^	1,722,939

		14,071,132

Media (2.9%):
53,100	Cinemark Holdings, Inc.	1,379,538
98,800	Lions Gate Entertainment Corp.*^	1,620,320

Shares		Fair Value

Common Stocks, continued
Media, continued
118,225	New York Times Co. (The), Class A*	$1,008,459
211,750	Pandora Media, Inc.*^	1,943,865
222,250	World Wrestling Entertainment, Inc., Class A^	1,753,553

		7,705,735

Metals & Mining (4.0%):
101,250	Commercial Metals Co.	1,504,575
91,900	Globe Specialty Metals, Inc.	1,263,625
254,700	Hecla Mining Co.	1,484,901
109,075	Horsehead Holding Corp.*	1,113,656
196,050	Stillwater Mining Co.*^	2,505,519
67,950	Walter Energy, Inc.	2,438,045

		10,310,321

Multiline Retail (0.5%):
141,200	Body Central Corp.*	1,406,352

Oil, Gas & Consumable Fuels (3.9%):
139,050	Arch Coal, Inc.^	1,017,846
78,825	Energy XXI (Bermuda), Ltd.	2,537,377
222,875	Kodiak Oil & Gas Corp.*	1,972,444
299,975	SandRidge Energy, Inc.*^	1,904,841
76,850	SemGroup Corp., Class A*	3,003,298

		10,435,806

Paper & Forest Products (0.7%):
83,025	KapStone Paper & Packaging Corp.	1,842,325

Pharmaceuticals (1.2%):
41,625	Endo Health Solutions, Inc.*	1,093,489
53,500	MAP Pharmaceuticals, Inc.*^	840,485
54,550	ViroPharma, Inc.*	1,241,558

		3,175,532

Professional Services (0.9%):
31,875	Dun & Bradstreet Corp.^	2,506,969

Real Estate Investment Trusts (REITs) (9.7%):
232,550	Associated Estates Realty Corp.	3,748,705
96,875	First Potomac Realty Trust	1,197,375
319,550	Lexington Realty Trust^	3,339,297
65,725	LTC Properties, Inc.	2,312,863
353,575	MFA Financial, Inc.	2,867,493
27,100	Mid-America Apartment Communities, Inc.	1,754,725
201,150	Newcastle Investment Corp.	1,745,982
54,650	PennyMac Mortgage Investment Trust	1,382,099
46,525	Potlatch Corp.	1,823,315
111,325	Starwood Property Trust, Inc.	2,556,022
62,050	Sun Communities, Inc.	2,475,175

		25,203,051

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Federated Clover Small Value Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Road & Rail (0.5%):
48,025	Con-way, Inc.	$1,336,056

Semiconductors & Semiconductor Equipment (4.2%):
74,600	Advanced Energy Industries, Inc.*	1,030,226
130,300	Brooks Automation, Inc.	1,048,915
129,475	Fairchild Semiconductor International, Inc.*	1,864,440
170,150	Intersil Corp., Class A	1,410,544
496,600	RF Micro Devices, Inc.*	2,224,767
106,575	Tessera Technologies, Inc.	1,749,962
368,475	TriQuint Semiconductor, Inc.*	1,783,419

		11,112,273

Software (0.8%):
97,025	Take-Two Interactive Software, Inc.*	1,068,245
36,750	Verint Systems, Inc.*	1,078,980

		2,147,225

Specialty Retail (3.3%):
140,600	Aeropostale, Inc.*	1,829,206
140,775	bebe Stores, Inc.	561,692
7,600	Genesco, Inc.*	418,000
171,650	Hot Topic, Inc.^	1,656,423
50,500	Monro Muffler Brake, Inc.^	1,765,985
144,650	RadioShack Corp.^	306,658
57,350	Rent-A-Center, Inc.	1,970,546

		8,508,510

Textiles, Apparel & Luxury Goods (3.7%):
255,000	Crocs, Inc.*	3,669,449
145,525	Jones Group, Inc. (The)	1,609,507
240,450	K-Swiss, Inc., Class A*^	807,912
56,950	True Religion Apparel, Inc.	1,447,669
87,050	Vera Bradley, Inc.*^	2,184,955

		9,719,492

Shares or Principal Amount		Fair Value

Common Stocks, continued
Thrifts & Mortgage Finance (2.3%):
130,650	Brookline Bancorp, Inc.	$1,110,525
127,175	Flushing Financial Corp.	1,950,865
104,350	Northwest Bancshares, Inc.	1,266,809
50,575	Ocwen Financial Corp.*	1,749,389

		6,077,588

Tobacco (0.3%):
240,900	Alliance One International, Inc.*	876,876

Trading Companies & Distributors (0.9%):
49,225	United Rentals, Inc.*	2,240,722

Total Common Stocks (Cost $245,062,096)		252,280,812

Securities Held as Collateral for Securities on Loan (13.7%):
$35,859,358	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	35,859,358

Total Securities Held as Collateral for Securities on Loan (Cost $35,859,358)		35,859,358

Unaffiliated Investment Company (3.6%):
9,454,080	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	9,454,080

Total Unaffiliated Investment Company (Cost $9,454,080)		9,454,080

Total Investment Securities (Cost $290,375,534)(c) — 113.7%		297,594,250
Net other assets (liabilities) — (13.7%)		(35,863,289)

Net Assets — 100.0%		$261,730,961

Percentages indicated are based on net assets as of December 31, 2012.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $35,603,549.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(b)	The rate represents the effective yield at December 31, 2012.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Federated Clover Small Value Fund

Schedule of Portfolio Investments, continued

December 31, 2012

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2012:

Country	Percentage
Bermuda	3.5%
Canada	1.2%
Cayman Islands	0.6%
Ireland (Republic of)	0.5%
Luxembourg	0.5%
Netherlands	0.2%
Puerto Rico	0.1%
United States	93.4%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Federated Clover Small Value Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$290,375,534

Investment securities, at value*	$297,594,250
Cash	1,898
Interest and dividends receivable	348,386
Receivable for capital shares issued	5,239
Receivable for expenses paid indirectly	27,009
Receivable for investments sold	953,803
Prepaid expenses	209

Total Assets	298,930,794

Liabilities:
Payable for investments purchased	912,936
Payable for capital shares redeemed	171,592
Payable for collateral received on loaned securities	35,859,358
Manager fees payable	163,166
Administration fees payable	8,869
Distribution fees payable	54,388
Custodian fees payable	3,279
Administrative and compliance services fees payable	1,413
Other accrued liabilities	24,832

Total Liabilities	37,199,833

Net Assets	$261,730,961

Net Assets Consist of:
Capital	$251,659,312
Accumulated net investment income/(loss)	2,163,709
Accumulated net realized gains/(losses) from investment transactions	689,224
Net unrealized appreciation/(depreciation) on investments	7,218,716

Net Assets	$261,730,961

Shares of beneficial interest (unlimited number of shares authorized, no par value)	14,430,448
Net Asset Value (offering and redemption price per share)	$18.14

*	Includes securities on loan of $35,603,549.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$4,267,576
Income from securities lending	128,472
Foreign withholding tax	(583)

Total Investment Income	4,395,465

Expenses:
Manager fees	1,684,905
Administration fees	82,559
Distribution fees	561,635
Custodian fees	12,572
Administrative and compliance services fees	5,906
Trustee fees	12,729
Professional fees	15,587
Shareholder reports	25,922
Other expenses	6,235

Total expenses before reductions	2,408,050
Less expenses paid indirectly	(176,301)

Net expenses	2,231,749

Net Investment Income/(Loss)	2,163,716

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	49,092,905
Change in unrealized appreciation/depreciation on investments	(24,071,883)

Net Realized/Unrealized Gains/(Losses) on Investments	25,021,022

Change in Net Assets Resulting From Operations	$27,184,738

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Federated Clover Small Value Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,163,716	$1,295,498
Net realized gains/(losses) on investment transactions	49,092,905	14,093,276
Change in unrealized appreciation/depreciation on investments	(24,071,883)	(24,528,593)

Change in net assets resulting from operations	27,184,738	(9,139,819)

Dividends to Shareholders:
From net investment income	(1,295,502)	(1,199,892)

Change in net assets resulting from dividends to shareholders	(1,295,502)	(1,199,892)

Capital Transactions:
Proceeds from shares issued	59,281,549	16,322,293
Proceeds from dividends reinvested	1,295,502	1,199,892
Value of shares redeemed	(23,754,974)	(42,468,074)

Change in net assets resulting from capital transactions	36,822,077	(24,945,889)

Change in net assets	62,711,313	(35,285,600)
Net Assets:
Beginning of period	199,019,648	234,305,248

End of period	$261,730,961	$199,019,648

Accumulated net investment income/(loss)	$2,163,709	$1,295,495

Share Transactions:
Shares issued	3,280,233	1,007,140
Dividends reinvested	72,173	82,694
Shares redeemed	(1,393,283)	(2,630,097)

Change in shares	1,959,123	(1,540,263)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Federated Clover Small Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$15.96		$16.72	$13.27	$10.31	$16.47

Investment Activities:
Net Investment Income/(Loss)	0.15		0.11	0.09	0.15	0.18
Net Realized and Unrealized Gains/(Losses) on Investments	2.13		(0.77)	3.48	3.01	(5.47)

Total from Investment Activities	2.28		(0.66)	3.57	3.16	(5.29)

Dividends to Shareholders From:
Net Investment Income	(0.10)		(0.10)	(0.12)	(0.20)	(0.17)
Net Realized Gains	—		—	—	—	(0.70)

Total Dividends	(0.10)		(0.10)	(0.12)	(0.20)	(0.87)

Net Asset Value, End of Period	$18.14		$15.96	$16.72	$13.27	$10.31

Total Return(a)	14.32%		(3.92)%	27.11%	30.61%	(33.73)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$261,731		$199,020	$234,305	$187,475	$181,941
Net Investment Income/(Loss)	0.96%		0.60%	0.59%	0.96%	1.00%
Expenses Before Reductions(b)	1.07%		1.09%	1.08%	1.12%	1.12%
Expenses Net of Reductions	0.99%		1.09%	1.08%	1.12%	1.12%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.07%		1.09%	1.08%	1.12%	1.12%
Portfolio Turnover Rate	156	%(d)	15%	23%	10%	20%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	Effective February 24, 2012, the Subadviser changed from Franklin Advisory Services, LLC to Federated Global Investment Management Corp. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2012 as compared to prior years.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Federated Clover Small Value Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Federated Clover Small Value Fund (formerly AZL Franklin Small Cap Value Fund) (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Federated Clover Small Value Fund

Notes to the Financial Statements, continued

December 31, 2012

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $19 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $12,819 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Federated Clover Small Value Fund

Notes to the Financial Statements, continued

December 31, 2012

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement, effective February 24, 2012 between the Manager, Federated Global Investment Management Corp. (“Federated”), and the Trust, Federated provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to February 24, 2012 the Fund was subadvised by Franklin Advisory Services, LLC. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Federated Clover Small Value Fund

Notes to the Financial Statements, continued

December 31, 2012

capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Federated Clover Small Value Fund	0.75%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2012, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $3,311 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Federated Clover Small Value Fund

Notes to the Financial Statements, continued

December 31, 2012

Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Federated Clover Small Value Fund

Notes to the Financial Statements, continued

December 31, 2012

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$252,280,812	$—	$—	$252,280,812
Securities Held as Collateral for Securities on Loan	—	35,859,358	—	35,859,358
Unaffiliated Investment Company	9,454,080	—	—	9,454,080

Total Investment Securities	$261,734,892	$35,859,358	$—	$297,594,250

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Federated Clover Small Value Fund	$373,948,644	$338,951,344

6.	Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $290,973,436. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$18,454,939
Unrealized depreciation	(11,834,125)

Net unrealized appreciation	$6,620,814

During the year ended December 31, 2012, the Fund utilized $47,100,604 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Federated Clover Small Value Fund	$1,295,502	$—	$1,295,502

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Federated Clover Small Value Fund

Notes to the Financial Statements, continued

December 31, 2012

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Federated Clover Small Value Fund	$1,199,892	$—	$1,199,892

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Federated Clover Small Value Fund	$2,163,708	$1,287,127	$6,620,814	$10,071,649

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Federated Clover Small Value Fund (formerly known as AZL Franklin Small Cap Value Fund) (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

21

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

22

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

23

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

25

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

26

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Franklin Templeton Founding Strategy Plus Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 31

Statement of Operations Page 31

Statements of Changes in Net Assets Page 32

Financial Highlights Page 33

Notes to the Financial Statements Page 34

Report of Independent Registered Public Accounting Firm Page 46

Other Federal Income Tax Information Page 47

Other Information Page 48

Approval of Investment Advisory and Subadvisory Agreements Page 49

Information about the Board of Trustees and Officers Page 53

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Franklin Templeton Founding Strategy Plus Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Franklin Templeton Founding Strategy Plus Fund. Franklin Mutual Advisers, LLC serves as Subadviser to the Mutual Shares Strategy, Templeton Global Advisors Limited serves as Subadviser to the Templeton Growth Strategy, and Franklin Advisers Inc. serves as Subadviser to the Franklin Income Strategy and the Templeton Global Bond Strategy.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Franklin Templeton Founding Strategy Plus Fund returned 14.78%. That compared to a 11.37% total return for its benchmark, the Balanced Composite Index, which is comprised of a 60% weighting in the S&P 500 Index1 and a 40% weighting in the Barclays U.S. Aggregate Bond Index2.

The Fund invests in a combination of subportfolios, or strategies, each of which is managed by a Franklin Templeton asset manager. Two of the strategies invest primarily in U.S. and foreign equity securities, one portfolio invests in U.S. stocks and bonds, and the fourth portfolio invests in foreign fixed-income securities. The Fund generally makes equal allocations–approximately 25%–to each of the following four strategies:

•	Franklin Mutual Shares Strategy

•	Templeton Growth Strategy

•	Franklin Income Strategy

•	Templeton Global Bond Strategy

Global stock markets were volatile during the year, with periodic downturns caused in part by concerns about slowing global economic growth, European sovereign debt and U.S. fiscal negotiations. As Europe’s leadership took measures to address the region’s debt crisis, investor attention shifted to the U.S. election and budget negotiations. Despite adversity and uncertainty in 2012, investors seemed to regain confidence in the latter half of the year and U.S. stocks—as well as global developed and emerging market stocks—made solid 12-month gains.

The Fund benefited in absolute terms from its component funds’ equity holdings in the financials, consumer discretionary, industrials and health care sectors, while positions in the energy sector detracted, in aggregate. Geographically, most major regions contributed positively to performance. Holdings in Asia ex-Japan and Europe performed particularly well, although positions in Spain hurt the Fund’s absolute performance.*

In the fixed-income market, low interest rates led many investors to seek the higher yields available among securities at the riskier end of the credit spectrum. That led to relatively strong performance among securities such as corporate bonds, while government issues generally underperformed their higher-risk counterparts.

Bonds in the communications, technology and consumer non-cyclical sectors were leading contributors to the Fund’s absolute performance, while some fixed income positions in the utilities sector lost value.*

The Fund significantly outperformed its composite benchmark. An overweight position in the consumer discretionary sector, especially among shares of media firms, especially boosted performance relative to the benchmark. Stock selection in the financials sector, notably among insurance firms and commercial banks, also supported strong relative performance, as did holdings in airlines and wireless telecommunications services. European shares benefited the Fund’s relative performance as well, as did stock selection in the U.S. and an overweight position in Asia ex-Japan.*

The Fund’s relative performance was hurt by individual stock selection in the consumer staples sector, and in regions such as Spain and Canada.*

Several of the Fund’s underlying funds employed currency positions during the period, to varying effect. The Franklin Mutual Shares Strategy Fund held currency forwards to hedge the currency risk of the Fund’s non-U.S. dollar investments. This hedge had a slight negative impact on the Fund’s performance. The Templeton Global Bond Strategy Fund’s currency positioning in Asia was a significant contributor to the Fund’s performance: Several Asian currencies held by the underlying fund strengthened against the U.S. dollar, while the Japanese yen, in which the underlying fund maintained a short position, weakened against the dollar.*

Although the fund did invest in derivative instruments during the period, they had no significant impact on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]

The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Investors cannot invest directly in an index.

1

AZL® Franklin Templeton Founding Strategy Plus Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation, with income as a secondary goal. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of subportfolios or strategies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

	1 Year	3 Year	Since Inception (10/23/09)
AZL® Franklin Templeton Founding Strategy Plus Fund	14.78%	7.42%	7.78%

S&P 500 Index	16.00%	10.87%	11.47%

Barclays U.S. Aggregate Bond Index	4.22%	6.19%	5.89%

Balanced Composite Index	11.37%	9.46%	9.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Franklin Templeton Founding Strategy Plus Fund	1.14%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager and the Funds have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 60% of the Standard & Poor’s 500 Index (“S&P 500”) and 40% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Expense Examples — (Unaudited)

As a shareholder of the AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$1,093.90	$5.74	1.09%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$1,019.66	$5.53	1.09%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition — (Unaudited)

Investments	Percent of net assets (%)
Common Stocks	56.6
Foreign Bonds	19.5
Corporate Bonds	9.8
Securities Held as Collateral for Securities on Loan	3.7
Yankee Dollars	3.5
Floating Rate Loans	1.4
Unaffiliated Investment Company	1.3
U.S. Treasury Obligations	1.2
Other Investments	1.7

Total Investment Securities	98.7
Net other assets (liabilities)	1.3

Net Assets	100.0

Country	Percent of net assets (%)
United States	48.2
United Kingdom	7.6
Republic of Korea (South)	4.7
France	3.5
Switzerland	3.2
Sweden	2.9
Poland	2.8
Netherlands	2.5
Malaysia	2.4
Ireland (Republic of)	2.4
All other countries	19.8

Net Assets	100.0

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Common Stocks (56.6%):
Aerospace & Defense (0.6%):
87,790	BAE Systems plc	$482,240
1,169	Gencorp, Inc.*^	10,696
13,450	Huntington Ingalls Industries, Inc.	582,923
11,242	Raytheon Co.	647,090
16,510	Thales SA	569,887

		2,292,836

Air Freight & Logistics (0.2%):
2,960	FedEx Corp.	271,491
5,950	United Parcel Service, Inc., Class B	438,694

		710,185

Airlines (0.8%):
101,480	Deutsche Lufthansa AG, Registered Shares	1,907,245
503,880	International Consolidated Airlines Group SA*	1,553,061

		3,460,306

Auto Components (0.3%):
13,761	Compagnie Generale DES Establissements Michelin SCA, Class B	1,304,435

Automobiles (0.9%):
39,811	General Motors Co.*	1,147,751
243,000	Mazda Motor Corp.*	496,298
85,500	Nissan Motor Co., Ltd.	811,659
24,700	Toyota Motor Corp.	1,153,111

		3,608,819

Beverages (0.8%):
23,396	Coca-Cola Enterprises, Inc.	742,355
10,000	Diageo plc	291,079
17,501	Dr Pepper Snapple Group, Inc.	773,194
6,620	PepsiCo, Inc.	453,007
9,656	Pernod Ricard SA	1,135,289

		3,394,924

Biotechnology (0.5%):
20,530	Amgen, Inc.	1,772,150
305	Prothena Corp. plc*	2,235
197,140	Savient Pharmaceuticals, Inc.*^	206,997

		1,981,382

Building Products (0.2%):
23,306	Owens Corning, Inc.*	862,089

Capital Markets (1.3%):
13,620	Bank of New York Mellon Corp. (The)	350,034
2,000	BlackRock, Inc.	413,420

Shares		Fair Value

Common Stocks, continued
Capital Markets, continued
54,060	Credit Suisse Group AG, Registered Shares	$1,356,809
116,417	Morgan Stanley	2,225,893
61,430	UBS AG, Registered Shares	966,323

		5,312,479

Chemicals (1.2%):
19,737	Akzo Nobel NV	1,302,238
18,196	Akzo Nobel NV*(a) (b)	—
45,510	Dow Chemical Co. (The)	1,470,884
17,620	E.I. du Pont de Nemours & Co.	792,371
3,954	Linde AG	689,458
15,000	LyondellBasell Industries NV, Class A	856,350

		5,111,301

Commercial Banks (3.8%):
46,750	Barclays plc	201,853
23,990	BNP Paribas SA	1,352,096
14,922	CIT Group, Inc.*	576,586
5,306	Commonwealth Bank of Australia	344,579
117,280	Credit Agricole SA*	952,099
51,000	DBS Group Holdings, Ltd.	624,487
129,092	HSBC Holdings plc	1,368,872
8,000	ICICI Bank, Ltd., ADR	348,880
583,170	Intesa Sanpaolo	1,008,772
36,077	KB Financial Group, Inc.*	1,287,392
5,000	M&T Bank Corp.	492,350
30,462	PNC Financial Services Group, Inc.	1,776,239
15,800	SunTrust Banks, Inc.	447,930
228,771	UniCredit SpA*	1,129,563
95,351	Wells Fargo & Co.	3,259,097

		15,170,795

Commercial Services & Supplies (0.2%):
68,590	Rentokil Initial plc	108,782
7,480	Republic Services, Inc.	219,388
16,210	Waste Management, Inc.	546,926

		875,096

Communications Equipment (1.2%):
69,760	Brocade Communications Systems, Inc.*	371,821
159,479	Cisco Systems, Inc.	3,133,762
22,410	Research In Motion, Ltd.*^	266,231
106,830	Telefonaktiebolaget LM Ericsson, B Shares	1,075,012

		4,846,826

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Computers & Peripherals (0.5%):
50,710	Dell, Inc.	$513,692
106,570	Hewlett-Packard Co.	1,518,623

		2,032,315

Construction & Engineering (0.0%):
16,150	Carillion plc	84,692

Construction Materials (0.3%):
65,571	CRH plc	1,360,501

Consumer Finance (0.2%):
16,300	American Express Co.	936,924

Diversified Financial Services (2.4%):
116,840	Bank of America Corp.	1,355,344
1,251	Bond Street Holdings LLC, Class A*^	23,144
65,800	Citigroup, Inc.	2,603,047
230,108	ING Groep NV*^	2,200,203
68,150	JPMorgan Chase & Co.	2,996,555
18,060	NYSE Euronext	569,612

		9,747,905

Diversified Telecommunication Services (1.3%):
25,820	AT&T, Inc.	870,392
4,000	CenturyLink, Inc.	156,480
12,890	China Telecom Corp., Ltd., ADR^	732,797
40,700	France Telecom SA	455,731
50,000	Frontier Communications Corp.^	214,000
402,520	Singapore Telecommunications, Ltd.	1,094,989
42,208	Telefonica SA	573,066
84,310	Telstra Corp., Ltd.	383,981
39,471	Vivendi	888,773

		5,370,209

Electric Utilities (1.8%):
15,930	American Electric Power Co., Inc.	679,892
20,167	Duke Energy Corp.	1,286,654
13,242	Entergy Corp.	844,177
53,139	Exelon Corp.	1,580,353
14,000	FirstEnergy Corp.	584,640
11,750	NextEra Energy, Inc.	812,983
22,920	PPL Corp.	656,200
9,722	Prime ATET&D Holdings No. 1 Pty., Ltd.*(a)	–
18,270	Southern Co. (The)	782,139

		7,227,038

Electrical Equipment (0.4%):
33,180	Alstom SA	1,359,462
101,615	Dongfang Electric Corp., Ltd., H Shares	208,903

Shares		Fair Value

Common Stocks, continued
Electrical Equipment, continued
2,210	Rockwell Automation, Inc.	$185,618

		1,753,983

Electronic Equipment, Instruments & Components (0.4%):
41,590	Flextronics International, Ltd.*	258,274
37,721	TE Connectivity, Ltd.	1,400,204

		1,658,478

Energy Equipment & Services (1.8%):
58,421	Baker Hughes, Inc.	2,385,914
9,046	Ensco plc, Class A, ADR	536,247
59,280	Halliburton Co.	2,056,423
29,580	Noble Corp.	1,029,976
3,000	Schlumberger, Ltd.	207,870
22,454	Transocean, Ltd.	1,002,571
6,000	Weatherford International, Ltd.*	67,140

		7,286,141

Food & Staples Retailing (2.0%):
74,125	CVS Caremark Corp.	3,583,944
56,905	Kroger Co. (The)	1,480,668
23,540	Safeway, Inc.^	425,839
238,470	Tesco plc	1,309,785
27,920	Walgreen Co.	1,033,319
8,006	Wal-Mart Stores, Inc.	546,249

		8,379,804

Food Products (0.6%):
25,676	General Mills, Inc.	1,037,567
7,989	Kraft Foods Group, Inc., Class A	363,260
42,065	Mondelez International, Inc., Class A	1,071,396

		2,472,223

Gas Utilities (0.0%):
2,870	AGL Resources, Inc.	114,714

Health Care Equipment & Supplies (1.0%):
117,389	Boston Scientific Corp.*	672,639
72,034	Medtronic, Inc.	2,954,835
7,272	Stryker Corp.	398,651

		4,026,125

Health Care Providers & Services (0.7%):
30,056	CIGNA Corp.	1,606,794
2,622	Community Health Systems, Inc.	80,600
5,440	Quest Diagnostics, Inc.	316,989
12,420	WellPoint, Inc.	756,626

		2,761,009

Household Durables (0.1%):
18,737	Persimmon plc	247,406

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Independent Power Producers & Energy Traders (0.2%):
15,370	Dynegy, Inc.*^	$294,028
30,629	NRG Energy, Inc.	704,161

		998,189

Industrial Conglomerates (1.2%):
108,120	General Electric Co.	2,269,439
50,410	Koninklijke Philips Electronics NV	1,352,261
10,510	Siemens AG, Registered Shares	1,142,198

		4,763,898

Insurance (3.0%):
20,777	ACE, Ltd.	1,658,004
3,323	Alleghany Corp.*	1,114,601
70,006	American International Group, Inc.*	2,471,212
210,837	Aviva plc	1,272,580
63,383	AXA SA	1,146,339
3,604	CNO Financial Group, Inc.	33,625
34,020	MetLife, Inc.	1,120,619
5,680	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	1,019,692
19,114	QBE Insurance Group, Ltd.	218,718
16,200	Swiss Re AG	1,182,668
980	White Mountains Insurance Group, Ltd.	504,700
2,721	Zurich Insurance Group AG	727,772

		12,470,530

Internet Software & Services (0.2%):
1,324	Google, Inc., Class A*	939,206

Life Sciences Tools & Services (0.0%):
3,100	Lonza Group AG, Registered Shares	167,717

Machinery (0.5%):
1,650	Caterpillar, Inc.	147,807
3,788	Federal Signal Corp.*	28,827
30,966	Navistar International Corp.*^	674,130
21,216	Oshkosh Corp.*	629,054
10,135	Stanley Black & Decker, Inc.	749,686

		2,229,504

Marine (0.3%):
161	A.P. Moller—Maersk A/S, Class B	1,232,540

Media (3.6%):
78,472	British Sky Broadcasting Group plc	980,110
32,831	CBS Corp., Class B	1,249,220

Shares		Fair Value

Common Stocks, continued
Media, continued
56,742	Comcast Corp., Special Class A	$2,039,874
3,910	Comcast Corp., Class A	146,156
34,440	News Corp., Class A	879,598
75,244	News Corp., Class B	1,974,403
51,150	Reed Elsevier NV	757,752
130,760	Reed Elsevier plc	1,372,750
35,018	Time Warner Cable, Inc.	3,403,398
20,910	Time Warner, Inc.	1,000,125
11,320	Viacom, Inc., Class B	597,017
7,300	Walt Disney Co. (The)	363,467

		14,763,870

Metals & Mining (1.0%):
3,000	AngloGold Ashanti, Ltd., ADR	94,110
10,000	Barrick Gold Corp.	350,100
25,040	BHP Billiton plc	879,755
6,500	Freeport-McMoRan Copper & Gold, Inc.	222,300
11,380	Newmont Mining Corp.	528,487
1,628	POSCO	532,368
10,700	Rio Tinto plc, Registered Shares, ADR^	621,563
30,684	ThyssenKrupp AG	720,878

		3,949,561

Multiline Retail (0.6%):
18,240	Kohl’s Corp.	783,955
123,530	Marks & Spencer Group plc	770,052
14,770	Target Corp.	873,941

		2,427,948
Multi-Utilities (1.2%):
17,270	Dominion Resources, Inc.	894,586
25,140	GDF Suez	517,924
28,020	PG&E Corp.	1,125,843
22,060	Public Service Enterprise Group, Inc.	675,036
11,070	Sempra Energy	785,306
3,650	TECO Energy, Inc.	61,174
27,390	Xcel Energy, Inc.	731,587

		4,791,456

Office Electronics (0.3%):
41,100	Konica Minolta Holdings, Inc.	296,155
140,363	Xerox Corp.	957,276

		1,253,431

Oil, Gas & Consumable Fuels (6.3%):
15,000	Alpha Natural Resources, Inc.*^	146,100
4,470	Anadarko Petroleum Corp.	332,166
16,820	Apache Corp.	1,320,369

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
263,741	BP plc	$1,827,110
18,160	BP plc, ADR	756,182
39,300	Canadian Oil Sands, Ltd.	797,145
64,980	Chesapeake Energy Corp.^	1,079,968
15,440	Chevron Corp.	1,669,681
8,650	ConocoPhillips	501,614
37,830	CONSOL Energy, Inc.	1,214,343
5,000	Devon Energy Corp.	260,200
40,858	Eni SpA	1,007,834
10,000	Exxon Mobil Corp.	865,500
44,770	Galp Energia SGPS SA, B Shares	695,424
67,218	Marathon Oil Corp.	2,060,903
3,626	Marathon Petroleum Corp.	228,438
13,840	Murphy Oil Corp.	824,172
41,510	Nexen, Inc.	1,118,279
59,740	OAO Gazprom, GDR	581,270
12,010	Peabody Energy Corp.	319,586
12,990	Petroleo Brasileiro SA, ADR	250,707
22,340	Plains Exploration & Production Co.*	1,048,640
360	Royal Dutch Shell plc, A Shares	12,718
28,988	Royal Dutch Shell plc, B Shares	1,025,792
16,640	Royal Dutch Shell plc, ADR	1,147,328
52,737	Royal Dutch Shell plc, A Shares	1,813,005
3,300	Spectra Energy Corp.	90,354
109,600	Talisman Energy, Inc.	1,239,944
26,130	Total SA	1,352,271
5,600	Total SA, ADR	291,256
7,728	WPX Energy, Inc.*	114,993

		25,993,292

Paper & Forest Products (0.7%):
4,354	Domtar Corp.	363,646
43,264	International Paper Co.	1,723,638
28,239	MeadWestvaco Corp.	899,977

		2,987,261

Personal Products (0.2%):
46,360	Avon Products, Inc.	665,730

Pharmaceuticals (4.9%):
5,970	Abbott Laboratories	391,035
16,300	Elan Corp. plc, ADR	166,423
9,303	Eli Lilly & Co.	458,824
7,260	Forest Laboratories, Inc.*	256,423
51,860	GlaxoSmithKline plc	1,125,785
13,897	Hospira, Inc.*	434,142
15,000	Johnson & Johnson Co.	1,051,500
141,994	Merck & Co., Inc.	5,813,233
8,050	Merck KGaA	1,061,980

Shares		Fair Value

Common Stocks, continued
Pharmaceuticals, continued
134,282	Pfizer, Inc.	$3,367,793
14,550	Roche Holding AG	2,965,008
15,000	Sanofi, ADR	710,700
15,720	Sanofi	1,490,640
14,760	Teva Pharmaceutical Industries, Ltd., ADR	551,138

		19,844,624

Professional Services (0.4%):
1,970	Adecco SA, Registered Shares	104,450
24,750	Hays plc	33,240
38,525	Randstad Holding NV^	1,421,954

		1,559,644

Real Estate Investment Trusts (REITs) (0.1%):
376	Alexander’s, Inc.	124,381
28,600	Westfield Retail Trust	89,990

		214,371

Real Estate Management & Development (0.2%):
13,131	Canary Wharf Group plc*(a)	49,769
22,000	Cheung Kong Holdings, Ltd.	340,546
3,700	Forestar Group, Inc.*	64,121
1,946	Realogy Holdings Corp.(a) (c)	77,571
933	Realogy Holdings Corp.*	39,149
8,240	Swire Pacific, Ltd., Class A	102,401
5,768	Swire Properties, Ltd.	19,398

		692,955

Semiconductors & Semiconductor Equipment (0.9%):
47,210	Intel Corp.	973,942
1,053	Samsung Electronics Co., Ltd.	1,507,256
205,000	Taiwan Semiconductor Manufacturing Co., Ltd.	686,141
10,240	Texas Instruments, Inc.	316,826

		3,484,165

Software (1.7%):
133,712	Microsoft Corp.(d)	3,574,122
6,417	Nintendo Co., Ltd.	684,814
25,570	Oracle Corp.	851,992
12,060	SAP AG	965,975
48,422	Symantec Corp.*	910,818

		6,987,721

Specialty Retail (0.3%):
4,890	Home Depot, Inc. (The)	302,447
235,580	Kingfisher plc	1,087,946

		1,390,393

Textiles, Apparel & Luxury Goods (0.0%):
394	Compagnie Financiere Richemont SA, Bearer Shares, Class A	31,514

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Tobacco (1.7%):
34,078	Altria Group, Inc.	$1,070,731
42,255	British American Tobacco plc	2,140,725
47,118	Imperial Tobacco Group plc	1,819,168
9,460	Lorillard, Inc.	1,103,698
7,967	Philip Morris International, Inc.	666,360

		6,800,682

Trading Companies & Distributors (0.0%):
15,900	ITOCHU Corp.	167,867

Wireless Telecommunication Services (1.6%):
38,500	China Mobile, Ltd.	450,998
4,760	SK Telecom Co., Ltd., ADR	75,351
235,140	Sprint Nextel Corp.*	1,333,244
70,000	Turkcell Iletisim Hizmetleri AS, ADR*	1,129,800
1,365,809	Vodafone Group plc	3,434,286

		6,423,679

Total Common Stocks (Cost $214,696,470)		231,622,688

Preferred Stocks (0.3%):
Commercial Banks (0.2%):
25,000	Credit Suisse, NY	314,500
5,000	JPMorgan Chase & Co.(e)	213,650
6,800	GMAC Capital Trust I, Series 2, Preferred Shares	181,220

		709,370

Metals & Mining (0.1%):
10,480	Vale SA, Preferred Shares, ADR	212,744

Total Preferred Stocks (Cost $983,697)		922,114

Convertible Preferred Stocks (0.6%):
Automobiles (0.1%):
6,000	General Motors Co., Series B, 4.75%^	264,780

Commercial Banks (0.0%):
116	Wells Fargo & Co., Series L, Class A, 7.50%	142,100

Diversified Financial Services (0.3%):
800	Bank of America Corp., Series L, 6.00%	908,000

Insurance (0.0%):
4,200	MetLife, Inc., 5.00%	186,774

Metals & Mining (0.1%):
7,000	AngloGold Ashanti Holdings plc, 6.00%	261,590

Oil, Gas & Consumable Fuels (0.1%):
100	Chesapeake Energy Corp., Series A, 5.75%(e)	88,813
3,500	SandRidge Energy, Inc., 7.00%	359,187

		448,000

Shares or Principal Amount		Fair Value

Convertible Preferred Stocks, continued
Real Estate Investment Trusts (REITs) (0.0%):
2,500	FelCor Lodging Trust, Inc., Series A	$61,016

Total Convertible Preferred Stocks (Cost $2,111,882)		2,272,260

Convertible Bonds (0.8%):
Automobiles (0.5%):
$1,500,000	Volkswagen International Finance NV, 5.50%, 11/9/15(e)	2,179,196

Construction Materials (0.2%):
455,000	Cemex SAB de C.V., 3.25%, 3/15/16	515,856
300,000	Cemex SAB de C.V., 3.75%, 3/15/18	340,875

		856,731

Real Estate Management & Development (0.1%):
251,000	Forest City Enterprises, Inc., 4.25%, 8/15/18	264,021

Total Convertible Bonds (Cost $2,927,341)		3,299,948

Floating Rate Loans (1.4%):
Automobiles (0.2%):
691,250	Chrysler Group LLC, Tranche B Term Loan, 6.00%, 5/24/17(f)	704,881

Electric Utilities (0.3%):
1,606,986	Texas Competitive Electric Holdings Co. LLC, 4.75%, 10/10/17(f)	1,067,505

Independent Power Producers & Energy Traders (0.2%):
302,750	Dynegy Midwest Generation LLC, Term Loan B, 9.25%, 8/4/16(f)	314,318
495,773	Dynegy Power LLC, Term Loan, 9.25%, 8/4/16(f)	517,463

		831,781

Machinery (0.2%):
700,000	Navistar International Corp., 7.00%, 8/17/17(e) (f)	701,750

Media (0.4%):
41,672	Clear Channel Communications, Inc., Tranche C, 3.86%, 1/19/16(f)	33,525
308,957	Clear Channel Communications, Inc., Delayed Draw Term, 3.86%, 1/29/16(f)	254,648

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Floating Rate Loans, continued
Media, continued
$1,000,000	Cumulus Media Holdings, Inc., 2nd Lien Term Loan, 7.50%, 9/16/18(f)	$1,028,750
33,000	Tribune Co., 6/4/14(f)	27,349
528,000	Tribune Co., Tranche B Term, 6/4/14(f)	437,802

		1,782,074

Real Estate Investment Trusts (REITs) (0.0%):
90,494	iStar Financial, Inc., 5.75%, 10/15/17(f)	91,098

Software (0.1%):
490,523	Sophia LP / Sophia Finance, Inc., 6.25%, 7/31/18(f)	495,796

Total Floating Rate Loans (Cost $5,805,894)		5,674,885

Collateralized Mortgage Obligations (0.1%):
457,741	Banc of America Large Loan, Inc., Series 2010, Class HLTN, 2.51%, 11/15/13(e) (f)	456,798

Total Collateralized Mortgage Obligations (Cost $439,086)		456,798

Corporate Bonds (9.7%):
Airlines (0.2%):
16,299	American Airlines Pass-Through Trust, Series 2009-1A, 10.38%, 1/2/21	17,277
65,809	American Airlines Pass-Through Trust, Series A, 8.63%, 4/15/23	68,277
538,000	American Airlines, Inc., 7.50%, 3/15/16, Callable 3/15/13 @ 105.62(e) (g)	579,695
6,301	American Airlines, Inc., Series 2009-2, 13.00%, 8/1/16	6,648

		671,897

Auto Components (0.1%):
300,000	Goodyear Tire & Rubber Co., 8.25%, 8/15/20, Callable 8/15/15 @ 104.13	329,250

Automobiles (0.2%):
200,000	Chrysler GP / Chrysler CG Co. Issuer, 8.00%, 6/15/19, Callable 6/15/15 @ 104^	218,000

Principal Amount		Fair Value

Corporate Bonds, continued
Automobiles, continued
$400,000	Chrysler GP / Chrysler CG Co. Issuer, 8.25%, 6/15/21, Callable 6/15/15 @ 104.13^	$440,000

		658,000

Beverages (0.1%):
250,000	Innovation Ventures LLC/Innovation Ventures Finance Corp., 9.50%, 8/15/19, Callable 8/15/15 @ 107.12(e)	235,000

Capital Markets (0.1%):
500,000	E*TRADE Financial Corp., 6.00%, 11/15/17, Callable 11/15/14 @ 103	511,250

Chemicals (0.0%):
100,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.88%, 2/1/18, Callable 2/1/14 @ 104.44	102,750

Commercial Banks (0.1%):
250,000	JPMorgan Chase & Co., Series 1, 7.90%, 4/29/49, Callable 4/30/18 @ 100(f)	283,253

Communications Equipment (0.1%):
500,000	ViaSat, Inc., 6.88%, 6/15/20, Callable 6/15/16 @ 103.44	522,500

Containers & Packaging (0.0%):
50,000	Berry Plastics Corp., 9.75%, 1/15/21, Callable 1/15/16 @ 104.88^	57,625

Diversified Consumer Services (0.1%):
500,000	Laureate Education, Inc., 9.25%, 9/1/19, Callable 9/1/15 @ 106.94(e)	522,500

Electronic Equipment, Instruments & Components (0.1%):
500,000	Sanmina-SCI Corp., 7.00%, 5/15/19, Callable 5/15/14 @ 105.25(e)	510,000

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Corporate Bonds, continued
Food & Staples Retailing (0.2%):
$100,000	Dean Foods Co., 9.75%, 12/15/18, Callable 12/15/14 @ 104.88	$115,000
300,000	JBS USA LLC / JBS USA Finance Corp., 8.25%, 2/1/20, Callable 2/1/15 @ 106.19(e)	317,999
161,000	JBS USA LLC / JBS USA Finance Corp., 7.25%, 6/1/21, Callable 6/1/15 @ 105.44(e)	161,403
135,000	SuperValu, Inc., 8.00%, 5/1/16^	128,588
200,000	US Foods, Inc., 8.50%, 6/30/19, Callable 6/30/14 @ 106.38(e)	204,000

		926,990

Food Products (0.2%):
368,000	Del Monte Corp., 7.63%, 2/15/19, Callable 2/15/14 @ 103.81	383,640
300,000	Smithfield Foods, Inc., 6.63%, 8/15/22, Callable 8/15/17 @ 103.31	331,500

		715,140

Health Care Providers & Services (0.6%):
399,000	HCA, Inc., 6.50%, 2/15/16	433,913
800,000	HCA, Inc., 7.50%, 2/15/22	916,000
500,000	Tenet Healthcare Corp., 9.25%, 2/1/15	561,250
50,000	Vanguard Health Holding LLC/Vanguard Health Holding, Inc., 8.00%, 2/1/18, Callable 2/1/14 @ 104	51,750
300,000	Vanguard Health Holding LLC/Vanguard Health Holding, Inc., 7.75%, 2/1/19, Callable 2/1/14 @ 105.81	310,500

		2,273,413

Hotels, Restaurants & Leisure (0.7%):
500,000	Caesars Operating Escrow LLC, 9.00%, 2/15/20, Callable 2/15/16 @ 104.5(e)	500,000

Principal Amount		Fair Value

Corporate Bonds, continued
Hotels, Restaurants & Leisure, continued
$100,000	CityCenter Holdings LLC/CityCenter Finance Corp., 7.63%, 1/15/16, Callable 1/15/14 @ 103.81	$107,000
472,185	CityCenter Holdings LLC/CityCenter Finance Corp., PIK, 10.75%, 1/15/17, Callable 1/15/14 @ 105.38	512,321
500,000	ClubCorp Club Operations, Inc., 10.00%, 12/1/18, Callable 12/1/14 @ 105	556,250
500,000	Landry’s, Inc., 9.38%, 5/1/20, Callable 5/1/15 @ 107.03(e)	527,500
500,000	MGM Resorts International, 10.00%, 11/1/16	578,750
200,000	MGM Resorts International, 6.75%, 10/1/20(e)	204,250

		2,986,071

Household Products (0.4%):
300,000	Reynolds Group Issuer LLC/Reynolds Group Issuer, Inc., 7.88%, 8/15/19, Callable 8/15/15 @ 103.94	333,750
200,000	Reynolds Group Issuer LLC/Reynolds Group Issuer, Inc., 9.88%, 8/15/19, Callable 8/15/15 @ 104.94	214,000
500,000	Reynolds Group Issuer LLC/Reynolds Group Issuer, Inc., 5.75%, 10/15/20, Callable 10/15/15 @ 104.31(e)	516,250
600,000	Reynolds Group Issuer LLC/Reynolds Group Issuer, Inc., 8.25%, 2/15/21, Callable 2/15/16 @ 104.13	609,000

		1,673,000

Independent Power Producers & Energy Traders (0.9%):
180,000	Calpine Corp., 7.88%, 7/31/20, Callable 7/31/15 @ 103.94(e)	202,050

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Corporate Bonds, continued
Independent Power Producers & Energy Traders, continued
$224,000	Calpine Corp., 7.50%, 2/15/21, Callable 11/1/15 @ 103.75(e)	$247,520
450,000	Calpine Corp., 7.88%, 1/15/23, Callable 1/15/17 @ 103.94(e)	508,499
410,000	Dynegy Holdings, Inc., 7.50%, 6/1/15(a) (c)	—
50,000	Dynegy Holdings, Inc., 8.38%, 5/1/16(a) (c)	—
170,000	Dynegy Holdings, Inc., 7.75%, 6/1/19(a) (c)	—
293,000	Energy Future Intermediate Holding Co. LLC / Energy Future Finance Corp., 11.75%, 3/1/22, Callable 3/1/17 @ 105.88(e)	325,230
245,000	Genon Energy, Inc., 7.63%, 6/15/14	261,538
115,000	RRI Energy, Inc., 7.88%, 6/15/17	127,075
1,312,000	Texas Competitive Electric Holdings Co. LLC, Series A, 10.25%, 11/1/15, Callable 2/11/13 @ 102.56(g)	380,480
1,906,000	Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/1/20, Callable 4/1/16 @ 105.75^(e)	1,491,444
14,002	Texas Competitive Electric Holdings Co. LLC, PIK, 10.50%, 11/1/16, Callable 2/11/13 @ 105.25(g)	2,748

		3,546,584

IT Services (0.0%):
200,000	SRA International, Inc., 11.00%, 10/1/19, Callable 10/1/15 @ 105.5	204,000

Machinery (0.2%):
245,000	Aviation Capital Group Corp., 6.75%, 4/6/21(e)	253,257
400,000	Navistar International Corp., 8.25%, 11/1/21, Callable 11/1/14 @ 104.13^	386,000

Principal Amount		Fair Value

Corporate Bonds, continued
Machinery, continued
$100,000	RBS Global & Rexnord Corp., 8.50%, 5/1/18, Callable 5/1/14 @ 104.25	$108,375

		747,632

Media (1.2%):
325,000	Cablevision Systems Corp., 8.63%, 9/15/17	379,031
100,000	Cablevision Systems Corp., 7.75%, 4/15/18	111,250
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19, Callable 1/15/14 @ 105.25	1,078,749
500,000	CCO Holdings LLC/CCO Holdings Capital Corp., 6.50%, 4/30/21, Callable 4/30/15 @ 104.88	539,375
1,009,000	Clear Channel Communications, Inc., 9.00%, 12/15/19, Callable 7/15/15 @ 104.5(e)	923,235
800,000	Clear Channel Communications, Inc., 9.00%, 3/1/21, Callable 3/1/16 @ 104.5	712,432
112,000	Clear Channel Communications, Inc., PIK, 11.00%, 8/1/16, Callable 2/11/13 @ 105.5	84,840
900,000	CSC Holdings LLC, 6.75%, 11/15/21(e)	997,875
200,000	Visant Corp., 10.00%, 10/1/17, Callable 10/1/13 @ 107.5	179,500

		5,006,287

Metals & Mining (0.2%):
500,000	Dynacast International LLC/Dynacast Finance, Inc., 9.25%, 7/15/19, Callable 7/15/15 @ 104.63	535,000
500,000	Molycorp, Inc., 10.00%, 6/1/20, Callable 6/1/16 @ 105^(e)	465,000

		1,000,000

Multi-Utilities (0.0%):
41,000	Energy Future Intermediate Holding Co. LLC/Energy Future Finance Corp., 11.00%, 10/1/21, Callable 5/15/16 @ 105.5	44,280

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Corporate Bonds, continued
Office Electronics (0.1%):
$216,000	CDW LLC / CDW Finance Corp., 12.54%, 10/12/17, Callable 2/11/13 @ 106.27	$230,850

Oil, Gas & Consumable Fuels (1.8%):
100,000	Antero Resources Finance Corp., 9.38%, 12/1/17, Callable 12/1/13 @ 104.69	109,750
300,000	Antero Resources Finance Corp., 7.25%, 8/1/19, Callable 8/1/14 @ 105.44	327,000
250,000	Arch Coal, Inc., 7.00%, 6/15/19, Callable 6/15/15 @ 103.5^	232,500
750,000	Arch Coal, Inc., 7.25%, 6/15/21, Callable 6/15/16 @ 103.63^	691,875
500,000	Bill Barrett Corp., 7.00%, 10/15/22, Callable 10/15/17 @ 103.5	515,000
345,000	Chesapeake Energy Corp., 6.50%, 8/15/17^	374,325
200,000	Chesapeake Energy Corp., 6.88%, 8/15/18, Callable 8/15/13 @ 105.16	211,000
200,000	Chesapeake Energy Corp., 7.25%, 12/15/18	218,000
350,000	Chesapeake Energy Corp., 6.78%, 3/15/19, Callable 2/11/13 @ 100	350,438
500,000	Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17, Callable 12/15/14 @ 104.63	571,250
500,000	EP Energy/EP Finance, Inc., 9.38%, 5/1/20, Callable 5/1/16 @ 104.69	563,750
400,000	EXCO Resources, Inc., 7.50%, 9/15/18, Callable 9/15/14 @ 103.75	388,000
500,000	Halcon Resources Corp., 9.75%, 7/15/20, Callable 7/15/16 @ 104.88(e)	540,000
100,000	Linn Energy LLC/Linn Energy Finance Corp., 8.63%, 4/15/20, Callable 4/15/15 @ 104.31	109,000
100,000	Peabody Energy Corp., 6.25%, 11/15/21	106,250

Principal Amount		Fair Value

Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$900,000	Samson Investment Co., 9.75%, 2/15/20, Callable 2/15/16 @ 104.88(e)	$951,749
65,000	SandRidge Energy, Inc., 8.00%, 6/1/18, Callable 6/1/13 @ 104(e)	68,900
500,000	SandRidge Energy, Inc., 8.75%, 1/15/20, Callable 1/15/15 @ 104.38	547,500
400,000	W&T Offshore, Inc., 8.50%, 6/15/19, Callable 6/15/15 @ 104.25	430,000

		7,306,287

Pharmaceuticals (0.0%):
100,000	Grifols, Inc., 8.25%, 2/1/18, Callable 2/1/14 @ 106.19	110,125

Professional Services (0.0%):
100,000	United Rentals (North America), Inc., 8.38%, 9/15/20, Callable 9/15/15 @ 104.19^	110,750

Real Estate Investment Trusts (REITs) (0.0%):
7,427	iStar Financial, Inc., 5.25%, 3/19/16(f)	7,482
53,000	iStar Financial, Inc., 7.00%, 3/19/17(f)	55,518

		63,000

Real Estate Management & Development (0.0%):
48,000	Realogy Corp., 11.50%, 4/15/17, Callable 4/15/13 @ 105.75	51,960
39,000	Realogy Corp., 7.88%, 2/15/19, Callable 2/15/15 @ 103.94(e)	42,510
10,000	Realogy Corp., 9.00%, 1/15/20, Callable 1/15/16 @ 104.5^(e)	11,500

		105,970

Semiconductors & Semiconductor Equipment (0.3%):
271,000	Freescale Semiconductor, Inc., 9.25%, 4/15/18, Callable 4/15/14 @ 104.63(e)	296,068
510,000	Freescale Semiconductor, Inc., 8.05%, 2/1/20, Callable 6/1/15 @ 104.03	507,450
480,000	Freescale Semiconductor, Inc., 10.75%, 8/1/20, Callable 8/1/15 @ 105.38	514,800

		1,318,318

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Corporate Bonds, continued
Software (0.7%):
$208,808	First Data Corp., 10.55%, 9/24/15, Callable 2/11/13 @ 102.64	$213,767
1,047,000	First Data Corp., 11.25%, 3/31/16, Callable 2/11/13 @ 102.81	1,026,060
600,000	First Data Corp., 12.63%, 1/15/21, Callable 1/15/16 @ 112.62	631,500
389,000	First Data Corp., 8.25%, 1/15/21, Callable 1/15/16 @ 104.13(e)	389,000
105,000	First Data Corp., PIK, 9.88%, 9/24/15, Callable 2/11/13 @ 102.47^	107,100
141,000	First Data Corp., PIK, 8.75%, 1/15/22, Callable 1/15/16 @ 104.38(e)	144,173
200,000	Infor (US), Inc., 9.38%, 4/1/19, Callable 4/1/15 @ 107.03	224,500

		2,736,100

Specialty Retail (0.1%):
400,000	Academy, Ltd., 9.25%, 8/1/19, Callable 8/1/14 @ 106.94(e)	444,000

Thrifts & Mortgage Finance (0.2%):
900,000	Nuveen Investments, Inc., 9.50%, 10/15/20, Callable 10/15/16 @ 104.75(e)	895,500

Trading Companies & Distributors (0.1%):
500,000	HD Supply, Inc., 8.13%, 4/15/19, Callable 4/15/15 @ 106.09(e)	570,000

Wireless Telecommunication Services (0.7%):
100,000	CommScope, Inc., 8.25%, 1/15/19, Callable 1/15/15 @ 104.13(e)	109,500
500,000	Cricket Communications, Inc., 7.75%, 10/15/20, Callable 10/15/15 @ 103.88^	510,000
100,000	Frontier Communications Corp., 8.50%, 4/15/20	115,000
700,000	Sprint Nextel Corp., 9.13%, 3/1/17	824,250
500,000	Sprint Nextel Corp., 9.00%, 11/15/18(e)	617,500

Principal Amount		Fair Value

Corporate Bonds, continued
Wireless Telecommunication Services, continued
$500,000	Sprint Nextel Corp., 11.50%, 11/15/21	$680,000

		2,856,250

Total Corporate Bonds (Cost $38,267,538)		40,274,572

Foreign Bonds (19.5%):
Chemicals (0.2%):
100,000	Kerling plc, 10.63%, 2/1/17, Callable 2/1/14 @ 105.31+(e)	126,701
450,000	Kinove German Bondco GmbH, 10.00%, 6/15/18, Callable 6/15/14 @ 107.5+(e)	656,271

		782,972

Commercial Banks (1.3%):
354,000	Bank Negara Monetary Notes, Series 0212, 2.82%, 1/10/13+	115,741
445,000	Bank Negara Monetary Notes, Series 2212, 2.86%, 1/15/13+	145,433
365,000	Bank Negara Monetary Notes, Series 0512, 2.84%, 1/17/13+	119,268
10,000	Bank Negara Monetary Notes, Series 5312, 2.85%, 1/22/13+	3,266
465,000	Bank Negara Monetary Notes, Series 1112, 2.84%, 2/19/13+	151,535
590,000	Bank Negara Monetary Notes, Series 1412, 2.82%, 2/26/13+	192,121
50,000	Bank Negara Monetary Notes, Series 6512, 2.84%, 3/7/13+	16,269
35,000	Bank Negara Monetary Notes, Series 6812, 2.96%, 3/12/13+	11,384
230,000	Bank Negara Monetary Notes, Series 6912, 2.90%, 3/14/13+	74,790
200,000	Bank Negara Monetary Notes, Series 3912, 2.86%, 5/2/13+	64,776
240,000	Bank Negara Monetary Notes, Series 8712, 2.94%, 5/14/13+	77,669

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Foreign Bonds, continued
Commercial Banks, continued
$2,300,000	Bank Negara Monetary Notes, Series 4512, 2.90%, 5/23/13+	$743,616
270,000	Bank Negara Monetary Notes, Series 9012, 2.96%, 5/28/13+	87,257
220,000	Bank Negara Monetary Notes, Series 9212, 2.92%, 6/4/13+	71,057
930,000	Bank Negara Monetary Notes, Series 5012, 2.83%, 6/11/13+	300,226
1,550,000	Bank Negara Monetary Notes, Series 5112, 2.89%, 6/18/13+	500,086
1,260,000	Bank Negara Monetary Notes, Series 5212, 2.90%, 6/20/13+	406,452
110,000	Bank Negara Monetary Notes, Series 9712, 2.92%, 6/27/13+	35,470
90,000	Bank Negara Monetary Notes, Series 9812, 2.92%, 7/4/13+	29,006
340,000	Bank Negara Monetary Notes, Series 5712, 2.84%, 7/11/13+	109,482
80,000	Bank Negara Monetary Notes, Series 102, 2.92%, 7/18/13+	25,754
340,000	Bank Negara Monetary Notes, Series 5912, 2.83%, 7/25/13+	109,356
860,000	Bank Negara Monetary Notes, Series 6612, 2.83%, 8/6/13+	277,633
1,065,000	Bank Negara Monetary Notes, Series 7012, 2.83%, 8/15/13+	341,952
460,000	Bank Negara Monetary Notes, Series 7112, 2.83%, 8/27/13+	147,573
10,000	Bank Negara Monetary Notes, Series 7512, 2.86%, 9/5/13+	3,205
10,000	Bank Negara Monetary Notes, Series 7812, 2.86%, 9/17/13+	3,202

Principal Amount		Fair Value

Foreign Bonds, continued
Commercial Banks, continued
$130,000	Bank Negara Monetary Notes, Series 8112, 2.86%, 9/26/13+	$41,597
210,000	Bank Negara Monetary Notes, Series 8612, 2.86%, 10/10/13+	67,125
420,000	Bank Negara Monetary Notes, Series 9112, 2.86%, 10/31/13+	134,017
240,000	Bank Negara Monetary Notes, Series 9512, 2.87%, 11/19/13+	76,516
520,000	Bank Negara Monetary Notes, Series 9912, 2.87%, 12/12/13+	165,366
250,000	Boparan Finance plc, 9.88%, 4/30/18, Callable 4/30/14 @ 107.41+(e)	458,835
2,990,000	Export-Import Bank of Korea (The), 1.45%, 5/19/14+(e)	460,722

		5,567,757

Sovereign Bonds (18.0%):
25,000	Brazil Nota do Tesouro Nacional, Series NTNB , 5/15/13+(h)	27,932
365,000	Brazil Nota do Tesouro Nacional, Series NTNB , 5/15/15+(h)	436,360
1,200,000	Brazil Nota do Tesouro Nacional, Series NTNF, -1.28%, 1/1/17+(h)	617,215
140,000	Brazil Nota do Tesouro Nacional, Series NTNB , 5/15/45+(h)	209,097
8,900,000	Hungary Government Bond, Series 13/D, 6.75%, 2/12/13+	40,450
7,100,000	Hungary Government Bond, Series 13/E, 7.50%, 10/24/13+	32,697
17,300,000	Hungary Government Bond, Series 14/C, 5.50%, 2/12/14+	78,669
52,720,000	Hungary Government Bond, Series 14/D, 6.75%, 8/22/14+	244,427
7,800,000	Hungary Government Bond, Series 15/A, 8.00%, 2/12/15+	37,223

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Foreign Bonds, continued
Sovereign Bonds, continued
$13,920,000	Hungary Government Bond, Series 15/C, 7.75%, 8/24/15+	$66,429
12,500,000	Hungary Government Bond, Series 16/C, 5.50%, 2/12/16+	56,519
11,200,000	Hungary Government Bond, Series 17/B, 6.75%, 2/24/17+	52,476
50,000,000	Hungary Government Bond, Series 17/A, 6.75%, 11/24/17+	235,137
11,000,000	Hungary Government Bond, Series 19/A, 6.50%, 6/24/19+	51,436
800,000	Hungary Government Bond, Series 20/A, 7.50%, 11/12/20+	3,969
7,000,000	Hungary Government Bond, Series 22/A, 7.00%, 6/24/22+	33,799
4,870,000	Hungary Treasury Bill, Series 91D, 6.15%, 1/23/13+	22,042
4,300,000	Hungary Treasury Bill, Series 12M, 6.35%, 5/29/13+	19,103
3,700,000	Hungary Treasury Bill, Series 12M, 6.77%, 7/24/13+	16,307
19,100,000	Hungary Treasury Bill, Series 12M, 6.30%, 9/18/13+	83,336
3,400,000,000	Indonesia Government, Series FR49, 9.00%, 9/15/13+	364,569
5,300,000,000	Indonesia Government, Series FR34, 12.80%, 6/15/21+	834,522
3,200,000,000	Indonesia Government, Series FR44, 10.00%, 9/15/24+	453,616
3,300,000,000	Indonesia Government, Series FR47, 10.00%, 2/15/28+	477,458
973,000	Ireland Treasury Bill, 5.50%, 10/18/17+	1,402,627
207,000	Irish Government, 4.60%, 4/18/16+	289,372
246,000	Irish Government, 4.50%, 10/18/18+	337,632

Principal Amount		Fair Value

Foreign Bonds, continued
Sovereign Bonds, continued
$597,000	Irish Government, 4.40%, 6/18/19+	$790,725
1,175,000	Irish Government, 5.90%, 10/18/19+	1,696,383
552,000	Irish Government, 4.50%, 4/18/20+	728,510
1,821,000	Irish Government, 5.00%, 10/18/20+	2,464,411
710,000	Irish Government, 5.40%, 3/13/25+	952,424
800,000	Israel Fixed Bond, Series 0313, 5.00%, 3/31/13+	224,009
4,727,000	Israel Fixed Bond, Series 0913, 3.50%, 9/30/13+	1,292,852
9,070,000	Kommuninvest I Sverige AB, Series 1405, 2.25%, 5/5/14+	1,415,800
32,080,000	Korea Monetary Stab Bond, Series 1304, 3.83%, 4/2/13+	30,047
321,000,000	Korea Monetary Stab Bond, Series 1305, 3.38%, 5/9/13+	300,508
51,330,000	Korea Monetary Stab Bond, Series 1306, 3.76%, 6/2/13+	48,145
219,960,000	Korea Monetary Stab Bond, Series 1305, 3.28%, 6/9/13+	205,930
2,546,240,000	Korea Monetary Stab Bond, Series 1308, 3.90%, 8/2/13+	2,394,188
89,820,000	Korea Monetary Stab Bond, Series 1310, 3.59%, 10/2/13+	84,416
153,970,000	Korea Monetary Stab Bond, Series 1312, 3.48%, 12/2/13+	144,756
211,700,000	Korea Monetary Stab Bond, Series 1402, 3.47%, 2/2/14+	199,186
311,140,000	Korea Monetary Stab Bond, Series 1404, 3.59%, 4/2/14+	293,467
368,910,000	Korea Monetary Stab Bond, Series 1406, 3.28%, 6/2/14+	346,877

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Foreign Bonds, continued
Sovereign Bonds, continued
$258,700,000	Korea Monetary Stab Bond, Series 1408, 2.82%, 8/2/14+	$241,697
2,081,000,000	Korea Monetary Stab Bond, Series 1410, 2.78%, 10/2/14+	1,942,716
367,600,000	Korea Monetary Stab Bond, Series 1412, 2.84%, 12/2/14+	343,553
104,000,000	Korea Treasury Bond, Series 1303, 5.25%, 3/10/13+	97,592
4,318,710,000	Korea Treasury Bond, Series 1306, 3.75%, 6/10/13+	4,051,493
4,230,780,000	Korea Treasury Bond, Series 1312, 3.00%, 12/10/13+	3,960,336
165,460,000	Korea Treasury Bond, Series 1412, 3.25%, 12/10/14+	155,820
60,000	Malaysia Treasury Bill, Series 364, 2.85%, 1/25/13+	19,592
100,000	Malaysia Treasury Bill, Series 1312, 2.83%, 3/22/13+	32,498
10,000	Malaysia Treasury Bill, Series 364, 2.86%, 5/3/13+	3,239
100,000	Malaysia Treasury Bill, Series 364, 2.83%, 5/31/13+	32,309
5,030,000	Malaysian Government, Series 3-03, 3.70%, 2/25/13+	1,646,897
700,000	Malaysian Government, Series 0507, 3.70%, 5/15/13+	229,513
2,090,000	Malaysian Government, Series 0509, 3.21%, 5/31/13+	684,090
1,240,000	Malaysian Government, Series 0108, 3.46%, 7/31/13+	406,568
10,000	Malaysian Government, Series 4/98, 8.00%, 10/30/13+	3,402
1,735,000	Malaysian Government, Series 2/04, 5.09%, 4/30/14+	582,574

Principal Amount		Fair Value

Foreign Bonds, continued
Sovereign Bonds, continued
$4,020,000	Malaysian Government, Series 0211, 3.43%, 8/15/14+	$1,323,169
15,400,000	Mexican Cetes, Series BI , 9/19/13+(i)	115,288
1,419,000	Mexican Udibonos, 4.50%, 12/18/14+(f) (i)	57,103
3,620,000	Mexican Udibonos, 5.00%, 6/16/16+(f) (i)	154,007
3,080,000	Mexican Udibonos, 3.50%, 12/14/17+(f) (i)	128,888
1,860,000	Mexican Udibonos, 4.00%, 6/13/19+(f) (i)	82,242
1,500,000	Mexican Udibonos, 2.50%, 12/10/20+(f) (i)	61,628
16,076,000	Mexico Bonos Desarr, Series M, 9.00%, 6/20/13+(f) (i)	1,269,323
20,009,000	Mexico Bonos Desarr, Series MI10, 8.00%, 12/19/13+(f) (i)	1,597,848
2,620,000	Mexico Bonos Desarr, Series M, 7.00%, 6/19/14+(f) (i)	209,227
9,720,000	Mexico Bonos Desarr, Series MI10, 9.50%, 12/18/14+(f) (i)	818,543
1,620,000	New South Wales Treasury Corp., Series 813, 5.50%, 8/1/13+	1,706,882
10,350,000	Norwegian Treasury Bill, 1.49%, 3/20/13+	1,856,781
3,760,000	Philippine Government International Bond, Series 3-19, 5.25%, 1/7/13+	91,641
10,730,000	Philippine Government International Bond, Series 7-43, 8.75%, 3/3/13+	264,970
2,230,000	Philippine Government International Bond, Series 5-67, 6.25%, 1/27/14+	57,296
3,030,000	Philippine Government International Bond, Series 7-48, 7.00%, 1/27/16+	81,819

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Foreign Bonds, continued
Sovereign Bonds, continued
$1,830,000	Philippine Government International Bond, Series 1042, 9.13%, 9/4/16+	$53,137
530,000	Philippine Treasury Bill, 1.73%, 1/9/13+	12,910
1,880,000	Philippine Treasury Bill, 0.40%, 2/20/13+	45,772
4,670,000	Philippine Treasury Bill, 2.15%, 3/6/13+	113,649
1,540,000	Philippine Treasury Bill, 2.19%, 3/20/13+	37,483
1,730,000	Philippine Treasury Bill, 1.25%, 4/3/13+	42,011
200,000	Philippine Treasury Bill, 2.07%, 4/17/13+	4,866
120,000	Philippine Treasury Bill, 1.31%, 5/2/13+	2,920
570,000	Philippine Treasury Bill, 1.14%, 5/15/13+	13,854
1,580,000	Philippine Treasury Bill, 1.61%, 7/24/13+	38,366
1,990,000	Philippine Treasury Bill, 1.69%, 8/22/13+	48,202
3,380,000	Philippine Treasury Bill, 1.73%, 9/4/13+	81,419
3,220,000	Philippine Treasury Bill, 1.08%, 10/2/13+	77,422
60,000	Philippine Treasury Bill, 0.76%, 10/31/13+	1,440
1,680,000	Philippine Treasury Bill, 0.54%, 11/13/13+	40,278
2,450,000	Poland Government Bond, Series 0413, 5.25%, 4/25/13+	796,830
2,289,000	Poland Government Bond, Series 0713, 3.09%, 7/25/13+	727,533
6,765,000	Poland Government Bond, Series 1013, 5.00%, 10/24/13+	2,220,417
1,850,000	Poland Government Bond, Series 0114, 4.36%, 1/25/14+	579,220
10,020,000	Poland Government Bond, Series 0414, 5.75%, 4/25/14+	3,347,355
940,000	Poland Government Bond, Series 0714, 4.08%, 7/25/14+	289,760

Principal Amount		Fair Value

Foreign Bonds, continued
Sovereign Bonds, continued
$600,000	Poland Government Bond, Series 0415, 5.50%, 4/25/15+	$204,192
1,545,000	Poland Government Bond, Series 1015, 6.25%, 10/24/15+	541,142
3,343,000	Poland Government Bond, Series 0117, 5.15%, 1/25/17+(f)	1,087,202
3,391,000	Poland Government Bond, Series 0121, 5.15%, 1/25/21+(f)	1,091,848
780,000	Queensland Treasury Corp., Series 13, 6.00%, 8/14/13+	825,394
1,615,000	Queensland Treasury Corp., 6.00%, 8/21/13+	1,709,174
180,000	Republic of Hungary, 4.38%, 7/4/17+	234,001
260,000	Republic of Hungary, 5.75%, 6/11/18+	354,025
70,000	Republic of Hungary, 6.00%, 1/11/19+	96,428
680,000	Singapore Government, 1.63%, 4/1/13+	558,627
3,000,000	Singapore Government, 0.25%, 2/1/14+	2,456,167
180,000	Singapore Treasury Bill, Series 91, 0.20%, 1/10/13+	147,390
480,000	Singapore Treasury Bill, Series 182, 0.20%, 1/10/13+	393,040
207,000	Singapore Treasury Bill, Series 182, 0.19%, 1/24/13+	169,482
50,000	Singapore Treasury Bill, Series 91, 0.15%, 1/24/13+	40,938
190,000	Singapore Treasury Bill, Series 91, 0.19%, 2/7/13+	155,549
480,000	Singapore Treasury Bill, Series 182, 0.27%, 4/18/13+	392,792
190,000	Singapore Treasury Bill, Series 365, 0.24%, 5/2/13+	155,465
140,000	Singapore Treasury Bill, Series 365, 0.29%, 11/1/13+	114,395

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Foreign Bonds, continued
Sovereign Bonds, continued
$14,870,000	Swedish Government Bond, Series 1055, 1.50%, 8/30/13+	$2,300,627
32,740,000	Swedish Government Bond, Series 1041, 6.75%, 5/5/14+	5,435,670
6,330,000	Swedish Treasury Bill, 0.83%, 3/20/13+	971,119
2,670,000	Swedish Treasury Bill, 0.86%, 6/19/13+	409,085
100,000	Ukraine Government, 4.95%, 10/13/15+(e)	128,021
385,000	Western Australian Treasury Corp., Series 13, 8.00%, 6/15/13+	408,677

		73,402,891

Wireless Telecommunication Services (0.0%):
104,000	Wind Acquisition Finance SA, 7.38%, 2/15/18, Callable 11/15/13 @ 107.41+(e)	139,318

Total Foreign Bonds (Cost $76,663,707)		79,892,938

Yankee Dollars (3.6%):
Chemicals (0.1%):
300,000	Ineos Finance plc, 8.38%, 2/15/19, Callable 2/15/15 @ 106.28(e)	323,250

Construction & Engineering (0.2%):
400,000	Abengoa Finance SAU, 8.88%, 11/1/17^(e)	376,000
280,000	Cemex SAB de C.V., 9.00%, 1/11/18, Callable 1/11/15 @ 104.5(e)	303,100

		679,100

Energy Equipment & Services (0.2%):
500,000	CGGVeritas, 6.50%, 6/1/21, Callable 6/1/16 @ 103.25	535,000
111,000	Expro Finance Luxembourg, 8.50%, 12/15/16, Callable 12/15/13 @ 104.25(e)	115,995

		650,995

Metals & Mining (0.3%):
500,000	FMG Resources Pty, Ltd., 6.88%, 2/1/18, Callable 2/1/14 @ 105.16^(e)	516,250
250,000	FMG Resources Pty, Ltd., 8.25%, 11/1/19, Callable 11/1/15 @ 104.13^(e)	266,250

Principal Amount		Fair Value

Yankee Dollars, continued
Metals & Mining, continued
$400,000	Inmet Mining Corp., 8.75%, 6/1/20, Callable 6/1/16 @ 104.38(e)	$437,000

		1,219,500

Oil, Gas & Consumable Fuels (0.2%):
226,000	Offshore Group Investment, Ltd., 11.50%, 8/1/15, Callable 2/1/13 @ 100	246,340
200,000	Offshore Group Investment, Ltd., 7.50%, 11/1/19, Callable 11/1/15 @ 105.62^(e)	202,000
500,000	OGX Austria GmbH, 8.50%, 6/1/18, Callable 6/1/15 @ 104.25^(e)	450,000

		898,340

Real Estate Investment Trusts (REITs) (0.1%):
500,000	Algeco Scotsman Global Finance plc, 8.50%, 10/15/18, Callable 10/15/15 @ 104.25^(e)	517,500

Road & Rail (0.2%):
275,000	CEVA Group plc, 8.38%, 12/1/17, Callable 12/1/13 @ 106.28(e)	270,875
100,000	CEVA Group plc, 11.50%, 4/1/18, Callable 4/1/14 @ 105.75(e)	83,500
500,000	CEVA Group plc, 12.75%, 3/31/20, Callable 3/31/15 @ 109.56(e)	365,000

		719,375

Sovereign Bonds (2.0%):
200,000	Financing of Infrastructure, 7.40%, 4/20/18(e)	184,000
1,077,000	Republic of Hungary, 6.25%, 1/29/20	1,188,739
542,000	Republic of Hungary, 6.38%, 3/29/21	598,368
240,000	Republic of Iceland, 5.88%, 5/11/22(e)	267,948
230,000	Republic of Lithuania, 7.38%, 2/11/20(e)	299,575
100,000	Republic of Lithuania, 7.38%, 2/11/20	130,250
150,000	Republic of Lithuania, 6.13%, 3/9/21(e)	184,695

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Yankee Dollars, continued
Sovereign Bonds, continued
$200,000	Republic of Serbia, 5.25%, 11/21/17^(e)	$207,500
320,000	Republic of Serbia, 7.25%, 9/28/21(e)	368,000
460,000	Republic of Slovenia, 5.50%, 10/26/22(e)	483,000
573,500	Russia Foreign Bond, 7.50%, 3/31/30(e)	736,603
100,000	Socialist Republic of Vietnam, 6.75%, 1/29/20(e)	114,000
100,000	Ukraine Government, 7.65%, 6/11/13(e)	101,000
600,000	Ukraine Government, 7.95%, 6/4/14(e)	609,000
200,000	Ukraine Government, 6.25%, 6/17/16(e)	198,500
100,000	Ukraine Government, 6.58%, 11/21/16(e)	99,880
360,000	Ukraine Government, 9.25%, 7/24/17(e)	390,600
620,000	Ukraine Government, 7.75%, 9/23/20(e)	637,050
1,430,000	Ukraine Government, 7.95%, 2/23/21^(e)	1,472,900

		8,271,608

Wireless Telecommunication Services (0.3%):
500,000	UPCB Finance III, Ltd., 6.63%, 7/1/20, Callable 7/1/15 @ 103.31(e)	535,625
500,000	UPCB Finance V, Ltd., 7.25%, 11/15/21, Callable 11/15/16 @ 103.63(e)	550,000
100,000	Wind Acquisition Finance SA, 11.75%, 7/15/17, Callable 7/15/17 @ 105.88(e)	104,750

		1,190,375

Total Yankee Dollars (Cost $13,467,321)		14,470,043

Shares or Principal Amount		Fair Value

Municipal Bond (0.0%):
Illinois (0.0%):
$60,000	Illinois State, GO, 4.42%, 1/1/15	$63,609

Total Municipal Bond (Cost $60,000)		63,609

U.S. Treasury Obligations (1.2%):
U.S. Treasury Bills (1.2%)
2,000,000	0.05%, 1/3/13	2,000,000
900,000	0.14%, 2/7/13	899,973
500,000	0.04%, 3/14/13	499,966
1,000,000	0.14%, 4/11/13	999,821
600,000	0.15%, 5/2/13	599,830

		4,999,590

Total U.S. Treasury Obligations (Cost $4,999,060)		4,999,590

Securities Held as Collateral for Securities on Loan (3.7%):
15,020,040	Allianz Variable Insurance Products Securities Lending Collateral Trust(j)	15,020,040

Total Securities Held as Collateral for Securities on Loan (Cost $15,020,040)		15,020,040

Unaffiliated Investment Company (1.3%):
5,415,545	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(k)	5,415,545

Total Unaffiliated Investment Company (Cost $5,415,545)		5,415,545

Total Investment Securities (Cost $380,857,581)(l) — 98.7%		404,385,030
Net other assets (liabilities) — 1.3%		5,498,214

Net Assets — 100.0%		$409,883,244

Percentages indicated are based on net assets as of December 31, 2012.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

GO—General Obligation

PIK—Payment-in Kind

*	Non-income producing security.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $14,475,788.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2012. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Security issued in connection with a pending litigation settlement.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. the sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2012, these securities represent 0.02% of the net assets of the fund.

(d)	All or a portion of this security has been segregated as collateral for forward currency contracts.

(e)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(f)	Variable rate security. The rate presented represents the rate in effect at December 31, 2012. The date presented represents the final maturity date.

(g)	Defaulted bond.

(h)	Principal amount is stated in 1,000 Brazilian Real Units.

(i)	Principal amount is stated in 100 Mexican Peso Units.

(j)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(k)	The rate represents the effective yield at December 31, 2012.

(l)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2012:

Country	Percentage
Australia	1.7%
Bermuda	0.1%
Brazil	0.7%
Canada	1.1%
Cayman Islands	0.8%
China	0.2%
Denmark	0.3%
France	3.5%
Germany	2.1%
Hong Kong	0.2%
Hungary	1.2%
Iceland	0.1%
India	0.1%
Indonesia	0.5%
Ireland (Republic of)	2.4%
Isle of Man	0.1%
Israel	0.5%
Italy	0.8%
Japan	0.9%
Lithuania	0.4%
Luxembourg	0.2%
Malaysia	2.4%

Country	Percentage
Mexico	1.4%
Netherlands	2.5%
Norway	0.5%
Philippines	0.3%
Poland	2.8%
Portugal	0.2%
Republic of Korea (South)	4.7%
Russian Federation	0.5%
Serbia (Republic of)	0.2%
Singapore	1.6%
Slovenia	0.2%
South Africa	— %^
Spain	0.6%
Sweden	2.9%
Switzerland	3.2%
Taiwan	0.2%
Turkey	0.3%
Ukraine	1.8%
United Kingdom	7.6%
United States	48.2%
Vietnam	— %^

100.0%

^	Represents less than 0.05%.

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

At December 31, 2012, the Fund’s open foreign currency contracts were as follows:

Short Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
British Pound	Barclays Bank	2/19/13	34,031	$53,141	$55,264	$(2,123)
British Pound	Credit Suisse First Boston	2/19/13	34,031	53,154	55,264	(2,110)
British Pound	Barclays Bank	2/19/13	75,849	118,916	123,174	(4,258)
British Pound	Bank of America	2/19/13	144,452	226,225	234,581	(8,356)
British Pound	HSBC	2/19/13	37,924	59,505	61,586	(2,081)
British Pound	HSBC	2/19/13	49,953	78,434	81,121	(2,687)
British Pound	HSBC	2/19/13	4,393,103	6,886,189	7,134,132	(247,943)
British Pound	Barclays Bank	2/19/13	51,300	80,913	83,308	(2,395)
British Pound	Credit Suisse First Boston	2/19/13	85,000	134,458	138,035	(3,577)
British Pound	Credit Suisse First Boston	2/19/13	63,900	103,522	103,770	(248)
British Pound	HSBC	2/19/13	39,155	62,529	63,585	(1,056)
British Pound	Deutsche Bank	2/19/13	47,200	76,044	76,650	(606)
British Pound	Credit Suisse First Boston	2/19/13	149,700	238,508	243,104	(4,596)
British Pound	Deutsche Bank	2/19/13	6,823	10,922	11,080	(158)
British Pound	Credit Suisse First Boston	2/19/13	7,008	11,238	11,381	(143)
British Pound	Bank of America	2/19/13	14,016	22,476	22,761	(285)
British Pound	Credit Suisse First Boston	2/19/13	16,986	27,336	27,584	(248)
British Pound	Bank of America	2/19/13	13,249	21,304	21,516	(212)
British Pound	Credit Suisse First Boston	2/19/13	146,095	235,457	237,250	(1,793)
European Euro	HSBC	1/17/13	77,534	95,184	102,345	(7,161)
European Euro	HSBC	1/17/13	3,917,405	4,804,051	5,170,969	(366,918)
European Euro	HSBC	1/17/13	33,817	41,492	44,638	(3,146)
European Euro	Credit Suisse First Boston	1/17/13	10,179	12,527	13,436	(909)
European Euro	Credit Suisse First Boston	1/17/13	4,037	4,967	5,329	(362)
European Euro	Barclays Bank	1/17/13	52,000	64,345	68,640	(4,295)
European Euro	Credit Suisse First Boston	1/17/13	3,438	4,268	4,538	(270)
European Euro	HSBC	1/17/13	14,821	18,362	19,564	(1,202)
European Euro	Credit Suisse First Boston	1/17/13	86,880	107,435	114,681	(7,246)
European Euro	Barclays Bank	1/17/13	12,641	15,670	16,686	(1,016)
European Euro	Bank of America	1/17/13	12,641	15,661	16,686	(1,025)
European Euro	Standard Charter	1/17/13	18,399	22,897	24,287	(1,390)
European Euro	HSBC	1/17/13	4,921	6,099	6,496	(397)
European Euro	Credit Suisse First Boston	1/17/13	9,841	12,190	12,990	(800)
European Euro	Credit Suisse First Boston	1/17/13	43,727	53,876	57,720	(3,844)
European Euro	Bank of America	1/17/13	87,453	107,791	115,438	(7,647)
European Euro	HSBC	1/17/13	87,469	107,743	115,459	(7,716)
European Euro	Bank of America	1/17/13	10,085	12,420	13,312	(892)
European Euro	Credit Suisse First Boston	1/17/13	38,243	47,226	50,481	(3,255)
European Euro	Bank of America	1/17/13	126,000	156,041	166,320	(10,279)
European Euro	Deutsche Bank	1/17/13	77,385	96,770	102,148	(5,378)
European Euro	Deutsche Bank	1/17/13	34,369	43,465	45,367	(1,902)
European Euro	HSBC	1/17/13	34,819	44,580	45,961	(1,381)
European Euro	Bank of America	1/17/13	10,446	13,319	13,789	(470)
European Euro	Deutsche Bank	1/17/13	26,114	33,326	34,470	(1,144)
European Euro	HSBC	1/17/13	5,211	6,676	6,879	(203)
European Euro	HSBC	1/17/13	30,000	38,616	39,600	(984)
European Euro	Bank of America	1/17/13	10,823	13,978	14,286	(308)
European Euro	Credit Suisse First Boston	1/17/13	10,823	13,978	14,286	(308)
European Euro	Bank of America	1/17/13	14,079	18,263	18,584	(321)
European Euro	Credit Suisse First Boston	1/17/13	21,119	27,369	27,877	(508)

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Short Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
European Euro	Barclays Bank	1/17/13	16,893	$22,179	$22,299	$(120)
European Euro	Deutsche Bank	1/17/13	11,262	14,801	14,866	(65)
European Euro	Credit Suisse First Boston	1/17/13	17,900	23,168	23,628	(460)
European Euro	Bank of America	1/17/13	46,971	60,784	62,001	(1,217)
European Euro	Bank of America	1/17/13	79,877	105,279	105,437	(158)
European Euro	Deutsche Bank	1/7/13	115,000	149,522	151,786	(2,264)
European Euro	Deutsche Bank	1/7/13	197,372	256,621	260,508	(3,887)
European Euro	Deutsche Bank	1/23/13	1,650,000	2,137,616	2,178,112	(40,496)
European Euro	Deutsche Bank	2/11/13	1,394,000	1,842,171	1,840,463	1,708
European Euro	Deutsche Bank	2/14/13	17,000	22,460	22,445	15
European Euro	UBS Warburg	2/19/13	15,000	19,813	19,805	8
European Euro	JPMorgan Chase	2/19/13	15,000	19,797	19,805	(8)
European Euro	UBS Warburg	2/21/13	17,000	22,477	22,446	31
European Euro	Deutsche Bank	2/27/13	146,000	194,676	192,785	1,891
European Euro	Deutsche Bank	2/28/13	89,930	120,995	118,748	2,247
European Euro	Deutsche Bank	2/28/13	41,800	56,235	55,195	1,040
European Euro	Deutsche Bank	3/5/13	43,000	57,429	56,782	647
European Euro	Barclays Bank	3/7/13	107,759	142,942	142,300	642
European Euro	Morgan Stanley	3/8/13	43,000	56,575	56,784	(209)
European Euro	HSBC	3/8/13	15,000	19,751	19,808	(57)
European Euro	Deutsche Bank	3/8/13	660,000	868,751	871,565	(2,814)
European Euro	Citibank	3/8/13	57,000	74,966	75,272	(306)
European Euro	Citibank	3/8/13	1,647,605	2,166,914	2,175,749	(8,835)
European Euro	Barclays Bank	3/11/13	33,304	43,791	43,981	(190)
European Euro	Barclays Bank	3/15/13	10,012	13,140	13,222	(82)
European Euro	Deutsche Bank	3/18/13	134,000	175,517	176,971	(1,454)
European Euro	Citibank	3/19/13	10,643	13,976	14,056	(80)
European Euro	Barclays Bank	3/21/13	9,076	12,047	11,987	60
European Euro	Deutsche Bank	3/21/13	87,000	114,706	114,903	(197)
European Euro	Deutsche Bank	3/21/13	86,000	113,388	113,582	(194)
European Euro	Deutsche Bank	3/26/13	78,000	102,890	103,021	(131)
European Euro	Citibank	3/26/13	13,451	17,747	17,766	(19)
European Euro	Deutsche Bank	3/28/13	4,566	6,101	6,031	70
European Euro	Deutsche Bank	4/2/13	4,440	5,898	5,865	33
European Euro	Deutsche Bank	4/2/13	6,220	8,319	8,216	103
European Euro	Deutsche Bank	4/4/13	73,000	97,503	96,425	1,078
European Euro	Deutsche Bank	4/4/13	109,000	145,587	143,977	1,610
European Euro	Barclays Bank	4/5/13	17,912	23,908	23,660	248
European Euro	HSBC	4/10/13	73,000	96,170	96,430	(260)
European Euro	UBS Warburg	4/11/13	37,000	48,510	48,876	(366)
European Euro	Deutsche Bank	4/11/13	61,000	80,011	80,580	(569)
European Euro	Deutsche Bank	4/11/13	16,961	22,247	22,405	(158)
European Euro	JPMorgan Chase	4/12/13	99,000	129,982	130,778	(796)
European Euro	Deutsche Bank	4/15/13	370,000	487,993	488,779	(786)
European Euro	HSBC	4/16/13	60,000	79,382	79,262	120
European Euro	HSBC	4/16/13	18,849	24,938	24,900	38
European Euro	Barclays Bank	4/19/13	16,935	22,273	22,372	(99)
European Euro	Deutsche Bank	4/23/13	319,000	420,921	421,437	(516)
European Euro	JPMorgan Chase	4/23/13	5,188	6,866	6,854	12
European Euro	Barclays Bank	4/30/13	11,783	15,651	15,568	83
European Euro	Morgan Stanley	5/7/13	112,000	147,844	147,984	(140)
European Euro	Citibank	5/7/13	52,570	69,494	69,460	34

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Short Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
European Euro	Credit Suisse First Boston	5/7/13	153,000	$202,014	$202,157	$(143)
European Euro	Barclays Bank	5/7/13	112,000	148,047	147,984	63
European Euro	Deutsche Bank	5/8/13	181,000	238,562	239,155	(593)
European Euro	UBS Warburg	5/10/13	56,000	73,093	73,994	(901)
European Euro	Deutsche Bank	5/10/13	112,000	146,177	147,988	(1,811)
European Euro	Citibank	5/13/13	136,787	178,244	180,744	(2,500)
European Euro	Barclays Bank	5/16/13	55,076	71,037	72,777	(1,740)
European Euro	Deutsche Bank	5/20/13	118,000	151,317	155,930	(4,613)
European Euro	Barclays Bank	5/21/13	118,000	150,822	155,931	(5,109)
European Euro	Barclays Bank	5/21/13	156,925	200,699	207,369	(6,670)
European Euro	Deutsche Bank	5/21/13	171,000	218,042	225,968	(7,926)
European Euro	Barclays Bank	5/22/13	88,816	113,711	117,367	(3,656)
European Euro	Barclays Bank	5/29/13	72,758	92,195	96,153	(3,958)
European Euro	Deutsche Bank	5/29/13	760,000	957,201	1,004,374	(47,173)
European Euro	Barclays Bank	6/5/13	124,783	155,168	164,917	(9,749)
European Euro	Deutsche Bank	6/5/13	57,050	70,966	75,399	(4,433)
European Euro	Barclays Bank	6/6/13	56,035	70,117	74,058	(3,941)
European Euro	Deutsche Bank	6/7/13	147,700	184,861	195,208	(10,347)
European Euro	Deutsche Bank	6/11/13	137,800	174,799	182,130	(7,331)
European Euro	Deutsche Bank	6/13/13	103,000	129,926	136,137	(6,211)
European Euro	Deutsche Bank	6/13/13	21,000	26,490	27,756	(1,266)
European Euro	Barclays Bank	6/20/13	28,929	36,607	38,239	(1,632)
European Euro	Morgan Stanley	7/16/13	226,000	276,956	298,811	(21,855)
European Euro	Barclays Bank	7/16/13	82,000	100,475	108,418	(7,943)
European Euro	Morgan Stanley	7/16/13	51,000	62,499	67,431	(4,932)
European Euro	UBS Warburg	7/16/13	257,000	314,928	339,798	(24,870)
European Euro	Barclays Bank	7/18/13	129,000	158,793	170,564	(11,771)
European Euro	UBS Warburg	7/18/13	257,000	316,136	339,806	(23,670)
European Euro	Barclays Bank	7/19/13	97,000	119,795	128,255	(8,460)
European Euro	Deutsche Bank	7/19/13	470,000	580,450	621,442	(40,992)
European Euro	Morgan Stanley	7/22/13	366,000	451,086	483,948	(32,862)
European Euro	Deutsche Bank	7/22/13	71,000	87,504	93,881	(6,377)
European Euro	Deutsche Bank	7/23/13	93,795	115,447	124,023	(8,576)
European Euro	Deutsche Bank	7/25/13	9,975	12,170	13,190	(1,020)
European Euro	Deutsche Bank	7/29/13	9,978	12,177	13,195	(1,018)
European Euro	Barclays Bank	7/30/13	19,995	24,717	26,441	(1,724)
European Euro	JPMorgan Chase	7/31/13	380,000	471,808	502,512	(30,704)
European Euro	Deutsche Bank	7/31/13	380,000	472,416	502,512	(30,096)
European Euro	Barclays Bank	8/1/13	48,730	59,938	64,441	(4,503)
European Euro	UBS Warburg	8/1/13	380,000	467,704	502,518	(34,814)
European Euro	Barclays Bank	8/1/13	48,862	60,150	64,616	(4,466)
European Euro	HSBC	8/2/13	380,000	470,193	502,524	(32,331)
European Euro	Barclays Bank	8/5/13	78,136	96,595	103,333	(6,738)
European Euro	Barclays Bank	2/4/13	379,764	468,543	501,365	(32,822)
European Euro	JPMorgan Chase	8/6/13	269,500	329,497	356,412	(26,915)
European Euro	Citibank	8/8/13	34,482	43,040	45,603	(2,563)
European Euro	JPMorgan Chase	8/9/13	239,500	298,930	316,748	(17,818)
European Euro	Citibank	8/9/13	9,686	12,105	12,810	(705)
European Euro	Deutsche Bank	8/9/13	180,000	224,939	238,057	(13,118)
European Euro	Goldman Sachs	8/12/13	61,000	75,753	80,678	(4,925)
European Euro	Deutsche Bank	8/14/13	117,000	144,834	154,746	(9,912)
European Euro	Barclays Bank	8/16/13	211,000	261,907	279,078	(17,171)

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Short Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
European Euro	Barclays Bank	8/19/13	237,000	$292,286	$313,478	$(21,192)
European Euro	Deutsche Bank	8/20/13	133,000	164,703	175,920	(11,217)
European Euro	JPMorgan Chase	8/20/13	263,000	326,901	347,872	(20,971)
European Euro	Barclays Bank	8/20/13	210,000	259,959	277,768	(17,809)
European Euro	Barclays Bank	8/23/13	28,299	35,436	37,433	(1,997)
European Euro	Barclays Bank	8/23/13	47,689	59,716	63,081	(3,365)
European Euro	Barclays Bank	8/26/13	30,957	38,784	40,950	(2,166)
European Euro	Deutsche Bank	8/28/13	28,089	35,304	37,157	(1,853)
European Euro	Deutsche Bank	8/28/13	891	1,120	1,179	(59)
European Euro	Deutsche Bank	9/4/13	15,000	18,926	19,844	(918)
European Euro	Barclays Bank	9/10/13	29,182	36,943	38,609	(1,666)
European Euro	Deutsche Bank	9/10/13	34,000	42,982	44,983	(2,001)
European Euro	Deutsche Bank	9/11/13	137,800	176,990	182,315	(5,325)
European Euro	Barclays Bank	9/12/13	28,968	37,186	38,326	(1,140)
European Euro	JPMorgan Chase	9/13/13	15,000	19,350	19,846	(496)
European Euro	Barclays Bank	9/16/13	81,755	105,844	108,172	(2,328)
European Euro	UBS Warburg	9/17/13	76,694	99,227	101,476	(2,249)
European Euro	Barclays Bank	9/19/13	19,406	25,564	25,677	(113)
European Euro	Barclays Bank	9/24/13	45,864	59,613	60,689	(1,076)
European Euro	Deutsche Bank	9/24/13	229,000	297,441	303,022	(5,581)
European Euro	Deutsche Bank	9/26/13	107,000	138,620	141,590	(2,970)
European Euro	Barclays Bank	9/27/13	400,000	520,500	529,315	(8,815)
European Euro	HSBC	9/30/13	180,000	231,566	238,200	(6,634)
European Euro	Morgan Stanley	3/28/13	130,000	167,528	171,705	(4,177)
European Euro	Deutsche Bank	9/30/13	1,320,000	1,704,216	1,746,799	(42,583)
European Euro	Deutsche Bank	10/9/13	420,000	550,549	555,857	(5,308)
European Euro	Deutsche Bank	10/15/13	320,000	415,488	423,540	(8,052)
European Euro	Barclays Bank	10/21/13	3,724,000	4,902,087	4,929,284	(27,197)
European Euro	Barclays Bank	4/25/13	154,898	201,710	204,642	(2,932)
European Euro	Barclays Bank	10/25/13	20,617	26,893	27,291	(398)
European Euro	Citibank	7/26/13	60,360	78,353	79,816	(1,463)
European Euro	Deutsche Bank	10/31/13	1,747,075	2,261,108	2,312,788	(51,680)
European Euro	Deutsche Bank	11/4/13	7,376	9,626	9,765	(139)
European Euro	Barclays Bank	11/5/13	49,418	64,333	65,424	(1,091)
European Euro	JPMorgan Chase	11/12/13	278,508	356,623	368,742	(12,119)
European Euro	Deutsche Bank	11/15/13	335,703	428,565	444,483	(15,918)
European Euro	Morgan Stanley	8/15/13	66,000	84,102	87,294	(3,192)
European Euro	Morgan Stanley	11/15/13	66,000	84,204	87,386	(3,182)
European Euro	Deutsche Bank	11/19/13	93,863	120,590	124,284	(3,694)
European Euro	JPMorgan Chase	11/20/13	327,027	417,488	433,020	(15,532)
European Euro	Deutsche Bank	11/20/13	130,000	166,452	172,134	(5,682)
European Euro	JPMorgan Chase	5/23/13	172,504	221,286	227,960	(6,674)
European Euro	Deutsche Bank	12/3/13	100,000	130,396	132,431	(2,035)
European Euro	UBS Warburg	12/9/13	76,800	100,823	101,714	(891)
European Euro	Barclays Bank	12/13/13	97,000	126,616	128,473	(1,857)
European Euro	Deutsche Bank	12/20/13	525,093	697,229	695,522	1,707
Japanese Yen	HSBC	4/22/13	11,858,775	149,855	137,042	12,813
Japanese Yen	HSBC	4/22/13	812,860	10,024	9,394	630
Japanese Yen	Deutsche Bank	4/22/13	650,000	7,556	7,512	44
Japanese Yen	Deutsche Bank	1/7/13	5,989,000	78,776	69,146	9,630
Japanese Yen	UBS Warburg	1/11/13	1,520,000	19,915	17,550	2,365
Japanese Yen	Citibank	1/10/13	1,520,000	19,924	17,550	2,374

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Short Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen	Barclays Bank	1/11/13	3,030,000	$39,728	$34,984	$4,744
Japanese Yen	HSBC	1/15/13	1,520,000	19,922	17,551	2,371
Japanese Yen	Deutsche Bank	1/15/13	1,520,000	19,917	17,551	2,366
Japanese Yen	UBS Warburg	1/15/13	3,250,000	42,489	37,526	4,963
Japanese Yen	HSBC	1/15/13	4,120,000	53,857	47,571	6,286
Japanese Yen	Barclays Bank	1/15/13	4,090,000	53,503	47,225	6,278
Japanese Yen	Morgan Stanley	1/22/13	50,187,445	657,205	579,518	77,687
Japanese Yen	Barclays Bank	1/28/13	8,700,000	112,680	100,466	12,214
Japanese Yen	UBS Warburg	1/28/13	7,610,000	98,404	87,879	10,525
Japanese Yen	Deutsche Bank	1/28/13	7,248,281	93,760	83,701	10,059
Japanese Yen	HSBC	1/28/13	9,353,364	120,897	108,010	12,887
Japanese Yen	Morgan Stanley	2/12/13	3,771,000	49,278	43,552	5,726
Japanese Yen	HSBC	2/12/13	3,336,000	43,608	38,528	5,080
Japanese Yen	JPMorgan Chase	2/15/13	680,000	8,812	7,854	958
Japanese Yen	JPMorgan Chase	2/15/13	1,140,000	14,773	13,167	1,606
Japanese Yen	Deutsche Bank	2/15/13	964,860	12,494	11,144	1,350
Japanese Yen	HSBC	2/22/13	4,020,000	51,016	46,432	4,584
Japanese Yen	JPMorgan Chase	2/25/13	4,000,000	50,458	46,202	4,256
Japanese Yen	JPMorgan Chase	3/1/13	4,600,000	57,572	53,134	4,438
Japanese Yen	UBS Warburg	3/4/13	5,100,000	63,633	58,911	4,722
Japanese Yen	HSBC	3/1/13	4,600,000	57,531	53,134	4,397
Japanese Yen	JPMorgan Chase	3/14/13	44,142,850	539,644	509,939	29,705
Japanese Yen	Citibank	3/15/13	2,260,084	27,449	26,109	1,340
Japanese Yen	Citibank	3/19/13	5,012,000	60,313	57,902	2,411
Japanese Yen	Morgan Stanley	3/19/13	3,000,000	36,172	34,658	1,514
Japanese Yen	Morgan Stanley	3/19/13	4,060,000	49,011	46,904	2,107
Japanese Yen	Barclays Bank	3/25/13	4,542,830	54,614	52,484	2,130
Japanese Yen	Morgan Stanley	4/16/13	68,447,040	850,983	790,938	60,045
Japanese Yen	Barclays Bank	4/22/13	3,500,000	43,307	40,447	2,860
Japanese Yen	Citibank	4/22/13	3,500,000	43,293	40,447	2,846
Japanese Yen	Citibank	5/10/13	11,180,000	140,915	129,220	11,695
Japanese Yen	Deutsche Bank	5/13/13	7,475,000	94,501	86,399	8,102
Japanese Yen	UBS Warburg	5/13/13	5,588,000	70,665	64,589	6,076
Japanese Yen	Citibank	5/14/13	5,587,000	70,302	64,578	5,724
Japanese Yen	Credit Suisse First Boston	5/29/13	48,990,000	620,237	566,331	53,906
Japanese Yen	Citibank	6/14/13	2,416,000	30,560	27,934	2,626
Japanese Yen	Barclays Bank	6/28/13	9,732,000	122,926	112,535	10,391
Japanese Yen	Barclays Bank	7/2/13	6,679,000	84,754	77,236	7,518
Japanese Yen	Deutsche Bank	7/11/13	26,073,000	329,663	301,542	28,121
Japanese Yen	Barclays Bank	8/9/13	2,240,000	28,616	25,916	2,700
Japanese Yen	Citibank	8/9/13	2,240,000	28,624	25,916	2,708
Japanese Yen	Deutsche Bank	8/12/13	2,240,000	28,707	25,917	2,790
Japanese Yen	JPMorgan Chase	8/30/13	22,800,000	291,467	263,857	27,610
Japanese Yen	Barclays Bank	9/18/13	2,251,755	28,869	26,066	2,803
Japanese Yen	UBS Warburg	9/30/13	121,466,500	1,569,274	1,406,243	163,031
Japanese Yen	Deutsche Bank	10/29/13	20,662,500	258,757	239,303	19,454
Japanese Yen	JPMorgan Chase	11/1/13	91,650,000	1,152,836	1,061,483	91,353
Japanese Yen	Citibank	11/12/13	47,137,000	592,184	546,014	46,170
Japanese Yen	Citibank	8/13/13	46,922,100	592,184	542,895	49,289
Japanese Yen	Citibank	11/13/13	47,026,000	592,178	544,735	47,443
Japanese Yen	JPMorgan Chase	11/13/13	36,450,000	462,417	422,226	40,191
Japanese Yen	Deutsche Bank	11/13/13	45,848,000	579,050	531,089	47,961

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Short Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen	Citibank	11/19/13	7,667,000	$94,958	$88,819	$6,139
Japanese Yen	Deutsche Bank	11/19/13	6,194,000	76,426	71,755	4,671
Japanese Yen	UBS Warburg	11/20/13	2,471,000	30,602	28,626	1,976
Japanese Yen	Citibank	11/20/13	8,613,000	106,476	99,780	6,696
Japanese Yen	JPMorgan Chase	11/20/13	3,093,000	38,326	35,832	2,494
Japanese Yen	HSBC	11/20/13	1,616,000	20,008	18,721	1,287
Japanese Yen	Morgan Stanley	12/17/13	41,392,500	497,764	479,686	18,078
Japanese Yen	JPMorgan Chase	9/27/13	2,255,332	26,809	26,110	699
Swiss Franc	Barclays Bank	2/11/13	5,383	5,530	5,893	(363)
Swiss Franc	Bank of America	2/11/13	5,417	5,567	5,931	(364)
Swiss Franc	Bank of America	2/11/13	210	221	230	(9)
Swiss Franc	Barclays Bank	2/11/13	205	216	225	(9)
Swiss Franc	Credit Suisse First Boston	2/11/13	75	81	83	(2)
Swiss Franc	HSBC	2/11/13	351	380	385	(5)
Swiss Franc	Credit Suisse First Boston	2/11/13	246	262	270	(8)
Swiss Franc	Deutsche Bank	2/11/13	205	218	225	(7)
Swiss Franc	Bank of America	2/11/13	540	571	592	(21)
Swiss Franc	Bank of America	2/11/13	570	615	624	(9)
Swiss Franc	Credit Suisse First Boston	2/11/13	540	585	592	(7)

				$64,674,058	$65,350,957	$(676,899)

Long Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
British Pound	SSBT	2/19/13	65,600	$104,064	$106,530	$2,466
British Pound	Deutsche Bank	2/19/13	121,000	193,644	196,497	2,853
British Pound	SSBT	2/19/13	98,170	157,946	159,422	1,476
British Pound	Credit Suisse First Boston	2/19/13	8,246	13,302	13,391	89
British Pound	Deutsche Bank	2/19/13	7,954	12,833	12,917	84
British Pound	Credit Suisse First Boston	2/19/13	20,782	33,579	33,749	170
British Pound	Deutsche Bank	2/19/13	81,200	131,244	131,864	620
Brazilian Real	Deutsche Bank	10/30/13	435,000	204,946	203,592	(1,354)
Chilean Peso	Morgan Stanley	1/14/13	8,700,000	16,524	18,152	1,628
Chilean Peso	Morgan Stanley	1/22/13	305,012,200	594,566	635,687	41,121
Chilean Peso	Morgan Stanley	2/4/13	4,030,000	7,994	8,385	391
Chilean Peso	Morgan Stanley	2/4/13	3,980,000	7,898	8,281	383
Chilean Peso	Deutsche Bank	2/11/13	4,400,000	8,862	9,147	285
Chilean Peso	Deutsche Bank	2/15/13	4,400,000	8,844	9,142	298
Chilean Peso	Barclays Bank	2/13/13	4,400,000	8,876	9,144	268
Chilean Peso	Morgan Stanley	2/11/13	3,930,000	7,955	8,170	215
Chilean Peso	Morgan Stanley	2/13/13	10,560,000	21,398	21,947	549
Chilean Peso	JP Morgan, Hambrecht and Quist	2/21/13	4,300,000	8,704	8,928	224
Chilean Peso	Deutsche Bank	2/25/13	3,890,000	7,757	8,073	316
Chilean Peso	JP Morgan, Hambrecht and Quist	2/22/13	7,300,000	14,615	15,155	540
Chilean Peso	Deutsche Bank	2/26/13	2,610,000	5,168	5,416	248

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Long Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
Chilean Peso	JP Morgan, Hambrecht and Quist	2/28/13	3,900,000	$7,778	$8,091	$313
Chilean Peso	Morgan Stanley	2/25/13	9,210,000	18,389	19,113	724
Chilean Peso	Deutsche Bank	2/28/13	3,250,000	6,460	6,742	282
Chilean Peso	Morgan Stanley	2/27/13	5,600,000	11,200	11,619	419
Chilean Peso	Barclays Bank	3/1/13	8,000,000	16,101	16,594	493
Chilean Peso	Deutsche Bank	3/1/13	3,250,000	6,480	6,741	261
Chilean Peso	Barclays Bank	3/1/13	4,000,000	8,002	8,297	295
Chilean Peso	Deutsche Bank	3/4/13	700,000	1,398	1,451	53
Chilean Peso	Deutsche Bank	3/6/13	700,000	1,408	1,451	43
Chilean Peso	Morgan Stanley	3/11/13	2,500,000	4,888	5,180	292
Chilean Peso	JPMorgan Chase	3/21/13	4,300,000	8,617	8,898	281
Chilean Peso	Morgan Stanley	5/13/13	4,500,000	8,804	9,246	442
Chilean Peso	Deutsche Bank	7/11/13	162,750,000	314,038	331,780	17,742
Chilean Peso	JP Morgan, Hambrecht and Quist	9/12/13	990,530,400	1,992,618	2,004,428	11,810
Chilean Peso	Citibank	10/21/13	2,148,010,500	4,346,000	4,326,757	(19,243)
Chilean Peso	Deutsche Bank	10/29/13	307,366,000	609,007	618,545	9,538
Chilean Peso	Barclays Bank	10/29/13	153,759,000	305,320	309,425	4,105
European Euro	Credit Suisse First Boston	1/17/13	14,849	18,037	19,600	1,563
European Euro	HSBC	1/17/13	30,273	36,655	39,960	3,305
European Euro	Deutsche Bank	1/17/13	59,962	72,941	79,150	6,209
European Euro	Credit Suisse First Boston	1/17/13	7,716	9,326	10,185	859
European Euro	Deutsche Bank	1/17/13	39,640	47,896	52,325	4,429
European Euro	HSBC	1/17/13	41,400	50,035	54,648	4,613
European Euro	Bank of America	1/17/13	16,349	20,590	21,581	991
European Euro	Bank of America	1/17/13	55,014	71,306	72,619	1,313
European Euro	Credit Suisse First Boston	1/17/13	23,498	30,571	31,017	446
European Euro	Deutsche Bank	1/17/13	27,536	35,602	36,347	745
European Euro	Barclays Bank	1/17/13	27,536	35,603	36,347	744
European Euro	HSBC	1/17/13	38,000	49,155	50,160	1,005
European Euro	Credit Suisse First Boston	1/17/13	27,537	35,605	36,349	744
European Euro	Bank of America	1/17/13	19,795	25,497	26,129	632
European Euro	Credit Suisse First Boston	1/17/13	60,932	78,340	80,430	2,090
European Euro	Deutsche Bank	1/17/13	20,694	26,652	27,316	664
European Euro	HSBC	1/17/13	20,738	26,703	27,374	671
European Euro	Credit Suisse First Boston	1/17/13	27,959	36,000	36,906	906
European Euro	Bank of America	1/17/13	8,575	11,069	11,319	250
European Euro	HSBC	1/17/13	21,978	28,349	29,011	662

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Long Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
European Euro	SSBT	1/17/13	2,968	$3,827	$3,918	$91
European Euro	Deutsche Bank	1/17/13	28,054	36,186	37,031	845
European Euro	Deutsche Bank	1/17/13	20,826	26,948	27,491	543
European Euro	Barclays Bank	1/17/13	28,334	36,524	37,400	876
European Euro	Bank of America	1/17/13	13,734	17,731	18,129	398
European Euro	Deutsche Bank	1/17/13	21,410	27,759	28,261	502
European Euro	Bank of America	1/17/13	66,365	86,543	87,601	1,058
European Euro	SSBT	1/17/13	102,202	132,472	134,906	2,434
European Euro	Credit Suisse First Boston	1/17/13	94,006	122,050	124,088	2,038
European Euro	Deutsche Bank	1/17/13	60,500	78,491	79,860	1,369
European Euro	SSBT	1/17/13	17,000	22,068	22,440	372
European Euro	Credit Suisse First Boston	1/17/13	59,597	76,156	78,667	2,511
European Euro	Credit Suisse First Boston	1/17/13	47,712	60,690	62,980	2,290
European Euro	Bank of America	1/17/13	125,000	159,576	165,000	5,424
European Euro	Credit Suisse First Boston	1/17/13	18,513	23,680	24,437	757
European Euro	Bank of America	1/17/13	68,002	86,669	89,762	3,093
European Euro	Bank of America	1/17/13	7,503	9,548	9,904	356
European Euro	HSBC	1/17/13	2,633	3,345	3,476	131
European Euro	Deutsche Bank	1/17/13	21,866	28,943	28,863	(80)
European Euro	Deutsche Bank	1/17/13	22,017	28,999	29,063	64
European Euro	Deutsche Bank	1/17/13	10,053	13,246	13,270	24
European Euro	Deutsche Bank	1/17/13	75,872	100,317	100,151	(166)
Indian Rupee	JP Morgan Securities	3/12/13	8,556,800	160,000	154,130	(5,870)
Indian Rupee	HSBC	3/12/13	8,549,600	160,000	154,000	(6,000)
Indian Rupee	JP Morgan Securities	3/14/13	43,950,000	831,598	791,373	(40,225)
Indian Rupee	HSBC	3/15/13	8,645,260	164,000	155,641	(8,359)
Indian Rupee	Deutsche Bank	3/18/13	8,080,848	153,000	145,403	(7,597)
Indian Rupee	JP Morgan Securities	1/14/13	14,490,000	269,609	263,710	(5,899)
Indian Rupee	JPMorgan Chase	1/31/13	41,781,250	766,115	757,707	(8,408)
Indian Rupee	Deutsche Bank	3/28/13	28,560,000	513,069	512,995	(74)
Japanese Yen	HSBC	4/22/13	400,860	5,037	4,632	(405)
Japanese Yen	Deutsche Bank	4/22/13	523,350	6,601	6,048	(553)
Japanese Yen	Bank of America	4/22/13	389,700	4,738	4,503	(235)
Japanese Yen	Credit Suisse First Boston	4/22/13	356,350	4,325	4,118	(207)
Japanese Yen	Bank of America	4/22/13	133,000	1,621	1,537	(84)
Japanese Yen	Bank of America	4/22/13	1,069,575	12,998	12,360	(638)
Japanese Yen	Deutsche Bank	4/22/13	240,000	2,807	2,773	(34)
Korean Won	Deutsche Bank	6/27/13	316,000,000	268,491	293,650	25,159
Korean Won	HSBC	9/26/13	317,000,000	279,098	294,197	15,099
Malaysian Ringgit	HSBC	3/11/13	2,909,811	946,000	947,308	1,308
Malaysian Ringgit	JP Morgan Securities	3/12/13	735,120	240,000	239,307	(693)
Malaysian Ringgit	HSBC	3/15/13	1,235,558	403,000	402,136	(864)
Malaysian Ringgit	Deutsche Bank	3/18/13	964,663	313,131	313,904	773
Malaysian Ringgit	HSBC	10/24/13	812,462	262,000	260,981	(1,019)

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Long Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
Malaysian Ringgit	JPMorgan Chase	10/25/13	805,012	$260,000	$258,574	$(1,426)
Malaysian Ringgit	JPMorgan Chase	10/31/13	359,000	115,945	115,276	(669)
Malaysian Ringgit	Deutsche Bank	11/19/13	62,320	20,000	19,991	(9)
Malaysian Ringgit	HSBC	11/20/13	39,000	12,495	12,510	15
Mexican Peso	HSBC	3/8/13	10,223,640	762,293	786,172	23,879
Mexican Peso	HSBC	9/4/13	11,644,900	841,638	879,717	38,079
Mexican Peso	Deutsche Bank	10/11/13	19,592,000	1,473,803	1,474,581	778
Mexican Peso	Citibank	10/21/13	6,418,829	483,000	482,622	(378)
Philippine Peso	Deutsche Bank	1/31/13	35,270,000	817,381	860,650	43,269
Philippine Peso	JP Morgan Securities	7/11/13	9,520,000	225,171	232,320	7,149
Philippine Peso	Deutsche Bank	7/18/13	28,970,800	689,469	707,006	17,537
Philippine Peso	HSBC	9/30/13	3,200,000	76,303	78,117	1,814
Philippine Peso	HSBC	10/3/13	2,600,000	62,334	63,471	1,137
Singapore Dollar	HSBC	2/7/13	123,000	99,034	100,714	1,680
Singapore Dollar	Deutsche Bank	2/7/13	123,000	99,074	100,714	1,640
Singapore Dollar	Deutsche Bank	2/8/13	246,000	197,953	201,429	3,476
Singapore Dollar	Barclays Bank	2/13/13	34,819	28,064	28,510	446
Singapore Dollar	HSBC	2/14/13	90,300	72,764	73,939	1,175
Singapore Dollar	HSBC	2/14/13	125,400	101,048	102,680	1,632
Singapore Dollar	Deutsche Bank	2/19/13	154,000	122,709	126,098	3,389
Singapore Dollar	Deutsche Bank	2/28/13	66,000	52,636	54,042	1,406
Singapore Dollar	Deutsche Bank	3/19/13	220,800	174,366	180,795	6,429
Singapore Dollar	HSBC	3/19/13	252,000	199,414	206,343	6,929
Singapore Dollar	Deutsche Bank	3/21/13	237,700	189,523	194,633	5,110
Singapore Dollar	HSBC	3/21/13	190,000	151,467	155,576	4,109
Singapore Dollar	Morgan Stanley	3/26/13	321,000	253,755	262,841	9,086
Singapore Dollar	Credit Suisse	3/26/13	321,000	255,126	262,841	7,715
Singapore Dollar	Deutsche Bank	5/29/13	748,020	588,668	612,536	23,868
Singapore Dollar	Barclays Bank	2/19/13	103,000	82,751	84,338	1,587
Singapore Dollar	HSBC	8/19/13	77,000	61,847	63,065	1,218
Singapore Dollar	HSBC	8/15/13	77,000	61,843	63,064	1,221
Singapore Dollar	Deutsche Bank	2/25/13	106,000	84,780	86,795	2,015
Singapore Dollar	Deutsche Bank	8/26/13	106,000	84,909	86,819	1,910
Singapore Dollar	Deutsche Bank	8/27/13	132,000	106,357	108,114	1,757
Singapore Dollar	Deutsche Bank	8/30/13	66,000	52,813	54,058	1,245
Singapore Dollar	JP Morgan Securities	3/19/13	160,000	131,062	131,011	(51)
Singapore Dollar	JP Morgan Securities	9/19/13	156,000	127,534	127,780	246
Singapore Dollar	JPMorgan Chase	10/24/13	97,496	80,000	79,867	(133)
Singapore Dollar	JPMorgan Chase	10/25/13	91,470	75,000	74,931	(69)
Swiss Franc	Credit Suisse First Boston	2/11/13	374	392	409	17
Swiss Franc	Credit Suisse First Boston	2/11/13	274	295	300	5
Swiss Franc	Credit Suisse First Boston	2/11/13	390	417	427	10

				$26,307,598	$26,621,507	$313,909

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments, continued

December 31, 2012

At December 31, 2012, the Fund’s open forward cross currency contracts were as follows:

Purchase/Sale	Counterparty	Amount Purchased	Amount Sold	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
Norwegian Krone/European Euro	UBS Warburg	275,700 NOK	36,979 EUR	$47,635	$47,728	$93
Norwegian Krone/European Euro	UBS Warburg	600,000 NOK	81,054 EUR	104,295	104,635	340
Polish Zloty/European Euro	Deutsche Bank	233,000 PLN	53,941 EUR	71,884	75,674	3,790
Polish Zloty/European Euro	Barclays Bank	233,000 PLN	53,873 EUR	71,530	75,411	3,881
Polish Zloty/European Euro	Deutsche Bank	233,000 PLN	53,524 EUR	70,341	74,660	4,319
Polish Zloty/European Euro	Morgan Stanley	91,000 PLN	20,218 EUR	25,649	27,981	2,332
Polish Zloty/European Euro	Deutsche Bank	700,000 PLN	162,791 EUR	211,816	217,413	5,597
Swedish Krona/European Euro	Deutsche Bank	5,900,000 SEK	685,050 EUR	886,996	883,608	(3,338)
Swedish Krona/European Euro	Deutsche Bank	4,380,000 SEK	502,299 EUR	648,093	653,307	5,214

				$2,138,239	$2,160,417	$22,178

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$380,857,581

Investment securities, at value*	$404,385,030
Cash	16,933,623
Interest and dividends receivable	2,643,518
Foreign currency, at value (cost $1,770,390)	1,790,556
Unrealized appreciation on forward currency contracts	1,503,718
Receivable for capital shares issued	277,147
Receivable for investments sold	217,768
Reclaims receivable	182,569
Prepaid expenses	94

Total Assets	427,934,023

Liabilities:
Unrealized depreciation on forward currency contracts	1,844,530
Payable for investments purchased	651,255
Payable for capital shares redeemed	104,379
Payable for collateral received on loaned securities	15,020,040
Manager fees payable	240,994
Administration fees payable	20,717
Distribution fees payable	86,069
Custodian fees payable	47,160
Administrative and compliance services fees payable	2,118
Other accrued liabilities	33,517

Total Liabilities	18,050,779

Net Assets	$409,883,244

Net Assets Consist of:
Capital	$372,470,213
Accumulated net investment income/(loss)	10,410,064
Accumulated net realized gains/(losses) from investment transactions	3,776,834
Net unrealized appreciation/(depreciation) on investments	23,226,133

Net Assets	$409,883,244

Shares of beneficial interest (unlimited number of shares authorized, no par value)	34,131,876
Net Asset Value (offering and redemption price per share)	$12.01

*	Includes securities on loan of $14,475,788.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$7,842,642
Dividends	6,278,052
Income from securities lending	266,281
Foreign withholding tax	(403,449)

Total Investment Income	13,983,526

Expenses:
Manager fees	2,512,910
Administration fees	207,665
Distribution fees	897,467
Custodian fees	191,594
Administrative and compliance services fees	10,946
Trustee fees	24,113
Professional fees	30,238
Shareholder reports	31,402
Other expenses	17,342

Total expenses before reductions	3,923,677
Less expenses paid indirectly	(790)

Net expenses	3,922,887

Net Investment Income/(Loss)	10,060,639

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	2,934,630
Net realized gains/(losses) on options contracts	22,646
Net realized gains/(losses) on forward currency contracts	3,192,470
Change in unrealized appreciation/depreciation on investments	32,969,901

Net Realized/Unrealized Gains/(Losses) on Investments	39,119,647

Change in Net Assets Resulting From Operations	$49,180,286

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Franklin Templeton Founding Strategy Plus Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$10,060,639	$7,087,827
Net realized gains/(losses) on investment transactions	6,149,746	1,159,932
Change in unrealized appreciation/depreciation on investments	32,969,901	(17,536,993)

Change in net assets resulting from operations	49,180,286	(9,289,234)

Dividends to Shareholders:
From net investment income	(8,640,680)	(527,750)
From net realized gains on investments	(1,692,782)	(401,429)

Change in net assets resulting from dividends to shareholders	(10,333,462)	(929,179)

Capital Transactions:
Proceeds from shares issued	112,715,893	180,753,267
Proceeds from dividends reinvested	10,333,462	929,179
Value of shares redeemed	(54,604,484)	(25,852,336)

Change in net assets resulting from capital transactions	68,444,871	155,830,110

Change in net assets	107,291,695	145,611,697
Net Assets:
Beginning of period	302,591,549	156,979,852

End of period	$409,883,244	$302,591,549

Accumulated net investment income/(loss)	$10,410,064	$6,798,880

Share Transactions:
Shares issued	9,825,450	16,188,461
Dividends reinvested	887,754	88,917
Shares redeemed	(4,730,854)	(2,416,131)

Change in shares	5,982,350	13,861,247

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,			October 23, 2009 to December 31, 2009 (a)
	2012	2011	2010
Net Asset Value, Beginning of Period	$10.75	$10.99	$10.20	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.27	0.23	0.20	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	1.31	(0.43)	0.82	0.21

Total from Investment Activities	1.58	(0.20)	1.02	0.25

Dividends to Shareholders From:
Net Investment Income	(0.27)	(0.02)	(0.18)	(0.05)
Net Realized Gains	(0.05)	(0.02)	(0.05)	—

Total Dividends	(0.32)	(0.04)	(0.23)	(0.05)

Net Asset Value, End of Period	$12.01	$10.75	$10.99	$10.20

Total Return(b)	14.78%	(1.83)%	10.02%	2.45	%(c)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$409,883	$302,592	$156,980	$54,952
Net Investment Income/(Loss)(d)	2.80%	2.90%	3.13%	2.11%
Expenses Before Reductions(d) (e)	1.09%	1.16%	1.25%	1.20%
Expenses Net of Reductions(d)	1.09%	1.16%	1.19%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d) (f)	1.09%	1.16%	1.19%	1.20%
Portfolio Turnover Rate	19%	17%	17%	2	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed and are tied to a benchmark lending rate. Loans involve a risk of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

Structured Notes

The Fund may invest in structured notes, the values of which are based on the price movements of a reference security or index. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2012

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $12 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $26,419 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2012

the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $93.1 million as of December 31, 2012. The monthly average amount for these contracts was $81.7 million for the year ended December 31, 2012.

Futures Contracts

During the year ended December 31, 2012, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2012, the Fund used written call options to hedge against security prices (equity risk).

A stock index fluctuates with changes in the market values of the stocks included in the index, and therefore options on stock indexes and options on stocks involve elements of equity price risk.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

Realized gains and losses are reported as “Net realized gains/(losses) on option contracts” on the Statement of Operations.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2012

The Fund had the following transactions in written call and put options during the period ended December 31, 2012:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	(2)	$(4,050)
Options written	(129)	(22,911)
Options expired	36	5,861
Options closed	95	21,100

Options outstanding at December 31, 2012	—	$—

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value
Foreign Currency Contracts	Unrealized appreciation on forward currency contracts	$1,503,718	Unrealized depreciation on forward currency contracts	$1,844,530

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/ (Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Foreign Currency Contracts	Net realized gains/(losses) on forward currency contracts/change in unrealized appreciation/depreciation on investments	$3,192,470	$(1,582,305)
Equity Contracts	Net realized gains/(losses) on options contracts/change in unrealized appreciation/depreciation on investments	22,646	1,630

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained three independent money management organizations (the “Subadviser”), Franklin Advisers, Inc. (“Advisers”), Franklin Mutual Advisers, LLC (“Franklin Mutual”) and Templeton Global Advisors Limited (“Global Advisors”) to make investment decisions on behalf of the Fund. Pursuant to subadvisory agreements between the Manager and Advisers, the Manager and Franklin Mutual, and the Manager and Global Advisors, and the Trust, Advisers, Franklin Mutual and Global Advisors provide

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2012

investment advisory services as Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Franklin Templeton Founding Strategy Plus Fund	0.70%	1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2012, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $5,283 was paid from the Fund relating to these fees and expenses.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2012

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2012

Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Aerospace & Defense	$1,240,709	$1,052,127	$—	$2,292,836
Airlines	—	3,460,306	—	3,460,306
Auto Components	—	1,304,435	—	1,304,435
Automobiles	1,147,751	2,461,068	—	3,608,819
Beverages	1,968,556	1,426,368	—	3,394,924
Capital Markets	2,989,347	2,323,132	—	5,312,479
Chemicals	3,119,605	1,991,696	—	5,111,301
Commercial Banks	6,901,082	8,269,713	—	15,170,795
Commercial Services & Supplies	766,314	108,782	—	875,096
Communications Equipment	3,771,814	1,075,012	—	4,846,826
Construction & Engineering	—	84,692	—	84,692
Construction Materials	—	1,360,501	—	1,360,501
Diversified Financial Services	7,524,558	2,223,347	—	9,747,905
Diversified Telecommunication Services	1,973,669	3,396,540	—	5,370,209
Electrical Equipment	185,618	1,568,365	—	1,753,983
Food & Staples Retailing	7,070,019	1,309,785	—	8,379,804
Household Durables	—	247,406	—	247,406
Industrial Conglomerates	2,269,439	2,494,459	—	4,763,898
Insurance	6,902,761	5,567,769	—	12,470,530
Life Sciences Tools & Services	—	167,717	—	167,717
Marine	—	1,232,540	—	1,232,540
Media	11,653,258	3,110,612	—	14,763,870
Metals & Mining	1,816,560	2,133,001	—	3,949,561
Multiline Retail	1,657,896	770,052	—	2,427,948
Multi-Utilities	4,273,532	517,924	—	4,791,456
Office Electronics	957,276	296,155	—	1,253,431
Oil, Gas & Consumable Fuels	18,259,137	7,734,155	—	25,993,292
Pharmaceuticals	13,201,211	6,643,413	—	19,844,624
Professional Services	—	1,559,644	—	1,559,644
Real Estate Investment Trusts (REITs)	124,381	89,990	—	214,371
Real Estate Management & Development	103,270	462,345	127,340	692,955
Semiconductors & Semiconductor Equipment	1,290,768	2,193,397	—	3,484,165
Software	5,336,932	1,650,789	—	6,987,721
Specialty Retail	302,447	1,087,946	—	1,390,393
Textiles, Apparel & Luxury Goods	—	31,514	—	31,514
Tobacco	2,840,789	3,959,893	—	6,800,682
Trading Companies & Distributors	—	167,867	—	167,867
Wireless Telecommunication Services	2,538,395	3,885,284	—	6,423,679
All Other Common Stocks+	39,888,513	—	—	39,888,513
Preferred Stocks:
Metals & Mining	212,744	—	—	212,744
All Other Preferred Stocks+	—	709,370	—	709,370

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2012

	Level 1	Level 2	Level 3		Total
Convertible Preferred Stocks:
Commercial Banks	$—	$142,100	$—		$142,100
Oil, Gas & Consumable Fuels	—	448,000	—		448,000
Real Estate Investment Trusts (REITs)	—	61,016	—		61,016
All Other Convertible Preferred Stocks+	1,621,144	—	—		1,621,144
Convertible Bonds+	—	3,299,948	—		3,299,948
Floating Rate Loans+	—	5,674,885	—		5,674,885
Collateralized Mortgage Obligations	—	456,798	—		456,798
Corporate Bonds:
Independent Power Producers & Energy Traders	—	—	—	*	—
All Other Corporate Bonds+	—	40,274,572	—		40,274,572
Foreign Bonds+	—	79,892,938	—		79,892,938
Yankee Dollars+	—	14,470,043	—		14,470,043
Municipal Bonds	—	63,609	—		63,609
U.S. Treasury Obligations	—	4,999,590	—		4,999,590
Securities Held as Collateral for Securities on Loan	—	15,020,040	—		15,020,040
Unaffiliated Investment Company	5,415,545	—	—		5,415,545

Total Investment Securities	159,325,040	244,932,650	127,340		404,385,030

Other Financial Instruments:**
Forward Currency Contracts	—	(340,812)	—		(340,812)

Total Investments	$159,325,040	$244,591,838	$127,340		$404,044,218

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Represents the interest in securities that were determined to have a value of zero at December 31, 2012.

**	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

	Quantitative Information about Level 3 Fair Value Measurements
Type of Assets	Fair Value at 12/31/2012	Valuation Technique(s)	Unobservable Input(s)	Range
Investment Securities:
Common Stock:
Real Estate Management & Development:
Canary Wharf Group plc	$49,769	Market Approach	Discount for Lack of Marketability	8%
Realogy Holdings	$77,571	Market Approach	Discount for lock up period	5%

Total Investment Securities	$127,340

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2012

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2011	Net Realized gains/ (losses)	Change in unrealized appreciation/ (depreciation)	Gross purchases	Transfers in/(out) of Level 3	Balance as of December 31, 2012
Investment Securities:
Common Stocks:
Diversified Financial Services	$22,518	$—	$626	$—	$(23,144)	$—
Real Estate Management & Development	48,189	—	17,035	62,116	—	127,340

Total Investment Securities	$70,707	$—	$17,661	$62,116	$(23,144)	$127,340

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Franklin Templeton Founding Strategy Plus Fund	$152,064,463	$59,805,679

6.	Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2012, the Fund held restricted securities representing 0.02% of net assets, all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2012 are presented in the Fund’s Schedule of Portfolio Investments.

Security	Acquisition Date	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
Dynegy Holdings, Inc., 7.50%, 6/1/15	10/1/12	$—	410,000	$—	0.00%
Dynegy Holdings, Inc., 8.38%, 5/1/16	10/1/12	—	50,000	—	0.00%
Dynegy Holdings, Inc., 7.75%, 6/1/19	10/1/12	—	170,000	—	0.00%
Realogy Holdings Corp.	10/11/12	61,601	2,879	77,571	0.02%

7.	Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2012

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

8.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $381,201,483. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$36,152,438
Unrealized depreciation	(12,968,891)

Net unrealized depreciation	$23,183,547

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Franklin Templeton Founding Strategy Plus Fund	$8,640,680	$1,692,782	$10,333,462

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Franklin Templeton Founding Strategy Plus Fund	$781,041	$148,138	$929,179

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements, continued

December 31, 2012

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Franklin Templeton Founding Strategy Plus Fund	$11,523,674	$2,368,026	$23,521,331	$37,413,031

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

9.	Subsequent Events

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 21.24% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2012, the Fund declared net long-term capital gain distributions of $1,692,782.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Gateway Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 9

Statement of Operations Page 9

Statements of Changes in Net Assets Page 10

Financial Highlights Page 11

Notes to the Financial Statements Page 12

Report of Independent Registered Public Accounting Firm Page 20

Other Federal Income Tax Information Page 21

Other Information Page 22

Approval of Investment Advisory and Subadvisory Agreements Page 23

Information about the Board of Trustees and Officers Page 27

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Gateway Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Gateway Fund, and Gateway Investment Advisers, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Gateway Fund returned 4.15%. That compared to a 16.00% total return for its benchmark, the S&P 500 Index1. The Fund’s performance reflects its hedged-equity strategy, which seeks to reduce wide swings in the portfolio’s value that can be caused by stock market volatility.

The objective of the Fund is to capture the majority of returns of equity market investments, but at a reduced level of risk. To pursue this strategy, the Fund holds a broadly diversified portfolio of stocks while also using index options to generate cash inflow and to reduce risk associated with unhedged equity market investments. Selling index call options helps to reduce the Fund’s volatility and provides steady cash flow that is an important source of the Fund’s return. However, index call options limit the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also purchases put options to protect against sudden, short-term stock market declines.*

During the period, the Fund’s performance was affected by trends related to investor risk tolerance and assessment of market volatility. Despite short-term spikes, overall market volatility, as measured by Chicago Board Options Exchange Volatility Index2 (the “VIX”), declined for the 12-month period. A lower VIX translates into less cash flow for the sale of call options, which acted as a headwind against the Fund’s performance.*

The nature of the Fund’s strategy also limits returns in times when the S&P 500 is posting strong gains in a short period of time, such as the first and third quarters of 2012. When the S&P 500 rises far above the level of premiums the Fund earns from selling call options, the Fund’s relative returns suffer. As a result, when the S&P 500 posted returns of 12.58% and 6.35%, respectively, in the first and third quarters of 2012, the Fund gained 2.68% and 1.99% for the same periods.

On the other hand, the Fund’s hedging strategy bolstered its performance when the stock market declined during the 12-month period. For example, investor concerns about global economic conditions led to a 2.75% drop in the S&P 500 during the second quarter of 2012. Nevertheless, the Fund’s hedged strategy earned a sufficient premium to offset the entire decline, allowing it to post a positive return of 0.27% for the second quarter.*

During the fourth quarter, uncertainty surrounding the presidential election and its impact on taxes and spending contributed to the S&P 500 decline of 5.75% from October 1 to November 15. Although, the index rallied, returning 5.70% from November 15 through the end of the period, which led to a-0.38% return for the index in the fourth quarter. The Fund’s strategy limited its declines during the first half of the quarter. However, when the market rallied, the Fund’s management elected not to chase gains and instead adhered to the Fund’s risk-management priority, which limited the portfolio’s gains. As a result, the Fund returned-0.82% in the fourth quarter.*

Although the fund did invest in derivative instruments during the period, they had no significant impact on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The Standard & Poor’s 500® Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]

Chicago Board Options Exchange Market Volatility Index (“VIX”) is a measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectations of 30 day volatility.

Investors cannot invest directly in an index.

1

AZL® Gateway Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a broadly diversified portfolio of common stocks, while also selling index call options and buying index call options.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012
	1 Year	Since Inception (4/30/10)
AZL® Gateway Fund	4.15%	3.44%

S&P 500 Index	16.00%	9.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Gateway Fund	1.26%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 1.25% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 1.25%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Gateway Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Gateway Fund	$1,000.00	$1,011.50	$5.71	1.13%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Gateway Fund	$1,000.00	$1,019.46	$5.74	1.13%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Information Technology	19.8
Financials	14.1
Health Care	11.1
Consumer Discretionary	11.1
Industrials	10.8
Energy	10.6
Consumer Staples	10.3
Materials	3.8
Utilities	3.6
Telecommunication Services	3.0

Total Common Stock	98.2
Unaffiliated Investment Company	3.8
Purchased Put Options	0.2

Total Investment Securities	102.2
Net other assets (liabilities)	(2.2)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Common Stocks+ (98.2%):
Aerospace & Defense (2.3%):
13,790	Boeing Co. (The)	$1,039,214
15,875	Honeywell International, Inc.	1,007,586
8,505	Raytheon Co.	489,548
15,805	United Technologies Corp.	1,296,169

		3,832,517

Air Freight & Logistics (1.0%):
23,150	United Parcel Service, Inc., Class B	1,706,850

Auto Components (0.1%):
4,300	Cooper Tire & Rubber Co.	109,048

Automobiles (0.3%):
45,160	Ford Motor Co.	584,822

Beverages (2.9%):
60,260	Coca-Cola Co. (The)	2,184,425
5,138	Monster Beverage Corp.*	271,697
35,345	PepsiCo, Inc.	2,418,659

		4,874,781

Biotechnology (1.5%):
16,065	Amgen, Inc.	1,386,730
3,350	Biogen Idec, Inc.*	491,345
9,170	Gilead Sciences, Inc.*	673,536
940	Vertex Pharmaceuticals, Inc.*	39,424

		2,591,035

Capital Markets (1.8%):
23,390	Charles Schwab Corp. (The)	335,880
9,675	Eaton Vance Corp.	308,149
9,190	Goldman Sachs Group, Inc. (The)	1,172,276
15,245	Legg Mason, Inc.	392,101
26,890	Morgan Stanley	514,137
8,850	TD Ameritrade Holding Corp.	148,769
6,025	Waddell & Reed Financial, Inc., Class A	209,791

		3,081,103

Chemicals (2.3%):
24,580	Dow Chemical Co. (The)	794,426
18,470	E.I. du Pont de Nemours & Co.	830,595
8,790	Eastman Chemical Co.	598,160
3,970	LyondellBasell Industries NV, Class A	226,647
8,690	Monsanto Co.	822,508
9,530	Olin Corp.	205,753
2,950	Potash Corp. of Saskatchewan, Inc.	120,036
8,060	RPM International, Inc.	236,642

		3,834,767

Commercial Banks (2.5%):
4,530	Associated Banc-Corp.	59,434
3,280	FirstMerit Corp.	46,543

Shares		Fair Value

Common Stocks+, continued
Commercial Banks, continued
4,600	Old National Bancorp	$54,602
42,205	U.S. Bancorp	1,348,028
79,455	Wells Fargo & Co.	2,715,771

		4,224,378

Commercial Services & Supplies (0.7%):
3,920	ADT Corp. (The)	182,241
7,515	Avery Dennison Corp.	262,424
9,290	R.R. Donnelley & Sons Co.	83,610
7,790	Tyco International, Ltd.	227,858
11,465	Waste Management, Inc.	386,829

		1,142,962

Communications Equipment (2.1%):
68,270	Cisco Systems, Inc.	1,341,506
5,949	Motorola Solutions, Inc.	331,240
28,870	QUALCOMM, Inc.	1,790,517
10,370	Telefonaktiebolaget LM Ericsson, ADR	104,737

		3,568,000

Computers & Peripherals (4.7%):
12,335	Apple, Inc.	6,574,925
16,610	Dell, Inc.	168,259
19,380	EMC Corp.*	490,314
26,445	Hewlett-Packard Co.	376,841
4,510	Seagate Technology plc	137,465

		7,747,804

Consumer Finance (0.8%):
14,810	American Express Co.	851,279
13,780	Discover Financial Services	531,219

		1,382,498

Containers & Packaging (0.1%):
3,110	Sonoco Products Co.	92,460

Distributors (0.3%):
7,385	Genuine Parts Co.	469,538

Diversified Financial Services (3.7%):
137,835	Bank of America Corp.	1,598,886
38,268	Citigroup, Inc.	1,513,882
12,085	CME Group, Inc.	612,830
55,570	JPMorgan Chase & Co.	2,443,413
5,085	NYSE Euronext	160,381

		6,329,392

Diversified Telecommunication Services (3.0%):
83,845	AT&T, Inc.	2,826,415
28,864	Frontier Communications Corp.	123,538
50,835	Verizon Communications, Inc.	2,199,630

		5,149,583

Electric Utilities (1.5%):
31,021	Duke Energy Corp.	1,979,139
1,970	Hawaiian Electric Industries, Inc.	49,526

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks+, continued
Electric Utilities, continued
26,765	Pepco Holdings, Inc.	$524,862

		2,553,527

Electrical Equipment (1.1%):
14,430	Eaton Corp. plc	782,106
16,240	Emerson Electric Co.	860,070
2,620	Hubbell, Inc., Class B	221,731

		1,863,907

Electronic Equipment, Instruments & Components (0.4%):
28,530	Corning, Inc.	360,049
6,850	TE Connectivity, Ltd.	254,272

		614,321

Energy Equipment & Services (1.8%):
8,200	Baker Hughes, Inc.	334,888
1,545	CARBO Ceramics, Inc.	121,035
1,400	Diamond Offshore Drilling, Inc.	95,144
19,150	Halliburton Co.	664,313
12,835	Patterson-UTI Energy, Inc.	239,116
24,231	Schlumberger, Ltd.	1,678,966
3,270	Tidewater, Inc.	146,104

		3,279,566

Food & Staples Retailing (1.8%):
22,335	CVS Caremark Corp.	1,079,897
29,880	Wal-Mart Stores, Inc.	2,038,713

		3,118,610

Food Products (1.3%):
21,730	ConAgra Foods, Inc.	641,035
12,490	Kraft Foods Group, Inc., Class A	567,920
37,470	Mondelez International, Inc., Class A	954,361

		2,163,316

Gas Utilities (0.6%):
1,926	AGL Resources, Inc.	76,982
4,880	National Fuel Gas Co.	247,367
13,110	ONEOK, Inc.	560,453
3,400	WGL Holdings, Inc.	133,246

		1,018,048

Health Care Equipment & Supplies (1.3%):
11,160	Baxter International, Inc.	743,925
27,130	Boston Scientific Corp.*	155,455
3,740	Covidien plc	215,948
1,120	Intuitive Surgical, Inc.*	549,214
15,775	Medtronic, Inc.	647,091

		2,311,633

Health Care Providers & Services (1.9%):
13,385	Aetna, Inc.	619,726
4,915	Coventry Health Care, Inc.	220,339
12,895	Express Scripts Holding Co.*	696,330
7,270	HCA Holdings, Inc.	219,336

Shares		Fair Value

Common Stocks+, continued
Health Care Providers & Services, continued
18,830	UnitedHealth Group, Inc.	$1,021,339
2,890	Universal Health Services, Inc., Class B	139,732
4,770	WellPoint, Inc.	290,588

		3,207,390

Hotels, Restaurants & Leisure (1.8%):
18,260	International Game Technology	258,744
4,050	Las Vegas Sands Corp.	186,948
22,855	McDonald’s Corp.	2,016,039
10,270	Melco Crown Entertainment, Ltd., ADR*	172,947
10,840	MGM Resorts International*	126,178
1,410	Tim Hortons, Inc.	69,344
6,190	Wendy’s Co. (The)	29,093
2,170	Wynn Resorts, Ltd.	244,103

		3,103,396

Household Durables (0.9%):
14,810	Leggett & Platt, Inc.	403,128
14,875	Newell Rubbermaid, Inc.	331,266
6,890	Toll Brothers, Inc.*	222,754
4,445	Tupperware Brands Corp.	284,925
2,640	Whirlpool Corp.	268,620

		1,510,693

Household Products (2.1%):
6,430	Colgate-Palmolive Co.	672,192
6,295	Kimberly-Clark Corp.	531,487
34,405	Procter & Gamble Co. (The)	2,335,756

		3,539,435

Industrial Conglomerates (2.3%):
11,995	3M Co.	1,113,736
143,955	General Electric Co.	3,021,615

		4,135,351

Insurance (3.1%):
1,400	AEGON NV, NYS, Registered Shares, Sponsored ADR	9,016
5,100	AFLAC, Inc.	270,912
16,730	Allstate Corp. (The)	672,044
11,970	American International Group, Inc.*	422,541
2,420	Aon plc	134,552
7,550	Arthur J. Gallagher & Co.	261,608
13,230	Berkshire Hathaway, Inc., Class B*	1,186,732
9,015	Fidelity National Financial, Inc., Class A	212,303
10,810	Lincoln National Corp.	279,979
12,715	Marsh & McLennan Cos., Inc.	438,286
2,380	Mercury General Corp.	94,462
12,420	Old Republic International Corp.	132,273

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks+, continued
Insurance, continued
6,470	Principal Financial Group, Inc.	$184,524
8,760	Travelers Cos., Inc. (The)	629,143
15,235	XL Group plc	381,789

		5,310,164

Internet & Catalog Retail (0.8%):
5,695	Amazon.com, Inc.*	1,430,242

Internet Software & Services (2.6%):
4,240	Akamai Technologies, Inc.*	173,458
1,390	Baidu, Inc., ADR*	139,403
19,990	eBay, Inc.*	1,019,890
3,825	Google, Inc., Class A*	2,713,341
850	LinkedIn Corp., Class A*	97,597
5,120	VeriSign, Inc.*	198,758

		4,342,447

IT Services (4.3%):
16,960	Automatic Data Processing, Inc.	966,890
4,160	Broadridge Financial Solutions, Inc.	95,181
8,020	Cognizant Technology Solutions Corp., Class A*	593,881
6,840	Fidelity National Information Services, Inc.	238,100
16,785	International Business Machines Corp.	3,215,166
22,615	Paychex, Inc.	704,231
6,910	Visa, Inc., Class A	1,047,418
20,705	Western Union Co.	281,795

		7,142,662

Leisure Equipment & Products (0.4%):
19,800	Mattel, Inc.	725,076

Machinery (2.7%):
12,100	Caterpillar, Inc.	1,083,917
6,470	Cummins, Inc.	701,025
9,830	Deere & Co.	849,509
6,245	Parker Hannifin Corp.	531,200
4,629	Pentair, Ltd., Registered Shares	227,515
2,745	Snap-On, Inc.	216,828
4,495	SPX Corp.	315,324
6,730	Stanley Black & Decker, Inc.	497,818
4,920	Timken Co.	235,324

		4,658,460

Media (3.0%):
22,045	News Corp., Class B	578,461
9,035	Omnicom Group, Inc.	451,389
52,270	Sirius XM Radio, Inc.	151,060
7,920	Time Warner Cable, Inc.	769,745
21,490	Time Warner, Inc.	1,027,867
7,070	Virgin Media, Inc.	259,823
37,100	Walt Disney Co. (The)	1,847,208

		5,085,553

Shares		Fair Value

Common Stocks+, continued
Metals & Mining (1.1%):
37,285	Alcoa, Inc.	$323,634
15,770	Freeport-McMoRan Copper & Gold, Inc.	539,334
10,015	Gerdau SA, ADR	90,035
7,280	Nucor Corp.	314,350
5,550	Silver Wheaton Corp.	200,243
4,759	Southern Copper Corp.	180,176
12,250	Steel Dynamics, Inc.	168,193
2,970	Worthington Industries, Inc.	77,190

		1,893,155

Multiline Retail (0.8%):
7,145	J.C. Penney Co., Inc.	140,828
10,040	Macy’s, Inc.	391,761
9,400	Nordstrom, Inc.	502,900
565	Sears Canada, Inc.	5,690
1,320	Sears Holdings Corp.*	54,595
5,560	Target Corp.	328,985

		1,424,759

Multi-Utilities (1.5%):
16,090	Ameren Corp.	494,285
7,630	CenterPoint Energy, Inc.	146,878
14,135	Consolidated Edison, Inc.	785,057
7,315	Integrys Energy Group, Inc.	381,989
3,635	OGE Energy Corp.	204,687
19,410	Public Service Enterprise Group, Inc.	593,946

		2,606,842

Oil, Gas & Consumable Fuels (8.8%):
21,125	Chesapeake Energy Corp.	351,098
32,300	Chevron Corp.	3,492,922
1,220	CNOOC, Ltd., ADR	268,400
30,210	ConocoPhillips	1,751,878
7,990	CONSOL Energy, Inc.	256,479
65,910	Exxon Mobil Corp.	5,704,510
6,100	HollyFrontier Corp.	283,955
18,620	Occidental Petroleum Corp.	1,426,478
12,630	Phillips 66	670,653
12,245	Southwestern Energy Co.*	409,105
3,210	Statoil ASA, ADR	80,378
1,690	Total SA, ADR	87,897

		14,783,753

Paper & Forest Products (0.3%):
14,240	MeadWestvaco Corp.	453,829

Personal Products (0.1%):
12,390	Avon Products, Inc.	177,920
2,240	Herbalife, Ltd.	73,786

		251,706

Pharmaceuticals (6.4%):
29,050	Abbott Laboratories	1,902,775

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks+, continued
Pharmaceuticals, continued
19,720	Bristol-Myers Squibb Co.	$642,675
12,710	Eli Lilly & Co.	626,857
4,160	GlaxoSmithKline plc, ADR	180,835
39,660	Johnson & Johnson Co.	2,780,165
47,650	Merck & Co., Inc.	1,950,791
105,945	Pfizer, Inc.	2,657,101

		10,741,199

Professional Services (0.1%):
1,740	Dun & Bradstreet Corp.	136,851

Real Estate Investment Trusts (REITs) (2.0%):
16,240	American Capital Agency Corp.	469,986
42,780	Annaly Capital Management, Inc.	600,631
27,870	Duke Realty Corp.	386,557
6,040	Hatteras Financial Corp.	149,852
3,180	Healthcare Realty Trust, Inc.	76,352
10,870	Liberty Property Trust	388,820
11,095	Mack-Cali Realty Corp.	289,690
11,825	Senior Housing Properties Trust	279,543
11,718	Ventas, Inc.	758,389

		3,399,820

Road & Rail (0.5%):
34,535	CSX Corp.	681,375
12,680	Hertz Global Holdings, Inc.*	206,304

		887,679

Semiconductors & Semiconductor Equipment (2.1%):
18,290	Advanced Micro Devices, Inc.*	43,896
2,980	Altera Corp.	102,631
7,190	Analog Devices, Inc.	302,411
12,980	Applied Materials, Inc.	148,491
1,270	First Solar, Inc.*	39,218
74,865	Intel Corp.	1,544,465
7,315	Linear Technology Corp.	250,905
9,745	Microchip Technology, Inc.	317,590
9,835	NVIDIA Corp.	120,872
4,360	Skyworks Solutions, Inc.*	88,508
15,660	Texas Instruments, Inc.	484,520
5,200	Xilinx, Inc.	186,680

		3,630,187

Software (3.6%):
14,940	Activision Blizzard, Inc.	158,663
9,075	Adobe Systems, Inc.*	341,946
6,720	Autodesk, Inc.*	237,552
113,495	Microsoft Corp.	3,033,721
3,980	Nuance Communications, Inc.*	88,834
59,125	Oracle Corp.	1,970,045
12,220	Symantec Corp.*	229,858
5,390	TIBCO Software, Inc.*	118,634

		6,179,253

Shares/ Contracts or Principal Amount		Fair Value
Common Stocks+, continued
Specialty Retail (2.7%):
3,590	Abercrombie & Fitch Co., Class A	$172,212
10,580	American Eagle Outfitters, Inc.	216,996
6,045	Best Buy Co., Inc.	71,633
4,640	Foot Locker, Inc.	149,037
6,175	Gap, Inc. (The)	191,672
27,765	Home Depot, Inc. (The)	1,717,266
13,120	Limited Brands, Inc. (The)	617,427
23,510	Lowe’s Cos., Inc.	835,075
5,560	RadioShack Corp.	11,787
5,250	Tiffany & Co.	301,035
7,910	TJX Cos., Inc. (The)	335,780

		4,619,920

Thrifts & Mortgage Finance (0.2%):
23,925	New York Community Bancorp, Inc.	313,418

Tobacco (2.1%):
34,770	Altria Group, Inc.	1,092,473
24,065	Philip Morris International, Inc.	2,012,798
9,070	Reynolds American, Inc.	375,770
4,012	Vector Group, Ltd.	59,658

		3,540,699

Trading Companies & Distributors (0.1%):
3,285	GATX Corp.	142,240

Total Common Stocks (Cost $160,832,028)		166,840,645

Purchased Put Options (0.3%):
266	On S&P 500 Index, Strike @ 1275 Exp 2/16/13	136,990
110	On S&P 500 Index, Strike @ 1325 Exp 3/16/13	180,950
198	On S&P 500 Index, Strike @ 1225 Exp 2/16/13	58,410
453	On S&P 500 Index, Strike @ 1250 Exp 1/19/13	41,903
138	On S&P 500 Index, Strike @ 1325 Exp 1/19/13	41,055

Total Purchased Put Options (Cost $1,461,813)		459,308

Unaffiliated Investment Company (3.8%):
$6,397,354	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	6,397,354

Total Unaffiliated Investment Company (Cost $6,397,354)		6,397,354

Total Investment Securities (Cost $168,691,195)(b) — 102.3%		173,697,307

Net other assets (liabilities) — (2.3%)		(3,901,225)

Net Assets — 100.0%		$169,796,082

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Percentages indicated are based on net assets as of December 31, 2012.

ADR—American Depositary Receipt

NYS—New York Shares

*	Non-income producing security.

+	All or a portion of each common stock has been pledged as collateral for outstanding call options written.

(a)	The rate represents the effective yield at December 31, 2012.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Written Call Options (-2.5%)

Number of Contracts		Fair Value
(131)	On S&P 500 Index, Strike @ 1350 Exp 1/19/13	$(1,042,760)
(140)	On S&P 500 Index, Strike @ 1375 Exp 1/19/13	(805,000)
(217)	On S&P 500 Index, Strike @ 1400 Exp 1/19/13	(811,580)
(145)	On S&P 500 Index, Strike @ 1425 Exp 1/19/13	(298,700)
(212)	On S&P 500 Index, Strike @ 1450 Exp 1/19/13	(185,500)
(160)	On S&P 500 Index, Strike @ 1400 Exp 2/16/13	(747,200)
(160)	On S&P 500 Index, Strike @ 1425 Exp 2/16/13	(492,800)

Total Written Call Options (Premiums Received $(4,068,892))		$(4,383,540)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$168,691,195

Investment securities, at value	$173,697,307
Cash	2,544
Interest and dividends receivable	233,573
Receivable for capital shares issued	431,910
Reclaims receivable	335
Prepaid expenses	520

Total Assets	174,366,189

Liabilities:
Payable for capital shares redeemed	17,435
Written options (Proceeds received $4,068,892)	4,383,540
Manager fees payable	114,616
Administration fees payable	5,739
Distribution fees payable	35,818
Custodian fees payable	4,420
Administrative and compliance services fees payable	744
Other accrued liabilities	7,795

Total Liabilities	4,570,107

Net Assets	$169,796,082

Net Assets Consist of:
Capital	$167,407,171
Accumulated net investment income/(loss)	1,653,291
Accumulated net realized gains/(losses) from investment transactions	(3,955,844)
Net unrealized appreciation/(depreciation) on investments	4,691,464

Net Assets	$169,796,082

Shares of beneficial interest (unlimited number of shares authorized, no par value)	15,684,616
Net Asset Value (offering and redemption price per share)	$10.83

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$2,705,991
Foreign withholding tax	(2,617)

Total Investment Income	2,703,374

Expenses:
Manager fees	756,198
Administration fees	39,293
Distribution fees	236,312
Custodian fees	15,959
Administrative and compliance services fees	2,824
Trustee fees	5,328
Professional fees	9,205
Shareholder reports	5,899
Recoupment of prior expenses reimbursed by the Manager	3,980
Other expenses	2,468

Total expenses before reductions	1,077,466
Less expenses paid indirectly	(23,532)

Net expenses	1,053,934

Net Investment Income/(Loss)	1,649,440

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	30,311
Net realized gains/(losses) on options contracts	(3,883,333)
Change in unrealized appreciation/depreciation on investments	3,825,648

Net Realized/Unrealized Gains/(Losses) on Investments	(27,374)

Change in Net Assets Resulting From Operations	$1,622,066

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Gateway Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$1,649,440	$459,405
Net realized gains/(losses) on investment transactions	(3,853,022)	370,082
Change in unrealized appreciation/depreciation on investments	3,825,648	220,721

Change in net assets resulting from operations	1,622,066	1,050,208

Dividends to Shareholders:
From net investment income	(446,840)	—

Change in net assets resulting from dividends to shareholders	(446,840)	—

Capital Transactions:
Proceeds from shares issued	129,063,847	46,584,624
Proceeds from dividends reinvested	446,840	—
Value of shares redeemed	(13,005,502)	(11,736,376)

Change in net assets resulting from capital transactions	116,505,185	34,848,248

Change in net assets	117,680,411	35,898,456
Net Assets:
Beginning of period	52,115,671	16,217,215

End of period	$169,796,082	$52,115,671

Accumulated net investment income/(loss)	$1,653,291	$458,963

Share Transactions:
Shares issued	11,864,273	4,543,347
Dividends reinvested	40,957	—
Shares redeemed	(1,214,131)	(1,150,647)

Change in shares	10,691,099	3,392,700

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,		April 30, 2010 to December 31, 2010 (a)
	2012	2011
Net Asset Value, Beginning of Period	$10.44	$10.13	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.06	0.09	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	0.37	0.22	0.13

Total from Investment Activities	0.43	0.31	0.20

Dividends to Shareholders From:
Net Investment Income	(0.04)	—	(0.07)

Total Dividends	(0.04)	—	(0.07)

Net Asset Value, End of Period	$10.83	$10.44	$10.13

Total Return(b)	4.15%	3.06%	1.98	%(c)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$169,796	$52,116	$16,217
Net Investment Income/(Loss)(d)	1.74%	1.37%	1.38%
Expenses Before Reductions(d) (e)	1.14%	1.25%	1.59%
Expenses Net of Reductions(d)	1.11%	1.24%	1.25%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)(f)	1.14%	1.25%	1.25%
Portfolio Turnover Rate	5%	12%	28	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Gateway Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Notes to the Financial Statements, continued

December 31, 2012

Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2012, the Fund used written call options and purchased index options to hedge against security prices (equity risk).

A stock index fluctuates with changes in the market values of the stocks included in the index, and therefore options on stock indexes and options on stocks involve elements of equity price risk.

Purchased Options Contracts – The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts – The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

Realized gains and losses are reported as “Net realized gains/(losses) on option contracts” on the Statement of Operations.

The Fund had the following transactions in purchased call and put options during the year ended December 31, 2012:

	Number of Contracts	Cost
Options outstanding at December 31, 2011	399	$809,838
Options purchased	4,823	5,646,212
Options expired	(1,148)	(1,113,113)
Options closed	(2,909)	(3,881,124)

Options outstanding at December 31, 2012	1,165	$1,461,813

The Fund had the following transactions in written call and put options during the year ended December 31, 2012:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	(399)	$(2,417,493)
Options written	(5,895)	(21,859,248)
Options expired	—	—
Options closed	5,129	20,207,849

Options outstanding at December 31, 2012	(1,165)	$(4,068,892)

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Notes to the Financial Statements, continued

December 31, 2012

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statements of Assets and Liabilities Location	Total Fair Value	Statements of Assets and Liabilities Location	Total Fair Value
Equity Contracts	Investment securities, at value (purchased options)	$459,308	Written options	$4,383,540

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/ (Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on options contracts/change in unrealized appreciation/depreciation on investments	$(3,883,333)	$(669,463)

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Gateway Investment Advisers, LLC (“Gateway”), Gateway provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Gateway Fund	0.80%	1.25%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Notes to the Financial Statements, continued

December 31, 2012

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2012, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $1,237 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Notes to the Financial Statements, continued

December 31, 2012

—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

The Fund generally values index options at the average of the closing bid and ask quotations on the principal exchange on which the option is traded and are typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Notes to the Financial Statements, continued

December 31, 2012

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$166,840,645	$—	$—	$166,840,645
Purchased Put Options	459,308	—	—	459,308
Unaffiliated Investment Company	6,397,354	—	—	6,397,354

Total Investment Securities	173,697,307	—	—	173,697,307

Other Financial Instruments:*
Written Call Options	(4,383,540)	—	—	(4,383,540)

Total Investments	$169,313,767	$—	$—	$169,313,767

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts, forward currency contracts and options. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Gateway Fund	$116,545,813	$5,095,709

6.	Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Gateway Fund

Notes to the Financial Statements, continued

December 31, 2012

Cost for federal income tax purposes at December 31, 2012 is $165,305,285. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$8,753,873
Unrealized depreciation	(4,745,391)

Net unrealized appreciation	$4,008,482

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2018
AZL Gateway Fund	$10,170

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Gateway Fund	$1,874,507	$2,673,449	$4,547,956

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Gateway Fund	$446,840	$—	$446,840

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

During the year ended December 31, 2011 there were no dividends paid to shareholders.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Gateway Fund	$1,621,402	$(4,558,126)	$5,325,635	$2,388,911

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Gateway Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser

23

may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and

24

executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

25

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

26

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

27

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

28

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® International Index Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 18

Statement of Operations Page 18

Statements of Changes in Net Assets Page 19

Financial Highlights Page 20

Notes to the Financial Statements Page 21

Report of Independent Registered Public Accounting Firm Page 29

Other Federal Income Tax Information Page 30

Other Information Page 31

Approval of Investment Advisory and Subadvisory Agreements Page 32

Information about the Board of Trustees and Officers Page 36

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® International Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® International Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® International Index Fund returned 18.04%. That compared to a 17.90% total return for its benchmark, the MSCI EAFE Index1.

The Fund attempts to replicate the performance of the MSCI EAFE index, which tracks the performance of 22 international equity markets.

International equities delivered strong returns during the 12-month period, though performance was uneven. Early in the period, equities markets rallied in response to a range of factors, including positive economic indicators in the United States. However, investors later in the period grew concerned about the depth of the European debt crisis-including growing financial issues in countries such as Greece and Spain. Meanwhile, an economic slowdown in China and a disappointing March jobs report in the U.S. fueled additional concerns about the health of the global economy. Equities ended up giving back much of their year-to-date gains by the end of May.

Equity markets rebounded in June as investors anticipated stimulus actions by the world’s central banks. Stock markets advanced through the third quarter as investors responded favorably to an announcement by the European Central Bank to buy unlimited amounts of short-term sovereign debt, and to the U.S. Federal Reserve’s decision to continue purchasing agency mortgage-backed securities until the U.S. unemployment rate improved.

In the fall, concerns resurfaced about the state of the global economy. Investors also responded negatively to the uncertainty surrounding the U.S. presidential election and how the White House and Congress would avoid the so-called “fiscal cliff”—a variety of tax increases and spending cuts scheduled to take effect in January 2013. Still, equities finished the year strongly, rallying from mid-November through the end of the period.

For the 12 months ended December 31, 2012, stocks in all of the 22 developed nations represented in the MSCI EAFE Index posted gains (in USD) with the exception of Israel (-4.68%). Belgium led the index with a return of 39.55%. Stocks in Europe’s core economies—including

Germany (+31.10%) and France (+21.30%)—staged a strong rebound and outperformed markets in the debt-laden peripheral countries, specifically Greece (+4.52%), Portugal (+3.53%) and Spain (+3.00%). Slowing global trade and domestic economic weakness pressured Asian markets, but monetary easing helped Japanese stocks (+8.20%) as a weaker yen benefited the nation’s exporters.

Financials (+33.13%) and consumer discretionary sectors (+24.90%) were the top performing sectors in the benchmark for 2012. Health care stocks (+17.37%) also rebounded after valuations had been pushed down amid regulatory uncertainty. While most of the MSCI EAFE sectors moved higher for the year, energy stocks (-0.17%) lost ground due in part to declining oil prices in the latter part of the year. Telecommunications (-0.99%) was the benchmark’s worst-performing sector during the 12-month period.

Although the fund did invest in derivative instruments during the period, they had no significant impact on performance.*

Past performance does not guarantee future results.

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.

1

AZL® International Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012
	1 Year	3 Year	Since Inception (5/1/09)
AZL® International Index Fund	18.04%	3.32%	11.03%

MSCI EAFE Index (gross of withholding taxes)	17.90%	4.04%	12.34%

MSCI EAFE Index (net of withholding taxes)	17.32%	3.56%	11.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® International Index Fund	0.83%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager and the Fund have entered into a written contact limiting operating expenses, excluding certain expenses (such as interest expense), to 0.77% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL International Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL International Index Fund	$1,000.00	$1,140.50	$4.14	0.77%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL International Index Fund	$1,000.00	$1,021.27	$3.91	0.77%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Country	Percent of net assets (%)
United Kingdom	21.1
Japan	19.1
France	8.8
Australia	8.4
Germany	8.4
Switzerland	8.3
United States	4.4
Hong Kong	3.1
Sweden	3.0

Country	Percent of net assets (%)
Spain	2.9
All other countries	11.4

Total Common Stocks	98.9
Securities Held as Collateral for Securities on Loan	4.2
Unaffiliated Investment Company	0.2

Total Investment Securities	103.3
Net other assets (liabilities)	(3.3)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Common Stocks (98.9%):
Aerospace & Defense (0.8%):
166,869	BAE Systems plc	$916,630
54,588	Cobham plc	198,493
20,770	European Aeronautic Defence & Space Co. NV	813,953
21,585	Finmeccanica SpA*	125,081
39,742	Meggitt plc	247,705
94,865	Rolls-Royce Holdings plc	1,366,624
7,232,236	Rolls-Royce Holdings plc, Preferred Shares*(a)(b)	—
11,792	Safran SA	514,493
77,000	Singapore Technologies Engineering, Ltd.	243,126
4,457	Thales SA	153,845
1,773	Zodiac Aerospace	197,992

		4,777,942

Air Freight & Logistics (0.3%):
46,422	Deutsche Post AG	1,017,795
16,985	TNT Express NV	192,113
36,083	Toll Holdings, Ltd.	172,696
18,800	Yamato Holdings Co., Ltd.	285,913

		1,668,517

Airlines (0.2%):
57,000	All Nippon Airways Co., Ltd.	119,523
59,000	Cathay Pacific Airways, Ltd.	109,537
11,860	Deutsche Lufthansa AG, Registered Shares	222,900
49,798	International Consolidated Airlines Group SA*	147,156
3,035	Japan Airlines Co., Ltd.*	129,926
57,609	Qantas Airways, Ltd.*	90,557
1,200	Ryanair Holdings plc, ADR	41,136
28,000	Singapore Airlines, Ltd.	247,701

		1,108,436

Auto Components (0.9%):
9,300	AISIN SEIKI Co., Ltd.	290,092
32,700	Bridgestone Corp.	847,767
9,318	Compagnie Generale DES Establissements Michelin SCA, Class B	883,274
5,634	Continental AG	651,808
24,400	DENSO Corp.	849,144
83,566	GKN plc	311,757
5,000	Koito Manufacturing Co., Ltd.	72,926
9,000	NGK Spark Plug Co., Ltd.	119,625
7,800	NHK SPRING Co., Ltd.	64,288
5,300	NOK Corp.	82,122
5,798	Nokian Renkaat OYJ	233,277
12,581	Pirelli & C. SpA^	144,325
7,400	Stanley Electric Co., Ltd.	105,356
8,700	Sumitomo Rubber Industries, Ltd.	105,134

Shares		Fair Value

Common Stocks, continued
Auto Components, continued
3,700	Toyoda Gosei Co., Ltd.	$75,286
3,100	Toyota Boshoku Corp.^	35,965
8,400	Toyota Industries Corp.	268,179

		5,140,325

Automobiles (3.6%):
2,488	Bayerische Motoren Werke AG (BMW), Preferred Shares	160,761
16,945	Bayerische Motoren Werke AG (BMW)	1,634,024
10,000	Daihatsu Motor Co., Ltd.	197,830
45,901	Daimler AG, Registered Shares	2,507,965
44,823	Fiat SpA*^	226,382
29,000	Fuji Heavy Industries, Ltd.	365,210
82,600	Honda Motor Co., Ltd.	3,045,033
60,000	Isuzu Motors, Ltd.	357,473
139,000	Mazda Motor Corp.*	283,890
193,000	Mitsubishi Motors Corp.*	199,534
126,600	Nissan Motor Co., Ltd.	1,201,825
7,890	Porsche Automobil Holding SE, Preferred Shares	642,855
12,918	PSA Peugeot Citroen SA*^	95,752
9,919	Renault SA	547,188
18,300	Suzuki Motor Corp.	478,477
140,200	Toyota Motor Corp.	6,545,189
1,496	Volkswagen AG	321,353
7,401	Volkswagen AG, Preferred Shares	1,683,581
14,800	Yamaha Motor Co., Ltd.	164,081

		20,658,403

Beverages (2.6%):
40,844	Anheuser-Busch InBev NV	3,568,895
19,400	Asahi Breweries, Ltd.	411,296
5,425	Carlsberg A/S, Class B	533,432
28,818	Coca-Cola Amatil, Ltd.	405,064
10,458	Coca-Cola Hellenic Bottling Co. SA	247,384
3,100	Coca-Cola West Co., Ltd.	47,737
30,541	DE Master Blenders 1753 NV*	355,214
127,780	Diageo plc	3,719,412
5,181	Heineken Holding NV	283,766
11,802	Heineken NV	787,138
44,000	Kirin Holdings Co., Ltd.^	517,108
10,863	Pernod Ricard SA	1,277,201
1,082	Remy Cointreau SA	118,272
48,656	SABMiller plc	2,289,784
33,271	Treasury Wine Estates, Ltd.	163,809

		14,725,512

Biotechnology (0.4%):
5,525	Actelion, Ltd., Registered Shares	265,460
25,647	CSL, Ltd.	1,448,497

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Biotechnology, continued
7,704	Grifols SA*	$271,022
644	Prothena Corp. plc	4,724

		1,989,703

Building Products (0.5%):
51,000	Asahi Glass Co., Ltd.^	370,597
16,701	Assa Abloy AB, Class B	629,169
20,366	Compagnie de Saint-Gobain	871,333
11,900	Daikin Industries, Ltd.	408,960
1,835	Geberit AG, Registered Shares	406,340
13,900	JS Group Corp.	309,592
15,000	TOTO, Ltd.	112,694

		3,108,685

Capital Markets (1.9%):
49,956	3i Group plc	174,608
44,490	Aberdeen Asset Management plc	263,778
64,182	Credit Suisse Group AG, Registered Shares	1,610,853
84,300	Daiwa Securities Group, Inc.	469,606
47,562	Deutsche Bank AG, Registered Shares	2,071,924
28,305	ICAP plc	144,786
27,684	Investec plc	188,527
10,766	Julius Baer Group, Ltd.	387,452
16,197	Macquarie Group, Ltd.	602,226
24,449	Mediobanca SpA	151,427
185,900	Nomura Holdings, Inc.	1,097,795
891	Partners Group Holding AG^	205,852
9,460	Ratos AB, B Shares	91,163
11,690	SBI Holdings, Inc.	104,362
5,563	Schroders plc	156,266
184,595	UBS AG, Registered Shares^	2,903,766

		10,624,391

Chemicals (3.7%):
15,804	Air Liquide SA	1,980,278
8,000	Air Water, Inc.	101,845
12,201	Akzo Nobel NV	805,017
3,152	Arkema, Inc.	331,377
66,000	Asahi Kasei Corp.	389,820
46,725	BASF SE	4,391,246
6,883	Croda International plc	266,622
14,000	Daicel Chemical Industries, Ltd.	92,650
22,000	Denki Kagaku Kogyo Kabushiki Kaisha	75,310
422	Ems-Chemie Holding AG^	99,559
430	Givaudan SA, Registered Shares^	456,001
5,400	Hitachi Chemical Co., Ltd.	80,501
82,004	Incitec Pivot, Ltd.	278,600
23,192	Israel Chemicals, Ltd.	279,646
121	Israel Corp., Ltd. (The)	79,476
10,649	Johnson Matthey plc	408,914

Shares		Fair Value

Common Stocks, continued
Chemicals, continued
9,500	JSR Corp.	$179,504
8,778	K+S AG, Registered Shares	405,789
15,000	Kaneka Corp.	75,454
11,000	Kansai Paint Co., Ltd.	118,494
7,936	Koninklijke DSM NV	477,965
17,900	Kuraray Co., Ltd.	234,396
4,266	Lanxess AG	373,048
9,472	Linde AG	1,651,629
71,000	Mitsubishi Chemical Holdings Corp.	354,223
20,000	Mitsubishi Gas Chemical Co., Inc.	122,564
43,000	Mitsui Chemicals, Inc.	112,336
8,300	Nitto Denko Corp.	408,435
12,651	Novozymes A/S, B Shares	358,081
18,558	Orica, Ltd.	487,892
21,000	Shin-Etsu Chemical Co., Ltd.	1,282,890
72,000	Showa Denko K.K.^	110,112
106	Sika AG, Bearer Shares^	245,735
3,072	Solvay SA	442,168
75,000	SUMITOMO CHEMICAL Co., Ltd.	236,669
4,736	Syngenta AG, Registered Shares^	1,910,944
12,000	Taiyo Nippon Sanso Corp.	68,562
48,000	Teijin, Ltd.	118,407
75,000	TORAY INDUSTRIES, Inc.	457,412
48,000	Ube Industries, Ltd.	115,453
5,898	Umicore	325,184
9,576	Yara International ASA	475,501

		21,265,709

Commercial Banks (12.8%):
31,000	Aozora Bank, Ltd.	95,268
138,043	Australia & New Zealand Banking Group, Ltd.	3,613,204
357,240	Banca Monte dei Paschi di Siena SpA*^	110,310
276,626	Banco Bilbao Vizcaya Argentaria SA	2,539,234
141,482	Banco de Sabadell SA*^	374,848
97,520	Banco Espirito Santo SA*	117,711
88,522	Banco Popolare Societa Cooperativa*	148,155
267,884	Banco Popular Espanol SA	206,416
524,842	Banco Santander SA	4,231,364
55,152	Bank Hapoalim BM*	237,316
65,700	Bank Leumi Le*	224,703
68,400	Bank of East Asia, Ltd. (The)	264,774
17,000	Bank of Kyoto, Ltd. (The)	143,055
63,000	Bank of Yokohama, Ltd. (The)	292,486
50,462	Bankia SA*^	25,790
144	Banque Cantonale Vaudoise, Registered Shares^	76,465

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Commercial Banks, continued
591,901	Barclays plc	$2,555,653
19,668	Bendigo and Adelaide Bank, Ltd.	175,327
50,796	BNP Paribas SA	2,862,901
189,000	BOC Hong Kong Holdings, Ltd.	592,966
37,000	Chiba Bank, Ltd. (The)	216,512
9,000	Chugoku Bank, Ltd. (The)	125,658
159,030	Chuo Mitsui Trust Holdings, Inc.	558,841
194,309	Commerzbank AG*	369,738
81,062	Commonwealth Bank of Australia	5,264,286
51,583	Credit Agricole SA*	418,760
41,370	Criteria Caixacorp SA^	144,612
33,828	Danske Bank A/S*	575,174
93,000	DBS Group Holdings, Ltd.	1,138,771
50,148	DnB NOR ASA	639,480
10,722	Erste Group Bank AG*	342,803
40,000	Fukuoka Financial Group, Inc.	160,126
20,000	Gunma Bank, Ltd. (The)	97,325
22,000	Hachijuni Bank, Ltd. (The)	110,455
39,300	Hang Seng Bank, Ltd.	607,139
25,000	Hiroshima Bank, Ltd. (The)	104,767
933,232	HSBC Holdings plc	9,869,080
515,905	Intesa Sanpaolo	892,416
43,250	Intesa Sanpaolo	61,346
14,000	Iyo Bank, Ltd. (The)	110,516
33,000	Joyo Bank, Ltd. (The)	155,973
11,789	KBC Groep NV	410,300
2,159,935	Lloyds Banking Group plc*	1,730,439
646,600	Mitsubishi UFJ Financial Group, Inc.	3,480,048
5,964	Mizrahi Tefahot Bank, Ltd.*	61,628
1,169,339	Mizuho Financial Group, Inc.	2,139,843
115,350	National Australia Bank, Ltd.	3,015,984
49,437	Natixis	171,015
35,000	NISHI-NIPPON CITY BANK, Ltd. (The)	86,237
133,234	Nordea Bank AB	1,276,587
132,000	Oversea-Chinese Banking Corp., Ltd.	1,062,330
2,377	Raiffeisen International Bank-Holding AG^	99,350
96,287	Resona Holdings, Inc.	436,623
107,363	Royal Bank of Scotland Group plc*	578,153
25,800	Seven Bank, Ltd.	67,972
76,000	Shinsei Bank, Ltd.	152,203
27,000	Shizuoka Bank, Ltd. (The)	263,741
72,371	Skandinaviska Enskilda Banken AB, Class A	617,430
35,943	Societe Generale*	1,351,815
121,588	Standard Chartered plc	3,081,607
68,669	Sumitomo Mitsui Financial Group, Inc.	2,495,110

Shares		Fair Value

Common Stocks, continued
Commercial Banks, continued
9,000	Suruga Bank, Ltd.	$110,571
25,385	Svenska Handelsbanken AB, A Shares	909,957
40,713	Swedbank AB, A Shares	801,530
44,063	UBI Banca — Unione di Banche Italiane SCPA	205,502
206,336	UniCredit SpA*	1,018,791
65,000	United Overseas Bank, Ltd.	1,064,903
156,683	Westpac Banking Corp.	4,282,415
9,500	Wing Hang Bank, Ltd.	100,027
11,000	Yamaguchi Financial Group, Inc.	97,203

		72,021,038

Commercial Services & Supplies (0.6%):
13,651	Aggreko plc	391,427
18,563	Babcock International Group plc	288,029
79,963	Brambles, Ltd.	636,200
28,000	Dai Nippon Printing Co., Ltd.	219,466
8,587	Edenred	267,000
73,345	G4S plc	306,216
5,000	Park24 Co., Ltd.	78,865
10,900	SECOM Co., Ltd.	549,448
15,633	Securitas AB, B Shares	137,386
25,280	Serco Group plc	217,604
1,491	Societe BIC SA	177,969
28,000	TOPPAN PRINTING Co., Ltd.	172,545

		3,442,155

Communications Equipment (0.4%):
192,409	Nokia OYJ^	756,582
153,539	Telefonaktiebolaget LM Ericsson, B Shares	1,545,037

		2,301,619

Computers & Peripherals (0.3%):
94,000	Fujitsu, Ltd.	394,743
3,970	Gemalto NV	359,388
121,000	NEC Corp.*	254,830
203,000	Toshiba Corp.	802,843

		1,811,804

Construction & Engineering (0.7%):
7,109	ACS, Actividades de Construccion y Servicios SA	181,913
33,846	Balfour Beatty plc	151,229
9,840	Bouygues SA	290,115
8,000	Chiyoda Corp.	114,571
20,604	Ferrovial SA	303,754
1,489	Hochtief AG*	86,509
10,000	JGC Corp.	311,577
42,000	Kajima Corp.	138,742
6,000	Kinden Corp.	38,911
3,862	Koninklijke Boskalis Westminster NV^	176,046

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Construction & Engineering, continued
7,360	Leighton Holdings, Ltd.^	$138,438
34,000	Obayashi Corp.	191,414
30,000	Shimizu Corp.	112,845
19,602	Skanska AB, B Shares	322,655
51,000	TAISEI Corp.	168,627
23,563	Vinci SA	1,121,292

		3,848,638

Construction Materials (0.6%):
39,357	Boral, Ltd.	180,987
36,991	CRH plc	767,508
35,917	Fletcher Building, Ltd.	251,205
7,131	HeidelbergCement AG	431,967
11,733	Holcim, Ltd., Registered Shares	864,407
1,754	Imerys SA	113,797
21,960	James Hardie Industries SE	212,393
9,604	Lafarge SA	615,337
59,000	Taiheiyo Cement Corp.	162,381

		3,599,982

Consumer Finance (0.1%):
2,070	ACOM Co., Ltd.*	59,549
3,700	Aeon Credit Service Co., Ltd.^	74,717
8,400	Credit Saison Co., Ltd.	210,092

		344,358

Containers & Packaging (0.2%):
61,270	Amcor, Ltd.	517,964
45,278	Rexam plc	318,124
8,000	Toyo Seikan Kaisha, Ltd.	107,789

		943,877

Distributors (0.1%):
5,000	Jardine Cycle & Carriage, Ltd.	198,990
302,000	Li & Fung, Ltd.^	542,561

		741,551

Diversified Consumer Services (0.0%):
3,300	Benesse Holdings, Inc.	136,803

Diversified Financial Services (1.2%):
8,898	ASX, Ltd.	290,223
74,028	BGP Holdings plc*(a)(b)	—
9,798	Deutsche Boerse AG	597,963
1,515	Eurazeo	73,489
3,496	EXOR SpA	88,076
110,000	First Pacific Co., Ltd.	121,451
4,149	Groupe Bruxelles Lambert SA	327,046
12,202	Hargreaves Lansdown plc	135,570
52,400	Hong Kong Exchanges & Clearing, Ltd.	902,748
6,331	Industrivarden AB, C Shares	105,337
193,710	ING Groep NV*	1,852,179
23,391	Investor AB, B Shares	613,783
10,342	Kinnevik Investment AB, Class B	216,197

Shares		Fair Value

Common Stocks, continued
Diversified Financial Services, continued
9,355	London Stock Exchange Group plc	$163,381
2,970	Mitsubishi UFJ Lease & Finance Co., Ltd.	127,759
5,360	ORIX Corp.	604,921
1,327	Pargesa Holding SA^	91,855
6,655	Pohjola Bank plc	99,368
43,000	Singapore Exchange, Ltd.	249,359

		6,660,705

Diversified Telecommunication Services (3.1%):
7,340	Belgacom SA	216,333
101,793	Bezeq The Israeli Telecommunication Corp., Ltd.	117,576
402,955	BT Group plc	1,518,698
142,784	Deutsche Telekom AG, Registered Shares	1,622,018
7,163	Elisa OYJ	160,047
93,223	France Telecom SA	1,043,849
115,000	HKT Trust & HKT, Ltd.	112,850
1,190	Iliad SA	204,817
23,061	Inmarsat plc	222,576
51,468	Koninklijke (Royal) KPN NV	254,491
22,276	Nippon Telegraph & Telephone Corp.	935,893
210,000	PCCW, Ltd.	92,500
30,963	Portugal Telecom SGPS SA, Registered Shares	154,868
406,000	Singapore Telecommunications, Ltd.	1,104,456
1,194	Swisscom AG, Registered Shares	515,104
25,251	TDC A/S	178,972
15,915	Tele2 AB, B Shares	288,770
91,680	Telecom Corp. of New Zealand, Ltd.	173,296
303,854	Telecom Italia SpA	240,413
474,934	Telecom Italia SpA	429,255
207,900	Telefonica SA	2,822,699
10,348	Telekom Austria AG	78,297
3,024	Telenet Group Holding NV	140,491
35,249	Telenor ASA	716,421
109,002	TeliaSonera AB	742,805
220,097	Telstra Corp., Ltd.	1,002,407
66,592	Vivendi	1,499,460
6,165	Ziggo NV	199,224

		16,788,586

Electric Utilities (1.9%):
1,332	Acciona SA	100,997
24,000	Cheung Kong Infrastructure Holdings, Ltd.	147,437

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Electric Utilities, continued
32,800	Chubu Electric Power Co., Inc.	$437,737
15,300	Chugoku Electric Power Co., Inc. (The)	239,974
93,000	CLP Holdings, Ltd.	780,971
19,882	Contact Energy, Ltd.	85,774
92,212	E.ON AG	1,717,031
98,342	EDP — Energias de Portugal SA	295,571
12,609	Electricite de France	236,294
330,954	Enel SpA	1,376,739
22,683	Fortum OYJ	426,517
9,600	Hokkaido Electric Power Co., Inc.	116,594
8,900	Hokuriku Electric Power Co.	105,242
71,500	Hongkong Electric Holdings, Ltd.	612,782
204,269	Iberdrola SA	1,138,953
37,600	Kansai Electric Power Co., Inc. (The)	395,122
21,500	Kyushu Electric Power Co., Inc.	245,473
3,430	Oesterreichische Elektrizitaetswirtschafts AG, Class A	84,937
5,557	Red Electrica Corporacion SA	274,527
47,795	Scottish & Southern Energy plc	1,104,420
8,400	Shikoku Electric Power Co., Inc.	133,988
86,670	SP AusNet	99,518
66,602	Terna — Rete Elettrica Nationale SpA	266,697
22,600	Tohoku Electric Power Co., Inc.*	210,352
72,900	Tokyo Electric Power Co., Inc. (The)*	174,757

		10,808,404

Electrical Equipment (1.3%):
110,989	ABB, Ltd.^	2,305,195
10,503	Alstom SA	430,332
30,000	Fuji Electric Holdings Co., Ltd.	74,021
36,000	Furukawa Electric Co., Ltd. (The)*	80,902
19,000	GS Yuasa Corp.^	76,489
12,221	Legrand SA	515,751
1,100	MABUCHI MOTOR Co., Ltd.	46,905
99,000	Mitsubishi Electric Corp.	842,779
5,600	Nidec Corp.^	327,516
10,338	Prysmian SpA	209,136
26,894	Schneider Electric SA	2,005,622
38,500	Sumitomo Electric Industries, Ltd.	445,607
6,000	Ushio, Inc.	65,541

		7,425,796

Shares		Fair Value

Common Stocks, continued
Electronic Equipment, Instruments & Components (1.1%):
14,500	Citizen Holdings Co., Ltd.	$76,663
23,600	Fujifilm Holdings Corp.	475,424
3,700	Hamamatsu Photonics K.K.	133,508
11,938	Hexagon AB, B Shares	300,228
1,500	HIROSE ELECTRIC Co., Ltd.	179,617
3,500	Hitachi High-Technologies Corp.	72,423
235,100	Hitachi, Ltd.	1,383,834
22,500	HOYA Corp.	443,078
5,800	IBIDEN Co., Ltd.	92,599
2,270	Keyence Corp.	626,608
7,700	KYOCERA Corp.	698,367
10,300	Murata Manufacturing Co., Ltd.	607,586
19,000	Nippon Electric Glass Co., Ltd.	107,974
10,300	Omron Corp.	247,016
5,841	Rexel SA	119,340
12,000	Shimadzu Corp.	80,966
6,200	TDK Corp.^	225,496
12,000	Yaskawa Electric Corp.	115,754
10,600	Yokogawa Electric Corp.	115,331

		6,101,812

Energy Equipment & Services (0.9%):
8,641	Aker Solutions ASA	177,884
15,778	AMEC plc	258,101
7,957	Compagnie Generale de Geophysique-Veritas*	239,786
3,450	Fugro NV	202,080
13,460	Petrofac, Ltd.	364,612
13,541	Saipem SpA	525,296
18,035	Seadrill, Ltd.	664,923
14,264	Subsea 7 SA	341,284
5,206	Technip-Coflexip SA	599,294
24,273	Tenaris SA	505,938
18,401	Transocean, Ltd.	822,409
10,332	WorleyParsons, Ltd.	254,820

		4,956,427

Food & Staples Retailing (2.1%):
30,900	Aeon Co., Ltd.	353,266
30,870	Carrefour SA	799,302
2,830	Casino Guichard-Perrachon SA	272,199
3,828	Colruyt SA	190,043
5,417	Delhaize Group	216,955
30,395	Distribuidora Internacional de Alimentacion SA	195,285
3,000	FamilyMart Co., Ltd.	123,514
63,401	J Sainsbury plc	356,665
11,089	Jeronimo Martins SGPS SA	213,956
3,399	Kesko OYJ, B Shares	111,400
50,703	Koninklijke Ahold NV	673,397
3,000	LAWSON, Inc.^	203,955
46,911	Metcash, Ltd.^	163,326

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Food & Staples Retailing, continued
6,879	Metro AG	$190,674
26,605	Olam International, Ltd.*(a)(b)	—
85,000	Olam International, Ltd.^	109,046
38,500	Seven & I Holdings Co., Ltd.	1,083,768
408,956	Tesco plc	2,246,172
51,166	Wesfarmers, Ltd.	1,973,927
115,029	William Morrison Supermarkets plc	491,919
62,634	Woolworths, Ltd.	1,913,882

		11,882,651

Food Products (3.9%):
33,000	Ajinomoto Co., Inc.	436,702
4,374	Aryzta AG	224,483
18,350	Associated British Foods plc	467,007
100	Barry Callebaut AG, Registered Shares^	96,589
800	Calbee, Inc.	56,321
29,371	Danone SA	1,940,311
365,382	Golden Agri-Resources, Ltd.	196,755
7,694	Kerry Group plc, Class A	408,359
8,000	Kikkoman Corp.	114,300
44	Lindt & Spruengli AG	143,544
5	Lindt & Spruengli AG, Registered Shares	188,741
3,226	Meiji Holdings Co., Ltd.	139,848
164,254	Nestle SA, Registered Shares	10,708,035
9,000	Nippon Meat Packers, Inc.	123,926
9,000	Nisshin Seifun Group, Inc.	112,637
2,900	Nissin Foods Holdings Co., Ltd.	109,981
4,196	Suedzucker AG	171,675
24,329	Tate & Lyle plc	301,640
4,000	Toyo Suisan Kaisha, Ltd.	106,620
82,969	Unilever NV	3,130,377
65,329	Unilever plc	2,479,355
95,000	Wilmar International, Ltd.	262,637
4,900	Yakult Honsha Co., Ltd.^	214,748
6,000	Yamazaki Baking Co., Ltd.^	66,833

		22,201,424

Gas Utilities (0.5%):
42,471	APA Group^	245,095
9,813	Enagas	209,965
18,154	Gas Natural SDG SA	331,924
268,934	Hong Kong & China Gas Co., Ltd.	741,104
94,000	Osaka Gas Co., Ltd.	341,490
86,684	Snam Rete Gas SpA	403,040
21,000	Toho Gas Co., Ltd.	112,747
125,000	Tokyo Gas Co., Ltd.	571,593

		2,956,958

Shares		Fair Value

Common Stocks, continued
Health Care Equipment & Supplies (0.7%):
2,906	Cochlear, Ltd.^	$240,352
5,860	Coloplast A/S, Class B^	287,241
18,800	Elekta AB, B Shares^	296,605
10,368	Essilor International SA Cie Generale d’Optique	1,051,097
10,309	Getinge AB, B Shares	349,387
10,900	Olympus Co., Ltd.*	211,597
46,280	Smith & Nephew plc	512,083
2,551	Sonova Holding AG, Registered Shares^	282,695
3,800	Sysmex Corp.	174,132
7,800	Terumo Corp.	309,973
1,418	William Demant Holding A/S*	121,714

		3,836,876

Health Care Providers & Services (0.4%):
2,100	Alfresa Holdings Corp.	82,080
3,957	Celesio AG	68,138
10,826	Fresenius Medical Care AG & Co., KGaA	747,907
6,366	Fresenius SE & Co. KGaA	732,599
7,600	Medipal Holdings Corp.	83,753
2,800	Miraca Holdings, Inc.	112,760
6,464	Ramsay Health Care, Ltd.	183,600
19,374	Sonic Healthcare, Ltd.	270,471
3,600	Suzuken Co., Ltd.	101,467

		2,382,775

Health Care Technology (0.0%):
32	M3, Inc.	50,876

Hotels, Restaurants & Leisure (1.1%):
7,574	Accor SA	271,653
9,360	Carnival plc	361,769
93,917	Compass Group plc	1,110,559
20,141	Crown, Ltd.	224,313
38,954	Echo Entertainment Group, Ltd.	140,426
2,846	Flight Centre, Ltd.^	80,690
107,000	Galaxy Entertainment Group, Ltd.*	426,821
305,757	Genting Singapore plc^	349,957
14,026	InterContinental Hotels Group plc	394,372
3,429	McDonald’s Holdings Co., Ltd.^	90,466
52,400	MGM China Holdings, Ltd.	96,307
10,744	OPAP SA	76,952
2,600	Oriental Land Co., Ltd.	314,236
124,900	Sands China, Ltd.	559,490
81,333	Shangri-La Asia, Ltd.	163,891
100,000	SJM Holdings, Ltd.	235,333
30,318	Sky City Entertainment Group, Ltd.	95,151
4,654	Sodexo	389,940

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Hotels, Restaurants & Leisure, continued
39,804	Tabcorp Holdings, Ltd.	$127,176
71,081	Tatts Group, Ltd.	223,750
22,438	Tui Travel plc	104,404
9,185	Whitbread plc	366,117
80,400	Wynn Macau, Ltd.*	221,584

		6,425,357

Household Durables (0.5%):
12,300	Casio Computer Co., Ltd.^	107,880
12,339	Electrolux AB, Series B	324,214
21,564	Husqvarna AB, B Shares^	130,775
112,100	Panasonic Corp.^	681,238
1,700	Rinnai Corp.	115,519
22,000	Sekisui Chemical Co., Ltd.	190,556
28,000	Sekisui House, Ltd.	306,542
53,000	Sharp Corp.^	185,897
51,600	Sony Corp.	577,476

		2,620,097

Household Products (0.6%):
9,123	Henkel AG & Co. KGaA, Preferred Shares	749,124
6,682	Henkel AG & Co. KGaA	457,605
33,119	Reckitt Benckiser Group plc	2,074,371
5,700	Unicharm Corp.	296,773

		3,577,873

Independent Power Producers & Energy Traders (0.1%):
5,900	Electric Power Development Co., Ltd.	139,886
91,779	Enel Green Power SpA^	171,629

		311,515

Industrial Conglomerates (1.7%):
222	Delek Group, Ltd.	52,311
47,000	Fraser & Neave, Ltd.	374,191
60,000	Hankyu Hanshin Holdings, Inc.	309,806
107,000	Hutchison Whampoa, Ltd.	1,135,125
73,200	Keppel Corp., Ltd.	665,322
52,593	Koninklijke Philips Electronics NV	1,410,821
77,500	NWS Holdings, Ltd.	132,283
39,074	Orkla ASA	342,217
49,000	SembCorp Industries, Ltd.	213,565
41,833	Siemens AG, Registered Shares	4,546,297
20,354	Smiths Group plc	400,568
1,757	Wendel	181,877

		9,764,383

Insurance (5.0%):
10,385	Admiral Group plc	198,830
90,504	AEGON NV	576,700
11,578	Ageas NV	345,399
554,600	AIA Group, Ltd.	2,210,396

Shares		Fair Value

Common Stocks, continued
Insurance, continued
23,180	Allianz SE, Registered Shares+	$3,210,915
148,722	AMP, Ltd.	755,756
59,954	Assicurazioni Generali SpA	1,093,480
149,691	Aviva plc	903,512
90,485	AXA SA	1,636,503
2,394	Baloise Holding AG, Registered Shares^	208,979
7,892	CNP Assurances	120,200
435	Dai-ichi Life Insurance Co., Ltd. (The)	612,171
6,753	Delta Lloyd NV	112,373
10,566	Gjensidige Forsikring ASA	152,119
3,062	Hannover Rueckversicherung AG, Registered Shares	238,303
107,922	Insurance Australia Group, Ltd.	530,622
302,598	Legal & General Group plc	730,422
37,231	Mapfre SA^	114,899
26,011	MS&AD Insurance Group Holdings, Inc.	519,750
9,178	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	1,647,665
19,125	NKSJ Holdings, Inc.	407,372
250,355	Old Mutual plc	743,512
130,825	Prudential plc	1,825,150
60,732	QBE Insurance Group, Ltd.	694,944
72,476	Resolution, Ltd.	289,271
180,765	RSA Insurance Group plc	364,783
21,423	Sampo OYJ, A Shares	692,664
8,601	SCOR SE	231,894
8,600	Sony Financial Holdings, Inc.	154,725
120,768	Standard Life plc	644,960
66,008	Suncorp-Metway, Ltd.	701,622
1,504	Swiss Life Holding AG, Registered Shares	200,784
18,025	Swiss Re AG	1,315,901
29,436	T&D Holdings, Inc.	358,829
35,400	Tokio Marine Holdings, Inc.	987,193
1,259	Tryg A/S	95,202
2,104	Vienna Insurance Group Weiner Staeditische Versicherung AG	112,854
7,542	Zurich Insurance Group AG^	2,017,220

		27,757,874

Internet & Catalog Retail (0.1%):
36,600	Rakuten, Inc.	285,482

Internet Software & Services (0.1%):
5,300	DeNA Co., Ltd.^	174,299
5,200	Gree, Inc.	80,638
4,861	United Internet AG, Registered Shares	104,913

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Internet Software & Services, continued
756	Yahoo! Japan Corp.	$244,735

		604,585

IT Services (0.3%):
15,949	Amadeus IT Holding SA, A Shares	400,183
2,825	Atos Origin SA	201,274
7,725	Cap Gemini SA	336,616
22,883	Computershare, Ltd.	215,424
1,200	Itochu Techno-Solutions Corp.	49,459
5,200	Nomura Research Institute, Ltd.	107,660
67	NTT Data Corp.	209,517
900	Otsuka Corp.	68,106

		1,588,239

Leisure Equipment & Products (0.2%):
9,300	Namco Bandai Holdings, Inc.	120,633
17,100	Nikon Corp.	504,939
2,600	Sankyo Co., Ltd.	102,900
9,900	Sega Sammy Holdings, Inc.	167,237
3,900	Shimano, Inc.	248,717
8,900	Yamaha Corp.	94,275

		1,238,701

Life Sciences Tools & Services (0.1%):
2,763	Lonza Group AG, Registered Shares^	149,485
12,023	QIAGEN NV*	218,032

		367,517

Machinery (2.9%):
16,428	Alfa Laval AB	344,500
19,000	AMADA Co., Ltd.	123,651
3,752	Andritz AG	241,032
33,558	Atlas Copco AB, A Shares	929,411
20,114	Atlas Copco AB, B Shares	493,701
9,700	Fanuc, Ltd.	1,804,161
43,905	Fiat Industrial SpA	481,341
8,762	GEA Group AG	282,970
12,000	Hino Motors, Ltd.	107,626
5,500	Hitachi Construction Machinery Co., Ltd.^	115,477
68,000	IHI Corp.	174,817
16,486	IMI plc	293,170
42,415	Invensys plc	230,406
15,000	Japan Steel Works, Ltd. (The)	97,190
11,200	JTEKT Corp.	106,829
72,000	Kawasaki Heavy Industries, Ltd.	195,699
47,600	Komatsu, Ltd.	1,218,270
7,893	Kone OYJ, B Shares	584,392
56,000	Kubota Corp.	643,295
5,900	Kurita Water Industries, Ltd.	129,651

Shares		Fair Value

Common Stocks, continued
Machinery, continued
5,600	Makita Corp.	$260,514
2,161	MAN AG	231,047
63,542	Melrose Industries plc	236,688
6,505	Metso Corp. OYJ	283,344
156,000	Mitsubishi Heavy Industries, Ltd.	754,516
5,200	Nabtesco Corp.^	115,094
14,000	NGK INSULATORS, Ltd.	164,674
24,000	NSK, Ltd.	171,061
51,269	Sandvik AB	824,396
16,551	Scania AB, B Shares	344,385
1,097	Schindler Holding AG, Registered Shares	155,522
2,368	Schindler Holding AG	342,131
43,000	SembCorp Marine, Ltd.^	163,749
20,141	SKF AB, B Shares	509,890
2,700	SMC Corp.	489,901
1,254	Sulzer AG, Registered Shares	198,786
30,000	Sumitomo Heavy Industries, Ltd.	143,310
5,900	THK Co., Ltd.	106,039
5,315	Vallourec SA	277,339
71,130	Volvo AB, B Shares	981,307
8,611	Wartsila Corp. OYJ^	380,816
11,052	Weir Group plc (The)	342,995
104,250	Yangzijiang Shipbuilding Holdings, Ltd.^	82,616
7,712	Zardoya Otis SA^	111,144

		16,268,853

Marine (0.3%):
27	A.P. Moller — Maersk A/S, Class A	192,302
68	A.P. Moller — Maersk A/S, Class B	520,576
2,635	Kuehne & Nagel International AG, Registered Shares	320,769
53,000	Mitsui O.S.K. Lines, Ltd.	157,968
82,000	Nippon Yusen Kabushiki Kaisha	193,018
12,000	Orient Overseas International, Ltd.	79,015

		1,463,648

Media (1.2%):
1,945	Axel Springer AG	82,999
54,437	British Sky Broadcasting Group plc	679,914
9,277	Dentsu, Inc.	249,239
6,975	Eutelsat Communications	231,570
1,150	Hakuhodo DY Holdings, Inc.	74,453
190,402	ITV plc	326,589
3,622	JC Decaux SA	87,403
110	Jupiter Telecommunications Co., Ltd.	136,661

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Media, continued
4,488	Kabel Deutschland Holding AG	$335,567
6,178	Lagardere S.C.A.	209,749
41,619	Pearson plc	813,496
4,648	ProSiebenSat.1 Media AG, Preferred Shares	130,775
9,078	Publicis Groupe	543,853
35,101	Reed Elsevier NV	519,997
62,762	Reed Elsevier plc	658,891
14,836	SES	429,140
55,000	Singapore Press Holdings, Ltd.^	182,020
5,900	Toho Co., Ltd.	103,929
15,705	Wolters Kluwer NV	324,710
64,835	WPP plc	942,375

		7,063,330

Metals & Mining (5.1%):
121,635	Alumina, Ltd.	117,590
71,148	Anglo American plc	2,270,795
20,062	Antofagasta plc	445,724
47,840	ArcelorMittal	828,067
107,148	BHP Billiton plc	3,764,533
163,776	BHP Billiton, Ltd.	6,394,394
13,613	Boliden AB	258,861
15,000	Daido Steel Co., Ltd.	75,305
12,730	Eurasian Natural Resource Corp.	61,235
16,017	Evraz plc	70,686
70,208	Fortescue Metals Group, Ltd.^	348,240
9,353	Fresnillo plc	290,167
194,909	Glencore International plc	1,135,692
8,000	Hitachi Metals, Ltd.	67,664
21,724	Iluka Resources, Ltd.^	210,470
25,100	JFE Holdings, Inc.	473,287
11,153	Kazakhmys plc	146,636
129,000	Kobe Steel, Ltd.*	164,748
2,600	Maruichi Steel Tube, Ltd.	59,551
60,000	Mitsubishi Materials Corp.	204,548
39,192	Newcrest Mining, Ltd.	914,790
388,480	Nippon Steel Corp.	955,743
46,105	Norsk Hydro ASA	234,966
15,853	OZ Minerals, Ltd.	112,852
4,416	Randgold Resources, Ltd.	435,155
67,987	Rio Tinto plc	3,961,144
21,872	Rio Tinto, Ltd.	1,522,004
2,080	Salzgitter AG	108,377
7,915	Sims Metal Management, Ltd.	77,149
26,000	Sumitomo Metal & Mining Co., Ltd.	366,961
19,526	ThyssenKrupp AG	458,736
5,334	Vedanta Resources plc	104,235
5,410	Voestalpine AG	198,912
107,562	Xstrata plc	1,912,804
2,000	YAMATO KOGYO Co., Ltd.	58,553

		28,810,574

Shares		Fair Value

Common Stocks, continued
Multiline Retail (0.4%):
2,700	Don Quijote Co., Ltd.	$98,930
26,712	Harvey Norman Holdings, Ltd.^	53,055
18,000	Isetan Mitsukoshi Holdings, Ltd.	175,226
24,000	J. FRONT RETAILING Co., Ltd.	132,344
80,653	Marks & Spencer Group plc	502,768
11,600	MARUI GROUP Co., Ltd.	92,836
8,383	Next plc	517,324
3,844	Pinault Printemps Redoute	716,374
12,000	Takashimaya Co., Ltd.	85,542

		2,374,399

Multi-Utilities (1.2%):
27,739	AGL Energy, Ltd.	445,344
263,450	Centrica plc	1,430,938
65,360	GDF Suez	1,346,518
184,984	National Grid plc	2,118,553
1,990	RWE AG, Preferred Shares	75,047
25,052	RWE AG	1,034,097
14,331	Suez Environnement Co.	172,780
17,501	Veolia Environnement	213,311

		6,836,588

Office Electronics (0.5%):
12,900	Brother Industries, Ltd.^	139,206
57,500	Canon, Inc.^	2,255,665
25,500	Konica Minolta Holdings, Inc.	183,746
33,000	Ricoh Co., Ltd.^	350,651

		2,929,268

Oil, Gas & Consumable Fuels (6.7%):
172,489	BG Group plc	2,891,886
969,035	BP plc	6,713,155
7,152	Caltex Australia, Ltd.	144,106
27,000	Cosmo Oil Co., Ltd.	59,933
128,774	Eni SpA	3,176,435
13,865	Galp Energia SGPS SA, B Shares	215,369
1,100	Idemitsu Kosan Co., Ltd.	95,822
113	INPEX Corp.	603,169
1,500	Japan Petroleum Exploration Co., Ltd.	52,431
114,370	JX Holdings, Inc.	644,269
11,224	Lundin Petroleum AB*	259,100
6,853	Neste Oil OYJ	89,341
7,578	OMV AG	275,141
55,884	Origin Energy, Ltd.	683,723
41,144	Repsol SA Placeholder*(a)(b)	—
41,144	Repsol YPF SA	844,865
133,618	Royal Dutch Shell plc, B Shares	4,728,309
189,659	Royal Dutch Shell plc, A Shares	6,700,455
48,951	Santos, Ltd.	573,151
8,700	Showa Shell Sekiyu K.K.	49,407
55,985	Statoil ASA	1,405,435

continued

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
15,000	TonenGeneral Sekiyu K.K.^	$129,277
108,230	Total SA	5,601,083
46,549	Tullow Oil plc	947,791
23,492	Whitehaven Coal, Ltd.^	86,847
33,761	Woodside Petroleum, Ltd.	1,202,927

		38,173,427

Paper & Forest Products (0.2%):
5,267	Nippon Paper Group, Inc.^	73,230
40,000	Oji Paper Co., Ltd.	138,159
29,253	Stora Enso OYJ, R Shares	206,878
29,518	Svenska Cellulosa AB, B Shares	646,462
26,639	UPM-Kymmene OYJ	316,531

		1,381,260

Personal Products (0.5%):
5,159	Beiersdorf AG	421,493
26,700	Kao Corp.	695,773
12,247	L’Oreal SA	1,710,591
18,100	Shiseido Co., Ltd.	254,575

		3,082,432

Pharmaceuticals (8.1%):
22,600	Astellas Pharma, Inc.	1,015,397
63,520	AstraZeneca plc	3,002,459
42,109	Bayer AG	3,998,323
11,100	Chugai Pharmaceutical Co., Ltd.	212,769
34,800	Daiichi Sankyo Co., Ltd.	533,907
8,300	Dainippon Sumitomo Pharma Co., Ltd.	99,732
12,700	Eisai Co., Ltd.	530,371
26,421	Elan Corp. plc	272,830
253,447	GlaxoSmithKline plc	5,501,869
3,300	Hisamitsu Pharmaceutical Co., Inc.	163,652
13,000	Kyowa Hakko Kogyo Co., Ltd.	128,405
3,322	Merck KGaA	438,248
11,100	Mitsubishi Tanabe Pharma Corp.	144,752
117,142	Novartis AG, Registered Shares	7,418,465
20,671	Novo Nordisk A/S, B Shares	3,376,463
4,100	Ono Pharmaceutical Co., Ltd.	209,262
4,978	Orion OYJ, Class B^	146,295
18,200	Otsuka Holdings Co., Ltd.	511,051
35,768	Roche Holding AG	7,288,825
60,756	Sanofi	5,761,153
3,700	Santen Pharmaceutical Co., Ltd.	141,685
15,100	Shionogi & Co., Ltd.	251,575
28,381	Shire plc	871,528
1,900	Taisho Pharmaceutical Holdings Co., Ltd.	129,790
40,100	Takeda Pharmacuetical Co., Ltd.	1,792,363
47,841	Teva Pharmaceutical Industries, Ltd.	1,790,978

Shares		Fair Value

Common Stocks, continued
Pharmaceuticals, continued
3,200	Tsumura & Co.	$96,457
5,502	UCB SA	316,489

		46,145,093

Professional Services (0.6%):
6,712	Adecco SA, Registered Shares	355,872
16,986	ALS, Ltd.	193,034
2,841	Bureau Veritas SA	315,834
33,721	Capita Group plc	417,488
51,068	Experian plc	824,989
8,189	Intertek Group plc	413,201
6,267	Randstad Holding NV	231,314
279	SGS SA, Registered Shares	619,952

		3,371,684

Real Estate Investment Trusts (REITs) (1.6%):
98,000	Ascendas Real Estate Investment Trust	192,047
43,350	British Land Co. plc	402,952
102,000	CapitaCommercial Trust^	141,038
119,000	CapitaMall Trust	208,575
65,606	CapitaMalls Asia, Ltd.	105,558
69,750	Centro Retail Australia	165,100
102,406	CFS Retail Property Trust	205,141
3,464	Corio NV	157,570
238,231	Dexus Property Group	252,536
1,419	Fonciere des Regions SA	118,912
1,109	Gecina SA	123,762
73,577	GPT Group	284,243
36,599	Hammerson plc+	294,837
1,213	ICADE	108,806
40	Japan Prime Realty Investment Corp.^	115,426
30	Japan Real Estate Investment Corp.	294,314
106	Japan Retail Fund Investment Corp.	194,467
5,139	Klepierre	207,109
40,391	Land Securities Group plc	545,993
29,232	Liberty International plc	164,447
116,000	Link REIT (The)	580,185
87,222	Macquarie Goodman Group	396,709
178,624	Mirvac Group	278,287
31	Nippon Building Fund, Inc.^	319,677
13	Nomura Real Estate Office Fund, Inc.	74,604
38,498	SERGO plc	157,831
112,287	Stockland Trust Group	413,877
4,721	Unibail	1,155,599
108,195	Westfield Group	1,193,572
149,098	Westfield Retail Trust	469,140

		9,322,314

continued

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Real Estate Management & Development (2.2%):
3,600	AEON Mall Co., Ltd.	$88,009
133,000	CapitaLand, Ltd.	408,134
71,000	Cheung Kong Holdings, Ltd.	1,099,036
25,000	City Developments, Ltd.	266,738
3,700	Daito Trust Construction Co., Ltd.	348,238
26,000	Daiwa House Industry Co., Ltd.	447,453
106,000	Global Logistic Properties, Ltd.	243,802
115,000	Hang Lung Properties, Ltd.	461,108
48,000	Henderson Land Development Co., Ltd.	341,937
27,000	Hopewell Holdings, Ltd.	116,749
11,700	Hulic Co., Ltd.	79,463
31,000	Hysan Development Co., Ltd.	149,923
7,136	Immoeast AG Npv(Exchange)*(a)(b)	—
49,463	Immofinanz Immobilien Anlagen AG	208,504
40,000	Keppel Land, Ltd.	133,741
37,000	Kerry Properties, Ltd.	193,261
27,297	Lend Lease Group	265,875
64,000	Mitsubishi Estate Co., Ltd.	1,530,269
43,000	Mitsui Fudosan Co., Ltd.	1,050,719
193,000	New World Development Co., Ltd.	302,903
5,300	Nomura Real Estate Holdings, Inc.	101,127
51	NTT Urban Development Corp.	49,265
155,600	Sino Land Co., Ltd.	281,811
18,000	Sumitomo Realty & Development Co., Ltd.	598,195
80,000	Sun Hung Kai Properties, Ltd.	1,207,494
34,000	Swire Pacific, Ltd., Class A	422,528
60,000	Swire Properties, Ltd.	201,781
2,761	Swiss Prime Site AG^	231,083
20,000	Tokyu Land Corp.	146,229
22,000	UOL Group, Ltd.	108,628
77,300	Wharf Holdings, Ltd. (The)	611,644
45,000	Wheelock & Co., Ltd.	229,011

		11,924,658

Road & Rail (0.9%):
51,307	Asciano, Ltd.	250,679
93,154	Aurizon Holdings, Ltd.	365,763
7,400	Central Japan Railway Co.	600,508
91,000	ComfortDelGro Corp., Ltd.	133,411
9,647	DSV A/S	251,594
17,313	East Japan Railway Co.	1,119,589
24,000	Keihin Electric Express Railway Co., Ltd.	212,447
29,000	Keio Corp.	216,266
13,000	Keisei Electric Railway Co., Ltd.	109,754

Shares		Fair Value

Common Stocks, continued
Road & Rail, continued
85,000	Kintetsu Corp.^	$347,786
75,500	MTR Corp., Ltd.	298,875
43,000	Nippon Express Co., Ltd.	177,637
31,000	Odakyu Electric Railway Co., Ltd.^	322,554
50,000	Tobu Railway Co., Ltd.	264,644
58,000	Tokyu Corp.	325,773
8,700	West Japan Railway Co.	342,686

		5,339,966

Semiconductors & Semiconductor Equipment (0.6%):
7,400	Advantest Corp.	116,807
70,648	ARM Holdings plc	903,228
9,800	ASM Pacific Technology, Ltd.^	120,301
15,930	ASML Holding NV	1,031,186
55,553	Infineon Technologies AG	450,749
1,812	Mellanox Tecnologies, Ltd.*	109,095
4,900	ROHM Co., Ltd.	159,210
31,729	STMicroelectronics NV	231,310
5,500	SUMCO Corp.*	53,519
8,800	Tokyo Electron, Ltd.	404,987

		3,580,392

Software (1.0%):
3,240	Dassault Systemes SA	362,661
5,200	Konami Corp.	116,934
5,800	Nexon Co., Ltd.*	58,550
2,929	NICE Systems, Ltd.*	98,151
5,300	Nintendo Co., Ltd.	565,609
1,900	Oracle Corp.	79,201
62,732	Sage Group plc (The)	300,478
46,908	SAP AG	3,757,211
3,100	Square Enix Holdings Co., Ltd.	39,179
5,200	Trend Micro, Inc.^	156,956

		5,534,930

Specialty Retail (0.9%):
1,400	ABC-Mart, Inc.	60,872
2,700	Fast Retailing Co., Ltd.	685,847
48,175	Hennes & Mauritz AB, B Shares	1,674,809
11,123	Industria de Diseno Textil SA	1,558,132
120,978	Kingfisher plc	558,696
1,750	Nitori Co., Ltd.	128,136
2,100	Sanrio Co., Ltd.^	66,840
1,200	Shimamura Co., Ltd.	116,231
1,090	USS Co., Ltd.	113,003
4,440	Yamada Denki Co., Ltd.^	171,249

		5,133,815

Textiles, Apparel & Luxury Goods (1.4%):
10,711	Adidas AG	954,437
7,100	ASICS Corp.	108,186

continued

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
22,440	Burberry Group plc	$459,377
2,756	Christian Dior SA	476,418
26,422	Compagnie Financiere Richemont SA, Bearer Shares, Class A	2,113,372
1,191	Hugo Boss AG	126,273
8,442	Luxottica Group SpA	350,735
12,880	LVMH Moet Hennessy Louis Vuitton SA	2,399,880
2,160	Swatch Group AG (The), Registered Shares	188,696
1,588	Swatch Group AG (The)	817,463
36,000	Yue Yuen Industrial Holdings, Ltd.	121,536

		8,116,373

Tobacco (1.5%):
99,061	British American Tobacco plc	5,018,633
50,477	Imperial Tobacco Group plc	1,948,855
45,900	Japan Tobacco, Inc.	1,294,222
10,697	Swedish Match AB, Class B	360,447

		8,622,157

Trading Companies & Distributors (1.2%):
2,685	Brenntag AG	352,709
16,838	Bunzl plc	274,884
77,500	ITOCHU Corp.	818,222
85,000	Marubeni Corp.	609,223
70,600	Mitsubishi Corp.	1,357,289
87,500	Mitsui & Co., Ltd.	1,309,252
203,090	Noble Group, Ltd.	195,895
62,100	Sojitz Corp.	91,882
57,600	Sumitomo Corp.	738,432
10,700	Toyota Tsushu Corp.	264,229
13,933	Wolseley plc	662,146

		6,674,163

Transportation Infrastructure (0.4%):
18,707	Abertis Infraestructuras SA	311,728
1,608	Aeroports de Paris	124,140
17,118	Atlantia SpA	310,434
46,971	Auckland International Airport, Ltd.	103,820
1,842	Fraport AG	107,253
28,146	Groupe Eurotunnel SA	217,298
270,000	Hutchison Port Holdings Trust	214,958

Shares or Principal Amount		Fair Value
Common Stocks, continued
Transportation Infrastructure, continued
12,000	Kamigumi Co., Ltd.	$95,275
3,608	Koninklijke Vopak NV	254,370
6,000	Mitsubishi Logistics Corp.	86,081
9,774	Sydney Airport	34,486
66,495	Transurban Group	422,214

		2,282,057

Water Utilities (0.1%):
12,118	Severn Trent plc	310,418
34,921	United Utilities Group plc	383,136

		693,554

Wireless Telecommunication Services (1.8%):
13,700	KDDI Corp.	967,867
3,159	Millicom International Cellular SA, SDR	274,693
775	NTT DOCOMO, Inc.	1,113,208
45,300	SOFTBANK Corp.	1,657,893
29,202	StarHub, Ltd.	91,212
2,505,827	Vodafone Group plc	6,300,827

		10,405,700

Total Common Stocks (Cost $504,713,357)		560,384,996

Securities Held as Collateral for Securities on Loan (4.2%):
$24,045,374	Allianz Variable Insurance Products Securities Lending Collateral Trust(c)	24,045,374

Total Securities Held as Collateral for Securities on Loan (Cost $24,045,374)		24,045,374

Unaffiliated Investment Company (0.2%):
1,247,139	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(d)	1,247,139

Total Unaffiliated Investment Company (Cost $1,247,139)		1,247,139

Total Investment Securities (Cost $530,005,870)(e) — 103.3%		585,677,509
Net other assets (liabilities) — (3.3%)		(18,439,612)

Net Assets — 100.0%		$567,237,897

Percentages indicated are based on net assets as of December 31, 2012.

ADR—American Depositary Receipt

SDR—Swedish Depository Receipt

*	Non-income producing security.

continued

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

+	Affiliated Securities

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $23,049,994.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2012. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Security issued in connection with a pending litigation settlement.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(d)	The rate represents the effective yield at December 31, 2012.

(e)	See Federal Tax Information listed in the Notes to Schedules of Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2012:

Country	Percentage
Australia	8.5%
Austria	0.3%
Belgium	1.1%
Bermuda	0.1%
Denmark	1.1%
Finland	0.8%
France	8.8%
Germany	8.3%
Greece	0.1%
Guernsey	—%
Hong Kong	3.1%
Ireland (Republic of)	0.4%
Israel	0.5%
Italy	2.1%
Japan	19.1%
Jersey	0.3%
Kazakhstan	— %^
Luxembourg	0.3%
Netherlands	2.7%
New Zealand	0.1%
Norway	0.7%
Portugal	0.2%
Singapore	1.6%
Spain	2.9%
Sweden	3.0%
Switzerland	8.3%
United Kingdom	21.2%
United States	4.4%

100.0%

^	Represents less than 0.05%.

continued

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Futures Contracts

Cash of $375,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
SPI 200 Index March Futures (Australian Dollar)	Long	3/21/13	6	$718,846	$4,280
FTSE 100 Index March Futures (British Pounds)	Long	3/15/13	19	1,804,675	(15,702)
DJ EURO STOXX 50 March Futures (Euro)	Long	3/15/13	47	1,622,102	(15,547)
MSCI EAFE Index E-Mini March Futures (U.S. Dollar)	Long	3/15/13	17	1,377,255	21,657
SGX NIKKEI 225 Index March Futures (Japanese Yen)	Long	3/7/13	19	1,137,872	51,040

					$45,728

See accompanying notes to the financial statements.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment in non-affiliates, at cost	$527,217,327
Investments in affiliates, at cost	2,788,543

Total investment securities, at cost	$530,005,870

Investments in non-affiliates, at value*	$582,171,757
Investments in affiliates, at value	3,505,752

Total investment securities, at value	585,677,509
Segregated cash for collateral	375,000
Interest and dividends receivable	611,119
Foreign currency, at value (cost $4,615,208)	4,604,819
Receivable for capital shares issued	336,137
Reclaims receivable	234,562
Receivable for variation margin on futures contracts	12,759
Prepaid expenses	239

Total Assets	591,852,144

Liabilities:
Payable for capital shares redeemed	54,506
Payable for collateral received on loaned securities	24,045,374
Payable for variation margin on futures contracts	23,511
Manager fees payable	157,265
Administration fees payable	32,186
Distribution fees payable	117,714
Custodian fees payable	105,370
Administrative and compliance services fees payable	2,980
Other accrued liabilities	75,341

Total Liabilities	24,614,247

Net Assets	$567,237,897

Net Assets Consist of:
Capital	$603,549,976
Accumulated net investment income/(loss)	12,226,032
Accumulated net realized gains/(losses) from investment transactions	(104,246,922)
Net unrealized appreciation/(depreciation) on investments	55,708,811

Net Assets	$567,237,897

Shares of beneficial interest (unlimited number of shares authorized, no par value)	40,707,695
Net Asset Value (offering and redemption price per share)	$13.93

*	Includes securities on loan of $23,049,994.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$17,266,739
Dividends from affiliated securities	127,882
Income from securities lending	557,146
Foreign withholding tax	(1,631,188)

Total Investment Income	16,320,579

Expenses:
Manager fees	1,665,544
Administration fees	282,645
Distribution fees	1,189,679
Custodian fees	361,956
Administrative and compliance services fees	13,854
Trustee fees	30,325
Professional fees	37,385
Shareholder reports	16,966
Licensing Fee	171,179
Other expenses	21,653

Total expenses before reductions	3,791,186
Less expenses contractually waived/reimbursed by the Manager	(126,982)

Net expenses	3,664,204

Net Investment Income/(Loss)	12,656,375

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(4,322,312)
Net realized gains/(losses) on futures contracts	778,513
Change in unrealized appreciation/depreciation on investments	71,577,016

Net Realized/Unrealized Gains/(Losses) on Investments	68,033,217

Change in Net Assets Resulting From Operations	$80,689,592

See accompanying notes to the financial statements.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL International Index Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

Change in Net Assets:
Operations:
Net investment income/(loss)	$12,656,375	$9,848,824
Net realized gains/(losses) on investment transactions	(3,543,799)	1,160,205
Change in unrealized appreciation/depreciation on investments	71,577,016	(57,941,131)

Change in net assets resulting from operations	80,689,592	(46,932,102)

Dividends to Shareholders:
From net investment income	(9,725,273)	(4,835,521)

Change in net assets resulting from dividends to shareholders	(9,725,273)	(4,835,521)

Capital Transactions:
Proceeds from shares issued	144,520,419	155,796,696
Proceeds from dividends reinvested	9,725,273	4,835,521
Value of shares redeemed	(38,735,049)	(68,882,228)

Change in net assets resulting from capital transactions	115,510,643	91,749,989

Change in net assets	186,474,962	39,982,366
Net Assets:
Beginning of period	380,762,935	340,780,569

End of period	$567,237,897	$380,762,935

Accumulated net investment income/(loss)	$12,226,032	$9,368,906

Share Transactions:
Shares issued	11,279,527	11,634,249
Dividends reinvested	745,803	404,646
Shares redeemed	(2,971,673)	(4,748,348)

Change in shares	9,053,657	7,290,547

See accompanying notes to the financial statements.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,			May 1, 2009 to December 31, 2009 (a)
	2012	2011	2010
Net Asset Value, Beginning of Period	$12.03	$13.99	$13.31	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.26	0.28	0.15	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	1.89	(2.07)	0.77	3.21

Total from Investment Activities	2.15	(1.79)	0.92	3.31

Dividends to Shareholders From:
Net Investment Income	(0.25)	(0.17)	(0.07)	—
Net Realized Gains	—	—	(0.17)	—

Total Dividends	(0.25)	(0.17)	(0.24)	—

Net Asset Value, End of Period	$13.93	$12.03	$13.99	$13.31

Total Return(b)	18.04%	(12.78)%	7.12%	33.10	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$567,238	$380,763	$340,781	$161,184
Net Investment Income/(Loss)(d)	2.66%	2.70%	2.07%	1.79%
Expenses Before Reductions(d) (e)	0.80%	0.83%	0.83%	0.91%
Expenses Net of Reductions(d)	0.77%	0.74%	0.70%	0.70%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d) (f)	0.77%	0.74%	—%	—%
Portfolio Turnover Rate	3%	12%	3%	23	%(c)(g)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(g)	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 42%.

See accompanying notes to the financial statements.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL International Index Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $24 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $55,110 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The gross notional amount of futures contracts outstanding was $6.7 million as of December 31, 2012. The monthly average notional amount for these contracts was $8.3 million for the year ended December 31, 2012.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation margin on futures contracts	$76,977	Payable for variation margin on futures contracts	$31,249

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Notes to the Financial Statements, continued

December 31, 2012

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$778,513	$(31,885)

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL International Index Fund	0.35%	0.77%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2013	Expires 12/31/2014	Expires 12/31/2015	Total
AZL International Index Fund	$309,793	$322,520	$126,982	$759,295

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2012, there were no voluntary waivers.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $7,472 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3		Total
Investment Securities:
Common Stocks:
Airlines	$41,136	$1,067,300	$—		$1,108,436
Biotechnology	4,724	1,984,979	—		1,989,703
Diversified Financial Services	—	6,660,705	—	*	6,660,705
Food & Staples Retailing	—	11,882,651	—	*	11,882,651
All Other Common Stocks+	—	538,743,501	—		538,743,501
Securities Held as Collateral for Securities on Loan	—	24,045,374	—		24,045,374
Unaffiliated Investment Company	1,247,139	—	—		1,247,139

Total Investment Securities	1,292,999	584,384,510	—		585,677,509

Other Financial Instruments:**
Futures Contracts	45,728	—	—		45,728

Total Investments	$1,338,727	$584,384,510	$—		$585,723,237

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Notes to the Financial Statements, continued

December 31, 2012

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Represents the interest in securities that were determined to have a value of zero at December 31, 2012.

**	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL International Index Fund	$131,039,863	$12,107,816

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $535,327,464. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$79,180,306
Unrealized depreciation	(28,830,261)

Net unrealized depreciation	$50,350,045

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL International Index Fund

Notes to the Financial Statements, continued

December 31, 2012

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

	Expires 12/31/2015	Expires 12/31/2016
AZL International Index Fund	$42,234,498	$55,890,176

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL International Index Fund	$2,311,318	$—	$2,311,318

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL International Index Fund	$9,725,273	$—	$9,725,273

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL International Index Fund	$4,835,521	$—	$4,835,521

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL International Index Fund	$13,742,650	$(100,435,992)	$50,381,263	$(36,312,079)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL International Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

29

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 0.03% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

The Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2012 are as follows:

Foreign Source Income per Share	Foreign Tax Expense Per Share
$0.43	$0.03

30

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

31

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

32

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

33

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

34

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

35

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

36

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2) Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

37

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Invesco Equity and Income Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 13

Statement of Operations Page 13

Statements of Changes in Net Assets Page 14

Financial Highlights Page 15

Notes to the Financial Statements Page 16

Report of Independent Registered Public Accounting Firm Page 25

Other Federal Income Tax Information Page 26

Other Information Page 27

Approval of Investment Advisory and Subadvisory Agreements Page 28

Information about the Board of Trustees and Officers Page 32

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Invesco Equity and Income Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Invesco Equity and Income Fund and Invesco Advisers, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Invesco Equity and Income Fund returned 11.91% compared to a 16.00% and 4.22% total return for its benchmarks, the S&P 500 Index1 and the Barclays U.S. Aggregate Bond Index2, respectively.

Stocks recorded a strong overall performance during the 12 months ended December 31, 2012, despite periods of volatility related to changing investor sentiment. Positive economic data from the United States at the start of the period led to a rally in equities that continued almost uninterrupted into the spring. Then in the second quarter, negative news regarding the eurozone debt crisis and a slowdown in key economic data in from the U.S. hurt financial market performance.

Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to address its fiscal situation. Nevertheless, near year-end, investor confidence fell due to uncertainty about the outcome of the presidential election and unresolved questions about how the White House and Congress would avoid the so-called “fiscal cliff,” a variety of tax increases and spending cuts scheduled to take effect in January 2013.

The Fund’s relatively high cash position within the portfolio—held because it was difficult to find stocks at attractive valuations for the Fund’s value-investing strategy—was a large detractor of performance during a market delivering double-digit returns. Stock selection within the health care sector, notably within pharmaceuticals, detracted from relative performance. Weak stock selection within the consumer staples, energy, telecommunication services and information technology sectors also diminished the Fund’s performance relative to its benchmarks.*

The Fund’s relative performance benefited from strong stock selection in several sectors, including industrials—particularly in capital goods and commercial and professional services—consumer discretionary shares such as media, and materials. The portfolio’s underweight position in utilities and overweight position in financial services enhanced relative performance versus the benchmark.*

Although the traditional fixed-income portion of the Fund’s portfolio outperformed its index, holding these investment-grade corporate bonds, U.S. Treasuries and agencies brought down the Fund’s overall relative performance, as these bonds generally underperformed the equity portion of the portfolio. The Fund’s convertible bond holdings had a positive effect on returns, although not enough to offset the negative effects of stock selection and the drag from traditional bonds. Currency forward contracts were used during the period solely for hedging the currency exposure of the non-U.S.-based companies held in the Fund, and had a slightly negative impact on relative performance.*

Although the fund did invest in derivative instruments during the period, they had no significant impact on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]

The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Investors cannot invest directly in an index.

1

AZL® Invesco Equity and Income Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek the highest possible income consistent with safety of principal, with long-term growth of capital as an important secondary objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 65% of its total assets in income-producing equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012
	1 Year	3 Year	5 Year	Since Inception (5/3/04)
AZL® Invesco Equity and Income Fund	11.91%	6.95%	2.71%	5.15%

S&P 500 Index	16.00%	10.87%	1.66%	5.02%

Barclays U.S. Aggregate Bond Index	4.22%	6.19%	5.95%	5.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross
AZL® Invesco Equity and Income Fund	1.11%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager voluntarily reduced the management fee to 0.70% on the first $100 million of assets, 0.675% on the next $100 million, and 0.65% on assets above $200 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the S&P 500 Index and the Barclays U.S. Aggregate Bond Index is calculated from April 30, 2004.
[2]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 1.09%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”) and the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Invesco Equity and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Invesco Equity and Income Fund	$1,000.00	$1,054.20	$5.06	0.98%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Invesco Equity and Income Fund	$1,000.00	$1,020.21	$4.98	0.98%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Common Stocks	64.9
U.S. Treasury Obligations	12.7
Convertible Bonds	8.9
Unaffiliated Investment Company	5.9
Corporate Bonds	4.5
Yankee Dollars	1.7
Securities Held as Collateral for Securities on Loan	1.6
Preferred Stocks	1.0
U.S. Government Agency Mortgages	0.4
Convertible Preferred Stock	0.2
Municipal Bonds	—	^

Total Investment Securities	101.8
Net other assets (liabilities)	(1.8)

Net Assets	100.0

^	Represents less than 0.05%.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Common Stocks (64.9%):
Beverages (1.5%):
77,197	Coca-Cola Co. (The)	$2,798,391
85,889	PepsiCo, Inc.	5,877,385

		8,675,776

Biotechnology (1.0%):
66,404	Amgen, Inc.	5,731,993

Capital Markets (3.8%):
322,699	Charles Schwab Corp. (The)	4,633,958
23,453	Goldman Sachs Group, Inc. (The)	2,991,665
321,709	Morgan Stanley	6,151,075
78,174	Northern Trust Corp.	3,921,208
87,761	State Street Corp.	4,125,645

		21,823,551

Chemicals (0.8%):
35,704	PPG Industries, Inc.	4,832,536

Commercial Banks (4.6%):
143,210	BB&T Corp.	4,168,843
114,294	Comerica, Inc.	3,467,680
236,994	Fifth Third Bancorp	3,599,939
135,301	PNC Financial Services Group, Inc.	7,889,401
63,204	U.S. Bancorp	2,018,736
151,091	Wells Fargo & Co.	5,164,290

		26,308,889

Commercial Services & Supplies (2.1%):
81,029	ADT Corp. (The)	3,767,038
55,992	Cintas Corp.	2,290,073
214,354	Tyco International, Ltd.	6,269,855

		12,326,966

Diversified Financial Services (5.4%):
279,588	Citigroup, Inc.	11,060,501
465,040	JPMorgan Chase & Co.	20,447,808

		31,508,309

Diversified Telecommunication Services (0.6%):
78,092	Verizon Communications, Inc.	3,379,041

Electric Utilities (1.7%):
62,769	Edison International	2,836,531
65,627	FirstEnergy Corp.	2,740,584
78,139	Pinnacle West Capital Corp.	3,983,526

		9,560,641

Energy Equipment & Services (1.4%):
103,124	Baker Hughes, Inc.	4,211,584
110,049	Halliburton Co.	3,817,600

		8,029,184

Food & Staples Retailing (1.2%):
147,809	Sysco Corp.	4,679,633
65,264	Walgreen Co.	2,415,421

		7,095,054

Shares		Fair Value

Common Stocks, continued
Food Products (2.6%):
174,473	Archer-Daniels-Midland Co.	$4,778,815
66,680	Kraft Foods Group, Inc., Class A	3,031,940
114,315	Mondelez International, Inc., Class A	2,911,603
103,642	Unilever NV, NYS	3,969,489

		14,691,847

Health Care Equipment & Supplies (1.7%):
183,531	Medtronic, Inc.	7,528,442
1,733,000	Teleflex, Inc.	2,220,406

		9,748,848

Health Care Providers & Services (2.3%):
73,674	CIGNA Corp.	3,938,612
90,769	UnitedHealth Group, Inc.	4,923,311
67,512	WellPoint, Inc.	4,112,831

		12,974,754

Hotels, Restaurants & Leisure (0.6%):
101,040	Carnival Corp.	3,715,241

Household Products (1.5%):
11,177	Energizer Holdings, Inc.	893,936
109,984	Procter & Gamble Co. (The)	7,466,814

		8,360,750

Industrial Conglomerates (2.4%):
630,176	General Electric Co.	13,227,394

Insurance (3.1%):
62,079	Aon plc	3,451,592
42,321	Chubb Corp. (The)	3,187,618
263,912	Marsh & McLennan Cos., Inc.	9,097,046
68,213	Willis Group Holdings plc	2,287,182

		18,023,438

Internet Software & Services (1.4%):
157,255	eBay, Inc.*	8,023,150

IT Services (0.7%):
113,125	Amdocs, Ltd.	3,845,119

Machinery (0.8%):
97,435	Ingersoll-Rand plc	4,672,983

Media (5.2%):
218,336	Comcast Corp., Class A	8,161,400
87,451	Time Warner Cable, Inc.	8,499,363
87,079	Time Warner, Inc.	4,164,989
167,636	Viacom, Inc., Class B	8,841,122

		29,666,874

Multiline Retail (0.5%):
63,610	Kohl’s Corp.	2,733,958

Oil, Gas & Consumable Fuels (6.0%):
106,926	Anadarko Petroleum Corp.	7,945,670
35,179	Canadian Natural Resources, Ltd.	1,013,200

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
70,315	Chevron Corp.	$7,603,864
52,435	ConocoPhillips	3,040,706
51,828	Devon Energy Corp.	2,697,129
61,330	Exxon Mobil Corp.	5,308,112
41,200	Occidental Petroleum Corp.	3,156,332
120,265	Williams Cos., Inc. (The)	3,937,476

		34,702,489

Personal Products (1.4%):
566,060	Avon Products, Inc.	8,128,622

Pharmaceuticals (5.3%):
149,895	Bristol-Myers Squibb Co.	4,885,078
103,284	Eli Lilly & Co.	5,093,967
30,132	Hospira, Inc.*	941,324
194,756	Merck & Co., Inc.	7,973,311
56,123	Novartis AG, Registered Shares	3,554,203
6,409	Novartis AG, ADR	405,690
311,743	Pfizer, Inc.	7,818,514

		30,672,087

Semiconductors & Semiconductor Equipment (1.5%):
534,590	Applied Materials, Inc.	6,115,710
109,489	Intel Corp.	2,258,758

		8,374,468

Software (2.0%):
105,134	Adobe Systems, Inc.*	3,961,449
275,847	Microsoft Corp.	7,373,390

		11,334,839

Specialty Retail (0.7%):
68,962	Home Depot, Inc. (The)	4,265,300

Wireless Telecommunication Services (1.1%):
261,924	Vodafone Group plc, ADR	6,597,866

Total Common Stocks (Cost $310,671,716)		373,031,967

Preferred Stocks (1.0%):
Commercial Banks (0.5%):
13,608	KeyCorp, Series A^	1,705,253
128,449	Swift Mandatory Common Exchange Security Trust^(a)	1,164,788

		2,870,041

Health Care Providers & Services (0.2%):
1,310	HealthSouth Corp., Series A^	1,359,125

Oil, Gas & Consumable Fuels (0.3%):
27,346	El Paso Energy Capital Trust I	1,500,612

Professional Services (0.0%):
3,370	Nielsen Holdings NV	189,246

Total Preferred Stocks (Cost $5,116,263)		5,919,024

Shares or Principal Amount		Fair Value

Convertible Preferred Stock (0.2%):
Health Care Providers & Services (0.2%):
18,754	Omnicare Capital Trust II, Series B, 4.00%	$901,951

Total Convertible Preferred Stock (Cost $848,745)		901,951

Convertible Bonds (8.9%):
Biotechnology (1.3%):
$1,000,000	Dendreon Corp., 2.88%, 1/15/16	755,000
2,455,000	Gilead Sciences, Inc., 1.63%, 5/1/16	4,139,743
1,842,000	Vertex Pharmaceuticals, Inc., 3.35%, 10/1/15, Callable 10/1/13 @ 101.34	2,071,098

		6,965,841

Capital Markets (0.5%):
1,747,000	Affiliated Managers Group, Inc., 3.95%, 8/15/38, Callable 8/15/13 @ 200	1,934,803
1,200,000	Goldman Sachs Group, Inc. (The), 1.00%, 3/15/17, Callable 3/13/15 @ 100(a)	1,199,686

		3,134,489

Communications Equipment (0.3%):
1,700,000	Ciena Corp., 4.00%, 12/15/20(a)	1,945,438

Computers & Peripherals (1.3%):
3,352,000	SanDisk Corp., 1.00%, 5/15/13	3,322,670
3,307,000	SanDisk Corp., 1.50%, 8/15/17^	3,836,119

		7,158,789

Construction Materials (0.5%):
2,629,000	Cemex SAB de C.V., 4.88%, 3/15/15	2,865,610

Energy Equipment & Services (0.1%):
615,000	Helix Energy Solutions Group, Inc., 3.25%, 3/15/32, Callable 3/20/18 @ 100	725,316

Health Care Equipment & Supplies (0.7%):
2,683,000	LifePoint Hospitals, Inc., 3.50%, 5/15/14	2,758,460
963,000	NuVasive, Inc., 2.75%, 7/1/17	842,625

		3,601,085

Health Care Providers & Services (1.0%):
1,124,000	Brookdale Senior Living, Inc., 2.75%, 6/15/18^	1,291,898
771,000	Omnicare, Inc., 3.25%, 12/15/35	769,073

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Convertible Bonds, continued
Health Care Providers & Services, continued
$1,415,000	Omnicare, Inc., 3.75%, 4/1/42, Callable 4/1/16 @ 200	$1,440,646
1,923,000	WellPoint, Inc., 2.75%, 10/15/42(a)	2,068,427

		5,570,044

Hotels, Restaurants & Leisure (1.0%):
2,094,000	International Game Technology, Inc., 3.25%, 5/1/14	2,184,304
3,070,000	MGM Resorts International, 4.25%, 4/15/15	3,248,443

		5,432,747

Insurance (0.0%):
274,000	Radian Group, Inc., 3.00%, 11/15/17	242,319

Machinery (0.5%):
460,000	Linear Technology Corp., 3.00%, 5/1/27(a)	478,975
2,652,000	Linear Technology Corp., Series A, 3.00%, 5/1/27, Callable 5/1/14 @ 100	2,761,395

		3,240,370

Oil, Gas & Consumable Fuels (0.2%):
1,597,000	Stone Energy Corp., 1.75%, 3/1/17	1,401,368

Pharmaceuticals (0.2%):
1,396,000	Salix Pharmaceuticals, Ltd., 1.50%, 3/15/19(a)	1,344,523

Semiconductors & Semiconductor Equipment (0.9%):
1,597,000	Lam Research Corp., 1.25%, 5/15/18^	1,578,035
1,510,000	Micron Technology, Inc., Series A, 1.50%, 8/1/31, Callable 8/5/15 @ 100^	1,395,806
663,000	Novellus Systems, Inc., 2.63%, 5/15/41	825,435
512,000	Xilinx, Inc., 3.13%, 3/15/37(a)	648,640
452,000	Xilinx, Inc., 3.13%, 3/15/37	572,628

		5,020,544

Thrifts & Mortgage Finance (0.4%):
2,959,000	MGIC Investment Corp., 5.00%, 5/1/17	2,224,798

Total Convertible Bonds (Cost $48,137,950)		50,873,281

Corporate Bonds (4.5%):
Aerospace & Defense (0.0%):
200,000	Precision Castparts Corp., 2.50%, 1/15/23, Callable 10/15/22 @ 100	201,282

Principal Amount		Fair Value

Corporate Bonds, continued
Air Freight & Logistics (0.0%):
$160,000	United Parcel Service, Inc., 2.45%, 10/1/22	$160,052

Airlines (0.1%):
100,206	Continental Airlines 2010-A, Series A, 4.75%, 1/12/21	108,974
300,000	Continental Airlines 2012-A, Series A, 4.15%, 4/11/24	315,750
76,685	Delta Air Lines, Inc., 6.20%, 7/2/18	86,462

		511,186

Beverages (0.1%):
20,000	Anheuser-Busch InBev NV Worldwide, Inc., 5.38%, 11/15/14	21,711
135,000	Anheuser-Busch InBev NV Worldwide, Inc., 3.63%, 4/15/15	144,052
175,000	Anheuser-Busch InBev NV Worldwide, Inc., 0.80%, 7/15/15	175,458
80,000	FBG Finance, Ltd., 5.13%, 6/15/15(a)	87,760

		428,981

Capital Markets (0.6%):
120,000	Bear Stearns Co., Inc., 7.25%, 2/1/18	150,365
180,000	Charles Schwab Corp. (The), 4.45%, 7/22/20	203,411
240,000	Ford Motor Credit Co. LLC, 2.50%, 1/15/16	242,958
75,000	General Electric Capital Corp., Series G, 6.00%, 8/7/19	91,242
185,000	General Electric Capital Corp., 4.65%, 10/17/21	211,092
115,000	Goldman Sachs Group, Inc. (The), 6.15%, 4/1/18	135,098
175,000	Goldman Sachs Group, Inc. (The), 5.25%, 7/27/21	199,496
500,000	Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	591,105
140,000	Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	158,666
70,000	Merrill Lynch & Co., 6.88%, 4/25/18	84,382
235,000	Morgan Stanley, 4.00%, 7/24/15	245,877
295,000	Morgan Stanley, 3.45%, 11/2/15	307,363
300,000	Morgan Stanley, 3.80%, 4/29/16	314,936

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Corporate Bonds, continued
Capital Markets, continued
$120,000	Morgan Stanley, 5.75%, 1/25/21	$137,044
365,000	Morgan Stanley, 6.38%, 7/24/42	427,891
90,000	National Rural Utilities Cooperative Finance Corp., 3.05%, 2/15/22, Callable 11/15/21 @ 100	94,417

		3,595,343

Chemicals (0.0%):
200,000	Dow Chemical Co. (The), 4.38%, 11/15/42, Callable 5/15/42 @ 100	198,703
200,000	Monsanto Co., 3.60%, 7/15/42, Callable 1/15/42 @ 100	199,132

		397,835

Commercial Banks (0.4%):
295,000	Bank of America Corp., 5.75%, 12/1/17	343,851
175,000	Bank of America Corp., 5.65%, 5/1/18	203,603
140,000	Capital One Financial Corp., 6.75%, 9/15/17	170,979
135,000	Citigroup, Inc., 6.13%, 11/21/17	160,671
220,000	Citigroup, Inc., 8.50%, 5/22/19	295,820
105,000	HBOS plc, 6.75%, 5/21/18(a)	113,006
130,000	PNC Funding Corp., 5.13%, 2/8/20	154,612
185,000	U.S. Bancorp, 2.00%, 6/14/13	186,335
250,000	U.S. Bank NA, 3.78%, 4/29/20, Callable 4/29/15 @ 100(b)	265,064
230,000	Wells Fargo & Co., 5.63%, 12/11/17	274,322
110,000	Wells Fargo & Co., 1.50%, 1/16/18	110,180

		2,278,443

Commercial Services & Supplies (0.0%):
160,000	International Lease Finance Corp., 5.88%, 8/15/22	169,474

Consumer Finance (0.1%):
500,000	SLM Corp., 3.88%, 9/10/15	513,982

Diversified Financial Services (0.2%):
120,000	JPMorgan Chase & Co., 6.00%, 1/15/18	143,662

Principal Amount		Fair Value

Corporate Bonds, continued
Diversified Financial Services, continued
$65,000	JPMorgan Chase & Co., 6.30%, 4/23/19	$80,195
150,000	JPMorgan Chase & Co., 4.40%, 7/22/20	169,327
215,000	JPMorgan Chase & Co., 4.50%, 1/24/22	243,216
265,000	Moody’s Corp., 4.50%, 9/1/22, Callable 6/1/22 @ 100	283,323

		919,723

Food & Beverages (0.0%):
175,000	Brown-Forman Corp., 2.25%, 1/15/23, Callable 10/15/22 @ 100	172,730

Food & Staples Retailing (0.1%):
85,000	Corn Products International, Inc., 6.63%, 4/15/37	104,648
135,000	Kraft Foods, Inc., 7.00%, 8/11/37	187,325
15,000	Kraft Foods, Inc., 6.88%, 2/1/38	20,735

		312,708

Health Care Providers & Services (0.2%):
220,000	Aetna, Inc., 3.95%, 9/1/20	239,770
160,000	Aetna, Inc., 4.13%, 11/15/42, Callable 5/15/42 @ 100	158,660
500,000	Express Scripts, Inc., 6.25%, 6/15/14	538,439
190,000	Humana, Inc., 4.63%, 12/1/42, Callable 6/1/42 @ 100	191,863

		1,128,732

Hotels, Restaurants & Leisure (0.0%):
225,000	Wyndham Worldwide Corp., 5.63%, 3/1/21	251,127

Household Products (0.0%):
225,000	Tupperware Brands Corp., 4.75%, 6/1/21, Callable 6/1/21 @ 100	240,761

Independent Power Producers & Energy Traders (0.1%):
175,000	Louisville Gas & Electric Co., 1.63%, 11/15/15	180,085
125,000	Ohio Power Co., Series M, 5.38%, 10/1/21	151,469

		331,554

Insurance (0.2%):
205,000	Berkley (WR) Corp., 4.63%, 3/15/22	219,728
115,000	CNA Financial Corp., 5.88%, 8/15/20	135,678

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Corporate Bonds, continued
Insurance, continued
$395,000	ING U.S., Inc., 5.50%, 7/15/22(a)	$428,657
75,000	Pacific Life Corp., 6.00%, 2/10/20(a)	83,720
80,000	Prudential Financial, Inc., Series D, 4.75%, 9/17/15	87,692
20,000	Prudential Financial, Inc., 7.38%, 6/15/19	25,397
35,000	Prudential Financial, Inc., 6.63%, 12/1/37	43,607

		1,024,479

IT Services (0.0%):
195,000	Hewlett-Packard Co., 2.63%, 12/9/14	197,295

Machinery (0.2%):
655,000	Deere & Co., 2.60%, 6/8/22, Callable 3/8/22 @ 100	663,253
160,000	General Electric Co., 5.25%, 12/6/17	188,664
135,000	Waste Management, Inc., 5.00%, 3/15/14	141,705

		993,622

Media (0.4%):
135,000	Comcast Corp., 5.70%, 5/15/18	162,306
245,000	Comcast Corp., 6.45%, 3/15/37	314,381
505,000	Cox Communications, Inc., 4.63%, 6/1/13	513,694
70,000	Cox Communications, Inc., 5.45%, 12/15/14	76,341
20,000	Cox Communications, Inc., 8.38%, 3/1/39(a)	30,693
240,000	Cox Communications, Inc., 4.70%, 12/15/42	244,889
110,000	DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., 2.40%, 3/15/17	112,675
185,000	DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., 5.15%, 3/15/42	187,115
200,000	Interpublic Group of Cos., Inc., 2.25%, 11/15/17	197,122
80,000	NBCUniversal Media LLC, 2.10%, 4/1/14	81,464
65,000	NBCUniversal Media LLC, 5.15%, 4/30/20	77,055
75,000	NBCUniversal Media LLC, 5.95%, 4/1/41	91,952

Principal Amount		Fair Value

Corporate Bonds, continued
Media, continued
$160,000	Time Warner Cable, Inc., 5.88%, 11/15/40, Callable 5/15/40 @ 100	$186,431
40,000	Time Warner, Inc., 5.88%, 11/15/16	46,836

		2,322,954

Metals & Mining (0.3%):
350,000	Barrick NA Finance LLC, 5.70%, 5/30/41	401,296
215,000	Freeport-McMoRan Copper & Gold, Inc., 1.40%, 2/13/15	214,549
425,000	Newmont Mining Corp., 3.50%, 3/15/22, Callable 12/15/21 @ 100	438,330
350,000	Southern Copper Corp., 5.25%, 11/8/42	350,290

		1,404,465

Miscellaneous Manufacturing (0.1%):
405,000	Turlock Corp., 0.95%, 11/2/15(a)	406,232

Oil, Gas & Consumable Fuels (0.2%):
55,000	Enterprise Products Operating LP, 5.25%, 1/31/20	65,355
75,000	Enterprise Products Partners LP, 6.50%, 1/31/19	93,990
50,000	Hess Corp., 5.60%, 2/15/41	59,134
190,000	Phillips 66, 1.95%, 3/5/15(a)	193,864
175,000	Plains All American Pipeline LP, 3.65%, 6/1/22, Callable 3/1/22 @ 100	185,263
365,000	Southwestern Energy Co., 4.10%, 3/15/22(a)	392,615
45,000	Spectra Energy Capital Corp., 7.50%, 9/15/38	62,374
45,000	Texas East Transmission, 7.00%, 7/15/32	61,723

		1,114,318

Paper & Forest Products (0.0%):
125,000	International Paper Co., 6.00%, 11/15/41, Callable 5/15/41 @ 100	148,016

Pharmaceuticals (0.3%):
885,000	Abbvie, Inc., 1.20%, 11/6/15(a)	890,913
110,000	Express Scripts, Inc., 3.13%, 5/15/16	115,971

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Corporate Bonds, continued
Pharmaceuticals, continued
$85,000	GlaxoSmithKline plc, 5.65%, 5/15/18	$103,534
75,000	Medco Health Solutions, Inc., 2.75%, 9/15/15	78,179
95,000	Merck & Co., Inc., 5.00%, 6/30/19	114,347

		1,302,944

Professional Services (0.0%):
115,000	ERAC USA Finance Co., 2.75%, 7/1/13(a)	116,223

Real Estate Investment Trusts (REITs) (0.2%):
55,000	American Tower Corp., 4.63%, 4/1/15	58,463
443,000	American Tower Corp., 4.50%, 1/15/18	485,623
115,000	Digital Realty Trust LP, 4.50%, 7/15/15	122,361
185,000	Senior Housing Properties Trust, 4.30%, 1/15/16, Callable 10/15/15 @ 100	191,802
115,000	Simon Property Group LP, 4.75%, 3/15/42, Callable 9/15/41 @ 100	123,201
95,000	Ventas Realty LP/Capital Corp., 4.25%, 3/1/22	100,742

		1,082,192

Real Estate Management & Development (0.0%):
75,000	WEA Finance LLC, 7.13%, 4/15/18(a)	92,415

Road & Rail (0.1%):
20,000	CSX Corp., 6.15%, 5/1/37	25,285
140,000	CSX Corp., 5.50%, 4/15/41, Callable 10/15/40 @ 100	167,746
105,000	Ryder System, Inc., 3.15%, 3/2/15	108,444
20,000	Union Pacific Corp., 6.13%, 2/15/20	25,046

		326,521

Software (0.0%):
75,000	Adobe Systems, Inc., 4.75%, 2/1/20	83,941

Specialty Retail (0.3%):
100,000	Advance Auto Parts, Inc., 5.75%, 5/1/20	107,748
140,000	AutoZone, Inc., 6.50%, 1/15/14	147,809
155,000	AutoZone, Inc., 2.88%, 1/15/23	151,922

Principal Amount		Fair Value

Corporate Bonds, continued
Specialty Retail, continued
$441,649	CVS Pass-Through Trust, 6.04%, 12/10/28	$516,407
365,000	Penske Truck Leasing Co. LP, 2.50%, 3/15/16(a)	365,983
355,000	Target Corp., 2.90%, 1/15/22	376,273
15,000	Wal-Mart Stores, Inc., 6.50%, 8/15/37	21,093

		1,687,235

Textiles, Apparel & Luxury Goods (0.0%):
195,000	Cintas Corp., 2.85%, 6/1/16	204,953

Thrifts & Mortgage Finance (0.0%):
260,000	People’s United Financial, Inc., 3.65%, 12/6/22, Callable 9/6/22 @ 100	261,352

Wireless Telecommunication Services (0.3%):
515,000	ALLTEL Corp., 7.00%, 3/15/16	610,881
215,000	AT&T, Inc., 1.60%, 2/15/17	217,524
285,000	AT&T, Inc., 3.00%, 2/15/22	296,407
1,000	AT&T, Inc., 8.00%, 11/15/31	1,513
28,000	AT&T, Inc., 5.35%, 9/1/40	32,607
25,000	SBC Communications, Inc., 6.15%, 9/15/34	30,778
65,000	Verizon Communications, Inc., 3.00%, 4/1/16	69,212
65,000	Verizon Communications, Inc., 6.35%, 4/1/19	82,146
120,000	Verizon Communications, Inc., 6.40%, 2/15/38	162,465
90,000	Verizon Communications, Inc., 4.75%, 11/1/41	102,085

		1,605,618

Total Corporate Bonds (Cost $24,283,368)		25,988,688

Yankee Dollars (1.7%):
Aerospace & Defense (0.0%):
275,000	BAA Funding, Ltd., 2.50%, 6/25/15	284,036

Commercial Banks (0.8%):
65,000	Abbey National Treasury Services plc, 2.88%, 4/25/14	66,358
235,000	Abbey National Treasury Services plc, 3.88%, 11/10/14(a)	243,838
135,000	Bank of Nova Scotia, NY, 2.38%, 12/17/13	137,565

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Yankee Dollars, continued
Commercial Banks, continued
$100,000	Barclays Bank plc, 2.75%, 2/23/15	$103,583
175,000	Barclays Bank plc, 6.75%, 5/22/19	213,716
110,000	Barclays Bank plc, 5.14%, 10/14/20	114,894
155,000	BPCE SA, 2.38%, 10/4/13(a)	156,424
255,000	HSBC Bank plc, 4.13%, 8/12/20(a)	283,805
375,000	ING Bank NV, 3.75%, 3/7/17(a)	398,539
125,000	National Australia Bank, 3.75%, 3/2/15(a)	132,392
180,000	Rabobank Nederland NV, 4.75%, 1/15/20(a)	204,878
100,000	Santander U.S. Debt SA, 3.72%, 1/20/15(a)	100,454
305,000	Societe Generale, 2.50%, 1/15/14(a)	308,093
100,000	Standard Chartered plc, 3.85%, 4/27/15(a)	105,461
60,000	UBS AG Stamford CT, Series BKNT, 5.88%, 12/20/17	71,416
120,000	UBS AG Stamford CT, Series BKNT, 5.75%, 4/25/18	142,457
160,000	Westpac Banking Corp., NY, 2.10%, 8/2/13	161,542

		2,945,415

Electronic Equipment, Instruments & Components (0.0%):
70,000	Philips Electronics NV, 5.75%, 3/11/18	84,338

Food & Staples Retailing (0.0%):
100,000	Grupo Bimbo SAB de C.V., 4.88%, 6/30/20(a)	112,883

Independent Power Producers & Energy Traders (0.0%):
50,000	Electricite de France, 4.60%, 1/27/20(a)	56,125
100,000	Enel Finance International SA, 5.13%, 10/7/19(a)	105,686
100,000	Iberdrola Finance Ireland, Ltd., 3.80%, 9/11/14(a)	102,714

		264,525

Insurance (0.0%):
100,000	AEGON NV, 4.63%, 12/1/15	109,014

Media (0.0%):
100,000	WPP Finance, 8.00%, 9/15/14	110,584

Principal Amount		Fair Value

Yankee Dollars, continued
Metals & Mining (0.4%):
$100,000	Anglo American Capital plc, 9.38%, 4/8/19(a)	$130,040
205,000	ArcelorMittal, 4.25%, 8/5/15^	207,065
145,000	ArcelorMittal, 9.85%, 6/1/19	173,909
30,000	ArcelorMittal, 6.75%, 3/1/41(b)	27,825
155,000	Barrick Gold Corp., 2.90%, 5/30/16	162,626
140,000	Barrick Gold Corp., 3.85%, 4/1/22	148,194
265,000	Gold Fields Holdings Co., Ltd., 4.88%, 10/7/20(a)	260,432
100,000	Rio Tinto Finance (USA), Ltd., 9.00%, 5/1/19	137,353
380,000	Vale Overseas, Ltd., 5.63%, 9/15/19	432,062
65,000	Vale SA, 5.63%, 9/11/42	70,564
230,000	Xstrata Finance Canada, 1.80%, 10/23/15(a)	231,249
230,000	Xstrata Finance Canada, 2.45%, 10/25/17(a)	232,229

		2,213,548

Miscellaneous Manufacturing (0.1%):
350,000	Pentair Finance SA, 5.00%, 5/15/21, Callable 2/15/21 @ 100	395,362

Oil, Gas & Consumable Fuels (0.2%):
150,000	Husky Energy, Inc., 3.95%, 4/15/22, Callable 1/15/22 @ 100	161,139
70,000	Noble Holding International, Ltd., 2.50%, 3/15/17	72,243
530,000	Petroleos Mexicanos, 5.50%, 1/21/21	619,305
130,000	Petroleos Mexicanos, 5.50%, 1/21/21	151,905
40,000	Shell International Finance B.V., 3.10%, 6/28/15	42,374

		1,046,966

Pharmaceuticals (0.0%):
190,000	Teva Pharmaceutical Finance BV, 2.95%, 12/18/22	192,196

Real Estate Management & Development (0.0%):
430,000	Dexus Diversified Trust / Dexus Office Trust, 5.60%, 3/15/21(a)	462,227

Thrifts & Mortgage Finance (0.0%):
180,000	Nationwide Building Society, 6.25%, 2/25/20(a)	212,588

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value

Yankee Dollars, continued
Wireless Telecommunication Services (0.2%):
$200,000	America Movil SAB de C.V., 2.38%, 9/8/16	$207,877
335,000	America Movil SAB de C.V., 4.38%, 7/16/42	348,108
75,000	Deutsche Telekom International Finance BV, 6.00%, 7/8/19	91,465
760,000	Virgin Media Secured Finance plc, 6.50%, 1/15/18, Callable 1/15/14 @ 103.25	817,950

		1,465,400

Total Yankee Dollars (Cost $9,366,979)		9,899,082

Municipal Bond (0.0%):
Texas (0.0%):
80,000	Texas State Transportation Commission, Build America Bonds, Revenue, Series B, 5.03%, 4/1/26	97,392

Total Municipal Bond (Cost $80,000)		97,392

U.S.Treasury Obligations (12.7%):
U.S. Treasury Notes (10.7%)
500,000	1.38%, 1/15/13	500,215
1,680,000	2.75%, 10/31/13	1,715,634
20,000,000	0.13%, 12/31/13	19,987,501
1,350,000	1.75%, 3/31/14	1,375,681
2,000,000	0.25%, 4/30/14	2,000,860
200,000	2.63%, 6/30/14	207,141
2,470,000	2.25%, 1/31/15	2,571,117
2,300,000	2.50%, 3/31/15	2,414,282
13,500,000	2.63%, 4/30/16	14,478,751
200,000	0.63%, 5/31/17	200,312
8,000,000	0.75%, 6/30/17	8,047,504
9,000,000	1.25%, 1/31/19	9,163,125
6,000	3.63%, 2/15/20	7,011
1,500,000	2.63%, 11/15/20	1,646,250
85,000	2.13%, 8/15/21	89,356
70,000	2.00%, 11/15/21	72,652
45,000	1.75%, 5/15/22	45,390
500,000	6.88%, 8/15/25	770,078

		65,292,860

Shares or Principal Amount		Fair Value

U.S.Treasury Obligations, continued
U.S. Treasury Bonds (1.6%)
$300,000	6.63%, 2/15/27	461,484
1,280,000	3.50%, 2/15/39	1,447,000
420,000	4.25%, 5/15/39	535,828
400,000	4.38%, 11/15/39	520,375
350,000	4.63%, 2/15/40	472,883
2,500,000	4.25%, 11/15/40	3,192,188
1,000,000	3.13%, 11/15/41	1,046,719
315,000	3.00%, 5/15/42	320,906

		7,997,383

Total U.S.Treasury Obligations (Cost $70,794,692)		73,290,243

U.S. Government Agency Mortgages (0.4%):
1,925,000	Federal Home Loan Mortgage Corporation, 4.88%, 6/13/18	2,288,703

		2,288,703

Total U.S. Government Agency Mortgages (Cost $2,033,134)		2,288,703

Securities Held as Collateral for Securities on Loan (1.6%):
9,009,458	Allianz Variable Insurance Products Securities Lending Collateral Trust (c)	9,009,458

Total Securities Held as Collateral for Securities on Loan (Cost $9,009,458)		9,009,458

Unaffiliated Investment Company (5.9%):
33,876,699	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00% (d)	33,876,699

Total Unaffiliated Investment Company (Cost $33,876,699)		33,876,699

Total Investment Securities (Cost $514,219,005)(e) — 101.8%		585,176,488
Net other assets (liabilities) — (1.8%)		(10,108,772)

Net Assets — 100.0%		$575,067,716

Percentages indicated are based on net assets as of December 31, 2012.

ADR—American Depositary Receipt

NYS—New York Shares

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $8,854,163.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Variable rate security. The rate presented represents the rate in effect at December 31, 2012. The date presented represents the final maturity date.

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments, continued

December 31, 2012

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(d)	The rate represents the effective yield at December 31, 2012.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2012:

Country	Percentage
Australia	0.1%
Brazil	— %^
British Virgin Islands	— %^
Canada	0.4%
Cayman Islands	0.1%
France	0.1%
Guernsey	0.7%
Ireland (Republic of)	0.8%
Israel	— %^
Jersey	— %^
Luxembourg	0.2%
Mexico	0.7%
Netherlands	0.9%
Panama	0.6%
Spain	— %^
Switzerland	1.7%
United Kingdom	2.6%
United States	91.1%

100.0%

^	Represents less than 0.05%.

At December 31, 2012, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	State Street	1/15/13	3,486,123	$5,583,138	$5,661,910	$(78,772)
European Euro	Bank of New York Mellon	1/15/13	2,991,045	3,869,321	3,948,105	(78,784)
Swiss Franc	Bank of New York Mellon	1/15/13	2,006,341	2,157,030	2,195,038	(38,008)

				$11,609,489	$11,805,053	$(195,564)

Long Contracts:
British Pound	State Street	1/15/13	392,306	$627,232	$637,156	$9,924

				$627,232	$637,156	$9,924

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$514,219,005

Investment securities, at value*	$585,176,488
Cash	21,428
Interest and dividends receivable	1,562,289
Unrealized appreciation on forward currency contracts	9,924
Receivable for capital shares issued	217,004
Receivable for expenses paid indirectly	9,284
Prepaid expenses	118

Total Assets	586,996,535

Liabilities:
Unrealized depreciation on forward currency contracts	195,564
Payable for investments purchased	2,036,659
Payable for capital shares redeemed	174,165
Payable for collateral received on loaned securities	9,009,458
Manager fees payable	320,459
Administration fees payable	21,529
Distribution fees payable	120,810
Custodian fees payable	5,761
Administrative and compliance services fees payable	2,966
Other accrued liabilities	41,448

Total Liabilities	11,928,819

Net Assets	$575,067,716

Net Assets Consist of:
Capital	$504,036,833
Accumulated net investment income/(loss)	7,012,987
Accumulated net realized gains/(losses) from investment transactions	(6,754,047)
Net unrealized appreciation/(depreciation) on investments	70,771,943

Net Assets	$575,067,716

Shares of beneficial interest (unlimited number of shares authorized, no par value)	45,175,391
Net Asset Value (offering and redemption price per share)	$12.73

*	Includes securities on loan of $8,854,163.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$4,013,864
Dividends	8,735,281
Income from securities lending	51,273

Total Investment Income	12,800,418

Expenses:
Manager fees	3,930,812
Administration fees	221,062
Distribution fees	1,310,271
Custodian fees	22,774
Administrative and compliance services fees	15,076
Trustee fees	33,300
Professional fees	40,249
Shareholder reports	38,511
Other expenses	16,554

Total expenses before reductions	5,628,609
Less expenses voluntarily waived/reimbursed by the Manager	(449,104)
Less expenses paid indirectly	(38,597)

Net expenses	5,140,908

Net Investment Income/(Loss)	7,659,510

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	8,664,886
Net realized gains/(losses) on forward currency contracts	268,845
Change in unrealized appreciation/depreciation on investments	39,568,346

Net Realized/Unrealized Gains/(Losses) on Investments	48,502,077

Change in Net Assets Resulting From Operations	$56,161,587

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Invesco Equity and Income Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$7,659,510	$6,369,762
Net realized gains/(losses) on investment transactions	8,933,731	2,181,484
Payments by affiliates for the violation of certain investment policies and limitations	—	1,491
Change in unrealized appreciation/depreciation on investments	39,568,346	(19,761,900)

Change in net assets resulting from operations	56,161,587	(11,209,163)

Dividends to Shareholders:
From net investment income	(8,001,873)	(5,032,142)

Change in net assets resulting from dividends to shareholders	(8,001,873)	(5,032,142)

Capital Transactions:
Proceeds from shares issued	137,294,246	137,844,982
Proceeds from dividends reinvested	8,001,873	5,032,142
Value of shares redeemed	(60,784,468)	(35,397,971)

Change in net assets resulting from capital transactions	84,511,651	107,479,153

Change in net assets	132,671,365	91,237,848
Net Assets:
Beginning of period	442,396,351	351,158,503

End of period	$575,067,716	$442,396,351

Accumulated net investment income/(loss)	$7,012,987	$5,969,145

Share Transactions:
Shares issued	11,179,382	11,537,734
Dividends reinvested	638,108	456,223
Shares redeemed	(4,979,034)	(3,036,817)

Change in shares	6,838,456	8,957,140

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$11.54	$11.95		$10.83	$9.00	$12.57

Investment Activities:
Net Investment Income/(Loss)	0.15	0.14		0.12	0.07	0.34
Net Realized and Unrealized Gains/(Losses) on Investments	1.22	(0.41)		1.14	1.98	(3.25)

Total from Investment Activities	1.37	(0.27)		1.26	2.05	(2.91)

Dividends to Shareholders From:
Net Investment Income	(0.18)	(0.14)		(0.14)	(0.22)	(0.30)
Net Realized Gains	—	—		—	—	(0.36)

Total Dividends	(0.18)	(0.14)		(0.14)	(0.22)	(0.66)

Net Asset Value, End of Period	$12.73	$11.54		$11.95	$10.83	$9.00

Total Return(a)	11.91%	(2.18	)%(b)	11.74%	22.85%	(23.92)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$575,068	$442,396		$351,159	$242,485	$135,765
Net Investment Income/(Loss)	1.46%	1.57%		1.49%	1.80%	2.37%
Expenses Before Reductions(c)	1.07%	1.09%		1.10%	1.13%	1.13%
Expenses Net of Reductions	0.98%	1.01%		1.02%	1.07%	1.07%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	0.99%	1.01%		1.02%	1.07%	1.07%
Portfolio Turnover Rate	29%	28%		37%	69%	59%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the year ended December 31, 2011, Invesco Advisers, Inc. reimbursed $1,491 to the Fund in connection with violations of certain investment policies and limitations. The corresponding impact to the return was less than 0.005%.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Invesco Equity and Income Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $10 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $5,040 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Notes to the Financial Statements, continued

December 31, 2012

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $12.2 million as of December 31, 2012. The monthly average amount for these contracts was $12.1 million for the year ended December 31, 2012.

Futures Contracts

During the year ended December 31, 2012, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012.

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value
Foreign Currency Contracts	Unrealized appreciation on forward currency contracts	$9,924	Unrealized depreciation on forward currency contracts	$195,564

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Notes to the Financial Statements, continued

December 31, 2012

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/ (Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Foreign Currency Contracts	Net realized gains/(losses) on forward currency contracts/ change in unrealized appreciation/depreciation on investments	$268,845	$(561,554)

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Invesco Advisers, Inc. (“Invesco”), Invesco provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Invesco Equity and Income Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on the first $100 million in assets, 0.675% on the next $100 million in assets, and 0.65% on assets above $200 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Notes to the Financial Statements, continued

December 31, 2012

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $7,730 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Notes to the Financial Statements, continued

December 31, 2012

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Health Care Equipment & Supplies	$7,528,442	$2,220,406	$—	$9,748,848
Pharmaceuticals	27,117,883	3,554,204	—	30,672,087
All Other Common Stocks+	332,611,032	—	—	332,611,032
Preferred Stocks+	—	5,919,024	—	5,919,024
Convertible Preferred Stock	—	901,951	—	901,951
Convertible Bonds+	—	50,873,281	—	50,873,281
Corporate Bonds+	—	25,988,688	—	25,988,688
Yankee Dollars	—	9,899,082	—	9,899,082
Municipal Bonds	—	97,392	—	97,392
U.S. Government Agency Mortgages	—	2,288,703	—	2,288,703
U.S. Treasury Obligations	—	73,290,243	—	73,290,243
Securities Held as Collateral for Securities on Loan	—	9,009,458	—	9,009,458

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Notes to the Financial Statements, continued

December 31, 2012

	Level 1	Level 2	Level 3	Total
Unaffiliated Investment Company	$33,876,699	$—	$—	$33,876,699

Total Investment Securities	401,134,056	184,042,432	—	585,176,488

Other Financial Instruments:*
Forward Currency Contracts	—	(185,460)	—	(185,460)

Total Investments	$401,134,056	$183,856,972	$—	$584,991,028

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Invesco Equity and Income Fund	$247,605,160	$136,534,831

For the year ended December 31, 2012, purchases and sales on long-term U.S. government securities were as follows:

	Purchases	Sales
AZL Invesco Equity and Income Fund	$54,371,504	$9,930,810

6.	Investment Risks:

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Notes to the Financial Statements, continued

December 31, 2012

securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $517,499,973. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$74,851,832
Unrealized depreciation	(7,175,317)

Net unrealized appreciation	$67,676,515

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2017
AZL Invesco Equity and Income Fund	$4,432,600

During the year ended December 31, 2012, the Fund utilized $6,848,674 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco Equity and Income Fund	$8,001,873	$—	$8,001,873

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco Equity and Income Fund	$3,752,896	$—	$3,752,896

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Equity and Income Fund

Notes to the Financial Statements, continued

December 31, 2012

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Invesco Equity and Income Fund	$7,786,868	$(4,432,600)	$67,676,615	$71,030,883

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Invesco Equity and Income Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 64.12% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

28

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

29

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

30

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

31

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

32

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

33

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Invesco Growth and Income Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 7

Statement of Operations Page 7

Statements of Changes in Net Assets Page 8

Financial Highlights Page 9

Notes to the Financial Statements Page 10

Report of Independent Registered Public Accounting Firm Page 18

Other Federal Income Tax Information Page 19

Other Information Page 20

Approval of Investment Advisory and Subadvisory Agreements Page 21

Information about the Board of Trustees and Officers Page 25

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Invesco Growth and Income Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Invesco Growth and Income Fund and Invesco Advisers, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Invesco Growth and Income Fund returned 14.33%. That compared to a 17.51% total return for its benchmark, the Russell 1000® Value Index1.

Stocks recorded a strong overall performance during the 12 months ended December 31, 2012, despite periods of volatility related to changing investor sentiment. Positive economic data from the United States at the start of the period led to a rally in equities that continued almost uninterrupted into the spring. Then in the second quarter, negative news regarding the eurozone debt crisis and a slowdown in key economic data in the U.S. hurt financial market performance.

Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to address its fiscal situation. But near year-end, investor confidence fell due to uncertainty about the outcome of the presidential election and unresolved questions about how the White House and Congress would avoid the so-called “fiscal cliff,” a variety of tax increases and spending cuts scheduled to take effect in January 2013.

The Fund’s relatively high cash position within the portfolio—held because it was difficult to find stocks at attractive valuations for the Fund’s value-investing strategy—detracted from its performance during a market delivering double-digit returns. Weak stock selection within consumer staples—notably within household and personal products—as well as the telecommunication services, energy and health care sectors, also detracted from relative performance. An underweight position in financial services, along with stock selection within that sector, contributed to the Fund’s underperformance.*

The Fund’s relative performance benefited from strong stock selection in the industrials sector—specifically within capital goods and commercial and professional services—as well as within the materials and information technologies sectors. An overweight position in the consumer discretionary shares and stock selection within that sector—specifically among media companies—benefited performance, as did the Fund’s underweight position in utilities, which was the worst-performing sector in the benchmark. Currency forward contracts were used during the period solely for hedging the currency exposure of the non-U.S.-based companies held in the Fund, and had a slightly negative impact on relative performance.*

Although the fund did invest in derivative instruments during the period, they had no significant impact on performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® Invesco Growth and Income Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek income and long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in income-producing equity securities, including common stocks and convertible securities although investments are also made in non-convertible preferred stocks and debt securities rated “investment grade,” which are securities rated within the four highest grades assigned by S&P® or by Moody’s.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012
	1 Year	3 Year	5 Year	10 Year
AZL ® Invesco Growth and Income Fund	14.33%	8.00%	0.90%	7.03%

Russell 1000® Value Index	17.51%	10.86%	0.59%	7.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Invesco Growth and Income Fund	1.09%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager voluntarily reduced the management fee to 0.675% on the first $100 million of assets and 0.65% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Invesco Growth and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Invesco Growth and Income Fund	$1,000.00	$1,065.40	$5.04	0.97%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Invesco Growth and Income Fund	$1,000.00	$1,020.26	$4.93	0.97%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Financials	24.8
Health Care	14.4
Consumer Staples	11.9
Energy	10.8
Consumer Discretionary	10.2
Information Technology	8.3
Industrials	7.6
Telecommunication Services	2.7
Utilities	2.4
Materials	1.2

Total Common Stock	94.3
Unaffiliated Investment Company	6.2

Total Investment Securities	100.5
Net other assets (liabilities)	(0.5)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value
Common Stocks (94.3%):
Beverages (2.3%):
64,447	Coca-Cola Co. (The)	$2,336,204
73,963	PepsiCo, Inc.	5,061,288

		7,397,492

Biotechnology (1.4%):
55,155	Amgen, Inc.	4,760,980

Capital Markets (5.5%):
267,794	Charles Schwab Corp. (The)	3,845,522
19,463	Goldman Sachs Group, Inc. (The)	2,482,700
264,462	Morgan Stanley	5,056,514
64,874	Northern Trust Corp.	3,254,080
72,829	State Street Corp.	3,423,691

		18,062,507

Chemicals (1.2%):
30,060	PPG Industries, Inc.	4,068,621

Commercial Banks (6.7%):
118,845	BB&T Corp.	3,459,578
94,847	Comerica, Inc.	2,877,658
196,671	Fifth Third Bancorp	2,987,432
112,281	PNC Financial Services Group, Inc.	6,547,106
53,329	U.S. Bancorp	1,703,328
126,135	Wells Fargo & Co.	4,311,294

		21,886,396

Commercial Services & Supplies (3.1%):
67,516	ADT Corp. (The)	3,138,818
46,245	Cintas Corp.	1,891,421
178,079	Tyco International, Ltd.	5,208,810

		10,239,049

Diversified Financial Services (8.0%):
232,017	Citigroup, Inc.	9,178,593
387,666	JPMorgan Chase & Co.	17,045,674

		26,224,267

Diversified Telecommunication Services (0.9%):
66,320	Verizon Communications, Inc.	2,869,666

Electric Utilities (2.4%):
52,111	Edison International	2,354,896
55,175	FirstEnergy Corp.	2,304,108
64,278	Pinnacle West Capital Corp.	3,276,893

		7,935,897

Energy Equipment & Services (2.0%):
85,042	Baker Hughes, Inc.	3,473,116
90,647	Halliburton Co.	3,144,544

		6,617,660

Food & Staples Retailing (1.8%):
123,395	Sysco Corp.	3,906,685
54,450	Walgreen Co.	2,015,195

		5,921,880

Shares		Fair Value
Common Stocks, continued
Food Products (3.7%):
143,741	Archer-Daniels-Midland Co.	$3,937,065
55,451	Kraft Foods Group, Inc., Class A	2,521,357
95,433	Mondelez International, Inc., Class A	2,430,679
86,303	Unilever NV , NYS	3,305,405

		12,194,506

Health Care Equipment & Supplies (1.9%):
152,612	Medtronic, Inc.	6,260,144

Health Care Providers & Services (3.3%):
61,226	CIGNA Corp.	3,273,142
75,283	UnitedHealth Group, Inc.	4,083,350
56,075	WellPoint, Inc.	3,416,089

		10,772,581

Hotels, Restaurants & Leisure (0.9%):
84,351	Carnival Corp.	3,101,586

Household Products (2.1%):
9,266	Energizer Holdings, Inc.	741,095
91,816	Procter & Gamble Co. (The)	6,233,388

		6,974,483

Industrial Conglomerates (3.3%):
520,934	General Electric Co.	10,934,405

Insurance (4.6%):
53,290	Aon plc	2,962,924
35,309	Chubb Corp. (The)	2,659,474
220,002	Marsh & McLennan Cos., Inc.	7,583,469
56,607	Willis Group Holdings plc	1,898,033

		15,103,900

Internet Software & Services (2.0%):
130,230	eBay, Inc.*	6,644,335

IT Services (1.1%):
108,614	Amdocs, Ltd.	3,691,790

Machinery (1.2%):
80,428	Ingersoll-Rand plc	3,857,327

Media (7.5%):
182,424	Comcast Corp., Class A	6,819,009
72,571	Time Warner Cable, Inc.	7,053,175
72,650	Time Warner, Inc.	3,474,850
139,115	Viacom, Inc., Class B	7,336,925

		24,683,959

Multiline Retail (0.7%):
53,026	Kohl’s Corp.	2,279,057

Oil, Gas & Consumable Fuels (8.8%):
87,497	Anadarko Petroleum Corp.	6,501,901
28,935	Canadian Natural Resources, Ltd.	833,365
57,814	Chevron Corp.	6,252,005
43,344	ConocoPhillips	2,513,519
41,594	Devon Energy Corp.	2,164,552

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
50,556	Exxon Mobil Corp.	$4,375,622
33,936	Occidental Petroleum Corp.	2,599,837
100,081	Williams Cos., Inc. (The)	3,276,652

		28,517,453

Personal Products (2.0%):
465,233	Avon Products, Inc.	6,680,746

Pharmaceuticals (7.8%):
124,322	Bristol-Myers Squibb Co.	4,051,654
85,787	Eli Lilly & Co.	4,231,015
27,584	Hospira, Inc.*	861,724
161,946	Merck & Co., Inc.	6,630,069
46,615	Novartis AG, Registered Shares	2,952,073
4,975	Novartis AG , ADR	314,918
258,559	Pfizer, Inc.	6,484,660

		25,526,113

Semiconductors & Semiconductor Equipment (2.1%):
444,031	Applied Materials, Inc.	5,079,715
91,480	Intel Corp.	1,887,232

		6,966,947

Shares or Principal Amount		Fair Value
Common Stocks, continued
Software (3.1%):
87,325	Adobe Systems, Inc.*	$3,290,406
258,520	Microsoft Corp.	6,910,240

		10,200,646

Specialty Retail (1.1%):
57,346	Home Depot, Inc. (The)	3,546,850

Wireless Telecommunication Services (1.8%):
233,120	Vodafone Group plc , ADR	5,872,293

Total Common Stocks (Cost $261,661,442)		309,793,536

Unaffiliated Investment Company (6.2%):
$20,517,576	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	20,517,576

Total Unaffiliated Investment Company (Cost $20,517,576)		20,517,576

Total Investment Securities (Cost $282,179,018)(b) — 100.5%		330,311,112
Net other assets (liabilities) — (0.5%)		(1,625,987)

Net Assets — 100.0%		$328,685,125

Percentages indicated are based on net assets as of December 31, 2012.

ADR—American Depositary Receipt

NYS—New York Shares

*	Non-income producing security.

(a)	The rate represents the effective yield at December 31, 2012.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2012:

Country	Percentage
Canada	0.3%
Guernsey	1.1%
Ireland (Republic of)	1.2%
Netherlands	1.0%
Panama	0.9%
Switzerland	2.6%
United Kingdom	3.2%
United States	89.7%

100.0%

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Schedule of Portfolio Investments, continued

December 31, 2012

At December 31, 2012, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	State Street	1/15/13	$3,080,638	$4,933,740	$5,003,350	$(69,610)
Swiss Franc	BNY Mellon	1/15/13	1,625,309	1,747,381	1,778,170	(30,789)
European Euro	BNY Mellon	1/15/13	2,707,664	3,502,729	3,574,049	(71,320)

				$10,183,850	$10,355,569	$(171,719)

Long Contracts:
British Pound	State Street	1/15/13	337,652	$539,849	$548,390	$8,541

				$539,849	$548,390	$8,541

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$282,179,018

Investment securities, at value	$330,311,112
Interest and dividends receivable	517,010
Unrealized appreciation on forward currency contracts	8,541
Receivable for capital shares issued	51,549
Receivable for expenses paid indirectly	7,564
Prepaid expenses	175

Total Assets	330,895,951

Liabilities:
Unrealized depreciation on forward currency contracts	171,719
Payable for investments purchased	1,582,184
Payable for capital shares redeemed	165,029
Manager fees payable	182,083
Administration fees payable	10,237
Distribution fees payable	69,217
Custodian fees payable	5,209
Administrative and compliance services fees payable	1,739
Other accrued liabilities	23,409

Total Liabilities	2,210,826

Net Assets	$328,685,125

Net Assets Consist of:
Capital	$288,670,934
Accumulated net investment income/(loss)	3,919,381
Accumulated net realized gains/(losses) from investment transactions	(11,874,189)
Net unrealized appreciation/(depreciation) on investments	47,968,999

Net Assets	$328,685,125

Shares of beneficial interest (unlimited number of shares authorized, no par value)	28,073,866
Net Asset Value (offering and redemption price per share)	$11.71

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$6,877,296
Income from securities lending	27,991

Total Investment Income	6,905,287

Expenses:
Manager fees	2,176,349
Administration fees	104,853
Distribution fees	720,293
Custodian fees	18,681
Administrative and compliance services fees	8,077
Trustee fees	17,658
Professional fees	21,665
Shareholder reports	20,874
Other expenses	8,721

Total expenses before reductions	3,097,171
Less expenses voluntarily waived/reimbursed by the Manager	(278,584)
Less expenses paid indirectly	(33,048)

Net expenses	2,785,539

Net Investment Income/(Loss)	4,119,748

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	11,834,230
Net realized gains/(losses) on forward currency contracts	211,246
Change in unrealized appreciation/depreciation on investments	19,984,546

Net Realized/Unrealized Gains/(Losses) on Investments	32,030,022

Change in Net Assets Resulting From Operations	$36,149,770

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Invesco Growth and Income Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$4,119,748	$3,448,636
Net realized gains/(losses) on investment transactions	12,045,476	1,801,489
Payments by affiliates for the violation of certain investment policies and limitations	—	1,687
Change in unrealized appreciation/depreciation on investments	19,984,546	(11,021,396)

Change in net assets resulting from operations	36,149,770	(5,769,584)

Dividends to Shareholders:
From net investment income	(4,164,632)	(2,285,285)

Change in net assets resulting from dividends to shareholders	(4,164,632)	(2,285,285)

Capital Transactions:
Proceeds from shares issued	62,724,559	35,049,634
Proceeds from dividends reinvested	4,164,632	2,285,285
Value of shares redeemed	(21,490,741)	(45,436,950)

Change in net assets resulting from capital transactions	45,398,450	(8,102,031)

Change in net assets	77,383,588	(16,156,900)
Net Assets:
Beginning of period	251,301,537	267,458,437

End of period	$328,685,125	$251,301,537

Accumulated net investment income/(loss)	$3,919,381	$3,829,512

Share Transactions:
Shares issued	5,455,817	3,283,048
Dividends reinvested	360,574	236,083
Shares redeemed	(1,934,920)	(4,328,893)

Change in shares	3,881,471	(809,762)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$10.39	$10.70		$9.61	$7.95	$12.95

Investment Activities:
Net Investment Income/(Loss)	0.14	0.15		0.07	0.12	0.24
Net Realized and Unrealized Gains/(Losses) on Investments	1.35	(0.36)		1.11	1.75	(4.31)

Total from Investment Activities	1.49	(0.21)		1.18	1.87	(4.07)

Dividends to Shareholders From:
Net Investment Income	(0.17)	(0.10)		(0.09)	(0.21)	(0.24)
Net Realized Gains	—	—		—	—	(0.69)

Total Dividends	(0.17)	(0.10)		(0.09)	(0.21)	(0.93)

Net Asset Value, End of Period	$11.71	$10.39		$10.70	$9.61	$7.95

Total Return(a)	14.33%	(1.94	)%(b)	12.37%	23.64%	(32.86)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$328,685	$251,302		$267,458	$183,359	$159,898
Net Investment Income/(Loss)	1.43%	1.32%		1.03%	1.32%	1.71%
Expenses Before Reductions(c)	1.07%	1.09%		1.10%	1.13%	1.12%
Expenses Net of Reductions	0.97%	0.98%		0.99%	1.00%	1.00%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	0.98%	0.99%		1.00%	1.03%	1.03%
Portfolio Turnover Rate	32%	22%		34%	54%	40%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the year ended December 31, 2011, Invesco Advisers, Inc. reimbursed $1,687 to the Fund in connection with violations of certain investment policies and limitations. The corresponding impact to the return was less than 0.005%.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Invesco Growth and Income Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $3 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $2,764 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Notes to the Financial Statements, continued

December 31, 2012

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $10.7 million as of December 31, 2012. The monthly average amount for these contracts was $9.9 million for the period ended December 31, 2012.

Futures Contracts

During the year ended December 31, 2012, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012.

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statements of Assets and Liabilities Location	Total Fair Value	Statements of Assets and Liabilities Location	Total Fair Value
Foreign Currency Contracts	Unrealized appreciation on forward currency contracts	$8,541	Unrealized depreciation on forward currency contracts	$171,719

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Notes to the Financial Statements, continued

December 31, 2012

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Primary Risk Exposure	Location of Gains /(Losses) on Derivatives Recognized in Income	Realized Gains/ (Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Foreign Currency Contracts	Net realized gains/(losses) on forward currency contracts/ change in unrealized appreciation/depreciation on investments	$211,246	$(498,928)

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Invesco Advisers, Inc. (“Invesco”), Invesco provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Invesco Growth and Income Fund	0.775%	1.20%

*	The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725% and above $500 million at 0.675%. The Manager voluntarily reduced the management fees as follows: the first $100 million at 0.675% and above $100 million at 0.65%. The Manager reserves the right to stop reducing the manager fee at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Notes to the Financial Statements, continued

December 31, 2012

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $4,236 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Notes to the Financial Statements, continued

December 31, 2012

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities whcih are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Pharmaceuticals	$22,574,040	$2,952,073	$—	$25,526,113
All Other Common Stocks+	284,267,423	—	—	284,267,423
Unaffiliated Investment Company	20,517,576	—	—	20,517,576

Total Investment Securities	327,359,039	2,952,073	—	330,311,112

Other Financial Instruments:*
Forward Currency Contracts	—	(163,178)	—	(163,178)

Total Investments	$327,359,039	$2,788,895	$—	$330,147,934

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Notes to the Financial Statements, continued

December 31, 2012

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Invesco Growth and Income Fund	$131,048,184	$85,221,139

6.	Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $283,253,952. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$52,138,624
Unrealized depreciation	(5,081,464)

Net unrealized appreciation	$47,057,160

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2017
AZL Invesco Growth and Income Fund	$10,799,257

During the year ended December 31, 2012, the Fund utilized $11,475,794 in CLCFs to offset capital gains.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco Growth and Income Fund

Notes to the Financial Statements, continued

December 31, 2012

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco Growth and Income Fund	$4,164,632	$—	$4,164,632

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco Growth and Income Fund	$2,285,285	$—	$2,285,285

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Invesco Growth and Income Fund	$3,756,204	$(10,799,256)	$47,057,243	$40,014,191

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Invesco Growth and Income Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

21

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

22

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

23

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

25

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

26

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Invesco International Equity Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 7

Statement of Operations Page 7

Statements of Changes in Net Assets Page 8

Financial Highlights Page 9

Notes to the Financial Statements Page 10

Report of Independent Registered Public Accounting Firm Page 18

Other Federal Income Tax Information Page 19

Other Information Page 20

Approval of Investment Advisory and Subadvisory Agreements Page 21

Information about the Board of Trustees and Officers Page 25

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Invesco International Equity Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Invesco International Equity Fund and Invesco Advisers, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Invesco International Equity Fund returned 15.56%, that compared to a 17.90% total return for its benchmark, the MSCI EAFE Index1.

Global equity markets were quite volatile during period, but delivered positive returns overall. The period began with a strong performance among equities in the first quarter, due to accommodative policy measures from central banks. But global equity markets retreated during the second quarter as investors grew concerned over the European debt crisis.

The rally returned in the third quarter on news of the European Central Bank’s measures to address the eurozone’s debt problem, as well as other central banks’ further accommodative monetary policies. However, the markets had cooled again by the end of the period due to uncertainty over the impending United States presidential election and negotiations over the looming automatic tax increases and spending cuts set to take effect at the end of the year.

In addition, concerns over the European economy and a flare up in the Middle East also caused global markets to suffer. In this environment, the Fund’s higher-than-average cash position, held out of concerns about downside risk during the period, dragged on its performance relative to its benchmark. A significant underweight position in the financial services sector also detracted from relative performance. Geographically, the Fund’s Canadian exposure—a country not included in the benchmark—was a primary cause of underperformance on a country level, while the Fund’s overweight exposure in Israel and weak stock selection in Switzerland also hurt relative performance.*

The Fund’s absolute and relative returns were boosted by holdings in the consumer discretionary sector, the portfolio’s largest sector-level exposure. A combination of strong stock selection and an underweight exposure to the utilities and telecommunication sectors also boosted relative performance. And strong stock selection within the materials and information technology sectors also drove positive relative performance versus the benchmark.*

From a geographic perspective, all major regions were positive for the period, and the Fund outperformed the MSCI EAFE Index across Europe, Asia and Africa/Mideast. Positive stock selection was the key driver of outperformance across these regions. At the country level, relative results were supported by the portfolio’s continued and meaningful underweight to the weak Japanese market, as well as favorable stock selection in Japan. Underweight exposure in Spain also helped boost the Fund’s relative returns.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned.The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.

1

AZL® Invesco International Equity Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of equity securities of foreign issuers that are considered by the Fund’s subadviser to have strong earnings growth.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of underlying stock into which the securities may be converted.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

	1 Year	3 Year	5 Year	10 Year
AZL® Invesco International Equity Fund	15.56%	6.42%	–1.09%	9.56%

MSCI EAFE Index (gross of withholding taxes)	17.90%	4.04%	–3.21%	8.70%

MSCI EAFE Index (net of withholding taxes)	17.32%	3.56%	–3.69%	8.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Invesco International Equity Fund	1.28%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager voluntarily reduced the management fee to 0.85%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.45% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 1.27%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Invesco International Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Invesco International Equity Fund	$1,000.00	$1,105.00	$6.30	1.19%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Invesco International Equity Fund	$1,000.00	$1,019.15	$6.04	1.19%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Country	Percent of net assets (%)
United Kingdom	19.3
United States	10.5
Canada	8.3
Switzerland	7.9
Germany	7.5
Hong Kong	5.4
Japan	5.2
Australia	5.0
France	4.4
Sweden	4.3

Country	Percent of net assets (%)
All other countries	13.3

Total Common Stock and Preferred Stock	91.1
Unaffiliated Investment Company	8.6
Securities Held as Collateral for Securities on Loan	2.0

Total Investment Securities	101.7
Net other assets (liabilities)	(1.7)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value
Common Stocks (89.3%):
Auto Components (2.1%):
103,300	DENSO Corp.	$3,594,938
26,060	Hyundai Mobis Co., Ltd.*	7,068,993

		10,663,931

Automobiles (1.2%):
134,400	Toyota Motor Corp.	6,274,417

Beverages (3.2%):
132,549	Anheuser-Busch InBev NV	11,581,959
43,097	Fomento Economico Mexicano SAB de C.V., ADR	4,339,868

		15,921,827

Biotechnology (1.1%):
97,790	CSL, Ltd.	5,523,007

Capital Markets (1.0%):
144,069	Julius Baer Group, Ltd.	5,184,824

Chemicals (3.7%):
48,331	Agrium, Inc.	4,818,519
143,981	Potash Corp. of Saskatchewan, Inc.^	5,861,174
20,193	Syngenta AG, Registered Shares^	8,147,741

		18,827,434

Commercial Banks (6.0%):
1,083,472	Akbank T.A.S.	5,360,173
507,774	Banco Bradesco SA , ADR	8,820,034
8,478,000	Industrial & Commercial Bank of China	6,114,261
261,597	Swedbank AB, A Shares	5,150,145
299,352	United Overseas Bank, Ltd.	4,904,321

		30,348,934

Commercial Services & Supplies (1.8%):
1,163,589	Brambles, Ltd.	9,257,726

Communications Equipment (0.7%):
371,429	Telefonaktiebolaget LM Ericsson, B Shares	3,737,626

Diversified Financial Services (2.7%):
67,539	Deutsche Boerse AG	4,121,841
228,181	Investor AB, B Shares	5,987,505
155,317	Kinnevik Investment AB, Class B	3,246,861

		13,356,207

Electrical Equipment (2.3%):
270,215	ABB, Ltd.	5,612,253
82,686	Schneider Electric SA	6,166,314

		11,778,567

Electronic Equipment, Instruments & Components (1.4%):
26,185	Keyence Corp.	7,228,077

Energy Equipment & Services (1.1%):
234,585	WorleyParsons, Ltd.	5,785,610

Shares		Fair Value
Common Stocks, continued
Food Products (2.7%):
115,821	Nestle SA, Registered Shares	$7,550,595
165,998	Unilever NV	6,263,018

		13,813,613

Health Care Equipment & Supplies (1.1%):
492,157	Smith & Nephew plc	5,445,660

Health Care Providers & Services (1.0%):
73,480	Fresenius Medical Care AG & Co., KGaA	5,076,318

Hotels, Restaurants & Leisure (3.4%):
1,011,079	Compass Group plc	11,955,907
1,437,000	Galaxy Entertainment Group, Ltd.*	5,732,166

		17,688,073

Industrial Conglomerates (2.4%):
541,000	Hutchison Whampoa, Ltd.	5,739,277
761,841	Keppel Corp., Ltd.	6,924,439

		12,663,716

Insurance (1.0%):
14,120	Fairfax Financial Holdings, Ltd.	5,091,237

Internet Software & Services (2.8%):
84,748	Baidu, Inc. , ADR*	8,499,377
25,905	NHN Corp.*	5,524,313

		14,023,690

IT Services (1.8%):
230,102	Amadeus IT Holding SA, A Shares	5,773,586
79,066	Cap Gemini SA	3,445,295

		9,218,881

Life Sciences Tools & Services (0.0%):
160,422	Art Advanced Research Technologies, Inc.*(a)	—
165,100	Art Advanced Research Technologies, Inc.*(a)	—
50,591	Art Advanced Research Technologies, Inc.*(a)	—

		—

Machinery (2.4%):
26,300	Fanuc, Ltd.	4,891,696
106,700	Komatsu, Ltd.	2,730,869
310,588	Volvo AB, B Shares ^	4,284,858

		11,907,423

Media (9.8%):
427,619	British Sky Broadcasting Group plc	5,340,933
100,094	Eutelsat Communications	3,323,119
316,978	Grupo Televisa SA , ADR	8,425,275
605,136	Informa plc	4,476,065
190,912	Pearson plc	3,731,617

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Media, continued
109,346	Publicis Groupe	$6,550,802
1,190,615	Reed Elsevier plc	12,499,363
401,340	WPP plc	5,833,469

		50,180,643

Metals & Mining (1.1%):
138,891	BHP Billiton, Ltd.	5,422,795

Multiline Retail (1.0%):
84,153	Next plc	5,193,166

Multi-Utilities (0.9%):
841,526	Centrica plc	4,570,780

Office Electronics (0.4%):
53,950	Canon, Inc.	2,116,402

Oil, Gas & Consumable Fuels (7.5%):
433,649	BG Group plc	7,270,396
121,927	Canadian Natural Resources, Ltd.	3,511,655
140,945	Cenovus Energy, Inc.^	4,718,483
1,868,000	CNOOC, Ltd.	4,101,806
272,607	OAO Gazprom, Registered Shares, ADR	2,613,994
168,933	Royal Dutch Shell plc, B Shares	5,977,993
307,465	Suncor Energy, Inc.	10,113,817

		38,308,144

Personal Products (0.7%):
25,587	L’Oreal SA	3,573,847

Pharmaceuticals (6.1%):
85,678	Novartis AG, Registered Shares	5,425,887
30,513	Novo Nordisk A/S, B Shares	4,984,084
43,735	Roche Holding AG	8,912,345
93,540	Shire plc	2,872,441
236,722	Teva Pharmaceutical Industries, Ltd., ADR	8,839,199

		31,033,956

Road & Rail (0.8%):
47,327	Canadian National Railway Co.	4,299,123

Semiconductors & Semiconductor Equipment (2.0%):
150,014	Avago Technologies, Ltd.	4,749,443
316,027	Taiwan Semiconductor Manufacturing Co., Ltd. , ADR	5,423,023

		10,172,466

Shares or Principal Amount		Fair Value
Common Stocks, continued
Software (2.5%):
156,880	SAP AG	$12,565,686

Software & Computer Services (0.8%):
182,178	CGI Group, Inc., Class A*	4,202,698

Specialty Retail (1.1%):
1,255,932	Kingfisher plc	5,800,095

Textiles, Apparel & Luxury Goods (1.6%):
92,288	Adidas AG	8,223,607

Tobacco (3.7%):
170,375	British American Tobacco plc	8,631,547
259,898	Imperial Tobacco Group plc	10,034,340

		18,665,887

Wireless Telecommunication Services (2.4%):
250,494	America Movil SAB de CV, Series L, ADR	5,796,431
530,500	China Mobile, Ltd.	6,214,399

		12,010,830

Total Common Stocks (Cost $355,572,923)		455,156,923

Preferred Stock(1.8%):
Automobiles (1.8%):
39,579	Volkswagen AG, Preferred Shares	9,003,432

Total Preferred Stock (Cost $6,963,244)		9,003,432

Securities Held as Collateral for Securities on Loan (2.0%):
$10,315,188	Allianz Variable Insurance Products Securities Lending Collateral Trust(b)	10,315,188

Total Securities Held as Collateral for Securities on Loan (Cost $10,315,188)		10,315,188

Unaffiliated Investment Company (8.6%):
44,069,422	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(c)	44,069,422

Total Unaffiliated Investment Company (Cost $44,069,422)		44,069,422

Total Investment Securities (Cost $416,920,777)(d) — 101.7%		$518,544,965
Net other assets (liabilities) — (1.7%)		(8,659,679)

Net Assets — 100.0%		$509,885,286

Percentages indicated are based on net assets as of December 31, 2012.

ADR—American	Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $9,936,113.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2012. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Schedule of Portfolio Investments, continued

December 31, 2012

(c)	The rate represents the effective yield at December 31, 2012.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2012:

Country	Percentage
Australia	5.0%
Belgium	2.2%
Brazil	1.7%
Canada	8.3%
Cayman Islands	1.6%
Denmark	1.0%
France	4.4%
Germany	7.5%
Hong Kong	5.4%
Israel	1.7%
Japan	5.2%
Mexico	3.6%
Netherlands	1.2%
Republic of Korea (South)	2.4%
Russian Federation	0.5%
Singapore	3.2%
Spain	1.1%
Sweden	4.3%
Switzerland	7.9%
Taiwan	1.0%
Turkey	1.0%
United Kingdom	19.3%
United States	10.5%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$416,920,777

Investment securities, at value*	$518,544,965
Interest and dividends receivable	230,831
Foreign currency, at value (cost $1,219,017)	1,260,763
Receivable for capital shares issued	40,386
Receivable for expenses paid indirectly	14
Receivable for investments sold	463,578
Reclaims receivable	449,038

Total Assets	520,989,575

Liabilities:
Payable for capital shares redeemed	204,270
Payable for collateral received on loaned securities	10,315,188
Manager fees payable	363,387
Administration fees payable	18,056
Distribution fees payable	106,878
Custodian fees payable	45,477
Administrative and compliance services fees payable	2,858
Other accrued liabilities	48,175

Total Liabilities	11,104,289

Net Assets	$509,885,286

Net Assets Consist of:
Capital	$440,627,207
Accumulated net investment income/(loss)	5,524,873
Accumulated net realized gains/(losses) from investment transactions	(37,951,463)
Net unrealized appreciation/(depreciation) on investments	101,684,669

Net Assets	$509,885,286

Shares of beneficial interest (unlimited number of shares authorized, no par value)	32,136,034
Net Asset Value (offering and redemption price per share)	$15.87

*	Includes securities on loan of $9,936,113.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$327
Dividends	12,378,071
Income from securities lending	292,685
Foreign withholding tax	(1,177,111)

Total Investment Income	11,493,972

Expenses:
Manager fees	4,467,970
Administration fees	198,373
Distribution fees	1,241,101
Custodian fees	149,494
Administrative and compliance services fees	14,074
Trustee fees	31,730
Professional fees	38,489
Shareholder reports	32,124
Other expenses	24,556

Total expenses before reductions	6,197,911
Less expenses voluntarily waived/reimbursed by the Manager	(248,217)
Less expenses paid indirectly	(9,417)

Net expenses	5,940,277

Net Investment Income/(Loss)	5,553,695

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	230,345
Change in unrealized appreciation/depreciation on investments	66,186,545

Net Realized/Unrealized Gains/(Losses) on Investments	66,416,890

Change in Net Assets Resulting From Operations	$71,970,585

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Invesco International Equity Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$5,553,695	$8,849,043
Net realized gains/(losses) on investment transactions	230,345	15,352,807
Payments by affiliates for the violation of certain investment policies and limitations	—	13,257
Change in unrealized appreciation/depreciation on investments	66,186,545	(57,609,440)

Change in net assets resulting from operations	71,970,585	(33,394,333)

Dividends to Shareholders:
From net investment income	(8,911,624)	(4,902,431)

Change in net assets resulting from dividends to shareholders	(8,911,624)	(4,902,431)

Capital Transactions:
Proceeds from shares issued	47,401,586	51,362,509
Proceeds from dividends reinvested	8,911,624	4,902,431
Value of shares redeemed	(69,015,486)	(114,485,009)

Change in net assets resulting from capital transactions	(12,702,276)	(58,220,069)

Change in net assets	50,356,685	(96,516,833)
Net Assets:
Beginning of period	459,528,601	556,045,434

End of period	$509,885,286	$459,528,601

Accumulated net investment income/(loss)	$5,524,873	$8,900,913

Share Transactions:
Shares issued	3,197,343	3,427,041
Dividends reinvested	585,906	360,738
Shares redeemed	(4,543,523)	(7,378,628)

Change in shares	(760,274)	(3,590,849)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$13.97	$15.24		$13.61		$10.31		$19.95

Investment Activities:
Net Investment Income/(Loss)	0.16	0.28		0.12		0.08		0.28
Net Realized and Unrealized Gains/(Losses) on Investments	2.00	(1.40)		1.58		3.45		(8.16)

Total from Investment Activities	2.16	(1.12)		1.70		3.53		(7.88)

Dividends to Shareholders From:
Net Investment Income	(0.26)	(0.15)		(0.07)		(0.23)		(0.08)
Net Realized Gains	—	—		—		—		(1.68)

Total Dividends	(0.26)	(0.15)		(0.07)		(0.23)		(1.76)

Net Asset Value, End of Period	$15.87	$13.97		$15.24		$13.61		$10.31

Total Return(a)	15.56%	(7.32	)%(b)	12.52	%(c)	34.33%		(41.51)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$509,885	$459,529		$556,045		$405,230		$176,746
Net Investment Income/(Loss)	1.12%	1.72%		1.04%		1.09%		1.66%
Expenses Before Reductions(d)	1.25%	1.27%		1.28%		1.32%		1.37%
Expenses Net of Reductions	1.20%	1.19%		1.15%		1.28%		1.37%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)	1.20%	1.19%		1.15%		1.28%		1.37%
Portfolio Turnover Rate	27%	30%		39%		35	%(f)	44%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period ended December 31, 2011, Invesco Advisers, Inc. reimbursed $13,257 to the Fund in connection with violations of certain investment policies and limitations. The corresponding impact to the return was less than 0.005%.

(c)	During the year ended December 31, 2010, Invesco Advisers, Inc. reimbursed $45,566 to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the total return was 0.01%.
(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(f)	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 77%.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Invesco International Equity Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $19 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $28,938 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Notes to the Financial Statements, continued

December 31, 2012

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager and Invesco Advisers, Inc. (“Invesco”), Invesco provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Notes to the Financial Statements, continued

December 31, 2012

(e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business , based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Invesco International Equity Fund	0.90%	1.45%

*	The Manager voluntarily reduced the management fee to 0.85% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $7,472 was paid from the Fund relating to these fees and expenses.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Notes to the Financial Statements, continued

December 31, 2012

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Notes to the Financial Statements, continued

December 31, 2012

increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3		Total
Investment Securities:
Commn Stocks:
Beverages	$4,339,868	$11,581,959	$—		$15,921,827
Chemicals	10,679,693	8,147,741	—		18,827,434
Commercial Banks	8,820,034	21,528,900	—		30,348,934
Insurance	5,091,237	—	—		5,091,237
Internet Software & Services	8,499,377	5,524,313	—		14,023,690
Life Sciences Tools & Services	—	—	—	*	—
Media	8,425,275	41,755,368	—		50,180,643
Oil, Gas & Consumable Fuels	18,343,955	19,964,189	—		38,308,144
Pharmaceuticals	8,839,199	22,194,757	—		31,033,956
Road & Rail	4,299,123	—	—		4,299,123
Semiconductors & Semiconductor Equipment	10,172,466	—	—		10,172,466
Software & Computer Services	4,202,698	—	—		4,202,698
Wireless Telecommunication Services	5,796,431	6,214,399	—		12,010,830
All Other Common Stocks+	—	220,735,941	—		220,735,941
Preferred Stocks+	—	9,003,432	—		9,003,432
Securities Held as Collateral for Securities on Loan	—	10,315,188	—		10,315,188
Unaffiliated Investment Company	44,069,422	—	—		44,069,422

Total Investment Securities	$141,578,778	$376,966,187	$—		$518,544,965

*	Represents the interest in securities that were determined to have a value of zero at December 31, 2012.

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Invesco International Equity Fund	$122,704,958	$150,106,575

6.	Investment Risks:

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Notes to the Financial Statements, continued

December 31, 2012

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $422,894,138. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$100,278,242
Unrealized depreciation	(4,627,415)

Net unrealized appreciation	$95,650,827

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

	Expires 12/31/2016	Expires 12/31/2017
AZL Invesco International Equity Fund	$18,216,887	$14,096,888

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Invesco International Equity Fund	$855,227	$136,594	$991,821

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco International Equity Fund	$8,911,624	$—	$8,911,624

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco International Equity Fund	$4,902,431	$—	$4,902,431

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Invesco International Equity Fund

Notes to the Financial Statements, continued

December 31, 2012

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Invesco International Equity Fund	$6,852,319	$(33,305,596)	$95,711,356	$69,258,079

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Invesco International Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

The Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2012 are as follows:

Foreign Source Income per Share	Foreign Tax Expense Per Share
$0.39	$0.03

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

21

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

22

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

23

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

25

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

26

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® JPMorgan International Opportunities Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 8

Statement of Operations Page 8

Statements of Changes in Net Assets Page 9

Financial Highlights Page 10

Notes to the Financial Statements Page 11

Report of Independent Registered Public Accounting Firm Page 19

Other Federal Income Tax Information Page 20

Other Information Page 21

Approval of Investment Advisory and Subadvisory Agreements Page 22

Information about the Board of Trustees and Officers Page 26

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® JPMorgan International Opportunities Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® JPMorgan International Opportunities Fund and J.P. Morgan Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® JPMorgan International Opportunities Fund returned 20.26%1. That compared to a 17.90% total return for its benchmark, the MSCI EAFE Index2.

Despite lingering global uncertainty, 2012 proved a strong year for the equities markets. Investors remained concerned about the struggling Eurozone countries, the slowing growth of China’s economy, and political gridlock over the U.S. federal budget. However, the equities markets posted double-digit gains, in part due to efforts by monetary authorities around the world to spur economic growth. For example, the European Central Bank cut rates and introduced new programs to aid its ailing members and preserve the euro. In China, policy makers adopted a pro-growth stance, while Japan ushered in a new pro-growth government and monetary authorities embarked on a major asset purchase program to boost credit demand and stimulate the economy. In addition, the U.S. economy showed signs of improvement throughout the period.

The Fund’s relative performance was diminished over the period by stock selection in the energy, industrial cyclicals, and automotive sectors. Specifically, a United Kingdom-based gas company announced several project delays that negatively affected its stock performance. Additionally, an underweight position in banks and finance combined with an overweight position in technology hardware weighed on relative performance.*

The Fund’s outperformance of the benchmark is largely due to stock selection that added value in the majority of sectors. The gains were especially strong in basic industries, technology and semiconductors, retail, transportation services and consumer cyclicals. A Belgian chemical company was one of the largest contributors to relative performance. The company facilitated significant growth via an acquisition, while simultaneously cutting costs.*

Although the fund did invest in derivative instruments during the period, they had no significant impact on performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

[2]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.

1

AZL® JPMorgan International Opportunities Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in equity securities of companies from developed countries other than the United States.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

	1 Year		3 Year	5 Year	Since Inception (5/1/03)
AZL® JPMorgan International Opportunities Fund	20.26	%2	3.33%	–0.09%	7.75%

MSCI EAFE Index (gross of withholding taxes)	17.90%		4.04%	–3.21%	8.91%[1]

MSCI EAFE Index (net of withholding taxes)	17.32%		3.56%	–3.69%	8.42%[1]

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® JPMorgan International Opportunities Fund	1.32%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager voluntarily reduced the management fee to 0.85%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.39% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment and the since inception performance data for the MSCI EAFE Index is calculated from April 30, 2003.
[2]

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index noted as “gross of withholding taxes” do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “net of withholding taxes” reflect the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL JPMorgan International Opportunities Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL JPMorgan International Opportunities Fund	$1,000.00	$1,132.60	$6.38	1.19%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL JPMorgan International Opportunities Fund	$1,000.00	$1,019.15	$6.04	1.19%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Country	Percent of net assets (%)
United Kingdom	28.5
Japan	20.6
Germany	7.9
Switzerland	7.4
France	7.1
Hong Kong	5.2
Netherlands	3.6
United States	3.4
Sweden	3.2

Country	Percent of net assets (%)
Republic of Korea (South)	2.1
All other countries	8.8

Total Common Stock and Preferred Stock	97.8
Unaffiliated Investment Company	2.1
Securities Held as Collateral for Securities on Loan	1.3

Total Investment Securities	101.2
Net other assets (liabilities)	(1.2)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Common Stocks (95.7%):
Air Freight & Logistics (0.5%):
180,100	Yamato Holdings Co., Ltd.	$2,738,988

Airlines (0.8%):
103,100	Japan Airlines Co., Ltd.*	4,413,655

Auto Components (1.0%):
51,848	Continental AG	5,998,393

Automobiles (2.9%):
242,900	Honda Motor Co., Ltd.	8,954,458
833,200	Nissan Motor Co., Ltd.	7,909,644

		16,864,102

Beverages (1.9%):
30,195	Carlsberg A/S, Class B	2,969,029
166,791	SABMiller plc	7,849,296

		10,818,325

Building Products (1.2%):
162,040	Compagnie de Saint-Gobain	6,932,675

Capital Markets (1.2%):
275,359	Credit Suisse Group AG, Registered Shares	6,911,015

Chemicals (3.9%):
98,233	BASF SE	9,232,001
15,216	LG Chem, Ltd.*	4,731,167
58,447	Solvay SA	8,412,555

		22,375,723

Commercial Banks (9.7%):
315,826	Australia & New Zealand Banking Group, Ltd.	8,266,582
1,681,210	HSBC Holdings plc	17,779,071
1,707,100	Mitsubishi UFJ Financial Group, Inc.	9,187,734
262,017	Standard Chartered plc	6,640,736
225,472	Sumitomo Mitsui Financial Group, Inc.	8,192,596
329,730	Swedbank AB, A Shares	6,491,502

		56,558,221

Communications Equipment (1.2%):
706,722	Telefonaktiebolaget LM Ericsson, B Shares	7,111,622

Computers & Peripherals (0.9%):
1,244,000	Fujitsu, Ltd.	5,224,052

Diversified Financial Services (2.5%):
130,150	Deutsche Boerse AG	7,942,931
58,390	ORIX Corp.	6,589,802

		14,532,733

Diversified Telecommunication Services (1.3%):
1,296,979	BT Group plc	4,888,186
1,411,667	Telecom Corp. of New Zealand, Ltd.	2,668,370

		7,556,556

Shares		Fair Value

Common Stocks, continued
Electrical Equipment (3.4%):
1,090,000	Mitsubishi Electric Corp.	$9,279,080
137,003	Schneider Electric SA	10,217,008

		19,496,088

Electronic Equipment, Instruments & Components (2.5%):
1,621,000	Hitachi, Ltd.	9,541,443
849,737	Hon Hai Precision Industry Co., Ltd., GDR	5,202,770

		14,744,213

Energy Equipment & Services (0.7%):
155,878	Petrofac, Ltd.	4,222,511

Food Products (4.0%):
163,682	Nestle SA, Registered Shares	10,670,745
364,390	Unilever NV	13,748,245

		24,418,990

Gas Utilities (0.6%):
6,687,000	PT Perusahaan Gas Negara Tbk	3,202,677

Hotels, Restaurants & Leisure (4.2%):
375,891	InterContinental Hotels Group plc	10,569,019
1,059,600	Sands China, Ltd.	4,746,481
110,815	Sodexo	9,284,751

		24,600,251

Household Durables (0.9%):
192,981	Electrolux AB, Series B	5,070,682

Industrial Conglomerates (1.3%):
686,000	Hutchison Whampoa, Ltd.	7,277,530

Insurance (4.0%):
5,720	Dai-ichi Life Insurance Co., Ltd. (The)	8,049,690
569,937	Prudential plc	7,951,238
92,065	Swiss Re AG	6,721,133

		22,722,061

Machinery (0.8%):
185,900	Komatsu, Ltd.	4,757,906

Media (1.2%):
351,495	Pearson plc	6,870,414

Metals & Mining (4.2%):
337,175	First Quantum Minerals, Ltd.	7,429,107
284,799	Rio Tinto plc	16,593,322

		24,022,429

Multi-Utilities (2.2%):
1,023,769	Centrica plc	5,560,639
186,592	GDF Suez	3,844,089
253,551	Suez Environnement Co.	3,056,907

		12,461,635

Office Electronics (1.3%):
189,000	Canon, Inc.^	7,414,273

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels (7.2%):
534,296	BG Group plc	$8,957,806
1,232,000	China Shenhua Energy Co., Ltd., H Shares	5,496,524
1,979,000	CNOOC, Ltd.	4,345,543
523,807	Royal Dutch Shell plc, A Shares	18,007,559
305,792	Royal Dutch Shell plc, A Shares*(a)(b)	—
274,746	Tullow Oil plc	5,594,144

		42,401,576

Paper & Forest Products (1.1%):
442,607	Stora Enso OYJ, R Shares	3,130,131
267,446	UPM-Kymmene OYJ	3,177,853

		6,307,984

Pharmaceuticals (8.5%):
112,757	Bayer AG	10,706,474
479,540	GlaxoSmithKline plc	10,409,933
47,120	Roche Holding AG	9,602,142
86,511	Sanofi	8,203,358
198,676	Shire plc	6,100,973
93,502	Teva Pharmaceutical Industries, Ltd., ADR	3,491,365

		48,514,245

Professional Services (1.2%):
430,282	Experian plc	6,951,082

Real Estate Management & Development (2.5%):
2,560,000	China Overseas Land & Investment, Ltd.	7,754,914
308,000	Mitsubishi Estate Co., Ltd.	7,364,418

		15,119,332

Semiconductors & Semiconductor Equipment (2.7%):
113,059	ASML Holding NV	7,318,570
5,465	Samsung Electronics Co., Ltd.	7,822,559

		15,141,129

Specialty Retail (3.2%):
2,786,000	Belle International Holdings, Ltd.	6,152,842
29,573	Industria de Diseno Textil SA	4,142,644
1,201,878	Kingfisher plc	5,550,465
31,100	Nitori Co., Ltd.	2,277,152

		18,123,103

Textiles, Apparel & Luxury Goods (1.6%):
114,848	Compagnie Financiere Richemont SA, Bearer Shares, Class A	9,186,156

Shares or Principal Amount		Fair Value
Common Stocks, continued
Tobacco (3.6%):
233,964	British American Tobacco plc	$11,853,096
324,700	Japan Tobacco, Inc.	9,155,424

		21,008,520

Trading Companies & Distributors (1.7%):
707,000	Marubeni Corp.	5,067,305
321,800	Mitsui & Co., Ltd.	4,815,052

		9,882,357

Wireless Telecommunication Services (2.1%):
4,734,111	Vodafone Group plc	11,903,781

Total Common Stocks (Cost $521,943,399)		553,856,985

Preferred Stocks (2.1%):
Automobiles (1.3%):
31,419	Volkswagen AG, Preferred Shares	7,147,195

Household Products (0.8%):
59,535	Henkel AG & Co. KGaA, Preferred Shares	4,888,649

Total Preferred Stocks (Cost $9,168,213)		12,035,844

Securities Held as Collateral for Securities on Loan (1.3%):
$7,545,863	Allianz Variable Insurance Products Securities Lending Collateral Trust(c)	7,545,863

Total Securities Held as Collateral for Securities on Loan (Cost $7,545,863)		7,545,863

Unaffiliated Investment Company (2.1%):
12,218,774	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(d)	12,218,774

Total Unaffiliated Investment Company (Cost $12,218,774)		12,218,774

Total Investment Securities (Cost $550,876,249)(e) — 101.2%		585,657,466
Net other assets (liabilities) — (1.2%)		(6,866,303)

Net Assets — 100.0%		$578,791,163

Percentages indicated are based on net assets as of December 31, 2012.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

*	Non-income producing security.

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Schedule of Portfolio Investments, continued

December 31, 2012

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $7,312,419.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2012. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Security issued in connection with a pending litigation settlement.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(d)	The rate represents the effective yield at December 31, 2012.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2012:

Country	Percentage
Australia	1.4%
Belgium	1.4%
Canada	1.3%
China	0.9%
Denmark	0.5%
Finland	1.1%
France	7.1%
Germany	7.9%
Hong Kong	5.2%
Indonesia	0.5%
Ireland (Republic of)	1.2%
Israel	0.6%
Japan	20.6%
Netherlands	3.6%
New Zealand	0.5%
Republic of Korea (South)	2.1%
Spain	0.7%
Sweden	3.2%
Switzerland	7.4%
Taiwan	0.9%
United Kingdom	28.5%
United States	3.4%

100.0%

At December 31, 2012, the Fund’s open foreign currency contracts were as follows:

Short Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar	Citigroup Global Markets	3/14/13	$6,056,677	$6,139,020	$6,081,488	$57,532
British Pound	Credit Suisse	3/14/13	21,484,078	34,620,475	34,885,793	(265,318)
Hong Kong Dollar	Credit Suisse	3/14/13	122,871,787	15,856,699	15,857,340	(641)
Japanese Yen	Credit Suisse	3/14/13	988,933,459	11,808,584	11,424,171	384,413
New Zealand Dollar	Societe Generale	3/14/13	1,692,670	1,415,170	1,391,502	23,668
Swedish Krona	State Street	3/14/13	1,370,611	205,184	210,522	(5,338)
Swedish Krona	Citigroup Global Markets	3/14/13	5,191,150	781,419	797,347	(15,928)

				$70,826,551	$70,648,163	$178,388

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Long Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar	Citigroup Global Markets	3/14/13	39,692,650	$41,514,503	$40,987,067	$(527,436)
Australian Dollar	Morgan Stanley	3/14/13	1,603,000	1,662,718	1,655,275	(7,443)
Swiss Franc	Citigroup Global Markets	3/14/13	7,347,779	7,965,935	8,048,365	82,430
Danish Krone	Royal Bank of Scotland	3/14/13	46,504,910	8,171,686	8,239,401	67,715
European Euro	Royal Bank of Scotland	3/14/13	4,450,813	5,829,964	5,877,875	47,911
British Pound	Westpac Banking Corp.	3/14/13	1,066,988	1,735,121	1,732,573	(2,548)
Norwegian Krone	Societe Generale	3/14/13	26,762,206	4,731,398	4,804,613	73,215
Swedish Krona	Societe Generale	3/14/13	2,834,009	421,866	435,297	13,431
Singapore Dollar	Societe Generale	3/14/13	12,439,280	10,184,111	10,185,529	1,418

				$82,217,302	$81,965,995	$(251,307)

At December 31, 2012, the Fund’s open forward cross currency contracts were as follows:

Purchase/Sale	Counterparty	Amount Purchased	Amount Sold	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
European Euro/Japanses Yen	Westpac Banking Corp.	1,091,002 EUR	121,780,762 JPY	$1,445,897	$1,479,893	$33,996
European Euro/British Pound	Credit Suisse	870,184 EUR	712,324 GBP	1,150,706	1,143,227	(7,479)

				$2,596,603	$2,623,120	$26,517

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$550,876,249

Investment securities, at value*	$585,657,466
Interest and dividends receivable	669,688
Foreign currency, at value (cost $772,370)	772,944
Unrealized appreciation on forward currency contracts	785,729
Receivable for capital shares issued	33,836
Receivable for expenses paid indirectly	62
Reclaims receivable	284,568
Prepaid expenses	330

Total Assets	588,204,623

Liabilities:
Unrealized depreciation on forward currency contracts	832,131
Payable for capital shares redeemed	393,996
Payable for collateral received on loaned securities	7,545,863
Manager fees payable	407,561
Administration fees payable	19,463
Distribution fees payable	119,871
Custodian fees payable	40,585
Administrative and compliance services fees payable	3,148
Other accrued liabilities	50,842

Total Liabilities	9,413,460

Net Assets	$578,791,163

Net Assets Consist of:
Capital	$566,108,145
Accumulated net investment income/(loss)	13,230,066
Accumulated net realized gains/(losses) from investment transactions	(35,285,507)
Net unrealized appreciation/(depreciation) on investments	34,738,459

Net Assets	$578,791,163

Shares of beneficial interest (unlimited number of shares authorized, no par value)	36,512,153
Net Asset Value (offering and redemption price per share)	$15.85

*	Includes securities on loan of $7,312,419.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$16,732,521
Income from securities lending	450,427
Foreign withholding tax	(1,630,445)

Total Investment Income	15,552,503

Expenses:
Manager fees	4,500,691
Administration fees	192,296
Distribution fees	1,184,392
Custodian fees	145,474
Administrative and compliance services fees	14,062
Trustee fees	30,480
Professional fees	39,414
Shareholder reports	39,655
Other expenses	23,736

Total expenses before reductions	6,170,200
Less expenses voluntarily waived/reimbursed by the Manager	(473,750)
Less expenses paid indirectly	(595)

Net expenses	5,695,855

Net Investment Income/(Loss)	9,856,648

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(17,460,141)
Net realized gains/(losses) on futures contracts	803,395
Net realized gains/(losses) on forward currency contracts	2,962,246
Change in unrealized appreciation/depreciation on investments	90,210,731

Net Realized/Unrealized Gains/(Losses) on Investments	76,516,231

Change in Net Assets Resulting From Operations	$86,372,879

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL JPMorgan International Opportunities Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$9,856,648	$7,625,170
Net realized gains/(losses) on investment transactions	(13,694,500)	231,477
Change in unrealized appreciation/depreciation on investments	90,210,731	(85,457,265)

Change in net assets resulting from operations	86,372,879	(77,600,618)

Dividends to Shareholders:
From net investment income	(8,519,620)	(3,080,527)

Change in net assets resulting from dividends to shareholders	(8,519,620)	(3,080,527)

Capital Transactions:
Proceeds from shares issued	133,521,756	202,470,055
Proceeds from dividends reinvested	8,519,620	3,080,527
Value of shares redeemed	(39,786,858)	(58,001,474)

Change in net assets resulting from capital transactions	102,254,518	147,549,108

Change in net assets	180,107,777	66,867,963
Net Assets:
Beginning of period	398,683,386	331,815,423

End of period	$578,791,163	$398,683,386

Accumulated net investment income/(loss)	$13,230,066	$7,899,148

Share Transactions:
Shares issued	8,985,901	12,084,310
Dividends reinvested	577,993	231,793
Shares redeemed	(2,753,072)	(3,860,738)

Change in shares	6,810,822	8,455,365

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011		2010	2009		2008
Net Asset Value, Beginning of Period	$13.42	$15.62		$14.90	$12.77		$19.57

Investment Activities:
Net Investment Income/(Loss)	0.26	0.21		0.27	0.26		0.46
Net Realized and Unrealized Gains/(Losses) on Investments	2.44	(2.31)		0.61	3.06		(5.80)

Total from Investment Activities	2.70	(2.10)		0.88	3.32		(5.34)

Dividends to Shareholders From:
Net Investment Income	(0.27)	(0.10)		(0.07)	(1.19)		(0.34)
Net Realized Gains	—	—		(0.09)	—		(1.12)

Total Dividends	(0.27)	(0.10)		(0.16)	(1.19)		(1.46)

Net Asset Value, End of Period	$15.85	$13.42		$15.62	$14.90		$12.77

Total Return(a)	20.26%	(13.41)%		5.95%	26.32%		(28.56)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$578,791	$398,683		$331,815	$362,547		$207,351
Net Investment Income/(Loss)	2.08%	1.88%		1.68%	1.51%		2.31%
Expenses Before Reductions(b)	1.30%	1.32%		1.33%	1.33%		1.35%
Expenses Net of Reductions	1.20%	1.21%		1.18%	1.26%		1.29%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.20%	1.21%		1.18%	1.26%		1.30%
Portfolio Turnover Rate	37%	128	%(d)	35%	30	%(e)	27%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	Effective May 1, 2011, the Subadviser changed from Morgan Stanley Management, Inc. to J.P. Morgan Investment Management, Inc. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2011 as compared to prior years.

(e)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 153%.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL JPMorgan International Opportunities Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $17 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $44,509 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements, continued

December 31, 2012

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $155.6 million as of December 31, 2012. The monthly average amount for these contracts was $167.0 million for the year ended December 31, 2012.

Futures Contracts

During the year ended December 31, 2012, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. As of December 31, 2012, the Fund did not hold any futures contracts. The monthly average notional amount for these contracts was $2.7 million for the year ended December 31, 2012.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value
Foreign Currency Contracts	Unrealized appreciation on forward currency contracts	$785,729	Unrealized depreciation on forward currency contracts	$832,131

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements, continued

December 31, 2012

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recongnized in Income
Foreign Currency Contracts	Net realized gains/(losses) on forward currency contracts/change in unrealized apprection/depreciation on investments	$2,962,246	$(658,352)
Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	803,395	(92,192)

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and J.P. Morgan Investment Management, Inc. (“JPMIM”), JPMIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL JPMorgan International Opportunities Fund	0.95%	1.39%

*	The Manager voluntarily reduced the management fee to 0.85% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements, continued

December 31, 2012

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $6,909 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

During the year ended December 31, 2012, the Fund paid approximately $20 to affiliated broker/dealers of the Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements, continued

December 31, 2012

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Metals & Mining	$7,429,107	$16,593,322	$—	24,022,429
Pharmaceuticals	3,491,365	45,022,880	—	48,514,245
All Other Common Stocks+	—	481,320,311	—	481,320,311
Preferred Stocks+	—	12,035,844	—	12,035,844

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements, continued

December 31, 2012

	Level 1	Level 2	Level 3	Total
Securities Held as Collateral for Securities on Loan	$—	$7,545,863	$—	$7,545,863
Unaffiliated Investment Company	12,218,774	—	—	12,218,774

Total Investment Securities	23,139,246	562,518,220	—	585,657,466

Other Financial Instruments:*
Forward Currency Contracts	—	(46,402)	—	(46,402)

Total Investments	$23,139,246	$562,471,818	$—	$585,611,064

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL JPMorgan International Opportunities Fund	$277,891,049	$169,572,207

6.	Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements, continued

December 31, 2012

Cost for federal income tax purposes at December 31, 2012 is $553,130,669. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$56,495,731
Unrealized depreciation	(23,968,934)

Net unrealized depreciation	$32,526,797

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

	Expires 12/31/2015	Expires 12/31/2016	Expires 12/31/2018
AZL JPMorgan International Opportunities Fund	$4,478,674	$6,813,930	$3,127,390

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL JPMorgan International Opportunities Fund	$15,238,719	$4,200,296	$19,439,015

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL JPMorgan International Opportunities Fund	$8,519,620	$—	$8,519,620

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL JPMorgan International Opportunities Fund	$3,080,527	$—	$3,080,527

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL JPMorgan International Opportunities Fund	$13,943,092	$(33,859,009)	$32,598,935	$12,683,018

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL JPMorgan International Opportunities Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 0.56% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

The Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2012 are as follows:

Foreign Source Income per Share	Foreign Tax Expense Per Share
$0.50	$0.03

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

22

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

23

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

24

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

26

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

27

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® JPMorgan U.S. Equity Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 8

Statement of Operations Page 8

Statements of Changes in Net Assets Page 9

Financial Highlights Page 10

Notes to the Financial Statements Page 11

Report of Independent Registered Public Accounting Firm Page 19

Other Federal Income Tax Information Page 20

Other Information Page 21

Approval of Investment Advisory and Subadvisory Agreements Page 22

Information about the Board of Trustees and Officers Page 26

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® JPMorgan U.S. Equity Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® JPMorgan U.S. Equity Fund and J.P. Morgan Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® JPMorgan U.S. Equity Fund returned 17.13%. That compared to a 16.00% total return for its benchmark, the S&P 500 Index1.

Despite facing several macroeconomic headwinds, U.S. equities generated solid returns during the period. The presidential election and the economic implications of the pending “fiscal cliff” created an environment of uncertainty for investors during the second half of the year. However, the election results essentially left the political landscape in the nation’s capital unchanged, equity markets declined in the following days.

Third quarter earnings results exceeded investor expectations, but many companies still fell short of their revenue estimates. Moreover, developments in the tense debate over the federal budget made for erratic market performance near the year-end. Stock performance was mixed across asset classes with small-cap stocks posting positive returns, while large-cap stocks declined. Favorable performance in the consumer cyclical, systems and network hardware, and media sectors all boosted the Fund’s absolute returns. In addition, the Fund used futures contracts to more effectively gain targeted equity exposure from its cash positions, which is less than 5% of the Fund. The effect of that strategy on absolute returns was minimal for the quarter.*

The Fund’s overweight position in an American car manufacturer aided relative performance over the period as the company announced plans to buy back stock from the U.S. government. Healthy auto sales helped as well. Overweight positions in a technology products company and a large bank also added value. Shares of the latter experienced a run after the company announced a significant cost-cutting program.*

The Fund’s relative returns were negatively affected by the performance of a company that provides benchmark futures and options products. That company has lagged its peers in the financial sector, and was adversely impacted by the latest round of quantitative easing. In addition, overweight positions in a transportation company and a health insurance provider detracted from the Fund’s relative returns.*

Although the fund did invest in derivative instruments during the period, they had no significant impact on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned.

The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. Investors cannot invest directly in an index.

1

AZL® JPMorgan U.S. Equity Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide high total return from a portfolio of selected equity securities. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in large—and medium-capitalization U.S. companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small-to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

	1 Year	3 Year	5 Year	Since Inception (5/3/04)
AZL® JPMorgan U.S. Equity Fund	17.13%	8.98%	1.19%	4.34%

S&P 500 Index	16.00%	10.87%	1.66%	5.02%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® JPMorgan U.S. Equity Fund	1.13%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager has voluntarily reduced the management fee to 0.75% on the first $100 million of assets and 0.70% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the S&P 500 Index is calculated from April 30, 2004.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL JPMorgan U.S. Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL JPMorgan U.S. Equity Fund	$1,000.00	$1,078.90	$5.38	1.03%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL JPMorgan U.S. Equity Fund	$1,000.00	$1,019.96	$5.23	1.03%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Information Technology	19.2
Consumer Discretionary	17.3
Financials	14.9
Health Care	13.1
Energy	11.5
Industrials	9.9
Consumer Staples	7.1
Materials	2.7

Investments	Percent of net assets (%)
Utilities	1.7
Telecommunication Services	1.1

Total Common Stock	98.5
Unaffiliated Investment Company	1.4
Securities Held as Collateral for Securities on Loan	0.9

Total Investment Securities	100.8
Net other assets (liabilities)	(0.8)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Common Stocks (98.5%):
Aerospace & Defense (3.2%):
86,824	Honeywell International, Inc.	$5,510,719
87,748	United Technologies Corp.	7,196,214

		12,706,933

Auto Components (1.6%):
208,731	Johnson Controls, Inc.	6,408,042

Automobiles (1.9%):
259,420	General Motors Co.*	7,479,079

Beverages (2.0%):
135,549	Coca-Cola Co. (The)	4,913,651
42,109	PepsiCo, Inc.	2,881,519

		7,795,170

Biotechnology (2.3%):
32,026	Biogen Idec, Inc.*	4,697,253
28,043	Celgene Corp.*	2,207,545
16,945	Onyx Pharmaceuticals, Inc.*	1,279,856
24,389	Vertex Pharmaceuticals, Inc.*	1,022,875

		9,207,529

Building Products (0.5%):
20,906	Fortune Brands Home & Security, Inc.*	610,873
72,956	Masco Corp.	1,215,447

		1,826,320

Capital Markets (3.3%):
48,422	Ameriprise Financial, Inc.	3,032,670
35,713	Goldman Sachs Group, Inc. (The)	4,555,549
92,487	Invesco, Ltd.	2,412,986
88,596	Morgan Stanley	1,693,956
81,018	TD Ameritrade Holding Corp.	1,361,913

		13,057,074

Chemicals (2.0%):
49,206	Air Products & Chemicals, Inc.	4,134,288
47,490	Dow Chemical Co. (The)	1,534,877
27,590	E.I. du Pont de Nemours & Co.	1,240,722
22,721	Georgia Gulf Corp. ^	937,923

		7,847,810

Commercial Banks (3.1%):
9,781	CIT Group, Inc.*	377,938
15,700	East West Bancorp, Inc.	337,393
22,721	Huntington Bancshares, Inc.	145,187
14,953	PNC Financial Services Group, Inc.	871,909
301,980	Wells Fargo & Co.	10,321,677

		12,054,104

Commercial Services & Supplies (0.5%):
66,113	Tyco International, Ltd	1,933,805

Communications Equipment (3.2%):
356,488	Cisco Systems, Inc.	7,004,988
25,865	Juniper Networks, Inc.*	508,765
82,327	QUALCOMM, Inc.	5,105,921

		12,619,674

Shares		Fair Value

Common Stocks, continued
Computers & Peripherals (4.9%):
32,427	Apple, Inc.	$17,284,563
23,135	EMC Corp.*	585,316
60,479	Hewlett-Packard Co.	861,826
4,753	NetApp, Inc.*	159,463
6,600	SanDisk Corp.*	287,496

		19,178,664

Construction & Engineering (0.9%):
59,524	Fluor Corp.	3,496,440
1,900	Jacobs Engineering Group, Inc.*	80,883

		3,577,323

Consumer Finance (0.6%):
40,275	American Express Co.	2,315,007

Diversified Financial Services (4.4%):
554,494	Bank of America Corp.	6,432,131
90,265	Citigroup, Inc.	3,570,883
123,823	CME Group, Inc.	6,279,064
7,379	IntercontinentalExchange, Inc.*	913,594

		17,195,672

Diversified Telecommunication Services (1.1%):
53,682	AT&T, Inc.	1,809,620
61,458	Verizon Communications, Inc.	2,659,288

		4,468,908

Electric Utilities (1.2%):
6,649	American Electric Power Co., Inc.	283,779
5,800	Edison International	262,102
64,900	Exelon Corp.	1,930,126
31,710	NextEra Energy, Inc.	2,194,015

		4,670,022

Electrical Equipment (1.5%):
8,521	Eaton Corp. plc	461,838
104,985	Emerson Electric Co.	5,560,006

		6,021,844

Energy Equipment & Services (3.1%):
24,571	Cameron International Corp.*	1,387,278
37,805	Ensco plc, Class A , ADR	2,241,080
12,053	National-Oilwell Varco, Inc.	823,823
105,735	Schlumberger, Ltd.	7,326,378

		11,778,559

Food & Staples Retailing (0.1%):
15,840	Walgreen Co.	586,238

Food Products (2.5%):
28,360	Archer-Daniels-Midland Co.	776,780
43,582	General Mills, Inc.	1,761,149
25,300	Kellogg Co.	1,413,005
52,578	Kraft Foods Group, Inc., Class A	2,390,722
141,784	Mondelez International, Inc., Class A	3,611,238

		9,952,894

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Health Care Equipment & Supplies (1.4%):
102,865	Boston Scientific Corp.*	$589,416
57,648	CareFusion Corp.*	1,647,580
47,488	Covidien plc	2,741,957
700	Intuitive Surgical, Inc.*	343,259

		5,322,212

Health Care Providers & Services (3.1%):
54,919	Cardinal Health, Inc.	2,261,564
7,671	CIGNA Corp.	410,092
21,664	DaVita, Inc.*	2,394,522
39,891	Humana, Inc.	2,737,719
81,971	UnitedHealth Group, Inc.	4,446,107

		12,250,004

Health Care Technology (0.1%):
4,908	Cerner Corp.*	381,057

Hotels, Restaurants & Leisure (1.1%):
17,065	Carnival Corp.	627,480
49,018	Royal Caribbean Cruises, Ltd.	1,666,612
29,992	Yum! Brands, Inc.	1,991,469

		4,285,561

Household Durables (0.6%):
9,934	Lennar Corp.^	384,148
1,828	NVR, Inc.*	1,681,760
15,734	PulteGroup, Inc.*	285,729

		2,351,637

Household Products (1.4%):
13,278	Colgate-Palmolive Co.	1,388,082
62,148	Procter & Gamble Co. (The)	4,219,228

		5,607,310

Insurance (3.4%):
75,112	ACE, Ltd.	5,993,938
25,438	Axis Capital Holdings, Ltd.	881,173
23,799	Hartford Financial Services Group, Inc. (The)	534,050
148,961	MetLife, Inc.	4,906,775
13,300	Prudential Financial, Inc.	709,289

		13,025,225

Internet & Catalog Retail (1.3%):
14,534	Amazon.com, Inc.*	3,650,069
21,121	Expedia, Inc.	1,297,885

		4,947,954

Internet Software & Services (2.5%):
13,178	Google, Inc., Class A*	9,348,078
5,406	LinkedIn Corp., Class A*	620,717

		9,968,795

IT Services (1.3%):
14,357	Cognizant Technology Solutions Corp., Class A*	1,063,136

Shares		Fair Value

Common Stocks, continued
IT Services, continued
2,678	MasterCard, Inc., Class A	$1,315,648
17,550	Visa, Inc., Class A	2,660,229

		5,039,013

Life Sciences Tools & Services (0.1%):
1,900	Mettler-Toledo International, Inc.*	367,270

Machinery (1.7%):
95,520	PACCAR, Inc.	4,318,459
17,440	Pentair, Ltd., Registered Shares	857,176
19,432	SPX Corp.	1,363,155

		6,538,790

Media (6.1%):
95,783	CBS Corp., Class B	3,644,543
120,315	Comcast Corp., Class A	4,497,375
8,402	DIRECTV, Inc., Class A*	421,444
26,420	DISH Network Corp., Class A	961,688
24,419	Time Warner Cable, Inc.	2,373,283
252,937	Time Warner, Inc.	12,097,976

		23,996,309

Metals & Mining (0.7%):
28,826	Freeport-McMoRan Copper & Gold, Inc.	985,849
25,126	United States Steel Corp.^	599,758
27,608	Walter Energy, Inc.	990,575

		2,576,182

Multiline Retail (0.8%):
56,365	Target Corp.	3,335,117

Multi-Utilities (0.5%):
46,068	NiSource, Inc.	1,146,633
12,226	Sempra Energy	867,312

		2,013,945

Oil, Gas & Consumable Fuels (8.4%):
28,434	Anadarko Petroleum Corp.	2,112,931
69,596	Cheniere Energy, Inc.*	1,307,013
28,345	Chevron Corp.	3,065,228
23,747	ConocoPhillips	1,377,089
3,100	Energen Corp.	139,779
31,332	EOG Resources, Inc.	3,784,592
61,644	Exxon Mobil Corp.	5,335,288
53,131	Kinder Morgan, Inc.	1,877,118
23,024	Marathon Petroleum Corp.	1,450,512
110,220	Occidental Petroleum Corp.	8,443,955
29,148	Phillips 66	1,547,759
27,324	Valero Energy Corp.	932,295
58,202	Williams Cos., Inc. (The)	1,905,533

		33,279,092

Pharmaceuticals (6.1%):
38,867	Abbott Laboratories	2,545,789
83,928	Johnson & Johnson Co.	5,883,353

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Pharmaceuticals, continued
242,790	Merck & Co., Inc.	$9,939,823
241,181	Pfizer, Inc.	6,048,819

		24,417,784

Real Estate Investment Trusts (REITs) (0.1%):
3,600	AvalonBay Communities, Inc.	488,124
300	Boston Properties, Inc.	31,743
200	Public Storage, Inc.	28,992
100	Simon Property Group, Inc.	15,809

		564,668

Road & Rail (1.3%):
254,212	CSX Corp.	5,015,603

Semiconductors & Semiconductor Equipment (2.7%):
47,896	Altera Corp.	1,649,538
7,315	ASML Holding NV , NYS^	471,159
69,866	Broadcom Corp., Class A	2,320,250
47,033	Freescale Semiconductor Holdings I, Ltd.*^	517,833
26,277	KLA-Tencor Corp.	1,254,990
106,991	Lam Research Corp.*	3,865,584
32,800	LSI Corp.*	232,224
20,497	Maxim Integrated Products, Inc.	602,612

		10,914,190

Software (4.6%):
21,856	Adobe Systems, Inc.*	823,534
23,429	Citrix Systems, Inc.*	1,540,457
350,700	Microsoft Corp.	9,374,211
176,380	Oracle Corp.	5,876,982
13,262	Splunk, Inc.*	384,863

		18,000,047

Specialty Retail (2.8%):
4,952	AutoZone, Inc.*	1,755,137
65,156	Home Depot, Inc. (The)	4,029,899
60,849	Lowe’s Cos., Inc.	2,161,356
20,462	Ross Stores, Inc.	1,108,017
49,759	TJX Cos., Inc. (The)	2,112,270

		11,166,679

Shares or Principal Amount		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods (1.1%):
21,412	Coach, Inc.	$1,188,580
12,483	Lululemon Athletica, Inc.*^	951,579
14,720	V.F. Corp.	2,222,279

		4,362,438

Tobacco (1.1%):
50,082	Philip Morris International, Inc.	4,188,858

Trading Companies & Distributors (0.3%):
5,947	W.W. Grainger, Inc.	1,203,495

Total Common Stocks (Cost $327,142,159)		387,799,906

Securities Held as Collateral for Securities on Loan (0.9%):
$3,478,255	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	3,478,255

Total Securities Held as Collateral for Securities on Loan (Cost $3,478,255)		3,478,255

Unaffiliated Investment Company (1.4%):
5,497,543	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	5,497,543

Total Unaffiliated Investment Company (Cost $5,497,543)		5,497,543

Total Investment Securities (Cost $336,117,957)(c) — 100.8%		396,775,704
Net other assets (liabilities) — (0.8%)		(3,050,456)

Net Assets — 100.0%		$393,725,248

Percentages indicated are based on net assets as of December 31, 2012.

ADR—American Depositary Receipt

NYS—New York Shares

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $3,495,660.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(b)	The rate represents the effective yield at December 31, 2012.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Schedule of Portfolio Investments, continued

December 31, 2012

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2012:

Country	Percentage
Bermuda	0.4%
Canada	0.2%
Ireland (Republic of)	0.8%
Liberia	0.4%
Netherlands	2.0%
Panama	0.2%
Switzerland	1.9%
United Kingdom	0.6%
United States	93.5%

100.0%

Futures Contracts

Cash of $85,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/15/13	22	$1,562,110	$(10,002)

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$336,117,957

Investment securities, at value*	$396,775,704
Segregated cash for collateral	85,000
Interest and dividends receivable	360,197
Receivable for capital shares issued	37,164
Receivable for expenses paid indirectly	13,572
Receivable for investments sold	946,825
Receivable for variation margin on futures contracts	39,710
Prepaid expenses	94

Total Assets	398,258,266

Liabilities:
Payable for investments purchased	583,699
Payable for capital shares redeemed	101,082
Payable for collateral received on loaned securities	3,478,255
Manager fees payable	235,936
Administration fees payable	12,217
Distribution fees payable	82,750
Custodian fees payable	9,424
Administrative and compliance services fees payable	2,089
Other accrued liabilities	27,566

Total Liabilities	4,533,018

Net Assets	$393,725,248

Net Assets Consist of:
Capital	$498,101,695
Accumulated net investment income/(loss)	4,267,400
Accumulated net realized gains/(losses) from investment transactions	(169,291,592)
Net unrealized appreciation/(depreciation) on investments	60,647,745

Net Assets	$393,725,248

Shares of beneficial interest (unlimited number of shares authorized, no par value)	36,712,192
Net Asset Value (offering and redemption price per share)	$10.72

*	Includes securities on loan of $3,495,660.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$1,652
Dividends	8,025,500
Income from securities lending	14,618

Total Investment Income	8,041,770

Expenses:
Manager fees	2,937,920
Administration fees	133,356
Distribution fees	918,101
Custodian fees	34,839
Administrative and compliance services fees	10,534
Trustee fees	23,422
Professional fees	27,600
Shareholder reports	23,921
Other expenses	12,025

Total expenses before reductions	4,121,718
Less expenses voluntarily waived/reimbursed by the Manager	(317,236)
Less expenses paid indirectly	(35,409)

Net expenses	3,769,073

Net Investment Income/(Loss)	4,272,697

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	20,894,555
Net realized gains/(losses) on futures contracts	227,506
Change in unrealized appreciation/depreciation on investments	30,428,643

Net Realized/Unrealized Gains/(Losses) on Investments	51,550,704

Change in Net Assets Resulting From Operations	$55,823,401

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL JPMorgan U.S. Equity Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$4,272,697	$2,892,931
Net realized gains/(losses) on investment transactions	21,122,061	15,308,499
Change in unrealized appreciation/depreciation on investments	30,428,643	(26,138,776)

Change in net assets resulting from operations	55,823,401	(7,937,346)

Dividends to Shareholders:
From net investment income	(2,890,566)	(2,270,278)

Change in net assets resulting from dividends to shareholders	(2,890,566)	(2,270,278)

Capital Transactions:
Proceeds from shares issued	60,259,051	39,275,843
Proceeds from dividends reinvested	2,890,566	2,270,278
Value of shares redeemed	(34,633,820)	(44,098,405)

Change in net assets resulting from capital transactions	28,515,797	(2,552,284)

Change in net assets	81,448,632	(12,759,908)
Net Assets:
Beginning of period	312,276,616	325,036,524

End of period	$393,725,248	$312,276,616

Accumulated net investment income/(loss)	$4,267,400	$2,916,285

Share Transactions:
Shares issued	5,919,940	4,143,436
Dividends reinvested	271,415	259,164
Shares redeemed	(3,361,647)	(4,735,453)

Change in shares	2,829,708	(332,853)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.22	$9.50	$8.46	$6.35	$12.42

Investment Activities:
Net Investment Income/(Loss)	0.11	0.09	0.07	— (a)	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	1.47	(0.30)	1.02	2.14	(4.51)

Total from Investment Activities	1.58	(0.21)	1.09	2.14	(4.41)

Dividends to Shareholders From:
Net Investment Income	(0.08)	(0.07)	(0.05)	(0.03)	(0.11)
Net Realized Gains	—	—	—	—	(1.55)

Total Dividends	(0.08)	(0.07)	(0.05)	(0.03)	(1.66)

Net Asset Value, End of Period	$10.72	$9.22	$9.50	$8.46	$6.35

Total Return(b)	17.13%	(2.20)%	12.97%	33.71%	(38.68)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$393,725	$312,277	$325,037	$301,111	$63,203
Net Investment Income/(Loss)	1.16%	0.90%	0.79%	0.97%	0.79%
Expenses Before Reductions(c)	1.12%	1.13%	1.13%	1.20%	1.30%
Expenses Net of Reductions	1.03%	1.08%	1.08%	1.15%	1.22%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.04%	1.08%	1.08%	1.15%	1.22%
Portfolio Turnover Rate	71%	81%	86%	103%	125%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL JPMorgan U.S. Equity Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $6 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $1,445 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements, continued

December 31, 2012

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The gross notional amount of futures contracts outstanding was $1.6 million as of December 31, 2012. The monthly average notional amount for these contracts was $2.3 million for the year ended December 31, 2012.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$10,002

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements, continued

December 31, 2012

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$227,506	$(22,990)

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and J.P. Morgan Investment Management Inc. (“JPMIM”), JPMIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL JPMorgan U.S. Equity Fund	0.80%	1.20%

*	The Manager voluntarily reduced the management fee to 0.75% on the first $100 million of assets and 0.70% on assets above $100 million. The Manager reserves the right to increase the management fee to the amount shown in the table.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements, continued

December 31, 2012

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $5,444 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements, continued

December 31, 2012

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$387,799,906	$—	$—	$387,799,906
Securities Held as Collateral for Securities on Loan	—	3,478,255	—	3,478,255
Unaffiliated Investment Company	5,497,543	—	—	5,497,543

Total Investment Securities	393,297,449	3,478,255	—	396,775,704

Other Financial Instruments:*
Futures Contracts	(10,002)	—	—	(10,002)

Total Investments	$393,287,447	$3,478,255	$—	$396,765,702

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements, continued

December 31, 2012

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL JPMorgan U.S. Equity Fund	$282,250,954	$254,319,252

6.	Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $343,074,022. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$56,932,533
Unrealized depreciation	(3,230,851)

Net unrealized appreciation	$53,701,682

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

	Expires 12/31/2015	Expires 12/31/2016	Expires 12/31/2017
AZL JPMorgan U.S. Equity Fund	$23,277,290	$125,099,163	$13,967,218

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements, continued

December 31, 2012

During the year ended December 31, 2012, the Fund utilized $20,883,751 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL JPMorgan U.S. Equity Fund	$2,890,566	$—	$2,890,566

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL JPMorgan U.S. Equity Fund	$2,270,278	$—	$2,270,278

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL JPMorgan U.S. Equity Fund	$4,265,543	$(162,343,671)	$53,701,681	$(104,376,447)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL JPMorgan U.S. Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

22

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and

23

executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

24

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

26

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

27

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® MFS Investors Trust Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 7

Statement of Operations Page 7

Statements of Changes in Net Assets Page 8

Financial Highlights Page 9

Notes to the Financial Statements Page 10

Report of Independent Registered Public Accounting Firm Page 17

Other Federal Income Tax Information Page 18

Other Information Page 19

Approval of Investment Advisory and Subadvisory Agreements Page 20

Information about the Board of Trustees and Officers Page 24

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MFS Investors Trust Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MFS Investors Trust Fund and Massachusetts Financial Services Company serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® MFS Investors Trust Fund returned 18.95%. That compared to a 16.00% total return for its benchmark, the S&P 500 Index1.

Early in the 12-month period investor confidence was buoyed by several factors, including improving macroeconomic conditions and efforts by the European Central Bank (ECB) to address Europe’s ongoing debt crisis. By the middle of the period, however, the economic climate had deteriorated and concerns mounted over the eurozone’s ability to address its debt crisis meaningfully. Investor confidence rebounded later in the period due to additional rounds of monetary easing by both the U.S. Federal Reserve and the ECB, but slipped toward the end of the period because of weak equity earnings reports and the stalled “fiscal cliff” negotiations in Washington, D.C. Despite that volatility, stocks performed relatively well, which benefited the Fund’s absolute performance.

Stock selection within retailing and ownership of a few specific companies were the primary detractors of relative performance. In particular, the Fund’s returns were hurt by exposure to a discount department store, two companies within technology and an independent energy business.*

The Fund’s performance relative to its benchmark was helped primarily by individual stock selection in several sectors. In the financial services sector, the Fund benefited from its exposure to certain investment banking firms and a payment technology firm. In the health care sector, shares of a biotechnology firm boosted the Fund’s relative returns. And in the consumer staples sector, the Fund’s relative performance was aided by holdings of a Dutch beverage company.*

Outside of those three sectors, the portfolio benefited from owning companies within the homebuilding and materials industry and the broadcasting industry.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned.

The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® MFS Investors Trust Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

	1 Year	3 Year	5 Year	Since Inception (4/29/05)
AZL® MFS Investors Trust Fund	18.95%	8.89%	3.26%	8.06%

S&P 500 Index	16.00%	10.87%	1.66%	4.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MFS Investors Trust Fund	1.09%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager voluntarily reduced the management fee to 0.75% on the first $100 million of assets and 0.70% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the S&P 500 Index is calculated from April 30, 2005.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 (“S&P 500”) Index, which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MFS Investors Trust Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL MFS Investors Trust Fund	$1,000.00	$1,093.50	$5.42	1.03%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL MFS Investors Trust Fund	$1,000.00	$1,019.96	$5.23	1.03%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Information Technology	19.0
Financials	15.7
Health Care	13.0
Industrials	12.1
Consumer Discretionary	11.4
Consumer Staples	10.4
Energy	10.2
Materials	3.2

Investments	Percent of net assets (%)
Utilities	3.1
Telecommunication Services	0.8

Total Common Stock	98.9
Unaffiliated Investment Company	1.9
Securities Held as Collateral for Securities on Loan	0.3

Total Investment Securities	101.1
Net other assets (liabilities)	(1.1)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Common Stocks (98.9%):
Aerospace & Defense (4.7%):
84,500	Honeywell International, Inc.	$5,363,215
23,770	Precision Castparts Corp.	4,502,513
68,114	United Technologies Corp.	5,586,030

		15,451,758

Air Freight & Logistics (1.0%):
44,570	United Parcel Service, Inc., Class B	3,286,146

Auto Components (0.5%):
42,650	Delphi Automotive plc*	1,631,363

Automobiles (0.6%):
20,362	Bayerische Motoren Werke AG (BMW)	1,963,529

Beverages (2.3%):
128,814	Diageo plc	3,749,509
50,127	Heineken NV	3,343,238

		7,092,747

Biotechnology (1.6%):
31,960	Celgene Corp.*	2,515,891
36,729	Gilead Sciences, Inc.*	2,697,745

		5,213,636

Capital Markets (5.7%):
66,167	Bank of New York Mellon Corp. (The)	1,700,492
26,758	BlackRock, Inc.	5,531,146
31,113	Franklin Resources, Inc.	3,910,904
45,589	Goldman Sachs Group, Inc. (The)	5,815,333
32,022	State Street Corp.	1,505,354

		18,463,229

Chemicals (3.2%):
52,900	Celanese Corp., Series A	2,355,637
18,481	Linde AG	3,222,526
30,181	Praxair, Inc.	3,303,311
9,783	Sherwin Williams Co.	1,504,821

		10,386,295

Commercial Banks (1.7%):
166,882	Wells Fargo & Co.	5,704,027

Computers & Peripherals (5.7%):
23,121	Apple, Inc.	12,324,186
255,889	EMC Corp.*	6,473,991

		18,798,177

Construction & Engineering (0.9%):
50,350	Fluor Corp.	2,957,559

Consumer Finance (1.6%):
89,310	American Express Co.	5,133,539

Diversified Financial Services (3.6%):
283,318	Bank of America Corp.	3,286,489
194,750	JPMorgan Chase & Co.	8,563,157

		11,849,646

Shares		Fair Value

Common Stocks, continued
Diversified Telecommunication Services (0.8%):
74,189	AT&T, Inc.	$2,500,911

Electric Utilities (1.0%):
76,139	American Electric Power Co., Inc.	3,249,613

Energy Equipment & Services (3.6%):
53,760	Cameron International Corp.*	3,035,290
66,300	Dresser-Rand Group, Inc.*	3,722,081
41,971	National-Oilwell Varco, Inc.	2,868,718
35,245	Schlumberger, Ltd.	2,442,126

		12,068,215

Food Products (2.8%):
71,568	Danone SA	4,727,934
54,136	General Mills, Inc.	2,187,636
98,900	Mondelez International, Inc., Class A	2,518,983

		9,434,553

Health Care Equipment & Supplies (4.5%):
36,687	Baxter International, Inc.	2,445,555
93,690	Covidien plc	5,409,660
57,085	Medtronic, Inc.	2,341,627
119,492	St. Jude Medical, Inc.	4,318,441

		14,515,283

Hotels, Restaurants & Leisure (1.0%):
38,030	McDonald’s Corp.	3,354,626

Household Products (3.7%):
31,826	Colgate-Palmolive Co.	3,327,090
84,136	Procter & Gamble Co. (The)	5,711,993
48,406	Reckitt Benckiser Group plc	3,031,855

		12,070,938

Industrial Conglomerates (2.7%):
155,578	Danaher Corp.	8,696,810

Insurance (1.8%):
74,380	ACE, Ltd.	5,935,524

Internet Software & Services (2.2%):
22,120	Facebook, Inc., Class A*	589,056
9,403	Google, Inc., Class A*	6,670,206

		7,259,262

IT Services (5.0%):
56,215	Accenture plc, Class A	3,738,297
37,670	Cognizant Technology Solutions Corp., Class A*	2,789,464
8,530	MasterCard, Inc., Class A	4,190,618
37,098	Visa, Inc., Class A	5,623,315

		16,341,694

Life Sciences Tools & Services (1.5%):
75,120	Thermo Fisher Scientific, Inc.	4,791,154

Machinery (0.9%):
40,510	Stanley Black & Decker, Inc.	2,996,525

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Media (3.4%):
103,360	Comcast Corp., Class A	$3,863,597
142,737	Walt Disney Co. (The)	7,106,875

		10,970,472

Multiline Retail (2.4%):
73,337	Kohl’s Corp.	3,152,024
77,988	Target Corp.	4,614,550

		7,766,574

Multi-Utilities (2.1%):
50,952	Alliant Energy Corp.	2,237,302
92,830	CMS Energy Corp.	2,263,195
63,518	Wisconsin Energy Corp.	2,340,639

		6,841,136

Oil, Gas & Consumable Fuels (6.6%):
49,431	Chevron Corp.	5,345,468
36,744	EOG Resources, Inc.	4,438,308
91,771	Exxon Mobil Corp.	7,942,779
54,092	Occidental Petroleum Corp.	4,143,988

		21,870,543

Pharmaceuticals (5.4%):
105,099	Johnson & Johnson Co.	7,367,440
321,450	Pfizer, Inc.	8,061,966
37,460	Valeant Pharmaceuticals International, Inc.*	2,238,984

		17,668,390

Real Estate Investment Trusts (REITs) (1.3%):
54,254	American Tower Corp.	4,192,207

Road & Rail (1.2%):
43,530	Canadian National Railway Co.	3,961,666

Semiconductors & Semiconductor Equipment (3.0%):
113,700	Altera Corp.	3,915,828
16,666	ASML Holding NV , NYS^	1,073,457
151,881	Microchip Technology, Inc.	4,949,802

		9,939,087

Shares or Principal Amount		Fair Value

Common Stocks, continued
Software (3.1%):
57,570	Check Point Software Technologies, Ltd.*	2,742,635
22,420	Citrix Systems, Inc.*	1,474,115
176,735	Oracle Corp.	5,888,810

		10,105,560

Specialty Retail (0.6%):
57,140	Hennes & Mauritz AB, B Shares	$1,986,478

Textiles, Apparel & Luxury Goods (2.9%):
18,731	LVMH Moet Hennessy Louis Vuitton SA	3,490,073
56,806	Nike, Inc., Class B	2,931,190
19,510	V.F. Corp.	2,945,424

		9,366,687

Tobacco (1.6%):
60,624	Philip Morris International, Inc.	5,070,591

Trading Companies & Distributors (0.7%):
10,950	W.W. Grainger, Inc.	2,215,952

Total Common Stocks (Cost $256,041,267)		323,102,102

Securities Held as Collateral for Securities on Loan (0.3%):
$833,921	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	833,921

Total Securities Held as Collateral for Securities on Loan (Cost $833,921)		833,921

Unaffiliated Investment Company (1.9%):
6,134,038	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	6,134,038

Total Unaffiliated Investment Company (Cost $6,134,038)		6,134,038

Total Investment Securities (Cost $263,009,226)(c) — 101.1%		330,070,061
Net other assets (liabilities) — (1.1%)		(3,578,145)

Net Assets — 100.0%		$326,491,916

Percentages indicated are based on net assets as of December 31, 2012.

NYS—New York Shares

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $832,756.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(b)	The rate represents the effective yield at December 31, 2012.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Schedule of Portfolio Investments, continued

December 31, 2012

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2012:

Country	Percentage
Canada	1.9%
France	2.5%
Germany	1.6%
Ireland (Republic of)	2.8%
Israel	0.8%
Netherlands	2.1%
Sweden	0.6%
Switzerland	1.8%
United Kingdom	2.5%
United States	83.4%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$263,009,226

Investment securities, at value*	$330,070,061
Cash	13,773
Interest and dividends receivable	152,469
Receivable for capital shares issued	17,938
Receivable for expenses paid indirectly	2,170
Receivable for investments sold	3,129,726
Reclaims receivable	70,702
Prepaid expenses	26

Total Assets	333,456,865

Liabilities:
Payable for investments purchased	5,797,087
Payable for capital shares redeemed	23,582
Payable for collateral received on loaned securities	833,921
Manager fees payable	195,916
Administration fees payable	10,785
Distribution fees payable	68,458
Custodian fees payable	6,879
Administrative and compliance services fees payable	1,807
Other accrued liabilities	26,514

Total Liabilities	6,964,949

Net Assets	$326,491,916

Net Assets Consist of:
Capital	$274,229,603
Accumulated net investment income/(loss)	3,095,483
Accumulated net realized gains/(losses) from investment transactions	(17,900,456)
Net unrealized appreciation/(depreciation) on investments	67,067,286

Net Assets	$326,491,916

Shares of beneficial interest (unlimited number of shares authorized, no par value)	20,036,500
Net Asset Value (offering and redemption price per share)	$16.29

*	Includes securities on loan of $832,756.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$6,326,893
Income from securities lending	55,953
Foreign withholding tax	(107,237)

Total Investment Income	6,275,609

Expenses:
Manager fees	2,310,098
Administration fees	112,166
Distribution fees	770,033
Custodian fees	22,279
Administrative and compliance services fees	8,064
Trustee fees	18,042
Professional fees	20,987
Shareholder reports	21,238
Other expenses	9,285

Total expenses before reductions	3,292,192
Less expenses voluntarily waived/reimbursed by the Manager	(104,005)
Less expenses paid indirectly	(9,567)

Net expenses	3,178,620

Net Investment Income/(Loss)	3,096,989

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	13,970,002
Change in unrealized appreciation/depreciation on investments	34,669,478

Net Realized/Unrealized Gains/(Losses) on Investments	48,639,480

Change in Net Assets Resulting From Operations	$51,736,469

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL MFS Investors Trust Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,096,989	$2,363,870
Net realized gains/(losses) on investment transactions	13,970,002	5,830,515
Change in unrealized appreciation/depreciation on investments	34,669,478	(14,699,890)

Change in net assets resulting from operations	51,736,469	(6,505,505)

Dividends to Shareholders:
From net investment income	(2,217,543)	(1,849,218)

Change in net assets resulting from dividends to shareholders	(2,217,543)	(1,849,218)

Capital Transactions:
Proceeds from shares issued	36,908,970	18,224,473
Proceeds from dividends reinvested	2,217,543	1,849,218
Value of shares redeemed	(34,489,096)	(53,979,011)

Change in net assets resulting from capital transactions	4,637,417	(33,905,320)

Change in net assets	54,156,343	(42,260,043)
Net Assets:
Beginning of period	272,335,573	314,595,616

End of period	$326,491,916	$272,335,573

Accumulated net investment income/(loss)	$3,095,483	$2,217,530

Share Transactions:
Shares issued	2,404,738	1,285,826
Dividends reinvested	138,596	139,669
Shares redeemed	(2,252,526)	(3,837,635)

Change in shares	290,808	(2,412,140)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$13.79	$14.20	$12.81		$8.44	$14.85

Investment Activities:
Net Investment Income/(Loss)	0.15	0.12	0.10		0.02	— (a)
Net Realized and Unrealized Gains/(Losses) on Investments	2.46	(0.44)	1.31		4.35	(5.77)

Total from Investment Activities	2.61	(0.32)	1.41		4.37	(5.77)

Dividends to Shareholders From:
Net Investment Income	(0.11)	(0.09)	(0.02)		— (a)	(0.01)
Net Realized Gains	—	—	—		—	(0.63)

Total Dividends	(0.11)	(0.09)	(0.02)		— (a)	(0.64)

Net Asset Value, End of Period	$16.29	$13.79	$14.20		$12.81	$8.44

Total Return(b)	18.95%	(2.22)%	11.01%		51.80%	(40.11)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$326,492	$272,336	$314,596		$354,622	$272,746
Net Investment Income/(Loss)	1.01%	0.79%	0.62%		0.15%	0.02%
Expenses Before Reductions(c)	1.07%	1.09%	1.10%		1.10%	1.11%
Expenses Net of Reductions	1.03%	1.05%	1.06%		1.04%	1.03%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.03%	1.05%	1.06%		1.07%	1.08%
Portfolio Turnover Rate	31%	22%	21	%(e)	193%	144%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	Effective October 26, 2009, the Subadviser changed from Jennison Associates LLC to Massachusettes FinancialServices Company (“MFS”). Implementation of MFS’ investment strategy has contributed to a lower portfolio turnover rate for the year ended December 31, 2010 as compared to prior years.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MFS Investors Trust Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $6 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $5,526 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Notes to the Financial Statements, continued

December 31, 2012

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager and Massachusetts Financial Services Company

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Notes to the Financial Statements, continued

December 31, 2012

(“MFS”), MFS provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL MFS Investors Trust Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on assets above $100 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Notes to the Financial Statements, continued

December 31, 2012

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $4,591 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Notes to the Financial Statements, continued

December 31, 2012

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Automobiles	$—	$1,963,529	$—	$1,963,529
Beverages	—	7,092,747	—	7,092,747
Chemicals	7,163,769	3,222,526	—	10,386,295
Food Products	4,706,619	4,727,934	—	9,434,553
Household Products	9,039,083	3,031,855	—	12,070,938
Specialty Retail	—	1,986,478	—	1,986,478
Textiles, Apparel & Luxury Goods	5,876,614	3,490,073	—	9,366,687
All Other Common Stocks+	270,800,875	—	—	270,800,875
Securities Held as Collateral for Securities on Loan	—	833,921	—	833,921
Unaffiliated Investment Company	6,134,038	—	—	6,134,038

Total Investment Securities	$303,721,998	$26,349,063	$—	$330,070,061

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MFS Investors Trust Fund	$99,186,920	$93,590,525

6.	Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Investors Trust Fund

Notes to the Financial Statements, continued

December 31, 2012

Cost for federal income tax purposes at December 31, 2012 is $264,286,229. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$68,567,049
Unrealized depreciation	(2,783,217)

Net unrealized appreciation	$65,783,832

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

	Expires 12/31/2016	Expires 12/31/2017
AZL MFS Investors Trust Fund	$3,809,870	$12,881,114

During the year ended December 31, 2012, the Fund utilized $14,253,438 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Investors Trust Fund	$2,217,543	$—	$2,217,543

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Investors Trust Fund	$1,849,218	$—	$1,849,218

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MFS Investors Trust Fund	$3,095,524	$67,531	$(16,690,984)	$65,790,242	$52,262,313

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL MFS Investors Trust Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

20

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

21

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

22

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

24

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

25

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® MFS Value Fund

(formerly AZL® Eaton Vance Large Cap Value Fund)

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 7

Statement of Operations Page 7

Statements of Changes in Net Assets Page 8

Financial Highlights Page 9

Notes to the Financial Statements Page 10

Report of Independent Registered Public Accounting Firm Page 17

Other Federal Income Tax Information Page 18

Other Information Page 19

Approval of Investment Advisory and Subadvisory Agreements Page 20

Information about the Board of Trustees and Officers Page 24

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MFS Value Fund Review (unaudited)

(formerly AZL® Eaton Vance Large Cap Value Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® MFS Value Fund and Massachusetts Financial Services company serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® MFS Value Fund returned 16.67%, which compared to a 17.51% total return for its benchmark, the Russell 1000® Value Index1.

On September 14, 2012, the Fund changed subadvisors from Eaton Vance Management to MFS Investment Management.

Early in the period, positive U.S. economic data led to a rally in equities that continued almost uninterrupted into the spring. In the second quarter, the eurozone debt crisis and a slowdown in key economic indicators in the United States hurt financial market performance. Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to address its fiscal situation. However, investor confidence fell near year-end due to uncertainty about the outcome of the presidential election and unresolved questions about how the White House and Congress would avoid the so-called “fiscal cliff,” a variety of tax increases and spending cuts scheduled to take effect in January 2013.

Despite those challenges, stocks posted strong gains during the period. In particular, large-cap stocks generally outperformed their small-cap peers, and value stocks generally outperformed growth stocks.

During the period the Fund was sub-advised by Eaton Vance Management, its returns relative to the benchmark benefited from security selection. In particular, holdings in the information technology sector were among the largest contributors to the Fund’s relative returns, even as an overweight position in that sector weighed on those returns. Security selection in the consumer discretionary, health care and utilities sectors benefited the Fund’s relative performance. That performance was also boosted by underweight positions in the materials and consumer staples sectors. Meanwhile, stock selection in the industrials, financials and telecommunications services sectors dragged on relative performance.*

During the period the Fund was sub-advised by MFS Investment Management, relative performance was hurt by stock selection in the consumer staples, leisure and health care sectors. An underweight allocation to the financial services sector also negatively affected the Fund’s relative returns. The Fund benefited from stock selection in the basic materials sector and the industrial goods and services sector. An underweight allocation to the energy sector bolstered the Fund’s relative returns.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® MFS Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of large-cap companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

	1 Year	3 Year	5 Year	10 Year
AZL® MFS Value Fund	16.67%	6.98%	–0.23%	5.92%

Russell 1000® Value Index	17.51%	10.86%	0.59%	7.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MFS Value Fund	1.07%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager voluntarily reduced the management fee to 0.75% on the first $100 million of assets, 0.70% on the next $400 million, and 0.65% on assets above $500 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MFS Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL MFS Value Fund	$1,000.00	$1,078.20	$5.33	1.02%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL MFS Value Fund	$1,000.00	$1,020.01	$5.18	1.02%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Financials	21.2
Industrials	17.1
Consumer Staples	14.3
Health Care	13.3
Consumer Discretionary	11.1
Information Technology	7.9
Energy	6.9
Telecommunication Services	3.7
Materials	2.3

Investments	Percent of net assets (%)
Utilities	0.9

Total Common Stock and Convertible Preferred Stock	98.7
Unaffiliated Investment Company	1.3
Securities Held as Collateral for Securities on Loan	0.6

Total Investment Securities	100.6
Net other assets (liabilities)	(0.6)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Value Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Common Stocks (98.5%):
Aerospace & Defense (8.0%):
116,410	Honeywell International, Inc.	$7,388,543
157,740	Lockheed Martin Corp.	14,557,824
63,950	Northrop Grumman Corp.	4,321,741
100,760	United Technologies Corp.	8,263,327

		34,531,435

Air Freight & Logistics (1.5%):
85,540	United Parcel Service, Inc., Class B	6,306,864

Auto Components (1.6%):
66,690	Delphi Automotive plc*	2,550,893
143,350	Johnson Controls, Inc.	4,400,845

		6,951,738

Automobiles (0.2%):
32,330	General Motors Co.*	932,074

Beverages (3.0%):
36,300	Coca-Cola Enterprises, Inc.	1,151,799
276,031	Diageo plc	8,034,692
39,610	Dr Pepper Snapple Group, Inc.	1,749,970
27,020	PepsiCo, Inc.	1,848,979

		12,785,440

Capital Markets (7.3%):
261,270	Bank of New York Mellon Corp. (The)	6,714,639
27,959	BlackRock, Inc.	5,779,405
21,650	Franklin Resources, Inc.	2,721,405
86,580	Goldman Sachs Group, Inc. (The)	11,044,144
89,220	State Street Corp.	4,194,232

		30,453,825

Chemicals (2.3%):
44,730	Air Products & Chemicals, Inc.	3,758,215
43,890	PPG Industries, Inc.	5,940,511

		9,698,726

Commercial Banks (2.6%):
49,720	PNC Financial Services Group, Inc.	2,899,173
240,880	Wells Fargo & Co.	8,233,279

		11,132,452

Commercial Services & Supplies (1.1%):
153,650	Tyco International, Ltd.	4,494,263

Computers & Peripherals (0.1%):
42,710	Hewlett-Packard Co.	608,618

Construction & Engineering (0.2%):
11,080	Fluor Corp.	650,839

Diversified Financial Services (4.2%):
340,900	JPMorgan Chase & Co.	14,989,373
52,210	Moody’s Corp.	2,627,207

		17,616,580

Shares		Fair Value

Common Stocks, continued
Diversified Telecommunication Services (2.1%):
259,380	AT&T, Inc.	$8,743,700

Electric Utilities (0.2%):
27,550	PPL Corp.	788,757

Electrical Equipment (0.9%):
68,320	Eaton Corp. plc	3,702,944

Energy Equipment & Services (0.2%):
21,960	Transocean, Ltd.	980,514

Food & Staples Retailing (1.4%):
125,700	CVS Caremark Corp.	6,077,595

Food Products (4.3%):
64,763	Danone SA	4,278,382
157,480	General Mills, Inc.	6,363,766
13,320	J.M. Smucker Co. (The)	1,148,717
27,520	Kellogg Co.	1,536,992
73,405	Nestle SA, Registered Shares	4,785,414

		18,113,271

Health Care Equipment & Supplies (2.3%):
27,610	Becton, Dickinson & Co.	2,158,826
111,630	Medtronic, Inc.	4,579,063
87,030	St. Jude Medical, Inc.	3,145,264

		9,883,153

Health Care Providers & Services (0.5%):
37,410	Quest Diagnostics, Inc.	2,179,881

Hotels, Restaurants & Leisure (0.4%):
19,220	McDonald’s Corp.	1,695,396

Household Products (0.5%):
30,090	Procter & Gamble Co. (The)	2,042,810

Industrial Conglomerates (2.9%):
77,170	3M Co.	7,165,234
93,800	Danaher Corp.	5,243,420

		12,408,654

Insurance (7.1%):
60,690	ACE, Ltd.	4,843,062
79,610	Aon plc	4,426,316
42,810	Chubb Corp. (The)	3,224,449
217,670	MetLife, Inc.	7,170,050
92,310	Prudential Financial, Inc.	4,922,892
78,080	Travelers Cos., Inc. (The)	5,607,706

		30,194,475

IT Services (5.6%):
135,020	Accenture plc, Class A	8,978,829
27,350	Fiserv, Inc.*	2,161,471
40,160	International Business Machines Corp.	7,692,648
3,980	MasterCard, Inc., Class A	1,955,294
213,740	Western Union Co.	2,909,001

		23,697,243

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Value Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Leisure Equipment & Products (0.8%):
95,870	Hasbro, Inc.^	$3,441,733

Life Sciences Tools & Services (1.0%):
63,130	Thermo Fisher Scientific, Inc.	4,026,431

Machinery (1.4%):
34,460	Pentair, Ltd., Registered Shares	1,693,709
58,780	Stanley Black & Decker, Inc.	4,347,957

		6,041,666

Media (5.6%):
115,090	Comcast Corp., Special Class A	4,137,486
39,470	McGraw-Hill Cos., Inc. (The)	2,157,825
94,350	Omnicom Group, Inc.	4,713,726
92,210	Viacom, Inc., Class B	4,863,155
147,020	Walt Disney Co. (The)	7,320,125

		23,192,317

Multiline Retail (1.6%):
25,410	Kohl’s Corp.	1,092,122
97,620	Target Corp.	5,776,175

		6,868,297

Multi-Utilities (0.6%):
41,320	PG&E Corp.	1,660,237
27,550	Public Service Enterprise Group, Inc.	843,030

		2,503,267

Oil, Gas & Consumable Fuels (6.7%):
31,010	Apache Corp.	2,434,285
81,540	Chevron Corp.	8,817,736
23,990	EOG Resources, Inc.	2,897,752
91,000	Exxon Mobil Corp.	7,876,050
82,040	Occidental Petroleum Corp.	6,285,084

		28,310,907

Pharmaceuticals (9.5%):
94,210	Abbott Laboratories	6,170,755
190,990	Johnson & Johnson Co.	13,388,399
92,520	Merck & Co., Inc.	3,787,769
583,960	Pfizer, Inc.	14,645,717
12,200	Roche Holding AG	2,486,123

		40,478,763

Professional Services (0.5%):
25,010	Dun & Bradstreet Corp.^	1,967,037

Shares or Principal Amounts		Fair Value

Common Stocks, continued
Road & Rail (0.5%):
22,370	Canadian National Railway Co.	$2,035,894

Semiconductors & Semiconductor Equipment (0.7%):
140,090	Intel Corp.	2,890,057

Software (1.5%):
191,540	Oracle Corp.	6,382,113

Specialty Retail (0.9%):
33,590	Advance Auto Parts, Inc.	2,430,237
123,220	Staples, Inc.	1,404,708

		3,834,945

Tobacco (5.1%):
71,880	Altria Group, Inc.	2,258,470
37,620	Lorillard, Inc.	4,389,125
180,760	Philip Morris International, Inc.	15,118,767

		21,766,362

Wireless Telecommunication Services (1.6%):
2,752,476	Vodafone Group plc	6,921,019

Total Common Stocks (Cost $389,941,049)		417,332,055

Convertible Preferred Stocks (0.2%):
Aerospace & Defense (0.1%):
7,000	United Technologies Corp., 7.50%	389,970

Electric Utilities (0.1%):
8,400	PPL Corp., 9.50%	441,084

Total Convertible Preferred Stocks (Cost $855,142)		831,054

Securities Held as Collateral for Securities on Loan (0.6%):
$2,728,958	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	2,728,958

Total Securities Held as Collateral for Securities on Loan (Cost $2,728,958)		2,728,958

Unaffiliated Investment Company (1.3%):
5,547,532	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	5,547,532

Total Unaffiliated Investment Company (Cost $5,547,532)		5,547,532

Total Investment Securities (Cost $399,072,681)(c) — 100.6%		426,439,599
Net other assets (liabilities) — (0.6%)		(2,650,908)

Net Assets — 100.0%		$423,788,691

Percentages indicated are based on net assets as of December 31, 2012.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $2,690,221.

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Value Fund

Schedule of Portfolio Investments, continued

December 31, 2012

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(b)	The rate represents the effective yield at December 31, 2012.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2012:

Country	Percentage
Canada	0.5%
France	1.0%
Ireland (Republic of)	3.0%
Switzerland	4.1%
United Kingdom	5.1%
United States	86.3%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Value Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$399,072,681

Investment securities, at value*	$426,439,599
Cash	7,147
Interest and dividends receivable	563,519
Foreign currency, at value (cost $24)	24
Receivable for capital shares issued	24,986
Receivable for expenses paid indirectly	130
Reclaims receivable	136,208

Total Assets	427,171,613

Liabilities:
Payable for investments purchased	65,881
Payable for capital shares redeemed	188,035
Payable for collateral received on loaned securities	2,728,958
Manager fees payable	254,829
Administration fees payable	13,418
Distribution fees payable	89,498
Custodian fees payable	5,056
Administrative and compliance services fees payable	2,340
Other accrued liabilities	34,907

Total Liabilities	3,382,922

Net Assets	$423,788,691

Net Assets Consist of:
Capital	$471,141,905
Accumulated net investment income/(loss)	7,502,474
Accumulated net realized gains/(losses) from investment transactions	(82,231,004)
Net unrealized appreciation/(depreciation) on investments	27,375,316

Net Assets	$423,788,691

Shares of beneficial interest (unlimited number of shares authorized, no par value)	47,212,689
Net Asset Value (offering and redemption price per share)	$8.98

*	Includes securities on loan of $2,690,221.
Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$12,279,445
Income from securities lending	16,231
Foreign withholding tax	(64,556)

Total Investment Income	12,231,120

Expenses:
Manager fees	3,471,968
Administration fees	167,411
Distribution fees	1,167,532
Custodian fees	16,875
Administrative and compliance services fees	12,664
Trustee fees	29,250
Professional fees	31,568
Shareholder reports	31,100
Other expenses	14,455

Total expenses before reductions	4,942,823
Less expenses voluntarily waived/reimbursed by the Manager	(154,259)
Less expenses paid indirectly	(130)

Net expenses	4,788,434

Net Investment Income/(Loss)	7,442,686

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	77,954,079
Change in unrealized appreciation/depreciation on investments	(10,403,396)

Net Realized/Unrealized Gains/(Losses) on Investments	67,550,683

Change in Net Assets Resulting From Operations	$74,993,369

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL MFS Value Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$7,442,686	$6,377,634
Net realized gains/(losses) on investment transactions	77,954,079	(9,575,860)
Change in unrealized appreciation/depreciation on investments	(10,403,396)	(16,906,038)

Change in net assets resulting from operations	74,993,369	(20,104,264)

Dividends to Shareholders:
From net investment income	(6,349,213)	(4,313,664)

Change in net assets resulting from dividends to shareholders	(6,349,213)	(4,313,664)

Capital Transactions:
Proceeds from shares issued	60,280,683	46,675,953
Proceeds from dividends reinvested	6,349,213	4,313,664
Value of shares redeemed	(147,736,755)	(74,653,792)

Change in net assets resulting from capital transactions	(81,106,859)	(23,664,175)

Change in net assets	(12,462,703)	(48,082,103)
Net Assets:
Beginning of period	436,251,394	484,333,497

End of period	$423,788,691	$436,251,394

Accumulated net investment income/(loss)	$7,502,474	$6,442,187

Share Transactions:
Shares issued	7,151,952	5,785,479
Dividends reinvested	719,865	586,893
Shares redeemed	(16,628,090)	(9,163,402)

Change in shares	(8,756,273)	(2,791,030)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$7.79		$8.24	$7.59	$6.17	$11.21

Investment Activities:
Net Investment Income/(Loss)	0.15		0.13	0.07	0.10	0.22
Net Realized and Unrealized Gains/(Losses) on Investments	1.15		(0.50)	0.67	1.53	(3.95)

Total from Investment Activities	1.30		(0.37)	0.74	1.63	(3.73)

Dividends to Shareholders From:
Net Investment Income	(0.11)		(0.08)	(0.09)	(0.21)	(0.20)
Net Realized Gains	—		—	—	—	(1.11)

Total Dividends	(0.11)		(0.08)	(0.09)	(0.21)	(1.31)

Net Asset Value, End of Period	$8.98		$7.79	$8.24	$7.59	$6.17

Total Return(a)	16.67%		(4.45)%	9.83%	26.53%	(36.18)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$423,789		$436,251	$484,333	$408,379	$345,769
Net Investment Income/(Loss)	1.59%		1.40%	1.02%	1.36%	2.00%
Expenses Before Reductions(b)	1.06%		1.07%	1.08%	1.10%	1.07%
Expenses Net of Reductions	1.02%		1.04%	1.05%	1.05%	1.01%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.02%		1.04%	1.05%	1.07%	1.03%
Portfolio Turnover Rate	95	%(d)	49%	34%	118%	26%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	Effective September 15, 2012, the Subadviser changed from Eaton Vance Management to Massachusetts Financial Services Company. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2012 as compared to prior years.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Value Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, AZL MFS Value Fund (formerly AZL Eaton Vance Large Cap Value Fund) (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Value Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $7 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $1,595 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Value Fund

Notes to the Financial Statements, continued

December 31, 2012

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective September 15, 2012 between the Manager and MFS Management (“MFS”),

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Value Fund

Notes to the Financial Statements, continued

December 31, 2012

MFS provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to September 15, 2012 the Fund was subadvised by Eaton Vance Management (“Eaton Vance”). The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL MFS Value Fund	0.775%	1.20%

*	The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725% and above $500 million at 0.675%. The Manager voluntarily reduced the management fees as follows: the first $100 million at 0.75%, the next $400 million at 0.70% and above $500 million at 0.65%. The Manager reserves the right to stop reducing the manager fee at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Value Fund

Notes to the Financial Statements, continued

December 31, 2012

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $7,125 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Value Fund

Notes to the Financial Statements, continued

December 31, 2012

instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Beverages	$4,750,747	$8,034,693	$—	$12,785,440
Food Products	9,049,476	9,063,795	—	18,113,271
Pharmaceuticals	37,992,640	2,486,123	—	40,478,763
Wireless Telecommunication Services	—	6,921,019	—	6,921,019
All Other Common Stocks+	339,033,562	—	—	339,033,562
Convertible Preferred Stocks:
Aerospace & Defense	389,970	—	—	389,970
Electric Utilities	—	441,084	—	441,084
Securities Held as Collateral for Securities on Loan	—	2,728,958	—	2,728,958
Unaffiliated Investment Company	5,547,532	—	—	5,547,532

Total Investment Securities	$396,763,927	$29,675,672	$—	$426,439,599

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MFS Value Fund	$427,718,904	$501,652,697

6.	Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL MFS Value Fund

Notes to the Financial Statements, continued

December 31, 2012

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $402,081,386. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$31,909,823
Unrealized depreciation	(7,551,610)

Net unrealized appreciation	$24,358,213

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

	Expires 12/31/2017	Expires 12/31/2018
AZL MFS Value Fund	$73,696,660	$5,491,128

During the year ended December 31, 2012, the Fund utilized $63,167,686 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Value Fund	$6,349,213	$—	$6,349,213

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Value Fund	$4,313,664	$—	$4,313,664

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MFS Value Fund	$7,467,963	$(79,187,788)	$24,366,611	$(47,353,214)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL MFS Value Fund (formerly known as AZL Eaton Vance Large Cap Value Fund) (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

20

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

21

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

22

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

24

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

25

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Mid Cap Index Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 11

Statement of Operations Page 11

Statements of Changes in Net Assets Page 12

Financial Highlights Page 13

Notes to the Financial Statements Page 14

Report of Independent Registered Public Accounting Firm Page 22

Other Federal Income Tax Information Page 23

Other Information Page 24

Approval of Investment Advisory and Subadvisory Agreements Page 25

Information about the Board of Trustees and Officers Page 29

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Mid Cap Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Mid Cap Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Mid Cap Index Fund returned 17.22%, which compared to a 17.88% total return for its benchmark, the S&P MidCap 400 Index1.

The Fund attempts to replicate the performance of the S&P MidCap 400 index of mid-cap U.S. stocks. U.S. equities delivered strong returns during the 12 months ended December 31, 2012, though performance was uneven during the period. Early in the period, U.S. equities rallied in response to a range of factors, including positive economic indicators in the United States. However, investors later in the period grew concerned about the depth of the European debt crisis—including growing financial issues in countries such as Greece and Spain. Meanwhile, an economic slowdown in China and a disappointing March jobs report in the U.S. fueled additional concerns about the state of the global economy. Equities ended up giving back much of their year-to-date gains by the end of May.

Equity markets rebounded in June as investors anticipated stimulus actions by the world’s central banks. U.S. stocks advanced through the third quarter as investors responded favorably to an announcement by the European Central Bank to buy unlimited amounts of short-term sovereign debt, and by the U.S. Federal Reserve’s decision to continue purchasing agency mortgage-backed securities until the U.S. unemployment rate improved.

In the fall, concerns resurfaced about the state of the global economy. Investors also responded negatively to the uncertainty surrounding the U.S. presidential election and how the White House and Congress would avoid the so-called “fiscal cliff,” a variety of tax increases and spending cuts scheduled to take effect in January 2013. Still, equities finished the year strongly, rallying from mid-November through the end of the period.

The best-performing sectors in the benchmark during the period included health care (up 26.75%), consumer discretionary (up 22.78%) and materials (up 22.34%). Industrials (+21.88%) also performed well, as did financials (+17.75%), which benefited from monetary stimulus later in the period.

During the period the utilities sector (+5.47%) lagged its peers as investors sought out riskier investments with more return potential. Energy stocks (-0.01%) were hindered by declining oil prices, and were among the worst-performing stocks.

The underperformance of the Fund compared to its benchmark was the result of Fund expenses that are not incurred by the benchmark. Although the fund did invest in derivative instruments during the period, they had no significant impact on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned.

The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition. Investors cannot invest directly in an index.

1

AZL® Mid Cap Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s MidCap 400 Index (“S&P 400”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 and in derivative instruments linked to the S&P 400, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the Index and the Fund’s performance.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

	1 Year	3 Year	Since Inception (5/1/09)
AZL® Mid Cap Index Fund	17.22%	12.59%	18.58%

S&P MidCap 400 Index	17.88%	13.62%	19.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Mid Cap Index Fund	0.65%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.71% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.63%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s MidCap 400 Index (“S&P 400”), which is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Mid Cap Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Mid Cap Index Fund	$1,000.00	$1,089.90	$3.15	0.60%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Mid Cap Index Fund	$1,000.00	$1,022.12	$3.05	0.60%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Financials	20.8
Industrials	16.7
Information Technology	15.0
Consumer Discretionary	12.7
Health Care	9.0
Materials	6.8
Energy	5.9
Utilities	4.8

Investments	Percent of net assets (%)
Consumer Staples	3.8
Telecommunication Services	0.5

Total Common Stock	96.0
Securities Held as Collateral for Securities on Loan	4.0
Unaffiliated Investment Company	3.8

Total Investment Securities	103.8
Net other assets (liabilities)	(3.8)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Common Stocks (96.0%):
Aerospace & Defense (1.4%):
8,225	Alliant Techsystems, Inc.	$509,621
26,148	BE Aerospace, Inc.*	1,291,711
7,770	Esterline Technologies Corp.*	494,250
47,228	Exelis, Inc.	532,260
12,501	Huntington Ingalls Industries, Inc.	541,793
12,583	Triumph Group, Inc.	821,670

		4,191,305

Air Freight & Logistics (0.1%):
26,147	UTI Worldwide, Inc.	350,370

Airlines (0.3%):
17,723	Alaska Air Group, Inc.*	763,684
57,444	JetBlue Airways Corp.*	328,005

		1,091,689

Auto Components (0.2%):
36,006	Gentex Corp.	677,633

Automobiles (0.1%):
11,073	Thor Industries, Inc.	414,462

Biotechnology (2.0%):
18,940	Regeneron Pharmaceuticals, Inc.*	3,240,066
11,919	United Therapeutics Corp.*	636,713
54,530	Vertex Pharmaceuticals, Inc.*	2,286,988

		6,163,767

Building Products (0.6%):
40,956	Fortune Brands Home & Security, Inc.*	1,196,735
11,547	Lennox International, Inc.	606,448

		1,803,183

Capital Markets (2.4%):
13,029	Affiliated Managers Group, Inc.*	1,695,725
51,099	Apollo Investment Corp.	427,188
28,984	Eaton Vance Corp.	923,140
23,492	Federated Investors, Inc.	475,243
6,668	Greenhill & Co., Inc.^	346,669
47,280	Janus Capital Group, Inc.	402,826
32,288	Jefferies Group, Inc.	599,588
28,105	Raymond James Financial, Inc.	1,082,886
33,939	SEI Investments Co.	792,136
21,550	Waddell & Reed Financial, Inc., Class A	750,371

		7,495,772

Chemicals (2.9%):
22,467	Albemarle Corp.	1,395,650
18,439	Ashland, Inc.	1,482,681
15,019	Cabot Corp.	597,606
11,493	Cytec Industries, Inc.	791,063
13,477	Intrepid Potash, Inc.	286,925

Shares		Fair Value

Common Stocks, continued
Chemicals, continued
8,915	Minerals Technologies, Inc.	$355,887
2,702	NewMarket Corp.	708,464
20,187	Olin Corp.	435,837
33,285	RPM International, Inc.	977,248
9,739	Scotts Miracle-Gro Co. (The)	429,003
12,533	Sensient Technologies Corp.	445,673
21,247	Valspar Corp. (The)	1,325,813

		9,231,850

Commercial Banks (3.6%):
43,319	Associated Banc-Corp.	568,345
21,041	BancorpSouth, Inc.	305,936
11,349	Bank of Hawaii Corp.^	499,923
18,528	Cathay General Bancorp	361,296
11,945	City National Corp.	591,516
19,649	Commerce Bancshares, Inc.	688,894
15,491	Cullen/Frost Bankers, Inc.	840,698
35,377	East West Bancorp, Inc.	760,251
88,750	First Niagara Financial Group, Inc.	703,788
27,718	FirstMerit Corp.	393,318
50,276	Fulton Financial Corp.	483,152
21,382	Hancock Holding Co.	678,665
13,805	International Bancshares Corp.	249,180
11,109	Prosperity Bancshares, Inc.	466,578
11,638	Signature Bank*	830,255
11,223	SVB Financial Group*	628,151
144,360	Synovus Financial Corp.	353,682
41,240	TCF Financial Corp.	501,066
16,380	Trustmark Corp.	367,895
49,909	Valley National Bancorp^	464,154
20,290	Webster Financial Corp.	416,960
6,936	Westamerica Bancorp	295,404

		11,449,107

Commercial Services & Supplies (1.9%):
12,036	Brink’s Co. (The)	343,387
13,302	Clean Harbors, Inc.*	731,743
26,735	Copart, Inc.*	788,683
25,180	Corrections Corp. of America	893,135
12,822	Deluxe Corp.	413,381
14,729	Herman Miller, Inc.	315,495
11,397	HNI Corp.	342,594
7,825	Mine Safety Appliances Co.	334,206
45,414	R.R. Donnelley & Sons Co.	408,726
16,556	Rollins, Inc.	364,894
30,892	Waste Connections, Inc.	1,043,840

		5,980,084

Communications Equipment (1.0%):
15,845	ADTRAN, Inc.^	309,611
25,295	Ciena Corp.*	397,132
10,345	InterDigital, Inc.	425,180

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Communications Equipment, continued
10,750	Plantronics, Inc.	$396,353
44,338	Polycom, Inc.*	463,775
40,118	Riverbed Technology, Inc.*	791,126
87,103	Tellabs, Inc.	198,595

		2,981,772

Computers & Peripherals (0.7%):
15,919	Diebold, Inc.	487,281
16,277	Lexmark International, Inc., Class A	377,464
40,231	NCR Corp.*	1,025,085
23,557	QLogic Corp.*	229,210

		2,119,040

Construction & Engineering (1.2%):
27,286	Aecom Technology Corp.*	649,407
8,976	Granite Construction, Inc.	301,773
37,121	KBR, Inc.	1,110,660
16,770	Shaw Group, Inc.*	781,650
19,342	URS Corp.	759,367

		3,602,857

Construction Materials (0.3%):
11,550	Martin Marietta Materials, Inc.^	1,088,934

Containers & Packaging (1.5%):
16,714	AptarGroup, Inc.	797,592
7,645	Greif, Inc., Class A	340,203
24,710	Packaging Corp. of America	950,594
17,888	Rock-Tenn Co., Class A	1,250,549
12,371	Silgan Holdings, Inc.	514,510
25,353	Sonoco Products Co.	753,745

		4,607,193

Distributors (0.5%):
74,761	LKQ Corp.*	1,577,457

Diversified Consumer Services (0.7%):
14,441	DeVry, Inc.	342,685
6,914	Matthews International Corp., Class A	221,939
14,507	Regis Corp.	245,458
53,626	Service Corp. International	740,575
17,063	Sotheby’s	573,659
2,991	Strayer Education, Inc.	168,004

		2,292,320

Diversified Financial Services (0.5%):
21,967	CBOE Holdings, Inc.	647,148
30,721	MSCI, Inc., Class A*	952,044

		1,599,192

Diversified Telecommunication Services (0.3%):
38,082	TW Telecom, Inc.*	969,949

Electric Utilities (1.6%):
15,286	Cleco Corp.	611,593

Shares		Fair Value

Common Stocks, continued
Electric Utilities, continued
38,550	Great Plains Energy, Inc.	$782,951
24,543	Hawaiian Electric Industries, Inc.	617,011
12,627	IDACORP, Inc.	547,380
59,302	NV Energy, Inc.	1,075,738
20,075	PNM Resources, Inc.	411,738
31,820	Westar Energy, Inc.	910,688

		4,957,099

Electrical Equipment (1.7%):
10,717	Acuity Brands, Inc.	725,862
61,109	AMETEK, Inc.	2,295,866
12,538	General Cable Corp.*	381,281
13,427	Hubbell, Inc., Class B	1,136,327
11,197	Regal-Beloit Corp.	789,052

		5,328,388

Electronic Equipment, Instruments & Components (2.1%):
26,696	Arrow Electronics, Inc.*	1,016,584
34,570	Avnet, Inc.*	1,058,188
37,795	Ingram Micro, Inc., Class A*	639,491
9,905	Itron, Inc.*	441,268
23,805	National Instruments Corp.	614,407
9,510	Tech Data Corp.*	432,990
31,737	Trimble Navigation, Ltd.*	1,897,237
33,177	Vishay Intertechnology, Inc.*	352,672

		6,452,837

Energy Equipment & Services (2.7%):
14,335	Atwood Oceanics, Inc.*	656,400
4,945	CARBO Ceramics, Inc.^	387,391
19,038	Dresser-Rand Group, Inc.*	1,068,793
9,160	Dril-Quip, Inc.*	669,138
24,673	Helix Energy Solutions Group, Inc.*	509,251
27,143	Oceaneering International, Inc.	1,460,023
13,812	Oil States International, Inc.*	988,110
37,664	Patterson-UTI Energy, Inc.	701,680
39,682	Superior Energy Services, Inc.*	822,211
12,547	Tidewater, Inc.	560,600
10,883	Unit Corp.*	490,279

		8,313,876

Food & Staples Retailing (0.5%):
12,417	Harris Teeter Supermarkets, Inc.	478,800
54,084	Supervalu, Inc.^	133,587
12,404	United Natural Foods, Inc.*	664,731

		1,277,118

Food Products (2.2%):
28,866	Flowers Foods, Inc.	671,712
31,030	Green Mountain Coffee Roasters, Inc.*^	1,283,401
30,762	Hillshire Brands Co.	865,643

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Food Products, continued
19,259	Ingredion, Inc.	$1,240,857
4,884	Lancaster Colony Corp.	337,924
8,259	Post Holdings, Inc.*	282,871
13,848	Ralcorp Holdings, Inc.*	1,241,473
31,480	Smithfield Foods, Inc.*	679,024
5,170	Tootsie Roll Industries, Inc.^	134,006

		6,736,911

Gas Utilities (1.4%):
22,733	Atmos Energy Corp.	798,383
20,976	National Fuel Gas Co.	1,063,274
43,043	Questar Corp.+	850,530
28,385	UGI Corp.	928,473
12,985	WGL Holdings, Inc.	508,882

		4,149,542

Health Care Equipment & Supplies (2.5%):
12,049	Cooper Cos., Inc. (The)	1,114,292
15,363	Hill-Rom Holdings, Inc.	437,846
67,106	Hologic, Inc.*	1,344,133
13,768	IDEXX Laboratories, Inc.*	1,277,670
13,131	Masimo Corp.	275,882
35,988	ResMed, Inc.^	1,496,021
14,723	STERIS Corp.	511,330
10,301	Teleflex, Inc.	734,564
14,777	Thoratec Corp.*	554,433

		7,746,171

Health Care Providers & Services (3.0%):
22,952	Community Health Systems, Inc.	705,544
64,543	Health Management Associates, Inc., Class A*	601,541
20,476	Health Net, Inc.*	497,567
22,149	Henry Schein, Inc.*	1,782,109
21,882	HMS Holdings Corp.*	567,181
12,427	LifePoint Hospitals, Inc.*	469,119
12,536	MEDNAX, Inc.*	996,863
27,849	Omnicare, Inc.	1,005,349
15,966	Owens & Minor, Inc.	455,191
22,255	Universal Health Services, Inc., Class B	1,076,029
22,118	VCA Antech, Inc.*	465,584
10,877	WellCare Health Plans, Inc.*	529,601

		9,151,678

Health Care Technology (0.1%):
43,179	Allscripts Healthcare Solutions, Inc.*	406,746

Hotels, Restaurants & Leisure (1.4%):
10,361	Bally Technologies, Inc.*	463,240
7,083	Bob Evans Farms, Inc.	284,737
18,456	Brinker International, Inc.	571,951
12,572	Cheesecake Factory, Inc. (The)	411,356

Shares		Fair Value

Common Stocks, continued
Hotels, Restaurants & Leisure, continued
6,447	International Speedway Corp., Class A	$178,066
10,097	Life Time Fitness, Inc.*	496,873
7,109	Panera Bread Co., Class A*	1,129,123
13,271	Scientific Games Corp.*	115,060
70,999	Wendy’s Co. (The)	333,695
13,768	WMS Industries, Inc.*	240,940

		4,225,041

Household Durables (2.1%):
18,505	Jarden Corp.*	956,709
19,365	KB Home^	305,967
9,808	M.D.C. Holdings, Inc.	360,542
14,592	Mohawk Industries, Inc.*	1,320,138
1,156	NVR, Inc.*	1,063,520
14,986	Tempur-Pedic International, Inc.*	471,909
37,672	Toll Brothers, Inc.*	1,217,936
13,934	Tupperware Brands Corp.	893,169

		6,589,890

Household Products (1.0%):
35,142	Church & Dwight Co., Inc.	1,882,557
15,591	Energizer Holdings, Inc.	1,246,968

		3,129,525

Industrial Conglomerates (0.3%):
15,830	Carlisle Cos., Inc.	930,171

Insurance (4.5%):
4,266	Alleghany Corp.*	1,430,902
19,110	American Financial Group, Inc.	755,227
31,294	Arthur J. Gallagher & Co.	1,084,337
17,915	Aspen Insurance Holdings, Ltd.	574,713
29,678	Brown & Brown, Inc.	755,602
13,020	Everest Re Group, Ltd.	1,431,549
53,293	Fidelity National Financial, Inc., Class A	1,255,050
26,915	First American Financial Corp.	648,382
11,262	Hanover Insurance Group, Inc. (The)	436,290
25,488	HCC Insurance Holdings, Inc.	948,408
13,716	Kemper Corp.	404,622
6,485	Mercury General Corp.	257,390
60,865	Old Republic International Corp.	648,212
19,971	Protective Life Corp.	570,771
18,582	Reinsurance Group of America, Inc.	994,509
11,144	StanCorp Financial Group, Inc.	408,650
27,713	W.R. Berkley Corp.	1,045,889

		13,650,503

Internet & Catalog Retail (0.2%):
9,178	HSN, Inc.	505,524

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Internet Software & Services (1.9%):
20,441	AOL, Inc.	$605,258
12,229	Equinix, Inc.*	2,521,620
29,785	Monster Worldwide, Inc.*	167,392
27,555	Rackspace Hosting, Inc.*	2,046,510
17,834	ValueClick, Inc.*	346,158

		5,686,938

IT Services (3.3%):
18,844	Acxiom Corp.*	329,016
12,540	Alliance Data Systems Corp.*	1,815,291
30,820	Broadridge Financial Solutions, Inc.	705,162
27,570	Convergys Corp.	452,424
24,546	CoreLogic, Inc.*	660,778
7,723	DST Systems, Inc.	468,014
23,562	Gartner, Inc.*	1,084,323
19,848	Global Payments, Inc.	899,114
21,659	Jack Henry & Associates, Inc.	850,332
21,362	Lender Processing Services, Inc.	525,932
5,983	ManTech International Corp., Class A^	155,199
16,644	NeuStar, Inc., Class A*	697,883
27,131	VeriFone Systems, Inc.*	805,248
9,740	Wex, Inc.*	734,104

		10,182,820

Leisure Equipment & Products (0.4%):
16,143	Polaris Industries, Inc.	1,358,433

Life Sciences Tools & Services (1.2%):
5,071	Bio-Rad Laboratories, Inc., Class A*	532,709
12,250	Charles River Laboratories International, Inc.*	459,008
13,795	Covance, Inc.*	796,937
7,715	Mettler-Toledo International, Inc.*	1,491,309
8,715	Techne Corp.	595,583

		3,875,546

Machinery (5.1%):
24,406	AGCO Corp.*	1,198,824
12,603	CLARCOR, Inc.	602,171
12,068	Crane Co.	558,507
33,985	Donaldson Co., Inc.	1,116,067
12,355	Gardner Denver, Inc.	846,317
15,268	Graco, Inc.	786,149
20,293	Harsco Corp.	476,886
20,828	IDEX Corp.	969,127
23,339	ITT Corp.	547,533
20,072	Kennametal, Inc.	802,880
20,929	Lincoln Electric Holdings, Inc.	1,018,824
14,195	Nordson Corp.	895,988
22,989	Oshkosh Corp.*	681,624

Shares		Fair Value

Common Stocks, continued
Machinery, continued
12,785	SPX Corp.	$896,868
27,823	Terex Corp.*	782,104
20,046	Timken Co.	958,800
19,876	Trinity Industries, Inc.	711,958
5,897	Valmont Industries, Inc.	805,235
12,048	Wabtec Corp.	1,054,682
15,167	Woodward, Inc.	578,318

		16,288,862

Marine (0.5%):
10,804	Alexander & Baldwin, Inc.*	317,313
14,067	Kirby Corp.*	870,607
10,730	Matson, Inc.	265,246

		1,453,166

Media (1.2%):
14,438	AMC Networks, Inc., Class A*	714,680
25,746	Cinemark Holdings, Inc.	668,881
18,073	DreamWorks Animation SKG, Inc., Class A*^	299,470
11,816	John Wiley & Sons, Inc., Class A	459,997
13,902	Lamar Advertising Co.*^	538,703
9,115	Meredith Corp.^	314,012
30,734	New York Times Co. (The), Class A*	262,161
6,634	Scholastic Corp.	196,101
9,941	Valassis Communications, Inc.^	256,279

		3,710,284

Metals & Mining (1.6%):
11,130	Carpenter Technology Corp.	574,642
29,268	Commercial Metals Co.	434,922
8,335	Compass Minerals International, Inc.	622,708
19,008	Reliance Steel & Aluminum Co.	1,180,397
16,360	Royal Gold, Inc.	1,330,231
55,174	Steel Dynamics, Inc.	757,539
13,207	Worthington Industries, Inc.	343,250

		5,243,689

Multiline Retail (0.1%):
25,677	Saks, Inc.*	269,865

Multi-Utilities (1.5%):
27,920	Alliant Energy Corp.	1,225,967
11,128	Black Hills Corp.	404,392
47,509	MDU Resources Group, Inc.	1,009,091
24,838	OGE Energy Corp.	1,398,627
20,674	Vectren Corp.	607,816

		4,645,893

Office Electronics (0.2%):
12,840	Zebra Technologies Corp., Class A*	504,355

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels (3.2%):
55,497	Alpha Natural Resources, Inc.*	$540,541
53,579	Arch Coal, Inc.^	392,198
12,126	Bill Barrett Corp.*	215,722
21,770	Cimarex Energy Co.	1,256,782
18,155	Energen Corp.	818,609
29,925	Forest Oil Corp.*	200,198
50,977	HollyFrontier Corp.	2,372,978
14,887	Northern Oil & Gas, Inc.*^	250,399
32,440	Plains Exploration & Production Co.*	1,522,734
30,400	Quicksilver Resources, Inc.*^	86,944
13,257	Rosetta Resources, Inc.*	601,338
16,627	SM Energy Co.	868,096
18,142	World Fuel Services Corp.	746,906

		9,873,445

Paper & Forest Products (0.5%):
8,892	Domtar Corp.	742,660
34,829	Louisiana-Pacific Corp.*	672,896

		1,415,556

Pharmaceuticals (0.2%):
28,767	Endo Health Solutions, Inc.*	755,709

Professional Services (0.8%):
8,454	Corporate Executive Board Co. (The)	401,227
10,492	FTI Consulting, Inc.*	346,236
19,775	Manpower, Inc.	839,251
14,380	Towers Watson & Co., Class A	808,300

		2,395,014

Real Estate Investment Trusts (REITs) (8.9%):
16,023	Alexandria Real Estate Equities, Inc.	1,110,714
26,322	American Campus Communities, Inc.	1,214,234
38,911	BioMed Realty Trust, Inc.	752,150
19,364	BRE Properties, Inc.	984,272
21,153	Camden Property Trust	1,442,846
20,312	Corporate Office Properties Trust	507,394
69,200	Duke Realty Corp.	959,804
15,638	Equity One, Inc.	328,554
9,198	Essex Property Trust, Inc.	1,348,887
16,255	Federal Realty Investment Trust	1,690,845
17,245	Highwoods Properties, Inc.	576,845
12,898	Home Properties, Inc.	790,776
31,177	Hospitality Properties Trust	730,165
29,788	Liberty Property Trust	1,065,517
34,360	Macerich Co. (The)	2,003,189
20,967	Mack-Cali Realty Corp.	547,448
27,689	National Retail Properties, Inc.	863,897
28,204	OMEGA Healthcare Investors, Inc.	672,665

Shares		Fair Value

Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
10,205	Potlatch Corp.	$399,934
30,990	Rayonier, Inc.	1,606,212
33,604	Realty Income Corp.^	1,351,217
22,771	Regency Centers Corp.	1,072,970
44,480	Senior Housing Properties Trust	1,051,507
22,719	SL Green Realty Corp.	1,741,412
14,238	Taubman Centers, Inc.	1,120,815
62,887	UDR, Inc.	1,495,453
28,148	Weingarten Realty Investors	753,522

		28,183,244

Real Estate Management & Development (0.3%):
11,082	Jones Lang LaSalle, Inc.	930,223

Road & Rail (1.8%):
14,076	Con-way, Inc.	391,594
10,966	Genesee & Wyoming, Inc., Class A*	834,293
22,906	J.B. Hunt Transport Services, Inc.	1,367,717
27,675	Kansas City Southern Industries, Inc.	2,310,310
11,698	Landstar System, Inc.	613,677
11,213	Werner Enterprises, Inc.	242,986

		5,760,577

Semiconductors & Semiconductor Equipment (1.8%):
110,659	Atmel Corp.*	724,816
29,257	Cree, Inc.*^	994,154
33,258	Cypress Semiconductor Corp.	360,517
31,971	Fairchild Semiconductor International, Inc.*	460,383
36,359	Integrated Device Technology, Inc.*	265,421
17,488	International Rectifier Corp.*	310,062
32,143	Intersil Corp., Class A	266,465
58,130	MEMC Electronic Materials, Inc.*	186,597
70,438	RF Micro Devices, Inc.*	315,562
16,674	Semtech Corp.*	482,712
9,664	Silicon Laboratories, Inc.*	404,052
48,891	Skyworks Solutions, Inc.*	992,487

		5,763,228

Software (4.0%):
9,920	ACI Worldwide, Inc.*	433,405
7,986	Advent Software, Inc.*	170,741
23,301	Ansys, Inc.*	1,569,088
70,454	Cadence Design Systems, Inc.*	951,833
53,811	Compuware Corp.*	584,926
11,365	Concur Technologies, Inc.*^	767,365
10,265	FactSet Research Systems, Inc.	903,936
8,796	Fair Isaac Corp.	369,696
27,199	Informatica Corp.*	824,674

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Software, continued
23,799	Mentor Graphics Corp.*	$405,059
20,190	Micros Systems, Inc.*	856,864
30,072	Parametric Technology Corp.*	676,921
26,055	Rovi Corp.*	402,029
15,371	Solarwinds, Inc.*	806,209
17,341	Solera Holdings, Inc.	927,223
37,515	Synopsys, Inc.*	1,194,477
39,085	TIBCO Software, Inc.*	860,261

		12,704,707

Specialty Retail (4.0%):
17,704	Aaron’s, Inc.	500,669
18,455	Advance Auto Parts, Inc.	1,335,219
19,832	Aeropostale, Inc.*	258,014
45,342	American Eagle Outfitters, Inc.	929,964
12,183	Ann, Inc.*	412,273
31,716	Ascena Retail Group, Inc.*	586,429
9,566	Barnes & Noble, Inc.*	144,351
11,640	Cabela’s, Inc., Class A*	485,970
41,882	Chico’s FAS, Inc.	773,142
24,685	Dick’s Sporting Goods, Inc.	1,122,921
37,953	Foot Locker, Inc.	1,219,050
15,449	Guess?, Inc.	379,118
71,776	Office Depot, Inc.*	235,425
14,814	Rent-A-Center, Inc.	509,009
20,375	Signet Jewelers, Ltd.	1,088,025
17,733	Tractor Supply Co.	1,566,889
21,738	Williams-Sonoma, Inc.	951,472

		12,497,940

Textiles, Apparel & Luxury Goods (1.8%):
12,778	Carter’s, Inc.*	711,096
8,923	Deckers Outdoor Corp.*^	359,329
24,624	Hanesbrands, Inc.*	882,032
17,768	PVH Corp.	1,972,425
19,485	Under Armour, Inc., Class A*^	945,607
10,310	Warnaco Group, Inc. (The)*	737,887

		5,608,376

Thrifts & Mortgage Finance (0.6%):
20,551	Astoria Financial Corp.	192,357

Shares or Principal Amount		Fair Value

Common Stocks, continued
Thrifts & Mortgage Finance, continued
110,592	New York Community Bancorp, Inc.^	$1,448,756
26,759	Washington Federal, Inc.	451,424

		2,092,537

Tobacco (0.1%):
5,909	Universal Corp.^	294,918

Trading Companies & Distributors (1.0%):
11,804	GATX Corp.	511,113
11,685	MSC Industrial Direct Co., Inc., Class A	880,815
23,322	United Rentals, Inc.*	1,061,618
7,468	Watsco, Inc.	559,353

		3,012,899

Water Utilities (0.3%):
35,213	Aqua America, Inc.	895,114

Wireless Telecommunication Services (0.2%):
25,449	Telephone and Data Systems, Inc.	563,441

Total Common Stocks (Cost $255,000,093)		299,205,735

Securities Held as Collateral for Securities on Loan (4.0%):
$12,500,406	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	12,500,406

Total Securities Held as Collateral for Securities on Loan (Cost $12,500,406)		12,500,406

Unaffiliated Investment Company (3.8%):
11,988,682	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	11,988,682

Total Unaffiliated Investment Company (Cost $11,988,682)		11,988,682

Total Investment Securities (Cost $279,489,181)(c) — 103.8%		323,694,823
Net other assets (liabilities) — (3.8%)		(11,716,147)

Net Assets — 100.0%		$311,978,676

Percentages indicated are based on net assets as of December 31, 2012.

*	Non-income producing security.

+	Affiliated Securities

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $12,419,352.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

(b)	The rate represents the effective yield at December 31, 2012.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $581,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 400 Index E-Mini March Futures	Long	3/15/13	123	$12,522,630	$104,145

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in non-affiliates, at cost	$278,736,176
Investments in affiliates, at cost	753,005

Total investment securities, at cost	$279,489,181

Investments in non-affiliates, at value*	$322,844,293
Investments in affiliates, at value	850,530

Total investment securities, at value	323,694,823
Cash	3,401
Segregated cash for collateral	581,000
Interest and dividends receivable	204,352
Receivable for capital shares issued	303,086
Receivable for investments sold	68,676
Receivable for variation margin on futures contracts	288,273
Prepaid expenses	127

Total Assets	325,143,738

Liabilities:
Payable for investments purchased	475,280
Payable for capital shares redeemed	7,534
Payable for collateral received on loaned securities	12,500,406
Manager fees payable	65,015
Administration fees payable	9,928
Distribution fees payable	64,736
Custodian fees payable	6,322
Administrative and compliance services fees payable	1,528
Other accrued liabilities	34,313

Total Liabilities	13,165,062

Net Assets	$311,978,676

Net Assets Consist of:
Capital	$259,424,529
Accumulated net investment income/(loss)	2,749,533
Accumulated net realized gains/(losses) from investment transactions	5,494,827
Net unrealized appreciation/(depreciation) on investments	44,309,787

Net Assets	$311,978,676

Shares of beneficial interest (unlimited number of shares authorized, no par value)	18,069,265
Net Asset Value (offering and redemption price per share)	$17.27

*	Includes securities on loan of $12,419,352.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$4,178,349
Dividends from affiliated securities	26,532
Income from securities lending	159,714

Total Investment Income	4,364,595

Expenses:
Manager fees	665,421
Administration fees	103,592
Distribution fees	665,421
Custodian fees	25,763
Administrative and compliance services fees	8,596
Trustee fees	18,937
Professional fees	23,112
Shareholder reports	15,058
Recoupment of prior expenses reimbursed by the manager	7,288
Other expenses	68,176

Total expenses	1,601,364

Net Investment Income/(Loss)	2,763,231

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	4,448,207
Net realized gains/(losses) on affiliated transactions	55
Net realized gains/(losses) on futures contracts	1,640,878
Change in unrealized appreciation/depreciation on investments	31,500,660

Net Realized/Unrealized Gains/(Losses) on Investments	37,589,800

Change in Net Assets Resulting From Operations	$40,353,031

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Mid Cap Index Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,763,231	$1,235,886
Net realized gains/(losses) on investment transactions	6,089,140	5,740,577
Change in unrealized appreciation/depreciation on investments	31,500,660	(12,924,143)

Change in net assets resulting from operations	40,353,031	(5,947,680)

Dividends to Shareholders:
From net investment income	(1,239,816)	(750,957)
From net realized gains on investments	(5,863,839)	(7,490,007)

Change in net assets resulting from dividends to shareholders	(7,103,655)	(8,240,964)

Capital Transactions:
Proceeds from shares issued	75,192,935	82,000,063
Proceeds from dividends reinvested	7,103,655	8,240,964
Value of shares redeemed	(13,152,941)	(21,462,117)

Change in net assets resulting from capital transactions	69,143,649	68,778,910

Change in net assets	102,393,025	54,590,266
Net Assets:
Beginning of period	209,585,651	154,995,385

End of period	$311,978,676	$209,585,651

Accumulated net investment income/(loss)	$2,749,533	$1,235,876

Share Transactions:
Shares issued	4,558,580	5,066,807
Dividends reinvested	420,584	562,907
Shares redeemed	(794,201)	(1,329,222)

Change in shares	4,184,963	4,300,492

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,			May 1, 2009 to December 31,
	2012	2011	2010	2009 (a)
Net Asset Value, Beginning of Period	$15.10	$16.17	$13.09	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.14	0.07	0.05	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	2.45	(0.47)	3.16	3.03

Total from Investment Activities	2.59	(0.40)	3.21	3.09

Dividends to Shareholders From:
Net Investment Income	(0.07)	(0.06)	(0.04)	—
Net Realized Gains	(0.35)	(0.61)	(0.09)	—

Total Dividends	(0.42)	(0.67)	(0.13)	—

Net Asset Value, End of Period	$17.27	$15.10	$16.17	$13.09

Total Return(b)	17.22%	(2.32)%	24.67%	30.90	%(c)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$311,979	$209,586	$154,995	$65,210
Net Investment Income/(Loss)(d)	1.04%	0.66%	0.71%	1.12%
Expenses Before Reductions(d)(e)	0.60%	0.63%	0.61%	0.66%
Expenses Net of Reductions(d)	0.60%	0.61%	0.60%	0.60%
Portfolio Turnover Rate	9%	15%	34%	27	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Mid Cap Index Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $9 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $15,798 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The gross notional amount of futures contracts outstanding was $12.5 million as of December 31, 2012. The monthly average notional amount for these contracts was $9.4 million for the year ended December 31, 2012.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation margin on futures contracts	$104,145	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Notes to the Financial Statements, continued

December 31, 2012

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$1,640,878	$65,371

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Mid Cap Index Fund	0.25%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2013	Total
AZL Mid Cap Index Fund	$15,938	$15,938

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2012, there were no voluntary waivers.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $3,890 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$299,205,735	$—	$—	$299,205,735
Securities Held as Collateral for Securities on Loan	—	12,500,406	—	12,500,406
Unaffiliated Investment Company	11,988,682	—	—	11,988,682

Total Investment Securities	311,194,417	12,500,406	—	323,694,823

Other Financial Instruments:*
Futures Contracts	104,145	—	—	104,145

Total Investments	$311,298,562	$12,500,406	$—	$323,798,968

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Notes to the Financial Statements, continued

December 31, 2012

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Mid Cap Index Fund	$82,417,737	$21,986,508

6.	Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $280,314,913. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$54,878,824
Unrealized depreciation	(11,498,914)

Net unrealized appreciation	$43,379,910

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Mid Cap Index Fund	$2,452,708	$4,650,947	$7,103,655

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Mid Cap Index Fund	$5,136,435	$3,104,529	$8,240,964

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Mid Cap Index Fund

Notes to the Financial Statements, continued

December 31, 2012

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Mid Cap Index Fund	$4,058,912	$5,115,325	$43,379,910	$52,554,147

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Mid Cap Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 71.96% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2012, the Fund declared net long-term capital gain distributions of $4,650,948.

During the year ended December 31, 2012, the Fund declared net short-term capital gain distributions of $1,212,891.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

25

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

26

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

27

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

28

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

29

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

30

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Money Market Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 7

Statement of Operations Page 7

Statements of Changes in Net Assets Page 8

Financial Highlights Page 9

Notes to the Financial Statements Page 10

Report of Independent Registered Public Accounting Firm Page 15

Other Federal Income Tax Information Page 16

Other Information Page 17

Approval of Investment Advisory and Subadvisory Agreements Page 18

Information about the Board of Trustees and Officers Page 22

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Money Market Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Money Market Fund and BlackRock Advisors, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

Throughout the 12-month period ended December 31, 2012, the Federal Open Market Committee (“FOMC”) maintained its target range for the federal funds rate at 0.00% to 0.25%. Further monetary stimulus came in the form of a promise by the Federal Reserve to purchase $40 billion worth of mortgage-backed securities every month until the unemployment rate improves. This announcement came on the heels of the European Central Bank’s plan to buy bonds from struggling eurozone countries as a way to control borrowing costs. In all, five central banks—the European Central Bank, the U.S. Federal Reserve, the Bank of Japan, the People’s Bank of China and the Reserve Bank of Australia—announced aggressive monetary stimulus efforts in a 30-day span. These moves contributed to a challenging environment for the cash management sector.

We positioned the Fund with a relatively long duration in order to maintain competitive yields. We focused on the securities of highly rated banks and government issuers. The government securities, along with holdings of municipal variable rate demand notes, helped improve the Fund’s liquidity. During the year, the national credit agencies downgraded a number of banks, which led us to be more selective about credit exposure in this sector.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned.

The Fund’s holdings and weightings are as of December 31, 2012.

[1]	London Inter-Bank Offer Rate (“LIBOR”) is the interest rate that the largest international banks charge each other for loans.

1

AZL® Money Market Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek current income consistent with stability of principal. The Fund seeks to achieve its objective by investing in a broad range of short-term, high-quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations.

Investment Concerns

An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Past performance is not predictive of future performance as yields on money market funds fluctuate daily.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

	1 Year	3 Year	5 Year	10 Years
AZL® Money Market Fund	0.00%	0.00%	0.53%	1.53%

Three-Month U.S. Treasury Bill Index	0.09%	0.09%	0.36%	1.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Money Market Fund	0.66%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.87% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Yield as of December 31, 2012

	7 Day Average	7 Day Effective	30 Day Average
AZL® Money Market Fund	0.00%	0.00%	0.00%

The Manager has voluntarily undertaken to waive, reimburse, or pay the Fund’s expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/ or the Distributor subject to certain limitations as further described in Note 3 to the Financial Statements. The ability of the Manager and/or Distributor to receive such payments could negatively affect the Fund’s future yield.

The 7-day yield quotation is as of December 31, 2012 and more closely reflects the current earnings of the Fund than the total return quotation.

The Fund’s performance is measured against the Three-Month U.S. Treasury Bill Index. The Treasury Bill Index is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Money Market Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Money Market Fund	$1,000.00	$1,000.00	$1.41	0.28%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Money Market Fund	$1,000.00	$1,023.73	$1.42	0.28%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Commercial Paper	37.3
Certificates of Deposit	21.8
U.S. Treasury Obligations	14.9
Municipal Bond	10.6
U.S. Government Agency Mortgages	10.5
Certificates of Deposit	4.9
Unaffiliated Investment Company	—	^

Total Investment Securities	100.0
Net other assets (liabilities)	—	^

Net Assets	100.0

^	Represents less than 0.05%.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Schedule of Portfolio Investments

December 31, 2012

Shares or Principal Amount		Fair Value

Certificates of Deposit (26.7%):
Commercial Banks (26.7%)
$10,000,000	BMO Harris Bank NA, 0.21%, 1/30/13	$10,000,000
4,000,000	Bank of Montreal Chicago, 0.39%, 11/12/13(a)	4,000,000
8,000,000	Bank of Montreal Chicago, 0.31%, 2/7/13	8,000,000
10,500,000	Bank of Nova Scotia, NY, 0.30%, 2/11/13(a)	10,500,000
17,000,000	Bank of Nova Scotia, NY, 0.26%, 2/15/13(a)	17,000,000
8,000,000	Bank of Nova Scotia, NY, 0.41%, 11/1/13(a)	8,000,000
12,000,000	Bank of Tokyo-Mitsubishi UFJ, NY, 0.48%, 1/24/13	12,000,000
19,000,000	Bank of Tokyo-Mitsubishi UFJ, NY, 0.26%, 4/8/13	18,999,489
8,000,000	Canadian Imperial Bank of Commerce, NY, 0.39%, 9/25/13(a)	8,000,000
8,000,000	Credit Suisse, NY, 0.32%, 2/4/13	8,000,000
5,000,000	National Australia Bank, NY, 0.40%, 4/18/13	5,000,000
10,000,000	National Bank Canada, NY, 0.30%, 1/11/13(a)	10,000,000
20,000,000	Norinchukin Bank, NY, 0.17%, 1/4/13	20,000,000
14,000,000	Rabobank Nederland NV, NY, 0.31%, 10/29/13(a)	14,000,000
9,000,000	Rabobank Nederland NV, NY, 0.42%, 6/18/13(a)	9,000,000
7,500,000	Royal Bank of Canada, NY, 0.45%, 5/16/13(a)	7,500,000
8,000,000	Skandinav Enskilda BanK, NY, 0.31%, 3/28/13	8,000,000
7,000,000	Sumitomo Mitsui Bank, NY, 0.39%, 2/13/13	7,000,000
8,000,000	Toronto Dominion Bank, NY, 0.32%, 10/21/13(a)	8,000,000
10,000,000	Toronto Dominion Bank, NY, 0.30%, 7/23/13	10,000,000
15,000,000	Toronto Dominion Bank, NY, 0.30%, 5/28/13(a)	15,000,000
15,000,000	Westpac Banking Corp., NY, 0.40%, 2/4/13(a)	15,000,000

Total Certificates of Deposit (Cost $232,999,489)		232,999,489

Commercial Paper (37.3%):
Commercial Banks (9.7%)
12,000,000	Australia & New Zealand Banking Group, Ltd., 0.32%, 1/30/13(b) (c)	11,996,907

Shares or Principal Amount		Fair Value

Commercial Paper, continued
Commercial Banks, continued
$13,000,000	Bank of Tokyo-Mitsubishi UFJ, NY, 0.47%, 3/6/13(c)	$12,989,137
12,000,000	Commonwealth Bank of Australia, NY, 0.31%, 1/11/13(a) (b)	12,000,000
6,000,000	Commonwealth Bank of Australia, NY, 0.36%, 11/14/13(a) (b)	5,999,472
8,000,000	Commonwealth Bank of Australia, NY, 0.31%, 2/11/13(b)	7,997,176
8,000,000	HSBC Bank plc, 0.66%, 4/25/13(b)	7,983,381
15,000,000	Sumitomo Mitsui Bank, NY, 0.33%, 2/11/13(b) (c)	14,994,448
11,000,000	Westpac Banking Corp., 0.38%, 1/3/13(b) (c)	10,999,768

		84,960,289

Diversified Financial Services (27.6%)
12,699,000	CPPIB Capital, Inc., 0.10%, 1/2/13(b) (c)	12,698,965
15,000,000	Cancara Asset Securitization LLC, 0.24%, 2/4/13(b) (c)	14,996,600
8,000,000	Fairway Finance Corp., 0.24%, 5/6/13(a) (b)	8,000,000
12,000,000	General Electric Capital Corp., 0.31%, 3/4/13(c)	11,993,593
7,000,000	Jupiter Securitization Co. LLC, 0.22%, 3/27/13(b)	6,996,364
8,000,000	Kells Funding LLC, 0.32%, 5/21/13(b)	7,990,044
8,000,000	Kells Funding LLC, 0.31%, 2/19/13(b)	7,996,624
9,000,000	Kells Funding LLC, 0.36%, 3/19/13(a) (b)	8,999,776
5,000,000	Manhattan Asset Funding Co., 0.22%, 1/8/13(b)	4,999,786
20,000,000	Manhattan Asset Funding Co., 0.23%, 1/22/13(b) (c)	19,997,318
10,000,000	National Australia Funding (Delaware), Inc., 0.28%, 1/28/13(b) (c)	9,997,938
15,000,000	Nieuw Amsterdam Receivables Corp., 0.45%, 1/2/13(b) (c)	14,999,812
5,000,000	Nieuw Amsterdam Receivables Corp., 0.25%, 2/4/13(b)	4,998,819
15,000,000	Nordea North America, Inc., 0.36%, 2/8/13(c)	14,994,300
9,000,000	Nordea North America, Inc., 0.30%, 5/16/13(c)	8,989,875

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares or Principal Amount		Fair Value

Commercial Paper, continued
Diversified Financial Services, continued
$8,000,000	Skandinaviska Enskilda Banken AB, 0.30%, 3/21/13(b)	$7,994,733
8,000,000	State Street Corp., 0.31%, 1/18/13	7,998,829
10,000,000	Svenska Handelsbanken, Inc., 0.29%, 4/4/13(b) (c)	9,992,508
15,000,000	Sydney Capital Corp., 0.30%, 1/8/13(b) (c)	14,999,125
10,000,000	Sydney Capital Corp., 0.28%, 2/14/13(b) (c)	9,996,578
15,000,000	Sydney Capital Corp., 0.25%, 3/19/13(b) (c)	14,991,979
10,000,000	Victory Receivables Corp., 0.21%, 1/18/13(b) (c)	9,999,008
6,184,000	Victory Receivables Corp., 0.22%, 2/1/13(b)	6,182,828

		240,805,402

Total Commercial Paper (Cost $325,765,691)		325,765,691

Municipal Bonds (10.6%):
California (5.2%):
16,500,000	California Health Facilities Financing Authority Revenue , Series B, 0.13%, 10/1/40, LOC: JPMorgan Chase Bank(a)	16,500,000
7,600,000	California Housing Finance Agency Revenue , Series E-1, 0.11%, 2/1/23, LOC: Freddie Mac, Fannie Mae, AMT(a)	7,600,000
3,000,000	California Housing Finance Agency Revenue , Series E, 0.10%, 2/1/32, AMT(a)	3,000,000
8,500,000	Los Angeles Community Redevelopment Agency Multi-Family Housing Revenue , Series A, 0.12%, 4/15/42, LIQ FAC: Fannie Mae, AMT(a)	8,500,000
9,700,000	San Francisco City & County Redevelopment Agency Multi-Family Housing Revenue , Series A, 0.11%, 6/15/35, LIQ FAC: Fannie Mae(a)	9,700,000

		45,300,000

New York (3.8%):
10,000,000	New York City Housing Development Corp. Multi-Family Rent Revenue , Series A, 0.12%, 5/15/34, LIQ FAC: Fannie Mae, AMT(a)	10,000,000

Shares or Principal Amount		Fair Value

Municipal Bonds, continued
New York, continued
$15,000,000	New York City Housing Development Corp. Multi-Family Rent Revenue , Series A, 0.15%, 3/15/36, LIQ FAC: Fannie Mae, AMT(a)	$15,000,000
8,000,000	New York State Dormitory Authority Revenue State Supported Debt , Series D, 0.12%, 7/1/31, LOC: Toronto Dominion Bank(a)	8,000,000

		33,000,000

Pennsylvania (1.6%):
13,800,000	Pennsylvania Housing Finance Agency Single Family Mortgage Revenue , Series 83C, 0.15%, 10/1/35, SPA: Bank of Tokyo-Mitsubishi UFJ, AMT(a)	13,800,000

Total Municipal Bonds (Cost $92,100,000)		92,100,000

U.S. Government Agency Mortgages (10.5%):
Federal Home Loan Banks (3.0%)
8,000,000	0.17%, 5/8/13	7,995,202
18,000,000	0.15%, 6/12/13(c)	17,988,075

		25,983,277

Federal Home Loan Mortgage Corporation (5.0%)
7,000,000	0.32%, 9/3/13(a)	6,999,052
36,300,000	0.15%, 9/13/13(a)	36,284,627

		43,283,679

Federal National Mortgage Association (2.5%)
10,000,000	0.17%, 5/8/13(c)	9,994,109
12,000,000	0.17%, 5/15/13(c)	11,992,407

		21,986,516

Total U.S. Government Agency Mortgages (Cost $91,253,472)		91,253,472

U.S.Treasury Obligations (14.9%):
U.S. Treasury Bills (9.3%)
2,000,000	0.15%, 4/18/13(c)	1,999,108
21,000,000	0.15%, 4/25/13(c)	20,989,922
27,000,000	0.22%, 5/9/13	26,985,760
18,000,000	0.14%, 5/30/13(c)	17,989,500
13,000,000	0.12%, 6/27/13(c)	12,992,170

		80,956,460

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares or Principal Amount		Fair Value

U.S.Treasury Obligations, continued
U.S. Treasury Notes (5.6%)
$25,000,000	0.63%, 2/28/13	25,017,257
12,000,000	0.63%, 4/30/13	12,016,367
12,000,000	0.38%, 6/30/13	12,007,991

		49,041,615

Total U.S.Treasury Obligations (Cost $129,998,075)		$129,998,075

Total Investment Securities (Cost $872,116,727)(d) — 100.0%		872,116,727
Net other assets (liabilities) — (0.0%)		(55,109)

Net Assets — 100.0%		$872,061,618

Percentages indicated are based on net assets as of December 31, 2012.

AMT — Subject to alternative minimum tax

GTD — Guaranteed

(a)	Variable Rate Security. The rate represents the rate in effect at December 31, 2012. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	The rate represents the effective yield at December 31, 2012.

(d)	Aggregate cost for federal income tax and financial reporting purposes is substantially the same.

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$872,116,727

Investment securities, at value	$872,116,727
Cash	825
Interest receivable	200,675
Receivable from Manager	29,151

Total Assets	872,347,378

Liabilities:
Administration fees payable	25,481
Distribution fees payable	184,243
Custodian fees payable	7,127
Administrative and compliance services fees payable	4,937
Other accrued liabilities	63,972

Total Liabilities	285,760

Net Assets	$872,061,618

Net Assets Consist of:
Capital	$872,044,846
Accumulated net realized gains/(losses) from investment transactions	16,772

Net Assets	$872,061,618

Shares of beneficial interest (unlimited number of shares authorized, no par value)	872,045,487
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$2,494,185

Total Investment Income	2,494,185

Expenses:
Manager fees	3,011,217
Administration fees	307,215
Distribution fees	2,150,878
Custodian fees	25,716
Administrative and compliance services fees	24,293
Trustee fees	54,984
Professional fees	62,863
Shareholder reports	47,032
Other expenses	34,794

Total expenses before reductions	5,718,992
Less expenses voluntarily waived/reimbursed by the Manager	(3,224,807)

Net expenses	2,494,185

Net Investment Income/(Loss)	—

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	16,881

Net Realized/Unrealized Gains/(Losses) on Investments	16,881

Change in Net Assets Resulting From Operations	$16,881

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Money Market Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net realized gains/(losses) on investment transactions	16,881	7,694

Change in net assets resulting from operations	16,881	7,694

Dividends to Shareholders:
From net realized gains on investments	(7,455)	(15,411)

Change in net assets resulting from dividends to shareholders	(7,455)	(15,411)

Capital Transactions:
Proceeds from shares issued	492,621,251	630,912,085
Proceeds from dividends reinvested	7,455	15,411
Value of shares redeemed	(486,202,178)	(626,364,363)

Change in net assets resulting from capital transactions	6,426,528	4,563,133

Change in net assets	6,435,954	4,555,416
Net Assets:
Beginning of period	865,625,664	861,070,248

End of period	$872,061,618	$865,625,664

Accumulated net investment income/(loss)	$—	$—

Share Transactions:
Shares issued	492,621,251	630,912,085
Dividends reinvested	7,455	15,411
Shares redeemed	(486,202,178)	(626,364,363)

Change in shares	6,426,528	4,563,133

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Investment Activities:
Net Investment Income/(Loss)	—		—		—	(a)	—	(a)	0.02
Net Realized and Unrealized Gains/(Losses) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	— (a)

Total from Investment Activities	—	(a)	—	(a)	—	(a)	—	(a)	0.02

Dividends to Shareholders From:
Net Investment Income	—		—		—	(a)	—	(a)	(0.02)
Net Realized Gains	—	(a)	—	(a)	—	(a)	—	(a)	— (a)

Total Dividends	—	(a)	—	(a)	—	(a)	—	(a)	(0.02)

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(b)	—%		—%		—%		0.22%		2.44%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$872,062		$865,626		$861,070		$901,771		$1,029,286
Net Investment Income/(Loss)	—%		—%		—%		0.22%		2.36%
Expenses Before Reductions(c)	0.66%		0.66%		0.70%		0.69%		0.69%
Expenses Net of Reductions	0.29	%(d)	0.28	%(d)	0.33	%(d)	0.59	%(d)	0.69%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum yield.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Money Market Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Investments of the Fund are valued, in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends from net investment income are declared daily and paid monthly from the Fund. The net realized gains, if any, are declared and paid at least annually by the Fund. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Notes to the Financial Statements, continued

December 31, 2012

which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity?s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Advisors, LLC (“BlackRock Advisors”), BlackRock Advisors provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Money Market Fund	0.35%	0.87%

The Manager has voluntarily agreed to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to the following limitations:

1.	The repayments will not cause the Fund’s net investment income ratio to fall below 0.00%.
2.	The repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place.
3.	Any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%.

The ability of the Manager and/or the Distributor to receive such payments could negatively affect the Fund’s future yield. Amounts waived under this agreement during the year ended December 31, 2012 are reflected on the Statement of Operations at “Expenses voluntarily waived/reimbursed by Manager.”

Any amounts waived or reimbursed by the Manager in a particular fiscal year under this agreement will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, the reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2013	Expires 12/31/2014	Expires 12/31/2015	Total
AZL Money Market Fund	$3,302,245	$3,319,064	$3,224,807	$9,846,116

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Notes to the Financial Statements, continued

December 31, 2012

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2012, there were no voluntary waivers in addition to the amounts disclosed above.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $13,090 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Notes to the Financial Statements, continued

December 31, 2012

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Certificates of Deposit	$—	$232,999,489	$—	$232,999,489
Commercial Paper	—	325,765,691	—	325,765,691
Municipal Bonds	—	92,100,000	—	92,100,000
U.S. Government Agency Mortgages	—	91,253,472	—	91,253,472
U.S. Treasury Obligations	—	129,998,075	—	129,998,075

Total Investment Securities	$—	$872,116,727	$—	$872,116,727

5.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Money Market Fund	$7,455	$—	$7,455

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Money Market Fund	$15,411	$—	$15,411

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Money Market Fund

Notes to the Financial Statements, continued

December 31, 2012

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Total Accumulated Earnings
AZL Money Market Fund	$16,772	$16,772

6.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Money Market Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2012, the Fund declared net short-term capital gain distributions of $7,455.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

The Fund will disclose on its website at www.Allianzlife.com, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity of the Fund. In addition, the Fund will file with the Commission on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The Fund’s Forms N-MFP will be available on the Commission’s website at http://www.sec.gov, on a delayed basis, and the Fund’s website will also contain a link to these filings.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser

18

may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and

19

executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

20

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

21

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

22

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

23

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Morgan Stanley Global Real Estate Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 8

Statement of Operations Page 8

Statements of Changes in Net Assets Page 9

Financial Highlights Page 10

Notes to the Financial Statements Page 11

Report of Independent Registered Public Accounting Firm Page 19

Other Federal Income Tax Information Page 20

Other Information Page 21

Approval of Investment Advisory and Subadvisory Agreements Page 22

Information about the Board of Trustees and Officers Page 26

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Morgan Stanley Global Real Estate Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Morgan Stanley Global Real Estate Fund and Morgan Stanley Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Morgan Stanley Global Real Estate Fund returned 29.86%1. That compared to a 28.65% return for its benchmark, the FTSE EPRA/ NAREIT Developed Real Estate Index2.

Each of the major regions in the global real estate securities market experienced strong gains during the period and outperformed the broader equity markets. Real estate share prices generally improved due to signs of strong investor demand for core real estate assets. However, real estate share prices were also volatile, with fluctuations driven by developments related to the European debt crisis, the global economic slowdown, and stimulative fiscal policy responses.

In this environment, the Fund’s relative performance benefited from the strong returns in its Asian and European regional portfolios. An overweight position in Asia, combined with stock selection in Japan and Hong Kong, helped the Fund outperform its benchmark. In Europe, the Fund benefited from its overweight position and stock selection in the United Kingdom, and its stock selection in the Netherlands, although these gains were partially offset by relative losses from stock selection in Germany. In the United States, the Fund benefited from an overweight position in the diversified sector, stock selection in the hotel sector, and an underweight position in the specialty office sector.*

During the period, cash held in the Fund’s portfolio detracted from performance. Stock selection in the U.S. health care sector and an overweight position in the U.S. apartment sector also hurt relative performance. Finally, the negative effect of the Fund’s underweight position in Singapore partially offset the gains achieved by the overall overweight position in Asia.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

[2]

The Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association (“EPRA”)/ NAREIT Developed Real Estate Index Series, which is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. Investors cannot invest directly in an index.

1

AZL® Morgan Stanley Global Real Estate Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide income and capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of the Fund’s assets, plus any borrowings for investment purposes, will be invested in equity securities of companies in the real estate industry, including REOCs, REITs, and foreign real estate companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

	1 Year	3 Year	5 Year	Since Inception (5/1/06)
AZL® Morgan Stanley Global Real Estate Fund	29.86%[1]	12.23%	1.43%	2.67%

FTSE EPRA/NAREIT Developed Real Estate Index (gross of withholding taxes)	28.65%	13.42%	1.07%	3.22%

FTSE EPRA/NAREIT Developed Real Estate Index (net of withholding taxes)	27.73%	12.65%	0.32%	2.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Morgan Stanley Global Real Estate Fund	1.35%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association (“EPRA”)/NAREIT Developed Real Estate Index series, which is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The Index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Morgan Stanley Global Real Estate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Morgan Stanley Global Real Estate Fund	$1,000.00	$1,125.80	$7.16	1.34%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Morgan Stanley Global Real Estate Fund	$1,000.00	$1,018.40	$6.80	1.34%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Country	Percent of net assets (%)
United States	44.8
Hong Kong	13.7
Japan	10.2
Australia	8.2
United Kingdom	5.8
France	3.5
Singapore	3.3
Canada	2.9
Bermuda	2.6

Country	Percent of net assets (%)
Switzerland	1.0
All other countries	3.0

Total Common Stocks	99.0

Securities Held as Collateral for Securities on Loan	4.0
Unaffiliated Investment Company	0.6

Total Investment Securities	103.6
Net other assets (liabilities)	(3.6)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Common Stocks (99.0%):
Asset Management & Custody Banks (0.2%):
23,744	Retail Opportunity Investments Corp.^	$305,348

Diversified Real Estate Activities (20.5%):
513,520	Beni Stabili SpA	303,384
31,200	BR Properties SA	388,572
621,000	CapitaLand, Ltd.	1,905,650
37,000	City Developments, Ltd.	394,773
271,000	Hang Lung Properties, Ltd.	1,086,611
202,669	Henderson Land Development Co., Ltd.	1,443,752
407,803	Kerry Properties, Ltd.	2,130,068
291,000	Mitsubishi Estate Co., Ltd.	6,957,941
212,000	Mitsui Fudosan Co., Ltd.	5,180,287
624	Mobimo Holding AG, Registered Shares	149,542
730,391	New World Development Co., Ltd.	1,146,308
122,000	Sumitomo Realty & Development Co., Ltd.	4,054,433
705,452	Sun Hung Kai Properties, Ltd.	10,647,854
24,000	Tokyo Tatemono Co., Ltd.	123,266
79,000	UOL Group, Ltd.	390,073
179,035	Wharf Holdings, Ltd. (The)	1,416,632

		37,719,146

Diversified REITs (9.5%):
177,433	British Land Co. plc	1,649,295
73,899	Cousins Properties, Inc.	617,057
1,207,747	Dexus Property Group	1,280,269
2,962	Fonciere des Regions SA	248,215
4,200	Gecina SA	468,710
441,720	GPT Group	1,706,456
5,838	ICADE	523,666
158,057	Land Securities Group plc	2,136,564
705,980	Mirvac Group	1,099,882
5,146	PS Business Parks, Inc.	334,387
25,897	Shaftesbury plc	241,079
328,164	Stockland Trust Group	1,209,575
101	United Urban Investment Corp.	115,742
65,871	Vornado Realty Trust	5,274,950
1,722	Wereldhave NV	110,984
20,702	Winthrop Realty Trust	228,757

		17,245,588

Health Care Facilities (0.2%):
32,252	Assisted Living Concepts, Inc., Class A	314,457

Health Care Services (0.1%):
25,410	Extendicare, Inc.	197,679

Homebuilding (0.2%):
179,800	PDG Realty SA Empreendimentos e Participacoes	297,316

Shares		Fair Value

Common Stocks, continued
Hotels, Resorts & Cruise Lines (1.8%):
57,672	Starwood Hotels & Resorts Worldwide, Inc.	$3,308,066

Industrial REITs (1.7%):
143,222	DCT Industrial Trust, Inc.^	929,511
635	GLP J-REIT*	485,304
4	Japan Logistics Fund, Inc.	34,729
231,725	Macquarie Goodman Group	1,053,948
115,169	SERGO plc	472,161

		2,975,653

Mortgage REITs (0.1%):
5,382	Starwood Property Trust, Inc.	123,571

Office REITs (7.6%):
9	Activia Properties, Inc.	56,336
4,050	Alexandria Real Estate Equities, Inc.	280,746
32,736	Alstria Office AG	400,741
1,001	Befimmo SCA Sicafi	64,577
33,607	Boston Properties, Inc.	3,555,957
7,265	Brookfield Canada Office Properties	213,844
310,000	CapitaCommercial Trust^	428,646
1,033	Cofinimmo SA	122,304
486,395	Commonwealth Property Office Fund	519,890
3,700	Corporate Office Properties Trust	92,426
15,040	Derwent Valley Holdings plc	517,008
14,198	Digital Realty Trust, Inc.^	963,902
47,870	Duke Realty Corp.	663,957
66,972	Great Portland Estates plc	534,973
25,228	Hudson Pacific Properties, Inc.	531,302
101	Japan Real Estate Investment Corp.	990,858
793	Lexington Realty Trust^	8,287
68,428	Mack-Cali Realty Corp.	1,786,655
101	Nippon Building Fund, Inc.^	1,041,529
10,112	SL Green Realty Corp.	775,085
1,717	Societe de la Tour Eiffel	101,109
2,157	Societe Immobiliere de Locationpour l’Industrie et le Commerce	236,882

		13,887,014

Real Estate Development (4.0%):
747,000	Agile Property Holdings, Ltd.	1,069,444
43,184	Atrium European Real Estate, Ltd.	253,671
2,485,087	BGP Holdings plc*(a)(b)	—
318,001	Centro Retail Australia	752,714
283,000	China Overseas Grand Oceans Group, Ltd.	344,822

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Real Estate Development, continued
151,000	China Resources Land, Ltd.^	$415,210
3,050	Conwert Immobilien Invest AG	39,445
1,833,318	Country Garden Holdings Co., Ltd.	981,120
16	Daiwa House REIT Investment Corp.*	101,408
3,032	GSW Immobilien AG	128,142
154,000	Guangzhou R&F Properties Co., Ltd., H Shares	260,096
30,400	Iguatemi Empresa de Shopping Centers SA	405,889
45,000	Keppel Land, Ltd.	150,458
188,841	Norwegian Property ASA	291,001
204,000	Shimao Property Holdings, Ltd.^	392,281
837,162	Sino Land Co., Ltd.	1,516,205
93,366	ST Modwen Properties plc	351,520

		7,453,426

Real Estate Operating Companies (12.9%):
19,478	Atrium Ljungberg AB, B Shares	259,235
17,500	BR Malls Participacoes SA	231,897
76,211	Brookfield Properties Corp.	1,296,349
82,227	Capital & Counties Properties plc	324,009
421,342	Capital & Regional plc*	193,250
27,660	Castellum AB	393,421
22,356	Citycon Oyj	75,979
6,234	Deutsche Euroshop AG	260,295
164,958	Forest City Enterprises, Inc., Class A*	2,664,072
115,019	General Growth Properties, Inc.	2,283,127
461,000	Global Logistic Properties, Ltd.	1,060,309
157,717	Grainger Trust plc	304,936
709,500	Hongkong Land Holdings, Ltd.	4,989,781
57,140	Hufvudstaden AB	725,044
377,346	Hysan Development Co., Ltd.	1,824,928
76,944	Investa Office Fund	239,798
329,899	LXB Retail Properties plc*	628,741
159	NTT Urban Development Corp.	153,591
35,764	Prime Office REIT AG	152,620
41,889	Prologis, Inc.	1,528,530
14,594	PSP Swiss Property AG^	1,385,405
328,988	Quintain Estates & Development plc*	279,664
239,267	Safestore Holdings, Ltd.	421,168
60,391	Sponda Oyj	288,081
392,450	Swire Properties, Ltd.	1,319,815
5,160	Swiss Prime Site AG^	431,868
108,551	Unite Group plc	487,925

		24,203,838

Shares		Fair Value

Common Stocks, continued
Residential REITs (9.5%):
30,451	Apartment Investment & Management Co., Class A	$824,004
22,905	AvalonBay Communities, Inc.	3,105,689
14,484	Boardwalk REIT	939,916
13,845	BRE Properties, Inc.	703,741
26,806	Camden Property Trust	1,828,437
4,021	Canadian Apartment Properties REIT	100,687
22,107	Equity Lifestyle Properties, Inc.	1,487,580
128,800	Equity Residential Property Trust	7,299,096
2,000	Essex Property Trust, Inc.	293,300
27,765	UDR, Inc.	660,252

		17,242,702

Retail REITs (21.6%):
21,304	Acadia Realty Trust^	534,304
927	Altarea SCA	143,223
10,774	Calloway REIT	313,664
427,000	CapitaMall Trust	748,416
231,000	CapitaMalls Asia, Ltd.	371,670
265,199	CFS Retail Property Trust	531,249
13,267	Corio NV^	603,490
14,700	Crombie REIT	218,194
7,004	Eurocommercial Properties NV	279,447
8,277	Federal Realty Investment Trust	860,974
7,700	First Capital Realty, Inc.	145,730
188,141	Hammerson plc	1,515,639
36	Japan Retail Fund Investment Corp.	66,045
15,359	Klepierre	618,988
97,216	Liberty International plc	546,898
288,000	Link REIT (The)	1,440,459
34,399	Macerich Co. (The)	2,005,462
217,000	Mapletree Commercial Trust	216,905
25,088	Mercialys SA	570,199
165,465	Metric Property Investments plc	272,311
5,041	Primaris Retail REIT	136,367
64,443	Regency Centers Corp.	3,036,554
71,207	RioCan REIT^	1,973,516
69,279	Simon Property Group, Inc.	10,952,316
285,000	Suntec REIT	392,916
15,634	Unibail	3,826,871
2,419	Vastned Retail NV	105,029
479,999	Westfield Group	5,295,194
641,857	Westfield Retail Trust	2,019,617

		39,741,647

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Specialized REITs (9.1%):
36,233	Ashford Hospitality Trust	$380,809
39,329	Big Yellow Group plc	225,947
95,096	HCP, Inc.	4,296,437
61,841	Healthcare Realty Trust, Inc.	1,484,802
282,856	Host Hotels & Resorts, Inc.	4,432,354
20,767	Public Storage, Inc.	3,010,384
200,000	Religare Health Trust*	145,562
79,394	Senior Housing Properties Trust	1,876,874
5,820	Sovran Self Storage, Inc.	361,422
12,530	Ventas, Inc.	810,942

		17,025,533

Total Common Stocks (Cost $127,180,412)		182,040,984

Shares or Principal Amount		Fair Value

Securities Held as Collateral for Securities on Loan (4.0%):
$7,379,849	Allianz Variable Insurance Products Securities Lending Collateral Trust (c)	$7,379,849

Total Securities Held as Collateral for Securities on Loan (Cost $7,379,849)		7,379,849

Unaffiliated Investment Company (0.6%):
1,060,954	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00% (d)	1,060,954

Total Unaffiliated Investment Company (Cost $1,060,954)		1,060,954

Total Investment Securities (Cost $135,621,215)(e) — 103.6%		190,481,787
Net other assets (liabilities) — (3.6%)		(6,641,026)

Net Assets — 100.0%		$183,840,761

Percentages indicated are based on net assets as of December 31, 2012.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $6,974,959.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2012. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2012, these securities represent 0.00% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(d)	The rate represents the effective yield at December 31, 2012.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments, continued

December 31, 2012

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2012:

Country	Percentage
Australia	8.2%
Austria	— ^
Belgium	0.1
Belize	0.4
Bermuda	2.6
Brazil	0.3
Canada	2.9
China	0.7
Finland	0.2
France	3.5
Germany	0.5
Hong Kong	13.7
Italy	0.2
Japan	10.2
Jersey	0.1
Netherlands	0.6
Norway	0.2
Singapore	3.3
Sweden	0.7
Switzerland	1.0
United Kingdom	5.8
United States	44.8

100.0%

^	Represents less than 0.05%.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$135,621,215

Investment securities, at value*	$190,481,787
Cash	10,653
Interest and dividends receivable	507,737
Foreign currency, at value (cost $327,615)	342,399
Receivable for capital shares issued	12,288
Receivable for expenses paid indirectly	503
Receivable for investments sold	406,306
Reclaims receivable	15,696

Total Assets	191,777,369

Liabilities:
Payable for investments purchased	195,899
Payable for capital shares redeemed	113,071
Payable for collateral received on loaned securities	7,379,849
Manager fees payable	142,302
Administration fees payable	9,163
Distribution fees payable	38,130
Custodian fees payable	41,100
Administrative and compliance services fees payable	923
Other accrued liabilities	16,171

Total Liabilities	7,936,608

Net Assets	$183,840,761

Net Assets Consist of:
Capital	$176,852,302
Accumulated net investment income/(loss)	2,892,415
Accumulated net realized gains/(losses) from investment transactions	(50,779,187)
Net unrealized appreciation/(depreciation) on investments	54,875,231

Net Assets	$183,840,761

Shares of beneficial interest (unlimited number of shares authorized, no par value)	18,397,517
Net Asset Value (offering and redemption price per share)	$9.99

*	Includes securities on loan of $6,974,959.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$5,906,810
Income from securities lending	83,826
Foreign withholding tax	(236,625)

Total Investment Income	5,754,011

Expenses:
Manager fees	1,708,136
Administration fees	95,926
Distribution fees	474,481
Custodian fees	155,897
Administrative and compliance services fees	5,420
Trustee fees	12,341
Professional fees	13,641
Shareholder reports	14,628
Recoupment of prior expenses reimbursed by the Manager	62,970
Other expenses	8,355

Total expenses before reductions	2,551,795
Less expenses paid indirectly	(10,462)

Net expenses	2,541,333

Net Investment Income/(Loss)	3,212,678

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	7,814,615
Change in unrealized appreciation/depreciation on investments	38,587,710

Net Realized/Unrealized Gains/(Losses) on Investments	46,402,325

Change in Net Assets Resulting From Operations	$49,615,003

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Morgan Stanley Global Real Estate Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,212,678	$2,652,751
Net realized gains/(losses) on investment transactions	7,814,615	3,224,637
Change in unrealized appreciation/depreciation on investments	38,587,710	(24,801,417)

Change in net assets resulting from operations	49,615,003	(18,924,029)

Dividends to Shareholders:
From net investment income	(3,370,326)	(5,751,525)

Change in net assets resulting from dividends to shareholders	(3,370,326)	(5,751,525)

Capital Transactions:
Proceeds from shares issued	20,423,322	27,576,051
Proceeds from dividends reinvested	3,370,326	5,751,525
Value of shares redeemed	(54,662,761)	(25,672,157)

Change in net assets resulting from capital transactions	(30,869,113)	7,655,419

Change in net assets	15,375,564	(17,020,135)
Net Assets:
Beginning of period	168,465,197	185,485,332

End of period	$183,840,761	$168,465,197

Accumulated net investment income/(loss)	$2,892,415	$1,856,988

Share Transactions:
Shares issued	2,306,013	3,132,742
Dividends reinvested	360,849	728,964
Shares redeemed	(5,815,526)	(2,944,539)

Change in shares	(3,148,664)	917,167

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$7.82	$8.99	$7.57	$5.46	$10.93

Investment Activities:
Net Investment Income/(Loss)	0.16	0.13	0.23	0.11	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	2.16	(1.02)	1.34	2.08	(4.91)

Total from Investment Activities	2.32	(0.89)	1.57	2.19	(4.78)

Dividends to Shareholders From:
Net Investment Income	(0.15)	(0.28)	(0.15)	(0.08)	(0.16)
Net Realized Gains	—	—	—	—	(0.53)

Total Dividends	(0.15)	(0.28)	(0.15)	(0.08)	(0.69)

Net Asset Value, End of Period	$9.99	$7.82	$8.99	$7.57	$5.46

Total Return(a)	29.86%	(9.94)%	20.86%	40.19%	(45.83)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$183,841	$168,465	$185,485	$144,909	$88,600
Net Investment Income/(Loss)	1.69%	1.44%	2.91%	2.08%	1.70%
Expenses Before Reductions(b)	1.34%	1.35%	1.35%	1.40%	1.43%
Expenses Net of Reductions	1.34%	1.35%	1.34%	1.34%	1.36%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.34%	1.35%	1.35%	1.35%	1.36%
Portfolio Turnover Rate	34%	23%	27%	48%	46%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Morgan Stanley Global Real Estate Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements, continued

December 31, 2012

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $11 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $8,232 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements, continued

December 31, 2012

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Morgan Stanley Investment Management, Inc. (“MSIM”), MSIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements, continued

December 31, 2012

(e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Morgan Stanley Global Real Estate Fund	0.90%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2012, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $2,872 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements, continued

December 31, 2012

meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

During the year ended December 31, 2012, the Fund paid approximately $68 to affiliated broker/dealers of the Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements, continued

December 31, 2012

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3		Total
Investment Securities:
Common Stocks:
Diversified Real Estate Activities	$—	$37,719,146	$—		$37,719,146
Diversified REITs	6,455,151	10,790,437	—		17,245,588
Industrial REITs	929,511	2,046,142	—		2,975,653
Office REITs	8,872,161	5,014,853	—		13,887,014
Real Estate Development	—	7,453,426	—	*	7,453,426
Real Estate Operating Companies	12,993,756	11,210,082	—		24,203,838
Retail REITs	20,177,083	19,564,564	—		39,741,647
Specialized REITs	16,654,024	371,509	—		17,025,533
All Other Common Stocks+	21,789,139	—	—		21,789,138
Securities Held as Collateral for Securities on Loan	—	7,379,849	—		7,379,849
Unaffiliated Investment Company	1,060,954	—	—		1,060,954

Total Investment Securities	$88,931,779	$101,550,008	$—		$190,481,787

*	Represents the interest in securities that were determined to have a value of zero at December 31, 2012.

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Morgan Stanley Global Real Estate Fund	$62,223,207	$90,616,015

6.	Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2012, the Fund held restricted securities representing 0.00% of net assets, all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2012 are presented in the Fund’s Schedule of Portfolio investment.

Security	Acquisition Date	Acquisition Cost	Shares	Fair Value	Percentage of Net Assets
BGP Holdings plc	8/21/09	$—	2,485,087	$—	0.00%

7.	Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements, continued

December 31, 2012

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

8.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $152,130,417. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$39,577,147
Unrealized depreciation	(1,225,777)

Net unrealized appreciation	$38,351,370

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

	Expires 12/31/2016	Expires 12/31/2017
AZL Morgan Stanley Global Real Estate Fund	$12,865,770	$26,029,940

During the year ended December 31, 2012, the Fund utilized $3,351,207 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Global Real Estate Fund	$3,370,326	$—	$3,370,326

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Global Real Estate Fund	$5,751,525	$—	$5,751,525

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements, continued

December 31, 2012

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Morgan Stanley Global Real Estate Fund	$7,518,720	$(38,895,710)	$38,365,449	$6,988,459

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

9.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Morgan Stanley Global Real Estate Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 0.36% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

The Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2012 are as follows:

Foreign Source Income per Share	Foreign Tax Expense Per Share
$0.22	$0.01

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

22

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

23

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

24

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

26

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

27

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Morgan Stanley Mid Cap Growth Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 7

Statement of Operations Page 7

Statements of Changes in Net Assets Page 8

Financial Highlights Page 9

Notes to the Financial Statements Page 10

Report of Independent Registered Public Accounting Firm Page 19

Other Federal Income Tax Information Page 20

Other Information Page 21

Approval of Investment Advisory and Subadvisory Agreements Page 22

Information about the Board of Trustees and Officers Page 26

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Morgan Stanley Mid Cap Growth Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Morgan Stanley Mid Cap Growth Fund and Morgan Stanley Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Morgan Stanley Mid Cap Growth Fund returned 8.36%. That compared to a 15.81% total return for its benchmark, the Russell Midcap® Growth Index1.

The market was volatile during the 12-month period. Factors such as a spring slowdown in the U.S. economy, concerns about the European debt crisis, and the lack of resolution on the “fiscal cliff” (the automatic tax increases and spending cuts scheduled to happen on January 1, 2013) weighed on the market at different times during the period.

However, measures by the European Central Bank to address the eurozone debt crisis and additional stimulus from the U.S. Federal Reserve—including a third round of quantitative easing measures—helped ease investors’ fears. Corporate earnings growth remained strong, further contributing to market gains during the year.

Despite strong performance for mid-cap stocks during the period, the Fund’s overweight position and stock selection in the technology sector detracted from its performance relative to the benchmark. The Fund’s stock selection and an underweight position in the materials and processing sector also hampered relative performance, as materials and processing was the benchmark’s best-performing sector. Another area of relative weakness was stock selection in the consumer discretionary sector.*

By contrast, the Fund’s stock selection in the producer durables sector was a positive contributor to relative performance. Stock selections in the utilities sector also helped the Fund’s performance, nevertheless those gains were offset by the negative effect of an overweight position in the utilities sector.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Morgan Stanley Mid Cap Growth Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of mid-capitalization growth companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Growth based investments can perform differently from the market as a whole and can be more volatile that other types of securities.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

	1 Year	3 Year	5 Year	10 Year
AZL® Morgan Stanley Mid Cap Growth Fund	8.36%	10.29%	1.72%	10.27%

Russell Midcap® Growth Index	15.81%	12.91%	3.23%	10.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Morgan Stanley Mid Cap Growth Fund	1.14%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.30% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell Midcap® Growth Index, an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Morgan Stanley Mid-Cap Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Morgan Stanley Mid-Cap Growth Fund	$1,000.00	$1,020.00	$5.69	1.12%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Morgan Stanley Mid-Cap Growth Fund	$1,000.00	$1,019.51	$5.69	1.12%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Information Technology	30.2
Industrials	17.6
Consumer Discretionary	13.6
Health Care	10.8
Financials	8.2
Consumer Staples	5.4
Materials	4.8
Utilities	3.6
Energy	3.2

Total Common Stock and Private Placements	97.4
Securities Held as Collateral for Securities on Loan	13.1
Unaffiliated Investment Company	2.7

Total Investment Securities	113.2
Net other assets (liabilities)	(13.2)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Common Stocks (96.0%):
Auto Components (0.6%):
70,621	Tesla Motors, Inc.*^	$2,391,933

Beverages (3.9%):
814,039	DE Master Blenders 1753 NV*	9,467,855
135,683	Monster Beverage Corp.*	7,174,917

		16,642,772

Biotechnology (0.6%):
224,468	Ironwood Pharmaceuticals, Inc.*^	2,489,350

Capital Markets (0.9%):
70,383	Greenhill & Co., Inc.^	3,659,212

Chemicals (2.7%):
204,429	Intrepid Potash, Inc.	4,352,293
134,874	Rockwood Holdings, Inc.	6,670,868

		11,023,161

Commercial Services & Supplies (6.4%):
281,968	Covanta Holding Corp.	5,193,851
496,358	Edenred	15,433,554
64,360	Stericycle, Inc.*	6,002,857

		26,630,262

Communications Equipment (3.9%):
292,091	Motorola Solutions, Inc.	16,263,627

Construction Materials (2.1%):
90,963	Martin Marietta Materials, Inc.^	8,575,992

Diversified Consumer Services (3.7%):
320,122	New Oriental Education & Technology Group, Inc., ADR	6,219,970
172,918	Weight Watchers International, Inc.^	9,053,986

		15,273,956

Diversified Financial Services (3.9%):
48,234	IntercontinentalExchange, Inc.*	5,971,852
332,375	MSCI, Inc., Class A*	10,300,301

		16,272,153

Electric Utilities (3.6%):
417,189	Brookfield Infrastructure Partners LP^	14,705,912

Electrical Equipment (1.7%):
210,760	Sensata Technologies Holding NV*	6,845,485

Electronic Equipment, Instruments & Components (1.1%):
77,903	Trimble Navigation, Ltd.*	4,657,041

Food Products (1.5%):
95,800	Mead Johnson Nutrition Co.	6,312,262

Health Care Equipment & Supplies (3.7%):
63,967	IDEXX Laboratories, Inc.*	5,936,138

Shares		Fair Value

Common Stocks, continued
Health Care Equipment & Supplies, (continued)
19,085	Intuitive Surgical, Inc.*	$9,358,711

		15,294,849

Health Care Technology (1.8%):
99,498	Athenahealth, Inc.*^	7,308,128

Hotels, Restaurants & Leisure (1.5%):
180,829	Dunkin’ Brands Group, Inc.	5,999,906

Insurance (3.4%):
135,954	Arch Capital Group, Ltd.*	5,984,695
398,838	Progressive Corp. (The)	8,415,482

		14,400,177

Internet & Catalog Retail (1.2%):
985,239	Groupon, Inc.*^	4,807,966

Internet Software & Services (9.8%):
161,407	Akamai Technologies, Inc.*	6,603,160
98,773	LinkedIn Corp., Class A*	11,341,116
56,190	MercadoLibre, Inc.^	4,414,848
80,579	Qihoo 360 Technology Co., Ltd., ADR*^	2,392,391
39,101	SINA Corp.*	1,963,652
397,277	Yandex NV, Class A*	8,569,265
271,931	Youku.com, Inc., ADR*^	4,960,022

		40,244,454

IT Services (2.3%):
206,475	Gartner, Inc.*	9,501,980

Life Sciences Tools & Services (4.7%):
253,863	Illumina, Inc.*^	14,112,244
77,221	Techne Corp.	5,277,283

		19,389,527

Media (3.5%):
9,512	Aimia, Inc.	142,240
151,600	McGraw-Hill Cos., Inc. (The)	8,287,972
99,422	Morningstar, Inc.	6,246,684

		14,676,896

Multiline Retail (1.5%):
158,111	Dollar Tree, Inc.*	6,412,982

Oil, Gas & Consumable Fuels (3.2%):
154,074	Range Resources Corp.	9,680,469
195,324	Ultra Petroleum Corp.*^	3,541,224

		13,221,693

Professional Services (9.4%):
88,994	IHS, Inc., Class A*	8,543,424
221,336	Intertek Group plc	11,168,171
708,947	Qualicorp SA*	7,380,283
229,314	Verisk Analytics, Inc., Class A*	11,695,015

		38,786,893

Semiconductors & Semiconductor Equipment (1.4%):
181,120	First Solar, Inc.*^	5,592,986

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Software (10.4%):
79,243	Citrix Systems, Inc.*	$5,210,227
27,250	FactSet Research Systems, Inc.	2,399,635
106,288	Red Hat, Inc.*	5,629,012
68,560	Salesforce.com, Inc.*	11,524,936
256,708	Solera Holdings, Inc.	13,726,178
48,998	Workday, Inc., Class A*^	2,670,391
914,835	Zynga, Inc.*	2,168,159

		43,328,538

Textiles, Apparel & Luxury Goods (1.6%):
118,704	Coach, Inc.	6,589,259

Total Common Stocks (Cost $348,681,675)		397,299,352

Private Placements (1.4%):
Internet & Catalog Retail (0.0%):
33,446	Peixe Urbano, Inc.*(a) (b)	159,203

Internet Software & Services (0.7%):
245,606	Dropbox, Inc.*(a) (b)	2,222,513
229,712	Palantir Technologies, Inc.*(a) (b)	702,919

		2,925,432

Software (0.6%):
45,781	Workday, Inc.*(a) (b)	2,328,727

Shares or Principal Amount		Fair Value

Private Placements, continued
Transportation Infrastructure (0.1%):
818,433	Better Place LLC(a) (b)	$245,530

Total Private Placements (Cost $6,679,641)		5,658,892

Securities Held as Collateral for Securities on Loan (13.1%):
$54,373,088	Allianz Variable Insurance Products Securities Lending Collateral Trust(c)	54,373,088

Total Securities Held as Collateral for Securities on Loan (Cost $54,373,088)		54,373,088

Unaffiliated Investment Company (2.7%):
11,084,615	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(d)	11,084,615

Total Unaffiliated Investment Company (Cost $11,084,615)		11,084,615

Total Investment Securities (Cost $420,819,019)(e) — 113.2%		468,415,947
Net other assets (liabilities) — (13.2%)		(54,639,337)

Net Assets — 100.0%		$413,776,610

Percentages indicated are based on net assets as of December 31, 2012.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $53,855,927.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2012, these securities represent 1.37% of the net assets of the fund.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2012. The total of all such securities represent 1.4% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(d)	The rate represents the effective yield at December 31, 2012.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Schedule of Portfolio Investments, continued

December 31, 2012

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2012:

Country	Percentage
Argentina	0.9%
Bermuda	4.4%
Brazil	1.6%
Canada	0.8%
Cayman Islands	3.3%
France	3.3%
Netherlands	5.3%
United Kingdom	2.4%
United States	78.0%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$420,819,019

Investment securities, at value*	$468,415,947
Interest and dividends receivable	214,471
Receivable for capital shares issued	33,637
Receivable for expenses paid indirectly	1,137
Receivable for investments sold	873,277
Reclaims receivable	73,573

Total Assets	469,612,042

Liabilities:
Payable for investments purchased	1,020,507
Payable for capital shares redeemed	9,445
Payable for collateral received on loaned securities	54,373,088
Manager fees payable	278,064
Administration fees payable	12,839
Distribution fees payable	86,624
Custodian fees payable	9,336
Administrative and compliance services fees payable	2,732
Other accrued liabilities	42,797

Total Liabilities	55,835,432

Net Assets	$413,776,610

Net Assets Consist of:
Capital	$351,523,075
Accumulated net investment income/(loss)	2,332,053
Accumulated net realized gains/(losses) from investment transactions	12,325,586
Net unrealized appreciation/(depreciation) on investments	47,595,896

Net Assets	$413,776,610

Shares of beneficial interest (unlimited number of shares authorized, no par value)	30,141,716
Net Asset Value (offering and redemption price per share)	$13.73

*	Includes securities on loan of $53,855,927.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$5,829,246
Income from securities lending	1,344,265
Foreign withholding tax	(98,408)

Total Investment Income	7,075,103

Expenses:
Manager fees	3,272,013
Administration fees	154,086
Distribution fees	1,019,197
Custodian fees	40,720
Administrative and compliance services fees	12,001
Trustee fees	26,607
Professional fees	30,257
Shareholder reports	38,548
Other expenses	13,462

Total expenses before reductions	4,606,891
Less expenses paid indirectly	(48,043)

Net expenses	4,558,848

Net Investment Income/(Loss)	2,516,255

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	13,716,857
Change in unrealized appreciation/depreciation on investments	15,107,352

Net Realized/Unrealized Gains/(Losses) on Investments	28,824,209

Change in Net Assets Resulting From Operations	$31,340,464

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Morgan Stanley Mid Cap Growth Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,516,255	$(897,953)
Net realized gains/(losses) on investment transactions	13,716,857	60,401,901
Change in unrealized appreciation/depreciation on investments	15,107,352	(84,446,893)

Change in net assets resulting from operations	31,340,464	(24,942,945)

Dividends to Shareholders:
From net investment income	—	(1,563,115)
From net realized gains on investments	(20,211,960)	—

Change in net assets resulting from dividends to shareholders	(20,211,960)	(1,563,115)

Capital Transactions:
Proceeds from shares issued	42,372,592	35,865,608
Proceeds from dividends reinvested	20,211,960	1,563,115
Value of shares redeemed	(35,599,641)	(91,682,530)

Change in net assets resulting from capital transactions	26,984,911	(54,253,807)

Change in net assets	38,113,415	(80,759,867)
Net Assets:
Beginning of period	375,663,195	456,423,062

End of period	$413,776,610	$375,663,195

Accumulated net investment income/(loss)	$2,332,053	$(1,092)

Share Transactions:
Shares issued	3,010,472	2,427,253
Dividends reinvested	1,490,558	108,474
Shares redeemed	(2,560,158)	(6,221,602)

Change in shares	1,940,872	(3,685,875)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.32	$14.31	$10.80	$6.85	$15.59

Investment Activities:
Net Investment Income/(Loss)	0.08	(0.04)	0.01	(0.02)	— (a)
Net Realized and Unrealized Gains/(Losses) on Investments	1.02	(0.90)	3.50	3.97	(7.01)

Total from Investment Activities	1.10	(0.94)	3.51	3.95	(7.01)

Dividends to Shareholders From:
Net Investment Income	—	(0.05)	—	—	(0.03)
Net Realized Gains	(0.69)	—	—	—	(1.69)
Return of Capital	—	—	—	—	(0.01)

Total Dividends	(0.69)	(0.05)	—	—	(1.73)

Net Asset Value, End of Period	$13.73	$13.32	$14.31	$10.80	$6.85

Total Return(b)	8.36%	(6.57)%	32.50%	57.66%	(48.52)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$413,777	$375,663	$456,423	$354,846	$229,647
Net Investment Income/(Loss)	0.62%	(0.20)%	0.07%	(0.18)%	(0.07)%
Expenses Before Reductions(c)	1.13%	1.14%	1.15%	1.17%	1.15%
Expenses Net of Reductions	1.12%	1.12%	1.09%	1.11%	1.10%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.13%	1.13%	1.10%	1.13%	1.11%
Portfolio Turnover Rate	32%	32%	42%	40%	41%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Morgan Stanley Mid Cap Growth Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $69 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $132,418 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2012

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, between the Manager and Morgan Stanley Investment Management, Inc. (“MSIM”),

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2012

MSIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Morgan Stanley Mid Cap Growth Fund	0.85%	1.30%

*	The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.85%, the next $150 million at 0.80%, the next $250 million at 0.775% and above $500 million at 0.75%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2012, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2012

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $6,111 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

During the year ended December 31, 2012, the Fund paid approximately $1,543 to affiliated broker/dealers of the Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2012

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Beverages	$7,174,917	$9,467,855	$—	$16,642,772
Commercial Services & Supplies	11,196,708	15,433,554	—	26,630,262
Professional Services	20,238,439	18,548,454	—	38,786,893
All Other Common Stocks+	315,239,425	—	—	315,239,425
Private Placements+	—	—	5,658,892	5,658,892
Securities Held as Collateral for Securities on Loan	—	54,373,088	—	54,373,088
Unaffiliated Investment Company	11,084,615	—	—	11,084,615

Total Investment Securities	$364,934,104	$97,822,951	$5,658,892	$468,415,947

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2012

	Quantitative Information about Level 3 Fair Value Measurements
Type of Assets	Fair Value at 12/31/2012	Valuation Technique(s)	Unobservable Input(s)	Range		Weighted Average
Investment Securities:
Private Placement:
Internet & Catalog Retail:
Peixe Urbano, Inc.	$159,203	Market Approach	Enterprise Value / Revenue	2.4x	3.2x	2.8x
			Illiquidity discount	10%	10%	10%
		Discounted Cash Flow	Weighted Average Cost of Capital	28%	29%	28%
			Perpetual Growth Rate	5%	6%	5.5%
Internet Software & Services:
Dropbox, Inc.	$2,222,513	Market Approach	Enterprise Value / Revenue	7.5x	17.9x	15.8x
			Illiquidity discount	10%	10%	10%
		Discounted Cash Flow	Weighted Average Cost of Capital	17%	19%	18%
			Perpetual Growth Rate	2.5%	3.5%	3.0%
Palantir Technologies, Inc.	$702,919	Market Approach	Enterprise Value / Revenue	7.9x	9.5x	8.7x
			Illiquidity discount	15.0%	15.0%	15.0%
		Discounted Cash Flow	Weighted Average Cost of Capital	16.5%	17.5%	17.0%
			Perpetual Growth Rate	2.0%	3.0%	2.5%
Software:
Workday, Inc.	$2,328,727	Market Approach	Illiquidity discount amortized over the lockup period	6.67%	6.67%	6.67%
Transportation Infrastructure:
Better Place LLC	$245,530	Discounted Cash Flow	Weighted Average Cost of Capital	24.7%	26.0%	25.0%
			Perpetual Growth Rate	3.5%	4.5%	4.0%
		Market Approach	Enterprise Value / Revenue	2.8x	4.8x	3.7x
			Discount rate	25%	25%	25%
			Illiquidity discount	15%	15%	15%

Total Investment Securities	$5,658,892

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2011	Net realized gains/(losses)	Change in unrealized appreciation/ depreciation	Gross purchases	Transfers in/ (out) of Level 3	Balance as of December 31, 2012
Investment Securities:
Private Placement:
Internet & Catalog Retail	$1,101,072	$—	$(941,869)	$—	$—	$159,203
Internet Software & Services	—	—	—	2,925,432	—	2,925,432
Software	607,056	—	1,721,671	—	—	2,328,727
Transportation Infrastructure	3,715,686	—	(3,470,156)	—	—	245,530

Total Investment Securities	$5,423,814	$—	$(2,690,354)	$2,925,432	$—	$5,658,892

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2012

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Morgan Stanley Mid Cap Growth Fund	$138,176,696	$124,705,408

6.	Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2012, the Fund held restricted securities representing 1.37% of net assets, all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2012 are presented in the Fund’s Schedule of Portfolio Investments.

Security	Acquisition Date	Acquisition Cost	Shares	Fair Value	Percentage of Net Assets
Better Place LLC	1/25/10	$2,046,081	818,433	$245,530	0.06%
Dropbox, Inc.	5/25/12	2,222,513	245,606	2,222,513	0.54%
Peixe Urbano, Inc.	12/2/11	1,101,072	33,446	159,203	0.04%
Workday, Inc.	10/12/11	607,056	45,781	2,328,727	0.56%
Palantir Technologies, Inc.	7/19/12	702,919	229,712	702,919	0.17%

7.	Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

8.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $421,460,006. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$83,203,862
Unrealized depreciation	(36,247,921)

Net unrealized appreciation	$46,955,941

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Mid Cap Growth Fund	$—	$20,211,960	$20,211,960

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements, continued

December 31, 2012

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Mid Cap Growth Fund	$1,563,097	$18	$1,563,115

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Morgan Stanley Mid Cap Growth Fund	$2,331,971	$12,966,574	$46,954,990	$62,253,535

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

9.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Morgan Stanley Mid Cap Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers . An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2012, the Fund declared net long-term capital gain distributions of $20,211,960.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

22

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

23

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

24

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

26

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

27

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® NFJ International Value Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 7

Statement of Operations Page 7

Statements of Changes in Net Assets Page 8

Financial Highlights Page 9

Notes to the Financial Statements Page 10

Report of Independent Registered Public Accounting Firm Page 18

Other Federal Income Tax Information Page 19

Other Information Page 20

Approval of Investment Advisory and Subadvisory Agreements Page 21

Information about the Board of Trustees and Officers Page 25

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® NFJ International Value Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® NFJ International Value Fund and NFJ Investment Group LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012 the AZL® NFJ International Value Fund returned 20.55%1. That compared to a 17.90% total return for its benchmark the MSCI EAFE Index2.

Investors through much of the period remained concerned about global economic issues, including the ongoing European debt crisis and the strength of the U.S. economic recovery. Despite these concerns, international stocks performed well. Central banks around the world used stimulus measures to boost liquidity in global markets, and that surge in liquidity contributed to rising valuations in the stock market. International stocks in both developed and developing markets performed well, which contributed to the Fund’s strong absolute performance during the period.*

The Fund’s performance relative to its benchmark was helped by strong stock selection in the consumer discretionary and utilities sectors. Stock selection in certain regions, including Japan and North America, also boosted relative performance. The Fund benefited from strong performance among individual holdings such as a Brazilian water and sewage utility, a Japanese automaker, a Canadian oil and gas company, and a Swiss insurance company.*

However, the Fund was hurt by stock selection in the Europe ex-U.K. region. Selection in the consumer staples and financials sectors also decreased results. Regional allocations—including an underweight position in Asia/ Pacific-ex Japan markets and an overweight in the U.K.—dragged on performance relative to the benchmark. Among individual holdings that weighed on returns were a Brazilian electric utility, a French telecommunications firm and a Japanese gaming company.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

[2]

The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.

1

AZL® NFJ International Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 65% of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. companies with market capitalizations greater than $1 billion.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

	1 Year	3 Year	Since Inception (5/1/09)
AZL® NFJ International Value Fund	20.55%[1]	5.60%	13.93%

MSCI EAFE Index (gross of withholding taxes)	17.90%	4.04%	12.34%

MSCI EAFE Index (net of withholding taxes)	17.32%	3.56%	11.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® NFJ International Value Fund	1.24%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.45% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

1

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index noted as “gross of withholding taxes” do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “net of withholding taxes” reflect the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL NFJ International Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL NFJ International Value Fund	$1,000.00	$1,137.20	$6.72	1.25%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL NFJ International Value Fund	$1,000.00	$1,018.85	$6.34	1.25%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Country	Percent of net assets (%)
United Kingdom	17.7
Japan	15.0
United States	8.9
Brazil	8.4
Canada	7.5
Republic of Korea (South)	4.4
France	4.3
Germany	4.1
Bermuda	3.5

Country	Percent of net assets (%)
Australia	3.0
All other countries	20.9

Total Common Stocks	97.7

Securities Held as Collateral for Securities on Loan	6.4
Unaffiliated Investment Company	2.2

Total Investment Securities	106.3
Net other assets (liabilities)	(6.3)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Common Stocks (97.7%):
Aerospace & Defense (1.9%):
115,850	BAE Systems plc, ADR	$2,581,138

Auto Components (1.0%):
27,900	Magna International, Inc.	1,395,558

Automobiles (4.0%):
154,400	Fuji Heavy Industries, Ltd., ADR	3,892,423
53,100	Tata Motors, Ltd., ADR^	1,525,032

		5,417,455

Beverages (4.3%):
29,400	Carlsberg A/S, Class B	2,890,858
25,400	Diageo plc, ADR	2,961,132

		5,851,990

Chemicals (3.9%):
13,700	Agrium, Inc.	1,368,767
101,500	Israel Chemicals, Ltd.	1,223,876
107,900	Nitto Denko Corp., ADR	2,679,157

		5,271,800

Commercial Banks (14.8%):
97,900	Australia & New Zealand Banking Group, Ltd., ADR	2,580,644
141,700	Banco Bradesco SA, ADR	2,461,329
382,000	Barclays plc	1,649,363
88,200	Hang Seng Bank, Ltd.	1,362,588
282,600	HSBC Holdings plc	2,988,540
1,473,400	Mizuho Financial Group, Inc.	2,696,263
29,500	Toronto-Dominion Bank (The)	2,487,735
76,900	United Overseas Bank, Ltd., ADR	2,526,165
41,175	Woori Finance Holdings Co., Ltd., ADR^	1,373,186

		20,125,813

Diversified Financial Services (2.1%):
46,300	Deutsche Boerse AG	2,825,645

Diversified Telecommunication Services (2.7%):
181,600	France Telecom SA, ADR	2,006,680
74,000	Telstra Corp., Ltd., ADR	1,683,500

		3,690,180

Electric Utilities (1.7%):
148,700	CIA Paranaense de Energia, ADR^	2,282,545

Electronic Equipment, Instruments & Components (1.9%):
444,800	Hitachi, Ltd.	2,618,158

Energy Equipment & Services (1.0%):
35,700	Seadrill, Ltd.	1,316,204

Food & Staples Retailing (1.7%):
197,000	Aeon Co., Ltd.	2,252,211

Food Products (1.0%):
2,432,500	Golden Agri-Resources, Ltd.	1,309,879

Shares		Fair Value

Common Stocks, continued
Industrial Conglomerates (3.5%):
60,260	Koc Holding AS, ADR	$1,576,402
28,400	Siemens AG, Registered Shares	3,086,435

		4,662,837

Insurance (8.0%):
68,500	Axis Capital Holdings, Ltd.	2,372,840
210,500	Manulife Financial Corp.	2,860,695
17,100	RenaissanceRe Holdings, Ltd.	1,389,546
151,700	Zurich Insurance Group AG, ADR	4,065,560

		10,688,641

IT Services (1.0%):
31,200	Cap Gemini SA	1,359,538

Leisure Equipment & Products (0.7%):
59,300	Sega Sammy Holdings, Inc.	1,001,733

Machinery (1.0%):
55,300	Komatsu, Ltd.	1,415,343

Media (2.1%):
189,100	Reed Elsevier NV	2,801,385

Metals & Mining (8.0%):
29,000	POSCO, ADR^	2,382,350
50,500	Rio Tinto plc, Registered Shares, ADR^	2,933,545
126,000	Vale SA, ADR	2,640,960
155,600	Yamana Gold, Inc.	2,677,876

		10,634,731

Multiline Retail (1.0%):
107,750	Marks & Spencer Group plc, ADR	1,342,565

Oil, Gas & Consumable Fuels (10.7%):
2,725,150	China Petroleum & Chemical Corp. (Sinopec), H Shares	3,128,882
53,600	Petroleo Brasileiro SA, ADR	1,043,592
49,900	Royal Dutch Shell plc, ADR	3,440,605
77,400	Sasol, Ltd., ADR	3,350,646
92,900	Statoil ASA, ADR	2,326,216
68,800	Yanzhou Coal Mining Co., Ltd., ADR^	1,175,104

		14,465,045

Paper & Forest Products (1.1%):
69,200	Svenska Cellulosa AB, ADR^	1,521,016

Pharmaceuticals (6.4%):
75,000	AstraZeneca plc, ADR	3,545,250
29,900	Sanofi	2,835,251
60,600	Teva Pharmaceutical Industries, Ltd., ADR	2,262,804

		8,643,305

Semiconductors & Semiconductor Equipment (1.2%):
94,500	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,621,620

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Software (0.9%):
63,400	Sage Group plc (The), ADR^	$1,222,986

Tobacco (1.9%):
66,100	Imperial Tobacco Group plc	2,552,039

Trading Companies & Distributors (1.8%):
7,900	Mitsui & Co., Ltd., ADR	2,373,950

Water Utilities (2.6%):
43,700	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	3,652,009

Wireless Telecommunication Services (3.8%):
36,300	KDDI Corp.	2,564,495
163,100	SK Telecom Co., Ltd., ADR	2,581,873

		5,146,368

Total Common Stocks (Cost $116,980,712)		132,043,687

Shares or Principal Amount		Fair Value

Securities Held as Collateral for Securities on Loan (6.4%):
$8,612,512	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	$8,612,512

Total Securities Held as Collateral for Securities on Loan (Cost $8,612,512)		8,612,512

Unaffiliated Investment Company (2.2%):
3,013,163	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	3,013,163

Total Unaffiliated Investment Company (Cost $3,013,163)		3,013,163

Total Investment Securities (Cost $128,606,387)(c) — 106.3%		143,669,362
Net other assets (liabilities) — (6.3%)		(8,512,867)

Net Assets — 100.0%		$135,156,495

Percentages indicated are based on net assets as of December 31, 2012.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $8,534,986.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(b)	The rate represents the effective yield at December 31, 2012.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Schedule of Portfolio Investments, continued

December 31, 2012

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2012:

Country	Percentage
Australia	3.0%
Bermuda	3.5%
Brazil	8.4%
Canada	7.5%
China	2.2%
Denmark	2.0%
France	4.3%
Germany	4.1%
Hong Kong	0.9%
India	1.1%
Israel	2.4%
Japan	15.0%
Netherlands	1.9%
Norway	1.6%
Republic of Korea (South)	4.4%
Singapore	2.7%
South Africa	2.3%
Sweden	1.1%
Switzerland	2.8%
Taiwan	1.1%
Turkey	1.1%
United Kingdom	17.7%
United States	8.9%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$128,606,387

Investment securities, at value*	$143,669,362
Cash	80,107
Interest and dividends receivable	122,680
Receivable for capital shares issued	15,504
Reclaims receivable	55,541
Prepaid expenses	102

Total Assets	143,943,296

Liabilities:
Payable for capital shares redeemed	19,676
Payable for collateral received on loaned securities	8,612,512
Manager fees payable	101,225
Administration fees payable	7,230
Distribution fees payable	28,115
Custodian fees payable	7,639
Administrative and compliance services fees payable	775
Other accrued liabilities	9,629

Total Liabilities	8,786,801

Net Assets	$135,156,495

Net Assets Consist of:
Capital	$118,131,418
Accumulated net investment income/(loss)	2,500,962
Accumulated net realized gains/(losses) from investment transactions	(538,866)
Net unrealized appreciation/(depreciation) on investments	15,062,981

Net Assets	$135,156,495

Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,516,072
Net Asset Value (offering and redemption price per share)	$11.74

*	Includes securities on loan of $8,534,986.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$1,708
Dividends	3,944,151
Income from securities lending	108,941
Foreign withholding tax	(139,789)

Total Investment Income	3,915,011

Expenses:
Manager fees	1,009,838
Administration fees	61,784
Distribution fees	280,510
Custodian fees	23,160
Administrative and compliance services fees	3,465
Trustee fees	7,504
Professional fees	10,202
Shareholder reports	5,307
Other expenses	3,143

Total expenses before reductions	1,404,913
Less expenses paid indirectly	(15,235)

Net expenses	1,389,678

Net Investment Income/(Loss)	2,525,333

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(477,162)
Change in unrealized appreciation/depreciation on investments	18,306,602

Net Realized/Unrealized Gains/(Losses) on Investments	17,829,440

Change in Net Assets Resulting From Operations	$20,354,773

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL NFJ International Value Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

Change in Net Assets:
Operations:
Net investment income/(loss)	$2,525,333	$2,998,925
Net realized gains/(losses) on investment transactions	(477,162)	20,684,664
Change in unrealized appreciation/depreciation on investments	18,306,602	(29,460,333)

Change in net assets resulting from operations	20,354,773	(5,776,744)

Dividends to Shareholders:
From net investment income	(2,924,229)	(2,475,944)
From net realized gains on investments	(19,719,611)	(3,784,157)

Change in net assets resulting from dividends to shareholders	(22,643,840)	(6,260,101)

Capital Transactions:
Proceeds from shares issued	27,495,421	20,169,615
Proceeds from dividends reinvested	22,643,840	6,260,101
Value of shares redeemed	(4,884,980)	(89,376,307)

Change in net assets resulting from capital transactions	45,254,281	(62,946,591)

Change in net assets	42,965,214	(74,983,436)
Net Assets:
Beginning of period	92,191,281	167,174,717

End of period	$135,156,495	$92,191,281

Accumulated net investment income/(loss)	$2,500,962	$2,924,226

Share Transactions:
Shares issued	2,279,092	1,414,947
Dividends reinvested	2,043,668	518,220
Shares redeemed	(402,669)	(5,748,943)

Change in shares	3,920,091	(3,815,776)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,			May 1, 2009 to December 31,
	2012	2011	2010	2009 (a)
Net Asset Value, Beginning of Period	$12.14	$14.65	$13.70	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.19	0.53	0.15	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	2.14	(2.13)	1.15	3.54

Total from Investment Activities	2.33	(1.60)	1.30	3.70

Dividends to Shareholders From:
Net Investment Income	(0.35)	(0.36)	(0.09)	—
Net Realized Gains	(2.38)	(0.55)	(0.26)	—

Total Dividends	(2.73)	(0.91)	(0.35)	—

Net Asset Value, End of Period	$11.74	$12.14	$14.65	$13.70

Total Return(b)	20.55%	(10.92)%	9.67%	37.00	%(c)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$135,156	$92,191	$167,175	$78,308
Net Investment Income/(Loss)(d)	2.25%	2.45%	2.01%	2.01%
Expenses Before Reductions(d) (e)	1.25%	1.24%	1.21%	1.33%
Expenses Net of Reductions(d)	1.24%	1.17%	1.10%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d) (f)	1.25%	1.19%	1.11%	1.23%
Portfolio Turnover Rate	21%	43%	29%	25	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL NFJ International Value Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $13 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $12,864 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Notes to the Financial Statements, continued

December 31, 2012

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency.In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and NFJ Investment Group LLC (“NFJ”), NFJ provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL NFJ International Value Fund	0.90%	1.45%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Notes to the Financial Statements, continued

December 31, 2012

reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2012, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $1,634 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Notes to the Financial Statements, continued

December 31, 2012

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Notes to the Financial Statements, continued

December 31, 2012

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Beverages	$2,961,132	$2,890,858	$—	$5,851,990
Chemicals	4,047,924	1,223,876	—	5,271,800
Commercial Banks	8,902,894	11,222,919	—	20,125,813
Diversified Financial Services	—	2,825,645	—	2,825,645
Electronic Equipment, Instruments & Components	—	2,618,158	—	2,618,158
Energy Equipment & Services	—	1,316,204	—	1,316,204
Food & Staples Retailing	—	2,252,211	—	2,252,211
Food Products	—	1,309,879	—	1,309,879
Industrial Conglomerates	1,576,402	3,086,435	—	4,662,837
IT Services	—	1,359,538	—	1,359,538
Leisure Equipment & Products	—	1,001,733	—	1,001,733
Machinery	—	1,415,343	—	1,415,343
Media	—	2,801,385	—	2,801,385
Oil, Gas & Consumable Fuels	11,336,163	3,128,882	—	14,465,045
Paper & Forest Products	—	1,521,016	—	1,521,016
Pharmaceuticals	5,808,054	2,835,251	—	8,643,305
Tobacco	—	2,552,039	—	2,552,039
Wireless Telecommunication Services	2,581,873	2,564,495	—	5,146,368
All Other Common Stocks+	46,903,378	—	—	46,903,378
Securities Held as Collateral for Securities on Loan	—	8,612,512	—	8,612,512
Unaffiliated Investment Company	3,013,163	—	—	3,013,163

Total Investment Securities	$87,130,984	$56,538,378	$—	$143,669,362

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL NFJ International Value Fund	$48,921,058	$23,057,810

6.	Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Notes to the Financial Statements, continued

December 31, 2012

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $128,895,331. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$19,543,156
Unrealized depreciation	(4,769,125)

Net unrealized depreciation	$14,774,031

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL NFJ International Value Fund	$249,922	$—	$249,922

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL NFJ International Value Fund	$4,545,092	$18,098,748	$22,643,840

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL NFJ International Value Fund	$3,185,724	$3,074,377	$6,260,101

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL NFJ International Value Fund	$2,500,962	$(249,922)	$14,774,037	$17,025,077

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL NFJ International Value Fund

Notes to the Financial Statements, continued

December 31, 2012

8.	Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2012, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 50% of the Fund.

9.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL NFJ International Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 1.42% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2012, the Fund declared net long-term capital gain distributions of $18,098,748.

During the year ended December 31, 2012, the Fund declared net short-term capital gain distributions of $1,620,855.

The Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2012 are as follows:

Foreign Source Income per Share	Foreign Tax Expense Per Share
$0.34	$0.01

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent

21

to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

22

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful

23

profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

25

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

26

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Oppenheimer Discovery Fund

(formerly AZL® Turner Quantitative Small Cap Growth Fund)

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 7

Statement of Operations Page 7

Statements of Changes in Net Assets Page 8

Financial Highlights Page 9

Notes to the Financial Statements Page 10

Report of Independent Public Accounting Firm Page 17

Other Information Page 18

Approval of Investment Advisory and Subadvisory Agreements Page 19

Information about the Board of Trustees and Officers Page 23

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Oppenheimer Discovery Fund Review (unaudited)

(formerly AZL® Turner Quantitative Small Cap Growth Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® Oppenheimer Discovery Fund and Oppenheimer Funds Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Oppenheimer Discovery Fund returned 16.63%. That compared to a 14.59% total return for its benchmark, the Russell 2000® Growth Index1.

The equities markets experienced gains over the period, despite continued macroeconomic concerns including the ongoing sovereign debt situation in Europe and tepid economic growth in the U.S. These concerns resulted in market declines in the second quarter. However, equities rebounded in the second half of the year as a result of the stimulus measures taken by the European Central Bank and other global monetary authorities.

The Fund’s positive absolute return can be credited to the reasonable valuations offered by the small-cap growth segment of the market, merger and acquisition interest from large companies seeking new avenues of growth, and the Fund’s relatively low exposure to the European problems. The Fund’s absolute return also benefited from its selection of high-quality, high growth stocks, as well as its avoidance of companies mired in controversy.*

The Fund outperformed the benchmark, specifically in the information technology sector, primarily due to stronger stock selection. Four of the Fund’s top five performing stocks were in this sector, accompanied by a consumer discretionary stock.*

An underweight position in the energy sector relative to the benchmark also helped the Fund’s relative performance.*

Weaker stock selection in the industrials and consumer discretionary sectors dragged on relative returns.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Oppenheimer Discovery Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, investments in common stocks and other equity securities of U.S. small capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Growth based investments can perform differently from the market as a whole and can be more volatile that other types of securities.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

	1 Year	3 Year	5 Year	Since Inception (4/29/05)
AZL® Oppenheimer Discovery Fund	16.63%	12.44%	1.14%	4.51%

Russell 2000® Growth Index	14.59%	12.82%	3.49%	7.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Oppenheimer Discovery Fund	1.19%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Growth Index, an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Oppenheimer Discovery Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Oppenheimer Discovery Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Oppenheimer Discovery Fund	$1,000.00	$1,039.90	$6.05	1.18%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Oppenheimer Discovery Fund	$1,000.00	$1,019.20	$5.99	1.18%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Information Technology	27.2
Consumer Discretionary	17.2
Health Care	16.2
Industrials	15.2
Financials	6.1
Energy	5.8
Consumer Staples	5.7
Materials	4.2

Total Common Stock	97.6
Securities Held as Collateral for Securities on Loan	9.4
Unaffiliated Investment Company	2.3

Total Investment Securities	109.3
Net other assets (liabilities)	(9.3)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Oppenheimer Discovery Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value
Common Stocks (97.6%):
Aerospace & Defense (2.1%):
26,850	BE Aerospace, Inc.*	$1,326,390
45,210	Hexcel Corp.*	1,218,862

		2,545,252

Biotechnology (3.1%):
20,700	ARIAD Pharmaceuticals, Inc.*	397,026
19,320	Cepheid, Inc.*	653,209
41,380	Cubist Pharmaceuticals, Inc.*	1,740,443
20,650	Medivation, Inc.*	1,056,454

		3,847,132

Building Products (1.1%):
21,900	A.O. Smith Corp.	1,381,233

Capital Markets (0.6%):
16,040	Walter Investment Management Corp.*	690,041

Chemicals (1.8%):
31,060	American Vanguard Corp.	965,034
19,150	Cytec Industries, Inc.	1,318,095

		2,283,129

Commercial Banks (3.0%):
59,950	PrivateBancorp, Inc.	918,434
19,370	Signature Bank*	1,381,856
33,170	Texas Capital Bancshares, Inc.*	1,486,679

		3,786,969

Commercial Services & Supplies (0.6%):
33,950	Healthcare Services Group, Inc.	788,659

Communications Equipment (1.2%):
6,230	Palo Alto Networks, Inc.*^	333,430
64,980	Procera Networks, Inc.*	1,205,379

		1,538,809

Computers & Peripherals (1.1%):
17,520	Stratasys, Ltd.*	1,404,228

Construction Materials (1.7%):
36,510	Eagle Materials, Inc.	2,135,835

Electrical Equipment (0.5%):
19,490	Generac Holdings, Inc.	668,702

Electronic Equipment, Instruments & Components (3.1%):
23,020	IPG Photonics Corp.^	1,534,283
35,060	OSI Systems, Inc.*	2,245,242

		3,779,525

Energy Equipment & Services (3.6%):
37,220	Atwood Oceanics, Inc.*	1,704,304
18,140	Dril-Quip, Inc.*	1,325,127
42,100	Forum Energy Technologies, Inc.*	1,041,975
13,480	Hornbeck Offshore Services, Inc.*	462,903

		4,534,309

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing (2.6%):
28,710	Fresh Market, Inc. (The)*^	$1,380,664
26,060	Susser Holdings Corp.*	898,809
18,020	United Natural Foods, Inc.*	965,692

		3,245,165

Food Products (1.4%):
15,540	Annie’s, Inc.*^	519,502
83,650	Smart Balance, Inc.*	1,079,085
10,330	WhiteWave Foods Co., Class A*^	160,528

		1,759,115

Health Care Equipment & Supplies (6.3%):
24,040	Cooper Cos., Inc. (The)	2,223,218
62,820	Endologix, Inc.*	894,557
4,020	Globus Medical, Inc., Class A*^	42,170
29,960	Insulet Corp.*	635,751
16,380	Orthofix International NV*	644,225
33,780	Sirona Dental Systems, Inc.*	2,177,459
20,490	Thoratec Corp.*	768,785
17,450	Volcano Corp.*	411,995

		7,798,160

Health Care Providers & Services (4.3%):
19,950	Acadia Healthcare Co., Inc.*	465,434
40,410	Air Methods Corp.	1,490,725
15,430	MWI Veterinary Supply, Inc.*	1,697,300
57,400	Team Health Holdings, Inc.*	1,651,398

		5,304,857

Health Care Technology (0.9%):
44,710	Vocera Communications, Inc.*	1,122,221

Hotels, Restaurants & Leisure (2.7%):
18,080	Buffalo Wild Wings, Inc.*	1,316,586
12,560	Panera Bread Co., Class A*	1,994,904

		3,311,490

Household Durables (2.2%):
23,890	La-Z-Boy, Inc.	338,044
19,730	Ryland Group, Inc. (The)	720,145
219,030	Standard Pacific Corp.*^	1,609,870

		2,668,059

Insurance (1.4%):
40,580	ProAssurance Corp.	1,712,070

Internet & Catalog Retail (0.5%):
11,670	HSN, Inc.	642,784

Internet Software & Services (3.3%):
73,420	Cornerstone OnDemand, Inc.*	2,168,092
19,050	Demandware, Inc.*^	520,446
12,060	Liquidity Services, Inc.*	492,772
59,420	Web.com Group, Inc.*	879,416

		4,060,726

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Oppenheimer Discovery Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
IT Services (1.7%):
25,980	Cardtronics, Inc.*	$616,765
11,890	Maximus, Inc.	751,686
9,570	Wex, Inc.*	721,291

		2,089,742

Life Sciences Tools & Services (0.9%):
41,100	ICON plc , ADR*	1,140,936

Machinery (3.3%):
19,760	Chart Industries, Inc.*	1,317,399
10,250	Lindsay Corp.^	821,230
5,160	Middleby Corp. (The)*	661,564
15,340	Wabtec Corp.	1,342,863

		4,143,056

Oil, Gas & Consumable Fuels (2.2%):
15,060	Approach Resources, Inc.*^	376,651
47,110	Oasis Petroleum, Inc.*	1,498,098
63,450	Rex Energy Corp.*	826,119

		2,700,868

Paper & Forest Products (0.7%):
43,170	Louisiana-Pacific Corp.*	834,044

Personal Products (1.3%):
36,300	Elizabeth Arden, Inc.*	1,633,863

Pharmaceuticals (1.1%):
49,550	Akorn, Inc.*	661,988
12,080	Jazz Pharmaceuticals plc*	642,656

		1,304,644

Professional Services (3.1%):
38,000	Advisory Board Co. (The)*	1,778,020
10,600	CoStar Group, Inc.*	947,322
52,170	On Assignment, Inc.*	1,058,008

		3,783,350

Real Estate Investment Trusts (REITs) (1.1%):
26,170	Coresite Realty Corp.	723,862
17,897	Ryman Hospitality Properties, Inc.	688,314

		1,412,176

Road & Rail (1.2%):
18,830	Genesee & Wyoming, Inc., Class A*	1,432,586

Semiconductors & Semiconductor Equipment (1.9%):
33,790	Cavium, Inc.*	1,054,586
57,580	Monolithic Power Systems, Inc.	1,282,882

		2,337,468

Software (14.9%):
90,780	Aspen Technology, Inc.*	2,509,159
33,800	BroadSoft, Inc.*^	1,227,954
36,260	CommVault Systems, Inc.*	2,527,686
39,820	Ellie Mae, Inc.*	1,105,005
36,320	Fortinet, Inc.*	765,262

Shares or Principal Amount		Fair Value
Common Stocks, continued
Software, continued
58,040	Guidewire Software, Inc.*	$1,724,949
37,280	Imperva, Inc.*	1,175,438
38,720	NetSuite, Inc.*	2,605,857
22,640	ServiceNow, Inc.*^	679,879
22,510	Sourcefire, Inc.*	1,062,922
15,470	Splunk, Inc.*	448,939
26,600	Ultimate Software Group, Inc. (The)*	2,511,306

		18,344,356

Specialty Retail (9.0%):
46,240	Asbury Automotive Group, Inc.*	1,481,066
26,110	Conn’s, Inc.*^	801,055
15,270	Five Below, Inc.*^	489,251
25,200	Francesca’s Holdings Corp.*^	654,192
24,810	Genesco, Inc.*	1,364,550
25,210	Hibbett Sports, Inc.*	1,328,567
8,380	Lithia Motors, Inc., Class A	313,580
60,090	Pier 1 Imports, Inc.	1,201,800
3,870	Restoration Hardware Holdings, Inc.*^	130,535
38,140	Sally Beauty Holdings, Inc.*	898,960
42,860	Vitamin Shoppe, Inc.*	2,458,449

		11,122,005

Textiles, Apparel & Luxury Goods (2.8%):
50,390	Steven Madden, Ltd.*	2,129,986
26,340	Under Armour, Inc., Class A*^	1,278,280

		3,408,266

Trading Companies & Distributors (3.3%):
46,650	Beacon Roofing Supply, Inc.*	1,552,512
70,900	H&E Equipment Services, Inc.	1,068,463
31,860	United Rentals, Inc.*	1,450,267

		4,071,242

Total Common Stocks (Cost $111,941,407)		120,767,072

Securities Held as Collateral for Securities on Loan (9.4%):
$11,657,058	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	11,657,058

Total Securities Held as Collateral for Securities on Loan (Cost $11,657,058)		11,657,058

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Oppenheimer Discovery Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Unaffiliated Investment Company (2.3%):
2,829,912	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	$2,829,912

Total Unaffiliated Investment Company (Cost $2,829,912)		2,829,912

Total Investment Securities (Cost $126,428,377)(c) — 109.3%		135,254,042
Net other assets (liabilities) — (9.3%)		(11,504,272)

Net Assets — 100.0%		$123,749,770

Percentages indicated are based on net assets as of December 31, 2012.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $11,690,440.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(b)	The rate represents the effective yield at December 31, 2012.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Oppenheimer Discovery Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$126,428,377

Investment securities, at value*	$135,254,042
Interest and dividends receivable	15,256
Receivable for capital shares issued	122,703
Receivable for investments sold	158,145
Prepaid expenses	123

Total Assets	135,550,269

Liabilities:
Payable for capital shares redeemed	11,416
Payable for collateral received on loaned securities	11,657,058
Manager fees payable	87,595
Administration fees payable	4,394
Distribution fees payable	25,763
Custodian fees payable	5,355
Administrative and compliance services fees payable	628
Other accrued liabilities	8,290

Total Liabilities	11,800,499

Net Assets	$123,749,770

Net Assets Consist of:
Capital	$112,375,437
Accumulated net investment income/(loss)	5,800
Accumulated net realized gains/(losses) from investment transactions	2,542,868
Net unrealized appreciation/(depreciation) on investments	8,825,665

Net Assets	$123,749,770

Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,314,644
Net Asset Value (offering and redemption price per share)	$10.94

*	Includes securities on loan of $11,690,440.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$1,044,819
Income from securities lending	83,063
Foreign withholding tax	(106)

Total Investment Income	1,127,776

Expenses:
Manager fees	865,016
Administration fees	41,176
Distribution fees	254,417
Custodian fees	15,670
Administrative and compliance services fees	2,880
Trustee fees	6,220
Professional fees	7,902
Shareholder reports	7,641
Other expenses	2,908

Total expenses	1,203,830

Net Investment Income/(Loss)	(76,054)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	8,002,085
Change in unrealized appreciation/depreciation on investments	4,425,245

Net Realized/Unrealized Gains/(Losses) on Investments	12,427,330

Change in Net Assets Resulting From Operations	$12,351,276

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Oppenheimer Discovery Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$(76,054)	$(353,737)
Net realized gains/(losses) on investment transactions	8,002,085	10,853,675
Change in unrealized appreciation/depreciation on investments	4,425,245	(15,809,418)

Change in net assets resulting from operations	12,351,276	(5,309,480)

Dividends to Shareholders:
From net investment income	—	(40,051)

Change in net assets resulting from dividends to shareholders	—	(40,051)

Capital Transactions:
Proceeds from shares issued	42,911,414	21,294,080
Proceeds from dividends reinvested	—	40,051
Value of shares redeemed	(11,281,347)	(27,688,962)

Change in net assets resulting from capital transactions	31,630,067	(6,354,831)

Change in net assets	43,981,343	(11,704,362)
Net Assets:
Beginning of period	79,768,427	91,472,789

End of period	$123,749,770	$79,768,427

Accumulated net investment income/(loss)	$5,800	$15,051

Share Transactions:
Shares issued	3,874,537	2,138,585
Dividends reinvested	—	4,567
Shares redeemed	(1,066,908)	(2,857,736)

Change in shares	2,807,629	(714,584)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Oppenheimer Discovery Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$9.38	$9.92		$7.70	$5.86	$12.90

Investment Activities:
Net Investment Income/(Loss)	(0.01)	(0.04)		0.01	(0.02)	(0.04)
Net Realized and Unrealized Gains/(Losses) on Investments	1.57	(0.50)		2.21	1.86	(4.96)

Total from Investment Activities	1.56	(0.54)		2.22	1.84	(5.00)

Dividends to Shareholders From:
Net Investment Income	—	—	(a)	—	—	—
Net Realized Gains	—	—		—	—	(2.04)

Total Dividends	—	—	(a)	—	—	(2.04)

Net Asset Value, End of Period	$10.94	$9.38		$9.92	$7.70	$5.86

Total Return(b)	16.63%	(5.39)%		28.83%	31.40%	(43.35)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$123,750	$79,768		$91,473	$47,457	$36,237
Net Investment Income/(Loss)	(0.07)%	(0.40)%		0.11%	(0.23)%	(0.54)%
Expenses Before Reductions(c)	1.18%	1.19%		1.22%	1.24%	1.26%
Expenses Net of Reductions	1.18%	1.19%		1.22%	1.24%	1.26%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.18%	1.19%		1.22%	1.24%	1.26%
Portfolio Turnover Rate	161%	145	%(e)	97%	173%	226%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	The portfolio turnover rate for the year ended December 31, 2011 was higher than the prior year primarily due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Oppenheimer Discovery Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, AZL Oppenheimer Discovery Fund (formerly AZL Turner Quantitative Small Cap Growth Fund) (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Oppenheimer Discovery Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $12.3 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $8,124 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Oppenheimer Discovery Fund

Notes to the Financial Statements, continued

December 31, 2012

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective February 24, 2012 between the Manager and Oppenheimer Funds, Inc.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Oppenheimer Discovery Fund

Notes to the Financial Statements, continued

December 31, 2012

(“Oppenheimer”), Oppenheimer provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to February 24, 2012 the Fund was subadvised by Turner Investment Partners, Inc. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Oppenheimer Discovery Fund	0.85%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2012, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Oppenheimer Discovery Fund

Notes to the Financial Statements, continued

December 31, 2012

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $1,475 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

During the year ended December 31, 2012, the Fund paid approximately $2,391 to affiliated broker/dealers of the Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Oppenheimer Discovery Fund

Notes to the Financial Statements, continued

December 31, 2012

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$120,767,072	$—	$—	$120,767,072
Securities Held as Collateral for Securities on Loan	—	11,657,058	—	11,657,058
Unaffiliated Investment Company	2,829,912	—	—	2,829,912

Total Investment Securities	$123,596,984	$11,657,058	$—	$135,254,042

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Oppenheimer Discovery Fund	$189,502,207	$158,357,674

6.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $126,766,524. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$10,880,952
Unrealized depreciation	$(2,393,434)

Net unrealized appreciation	$8,487,518

During the year ended December 31, 2012, the Fund utilized $5,120,589 in capital loss carry forwards to offset capital gains.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Oppenheimer Discovery Fund

Notes to the Financial Statements, continued

December 31, 2012

During the year ended December 31, 2012 there were no dividends paid to shareholders.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Oppenheimer Discovery Fund	$40,051	$—	$40,051

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Oppenheimer Discovery Index Fund	$—	$2,886,815	$8,487,518	$11,374,333

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

7.	Subsequent Events

At a Board meeting on December 5, 2012, the Trustees approved a reorganization whereby, subject to shareholder approval, the AZL Oppenheimer Discovery Fund will acquire the assets and liabilities of the AZL Allianz AGIC Opportunity Fund. If approved by the shareholders, the reorganization is expected to be completed on or about April 26, 2013.

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Oppenheimer Discovery Fund (formerly known as AZL Turner Quantitative Small Cap Growth Fund) (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent

19

to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

20

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

21

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

22

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

23

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

24

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Pyramis Core Bond Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 13

Statement of Operations Page 13

Statement of Changes in Net Assets Page 14

Financial Highlights Page 15

Notes to the Financial Statements Page 16

Report of Independent Registered Public Accounting Firm Page 24

Other Information Page 25

Approval of Investment Advisory and Subadvisory Agreements Page 26

Information about the Board of Trustees and Officers Page 30

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Pyramis Core Bond Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Pyramis Core Bond Fund and Pyramis Global Advisors, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance from its inception on September 5, 2012 to the period ended December 31, 2012?

From its inception on September 5, 2012 to the period ended December 31, 2012, the AZL® Pyramis Core Bond Fund returned 0.60%. That compared to a 0.41% total return for its benchmark, the Barclays U.S. Aggregate Bond Index1.

Investors during the period were concerned about a range of issues, including the health of the U.S. economy, the ongoing eurozone debt crisis, and uncertainty about the U.S. presidential election and the so-called “fiscal cliff”—a combination of tax increases and spending cuts scheduled to take effect in January 2013. However, actions the U.S. Federal Reserve, the European Central Bank and other central banks took to boost liquidity largely tempered those concerns and helped risky assets outperform with low volatility and interest rates range-bound during the period.

The Fed’s Quantitative Easing announcement (QE3) in mid-September resulted in a dramatic rally in virtually all risky assets, particularly in mortgage-backed securities and Treasury inflation protected securities. The Fund had healthy overweight positions in both areas. The

Fund also benefited from overweight positions in corporate bonds and commercial mortgage backed securities, which also participated in the QE3 rally and continued to outperform through the end of the year. In addition, bottoms-up security selection in each of these sectors added meaningfully to the Fund’s positive performance.*

Detractors from performance included an underweight to government-related agency debt and sovereign bonds, which both posted positive excess returns over the period.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Investors cannot invest directly in an index.

1

AZL® Pyramis Core Bond Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Investment Concerns

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Aggregate Total Returns as of December 31, 2012

	3 Month	Since Inception (9/5/12)
AZL® Pyramis Core Bond Fund	0.40%	0.60%

Barclays U.S. Aggregate Bond Index	0.21%	0.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Pyramis Core Bond Fund	0.90%

The above expense ratio is based on the current Fund prospectus dated August 14, 2012. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.95% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Pyramis Core Bond Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Pyramis Core Bond Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 9/5/12 - 12/31/12*	Annualized Expense Ratio During Period 9/5/12 - 12/31/12
AZL Pyramis Core Bond Fund	$1,000.00	$1,006.00	$2.59	0.80%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12**	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Pyramis Core Bond Fund	$1,000.00	$1,021.11	$4.06	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 118/366 days in the period from September 5, 2012 (date of commencement of operations) to December 31, 2012.

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period). Information shown reflects values using the expenses ratios for the 118 days of operations during the period, and has been annualized to reflect values for the period July 1, 2012 to December 31, 2012.

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
U.S. Government Agency Mortgages	30.5
U.S. Treasury Obligations	25.8
Corporate Bonds	25.4
Unaffiliated Investment Company	12.7
Collateralized Mortgage Obligations	7.6
Yankee Dollars	3.6
Municipal Bonds	2.2
Municipal Bond	—	^

Total Investment Securities	107.8
Net other assets (liabilities)	(7.8)

Net Assets	100.0

^	Represents less than 0.05%.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments

December 31, 2012

Principal Amount		Fair Value
Collateralized Mortgage Obligations (7.6%):
$3,420,000	Bank of America Re-Remic Trust, Class A, Series 2012-CLRN, 1.36%, 8/15/17(a) (b)	$3,449,313
400,000	Commercial Mortgage Trust, Class A5, Series 2004-LB4A, 4.84%, 10/15/37	417,905
900,000	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Class A4, Series 2007-GG9, 5.44%, 3/10/39	1,036,549
1,750,000	Credit Suisse Mortgage Capital Certificates, Class A4, Series 2007-C3, 5.87%, 6/15/39(a)	2,014,752
2,716,000	GE Capital Commercial Mortgage Corp., Class A4, Series 2007-C1, 5.54%, 12/10/49	3,100,537
150,000	Goldman Sachs Mortgage Securities Corp. II, Class A2, Series 2007-EOP, 1.26%, 3/6/20(a) (b)	150,202
3,237,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4, Series 2007-LD11, 6.00%, 6/15/49(a)	3,774,827
315,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Class A4 , Series 2007-6, 5.48%, 3/12/51(a)	363,458
999,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Class A4, Series 2007-5, 5.38%, 8/12/48	1,143,338
2,030,000	Merrill Lynch Floating Trust, Class A2 , Series 2008-LAQA, 0.75%, 7/9/21(a) (b)	1,985,192
1,750,000	Morgan Stanley Capital I, Class A4, Series 2007-IQ14, 5.69%, 4/15/49(a)	2,032,058
2,650,000	Wachovia Bank Commercial Mortgage Trust, Class A5, Series 2007-C30, 5.34%, 12/15/43	3,036,222
1,370,000	Wachovia Bank Commercial Mortgage Trust, Class A4, Series 2007-C31, 5.51%, 4/15/47	1,582,877
2,625,000	Wachovia Bank Commercial Mortgage Trust, Class A3 , Series 2007-C32, 5.74%, 6/15/49(a)	3,059,327

Total Collateralized Mortgage Obligations (Cost $26,775,029)		27,146,557

Principal Amount		Fair Value
Corporate Bonds (25.4%):
Airlines (0.1%):
$393,414	Continental Airlines 1998-1A, Series A, 6.65%, 9/15/17	$421,425

Automobiles (0.1%):
300,000	Ford Motor Co., 7.45%, 7/16/31	381,000

Beverages (0.0%):
86,000	Beam, Inc., 1.88%, 5/15/17	87,849

Biotechnology (0.3%):
1,000,000	Amgen, Inc., 5.15%, 11/15/41, Callable 5/15/41 @ 100	1,125,366

Capital Markets (2.2%):
1,000,000	Ford Motor Credit Co. LLC, 2.50%, 1/15/16	1,012,323
1,000,000	Goldman Sachs Group, Inc. (The), 6.15%, 4/1/18	1,174,768
75,000	Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	88,666
348,000	Merrill Lynch & Co., 6.11%, 1/29/37	379,859
375,000	Merrill Lynch & Co., 7.75%, 5/14/38	488,137
874,000	Morgan Stanley, Series F, 6.00%, 4/28/15	951,968
1,480,000	Morgan Stanley, 5.38%, 10/15/15	1,609,027
1,300,000	Morgan Stanley, Series F, 6.63%, 4/1/18	1,532,148
100,000	Morgan Stanley, 5.75%, 1/25/21	114,204
362,000	Morgan Stanley, 4.88%, 11/1/22	374,813

		7,725,913

Chemicals (0.1%):
192,000	Ecolab, Inc., 1.45%, 12/8/17	191,128

Commercial Banks (2.8%):
744,000	American Express Centurion Bank, 0.88%, 11/13/15	743,453
1,700,000	Bank of America Corp., 5.70%, 1/24/22	2,044,333
400,000	Fifth Third Bancorp, 8.25%, 3/1/38	571,988
312,000	HSBC USA, Inc., 1.63%, 1/16/18	312,283
800,000	KeyCorp, 3.75%, 8/13/15	856,105
1,028,000	Regions Bank, Series BKNT, 7.50%, 5/15/18	1,240,025

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value
Corporate Bonds, continued
Commercial Banks, continued
$530,000	SunTrust Banks, Inc., Series BKNT, 0.66%, 4/1/15(a)	$517,189
32,000	SunTrust Banks, Inc., Series BKNT, 3.50%, 1/20/17, Callable 12/20/16 @ 100	34,366
1,200,000	Wachovia Bank NA, Series BKNT, 6.00%, 11/15/17	1,439,011
2,000,000	Wells Fargo & Co., 1.50%, 7/1/15	2,034,458

		9,793,211

Consumer Finance (1.9%):
700,000	American Honda Finance Corp., 0.47%, 4/8/14(a) (b)	699,873
1,700,000	Capital One Financial Corp., 2.15%, 3/23/15	1,735,260
1,400,000	Daimler Finance NA LLC, 1.65%, 4/10/15(b)	1,417,172
324,000	Ford Motor Credit Co. LLC, 3.00%, 6/12/17	332,886
1,600,000	NiSource Finance Corp., 4.45%, 12/1/21, Callable 9/1/21 @ 100	1,752,037
605,000	NiSource Finance Corp., 5.25%, 2/15/43, Callable 8/15/42 @ 100	640,396

		6,577,624

Diversified Financial Services (2.4%):
270,000	Bank of America NA, Series BKNT, 5.30%, 3/15/17	303,672
1,000,000	Bank of New York Mellon, 0.70%, 10/23/15, Callable 9/23/15 @ 100	996,286
1,000,000	Bank of New York Mellon, 1.30%, 1/25/18, Callable 12/25/17 @ 100	996,761
1,500,000	Citigroup, Inc., 6.13%, 5/15/18	1,797,616
1,000,000	Discover Financial Services, 5.20%, 4/27/22	1,138,715
112,000	Hyundai Capital America, Inc., 1.63%, 10/2/15(b)	112,673
124,000	Hyundai Capital America, Inc., 2.13%, 10/2/17(b)	124,888
1,500,000	JPMorgan Chase & Co., Series G, 1.10%, 10/15/15	1,499,954
1,200,000	JPMorgan Chase Bank NA, Series BKNT, 6.00%, 10/1/17	1,420,608

		8,391,173

Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Telecommunication Services (0.6%):
$478,000	CenturyLink, Inc., Series S, 6.45%, 6/15/21	$528,190
188,000	Embarq Corp., 7.08%, 6/1/16	220,257
500,000	Verizon Communications, Inc., 6.25%, 4/1/37	657,298
700,000	Verizon Communications, Inc., 3.85%, 11/1/42, Callable 5/1/42 @ 100	688,497

		2,094,242

Electric Utilities (1.1%):
678,000	Alabama Power Co., 0.55%, 10/15/15	676,114
146,000	American Electric Power Co., Inc., 1.65%, 12/15/17, Callable 11/15/17 @ 100	146,512
138,000	American Electric Power Co., Inc., Series F, 2.95%, 12/15/22, Callable 9/15/22 @ 100	138,044
1,300,000	FirstEnergy Corp., Series C, 7.38%, 11/15/31	1,679,061
1,000,000	West Penn Power Co., 5.95%, 12/15/17(b)	1,187,029

		3,826,760

Energy Equipment & Services (0.0%):
44,000	FMC Technologies, Inc., 2.00%, 10/1/17	44,406
79,000	FMC Technologies, Inc., 3.45%, 10/1/22, Callable 7/1/22 @ 100	80,631

		125,037

Food & Staples Retailing (0.0%):
75,000	Walgreen Co., 1.80%, 9/15/17	75,418

Health Care Providers & Services (0.9%):
44,000	Aetna, Inc., 1.50%, 11/15/17	44,089
177,000	Aetna, Inc., 2.75%, 11/15/22, Callable 8/15/15 @ 100	175,542
99,000	Aetna, Inc., 4.13%, 11/15/42, Callable 5/15/14 @ 100	98,171
1,600,000	Express Scripts Holding Co., 3.90%, 2/15/22(b)	1,725,203
68,000	McKesson Corp., 0.95%, 12/4/15	68,096
102,000	UnitedHealth Group, Inc., 0.85%, 10/15/15	102,334

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$73,000	UnitedHealth Group, Inc., 1.40%, 10/15/17	$73,114
59,000	UnitedHealth Group, Inc., 2.75%, 2/15/23, Callable 11/15/22 @ 100	59,531
81,000	UnitedHealth Group, Inc., 3.95%, 10/15/42, Callable 4/15/42 @ 100	80,659
777,000	WellPoint, Inc., 3.30%, 1/15/23	797,206
122,000	WellPoint, Inc., 4.65%, 1/15/43	127,138

		3,351,083

Independent Power Producers & Energy Traders (0.0%):
147,000	Dominion Resources, Inc., Series 06-B, 2.61%, 9/30/66, Callable 1/30/13 @ 100(a)	137,376

Industrial Conglomerates (0.5%):
286,000	General Electric Capital Corp., 1.00%, 12/11/15	287,151
98,000	General Electric Capital Corp., 2.10%, 12/11/19	98,277
1,200,000	General Electric Captial Corp., Series A, 5.63%, 9/15/17	1,415,666

		1,801,094

Insurance (2.5%):
1,565,000	American International Group, Inc., 3.80%, 3/22/17	1,693,853
600,000	Aon plc, 5.00%, 9/30/20	684,728
1,600,000	Hartford Financial Services Group, Inc. (The), 5.13%, 4/15/22	1,846,160
700,000	Liberty Mutual Group, Inc., 5.00%, 6/1/21(b)	752,350
600,000	Marsh & McLennan Cos., Inc., 4.80%, 7/15/21, Callable 4/15/21 @ 100	675,146
150,000	MetLife, Inc., 1.76%, 12/15/17(a)	152,361
300,000	Northwestern Mutual Life Insurance Co. (The), 6.06%, 3/30/40(b)	383,008
1,054,000	Pacific Life Corp., 6.00%, 2/10/20(b)	1,176,548
500,000	Pacific Life Insurance Co., 9.25%, 6/15/39(b)	699,200

Principal Amount		Fair Value
Corporate Bonds, continued
Insurance, continued
$760,000	Unum Group, 5.75%, 8/15/42	$816,259

		8,879,613

Machinery (0.4%):
368,000	General Electric Co., 0.85%, 10/9/15	369,297
1,072,000	General Electric Co., 4.13%, 10/9/42	1,102,711

		1,472,008

Media (2.3%):
800,000	Comcast Corp., 4.65%, 7/15/42	843,250
134,000	COX Communications, Inc., 3.25%, 12/15/22(b)	138,189
700,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.15%, 3/15/42	708,003
450,000	News America, Inc., 6.15%, 2/15/41	569,962
350,000	News America, Inc., 7.75%, 12/1/45	494,687
1,100,000	Time Warner Cable, Inc., 4.50%, 9/15/42, Callable 3/15/42 @ 100	1,072,772
900,000	Time Warner, Inc., 6.20%, 3/15/40	1,102,153
3,400,000	Walt Disney Co. (The), 0.45%, 12/1/15	3,383,251

		8,312,267

Office Electronics (0.2%):
500,000	Xerox Corp., 1.13%, 5/16/14(a)	498,953
300,000	Xerox Corp., 4.25%, 2/15/15	315,507

		814,460

Oil, Gas & Consumable Fuels (2.1%):
1,200,000	Anadarko Petroleum Corp., 6.38%, 9/15/17	1,433,394
1,300,000	DCP Midstream LLC, 4.75%, 9/30/21(b)	1,381,511
166,000	DCP Midstream Operating LLC, 2.50%, 12/1/17, Callable 11/1/17 @ 100	165,116
1,000,000	El Paso Pipeline Partners LP, 5.00%, 10/1/21, Callable 7/1/21 @ 100	1,133,264
600,000	Marathon Petroleum Corp., 5.13%, 3/1/21	706,104
1,300,000	Phillips 66, 4.30%, 4/1/22(b)	1,452,645

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$700,000	Plains All American Pipeline LP, 3.65%, 6/1/22, Callable 3/1/22 @ 100	$741,051
600,000	Western Gas Partners LP, 5.38%, 6/1/21, Callable 3/1/21 @ 100	686,034

		7,699,119

Pharmaceuticals (0.4%):
355,000	AbbVie, Inc., 1.75%, 11/6/17(b)	358,861
365,000	AbbVie, Inc., 2.90%, 11/6/22(b)	371,709
356,000	AbbVie, Inc., 4.40%, 11/6/42(b)	378,476
117,000	Watson Pharmaceuticals, Inc., 1.88%, 10/1/17	118,539
106,000	Watson Pharmaceuticals, Inc., 4.63%, 10/1/42	110,360

		1,337,945

Real Estate Investment Trusts (REITs) (2.9%):
1,000,000	BioMed Realty LP, 3.85%, 4/15/16, Callable 3/15/16 @ 100	1,054,695
500,000	BioMed Realty LP, 4.25%, 7/15/22, Callable 4/15/22 @ 100	521,611
305,000	Boston Properties LP, 3.85%, 2/1/23, Callable 11/1/22 @ 100	320,398
16,000	Brandywine Operating Partners LP, 7.50%, 5/15/15	17,964
151,000	Brandywine Operating Partners LP, 6.00%, 4/1/16	169,980
55,000	Brandywine Operating Partners LP, 4.95%, 4/15/18, Callable 3/15/18 @ 100	60,157
357,000	Brandywine Operating Partners LP, 3.95%, 2/15/23, Callable 11/15/22 @ 100	353,851
134,000	Camden Property Trust, 2.95%, 12/15/22	130,648
1,000,000	Colonial Realty LP, 6.15%, 4/15/13	1,012,602
1,114,000	DDR Corp., 4.63%, 7/15/22, Callable 4/15/22 @ 100	1,215,765

Principal Amount		Fair Value
Corporate Bonds, continued
Real Estate Investment Trusts (REITs), continued
$700,000	Duke Realty Corp., 4.38%, 6/15/22, Callable 3/15/22 @ 100	$734,012
221,000	Duke Realty Corp., 3.88%, 10/15/22, Callable 7/15/22 @ 100	225,036
500,000	Equity One, Inc., 3.75%, 11/15/22, Callable 8/15/22 @ 100	493,953
500,000	HCP, Inc., 3.15%, 8/1/22, Callable 5/1/22 @ 100	490,006
109,000	Health Care REIT, Inc., 2.25%, 3/15/18	108,908
500,000	Health Care REIT, Inc., 4.13%, 4/1/19, Callable 1/1/19 @ 100	537,880
1,000,000	Liberty Property LP, 4.13%, 6/15/22, Callable 3/15/22 @ 100	1,051,078
184,000	Liberty Property LP, 3.38%, 6/15/23, Callable 3/15/23 @ 100	182,061
250,000	Mack-Cali Realty LP, 2.50%, 12/15/17	252,678
500,000	Mack-Cali Realty LP, 4.50%, 4/18/22, Callable 1/18/22 @ 100	533,271
70,000	Post Apartment Homes LP, 3.38%, 12/1/22, Callable 9/1/22 @ 100	69,640
300,000	Regency Centers LP, 5.25%, 8/1/15	327,135
225,000	Ventas Realty LP / Capital Corp., 2.00%, 2/15/18, Callable 1/15/18 @ 100	225,145
67,000	Weingarten Realty Investors, 3.38%, 10/15/22, Callable 7/15/22 @ 100	66,059

		10,154,533

Road & Rail (0.3%):
1,000,000	Burlington Northern Santa Fe Corp., 4.40%, 3/15/42, Callable 9/15/41 @ 100	1,049,595

Thrifts & Mortgage Finance (0.1%):
350,000	American Express Credit Co., 1.75%, 6/12/15	357,330

Tobacco (0.7%):
1,100,000	Altria Group, Inc., 2.85%, 8/9/22	1,088,482

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value
Corporate Bonds, continued
Tobacco, continued
$404,000	Reynolds American, Inc., 1.05%, 10/30/15	$403,875
186,000	Reynolds American, Inc., 3.25%, 11/1/22	186,836
600,000	Reynolds American, Inc., 7.25%, 6/15/37	786,799
288,000	Reynolds American, Inc., 4.75%, 11/1/42	290,557

		2,756,549

Wireless Telecommunication Services (0.5%):
1,120,000	AT&T, Inc., 5.55%, 8/15/41	1,344,139
529,000	AT&T, Inc., 4.35%, 6/15/45(b)	531,378

		1,875,517

Total Corporate Bonds (Cost $89,886,892)		90,814,635

Yankee Dollars (3.6%):
Beverages (0.3%):
480,000	Heineken NV, 0.80%, 10/1/15(b)	480,897
179,000	Heineken NV, 1.40%, 10/1/17(b)	178,460
187,000	Heineken NV, 2.75%, 4/1/23(b)	183,612
60,000	Heineken NV, 4.00%, 10/1/42(b)	58,030

		900,999

Commercial Banks (0.4%):
42,000	Credit Suisse, NY, 6.00%, 2/15/18	48,286
1,276,000	Royal Bank of Scotland Group plc, 6.13%, 12/15/22	1,346,795

		1,395,081

Containers & Packaging (0.6%):
2,000,000	Tyco Electronics Group SA, 1.60%, 2/3/15	2,029,616

Diversified Financial Services (0.4%):
439,000	BP Capital Markets plc, 1.38%, 11/6/17	439,387
900,000	BP Capital Markets plc, 4.74%, 3/11/21	1,053,931

		1,493,318

Metals & Mining (0.3%):
1,000,000	Vale Overseas, Ltd., 6.25%, 1/11/16	1,125,098

Oil, Gas & Consumable Fuels (0.7%):
1,300,000	Petroleos Mexicanos, 5.50%, 6/27/44	1,430,000
1,000,000	Transocean, Inc., 5.05%, 12/15/16	1,113,422

		2,543,422

Principal Amount		Fair Value
Corporate Bonds, continued
Sovereign Bonds (0.8%):
$424,000	Italy Government International Bond, 4.50%, 1/21/15	$443,169
564,000	Italy Government International Bond, 3.13%, 1/26/15	572,788
419,000	Italy Government International Bond, 4.75%, 1/25/16	438,944
255,000	Italy Government International Bond, 5.38%, 6/12/17	272,901
1,019,000	Italy Government International Bond, 6.88%, 9/27/23	1,183,422

		2,911,224

Thrifts & Mortgage Finance (0.1%):
200,000	RBS Citizens Financial Group, Inc., 4.15%, 9/28/22(b)	204,090

Total Yankee Dollars (Cost $12,510,388)		12,602,848

Municipal Bonds (2.2%):
California (1.1%):
2,850,000	California State, Build America Bonds, GO, 7.50%, 4/1/34	4,047,325

		4,047,325

Illinois (1.1%):
3,265,000	Chicago Illinois Taxable Project, GO, Series C1, 7.78%, 1/1/35	3,711,249

		3,711,249

Total Municipal Bonds (Cost $7,504,280)		7,758,574
U.S. Government Agency Mortgages (30.5%):
Federal Home Loan Mortgage Corporation (1.3%)
761,135	3.50%, 1/1/26, Pool #G14312	825,133
469,959	Class FA, Series 3350, 0.70%, 10/15/33(a)	474,324
1,887,323	3.50%, 10/1/42, Pool #Q12051	2,012,657
946,307	3.50%, 11/1/42, Pool #Q12898	1,011,663
400,000	3.00%, 1/15/43	418,188

		4,741,965

Federal National Mortgage Association (24.5%)
176,229	4.00%, 5/1/19, Pool #761517	189,367
368,582	4.00%, 7/1/19, Pool #MA0124	394,793
571,664	4.00%, 2/1/20, Pool #MA0322	612,318

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$341,138	4.00%, 3/1/20, Pool #MA0357	$365,398
158,763	4.00%, 2/1/24, Pool #930626	170,103
172,572	4.00%, 4/1/24, Pool #AA5533	184,898
809,233	4.00%, 4/1/24, Pool #930902	867,034
346,135	4.00%, 6/1/24, Pool #AA5564	370,858
21,982	4.00%, 8/1/25, Pool #AE2978	23,545
820,870	3.50%, 1/1/26, Pool #AL1168	893,098
97,443	2.50%, 2/1/26, Pool #AB2823	101,970
48,353	4.00%, 3/1/26, Pool #AH4680	51,807
324,105	4.00%, 4/1/26, Pool #AK0200	348,065
117,537	4.00%, 7/1/26, Pool #AL1475	125,932
446,303	4.00%, 7/1/26, Pool #AI7831	478,181
30,565	4.00%, 8/1/26, Pool #AH7925	32,748
384,647	4.00%, 1/1/27, Pool #AK1770	412,121
29,442	3.00%, 5/1/27, Pool #AO3974	31,403
44,309	3.00%, 5/1/27, Pool #AO1633	47,259
75,120	3.00%, 7/1/27, Pool #AO5491	80,123
68,814	3.00%, 8/1/27, Pool #AP0713	73,396
153,438	3.00%, 8/1/27, Pool #AO9735	163,656
68,159	3.00%, 8/1/27, Pool #AO8155	72,698
83,434	3.00%, 8/1/27, Pool #AP2602	88,990
46,915	3.00%, 8/1/27, Pool #AP2537	50,039
30,624	3.00%, 8/1/27, Pool #AP3581	32,664
56,033	3.00%, 9/1/27, Pool #AP7787	59,660
545,124	2.50%, 10/1/27, Pool #AB6656	570,449
53,997	3.00%, 11/1/27, Pool #AQ4248	57,593

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$497,507	2.50%, 11/1/27, Pool #AQ6502	$520,620
31,235	3.00%, 11/1/27, Pool #AP8805	33,316
69,213	3.00%, 11/1/27, Pool #AQ4870	73,822
2,400,000	2.50%, 1/25/28	2,509,500
2,244,664	5.50%, 5/1/33, Pool #555424	2,466,952
2,472,616	5.50%, 6/1/33, Pool #555531	2,717,478
354,764	5.50%, 7/1/33, Pool #190338	389,896
157,024	5.50%, 11/1/33, Pool #555967	172,574
394,922	5.50%, 9/1/34, Pool #725773	432,056
134,372	6.00%, 10/1/34, Pool #AL2130	150,724
262,140	5.50%, 4/1/35, Pool #816669	286,461
703,541	5.50%, 4/1/35, Pool #357762	768,815
20,362	5.50%, 5/1/35, Pool #255706	22,251
1,208,414	5.00%, 6/1/35, Pool #735580	1,319,073
22,155	5.50%, 7/1/35, Pool #825707	24,210
218,342	5.50%, 9/1/35, Pool #836018	238,599
18,668	5.50%, 10/1/35, Pool #836497	20,400
127,730	5.50%, 10/1/35, Pool #842123	139,580
221,041	5.50%, 10/1/35, Pool #836184	241,549
133,496	5.50%, 10/1/35, Pool #836777	145,882
72,481	5.50%, 10/1/35, Pool #844415	79,206
18,794	5.50%, 10/1/35, Pool #255899	20,538
65,913	5.50%, 10/1/35, Pool #990906	72,111
63,412	5.50%, 10/1/35, Pool #843342	69,295
152,556	5.50%, 11/1/35, Pool #255933	166,710
33,925	5.50%, 11/1/35, Pool #843798	37,073
107,931	5.50%, 11/1/35, Pool #831105	117,945

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$261,041	5.50%, 11/1/35, Pool #844342	$285,260
74,787	5.50%, 11/1/35, Pool #817677	81,726
23,009	5.50%, 11/1/35, Pool #848193	25,144
38,608	5.50%, 12/1/35, Pool #256022	42,190
18,751	5.50%, 12/1/35, Pool #848358	20,491
60,985	5.50%, 12/1/35, Pool #745087	66,643
78,431	5.50%, 12/1/35, Pool #AE0115	86,265
88,085	5.50%, 1/1/36, Pool #848983	96,258
64,291	5.50%, 1/1/36, Pool #845354	70,255
107,599	5.50%, 1/1/36, Pool #190367	117,582
869,891	5.50%, 1/1/36, Pool #932027	950,599
601,957	5.50%, 1/1/36, Pool #AD7715	657,806
23,908	5.50%, 4/1/36, Pool #868734	26,007
29,190	5.50%, 4/1/36, Pool #868574	31,753
65,866	5.50%, 4/1/36, Pool #745418	71,977
126,299	5.50%, 6/1/36, Pool #893370	137,385
964,508	5.50%, 7/1/36, Pool #995112	1,055,200
52,813	5.50%, 11/1/36, Pool #888173	57,713
94,916	5.50%, 1/1/37, Pool #888538	103,723
531,396	6.00%, 3/1/37, Pool #889506	585,514
143,544	5.50%, 8/1/37, Pool #888893	156,861
730,615	6.00%, 9/1/37, Pool #888637	799,885
53,508	6.00%, 9/1/37, Pool #942981	60,020
547,986	6.00%, 10/1/37, Pool #995073	614,668
561,273	Class HF, Series 2007-91, 0.50%, 10/25/37(a)	562,984
534,878	6.00%, 1/1/38, Pool #889371	599,965

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$953,515	6.00%, 2/1/38, Pool #995899	$1,043,919
189,683	6.00%, 3/1/38, Pool #889219	212,765
109,232	6.00%, 7/1/38, Pool #889733	122,523
1,163,683	6.00%, 7/1/38, Pool #889683	1,271,467
66,160	5.50%, 10/1/38, Pool #889977	72,299
753,769	6.00%, 11/1/38, Pool #AD0095	825,235
1,306,713	6.00%, 9/1/39, Pool #AE0831	1,430,604
466,431	6.00%, 1/1/40, Pool #AD0732	523,189
2,067,004	6.00%, 4/1/40, Pool #AL1095	2,262,978
543,928	Class BF, Series 2010-27, 0.80%, 4/25/40(a)	548,403
673,090	6.00%, 5/1/40, Pool #AL2129	754,996
2,754,893	4.50%, 8/1/40, Pool #AE0217	2,976,059
459,596	4.50%, 3/1/41, Pool #AB2483	504,666
448,870	4.50%, 4/1/41, Pool #AH8419	492,888
3,027,065	4.00%, 9/1/41, Pool #AL2513	3,241,205
6,784,082	4.00%, 9/1/41, Pool #AL2514	7,264,002
730,683	4.50%, 10/1/41, Pool #AH7962	801,058
2,405,087	4.00%, 10/1/41, Pool #AL2512	2,575,229
537,195	4.50%, 10/1/41, Pool #AJ2075	585,175
56,748	6.00%, 1/1/42, Pool #AL2128	63,654
1,800,000	3.00%, 1/25/42	1,886,063
5,100,000	3.50%, 1/25/42	5,437,276
193,338	4.00%, 2/1/42, Pool #AK3436	207,524
64,258	3.50%, 4/1/42, Pool #AK7891	68,563
327,750	3.50%, 5/1/42, Pool #AO1934	350,425
151,035	3.50%, 5/1/42, Pool #AO3050	161,914
24,864	3.50%, 5/1/42, Pool #AO4331	26,584

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$100,888	3.50%, 5/1/42, Pool #AB5120	$107,737
73,105	3.50%, 5/1/42, Pool #AK2972	78,163
2,059,389	3.50%, 7/1/42, Pool #AO2652	2,201,861
668,951	3.50%, 7/1/42, Pool #AO2049	715,231
70,284	3.50%, 8/1/42, Pool #AP5765	75,147
24,857	3.50%, 8/1/42, Pool #AP4249	26,523
123,649	3.50%, 9/1/42, Pool #AP4410	132,938
692,063	3.50%, 9/1/42, Pool #AP4091	744,051
2,891,705	3.50%, 9/1/42, Pool #AP6335	3,105,313
43,711	3.50%, 9/1/42, Pool #AP8213	46,735
269,825	3.50%, 10/1/42, Pool #AQ0396	288,492
13,000,000	4.50%, 1/25/43	14,042,538
500,000	4.00%, 1/25/43	535,938
2,900,000	5.00%, 1/25/43	3,141,062

		88,503,068

Government National Mortgage Association (4.7%)
23,120	5.00%, 11/20/39, Pool #4578	25,584
34,633	5.00%, 2/20/40, Pool #4637	38,378
75,101	5.00%, 3/20/40, Pool #4658	83,222
123,308	5.00%, 6/20/40, Pool #4715	136,185
205,307	5.00%, 6/20/40, Pool #783069	226,745
100,192	5.00%, 7/20/40, Pool #4747	111,027
28,879	5.00%, 7/20/40, Pool #783050	32,004
204,855	5.00%, 9/20/40, Pool #4802	227,348
78,012	5.00%, 10/20/40, Pool #783232	86,158
1,439,529	5.00%, 2/20/41, Pool #783278	1,597,687

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$2,771,982	4.50%, 3/20/41, Pool #4978	$3,049,922
2,700,077	4.00%, 5/20/41, Pool #5054	2,961,993
1,289,793	5.00%, 7/20/41, Pool #783366	1,424,470
309,031	Class F, Series 2012-59, 0.70%, 5/20/42(a)	310,552
1,976,798	3.00%, 9/15/42, Pool #AB2876	2,104,419
470,000	Class LF, Series 2012-149, 0.50%, 12/20/42(a)(c)	470,514
2,900,000	5.00%, 1/15/43	3,163,264

		16,049,472

Total U.S. Government Agency Mortgages (Cost $109,508,029)		109,294,505

U.S.Treasury Obligations (25.8%):
U.S. Treasury Inflation Index Bonds (25.8%)
8,627,000	0.75%, 2/15/42	9,672,515
8,388,000	2.75%, 11/15/42	8,081,318
12,134,000	0.25%, 4/30/14	12,139,218
16,879,000	0.25%, 9/30/14	16,882,950
17,310,000	0.25%, 11/30/14	17,310,674
8,944,000	0.13%, 12/31/14	8,921,640
3,588,000	0.25%, 12/15/15	3,577,347
2,914,000	0.75%, 12/31/17	2,918,782
4,008,000	1.00%, 11/30/19	3,969,171
4,969,000	1.13%, 12/31/19	4,955,027
4,278,000	1.63%, 11/15/22	4,231,207

		92,659,849

Total U.S.Treasury Obligations (Cost $92,573,359)		92,659,849

Unaffiliated Investment Company (12.7%):
45,501,146	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(d)	45,501,146

Total Unaffiliated Investment Company (Cost $45,501,146)		45,501,146

Total Investment Securities (Cost $384,259,132)(e) — 107.8%		385,778,114
Net other assets (liabilities) — (7.8%)		(28,078,632)

Net Assets — 100.0%		$357,699,482

Percentages indicated are based on net assets as of December 31, 2012.

GO—General Obligation

REMIC—Real Estate Mortgage Investment Conduit

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments, continued

December 31, 2012

(a)	Variable rate security. The rate presented represents the rate in effect at December 31, 2012. The date presented represents the final maturity date.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2012. The total of all such securities represent 0.13% of the net assets of the fund.

(d)	The rate represents the effective yield at December 31, 2012.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Pyramis Core Bond Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$384,259,132

Investment securities, at value	$385,778,114
Interest and dividends receivable	1,589,168
Receivable for capital shares issued	91,901
Receivable for investments sold	10,054,905

Total Assets	397,514,088

Liabilities:
Payable for investments purchased	39,487,866
Payable for capital shares redeemed	66,179
Manager fees payable	151,183
Administration fees payable	2,354
Distribution fees payable	75,592
Custodian fees payable	10,938
Administrative and compliance services fees payable	1,907
Other accrued liabilities	18,587

Total Liabilities	39,814,606

Net Assets	$357,699,482

Net Assets Consist of:
Capital	$354,246,993
Accumulated net investment income/(loss)	1,418,008
Accumulated net realized gains/(losses) from investment transactions	515,499
Net unrealized appreciation/(depreciation) on investments	1,518,982

Net Assets	$357,699,482

Shares of beneficial interest (unlimited number of shares authorized, no par value)	35,540,468
Net Asset Value (offering and redemption price per share)	$10.06

Statement of Operations

For the Period Ended December 31, 2012(a)

Investment Income:
Interest	$1,722,481

Total Investment Income	1,722,481

Expenses:
Manager fees	543,674
Administration fees	6,911
Distribution fees	271,837
Custodian fees	13,581
Administrative and compliance services fees	3,618
Trustee fees	4,953
Professional fees	19,453
Shareholder reports	5,130
Other expenses	3,692

Total expenses	872,849

Net Investment Income/(Loss)	849,632

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	941,037
Change in unrealized appreciation/depreciation on investments	1,518,982

Net Realized/Unrealized Gains/(Losses) on Investments	2,460,019

Change in Net Assets Resulting From Operations	$3,309,651

(a)	For the period September 5, 2012 (commencement of operations) to December 31, 2012.

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statement of Changes in Net Assets

AZL Pyramis Core Bond Fund
September 5, 2012 through December 31, 2012 (a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$849,632
Net realized gains/(losses) on investment transactions	941,037
Change in unrealized appreciation/depreciation on investments	1,518,982

Change in net assets resulting from operations	3,309,651

Capital Transactions:
Proceeds from shares issued	360,117,788
Value of shares redeemed	(5,727,957)

Change in net assets resulting from capital transactions	354,389,831

Change in net assets	357,699,482
Net Assets:
Beginning of period	—

End of period	$357,699,482

Accumulated net investment income/(loss)	$1,418,008

Share Transactions:
Shares issued	36,110,063
Shares redeemed	(569,595)

Change in shares	35,540,468

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Pyramis Core Bond Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	September 5, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.02
Net Realized and Unrealized Gains/(Losses) on Investments	0.04

Total from Investment Activities	0.06

Net Asset Value, End of Period	$10.06

Total Return(b)	0.60	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$357,699
Net Investment Income/(Loss)(d)	0.78%
Expenses Before Reductions(d) (e)	0.80%
Expenses Net of Reductions(d)	0.80%
Portfolio Turnover Rate	303	%(c)

(a)	Period from commencement of operations.

(b)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for period less than one year.

(e)	Excludes fee reductions. If such fee reductions had occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Pyramis Core Bond Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Pyramis Core Bond Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Pyramis Core Bond Fund

Notes to the Financial Statements, continued

December 31, 2012

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Short Sales

The Fund may engage in short sales against the box (i.e., where the fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Pyramis Core Bond Fund

Notes to the Financial Statements, continued

December 31, 2012

Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. There were no securities on loan at December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the period ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the period ended December 31, 2012, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Pyramis Core Bond Fund

Notes to the Financial Statements, continued

December 31, 2012

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Pyramis Global Advisors, LLC. (“PGA”), PGA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the period ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Pyramis Core Bond Fund	0.50%	0.95%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the period ended December 31, 2012, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Pyramis Core Bond Fund

Notes to the Financial Statements, continued

December 31, 2012

of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2012, $847 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the period ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Pyramis Core Bond Fund

Notes to the Financial Statements, continued

December 31, 2012

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities+:
Collateralized Mortgage Obligations	$—	$27,146,557	$—	$27,146,557
Corporate Bonds+	—	90,814,635	—	90,814,635
Yankee Dollars+	—	12,602,848	—	12,602,848
Municipal Bonds	—	7,758,574	—	7,758,574
U.S. Government Agency Mortgages:
Government National Mortgage Association	—	—	470,514	470,514
All other U.S. Government Agency Mortgages+	—	108,823,991	—	108,823,991
U.S. Treasury Obligations	—	92,659,849	—	92,659,849
Unaffiliated Investment Company	45,501,146	—	—	45,501,146

Total Investment Securities	$45,501,146	$340,276,968	$—	$385,778,114

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

	Quantitative Information about Level 3 Fair Value Measurements
Type of Assets	Fair Value at 12/31/2012	Valuation Technique(s)		Unobservable Input(s)
Investment Securities:
U.S. Government Agency Mortgages:
Government National Mortgage Association:
Class LF, Series 2012-149, 0.50%, 12/20/42	$470,514	Recent Transaction	*	Transaction Price

Total Investment Securities	$470,514

*	The fair value measurement was determined based on a recent transaction completed on December 19, 2012.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Pyramis Core Bond Fund

Notes to the Financial Statements, continued

December 31, 2012

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2011	Net realized gains/ (losses)	Change in unrealized appreciation/ (depreciation)	Gross purchases	Transfers in/(out) of Level 3	Balance as of December 31, 2012
Investment Securities:
U.S. Government Agency Mortgages:
Government National Mortgage Association:	$—	$—	$—	$470,514	$—	$470,514

Total Investment Securities	$—	$—	$—	$470,514	$—	$470,514

5.	Security Purchases and Sales

For the period ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Pyramis Core Bond Fund	$1,181,312,511	$853,201,650

For the year ended December 31, 2012, purchases and sales on long-term U.S. government securities were as follows:

	Purchases	Sales
AZL Pyramis Core Bond Fund	$666,480,229	$505,280,636

6.	Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $384,412,530. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$2,048,885
Unrealized depreciation	(683,301)

Net unrealized appreciation	$1,365,584

During the year ended December 31, 2012 there were no dividends paid to shareholders.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Pyramis Core Bond Fund

Notes to the Financial Statements, continued

December 31, 2012

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Pyramis Core Bond Fund	$2,087,237	$1,365,584	$3,452,821

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Pyramis Core Bond Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statements of operations, changes in net assets, and the financial highlights for the period September 5, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period September 5, 2012 to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

26

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

27

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

28

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

29

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

30

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

31

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	SARRPT1212 02/13

AZL® Russell 1000 Growth Index Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 13

Statement of Operations Page 13

Statements of Changes in Net Assets Page 14

Financial Highlights Page 15

Notes to the Financial Statements Page 16

Report of Independent Registered Public Accounting Firm Page 24

Other Federal Income Tax Information Page 25

Other Information Page 26

Approval of Investment Advisory and Subadvisory Agreements Page 27

Information about the Board of Trustees and Officers Page 31

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Growth Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Growth Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Russell 1000 Growth Index Fund returned 14.40%. That compared to a 15.26% total return for its benchmark, the Russell 1000® Growth Index1.

The Fund attempts to replicate the performance of the Russell 1000® Growth index of large-cap growth U.S. stocks. U.S. equities delivered strong returns during the 12 months through December 31, 2012, though performance was uneven during the period. Early in the period, U.S. equities rallied in response to a range of factors, including positive economic indicators in the United States. However, investors later in the period grew concerned about the depth of the European debt crisis—including growing financial issues in countries such as Greece and Spain. Meanwhile, an economic slowdown in China and a disappointing March jobs report in the U.S. fueled additional concerns about the state of the global economy. Equities ended up giving back much of their year-to-date gains by the end of May.

Equity markets rebounded in June as investors anticipated stimulus actions by the world’s central banks. U.S. stocks advanced through the third quarter as investors responded favorably to an announcement by the European Central Bank to buy unlimited amounts of short-term sovereign debt, and by the U.S. Federal Reserve’s decision to continue purchasing agency mortgage-backed securities until the U.S. unemployment rate improved.

In the fall, concerns resurfaced about the state of the global economy. Investors also responded negatively to the uncertainty surrounding the

U.S. presidential election and how the White House and Congress would avoid the so-called “fiscal cliff,” a variety of tax increases and spending cuts scheduled to take effect in January 2013. Still, equities finished the year strongly, rallying from mid-November through the end of the period.

The health care (+23.76%) and financials (+22.29%) sectors were among the strongest performers in the benchmark during the period. The consumer discretionary sector (+20.19%) also performed well, as did materials (+18.21%), which rebounded from significant losses in 2011.

Utilities (-3.88%), the worst-performing sector during the period, suffered as investors sought out riskier investments with more return potential.

The underperformance of the Fund compared to its benchmark was the result of Fund expenses that are not incurred by the benchmark. Although the fund did invest in derivative instruments during the period, they had no significant impact on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Russell 1000 Growth Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Growth Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.

The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the Index and the Fund’s performance.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Returns as of December 31, 2012

	1 Year	Since Inception (4/30/10)
AZL® Russell 1000 Growth Index Fund	14.40%	9.57%

Russell 1000® Growth Index	15.26%	10.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Russell 1000 Growth Index Fund	0.82%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.84% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Russell 1000 Growth Fund	$1,000.00	$1,043.40	$4.06	0.79%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Russell 1000 Growth Fund	$1,000.00	$1,021.17	$4.01	0.79%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Information Technology	29.8
Consumer Discretionary	16.6
Consumer Staples	12.3
Industrials	12.3
Health Care	11.8
Financials	4.4
Energy	4.0
Materials	3.8
Telecommunication Services	2.2

Investments	Percent of net assets (%)
Utilities	0.2

Total Common Stock	97.4
Unaffiliated Investment Company	2.4
Securities Held as Collateral for Securities on Loan	1.4

Total Investment Securities	101.2
Net other assets (liabilities)	(1.2)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value
Common Stocks (97.4%):
Aerospace & Defense (3.4%):
1,993	BE Aerospace, Inc.*	$98,454
13,584	Boeing Co. (The)	1,023,690
15,648	Honeywell International, Inc.	993,179
4,665	Lockheed Martin Corp.	430,533
2,918	Precision Castparts Corp.	552,728
2,913	Rockwell Collins, Inc.	169,449
546	Spirit AeroSystems Holdings, Inc., Class A*	9,266
322	Textron, Inc.	7,982
1,027	TransDigm Group, Inc.	140,042
356	Triumph Group, Inc.	23,247
18,302	United Technologies Corp.	1,500,946

		4,949,516

Air Freight & Logistics (1.0%):
3,266	C.H. Robinson Worldwide, Inc.	206,477
3,856	Expeditors International of Washington, Inc.	152,505
396	FedEx Corp.	36,321
14,548	United Parcel Service, Inc., Class B	1,072,623

		1,467,926

Airlines (0.2%):
526	Copa Holdings SA, Class A	52,311
10,945	Delta Air Lines, Inc.*	129,917
3,038	Southwest Airlines Co.	31,109
6,702	United Continental Holdings, Inc.*	156,693

		370,030

Auto Components (0.4%):
484	Allison Transmission Holdings, Inc.	9,883
2,302	BorgWarner, Inc.*	164,870
6,592	Delphi Automotive plc*	252,144
2,960	Gentex Corp.	55,707
4,992	Goodyear Tire & Rubber Co.*	68,940
1,420	Tesla Motors, Inc.*^	48,095
45	Visteon Corp.*	2,422

		602,061

Automobiles (0.2%):
4,649	Harley-Davidson, Inc.	227,057
88	Thor Industries, Inc.	3,294

		230,351

Beverages (3.8%):
2,625	Brown-Forman Corp., Class B	166,031
78,016	Coca-Cola Co. (The)	2,828,079
405	Coca-Cola Enterprises, Inc.	12,851
4,254	Dr Pepper Snapple Group, Inc.	187,942
2,895	Monster Beverage Corp.*	153,088
31,409	PepsiCo, Inc.	2,149,318

		5,497,309

Shares		Fair Value
Common Stocks, continued
Biotechnology (3.7%):
3,858	Alexion Pharmaceuticals, Inc.*	$361,919
15,618	Amgen, Inc.	1,348,145
3,310	ARIAD Pharmaceuticals, Inc.*	63,486
4,811	Biogen Idec, Inc.*	705,629
2,470	BioMarin Pharmaceutical, Inc.*	121,648
8,847	Celgene Corp.*	696,436
15,209	Gilead Sciences, Inc.*	1,117,101
1,879	Incyte Corp.*^	31,210
1,442	Medivation, Inc.*	73,773
1,663	Myriad Genetics, Inc.*	45,317
1,299	Onyx Pharmaceuticals, Inc.*	98,113
1,551	Regeneron Pharmaceuticals, Inc.*	265,330
1,037	United Therapeutics Corp.*	55,397
4,239	Vertex Pharmaceuticals, Inc.*	177,784

		5,161,288

Building Products (0.1%):
444	Armstrong World Industries, Inc.	22,524
488	Fortune Brands Home & Security, Inc.*	14,259
1,048	Lennox International, Inc.	55,041
7,200	Masco Corp.	119,952

		211,776

Capital Markets (0.8%):
775	Affiliated Managers Group, Inc.*	100,866
1,341	BlackRock, Inc.+	277,198
2,315	Eaton Vance Corp.^	73,733
1,532	Federated Investors, Inc.^	30,992
641	Franklin Resources, Inc.	80,574
2,291	Lazard, Ltd., Class A	68,363
2,771	SEI Investments Co.	64,675
5,123	T. Rowe Price Group, Inc.	333,661
1,758	Waddell & Reed Financial, Inc., Class A	61,214

		1,091,276

Chemicals (3.4%):
1,381	Airgas, Inc.	126,071
1,021	Albemarle Corp.	63,425
3,144	Celanese Corp., Series A	140,002
296	CF Industries Holdings, Inc.	60,135
18,818	E.I. du Pont de Nemours & Co.	846,246
2,514	Eastman Chemical Co.	171,078
5,222	Ecolab, Inc.	375,462
2,754	FMC Corp.	161,164
1,635	International Flavor & Fragrances, Inc.	108,793
475	Intrepid Potash, Inc.	10,113
458	LyondellBasell Industries NV, Class A	26,147
10,713	Monsanto Co.	1,013,986
173	NewMarket Corp.	45,361

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
3,058	PPG Industries, Inc.	$413,900
5,998	Praxair, Inc.	656,481
436	Rockwood Holdings, Inc.	21,565
1,034	RPM International, Inc.	30,358
744	Scotts Miracle-Gro Co. (The)	32,773
1,744	Sherwin Williams Co.	268,262
2,428	Sigma Aldrich Corp.	178,652
1,878	Valspar Corp. (The)	117,187
1,387	W. R. Grace & Co.*	93,248
108	Westlake Chemical Corp.^	8,564

		4,968,973

Commercial Banks (0.0%):
155	Signature Bank*	11,058

Commercial Services & Supplies (0.3%):
975	Cintas Corp.	39,878
971	Clean Harbors, Inc.*	53,415
2,080	Copart, Inc.*	61,360
148	Covanta Holding Corp.	2,726
3,096	Iron Mountain, Inc.	96,131
2,112	Pitney Bowes, Inc.^	22,472
1,287	Rollins, Inc.	28,365
1,709	Stericycle, Inc.*	159,397
135	Waste Connections, Inc.	4,562

		468,306

Communications Equipment (1.9%):
1,096	Acme Packet, Inc.*	24,244
193	EchoStar Corp., Class A*	6,604
1,594	F5 Networks, Inc.*	154,857
676	Harris Corp.	33,097
5,865	Motorola Solutions, Inc.	326,563
107	Palo Alto Networks, Inc.*^	5,727
34,427	QUALCOMM, Inc.	2,135,162
3,183	Riverbed Technology, Inc.*	62,769

		2,749,023

Computers & Peripherals (7.7%):
18,778	Apple, Inc.	10,009,237
91	Diebold, Inc.	2,786
42,168	EMC Corp.*	1,066,850
1,339	Fusion-io, Inc.*^	30,703
3,150	NCR Corp.*	80,262
4,891	NetApp, Inc.*	164,093
256	Stratasys, Ltd.*^	20,518
1,888	Western Digital Corp.	80,221

		11,454,670

Construction & Engineering (0.1%):
1,167	Chicago Bridge & Iron Co. NV	54,090
2,539	Fluor Corp.	149,141

		203,231

Construction Materials (0.0%):
462	Martin Marietta Materials, Inc.^	43,557

Shares		Fair Value
Common Stocks, continued
Consumer Finance (0.5%):
12,930	American Express Co.	$743,216

Containers & Packaging (0.2%):
462	AptarGroup, Inc.	22,047
3,146	Ball Corp.	140,784
729	Crown Holdings, Inc.*	26,834
2,387	Owens-Illinois, Inc.*	50,771
1,818	Packaging Corp. of America	69,938
150	Rock-Tenn Co., Class A	10,487
967	Silgan Holdings, Inc.	40,218

		361,079

Distributors (0.2%):
3,131	Genuine Parts Co.	199,069
5,923	LKQ Corp.*	124,975

		324,044

Diversified Consumer Services (0.1%):
1,891	Apollo Group, Inc., Class A*	39,560
3,406	H&R Block, Inc.	63,249
447	ITT Educational Services, Inc.*	7,738
539	Weight Watchers International, Inc.^	28,222

		138,769

Diversified Financial Services (0.4%):
1,488	CBOE Holdings, Inc.	43,836
1,461	IntercontinentalExchange, Inc.*	180,886
971	Leucadia National Corp.^	23,100
891	LPL Financial Holdings, Inc.	25,091
3,939	Moody’s Corp.	198,211
2,484	MSCI, Inc., Class A*	76,979

		548,103

Diversified Telecommunication Services (1.8%):
1,658	Level 3 Communications, Inc.*^	38,316
2,984	TW Telecom, Inc.*	76,002
57,056	Verizon Communications, Inc.	2,468,814
6,958	Windstream Corp.^	57,612

		2,640,744

Electric Utilities (0.1%):
1,021	ITC Holdings Corp.	78,525

Electrical Equipment (1.1%):
4,842	AMETEK, Inc.	181,914
2,397	Babcock & Wilcox Co. (The)	62,801
1,708	Eaton Corp. plc	92,554
12,390	Emerson Electric Co.	656,175
56	General Cable Corp.*	1,703
971	Hubbell, Inc., Class B	82,176
931	Polypore International, Inc.*^	43,292
2,866	Rockwell Automation, Inc.	240,715
1,957	Roper Industries, Inc.	218,166

		1,579,496

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components (0.4%):
3,254	Amphenol Corp., Class A	$210,534
618	Dolby Laboratories, Inc., Class A^	18,126
2,560	FLIR Systems, Inc.	57,114
633	IPG Photonics Corp.^	42,189
627	Jabil Circuit, Inc.	12,095
1,822	National Instruments Corp.	47,026
2,516	Trimble Navigation, Ltd.*	150,406

		537,490

Energy Equipment & Services (2.1%):
366	Atwood Oceanics, Inc.*	16,759
3,799	Cameron International Corp.*	214,491
400	CARBO Ceramics, Inc.^	31,336
1,499	Dresser-Rand Group, Inc.*	84,154
4,802	FMC Technologies, Inc.*	205,670
5,913	Halliburton Co.	205,122
461	Helmerich & Payne, Inc.	25,821
1,951	National-Oilwell Varco, Inc.	133,351
2,179	Oceaneering International, Inc.	117,208
956	Oil States International, Inc.*	68,392
994	RPC, Inc.^	12,167
26,781	Schlumberger, Ltd.	1,855,656
176	SEACOR Holdings, Inc.	14,749

		2,984,876

Food & Staples Retailing (2.6%):
8,701	Costco Wholesale Corp.	859,398
5,199	CVS Caremark Corp.	251,372
553	Fresh Market, Inc. (The)*	26,594
10,595	Kroger Co. (The)	275,682
615	Safeway, Inc.^	11,125
6,199	Sysco Corp.	196,260
26,781	Wal-Mart Stores, Inc.	1,827,268
3,686	Whole Foods Market, Inc.	336,642

		3,784,341

Food Products (1.4%):
2,775	Campbell Soup Co.^	96,820
3,234	Dean Foods Co.*	53,393
2,192	Flowers Foods, Inc.	51,008
10,179	General Mills, Inc.	411,333
2,358	Green Mountain Coffee Roasters, Inc.*^	97,527
4,002	H.J. Heinz Co.	230,835
3,014	Hershey Co.	217,671
2,068	Hillshire Brands Co.	58,194
1,508	Hormel Foods Corp.	47,065
345	Ingredion, Inc.	22,228
4,586	Kellogg Co.	256,128
611	Kraft Foods Group, Inc., Class A	27,782
2,663	McCormick & Co.	169,180
4,095	Mead Johnson Nutrition Co.	269,820

Shares		Fair Value
Common Stocks, continued
Food Products, continued
1,833	Mondelez International, Inc., Class A	$46,687
266	WhiteWave Foods Co., Class A*^	4,134

		2,059,805

Gas Utilities (0.1%):
4,174	ONEOK, Inc.	178,438
743	Questar Corp.+	14,682

		193,120

Health Care Equipment & Supplies (1.9%):
10,117	Baxter International, Inc.	674,399
3,794	Becton, Dickinson & Co.	296,653
1,685	C.R. Bard, Inc.	164,692
291	Cooper Cos., Inc. (The)	26,912
499	Covidien plc	28,812
1,238	DENTSPLY International, Inc.	49,037
2,301	Edwards Lifesciences Corp.*	207,481
1,110	IDEXX Laboratories, Inc.*	103,008
797	Intuitive Surgical, Inc.*	390,825
1,297	Medtronic, Inc.	53,203
2,873	ResMed, Inc.^	119,431
190	Sirona Dental Systems, Inc.*	12,247
4,859	St. Jude Medical, Inc.	175,604
4,577	Stryker Corp.	250,911
1,159	Thoratec Corp.*	43,486
2,239	Varian Medical Systems, Inc.*	157,267
365	Zimmer Holdings, Inc.	24,331

		2,778,299

Health Care Providers & Services (1.7%):
4,730	AmerisourceBergen Corp.	204,241
3,753	Cardinal Health, Inc.	154,549
4,109	Catamaran Corp.*	193,575
1,888	DaVita, Inc.*	208,681
16,176	Express Scripts Holding Co.*	873,504
2,151	HCA Holdings, Inc.	64,896
1,009	Henry Schein, Inc.*	81,184
1,944	Laboratory Corp. of America Holdings*	168,389
4,727	McKesson, Inc.	458,330
1,747	Patterson Companies, Inc.	59,800
387	Quest Diagnostics, Inc.	22,550
106	Tenet Healthcare Corp.*	3,442
96	Universal Health Services, Inc., Class B	4,642
423	WellPoint, Inc.	25,769

		2,523,552

Health Care Technology (0.2%):
2,910	Cerner Corp.*	225,932

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure (3.4%):
853	Bally Technologies, Inc.*	$38,138
1,554	Brinker International, Inc.	48,158
637	Chipotle Mexican Grill, Inc.*	189,482
37	Choice Hotels International, Inc.^	1,244
2,590	Darden Restaurants, Inc.	116,731
1,439	Dunkin’ Brands Group, Inc.^	47,746
3,027	International Game Technology	42,893
7,980	Las Vegas Sands Corp.	368,357
4,707	Marriott International, Inc., Class A	175,430
20,409	McDonald’s Corp.	1,800,278
573	Panera Bread Co., Class A*	91,010
98	Penn National Gaming, Inc.*	4,813
15,233	Starbucks Corp.	816,793
3,969	Starwood Hotels & Resorts Worldwide, Inc.	227,662
2,930	Wyndham Worldwide Corp.	155,905
1,601	Wynn Resorts, Ltd.	180,096
9,249	Yum! Brands, Inc.	614,134

		4,918,870

Household Durables (0.2%):
376	D.R. Horton, Inc.	7,437
183	Garmin, Ltd.^	7,470
389	Jarden Corp.*	20,111
91	NVR, Inc.*	83,720
1,175	Tempur-Pedic International, Inc.*^	37,001
1,125	Tupperware Brands Corp.	72,113

		227,852

Household Products (1.3%):
1,737	Church & Dwight Co., Inc.	93,051
175	Clorox Co. (The)	12,814
8,789	Colgate-Palmolive Co.	918,802
7,040	Kimberly-Clark Corp.	594,387
4,017	Procter & Gamble Co. (The)	272,714

		1,891,768

Industrial Conglomerates (1.0%):
12,527	3M Co.	1,163,131
134	Carlisle Cos., Inc.	7,874
3,975	Danaher Corp.	222,203

		1,393,208

Insurance (0.5%):
376	Allied World Assurance Co. Holdings AG	29,629
562	Aon plc	31,247
281	Arch Capital Group, Ltd.*	12,370
2,404	Arthur J. Gallagher & Co.	83,299
193	Brown & Brown, Inc.	4,914

Shares		Fair Value
Common Stocks, continued
Insurance, continued
83	Endurance Specialty Holdings, Ltd.	$3,294
517	Erie Indemnity Co., Class A	35,787
380	Hanover Insurance Group, Inc. (The)	14,721
8,689	Marsh & McLennan Cos., Inc.	299,509
3,391	Travelers Cos., Inc. (The)	243,542
280	Validus Holdings, Ltd.	9,682

		767,994

Internet & Catalog Retail (1.9%):
7,265	Amazon.com, Inc.*	1,824,532
1,100	Expedia, Inc.	67,595
802	Groupon, Inc.*^	3,914
529	HomeAway, Inc.*^	11,638
1,613	Liberty Media Corp. – Interactive, Class A*	31,744
149	Liberty Ventures, Inc., Series A*	10,096
1,114	Netflix, Inc.*	103,357
999	Priceline.com, Inc.*	620,579
1,726	TripAdvisor, Inc.*	72,423

		2,745,878

Internet Software & Services (4.0%):
3,325	Akamai Technologies, Inc.*	136,026
397	AOL, Inc.	11,755
23,260	eBay, Inc.*	1,186,725
965	Equinix, Inc.*	198,983
8,459	Facebook, Inc., Class A*	225,263
5,198	Google, Inc., Class A*	3,687,304
256	IAC/InterActiveCorp	12,109
1,245	LinkedIn Corp., Class A*	142,951
2,195	Rackspace Hosting, Inc.*	163,023
2,937	VeriSign, Inc.*	114,014

		5,878,153

IT Services (7.0%):
12,931	Accenture plc, Class A	859,911
1,013	Alliance Data Systems Corp.*^	146,642
9,822	Automatic Data Processing, Inc.	559,952
2,538	Broadridge Financial Solutions, Inc.	58,069
6,115	Cognizant Technology Solutions Corp., Class A*	452,816
127	DST Systems, Inc.	7,696
2,267	Fiserv, Inc.*	179,161
958	FleetCor Technologies, Inc.*	51,397
1,891	Gartner, Inc.*	87,024
2,028	Genpact, Ltd.	31,434
1,570	Global Payments, Inc.	71,121
21,891	International Business Machines Corp.	4,193,220
1,753	Jack Henry & Associates, Inc.	68,823

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
IT Services, continued
1,654	Lender Processing Services, Inc.	$40,721
2,178	MasterCard, Inc., Class A	1,070,008
1,316	NeuStar, Inc., Class A*	55,180
6,066	Paychex, Inc.	188,895
2,113	SAIC, Inc.	23,919
3,388	Teradata Corp.*	209,683
2,785	Total System Services, Inc.	59,655
730	Vantive, Inc., Class A*	14,907
2,139	VeriFone Systems, Inc.*	63,486
10,495	Visa, Inc., Class A	1,590,832
12,309	Western Union Co.	167,525

		10,252,077

Leisure Equipment & Products (0.3%):
2,062	Hasbro, Inc.^	74,026
5,294	Mattel, Inc.	193,866
1,304	Polaris Industries, Inc.	109,732

		377,624

Life Sciences Tools & Services (0.6%):
6,981	Agilent Technologies, Inc.	285,803
1,916	Bruker Corp.*	29,257
640	Charles River Laboratories International, Inc.*	23,981
65	Covance, Inc.*	3,755
2,483	Illumina, Inc.*^	138,030
350	Life Technologies Corp.*	17,178
634	Mettler-Toledo International, Inc.*	122,552
753	Techne Corp.	51,460
1,785	Waters Corp.*	155,509

		827,525

Machinery (3.0%):
13,104	Caterpillar, Inc.	1,173,855
175	Colfax Corp.*	7,061
3,860	Cummins, Inc.	418,231
7,988	Deere & Co.	690,323
3,008	Donaldson Co., Inc.	98,783
949	Flowserve Corp.	139,313
1,226	Graco, Inc.	63,127
302	IDEX Corp.	14,052
8,072	Illinois Tool Works, Inc.	490,858
4,919	Ingersoll-Rand plc	235,916
404	ITT Corp.	9,478
2,125	Joy Global, Inc.	135,533
1,666	Lincoln Electric Holdings, Inc.	81,101
2,033	Manitowoc Co., Inc. (The)	31,877
1,193	Nordson Corp.	75,302
1,614	PACCAR, Inc.	72,969
2,329	Pall Corp.	140,346
1,371	Parker Hannifin Corp.	116,617
248	Snap-On, Inc.	19,590

Shares		Fair Value
Common Stocks, continued
Machinery, continued
295	SPX Corp.	$20,694
142	Timken Co.	6,792
1,173	Toro Co.	50,416
471	Valmont Industries, Inc.	64,315
1,192	WABCO Holdings, Inc.*	77,706
953	Wabtec Corp.	83,426
375	Xylem, Inc.	10,163

		4,327,844

Marine (0.0%):
55	Alexander & Baldwin, Inc.*	1,615
810	Kirby Corp.*	50,131
55	Matson, Inc.	1,360

		53,106

Media (4.3%):
1,169	AMC Networks, Inc., Class A*	57,866
413	Cablevision Systems Corp., Class A	6,170
2,182	CBS Corp., Class B	83,025
966	Charter Communications, Inc., Class A*	73,648
2,337	Cinemark Holdings, Inc.	60,715
459	Clear Channel Outdoor Holdings, Inc., Class A	3,222
25,670	Comcast Corp., Class A	959,545
12,135	DIRECTV, Inc., Class A*	608,692
4,798	Discovery Communications, Inc., Class A*	304,577
3,210	DISH Network Corp., Class A	116,844
492	Interpublic Group of Cos., Inc. (The)	5,422
434	John Wiley & Sons, Inc., Class A	16,896
1,308	Lamar Advertising Co.*^	50,685
5,268	Liberty Global, Inc., Class A*	331,831
131	Liberty Media Corp. – Liberty Capital, Class A*	15,197
67	Madison Square Garden, Inc., Class A*	2,971
5,617	McGraw-Hill Cos., Inc. (The)	307,081
485	Morningstar, Inc.	30,473
14,471	News Corp., Class A	369,589
5,475	Omnicom Group, Inc.	273,531
2,125	Pandora Media, Inc.*^	19,508
655	Regal Entertainment Group, Class A^	9,137
1,713	Scripps Networks Interactive, Class A	99,217
76,332	Sirius XM Radio, Inc.	220,599
6,276	Time Warner Cable, Inc.	609,964
10,600	Viacom, Inc., Class B	559,044
5,578	Virgin Media, Inc.^	204,992

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Media, continued
13,209	Walt Disney Co. (The)	$657,676

		6,058,117

Metals & Mining (0.2%):
1,811	Allied Nevada Gold Corp.*	54,565
64	Carpenter Technology Corp.	3,304
679	Compass Minerals International, Inc.	50,728
308	Molycorp, Inc.*^	2,908
1,286	Royal Gold, Inc.	104,566
2,462	Southern Copper Corp.	93,211
876	Steel Dynamics, Inc.	12,027
336	Tahoe Resources, Inc.*	6,156

		327,465

Multiline Retail (0.5%):
1,172	Big Lots, Inc.*	33,355
3,709	Dollar General Corp.*	163,530
4,658	Dollar Tree, Inc.*	188,928
1,941	Family Dollar Stores, Inc.	123,079
359	Kohl’s Corp.	15,430
1,099	Macy’s, Inc.	42,883
3,158	Nordstrom, Inc.	168,953
725	Target Corp.	42,898

		779,056

Office Electronics (0.0%):
152	Zebra Technologies Corp., Class A*	5,971

Oil, Gas & Consumable Fuels (1.9%):
4,214	Cabot Oil & Gas Corp.	209,604
2,819	Cheniere Energy, Inc.*	52,941
3,539	Cobalt International Energy, Inc.*	86,918
2,089	Concho Resources, Inc.*	168,290
853	Continental Resources, Inc.*	62,687
5,414	EOG Resources, Inc.	653,957
870	Golar LNG, Ltd.	31,999
9,811	Kinder Morgan, Inc.	346,623
1,529	Kosmos Energy LLC*	18,883
361	Laredo Petroleum Holdings, Inc.*^	6,556
786	Noble Energy, Inc.	79,968
2,063	Pioneer Natural Resources Co.	219,895
3,257	Range Resources Corp.	204,637
1,087	SM Energy Co.	56,752
2,455	Southwestern Energy Co.*	82,022
309	Whiting Petroleum Corp.*	13,401
13,540	Williams Cos., Inc. (The)	443,300
426	World Fuel Services Corp.	17,538

		2,755,971

Shares		Fair Value
Common Stocks, continued
Personal Products (0.4%):
6,714	Avon Products, Inc.	$96,413
4,621	Estee Lauder Co., Inc. (The), Class A	276,613
2,350	Herbalife, Ltd.^	77,409
1,097	Nu Skin Enterprises, Inc., Class A^	40,644

		491,079

Pharmaceuticals (3.7%):
29,955	Abbott Laboratories	1,962,053
6,095	Allergan, Inc.	559,094
30,800	Bristol-Myers Squibb Co.	1,003,772
7,490	Eli Lilly & Co.	369,407
1,442	Endo Health Solutions, Inc.*	37,881
12,410	Johnson & Johnson Co.	869,941
7,491	Mylan, Inc.*	205,853
1,876	Perrigo Co.	195,160
1,186	Salix Pharmaceuticals, Ltd.*	48,009
3,456	Warner Chilcott plc, Class A	41,610
2,559	Watson Pharmaceuticals, Inc.*	220,074

		5,512,854

Professional Services (0.3%):
596	Dun & Bradstreet Corp.^	46,875
2,183	Equifax, Inc.	118,144
1,021	IHS, Inc., Class A*	98,016
647	Nielsen Holdings NV*	19,792
2,832	Robert Half International, Inc.	90,114
2,550	Verisk Analytics, Inc., Class A*	130,051

		502,992

Real Estate Investment Trusts (REITs) (2.1%):
190	American Campus Communities, Inc.	8,765
7,924	American Tower Corp.	612,287
2,042	Apartment Investment & Management Co., Class A	55,257
515	Boston Properties, Inc.	54,492
454	BRE Properties, Inc.	23,077
1,231	Camden Property Trust	83,967
2,445	Digital Realty Trust, Inc.^	165,991
667	Equity Lifestyle Properties, Inc.	44,882
482	Equity Residential Property Trust	27,315
711	Essex Property Trust, Inc.	104,268
1,283	Extra Space Storage, Inc.	46,688
1,011	Federal Realty Investment Trust	105,164
655	HCP, Inc.	29,593
521	Home Properties, Inc.	31,943
98	Kilroy Realty Corp.	4,642
793	Mid-America Apartment Communities, Inc.	51,347
3,252	Plum Creek Timber Co., Inc.	144,291

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
461	Post Properties, Inc.	$23,027
2,865	Public Storage, Inc.	415,310
1,961	Rayonier, Inc.	101,639
1,108	Regency Centers Corp.	52,209
5,121	Simon Property Group, Inc.	809,579
1,873	Tanger Factory Outlet Centers, Inc.	64,057
339	Taubman Centers, Inc.	26,686
3,477	Weyerhaeuser Co.	96,730

		3,183,206

Real Estate Management & Development (0.1%):
6,593	CBRE Group, Inc.*	131,201
252	Realogy Holdings Corp.*	10,574
165	St. Joe Co. (The)*^	3,808

		145,583

Road & Rail (1.3%):
656	Con-way, Inc.	18,250
14,128	CSX Corp.	278,745
2,770	Hertz Global Holdings, Inc.*	45,068
1,811	J.B. Hunt Transport Services, Inc.	108,135
1,727	Kansas City Southern Industries, Inc.	144,170
921	Landstar System, Inc.	48,316
9,564	Union Pacific Corp.	1,202,386

		1,845,070

Semiconductors & Semiconductor Equipment (2.4%):
12,239	Advanced Micro Devices, Inc.*^	29,374
6,479	Altera Corp.	223,137
534	Analog Devices, Inc.	22,460
698	Atmel Corp.*	4,572
4,609	Avago Technologies, Ltd.	145,921
6,860	Broadcom Corp., Class A	227,821
1,855	Cypress Semiconductor Corp.	20,108
878	Freescale Semiconductor Holdings I, Ltd.*^	9,667
75,070	Intel Corp.	1,548,694
1,178	Lam Research Corp.*	42,561
4,623	Linear Technology Corp.	158,569
11,560	LSI Corp.*	81,845
2,979	Maxim Integrated Products, Inc.	87,583
3,911	Microchip Technology, Inc.^	127,459
789	Silicon Laboratories, Inc.*	32,988
3,434	Skyworks Solutions, Inc.*	69,710
419	Teradyne, Inc.*^	7,077
15,443	Texas Instruments, Inc.	477,806
5,300	Xilinx, Inc.	190,270

		3,507,622

Shares		Fair Value
Common Stocks, continued
Software (6.4%):
5,709	Adobe Systems, Inc.*	$215,115
1,880	Ansys, Inc.*	126,599
4,640	Autodesk, Inc.*	164,024
3,247	BMC Software, Inc.*	128,776
375	CA, Inc.	8,243
5,468	Cadence Design Systems, Inc.*	73,873
3,739	Citrix Systems, Inc.*	245,839
214	Compuware Corp.*	2,326
919	Concur Technologies, Inc.*^	62,051
912	FactSet Research Systems, Inc.	80,311
2,607	Fortinet, Inc.*	54,929
2,151	Informatica Corp.*	65,218
5,898	Intuit, Inc.	350,931
1,587	Micros Systems, Inc.*	67,352
151,166	Microsoft Corp.	4,040,666
622	NetSuite, Inc.*	41,861
4,868	Nuance Communications, Inc.*	108,654
76,734	Oracle Corp.	2,556,776
3,873	Red Hat, Inc.*	205,114
421	Rovi Corp.*	6,496
2,786	Salesforce.com, Inc.*	468,327
219	ServiceNow, Inc.*^	6,577
1,230	Solarwinds, Inc.*	64,514
1,405	Solera Holdings, Inc.	75,125
287	Splunk, Inc.*	8,329
760	Symantec Corp.*	14,296
182	Synopsys, Inc.*	5,795
3,346	TIBCO Software, Inc.*	73,645
1,776	VMware, Inc., Class A*	167,193
392	Workday, Inc., Class A*^	21,364
2,428	Zynga, Inc.*	5,754

		9,516,073

Specialty Retail (3.6%):
1,158	Aaron’s, Inc.	32,748
1,484	Advance Auto Parts, Inc.	107,367
3,040	American Eagle Outfitters, Inc.	62,350
2,528	Ascena Retail Group, Inc.*	46,743
381	AutoNation, Inc.*^	15,126
764	AutoZone, Inc.*	270,785
4,669	Bed Bath & Beyond, Inc.*	261,044
844	CarMax, Inc.*	31,684
2,309	Chico’s FAS, Inc.	42,624
1,877	Dick’s Sporting Goods, Inc.	85,385
611	DSW, Inc., Class A	40,137
647	Foot Locker, Inc.	20,782
6,084	Gap, Inc. (The)	188,847
1,374	GNC Holdings, Inc., Class A	45,727
30,740	Home Depot, Inc. (The)	1,901,268
4,848	Limited Brands, Inc. (The)	228,147
3,171	Lowe’s Cos., Inc.	112,634
2,388	O’Reilly Automotive, Inc.*	213,535

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
2,177	PetSmart, Inc.	$148,776
4,549	Ross Stores, Inc.	246,328
2,873	Sally Beauty Holdings, Inc.*	67,717
2,138	Tiffany & Co.	122,593
14,880	TJX Cos., Inc. (The)	631,655
1,451	Tractor Supply Co.	128,210
1,266	Ulta Salon, Cosmetics & Fragrance, Inc.	124,397
2,114	Urban Outfitters, Inc.*	83,207
976	Williams-Sonoma, Inc.	42,720

		5,302,536

Textiles, Apparel & Luxury Goods (1.5%):
991	Carter’s, Inc.*	55,149
5,771	Coach, Inc.	320,348
498	Deckers Outdoor Corp.*^	20,054
1,104	Fossil, Inc.*	102,782
1,966	Hanesbrands, Inc.*	70,422
1,723	Michael Kors Holdings, Ltd.*	87,925
14,526	Nike, Inc., Class B	749,543
1,306	PVH Corp.	144,979
1,238	Ralph Lauren Corp.	185,601
1,577	Under Armour, Inc., Class A*^	76,532
1,760	V.F. Corp.	265,707

		2,079,042

Thrifts & Mortgage Finance (0.0%):
1,430	People’s United Financial, Inc.	17,289

Tobacco (2.8%):
31,711	Altria Group, Inc.	996,360
2,621	Lorillard, Inc.	305,792
31,478	Philip Morris International, Inc.	2,632,820
2,238	Reynolds American, Inc.	92,720

		4,027,692

Trading Companies & Distributors (0.5%):
5,946	Fastenal Co.	277,620
258	MRC Global, Inc.*	7,167

Shares or Principal Amount		Fair Value
Common Stocks, continued
Trading Companies & Distributors, continued
914	MSC Industrial Direct Co., Inc., Class A	$68,897
1,885	United Rentals, Inc.*	85,805
1,173	W.W. Grainger, Inc.	237,380

		676,869

Water Utilities (0.0%):
329	Aqua America, Inc.	8,363

Wireless Telecommunication Services (0.4%):
5,884	Crown Castle International Corp.*	424,589
2,435	SBA Communications Corp., Class A*	172,934

		597,523

Total Common Stocks (Cost $114,598,048)		141,984,014

Securities Held as Collateral for Securities on Loan (1.4%):
$2,113,061	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	$2,113,061

Total Securities Held as Collateral for Securities on Loan (Cost $2,113,061)		2,113,061

Unaffiliated Investment Company (2.4%):
3,557,771	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	3,557,771

Total Unaffiliated Investment Company (Cost $3,557,771)		3,557,771

Total Investment Securities (Cost $120,268,880)(c) — 101.2%		147,654,846
Net other assets (liabilities) — (1.2%)		(1,789,545)

Net Assets — 100.0%		$145,865,301

Percentages indicated are based on net assets as of December 31, 2012.

*	Non-income producing security.

+	Affiliated Securities

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $2,103,319.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(b)	The rate represents the effective yield at December 31, 2012.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Futures Contracts

Cash of $210,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
NASDAQ Index 100 E-Mini March Futures	Long	3/15/13	22	$1,168,310	$(9,842)
S&P 500 Index E-Mini March Futures	Long	3/15/13	39	$2,769,195	(3,993)

					$(13,835)

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in non-affiliates, at cost	$120,012,747
Investments in affiliates, at cost	256,133

Total investment securities, at cost	$120,268,880

Investments in non-affiliates, at value*	$147,362,966
Investments in affiliates, at value	291,880

Total investment securities, at value	147,654,846
Cash	158
Segregated cash for collateral	210,000
Interest and dividends receivable	125,363
Receivable for capital shares issued	29,115
Receivable for variation margin on futures contracts	100,865
Prepaid expenses	44

Total Assets	148,120,391

Liabilities:
Payable for capital shares redeemed	28,148
Payable for collateral received on loaned securities	2,113,061
Manager fees payable	54,161
Administration fees payable	5,431
Distribution fees payable	30,773
Custodian fees payable	7,823
Administrative and compliance services fees payable	783
Other accrued liabilities	14,910

Total Liabilities	2,255,090

Net Assets	$145,865,301

Net Assets Consist of:
Capital	$119,249,122
Accumulated net investment income/(loss)	1,467,963
Accumulated net realized gains/(losses) from investment transactions	(2,223,915)
Net unrealized appreciation/(depreciation) on investments	27,372,131

Net Assets	$145,865,301

Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,549,103
Net Asset Value (offering and redemption price per share)	$12.63

*	Includes securities on loan of $2,103,319.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$2,502,308
Dividends from affiliated securities	6,475
Income from securities lending	32,106
Foreign withholding tax	(453)

Total Investment Income	2,540,436

Expenses:
Manager fees	592,195
Administration fees	57,407
Distribution fees	336,473
Custodian fees	24,202
Administrative and compliance services fees	3,743
Trustee fees	8,275
Professional fees	9,895
Shareholder reports	2,642
Other expenses	39,747

Total expenses	1,074,579

Net Investment Income/(Loss)	1,465,857

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(483,066)
Net realized gains/(losses) on futures contracts	423,441
Change in unrealized appreciation/depreciation on investments	15,076,932

Net Realized/Unrealized Gains/(Losses) on Investments	15,017,307

Change in Net Assets Resulting From Operations	$16,483,164

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Russell 1000 Growth Index Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$1,465,857	$769,952
Net realized gains/(losses) on investment transactions	(59,625)	(548,231)
Change in unrealized appreciation/depreciation on investments	15,076,932	1,729,081

Change in net assets resulting from operations	16,483,164	1,950,802

Dividends to Shareholders:
From net investment income	(754,649)	(560,336)

Change in net assets resulting from dividends to shareholders	(754,649)	(560,336)

Capital Transactions:
Proceeds from shares issued	28,438,516	27,698,763
Proceeds from dividends reinvested	754,649	560,336
Value of shares redeemed	(10,942,949)	(23,339,917)

Change in net assets resulting from capital transactions	18,250,216	4,919,182

Change in net assets	33,978,731	6,309,648
Net Assets:
Beginning of period	111,886,570	105,576,922

End of period	$145,865,301	$111,886,570

Accumulated net investment income/(loss)	$1,467,963	$764,757

Share Transactions:
Shares issued	2,299,012	2,476,936
Dividends reinvested	59,142	52,466
Shares redeemed	(889,112)	(2,089,975)

Change in shares	1,469,042	439,427

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2012	Year Ended December 31, 2011	April 30, 2010 to December 31, 2010 (a)
Net Asset Value, Beginning of Period	$11.10	$10.95	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.12	0.08	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	1.48	0.13	0.90

Total from Investment Activities	1.60	0.21	0.95

Dividends to Shareholders From:
Net Investment Income	(0.07)	(0.06)	—

Total Dividends	(0.07)	(0.06)	—

Net Asset Value, End of Period	$12.63	$11.10	$10.95

Total Return(b)	14.40%	1.92%	9.50	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$145,865	$111,887	$105,577
Net Investment Income/(Loss)(d)	1.09%	0.72%	0.87%
Expenses Before Reductions(d) (e)	0.80%	0.84%	0.87%
Expenses Net of Reductions(d)	0.80%	0.84%	0.84%
Portfolio Turnover Rate	16%	24%	29	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Growth Index Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $3 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $3,159 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The gross notional amount of futures contracts outstanding was $3.9 million as of December 31, 2012. The monthly average notional amount for these contracts was $4.0 million for the year ended December 31, 2012.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$13,835

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements, continued

December 31, 2012

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$423,441	$(24,801)

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Investment Management LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.
For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Russell 1000 Growth Index Fund	0.44%	0.84%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2012, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements, continued

December 31, 2012

the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $1,985 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$141,984,014	$—	$—	$141,984,014
Securities Held as Collateral for Securities on Loan	—	2,113,061	—	2,113,061
Unaffiliated Investment Company	3,557,771	—	—	3,557,771

Total Investment Securities	145,541,785	2,113,061	—	147,654,846

Other Financial Instruments:*
Futures Contracts	(13,835)	—	—	(13,835)

Total Investments	$145,527,950	$2,113,061	$—	$147,641,011

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements, continued

December 31, 2012

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Russell 1000 Growth Index Fund	$38,695,812	$21,320,815

6.	Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $120,464,054. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$29,182,878
Unrealized depreciation	(1,992,086)

Net unrealized appreciation	$27,190,792

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2018
AZL Russell 1000 Growth Index Fund	$1,248,758

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Russell 1000 Growth Index Fund	$752,847	$24,137	$776,984

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements, continued

December 31, 2012

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Growth Index Fund	$754,649	$—	$754,649

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Growth Index Fund	$560,336	$—	$560,336

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Russell 1000 Growth Index Fund	$1,451,129	$(2,025,742)	$27,190,792	$26,616,179

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Russell 1000 Growth Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

27

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

28

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

29

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

30

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

31

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

32

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Russell 1000 Value Index Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 14

Statement of Operations Page 14

Statements of Changes in Net Assets Page 15

Financial Highlights Page 16

Notes to the Financial Statements Page 17

Report of Independent Registered Public Accounting Firm Page 25

Other Federal Income Tax Information Page 26

Other Information Page 27

Approval of Investment Advisory and Subadvisory Agreements Page 28

Information about the Board of Trustees and Officers Page 32

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Value Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Value Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Russell 1000 Value Index Fund returned 16.63%. That compared to a 17.51% total return for its benchmark, the Russell 1000® Value Index1.

The Fund attempts to replicate the performance of the Russell 1000® index of large-cap value U.S. stocks. U.S. equities delivered strong returns during the 12 months through December 31, 2012, though performance was uneven during the period. Early in the period, U.S. equities rallied in response to a range of factors, including positive economic indicators in the United States. However, investors later in the period grew concerned about the depth of the European debt crisis—including growing financial issues in countries such as Greece and Spain. Meanwhile, an economic slowdown in China and a disappointing March jobs report in the U.S. fueled additional concerns about the state of the global economy. Equities ended up giving back much of their year-to-date gains by the end of May.

Equity markets rebounded in June as investors anticipated stimulus actions by the world’s central banks. U.S. stocks advanced through the third quarter as investors responded favorably to an announcement by the European Central Bank to buy unlimited amounts of short-term sovereign debt, and by the U.S. Federal Reserve’s decision to continue purchasing agency mortgage-backed securities until the U.S. unemployment rate improved.

In the fall, concerns resurfaced about the state of the global economy. Investors also responded negatively to the uncertainty surrounding the U.S. presidential election and how the White House and Congress would avoid the so-called

“fiscal cliff,” a variety of tax increases and spending cuts scheduled to take effect in January 2013. Still, equities finished the year strongly, rallying from mid-November through the end of the period.

The consumer discretionary (+34.53%) and financials (+27.46%) were among the strongest performing sectors in the benchmark during the period. Industrials (+20.05%) and telecommunications services (+18.88%) also performed well.

The energy sector (+3.57%) was hindered by declining oil prices, and was among the period’s worst-performing sectors, along with utilities (+1.83%), which performed relatively weakly as investors sought out riskier investments with more return potential.

The underperformance of the Fund compared to its benchmark was the result of Fund expenses that are not incurred by the benchmark. Although the fund did invest in derivative instruments during the period, they had no significant impact on performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® Russell 1000 Value Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Value Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the Index and the Fund’s performance.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Returns as of December 31, 2012

	1 Year	Since Inception (4/30/10)
AZL® Russell 1000 Value Index Fund	16.63%	7.73%

Russell 1000® Value Index	17.51%	8.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Russell 1000 Value Index Fund	0.80%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.84% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.79%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Value Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Russell 1000 Value Index Fund	$1,000.00	$1,076.90	$4.02	0.77%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Russell 1000 Value Index Fund	$1,000.00	$1,021.27	$3.91	0.77%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Financials	26.8
Energy	15.8
Health Care	11.4
Industrials	8.9
Consumer Discretionary	8.1
Consumer Staples	7.0
Utilities	6.3
Information Technology	6.3
Materials	3.9

Investments	Percent of net assets (%)
Telecommunication Services	3.3

Total Common Stock	97.8
Unaffiliated Investment Company	2.0
Securities Held as Collateral for Securities on Loan	1.7

Total Investment Securities	101.5
Net other assets (liabilities)	(1.5)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value

Common Stocks (97.8%):
Aerospace & Defense (1.2%):
973	Alliant Techsystems, Inc.	$60,287
2,124	Boeing Co. (The)	160,065
469	Engility Holdings, Inc.*	9,033
5,422	Exelis, Inc.	61,106
9,336	General Dynamics Corp.	646,704
1,434	Huntington Ingalls Industries, Inc.	62,150
2,863	L-3 Communications Holdings, Inc.	219,363
823	Lockheed Martin Corp.	75,955
7,392	Northrop Grumman Corp.	499,551
9,796	Raytheon Co.	563,858
2,660	Spirit AeroSystems Holdings, Inc., Class A*	45,140
7,728	Textron, Inc.	191,577
949	Triumph Group, Inc.	61,970

		2,656,759

Air Freight & Logistics (0.4%):
591	Expeditors International of Washington, Inc.	23,374
8,682	FedEx Corp.	796,313
2,996	UTI Worldwide, Inc.	40,146

		859,833

Airlines (0.1%):
183	Copa Holdings SA, Class A	18,199
9,187	Delta Air Lines, Inc.*	109,050
18,118	Southwest Airlines Co.	185,528

		312,777

Auto Components (0.4%):
19,989	Johnson Controls, Inc.	613,663
2,899	Lear Corp.	135,789
2,938	TRW Automotive Holdings Corp.*	157,506
1,428	Visteon Corp.*	76,855

		983,813

Automobiles (0.9%):
110,202	Ford Motor Co.	1,427,116
22,503	General Motors Co.*	648,761
1,151	Thor Industries, Inc.	43,082

		2,118,959

Beverages (0.4%):
4,649	Beam, Inc.	284,007
550	Brown-Forman Corp., Class B	34,788
8,194	Coca-Cola Enterprises, Inc.	259,996
4,365	Constellation Brands, Inc., Class A*	154,477
3,753	Molson Coors Brewing Co., Class B	160,591

		893,859

Shares		Fair Value

Common Stocks, continued
Building Products (0.1%):
3,880	Fortune Brands Home & Security, Inc.*	$113,374
3,571	Owens Corning, Inc.*	132,091

		245,465

Capital Markets (3.3%):
377	Affiliated Managers Group, Inc.*	49,067
9,765	American Capital, Ltd.*	117,180
6,104	Ameriprise Financial, Inc.	382,294
7,282	Ares Capital Corp.	127,435
35,042	Bank of New York Mellon Corp. (The)	900,579
1,734	BlackRock, Inc.+	358,435
31,561	Charles Schwab Corp. (The)	453,216
8,319	E*TRADE Financial Corp.*	74,455
440	Federated Investors, Inc.^	8,901
3,138	Franklin Resources, Inc.	394,447
14,448	Goldman Sachs Group, Inc. (The)	1,842,987
13,125	Invesco, Ltd.	342,431
5,450	Janus Capital Group, Inc.^	46,434
4,133	Jefferies Group, Inc.	76,750
4,209	Legg Mason, Inc.	108,255
45,266	Morgan Stanley	865,486
6,364	Northern Trust Corp.	319,218
3,311	Raymond James Financial, Inc.	127,573
14,357	State Street Corp.	674,923
6,915	TD Ameritrade Holding Corp.	116,241

		7,386,307

Chemicals (1.8%):
6,214	Air Products & Chemicals, Inc.	522,100
1,142	Albemarle Corp.	70,941
2,300	Ashland, Inc.	184,943
1,834	Cabot Corp.	72,975
1,499	CF Industries Holdings, Inc.	304,537
1,334	Cytec Industries, Inc.	91,819
35,116	Dow Chemical Co. (The)	1,134,950
795	Eastman Chemical Co.	54,100
5,569	Huntsman Corp.	88,547
815	Intrepid Potash, Inc.	17,351
592	Kronos Worldwide, Inc.^	11,544
8,747	LyondellBasell Industries NV, Class A	499,366
8,715	Mosaic Co. (The)	493,530
1,395	Rockwood Holdings, Inc.	68,997
2,329	RPM International, Inc.	68,379
158	Scotts Miracle-Gro Co. (The)	6,960
186	W. R. Grace & Co.*	12,505
444	Westlake Chemical Corp.^	35,209

		3,738,753

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Commercial Banks (5.4%):
5,040	Associated Banc-Corp.	$66,125
1,317	Bank of Hawaii Corp.^	58,014
20,528	BB&T Corp.	597,570
744	BOK Financial Corp.	40,518
6,709	CapitalSource, Inc.	50,854
5,911	CIT Group, Inc.*	228,401
1,352	City National Corp.	66,951
5,769	Comerica, Inc.	175,031
2,359	Commerce Bancshares, Inc.	82,707
1,594	Cullen/Frost Bankers, Inc.	86,506
4,316	East West Bancorp, Inc.	92,750
27,013	Fifth Third Bancorp	410,327
147	First Citizens BancShares, Inc., Class A	24,035
7,350	First Horizon National Corp.^	72,839
10,249	First Niagara Financial Group, Inc.	81,275
3,043	First Republic Bank	99,750
5,829	Fulton Financial Corp.	56,017
25,353	Huntington Bancshares, Inc.	162,006
28,071	KeyCorp	236,358
3,707	M&T Bank Corp.	365,028
15,534	PNC Financial Services Group, Inc.	905,788
2,972	Popular, Inc.*	61,788
41,709	Regions Financial Corp.	296,968
1,167	Signature Bank*	83,254
15,810	SunTrust Banks, Inc.	448,214
1,280	SVB Financial Group*	71,642
19,405	Synovus Financial Corp.	47,542
4,714	TCF Financial Corp.	57,275
55,635	U.S. Bancorp	1,776,981
5,723	Valley National Bancorp^	53,224
143,882	Wells Fargo & Co.	4,917,886
5,492	Zions Bancorp	117,529

		11,891,153

Commercial Services & Supplies (0.9%):
6,800	ADT Corp. (The)	316,133
3,094	Avery Dennison Corp.	108,042
1,756	Cintas Corp.	71,820
2,904	Corrections Corp. of America	103,005
2,929	Covanta Holding Corp.	53,952
324	Iron Mountain, Inc.	10,060
842	KAR Auction Services, Inc.	17,042
1,882	Pitney Bowes, Inc.^	20,024
5,213	R.R. Donnelley & Sons Co.^	46,917
8,934	Republic Services, Inc.	262,034
13,600	Tyco International, Ltd.	397,800
3,461	Waste Connections, Inc.	116,947
13,599	Waste Management, Inc.	458,831

		1,982,607

Shares		Fair Value

Common Stocks, continued
Communications Equipment (1.7%):
13,378	Brocade Communications Systems, Inc.*	$71,305
157,324	Cisco Systems, Inc.	3,091,417
826	EchoStar Corp., Class A*	28,266
2,348	Harris Corp.	114,958
6,747	JDS Uniphase Corp.*	91,354
15,624	Juniper Networks, Inc.*	307,324
49	Palo Alto Networks, Inc.*^	2,622
5,157	Polycom, Inc.*	53,942

		3,761,188

Computers & Peripherals (0.9%):
43,315	Dell, Inc.	438,781
1,674	Diebold, Inc.	51,241
58,087	Hewlett-Packard Co.	827,740
2,057	Lexmark International, Inc., Class A^	47,702
3,506	NetApp, Inc.*	117,626
7,154	SanDisk Corp.*	311,628
495	Stratasys, Ltd.*^	39,674
3,892	Western Digital Corp.	165,371

		1,999,763

Construction & Engineering (0.4%):
3,308	Aecom Technology Corp.*	78,730
1,077	Chicago Bridge & Iron Co. NV	49,919
1,244	Fluor Corp.	73,073
3,776	Jacobs Engineering Group, Inc.*	160,744
4,327	KBR, Inc.	129,464
6,114	Quanta Services, Inc.*	166,851
1,948	Shaw Group, Inc.*	90,796
2,195	URS Corp.	86,176

		835,753

Construction Materials (0.1%):
650	Martin Marietta Materials, Inc.^	61,282
3,794	Vulcan Materials Co.	197,478

		258,760

Consumer Finance (1.1%):
10,504	American Express Co.	603,770
17,049	Capital One Financial Corp.	987,649
15,584	Discover Financial Services	600,763
14,354	SLM Corp.	245,884

		2,438,066

Containers & Packaging (0.3%):
1,279	AptarGroup, Inc.	61,034
3,079	Bemis Co., Inc.	103,023
3,322	Crown Holdings, Inc.*	122,283
907	Greif, Inc., Class A	40,362
1,240	Owens-Illinois, Inc.*	26,375
251	Packaging Corp. of America	9,656
1,820	Rock-Tenn Co., Class A	127,235

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Containers & Packaging, continued
5,801	Sealed Air Corp.	$101,576
3,008	Sonoco Products Co.	89,428

		680,972

Diversified Consumer Services (0.0%):
1,894	DeVry, Inc.	44,945
2,984	H&R Block, Inc.	55,413
6,374	Service Corp. International	88,025

		188,383

Diversified Financial Services (5.8%):
316,497	Bank of America Corp.	3,671,365
342	CBOE Holdings, Inc.	10,075
86,114	Citigroup, Inc.	3,406,670
9,766	CME Group, Inc.	495,234
1,153	Interactive Brokers Group, Inc., Class A	15,773
111,791	JPMorgan Chase & Co.	4,915,450
4,496	Leucadia National Corp.^	106,960
199	LPL Financial Holdings, Inc.	5,604
3,419	NASDAQ OMX Group, Inc. (The)	85,509
7,457	NYSE Euronext	235,194

		12,947,834

Diversified Telecommunication Services (3.0%):
172,176	AT&T, Inc.	5,804,053
18,253	CenturyLink, Inc.	714,057
29,140	Frontier Communications Corp.^	124,719
2,283	Level 3 Communications, Inc.*^	52,760
6,934	Windstream Corp.^	57,414

		6,753,003

Electric Utilities (3.3%):
14,232	American Electric Power Co.,Inc.	607,422
20,674	Duke Energy Corp.	1,319,000
9,568	Edison International	432,378
5,193	Entergy Corp.	331,054
25,043	Exelon Corp.	744,779
12,291	FirstEnergy Corp.	513,272
4,077	Great Plains Energy, Inc.	82,804
2,898	Hawaiian Electric Industries, Inc.	72,856
12,254	NextEra Energy, Inc.	847,854
9,193	Northeast Utilities	359,262
6,870	NV Energy, Inc.	124,622
6,648	Pepco Holdings, Inc.^	130,367
3,208	Pinnacle West Capital Corp.	163,544
17,047	PPL Corp.	488,056
25,518	Southern Co. (The)	1,092,426
3,762	Westar Energy, Inc.	107,668

		7,417,364

Shares		Fair Value

Common Stocks, continued
Electrical Equipment (0.4%):
11,062	Eaton Corp. plc	$599,557
3,417	Emerson Electric Co.	180,965
1,352	General Cable Corp.*	41,114
3,487	GrafTech International, Ltd.*	32,743
294	Hubbell, Inc., Class B	24,881
1,126	Regal-Beloit Corp.	79,349

		958,609

Electronic Equipment, Instruments & Components (0.6%):
3,326	Arrow Electronics, Inc.*	126,654
4,233	Avnet, Inc.*	129,572
1,348	AVX Corp.	14,531
44,597	Corning, Inc.	562,815
609	Dolby Laboratories, Inc., Class A^	17,862
849	FLIR Systems, Inc.	18,941
4,415	Ingram Micro, Inc., Class A*	74,702
1,155	Itron, Inc.*	51,455
4,518	Jabil Circuit, Inc.	87,152
4,117	Molex, Inc.^	112,518
1,108	Tech Data Corp.*	50,447
3,904	Vishay Intertechnology, Inc.*	41,500

		1,288,149

Energy Equipment & Services (1.3%):
1,134	Atwood Oceanics, Inc.*	51,926
12,885	Baker Hughes, Inc.	526,223
1,678	Cameron International Corp.*	94,740
2,008	Diamond Offshore Drilling, Inc.^	136,464
18,470	Halliburton Co.	640,724
2,199	Helmerich & Payne, Inc.	123,166
6,833	McDermott International, Inc.*	75,300
8,468	Nabors Industries, Ltd.*	122,363
9,668	National-Oilwell Varco, Inc.	660,808
205	Oil States International, Inc.*	14,666
4,526	Patterson-UTI Energy, Inc.^	84,319
3,621	Rowan Cos. plc, Class A*	113,229
277	RPC, Inc.^	3,390
337	SEACOR Holdings, Inc.	28,241
4,697	Superior Energy Services, Inc.*	97,322
1,505	Tidewater, Inc.	67,243
1,407	Unit Corp.*	63,385

		2,903,509

Food & Staples Retailing (1.5%):
30,039	CVS Caremark Corp.	1,452,386
6,187	Safeway, Inc.^	111,923
8,162	Sysco Corp.	258,409
25,346	Walgreen Co.	938,055
10,478	Wal-Mart Stores, Inc.	714,914

		3,475,687

Food Products (2.0%):
19,353	Archer-Daniels-Midland Co.	530,079
4,304	Bunge, Ltd.	312,858

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Food Products, continued
1,081	Campbell Soup Co.^	$37,716
12,195	ConAgra Foods, Inc.	359,753
757	Dean Foods Co.*	12,498
4,111	General Mills, Inc.	166,126
614	Green Mountain Coffee Roasters, Inc.*	25,395
3,542	H.J. Heinz Co.	204,303
507	Hillshire Brands Co.	14,267
1,668	Hormel Foods Corp.	52,058
1,744	Ingredion, Inc.	112,366
3,305	J.M. Smucker Co. (The)	285,023
384	Kellogg Co.	21,446
16,455	Kraft Foods Group, Inc., Class A	748,209
49,367	Mondelez International, Inc., Class A	1,257,376
1,621	Ralcorp Holdings, Inc.*	145,323
4,511	Smithfield Foods, Inc.*	97,302
8,480	Tyson Foods, Inc., Class A	164,512
287	WhiteWave Foods Co., Class A*^	4,460

		4,551,070

Gas Utilities (0.2%):
3,425	AGL Resources, Inc.	136,897
2,687	Atmos Energy Corp.	94,367
2,161	National Fuel Gas Co.	109,541
4,118	Questar Corp.+	81,372
3,349	UGI Corp.	109,546

		531,723

Health Care Equipment & Supplies (1.8%):
2,324	Alere, Inc.*	42,994
1,374	Baxter International, Inc.	91,591
399	Becton, Dickinson & Co.	31,198
42,080	Boston Scientific Corp.*	241,118
6,508	CareFusion Corp.*	185,999
968	Cooper Cos., Inc. (The)	89,521
13,447	Covidien plc	776,430
2,351	DENTSPLY International, Inc.	93,123
1,795	Hill-Rom Holdings, Inc.	51,158
7,739	Hologic, Inc.*	155,012
28,609	Medtronic, Inc.	1,173,540
1,325	Sirona Dental Systems, Inc.*	85,410
2,085	St. Jude Medical, Inc.	75,352
2,383	Stryker Corp.	130,636
1,185	Teleflex, Inc.	84,502
4,680	Zimmer Holdings, Inc.	311,969

		3,619,553

Health Care Providers & Services (2.2%):
10,194	Aetna, Inc.	471,981
2,812	Brookdale Senior Living, Inc.*	71,200
4,666	Cardinal Health, Inc.	192,146
8,462	CIGNA Corp.	452,379

Shares		Fair Value

Common Stocks, continued
Health Care Providers & Services, continued
2,640	Community Health Systems, Inc.	$81,154
3,918	Coventry Health Care, Inc.	175,644
1,680	HCA Holdings, Inc.	50,686
7,484	Health Management Associates, Inc., Class A*	69,751
2,409	Health Net, Inc.*	58,539
1,161	Henry Schein, Inc.*	93,414
4,778	Humana, Inc.	327,914
1,416	LifePoint Hospitals, Inc.*	53,454
1,430	MEDNAX, Inc.*	113,714
3,368	Omnicare, Inc.	121,585
194	Patterson Companies, Inc.	6,641
4,123	Quest Diagnostics, Inc.	240,247
2,830	Tenet Healthcare Corp.*	91,890
30,472	UnitedHealth Group, Inc.	1,652,800
2,513	Universal Health Services, Inc., Class B	121,504
2,530	VCA Antech, Inc.*	53,257
8,362	WellPoint, Inc.	509,412

		5,009,312

Health Care Technology (0.0%):
5,110	Allscripts Healthcare Solutions, Inc.*	48,136

Hotels, Restaurants & Leisure (0.5%):
12,209	Carnival Corp.	448,925
702	Choice Hotels International, Inc.^	23,601
1,308	Hyatt Hotels Corp., Class A*	50,450
3,529	International Game Technology	50,006
575	Marriott International, Inc., Class A	21,430
11,585	MGM Resorts International*	134,850
1,756	Penn National Gaming, Inc.*	86,237
4,415	Royal Caribbean Cruises, Ltd.	150,110
8,102	Wendy’s Co. (The)	38,079

		1,003,688

Household Durables (0.8%):
7,541	D.R. Horton, Inc.	149,161
2,940	Garmin, Ltd.^	120,011
2,050	Harman International Industries, Inc.	91,512
1,786	Jarden Corp.*	92,336
4,187	Leggett & Platt, Inc.	113,970
4,737	Lennar Corp.^	183,180
1,660	Mohawk Industries, Inc.*	150,180
8,485	Newell Rubbermaid, Inc.	188,961
16	NVR, Inc.*	14,720
10,015	PulteGroup, Inc.*	181,872
4,200	Toll Brothers, Inc.*	135,786
2,265	Whirlpool Corp.	230,464

		1,652,153

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Household Products (2.6%):
1,591	Church & Dwight Co., Inc.	$85,230
3,596	Clorox Co. (The)	263,299
1,163	Colgate-Palmolive Co.	121,580
1,906	Energizer Holdings, Inc.	152,442
1,239	Kimberly-Clark Corp.	104,609
74,595	Procter & Gamble Co. (The)	5,064,254

		5,791,414

Independent Power Producers & Energy Traders (0.3%):
18,869	AES Corp. (The)	201,898
11,892	Calpine Corp.*	215,602
9,442	NRG Energy, Inc.	217,072

		634,572

Industrial Conglomerates (3.3%):
2,056	3M Co.	190,900
1,662	Carlisle Cos., Inc.	97,659
11,242	Danaher Corp.	628,428
311,066	General Electric Co.	6,529,275

		7,446,262

Insurance (6.9%):
9,952	ACE, Ltd.	794,170
13,741	AFLAC, Inc.	729,922
496	Alleghany Corp.*	166,368
515	Allied World Assurance Co. Holdings AG	40,582
14,415	Allstate Corp. (The)	579,051
2,553	American Financial Group, Inc.	100,895
18,944	American International Group, Inc.*	668,723
213	American National Insurance Co.	14,546
8,774	Aon plc	487,834
3,513	Arch Capital Group, Ltd.*	154,642
2,071	Aspen Insurance Holdings, Ltd.	66,438
2,400	Assurant, Inc.	83,280
5,031	Assured Guaranty, Ltd.	71,591
3,264	Axis Capital Holdings, Ltd.	113,065
52,300	Berkshire Hathaway, Inc., Class B*	4,691,309
3,127	Brown & Brown, Inc.	79,613
7,933	Chubb Corp. (The)	597,514
4,277	Cincinnati Financial Corp.	167,487
763	CNA Financial Corp.	21,372
1,125	Endurance Specialty Holdings, Ltd.	44,651
1,545	Everest Re Group, Ltd.	169,872
6,491	Fidelity National Financial, Inc., Class A	152,863
14,292	Genworth Financial, Inc.*	107,333
710	Hanover Insurance Group, Inc. (The)	27,505

Shares		Fair Value

Common Stocks, continued
Insurance, continued
12,987	Hartford Financial Services Group, Inc. (The)	$291,428
2,971	HCC Insurance Holdings, Inc.	110,551
1,425	Kemper Corp.	42,038
8,386	Lincoln National Corp.	217,197
9,153	Loews Corp.	372,985
287	Markel Corp.*	124,392
3,388	Marsh & McLennan Cos., Inc.	116,784
4,091	MBIA, Inc.*^	32,114
685	Mercury General Corp.	27,188
24,992	MetLife, Inc.	823,235
7,561	Old Republic International Corp.	80,525
1,885	PartnerRe, Ltd.	151,724
8,840	Principal Financial Group, Inc.	252,117
1,800	ProAssurance Corp.	75,942
17,924	Progressive Corp. (The)	378,196
2,344	Protective Life Corp.	66,992
13,725	Prudential Financial, Inc.	731,954
2,147	Reinsurance Group of America, Inc.	114,907
1,520	RenaissanceRe Holdings, Ltd.	123,515
1,283	StanCorp Financial Group, Inc.	47,048
2,877	Torchmark Corp.	148,655
6,468	Travelers Cos., Inc. (The)	464,532
8,375	UnumProvident Corp.	174,368
2,333	Validus Holdings, Ltd.	80,675
3,228	W.R. Berkley Corp.	121,825
178	White Mountains Insurance Group, Ltd.	91,670
9,167	XL Group plc	229,725

		15,622,908

Internet & Catalog Retail (0.2%):
946	Expedia, Inc.	58,132
95	HomeAway, Inc.*^	2,090
14,116	Liberty Media Corp. — Interactive, Class A*	277,802
951	Liberty Ventures, Inc., Series A*	64,440

		402,464

Internet Software & Services (0.4%):
394	Akamai Technologies, Inc.*	16,119
2,131	AOL, Inc.	63,099
1,953	IAC/InterActiveCorp	92,377
367	VeriSign, Inc.*	14,247
35,814	Yahoo!, Inc.*	712,698

		898,540

IT Services (0.4%):
4,939	Amdocs, Ltd.	167,877
707	Booz Allen Hamilton Holding Corp.^	9,841

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
IT Services, continued
4,537	Computer Sciences Corp.	$181,708
2,899	CoreLogic, Inc.*	78,041
809	DST Systems, Inc.	49,025
7,387	Fidelity National Information Services, Inc.	257,142
683	Fiserv, Inc.*	53,977
721	Genpact, Ltd.	11,176
637	Paychex, Inc.	19,836
5,328	SAIC, Inc.	60,313
665	Total System Services, Inc.	14,244

		903,180

Leisure Equipment & Products (0.0%):
325	Hasbro, Inc.^	11,668
2,260	Mattel, Inc.	82,761

		94,429

Life Sciences Tools & Services (0.6%):
588	Bio-Rad Laboratories, Inc., Class A*	61,769
519	Charles River Laboratories International, Inc.*	19,447
1,503	Covance, Inc.*	86,828
4,761	Life Technologies Corp.*	233,670
3,307	PerkinElmer, Inc.	104,964
6,858	QIAGEN NV*^	124,473
10,793	Thermo Fisher Scientific, Inc.	688,378

		1,319,529

Machinery (1.5%):
2,833	AGCO Corp.*	139,157
836	CNH Global NV, NYS	33,682
990	Colfax Corp.*^	39,947
1,415	Crane Co.	65,486
5,391	Dover Corp.	354,243
122	Flowserve Corp.	17,910
1,453	Gardner Denver, Inc.	99,530
2,330	Harsco Corp.	54,755
1,963	IDEX Corp.	91,338
689	Illinois Tool Works, Inc.	41,898
1,560	Ingersoll-Rand plc	74,818
2,039	ITT Corp.	47,835
2,395	Kennametal, Inc.	95,800
913	Manitowoc Co., Inc. (The)	14,316
2,008	Navistar International Corp.*^	43,714
137	Nordson Corp.	8,647
2,667	Oshkosh Corp.*	79,077
8,087	PACCAR, Inc.	365,613
2,441	Parker Hannifin Corp.	207,631
6,146	Pentair, Ltd., Registered Shares	302,076
1,389	Snap-On, Inc.	109,717
1,023	SPX Corp.	71,763

Shares		Fair Value

Common Stocks, continued
Machinery, continued
5,012	Stanley Black & Decker, Inc.	$370,737
3,216	Terex Corp.*	90,402
2,385	Timken Co.	114,075
2,330	Trinity Industries, Inc.	83,461
135	WABCO Holdings, Inc.*	8,801
4,851	Xylem, Inc.	131,462

		3,157,891

Marine (0.0%):
1,135	Alexander & Baldwin, Inc.*	33,335
418	Kirby Corp.*	25,870
1,135	Matson, Inc.	28,057

		87,262

Media (3.4%):
5,192	Cablevision Systems Corp., Class A	77,568
15,809	CBS Corp., Class B	601,532
494	Clear Channel Outdoor Holdings, Inc., Class A	3,468
41,332	Comcast Corp., Class A	1,544,990
1,293	DISH Network Corp., Class A	47,065
1,961	DreamWorks Animation SKG, Inc., Class A*	32,494
6,898	Gannett Co., Inc.	124,233
12,161	Interpublic Group of Cos., Inc. (The)	134,014
771	John Wiley & Sons, Inc., Class A	30,015
305	Lamar Advertising Co.*^	11,819
2,980	Liberty Media Corp. — Liberty Capital, Class A*	345,710
1,663	Madison Square Garden, Inc., Class A*	73,754
40,368	News Corp., Class A	1,030,999
1,497	Regal Entertainment Group, Class A^	20,883
10,899	Thomson Reuters Corp.	316,724
28,197	Time Warner, Inc.	1,348,663
33,179	Walt Disney Co. (The)	1,651,982
123	Washington Post Co. (The), Class B^	44,921

		7,440,834

Metals & Mining (1.4%):
31,473	Alcoa, Inc.	273,186
3,198	Allegheny Technologies, Inc.	97,091
1,190	Carpenter Technology Corp.	61,440
4,178	Cliffs Natural Resources, Inc.^	161,104
3,353	Commercial Metals Co.	49,826
27,881	Freeport-McMoRan Copper & Gold, Inc.	953,529
1,593	Molycorp, Inc.*^	15,038

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Metals & Mining, continued
14,414	Newmont Mining Corp.	$669,386
9,301	Nucor Corp.	401,617
2,187	Reliance Steel & Aluminum Co.	135,813
1,183	Southern Copper Corp.	44,788
4,961	Steel Dynamics, Inc.	68,115
1,818	Tahoe Resources, Inc.*	33,306
4,186	United States Steel Corp.^	99,920
1,809	Walter Energy, Inc.	64,907

		3,129,066

Multiline Retail (0.9%):
859	Dillard’s, Inc., Class A	71,958
4,653	J.C. Penney Co., Inc.^	91,711
6,640	Kohl’s Corp.	285,387
10,528	Macy’s, Inc.	410,803
1,051	Sears Holdings Corp.^*	43,469
192	Sears Hometown & Outlet Stores, Inc.*	6,252
18,336	Target Corp.	1,084,941

		1,994,521

Multi-Utilities (2.4%):
3,240	Alliant Energy Corp.	142,268
7,141	Ameren Corp.	219,372
12,596	CenterPoint Energy, Inc.	242,473
7,672	CMS Energy Corp.	187,043
8,608	Consolidated Edison, Inc.	478,088
16,790	Dominion Resources, Inc.	869,723
5,021	DTE Energy Co.	301,511
2,298	Integrys Energy Group, Inc.	120,002
5,496	MDU Resources Group, Inc.	116,735
8,350	NiSource, Inc.	207,832
2,884	OGE Energy Corp.	162,398
12,411	PG&E Corp.	498,674
14,864	Public Service Enterprise Group, Inc.	454,838
3,432	SCANA Corp.	156,636
7,081	Sempra Energy	502,326
6,430	TECO Energy, Inc.	107,767
2,407	Vectren Corp.	70,766
6,791	Wisconsin Energy Corp.	250,248
14,293	Xcel Energy, Inc.	381,766

		5,470,466

Office Electronics (0.1%):
37,497	Xerox Corp.	255,729
1,263	Zebra Technologies Corp., Class A*	49,611

		305,340

Oil, Gas & Consumable Fuels (14.5%):
6,372	Alpha Natural Resources, Inc.*^	62,063
14,676	Anadarko Petroleum Corp.	1,090,574
11,482	Apache Corp.	901,337

Shares		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
2,211	Cheniere Energy, Inc.*	$41,523
19,435	Chesapeake Energy Corp.^	323,010
57,915	Chevron Corp.	6,262,928
2,507	Cimarex Energy Co.	144,729
348	Cobalt International Energy, Inc.*	8,547
37,141	ConocoPhillips	2,153,807
6,687	CONSOL Energy, Inc.	214,653
11,471	Denbury Resources, Inc.*	185,830
11,882	Devon Energy Corp.	618,339
2,150	Energen Corp.	96,944
3,870	EQT Corp.	228,253
3,587	EXCO Resources, Inc.^	24,284
137,287	Exxon Mobil Corp.	11,882,189
8,946	Hess Corp.	473,780
6,090	HollyFrontier Corp.	283,490
45	Laredo Petroleum Holdings, Inc.*^	817
20,726	Marathon Oil Corp.	635,459
10,013	Marathon Petroleum Corp.	630,819
5,732	Murphy Oil Corp.	341,341
3,931	Newfield Exploration Co.*	105,272
4,059	Noble Energy, Inc.	412,963
23,822	Occidental Petroleum Corp.	1,825,003
7,994	Peabody Energy Corp.	212,720
18,370	Phillips 66	975,447
590	Pioneer Natural Resources Co.	62,888
3,766	Plains Exploration & Production Co.*	176,776
5,226	QEP Resources, Inc.	158,191
14,597	SandRidge Energy, Inc.*^	92,691
310	SM Energy Co.	16,185
6,715	Southwestern Energy Co.*	224,348
19,182	Spectra Energy Corp.	525,203
1,049	Teekay Shipping Corp.	33,673
4,109	Tesoro Corp.	181,001
4,559	Ultra Petroleum Corp.*^	82,655
16,248	Valero Energy Corp.	554,382
2,951	Whiting Petroleum Corp.*	127,985
1,409	World Fuel Services Corp.	58,009
5,834	WPX Energy, Inc.*	86,810

		32,516,918

Paper & Forest Products (0.3%):
1,047	Domtar Corp.	87,445
12,848	International Paper Co.	511,864
5,056	MeadWestvaco Corp.	161,135

		760,444

Personal Products (0.0%):
2,861	Avon Products, Inc.	41,084

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Pharmaceuticals (6.8%):
2,395	Abbott Laboratories	$156,873
4,544	Bristol-Myers Squibb Co.	148,089
19,146	Eli Lilly & Co.	944,281
1,258	Endo Health Solutions, Inc.*	33,048
7,835	Forest Laboratories, Inc.*	276,732
4,838	Hospira, Inc.*	151,139
62,507	Johnson & Johnson Co.	4,381,741
89,324	Merck & Co., Inc.	3,656,925
1,004	Mylan, Inc.*	27,590
219,903	Pfizer, Inc.	5,515,167

		15,291,585

Professional Services (0.1%):
416	Dun & Bradstreet Corp.^	32,718
348	Equifax, Inc.	18,834
2,331	Manpower, Inc.	98,928
2,646	Nielsen Holdings NV*	80,941
1,811	Towers Watson & Co., Class A	101,796
621	Verisk Analytics, Inc., Class A*	31,671

		364,888

Real Estate Investment Trusts (REITs) (4.0%):
1,811	Alexandria Real Estate Equities, Inc.	125,539
2,465	American Campus Communities, Inc.	113,710
10,017	American Capital Agency Corp.	289,892
28,643	Annaly Capital Management, Inc.	402,148
1,227	Apartment Investment & Management Co., Class A	33,203
3,358	AvalonBay Communities, Inc.	455,310
4,619	BioMed Realty Trust, Inc.	89,285
3,655	Boston Properties, Inc.	386,736
4,153	Brandywine Realty Trust	50,625
1,646	BRE Properties, Inc.	83,666
573	Camden Property Trust	39,084
4,315	CBL & Associates Properties, Inc.	91,521
29,883	Chimera Investment Corp.	77,995
2,421	CommonWealth REIT	38,349
2,316	Corporate Office Properties Trust	57,854
6,974	DDR Corp.	109,213
4,166	Douglas Emmett, Inc.	97,068
7,823	Duke Realty Corp.	108,505
209	Equity Lifestyle Properties, Inc.	14,064
8,775	Equity Residential Property Trust	497,278
1,115	Extra Space Storage, Inc.	40,575
397	Federal Realty Investment Trust	41,296
15,502	General Growth Properties, Inc.	307,715
2,871	Hatteras Financial Corp.	71,230
12,312	HCP, Inc.	556,255
7,605	Health Care REIT, Inc.	466,109

Shares		Fair Value

Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
657	Home Properties, Inc.	$40,281
3,695	Hospitality Properties Trust	86,537
21,083	Host Hotels & Resorts, Inc.	330,371
2,024	Kilroy Realty Corp.	95,877
11,986	Kimco Realty Corp.	231,570
3,088	Liberty Property Trust	110,458
3,902	Macerich Co. (The)	227,487
2,542	Mack-Cali Realty Corp.	66,372
10,479	MFA Financial, Inc.	84,985
67	Mid-America Apartment Communities, Inc.	4,338
3,198	National Retail Properties, Inc.	99,778
5,170	Piedmont Office Realty Trust, Inc., Class A	93,319
922	Post Properties, Inc.	46,054
13,531	Prologis, Inc.	493,745
738	Rayonier, Inc.^	38,251
3,906	Realty Income Corp.^	157,060
1,038	Regency Centers Corp.	48,911
2,463	Retail Properties of America, Inc., Class A^	29,482
5,261	Senior Housing Properties Trust	124,370
1,417	Simon Property Group, Inc.	224,014
2,636	SL Green Realty Corp.	202,049
1,171	Taubman Centers, Inc.	92,181
7,258	UDR, Inc.	172,595
8,494	Ventas, Inc.	549,731
5,454	Vornado Realty Trust	436,756
3,618	Weingarten Realty Investors^	96,854
10,779	Weyerhaeuser Co.	299,872

		9,127,523

Real Estate Management & Development (0.1%):
4,113	Forest City Enterprises, Inc., Class A*	66,425
794	Howard Hughes Corp. (The)*	57,978
1,273	Jones Lang LaSalle, Inc.	106,856
1,074	Realogy Holdings Corp.*	45,065
1,664	St. Joe Co. (The)*	38,405

		314,729

Road & Rail (0.4%):
729	Con-way, Inc.	20,281
9,873	CSX Corp.	194,795
3,120	Hertz Global Holdings, Inc.*	50,762
703	Kansas City Southern Industries, Inc.	58,686
9,572	Norfolk Southern Corp.	591,933
1,488	Ryder System, Inc.	74,296

		990,753

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value

Common Stocks, continued
Semiconductors & Semiconductor Equipment (1.6%):
7,990	Analog Devices, Inc.	$336,059
35,161	Applied Materials, Inc.	402,242
12,214	Atmel Corp.*	80,002
417	Avago Technologies, Ltd.	13,202
6,158	Broadcom Corp., Class A	204,507
3,376	Cree, Inc.*^	114,716
1,817	Cypress Semiconductor Corp.	19,696
3,694	Fairchild Semiconductor International, Inc.*	53,194
84	Freescale Semiconductor Holdings I, Ltd.*^	925
37,986	Intel Corp.	783,651
4,931	KLA-Tencor Corp.	235,505
3,629	Lam Research Corp.*	131,116
13,716	Marvell Technology Group, Ltd.	99,578
4,356	Maxim Integrated Products, Inc.	128,066
29,037	Micron Technology, Inc.*	184,385
18,224	NVIDIA Corp.	223,973
13,557	ON Semiconductor Corp.*	95,577
6,175	PMC-Sierra, Inc.*	32,172
117	Silicon Laboratories, Inc.*	4,892
599	Skyworks Solutions, Inc.*	12,160
4,759	Teradyne, Inc.*	80,379
11,020	Texas Instruments, Inc.	340,959

		3,576,956

Software (0.6%):
12,378	Activision Blizzard, Inc.	131,454
6,222	Adobe Systems, Inc.*	234,445
9,865	CA, Inc.	216,833
5,989	Compuware Corp.*	65,100
9,266	Electronic Arts, Inc.*	134,635
2,552	Rovi Corp.*	39,377
100	ServiceNow, Inc.*^	3,003
19,942	Symantec Corp.*	375,110
3,936	Synopsys, Inc.*	125,322
176	Workday, Inc., Class A*^	9,592

		1,334,871

Specialty Retail (1.0%):
528	Aaron’s, Inc.	14,932
2,536	Abercrombie & Fitch Co., Class A	121,652
1,269	American Eagle Outfitters, Inc.	26,027
473	AutoNation, Inc.*^	18,778
7,865	Best Buy Co., Inc.^	93,200
5,475	CarMax, Inc.*	205,532
1,445	Chico’s FAS, Inc.	26,675
59	DSW, Inc., Class A	3,876
3,515	Foot Locker, Inc.	112,902
3,685	GameStop Corp., Class A^	92,456
1,800	Guess?, Inc.	44,172

Shares		Fair Value

Common Stocks, continued
Specialty Retail, continued
28,693	Lowe’s Cos., Inc.	$1,019,174
287	Sally Beauty Holdings, Inc.*	6,765
2,499	Signet Jewelers, Ltd.	133,447
20,282	Staples, Inc.	231,214
587	Tiffany & Co.	33,659
1,122	Williams-Sonoma, Inc.	49,110

		2,233,571

Textiles, Apparel & Luxury Goods (0.0%):
422	Deckers Outdoor Corp.*^	16,994
157	PVH Corp.	17,429

		34,423

Thrifts & Mortgage Finance (0.2%):
994	BankUnited, Inc.	24,293
4,744	Capitol Federal Financial, Inc.	55,457
15,388	Hudson City Bancorp, Inc.	125,104
12,874	New York Community Bancorp, Inc.^	168,649
7,796	People’s United Financial, Inc.	94,254
2,322	TFS Financial Corp.*	22,338
3,092	Washington Federal, Inc.	52,162

		542,257

Tobacco (0.5%):
13,389	Altria Group, Inc.	420,682
4,051	Philip Morris International, Inc.	338,826
6,449	Reynolds American, Inc.	267,182

		1,026,690

Trading Companies & Distributors (0.1%):
1,950	Air Lease Corp.*	41,925
1,356	GATX Corp.	58,715
256	MRC Global, Inc.*	7,112
1,264	WESCO International, Inc.*	85,231

		192,983

Water Utilities (0.1%):
5,173	American Water Works Co., Inc.	192,073
3,680	Aqua America, Inc.	93,546

		285,619

Wireless Telecommunication Services (0.3%):
10,155	Clearwire Corp., Class A*	29,348
8,829	MetroPCS Communications, Inc.*	87,760
4,968	NII Holdings, Inc.*^	35,422
88,096	Sprint Nextel Corp.*	499,505
2,752	Telephone and Data Systems, Inc.	60,929
396	United States Cellular Corp.*	13,955

		726,919

Total Common Stocks (Cost $195,945,049)		219,453,851

continued

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares or Principal Amount		Fair Value

Securities Held as Collateral for Securities on Loan (1.7%):
$3,901,553	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	$3,901,553

Total Securities Held as Collateral for Securities on Loan (Cost $3,901,553)		3,901,553

Unaffiliated Investment Company (2.0%):
4,378,511	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	4,378,511

Total Unaffiliated Investment Company (Cost $4,378,511)		4,378,511

Total Investment Securities (Cost $204,225,113)(c) —101.5%		227,733,915
Net other assets (liabilities) — (1.5%)		(3,352,008)

Net Assets — 100.0%		$224,381,907

Percentages indicated are based on net assets as of December 31, 2012.

NYS—New	York Shares

*	Non-income producing security.

+	Affiliated Securities

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $3,874,775.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(b)	The rate represents the effective yield at December 31, 2012.

(c)	See Federal Tax Information listed in the Notes to Schedules of Financial Statements.

Futures Contracts

Cash of $269,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/15/13	70	$4,970,350	$(6,081)

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in non-affiliates, at cost	$203,840,640
Investments in affiliates, at cost	384,473

Total investment securities, at cost	$204,225,113

Investments in non-affiliates, at value*	$227,294,108
Investments in affiliates, at value	439,807

Total investment securities, at value	227,733,915
Cash	2,726
Segregated cash for collateral	269,000
Interest and dividends receivable	305,206
Receivable for capital shares issued	57,184
Reclaims receivable	202
Receivable for variation margin on futures contracts	125,085
Prepaid expenses	18

Total Assets	228,493,336

Liabilities:
Payable for capital shares redeemed	41,536
Payable for collateral received on loaned securities	3,901,553
Manager fees payable	82,907
Administration fees payable	7,583
Distribution fees payable	47,106
Custodian fees payable	9,485
Administrative and compliance services fees payable	1,197
Other accrued liabilities	20,062

Total Liabilities	4,111,429

Net Assets	$224,381,907

Net Assets Consist of:
Capital	$190,598,771
Accumulated net investment income/(loss)	3,878,996
Accumulated net realized gains/(losses) from investment transactions	6,401,419
Net unrealized appreciation/(depreciation) on investments	23,502,721

Net Assets	$224,381,907

Shares of beneficial interest (unlimited number of shares authorized, no par value)	18,953,377
Net Asset Value (offering and redemption price per share)	$11.84

*	Includes securities on loan of $3,874,775.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$5,513,786
Dividends from affiliated securities	12,117
Income from securities lending	39,988
Foreign withholding tax	(7,144)

Total Investment Income	5,558,747

Expenses:
Manager fees	927,586
Administration fees	84,250
Distribution fees	527,036
Custodian fees	28,264
Administrative and compliance services fees	5,706
Trustee fees	12,704
Professional fees	14,937
Shareholder reports	3,963
Other expenses	43,854

Total expenses	1,648,300

Net Investment Income/(Loss)	3,910,447

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	5,923,246
Net realized gains/(losses) on affiliated transactions	3,910
Net realized gains/(losses) on futures contracts	835,313
Change in unrealized appreciation/depreciation on investments	20,975,699

Net Realized/Unrealized Gains/(Losses) on Investments	27,648,615

Change in Net Assets Resulting From Operations	$31,648,615

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Russell 1000 Value Index Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,910,447	$2,759,994
Net realized gains/(losses) on investment transactions	6,762,469	4,569,714
Change in unrealized appreciation/depreciation on investments	20,975,699	(8,002,760)

Change in net assets resulting from operations	31,648,615	(673,052)

Dividends to Shareholders:
From net investment income	(2,772,256)	(1,628,385)
From net realized gains on investments	(1,698,237)	—

Change in net assets resulting from dividends to shareholders	(4,470,493)	(1,628,385)

Capital Transactions:
Proceeds from shares issued	34,366,963	40,796,182
Proceeds from dividends reinvested	4,470,493	1,628,385
Value of shares redeemed	(24,148,316)	(26,683,013)

Change in net assets resulting from capital transactions	14,689,140	15,741,554

Change in net assets	41,867,262	13,440,117
Net Assets:
Beginning of period	182,514,645	169,074,528

End of period	$224,381,907	$182,514,645

Accumulated net investment income/(loss)	$3,878,996	$2,809,865

Share Transactions:
Shares issued	3,059,186	3,880,297
Dividends reinvested	384,063	168,920
Shares redeemed	(2,105,940)	(2,547,300)

Change in shares	1,337,309	1,501,917

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,		April 30, 2010 to December 31, 2010 (a)
	2012	2011
Net Asset Value, Beginning of Period	$10.36	$10.49	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.20	0.16	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	1.52	(0.19)	0.39

Total from Investment Activities	1.72	(0.03)	0.49

Dividends to Shareholders From:
Net Investment Income	(0.15)	(0.10)	—
Net Realized Gains	(0.09)	—	—

Total Dividends	(0.24)	(0.10)	—

Net Asset Value, End of Period	$11.84	$10.36	$10.49

Total Return(b)	16.63%	(0.25)%	4.90	%(c)
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$224,382	$182,515	$169,075
Net Investment Income/(Loss)(d)	1.85%	1.59%	1.68%
Expenses Before Reductions(d) (e)	0.78%	0.79%	0.84%
Expenses Net of Reductions(d)	0.78%	0.79%	0.84%
Portfolio Turnover Rate	18%	20%	25	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Value Index Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $6 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $3,928 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The gross notional amount of futures contracts outstanding was $5.0 million as of December 31, 2012. The monthly average notional amount for these contracts was $5.5 million for the year ended December 31, 2012.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$6,081

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements, continued

December 31, 2012

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$835,313	$(32,218)

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Investment Management LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Russell 1000 Value Index Fund	0.44%	0.84%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2012, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements, continued

December 31, 2012

the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $3,130 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$219,453,851	$—	$—	$219,453,851
Securities Held as Collateral for Securities on Loan	—	3,901,553	—	3,901,553
Unaffiliated Investment Company	4,378,511	—	—	4,378,511

Total Investment Securities	223,832,362	3,901,553	—	227,733,915

Other Financial Instruments:*
Futures Contracts	(6,081)	—	—	(6,081)

Total Investments	$223,826,281	$3,901,553	$—	$227,727,834

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements, continued

December 31, 2012

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Russell 1000 Value Index Fund	$49,542,676	$36,258,681

6.	Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $204,614,507. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$31,389,237
Unrealized depreciation	(8,269,829)

Net unrealized appreciation	$23,119,408

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2018
AZL Russell 1000 Value Index Fund	$1,248,758

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Russell 1000 Value Index Fund	$752,847	$24,137	$776,984

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Value Index Fund	$2,772,256	$1,698,237	$4,470,493

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements, continued

December 31, 2012

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Value Index Fund	$1,628,385	$—	$1,628,385

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Russell 1000 Value Index Fund	$5,588,381	$5,075,347	$23,119,408	$33,783,136

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Russell 1000 Value Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2012, the Fund declared net long-term capital gain distributions of $1,698,237.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

28

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

29

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

30

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

31

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

32

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

33

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® S&P 500 Index Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 12

Statement of Operations Page 12

Statements of Changes in Net Assets Page 13

Financial Highlights Page 14

Notes to the Financial Statements Page 16

Report of Independent Registered Public Accounting Firm Page 24

Other Federal Income Tax Information Page 25

Other Information Page 26

Approval of Investment Advisory and Subadvisory Agreements Page 27

Information about the Board of Trustees and Officers Page 31

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® S&P 500 Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® S&P 500 Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® S&P 500 Index Fund (Class 2 Shares) returned 15.42%. That compared to a 16.00% total return for its benchmark, the S&P 500® Index1.

The Fund attempts to replicate the performance of the S&P 500® index of large-cap U.S. stocks. U.S. equities delivered strong returns during the 12 months through December 31, 2012, though performance was uneven during the period.

Early in the period, U.S. equities rallied in response to a range of factors, including positive economic indicators in the United States. Although, investors later in the period grew concerned about the depth of the European debt crisis—including growing financial issues in countries such as Greece and Spain. Meanwhile, an economic slowdown in China and a disappointing March jobs report in the U.S. fueled additional concerns about the state of the global economy. Equities ended up giving back much of their year-to-date gains by the end of May.

Equity markets rebounded in June as investors anticipated stimulus actions by the world’s central banks. U.S. stocks advanced through the third quarter as investors responded favorably to an announcement by the European Central Bank to buy unlimited amounts of short-term sovereign debt, and by the U.S. Federal Reserve’s decision to continue purchasing agency mortgage-backed securities until the U.S. unemployment rate improved.

In the fall, concerns resurfaced about the state of the global economy. Investors also responded negatively to the uncertainty surrounding the U.S. presidential election and how the White House and Congress would avoid the so-called “fiscal cliff,” a variety of tax increases and spending cuts scheduled to take effect in January 2013. Still, equities finished the year strongly, rallying from mid-November through the end of the period.

Among sectors in the benchmark, financials and consumer discretionary stocks were the highest performers, with returns of 28.82% and 23.89%, respectively. Telecommunications services and health care sectors also performed well, with gains of 18.31% and 17.89%, respectively.

Energy stocks were hindered by declining oil prices, gaining only 4.61% for the year. Meanwhile utilities gained 1.29% during the period as investors sought out riskier investments with more return potential.

While the Fund does hold derivatives through its use of futures to equitize settled cash and accruals, those derivatives had no impact on total return.*

The underperformance of the Fund compared to its benchmark was the result of Fund expenses that are not incurred by the benchmark.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The Standard & Poor’s 500® Index (“S&P 500®”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® S&P 500 Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the total return of the Standard & Poor’s 500® Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all 500 stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the Index and the Fund’s performance.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

	Inception	1	3	5	Since
	Date	Year	Year	Year	Inception
AZL® S&P 500 Index Fund (Class 1 Shares)	5/14/07	15.66%	10.58%	1.23%	0.82%

AZL® S&P 500 Index Fund (Class 2 Shares)	5/1/07	15.42%	10.33%	0.98%	0.82%

S&P 500® Index	5/1/07	16.00%	10.87%	1.66%	1.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® S&P 500 Index Fund (Class 1 Shares)	0.27%

AZL® S&P 500 Index Fund (Class 2 Shares)	0.52%

Expense Ratios are based on the current Fund prospectus dated April 30, 2012. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the S&P 500® Index is calculated from April 30, 2007.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500® Index (“S&P 500®”), which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL S&P 500 Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL S&P 500 Index Fund, Class 2	$1,000.00	$1,056.70	$2.58	0.50%
AZL S&P 500 Index Fund, Class 1	1,000.00	1,058.20	1.29	0.25%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL S&P 500 Index Fund, Class 2	$1,000.00	$1,022.62	$2.54	0.50%
AZL S&P 500 Index Fund, Class 1	1,000.00	1,023.88	1.27	0.25%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Information Technology	18.1
Financials	14.9
Health Care	11.4
Consumer Discretionary	10.9
Energy	10.5
Consumer Staples	10.1
Industrials	9.6
Materials	3.5

Investments	Percent of net assets (%)
Utilities	3.3
Telecommunication Services	2.9

Total Common Stock	95.2
Unaffiliated Investment Company	4.5
Securities Held as Collateral for Securities on Loan	0.8

Total Investment Securities	100.5
Net other assets (liabilities)	(0.5)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value
Common Stocks (95.2%):
Aerospace & Defense (2.3%):
52,502	Boeing Co. (The)	$3,956,551
25,729	General Dynamics Corp.	1,782,248
60,601	Honeywell International, Inc.	3,846,345
7,285	L-3 Communications Holdings, Inc.	558,177
20,775	Lockheed Martin Corp.	1,917,325
18,927	Northrop Grumman Corp.	1,279,087
11,269	Precision Castparts Corp.	2,134,574
25,445	Raytheon Co.	1,464,614
10,794	Rockwell Collins, Inc.	627,887
21,671	Textron, Inc.	537,224
65,231	United Technologies Corp.	5,349,594

		23,453,626

Air Freight & Logistics (0.7%):
12,457	C.H. Robinson Worldwide, Inc.	787,532
16,241	Expeditors International of Washington, Inc.	642,332
22,639	FedEx Corp.	2,076,449
55,329	United Parcel Service, Inc., Class B	4,079,406

		7,585,719

Airlines (0.1%):
56,862	Southwest Airlines Co.	582,267

Auto Components (0.3%):
9,054	BorgWarner, Inc.*	648,447
22,846	Delphi Automotive plc*	873,860
18,630	Goodyear Tire & Rubber Co.*	257,280
52,764	Johnson Controls, Inc.	1,619,855

		3,399,442

Automobiles (0.5%):
295,121	Ford Motor Co.	3,821,817
17,581	Harley-Davidson, Inc.	858,656

		4,680,473

Beverages (2.2%):
12,381	Beam, Inc.	756,355
11,683	Brown-Forman Corp., Class B	738,950
298,413	Coca-Cola Co. (The)	10,817,472
20,894	Coca-Cola Enterprises, Inc.	662,967
11,715	Constellation Brands, Inc., Class A*	414,594
16,018	Dr Pepper Snapple Group, Inc.	707,675
12,003	Molson Coors Brewing Co., Class B	513,608
11,546	Monster Beverage Corp.*	610,552
119,674	PepsiCo, Inc.	8,189,292

		23,411,465

Biotechnology (1.6%):
15,030	Alexion Pharmaceuticals, Inc.*	1,409,964
59,356	Amgen, Inc.	5,123,610

Shares		Fair Value
Common Stocks, continued
Biotechnology, continued
18,303	Biogen Idec, Inc.*	$2,684,501
32,730	Celgene Corp.*	2,576,506
58,611	Gilead Sciences, Inc.*	4,304,978

		16,099,559

Building Products (0.0%):
27,758	Masco Corp.	462,448

Capital Markets (1.9%):
15,932	Ameriprise Financial, Inc.	997,821
90,429	Bank of New York Mellon Corp. (The)	2,324,025
9,709	BlackRock, Inc.+	2,006,947
84,534	Charles Schwab Corp. (The)	1,213,908
20,260	E*TRADE Financial Corp.*	181,327
10,662	Franklin Resources, Inc.	1,340,213
34,179	Goldman Sachs Group, Inc. (The)	4,359,873
34,347	Invesco, Ltd.	896,113
8,923	Legg Mason, Inc.	229,500
106,690	Morgan Stanley	2,039,913
16,885	Northern Trust Corp.	846,952
35,972	State Street Corp.	1,691,044
19,736	T. Rowe Price Group, Inc.	1,285,406

		19,413,042

Chemicals (2.4%):
16,466	Air Products & Chemicals, Inc.	1,383,473
5,477	Airgas, Inc.	499,995
4,886	CF Industries Holdings, Inc.	992,640
92,772	Dow Chemical Co. (The)	2,998,391
72,136	E.I. du Pont de Nemours & Co.	3,243,956
11,797	Eastman Chemical Co.	802,786
20,451	Ecolab, Inc.	1,470,427
10,593	FMC Corp.	619,902
6,285	International Flavor & Fragrances, Inc.	418,204
29,457	LyondellBasell Industries NV, Class A	1,681,700
41,356	Monsanto Co.	3,914,346
21,336	Mosaic Co. (The)	1,208,258
11,863	PPG Industries, Inc.	1,605,657
23,006	Praxair, Inc.	2,518,007
6,639	Sherwin Williams Co.	1,021,211
9,316	Sigma Aldrich Corp.	685,471

		25,064,424

Commercial Banks (2.7%):
54,277	BB&T Corp.	1,580,003
14,594	Comerica, Inc.	442,782
69,472	Fifth Third Bancorp	1,055,280
18,899	First Horizon National Corp.	187,289
66,290	Huntington Bancshares, Inc.	423,593
72,779	KeyCorp	612,799
9,407	M&T Bank Corp.^	926,307

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Commercial Banks, continued
40,846	PNC Financial Services Group, Inc.	$2,381,730
109,029	Regions Financial Corp.	776,286
41,543	SunTrust Banks, Inc.	1,177,744
145,485	U.S. Bancorp	4,646,791
378,742	Wells Fargo & Co.	12,945,403
14,201	Zions Bancorp	303,901

		27,459,908

Commercial Services & Supplies (0.5%):
17,983	ADT Corp. (The)	836,030
7,805	Avery Dennison Corp.	272,551
8,170	Cintas Corp.	334,153
12,979	Iron Mountain, Inc.	402,998
15,949	Pitney Bowes, Inc.^	169,697
23,106	Republic Services, Inc.	677,699
6,608	Stericycle, Inc.*	616,328
36,027	Tyco International, Ltd.	1,053,790
33,617	Waste Management, Inc.	1,134,237

		5,497,483

Communications Equipment (1.9%):
410,722	Cisco Systems, Inc.(a)	8,070,687
6,097	F5 Networks, Inc.*	592,324
8,735	Harris Corp.	427,666
18,263	JDS Uniphase Corp.*	247,281
39,917	Juniper Networks, Inc.*	785,167
21,712	Motorola Solutions, Inc.	1,208,924
112	Nortel Networks Corp.*	1
131,823	QUALCOMM, Inc.	8,175,662

		19,507,712

Computers & Peripherals (4.7%):
72,772	Apple, Inc.	38,789,659
113,364	Dell, Inc.	1,148,377
162,970	EMC Corp.*	4,123,141
152,391	Hewlett-Packard Co.	2,171,572
27,736	NetApp, Inc.*	930,543
18,634	SanDisk Corp.*	811,697
26,012	Seagate Technology plc	792,846
16,923	Western Digital Corp.	719,058

		49,486,893

Construction & Engineering (0.2%):
12,881	Fluor Corp.	756,630
10,007	Jacobs Engineering Group, Inc.*	425,998
16,439	Quanta Services, Inc.*	448,620

		1,631,248

Construction Materials (0.1%):
9,981	Vulcan Materials Co.	519,511

Consumer Finance (0.9%):
75,328	American Express Co.	4,329,854
44,999	Capital One Financial Corp.	2,606,792
39,066	Discover Financial Services	1,505,994
35,617	SLM Corp.	610,119

		9,052,759

Shares		Fair Value
Common Stocks, continued
Containers & Packaging (0.1%):
11,936	Ball Corp.	$534,136
8,071	Bemis Co., Inc.	270,056
12,772	Owens-Illinois, Inc.*	271,660
14,973	Sealed Air Corp.	262,177

		1,338,029

Distributors (0.1%):
11,966	Genuine Parts Co.	760,798

Diversified Consumer Services (0.1%):
7,751	Apollo Group, Inc., Class A*	162,151
20,928	H&R Block, Inc.	388,633

		550,784

Diversified Financial Services (3.4%):
833,789	Bank of America Corp.	9,671,952
226,859	Citigroup, Inc.	8,974,542
23,793	CME Group, Inc.	1,206,543
5,614	IntercontinentalExchange, Inc.*	695,069
294,075	JPMorgan Chase & Co.	12,930,479
15,279	Leucadia National Corp.^	363,487
14,919	Moody’s Corp.	750,724
9,118	NASDAQ OMX Group, Inc. (The)	228,041
18,814	NYSE Euronext	593,394

		35,414,231

Diversified Telecommunication Services (2.6%):
439,423	AT&T, Inc.	14,812,949
48,293	CenturyLink, Inc.	1,889,222
77,013	Frontier Communications Corp.^	329,616
220,778	Verizon Communications, Inc.	9,553,064
45,352	Windstream Corp.^	375,515

		26,960,366

Electric Utilities (1.8%):
37,641	American Electric Power Co., Inc.	1,606,518
54,482	Duke Energy Corp.	3,475,951
25,136	Edison International	1,135,896
13,680	Entergy Corp.	872,100
66,189	Exelon Corp.	1,968,461
32,265	FirstEnergy Corp.	1,347,386
32,760	NextEra Energy, Inc.	2,266,664
24,209	Northeast Utilities	946,088
17,744	Pepco Holdings, Inc.^	347,960
8,450	Pinnacle West Capital Corp.	430,781
45,148	PPL Corp.	1,292,587
67,726	Southern Co. (The)	2,899,350

		18,589,742

Electrical Equipment (0.6%):
35,787	Eaton Corp. plc	1,939,669
56,117	Emerson Electric Co.	2,971,957
10,769	Rockwell Automation, Inc.	904,488
7,638	Roper Industries, Inc.	851,484

		6,667,598

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components (0.4%):
12,420	Amphenol Corp., Class A	$803,574
114,093	Corning, Inc.	1,439,854
11,573	FLIR Systems, Inc.	258,194
14,598	Jabil Circuit, Inc.	281,595
10,618	Molex, Inc.^	290,190
32,708	TE Connectivity, Ltd.	1,214,121

		4,287,528

Energy Equipment & Services (1.8%):
33,912	Baker Hughes, Inc.	1,384,966
19,000	Cameron International Corp.*	1,072,740
5,362	Diamond Offshore Drilling, Inc.^	364,402
17,902	Ensco plc, Class A, ADR	1,061,231
18,390	FMC Technologies, Inc.*	787,644
71,868	Halliburton Co.	2,493,101
8,153	Helmerich & Payne, Inc.	456,650
22,674	Nabors Industries, Ltd.*	327,639
33,047	National-Oilwell Varco, Inc.	2,258,762
19,486	Noble Corp.	678,503
9,578	Rowan Cos. plc, Class A*	299,504
102,700	Schlumberger, Ltd.	7,116,082

		18,301,224

Food & Staples Retailing (2.2%):
33,460	Costco Wholesale Corp.	3,304,844
96,457	CVS Caremark Corp.	4,663,696
39,772	Kroger Co. (The)	1,034,867
18,629	Safeway, Inc.^	336,999
45,570	Sysco Corp.	1,442,746
66,459	Walgreen Co.	2,459,648
129,403	Wal-Mart Stores, Inc.	8,829,166
13,360	Whole Foods Market, Inc.	1,220,169

		23,292,135

Food Products (1.7%):
50,812	Archer-Daniels-Midland Co.	1,391,741
13,894	Campbell Soup Co.^	484,762
31,661	ConAgra Foods, Inc.	934,000
14,518	Dean Foods Co.*	239,692
50,017	General Mills, Inc.	2,021,187
24,877	H.J. Heinz Co.	1,434,905
11,564	Hershey Co.	835,152
10,281	Hormel Foods Corp.	320,870
8,444	J.M. Smucker Co. (The)	728,211
19,043	Kellogg Co.	1,063,552
45,856	Kraft Foods Group, Inc., Class A	2,085,072
10,232	McCormick & Co.	650,039
15,721	Mead Johnson Nutrition Co.	1,035,857
137,475	Mondelez International, Inc., Class A	3,501,487
22,081	Tyson Foods, Inc., Class A	428,371

		17,154,898

Shares		Fair Value
Common Stocks, continued
Gas Utilities (0.1%):
9,091	AGL Resources, Inc.	$363,367
15,819	ONEOK, Inc.	676,263

		1,039,630

Health Care Equipment & Supplies (1.7%):
42,500	Baxter International, Inc.	2,833,050
15,245	Becton, Dickinson & Co.	1,192,007
106,328	Boston Scientific Corp.*	609,259
5,911	C.R. Bard, Inc.	577,741
17,162	CareFusion Corp.*	490,490
36,633	Covidien plc	2,115,189
10,936	DENTSPLY International, Inc.	433,175
8,927	Edwards Lifesciences Corp.*	804,948
3,081	Intuitive Surgical, Inc.*	1,510,830
78,254	Medtronic, Inc.	3,209,979
23,859	St. Jude Medical, Inc.	862,264
22,307	Stryker Corp.	1,222,870
8,541	Varian Medical Systems, Inc.*	599,920
13,478	Zimmer Holdings, Inc.	898,443

		17,360,165

Health Care Providers & Services (1.8%):
25,783	Aetna, Inc.	1,193,753
18,231	AmerisourceBergen Corp.	787,215
26,314	Cardinal Health, Inc.	1,083,611
22,060	CIGNA Corp.	1,179,328
10,324	Coventry Health Care, Inc.	462,825
6,485	DaVita, Inc.*	716,787
63,156	Express Scripts Holding Co.*	3,410,423
12,250	Humana, Inc.	840,718
7,284	Laboratory Corp. of America Holdings*	630,940
18,312	McKesson, Inc.	1,775,531
6,396	Patterson Companies, Inc.	218,935
12,247	Quest Diagnostics, Inc.	713,633
8,377	Tenet Healthcare Corp.*	272,001
79,035	UnitedHealth Group, Inc.	4,286,857
23,431	WellPoint, Inc.	1,427,417

		18,999,974

Health Care Technology (0.1%):
11,225	Cerner Corp.*	871,509

Hotels, Restaurants & Leisure (1.7%):
34,499	Carnival Corp.	1,268,528
2,445	Chipotle Mexican Grill, Inc.*	727,290
9,892	Darden Restaurants, Inc.	445,832
20,854	International Game Technology	295,501
19,058	Marriott International, Inc., Class A	710,292
77,675	McDonald’s Corp.	6,851,711
57,537	Starbucks Corp.	3,085,134

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
15,157	Starwood Hotels & Resorts Worldwide, Inc.	$869,406
10,818	Wyndham Worldwide Corp.	575,626
6,126	Wynn Resorts, Ltd.	689,114
34,962	Yum! Brands, Inc.	2,321,477

		17,839,911

Household Durables (0.3%):
21,482	D.R. Horton, Inc.	424,914
8,418	Garmin, Ltd.^	343,623
5,254	Harman International Industries, Inc.	234,539
10,959	Leggett & Platt, Inc.	298,304
12,618	Lennar Corp.^	487,938
22,277	Newell Rubbermaid, Inc.	496,108
26,048	PulteGroup, Inc.*	473,032
5,982	Whirlpool Corp.	608,668

		3,367,126

Household Products (2.1%):
10,132	Clorox Co. (The)	741,865
34,390	Colgate-Palmolive Co.	3,595,131
30,278	Kimberly-Clark Corp.	2,556,372
211,529	Procter & Gamble Co. (The)	14,360,703

		21,254,071

Independent Power Producers & Energy Traders (0.1%):
47,888	AES Corp. (The)	512,402
24,931	NRG Energy, Inc.	573,163

		1,085,565

Industrial Conglomerates (2.3%):
49,245	3M Co.	4,572,398
45,066	Danaher Corp.	2,519,189
811,249	General Electric Co.	17,028,117

		24,119,704

Insurance (3.8%):
26,287	ACE, Ltd.	2,097,703
36,313	AFLAC, Inc.	1,928,947
37,167	Allstate Corp. (The)	1,492,998
114,206	American International Group, Inc.*	4,031,472
24,664	Aon plc	1,371,318
6,050	Assurant, Inc.	209,935
141,116	Berkshire Hathaway, Inc., Class B*	12,658,104
20,273	Chubb Corp. (The)	1,526,962
11,282	Cincinnati Financial Corp.	441,803
38,490	Genworth Financial, Inc.*	289,060
33,620	Hartford Financial Services Group, Inc. (The)	754,433
21,234	Lincoln National Corp.	549,961
24,110	Loews Corp.	982,483

Shares		Fair Value
Common Stocks, continued
Insurance, continued
41,985	Marsh & McLennan Cos., Inc.	$1,447,223
84,403	MetLife, Inc.	2,780,235
21,399	Principal Financial Group, Inc.	610,299
43,235	Progressive Corp. (The)	912,259
35,954	Prudential Financial, Inc.	1,917,427
7,292	Torchmark Corp.	376,778
29,518	Travelers Cos., Inc. (The)	2,119,983
21,217	UnumProvident Corp.	441,738
23,178	XL Group plc	580,841

		39,521,962

Internet & Catalog Retail (1.0%):
28,033	Amazon.com, Inc.*	7,040,208
7,225	Expedia, Inc.	443,976
4,284	Netflix, Inc.*	397,470
3,861	Priceline.com, Inc.*	2,398,453
8,492	TripAdvisor, Inc.*	356,324

		10,636,431

Internet Software & Services (2.1%):
13,677	Akamai Technologies, Inc.*	559,526
90,092	eBay, Inc.*	4,596,494
20,591	Google, Inc., Class A*	14,606,638
12,064	VeriSign, Inc.*	468,324
80,427	Yahoo!, Inc.*	1,600,497

		21,831,479

IT Services (3.7%):
49,396	Accenture plc, Class A	3,284,834
37,556	Automatic Data Processing, Inc.	2,141,068
23,223	Cognizant Technology Solutions Corp., Class A*	1,719,663
12,077	Computer Sciences Corp.	483,684
19,318	Fidelity National Information Services, Inc.	672,460
10,334	Fiserv, Inc.*	816,696
82,170	International Business Machines Corp.	15,739,663
8,260	MasterCard, Inc., Class A	4,057,973
24,907	Paychex, Inc.	775,604
22,304	SAIC, Inc.	252,481
13,007	Teradata Corp.*	805,003
12,320	Total System Services, Inc.	263,894
40,328	Visa, Inc., Class A	6,112,918
46,469	Western Union Co.	632,443

		37,758,384

Leisure Equipment & Products (0.1%):
8,939	Hasbro, Inc.^	320,910
26,570	Mattel, Inc.	972,994

		1,293,904

Life Sciences Tools & Services (0.4%):
26,881	Agilent Technologies, Inc.	1,100,508
13,323	Life Technologies Corp.*	653,893

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Life Sciences Tools & Services, continued
8,797	PerkinElmer, Inc.	$279,217
27,876	Thermo Fisher Scientific, Inc.	1,777,931
6,764	Waters Corp.*	589,280

		4,400,829

Machinery (1.9%):
50,588	Caterpillar, Inc.	4,531,674
13,662	Cummins, Inc.	1,480,278
30,336	Deere & Co.	2,621,637
13,858	Dover Corp.	910,609
3,871	Flowserve Corp.	568,263
32,995	Illinois Tool Works, Inc.	2,006,426
21,669	Ingersoll-Rand plc	1,039,245
8,167	Joy Global, Inc.	520,891
27,273	PACCAR, Inc.	1,233,012
8,605	Pall Corp.	518,537
11,530	Parker Hannifin Corp.	980,742
16,212	Pentair, Ltd., Registered Shares	796,820
4,486	Snap-On, Inc.	354,349
13,107	Stanley Black & Decker, Inc.	969,525
14,348	Xylem, Inc.	388,831

		18,920,839

Media (3.3%):
16,915	Cablevision Systems Corp., Class A	252,710
45,648	CBS Corp., Class B	1,736,906
205,583	Comcast Corp., Class A	7,684,694
46,749	DIRECTV, Inc., Class A*	2,344,930
18,488	Discovery Communications, Inc., Class A*	1,173,618
17,993	Gannett Co., Inc.	324,054
33,858	Interpublic Group of Cos., Inc. (The)	373,115
21,433	McGraw-Hill Cos., Inc. (The)	1,171,742
156,006	News Corp., Class A	3,984,393
20,492	Omnicom Group, Inc.	1,023,780
6,666	Scripps Networks Interactive, Class A	386,095
23,352	Time Warner Cable, Inc.	2,269,581
73,214	Time Warner, Inc.	3,501,826
35,753	Viacom, Inc., Class B	1,885,613
137,104	Walt Disney Co. (The)	6,826,408
354	Washington Post Co. (The), Class B^	129,284

		35,068,749

Metals & Mining (0.7%):
82,302	Alcoa, Inc.	714,381
8,309	Allegheny Technologies, Inc.	252,261
11,072	Cliffs Natural Resources, Inc.^	426,936
73,534	Freeport-McMoRan Copper & Gold, Inc.	2,514,864

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
38,510	Newmont Mining Corp.	$1,788,405
24,491	Nucor Corp.	1,057,521
11,276	United States Steel Corp.^	269,158

		7,023,526

Multiline Retail (0.8%):
4,598	Big Lots, Inc.*	130,859
20,285	Dollar General Corp.*	894,366
17,515	Dollar Tree, Inc.*	710,408
7,482	Family Dollar Stores, Inc.	474,434
11,202	J.C. Penney Co., Inc.^	220,791
16,385	Kohl’s Corp.	704,227
30,595	Macy’s, Inc.	1,193,817
11,784	Nordstrom, Inc.	630,444
50,356	Target Corp.	2,979,565

		7,938,911

Multi-Utilities (1.3%):
18,717	Ameren Corp.	574,986
32,969	CenterPoint Energy, Inc.	634,653
20,440	CMS Energy Corp.	498,327
22,597	Consolidated Edison, Inc.	1,255,037
44,451	Dominion Resources, Inc.	2,302,563
13,250	DTE Energy Co.	795,663
6,009	Integrys Energy Group, Inc.	313,790
23,962	NiSource, Inc.	596,414
33,263	PG&E Corp.	1,336,508
39,032	Public Service Enterprise Group, Inc.	1,194,379
10,128	SCANA Corp.	462,242
17,342	Sempra Energy	1,230,241
15,893	TECO Energy, Inc.	266,367
17,777	Wisconsin Energy Corp.	655,082
37,614	Xcel Energy, Inc.	1,004,670

		13,120,922

Office Electronics (0.1%):
97,849	Xerox Corp.	667,330

Oil, Gas & Consumable Fuels (8.7%):
38,688	Anadarko Petroleum Corp.	2,874,905
30,310	Apache Corp.	2,379,335
16,200	Cabot Oil & Gas Corp.	805,788
40,038	Chesapeake Energy Corp.^	665,432
151,395	Chevron Corp.	16,371,855
93,907	ConocoPhillips	5,445,667
17,559	CONSOL Energy, Inc.	563,644
30,174	Denbury Resources, Inc.*	488,819
29,210	Devon Energy Corp.	1,520,088
20,955	EOG Resources, Inc.	2,531,154
11,541	EQT Corp.	680,688
352,717	Exxon Mobil Corp.	30,527,657
22,923	Hess Corp.	1,214,002
48,813	Kinder Morgan, Inc.	1,724,563

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
54,713	Marathon Oil Corp.	$1,677,501
26,261	Marathon Petroleum Corp.	1,654,443
14,237	Murphy Oil Corp.	847,813
10,515	Newfield Exploration Co.*	281,592
13,720	Noble Energy, Inc.	1,395,873
62,676	Occidental Petroleum Corp.	4,801,608
20,699	Peabody Energy Corp.	550,800
48,370	Phillips 66	2,568,447
9,492	Pioneer Natural Resources Co.	1,011,752
13,711	QEP Resources, Inc.	415,032
12,536	Range Resources Corp.	787,637
27,157	Southwestern Energy Co.*	907,315
51,507	Spectra Energy Corp.	1,410,262
10,783	Tesoro Corp.	474,991
42,850	Valero Energy Corp.	1,462,042
52,232	Williams Cos., Inc. (The)	1,710,076
15,526	WPX Energy, Inc.*	231,027

		89,981,808

Paper & Forest Products (0.2%):
33,998	International Paper Co.	1,354,480
13,391	MeadWestvaco Corp.	426,771

		1,781,251

Personal Products (0.2%):
33,328	Avon Products, Inc.	478,590
18,521	Estee Lauder Co., Inc. (The), Class A	1,108,667

		1,587,257

Pharmaceuticals (5.8%):
122,280	Abbott Laboratories	8,009,340
23,837	Allergan, Inc.	2,186,568
127,717	Bristol-Myers Squibb Co.	4,162,297
78,999	Eli Lilly & Co.	3,896,231
18,036	Forest Laboratories, Inc.*	637,032
12,735	Hospira, Inc.*	397,841
214,384	Johnson & Johnson Co.	15,028,319
235,223	Merck & Co., Inc.	9,630,030
31,673	Mylan, Inc.*	870,374
6,781	Perrigo Co.	705,427
569,593	Pfizer, Inc.	14,285,392
9,848	Watson Pharmaceuticals, Inc.*	846,928

		60,655,779

Professional Services (0.1%):
3,487	Dun & Bradstreet Corp.^	274,253
9,246	Equifax, Inc.	500,393
10,961	Robert Half International, Inc.	348,779

		1,123,425

Real Estate Investment Trusts (REITs) (2.1%):
30,620	American Tower Corp.	2,366,007
11,316	Apartment Investment & Management Co., Class A	306,211
8,848	AvalonBay Communities, Inc.	1,199,700

Shares		Fair Value
Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
11,632	Boston Properties, Inc.	$1,230,782
24,889	Equity Residential Property Trust	1,410,460
35,061	HCP, Inc.	1,584,056
20,089	Health Care REIT, Inc.	1,231,255
56,386	Host Hotels & Resorts, Inc.	883,569
31,392	Kimco Realty Corp.	606,493
12,459	Plum Creek Timber Co., Inc.	552,806
35,541	Prologis, Inc.	1,296,891
11,189	Public Storage, Inc.	1,621,957
23,931	Simon Property Group, Inc.	3,783,252
22,789	Ventas, Inc.	1,474,904
13,045	Vornado Realty Trust	1,044,644
41,892	Weyerhaeuser Co.	1,165,435

		21,758,422

Real Estate Management & Development (0.0%):
23,291	CBRE Group, Inc.*	463,491

Road & Rail (0.7%):
79,737	CSX Corp.	1,573,211
24,460	Norfolk Southern Corp.	1,512,606
4,045	Ryder System, Inc.	201,967
36,395	Union Pacific Corp.	4,575,580

		7,863,364

Semiconductors & Semiconductor Equipment (1.9%):
48,083	Advanced Micro Devices, Inc.*^	115,399
24,680	Altera Corp.	849,979
23,313	Analog Devices, Inc.	980,545
92,709	Applied Materials, Inc.	1,060,591
40,140	Broadcom Corp., Class A	1,333,050
4,580	First Solar, Inc.*	141,430
384,973	Intel Corp.	7,941,994
12,845	KLA-Tencor Corp.	613,477
13,273	Lam Research Corp.*	479,553
17,763	Linear Technology Corp.	609,271
42,290	LSI Corp.*	299,413
14,965	Microchip Technology, Inc.^	487,709
78,486	Micron Technology, Inc.*	498,386
48,577	NVIDIA Corp.	597,011
14,565	Teradyne, Inc.*	246,003
86,726	Texas Instruments, Inc.	2,683,303
20,224	Xilinx, Inc.	726,042

		19,663,156

Software (3.3%):
38,297	Adobe Systems, Inc.*	1,443,031
17,503	Autodesk, Inc.*	618,731
11,043	BMC Software, Inc.*	437,965

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Software, continued
25,966	CA, Inc.	$570,733
14,424	Citrix Systems, Inc.*	948,378
23,651	Electronic Arts, Inc.*	343,649
21,528	Intuit, Inc.	1,280,916
585,986	Microsoft Corp.	15,663,407
290,804	Oracle Corp.	9,689,589
14,891	Red Hat, Inc.*	788,627
10,107	Salesforce.com, Inc.*	1,698,987
53,693	Symantec Corp.*	1,009,965

		34,493,978

Specialty Retail (2.1%):
6,158	Abercrombie & Fitch Co., Class A	295,399
3,073	AutoNation, Inc.*^	121,998
2,859	AutoZone, Inc.*	1,013,315
17,742	Bed Bath & Beyond, Inc.*	991,955
20,627	Best Buy Co., Inc.	244,430
17,615	CarMax, Inc.*	661,267
9,444	GameStop Corp., Class A^	236,950
23,003	Gap, Inc. (The)	714,013
115,677	Home Depot, Inc. (The)	7,154,623
18,612	Limited Brands, Inc. (The)	875,881
87,023	Lowe’s Cos., Inc.	3,091,057
8,874	O’Reilly Automotive, Inc.*	793,513
8,346	PetSmart, Inc.	570,366
17,276	Ross Stores, Inc.	935,495
51,812	Staples, Inc.	590,657
9,183	Tiffany & Co.	526,553
56,430	TJX Cos., Inc. (The)	2,395,454
8,418	Urban Outfitters, Inc.*	331,332

		21,544,258

Textiles, Apparel & Luxury Goods (0.6%):
22,002	Coach, Inc.	1,221,331
4,231	Fossil, Inc.*	393,906
56,478	Nike, Inc., Class B	2,914,264
4,712	Ralph Lauren Corp.	706,423
6,850	V.F. Corp.	1,034,145

		6,270,069

Thrifts & Mortgage Finance (0.1%):
36,968	Hudson City Bancorp, Inc.	300,550
27,260	People’s United Financial, Inc.	329,573

		630,123

Shares or Principal Amount		Fair Value
Common Stocks, continued
Tobacco (1.7%):
156,537	Altria Group, Inc.	$4,918,393
9,991	Lorillard, Inc.	1,165,650
129,241	Philip Morris International, Inc.	10,809,717
25,063	Reynolds American, Inc.	1,038,360

		17,932,120

Trading Companies & Distributors (0.2%):
20,791	Fastenal Co.	970,732
4,624	W.W. Grainger, Inc.	935,759

		1,906,491

Wireless Telecommunication Services (0.3%):
22,609	Crown Castle International Corp.*	1,631,466
24,664	MetroPCS Communications, Inc.*	245,160
233,311	Sprint Nextel Corp.*	1,322,873

		3,199,499

Total Common Stocks (Cost $757,185,070)		985,600,724

Securities Held as Collateral for Securities on Loan (0.8%):
$8,050,098	Allianz Variable Insurance Products Securities Lending Collateral Trust(b)	8,050,098

Total Securities Held as Collateral for Securities on Loan (Cost $8,050,098)		8,050,098

Unaffiliated Investment Company (4.5%):
46,663,207	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(c)	46,663,207

Total Unaffiliated Investment Company (Cost $46,663,207)		46,663,207

Total Investment Securities (Cost $811,898,375)(d) — 100.5%		1,040,314,029
Net other assets (liabilities) — (0.5%)		(5,633,528)

Net Assets—100.0%		$1,034,680,501

continued

Percentages indicated are based on net assets as of December 31, 2012.

ADR—American Depositary Receipt

*	Non-income producing security.

+	Affiliated securities

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $7,847,422.

(a)	A portion of this investment security is segregated as collateral for futures contracts, the aggregate fair value of the segregated security is $3,171,256.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(c)	The rate represents the effective yield at December 31, 2012.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contrscts

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/15/13	683	$48,496,415	$(77,322)

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in non-affiliates, at cost	$810,065,245
Investments in affiliates, at cost	1,833,130

Total investment securities, at cost	$811,898,375

Investments in non-affiliates, at value*	$1,038,307,082
Investments in affiliates, at value	2,006,947

Total investment securities, at value	1,040,314,029
Cash	2,594
Interest and dividends receivable	1,109,644
Receivable for capital shares issued	676,160
Receivable for investments sold	150,449
Reclaims receivable	519
Receivable for variation margin on futures contracts	1,218,901
Prepaid expenses	246

Total Assets	1,043,472,542

Liabilities:
Payable for capital shares redeemed	15,317
Payable for collateral received on loaned securities	8,050,098
Payable for variation margin on futures contracts	193,975
Manager fees payable	147,256
Administration fees payable	31,202
Distribution fees payable	213,424
Custodian fees payable	9,615
Administrative and compliance services fees payable	5,004
Other accrued liabilities	126,150

Total Liabilities	8,792,041

Net Assets	$1,034,680,501

Net Assets Consist of:
Capital	$894,939,619
Accumulated net investment income/(loss)	16,363,497
Accumulated net realized gains/(losses) from investment transactions	(104,960,947)
Net unrealized appreciation/(depreciation) on investments	228,338,332

Net Assets	$1,034,680,501

Class 1
Net Assets	$14,827,602
Shares of beneficial interest (unlimited number of shares authorized, no par value)	1,490,284
Net Asset Value (offering and redemption price per share)	$9.95

Class 2
Net Assets	$1,019,852,899
Shares of beneficial interest (unlimited number of shares authorized, no par value)	103,039,285
Net Asset Value (offering and redemption price per share)	$9.90

*	Includes securities on loan of $7,847,422.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$20,787,428
Dividends from affiliated securities	52,574
Income from securities lending	89,340
Foreign withholding tax	(11,709)

Total Investment Income	20,917,633

Expenses:
Manager fees	1,564,975
Administration fees	328,454
Distribution fees—Class 2	2,264,782
Custodian fees	40,019
Administrative and compliance services fees	27,063
Trustee fees	60,035
Professional fees	72,310
Shareholder reports	47,531
Other expenses	216,239

Total expenses	4,621,408

Net Investment Income/(Loss)	16,296,225

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	2,338,850
Net realized gains/(losses) on affiliated transactions	654
Net realized gains/(losses) on futures contracts	2,279,264
Change in unrealized appreciation/depreciation on investments	102,810,844

Net Realized/Unrealized Gains/(Losses) on Investments	107,429,612

Change in Net Assets Resulting From Operations	$123,725,837

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL S&P 500 Index Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$16,296,225	$10,716,307
Net realized gains/(losses) on investment transactions	4,618,768	(194,988)
Change in unrealized appreciation/depreciation on investments	102,810,844	(1,871,555)

Change in net assets resulting from operations	123,725,837	8,649,764

Dividends to Shareholders:
From net investment income:
Class 1	(187,650)	(206,605)
Class 2	(10,467,318)	(8,586,345)

Change in net assets resulting from dividends to shareholders	(10,654,968)	(8,792,950)

Change in net assets from capital transactions	175,229,055	136,667,834

Change in net assets	288,299,924	136,524,648
Net Assets:
Beginning of period	746,380,577	609,855,929

End of period	$1,034,680,501	$746,380,577

Accumulated net investment income/(loss)	$16,363,497	$10,789,519

Capital Transactions:
Class 1
Proceeds from shares issued	1,630,983	889,931
Dividends reinvested	187,650	206,605
Cost of shares redeemed	(2,366,566)	(3,173,655)

Total Class 1	(547,933)	(2,077,119)

Class 2
Proceeds from shares issued	217,127,383	199,814,635
Dividends reinvested	10,467,318	8,586,345
Value of shares redeemed	(51,817,713)	(69,656,027)

Total Class 2	175,776,988	138,744,953

Total Capital Transactions	175,229,055	136,667,834

Share Transactions:
Class 1
Issued	168,979	100,203
Reinvested	18,878	25,257
Redeemed	(246,733)	(362,065)

Total Class 1 Shares	(58,876)	(236,605)

Class 2
Issued	22,883,498	22,799,156
Reinvested	1,058,374	1,053,539
Redeemed	(5,447,314)	(8,030,355)

Total Class 2 Shares	18,494,558	15,822,340

Change in shares	18,435,682	15,585,735

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011	2010	2009		2008

Class 1
Net Asset Value, Beginning of Period	$8.71	$8.68	$7.71	$6.16		$9.86

Investment Activities:
Net Investment Income	0.19 (a)	0.16 (a)	0.14 (a)	0.13	(a)	0.18 (a)
Net Realized and Unrealized Gains (Losses) on Investments	1.17	— (b)	0.98	1.45		(3.87)

Total from Investment Activities	1.36	0.16	1.12	1.58		(3.69)

Dividends to Shareholders From:
Net Investment Income	(0.12)	(0.13)	(0.13)	(0.03)		(0.01)
Net Realized Gains	—	—	(0.02)	—		— (b)

Total Dividends	(0.12)	(0.13)	(0.15)	(0.03)		(0.01)

Net Asset Value, End of Period	$9.95	$8.71	$8.68	$7.71		$6.16

Total Return(c)	15.66%	1.88%	14.75%	25.69%		(37.46)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets at End of Period (000’s)	$14,828	$13,488	$15,506	$14,462		$11,158
Net Investment Income	2.00%	1.79%	1.79%	2.06%		2.67%
Expenses Before Reductions(d)	0.26%	0.27%	0.29%	0.30%		0.37%
Expenses Net of Reductions	0.26%	0.26%	0.24%	0.24%		0.26%
Portfolio Turnover Rate(e)	3%	2%	14%	16	%(f)	82%

(a)	Average shares method used in calculation.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 37%.

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Financial Highlights, continued

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011	2010	2009		2008
Class 2
Net Asset Value, Beginning of Period	$8.67	$8.65	$7.68	$6.15		$9.86

Investment Activities:
Net Investment Income	0.17 (a)	0.14 (a)	0.12 (a)	0.12	(a)	0.16 (a)
Net Realized and Unrealized Gains (Losses) on Investments	1.17	(0.01)	0.98	1.44		(3.87)

Total from Investment Activities	1.34	0.13	1.10	1.56		(3.71)

Dividends to Shareholders From:
Net Investment Income	(0.11)	(0.11)	(0.11)	(0.03)		— (b)
Net Realized Gains	—	—	(0.02)	—		— (b)

Total Dividends	(0.11)	(0.11)	(0.13)	(0.03)		— (b)

Net Asset Value, End of Period	$9.90	$8.67	$8.65	$7.68		$6.15

Total Return(c)	15.42%	1.55%	14.57%	25.36%		(37.62)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets at End of Period (000’s)	$1,019,853	$732,892	$594,350	$707,448		$245,652
Net Investment Income	1.77%	1.56%	1.51%	1.78%		2.29%
Expenses Before Reductions(d)	0.51%	0.52%	0.54%	0.54%		0.65%
Expenses Net of Reductions	0.51%	0.51%	0.49%	0.49%		0.51%
Portfolio Turnover Rate(e)	3%	2%	14%	16	%(f)	82%

(a)	Average shares method used in calculation.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 37%.

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL S&P 500 Index Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. In addition, income and realized and unrealized gains and losses are allocated to each class of shares based on its relative net assets on a daily basis.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $16 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $8,823 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The gross notional amount of futures contracts outstanding was $48.5 million as of December 31, 2012. The monthly average notional amount for these contracts was $34.5 million for the year ended December 31, 2012.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$77,322

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Notes to the Financial Statements, continued

December 31, 2012

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on futures contracts/ change in unrealized appreciation/depreciation on investments	$2,279,264	$(192,622)

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Investment Management LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL S&P 500 Index Fund Class 1	0.17%	0.46%
AZL S&P 500 Index Fund Class 2	0.17%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2013	Expires 12/31/2014	Total
AZL S&P 500 Index Fund	$270,682	$53,390	$324,072

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2012, there were no voluntary waivers.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets of Class 2 shares. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $13,533 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks+	$985,600,724	$—	$—	$985,600,724
Securities Held as Collateral for Securities on Loan	—	7,902,238	—	7,902,238
Unaffiliated Investment Company	46,663,207	—	—	46,663,207

Total Investment Securities	1,032,263,931	7,902,238	—	1,040,166,169

Other Financial Instruments:*
Futures Contracts	(77,322)	—	—	(77,322)

Total Investments	$1,032,186,609	$7,902,238	$—	$1,040,088,847

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Notes to the Financial Statements, continued

December 31, 2012

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL S&P 500 index Fund	$181,288,347	$23,949,724

6.	Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $824,242,970. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$230,869,617
Unrealized depreciation	(14,798,558)

Net unrealized appreciation	$216,071,059

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2016
AZL S&P 500 Index Fund	$92,530,247

During the year ended December 31, 2012, the Fund utilized $4,541,273 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL S&P 500 Index Fund	$10,654,968	$—	$10,654,968

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL S&P 500 Index Fund

Notes to the Financial Statements, continued

December 31, 2012

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL S&P 500 Index Fund	$8,792,950	$—	$8,792,950

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL S&P 500 Index Fund	$16,200,070	$(92,530,247)	$216,071,059	$139,740,882

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL S&P 500 Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

27

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short-and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

28

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

29

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

30

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

31

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

32

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Schroder Emerging Markets Equity Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 8

Statement of Operations Page 8

Statements of Changes in Net Assets Page 9

Financial Highlights Page 10

Notes to the Financial Statements Page 12

Report of Independent Registered Public Accounting Firm Page 19

Other Federal Income Tax Information Page 20

Other Information Page 21

Approval of Investment Advisory and Subadvisory Agreements Page 22

Information about the Board of Trustees and Officers Page 26

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Schroder Emerging Markets Equity Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Schroder Emerging Markets Equity Fund and Schroder Investment Management North America Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares) returned 21.04%1 compared to a 18.63% total return for its benchmark, the MSCI Emerging Markets Index2.

Emerging markets performed well during the 12-month period ended December 31, 2012. The period started with a powerful rally, but those gains were largely erased by early summer amid concerns about slow economic growth in the U.S., the ongoing European debt crisis and China’s slowing economy. As the period continued, however, investor confidence rebounded after efforts by the European Central Bank and the U.S. Federal Reserve to address fiscal and economic issues. That helped fuel a rally in the equity markets that continued through much of the period.

The top-performing emerging markets for the period were in the Europe, Middle East and Africa (EMEA) region, with Turkey and Egypt providing the strongest returns. Thailand also generated strong returns as it recovered from severe flooding in 2011, as did the Philippines. Latin American emerging markets underperformed broader emerging markets, with Brazil, in particular, contributing to weaker returns. Strong performers in Latin America included Mexico, which has become more competitive compared to some other emerging markets and has benefited from improving economic growth in the U.S.

The Fund outperformed its benchmark during the 12-month period. Individual stock selection was the primary driver of performance relative to the benchmark, while country selection also played a significant role. Individual holdings that benefited the Fund’s relative return included shares of a Brazilian highway concession company, a consumer and industrial electronics company in South Korea, and a convenience store chain operator in Thailand and China.*

The Fund benefited from overweight positions relative to its benchmark in Turkey and Thailand. Turkey benefited from a narrowing of trade deficit and a shift in its trade toward the Middle East and away from the struggling eurozone. The Fund also benefited from a lack of exposure to Chile, as that country suffered from expensive valuations, poor earnings growth and from being a predominantly defensive market at a time when emerging markets as a whole were rallying.*

The Fund’s relative performance suffered from underweight positions in Mexico and India, which both saw strong performance in their equity markets during the period. The Fund was hurt by a modest cash position early in the year, when emerging markets equities rallied strongly.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.
[1]

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

[2]

The Morgan Stanley Capital International (“MSCI”) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. Investors cannot invest directly in an index.

1

AZL® Schroder Emerging Markets Equity Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies the Fund’s subadviser believes to be “emerging market” issuers.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012

	Inception Date	1 Year	3 Year	5 Year	Since Inception
AZL® Schroder Emerging Markets Equity Fund (Class 1 Shares)	5/6/07	21.52%[2]	4.30%	–1.17%	2.09%

AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares)	5/1/06	21.04%[2]	4.02%	–1.44%	3.79%

MSCI Emerging Markets Index (gross of withholding taxes)	5/1/06	18.63%	4.98%	–0.61%	6.17%

MSCI Emerging Markets Index (net of withholding taxes)	5/1/06	18.22%	4.66%	–0.92%	5.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Schroder Emerging Markets Equity Fund (Class 1 Shares)	1.40%

AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares)	1.65%

Expense Ratios are based on the current Fund prospectus dated April 30, 2012. The Manager voluntarily reduced the management fee to 1.08%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.40% for Class 1 Shares and 1.65% for Class 2 Shares through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment for the MSCI Emerging Markets Index is calculated from April 30, 2006.
[2]

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The Index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Schroder Emerging Markets Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Schroder Emerging Markets Equity Fund, Class 2	$1,000.00	$1,139.50	$8.12	1.51%
AZL Schroder Emerging Markets Equity Fund, Class 1	1,000.00	1,141.10	6.78	1.26%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Schroder Emerging Markets Equity Fund, Class 2	$1,000.00	$1,017.55	$7.66	1.51%
AZL Schroder Emerging Markets Equity Fund, Class 1	1,000.00	1,018.80	6.39	1.26%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Country	Percent of net assets (%)
Republic of Korea (South)	18.0
Brazil	11.4
Hong Kong	10.0
Russian Federation	8.2
Taiwan	7.5
China	6.0
Thailand	5.6
Mexico	5.1
India	5.0

Country	Percent of net assets (%)
Turkey	4.4
All other countries	18.2

Total Common Stock and Preferred Stock	99.4
Securities Held as Collateral for Securities on Loan	1.8
Unaffiliated Investment Company	0.3

Total Investment Securities	101.5
Net other assets (liabilities)	(1.5)

Net Assets	100.0

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value
Common Stocks (98.5%):
Auto Components (1.4%):
23,980	Hankook Tire Co., Ltd.*	$1,059,813
14,584	Hyundai Mobis Co., Ltd.*	3,956,032

		5,015,845

Automobiles (3.9%):
1,780,000	Dongfeng Motor Corp., H Shares	2,803,092
33,100	Hyundai Motor Co.*	6,813,624
79,636	Mahindra & Mahindra, Ltd.	1,366,415
387,805	Tata Motors, Ltd.	2,221,506

		13,204,637

Beverages (2.5%):
90,520	Anadolu Efes Biracilik ve Malt Sanayii AS	1,307,066
77,393	Companhia de Bebidas das Americas, Preferred Shares, ADR	3,249,732
39,500	Fomento Economico Mexicano SAB de C.V., ADR	3,977,650

		8,534,448

Chemicals (3.4%):
723,240	Alfa SAB de C.V., Class A	1,537,678
185,076	Alpek SA de C.V.	499,737
22,347	LG Chem, Ltd.*	6,948,436
432,592	Mexichem SAB de C.V.	2,403,419

		11,389,270

Commercial Banks (22.6%):
200,403	Banco Bradesco SA, ADR	3,481,000
655,200	Bangkok Bank Public Co., Ltd.	4,492,212
2,588,000	Bank of China Ltd.	1,171,626
10,209,832	China Construction Bank	8,321,325
2,053,034	Chinatrust Financial Holding Co., Ltd.	1,217,244
843,300	CIMB Group Holdings Berhad	2,107,098
457,767	Commercial International Bank Egypt SAE	2,492,127
97,450	DGB Financial Group, Inc.*	1,329,798
359,993	Grupo Financiero Banorte SA de C.V.	2,324,827
360,026	HDFC Bank, Ltd.	4,472,636
15,508	ICICI Bank, Ltd., ADR	676,304
182,675	ICICI Bank, Ltd.	3,848,180
5,952,385	Industrial & Commercial Bank of China	4,292,809
318,543	Itau Unibanco Banco Multiplo SA, ADR	5,243,218
845,600	Kasikornbank Public Co., Ltd.	5,373,925
4,341	Komercni Banka A.S.	919,156
2,460,500	PT Bank Mandiri Tbk	2,082,400
444,000	Public Bank Berhad	2,365,772
1,848,890	Sberbank	5,711,899

Shares		Fair Value
Common Stocks, continued
Commercial Banks, continued
107,904	Sberbank of Russia, GDR*	$1,322,903
44,640	Shinhan Financial Group Co., Ltd.*	1,623,932
108,501	Standard Bank Group, Ltd.	1,537,539
751,976	Turkiye Garanti Bankasi AS	3,914,201
327,656	Turkiye Halk Bankasi AS	3,227,070
856,536	Turkiye Is Bankasi AS, Class C	2,978,690

		76,527,891

Computers & Peripherals (0.7%):
199,565	Asustek Computer, Inc.	2,253,515

Construction & Engineering (0.8%):
22,324	Hyundai Engineering & Construction Co., Ltd.*	1,470,728
31,350	Orascom Construction Industries, GDR*	1,243,093

		2,713,821

Construction Materials (1.1%):
63,817	Cementos Argos SA	364,978
1,072,000	PT Semen Gresik (Persero) Tbk	1,767,332
1,283,427	Taiwan Cement Corp.	1,722,434

		3,854,744

Distributors (0.2%):
665,000	Dah Chong Hong Holdings, Ltd.^	708,485

Diversified Financial Services (0.3%):
29,770	Ayala Corp.	374,639
111,537	Haci Omer Sabanci Holding A.s.	616,843

		991,482

Diversified Telecommunication Services (0.5%):
3,116,000	China Telecom Corp., Ltd., H Shares	1,745,813

Electric Utilities (0.1%):
44,300	Reliance Infrastructure, Ltd.	427,143

Electrical Equipment (0.1%):
87,000	Zhuzhou CSR Times Electric Co., Ltd.^	328,529

Electronic Equipment, Instruments & Components (1.9%):
1,610,741	Hon Hai Precision Industry Co., Ltd.	4,965,589
25,938	Hon Hai Precision Industry Co., Ltd., GDR	156,550
7,573	Hon Hai Precision Industry Co., Ltd., GDR	46,368
996,240	WPG Holdings, Ltd.	1,310,614

		6,479,121

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing (1.9%):
1,781,100	CP ALL plc	$2,673,709
40,219	Magnit OJSC, Registered Shares, GDR	1,628,540
33,155	Raia Drogasil SA*	374,870
66,922	Shoprite Holdings, Ltd.	1,628,904

		6,306,023

Food Products (1.6%):
76,000	BRF-Brasil Foods SA	1,599,631
60,200	BRF-Brasil Foods SA, ADR	1,270,822
4,606	CJ CheilJedang Corp.*	1,530,043
288,347	Grupo Bimbo SAB de C.V., Series A	746,685

		5,147,181

Health Care Equipment & Supplies (0.4%):
41,100	Mindray Medical International, Ltd., ADR^	1,343,970

Hotels, Restaurants & Leisure (0.6%):
636,800	Genting Berhard	1,923,522

Household Products (1.2%):
6,837	LG Household & Health Care, Ltd.*	4,207,355

Independent Power Producers & Energy Traders (1.0%):
1,266,000	China Resources Power Holdings Co.	3,252,701

Industrial Conglomerates (1.7%):
44,341	Industries Qatar Q.S.C.	1,892,369
854,700	Sime Darby Berhad	2,664,450
50,700	SM Investments Corp.	1,090,085

		5,646,904

Insurance (2.5%):
403,600	AIA Group, Ltd.	1,608,575
335,000	China Life Insurance Co., Ltd.	1,104,917
961,400	China Pacific Insurance Group Co., Ltd., Class H	3,605,821
11,985	Powszechny Zaklad Ubezpieczen SA	1,703,204
904	Samsung Fire & Marine Insurance Co., Ltd.	184,321

		8,206,838

Internet Software & Services (2.2%):
7,305	Daum Communications Corp.*	624,836
2,564	Mail.ru Group, Ltd., Registered Shares, GDR	89,003
43,333	Mail.ru Group, Ltd., GDR	1,504,205
159,400	Tencent Holdings, Ltd.	5,187,826

		7,405,870

Shares		Fair Value
Common Stocks, continued
IT Services (0.4%):
54,424	Tata Consultancy Services, Ltd.	$1,250,998

Machinery (1.6%):
6,186	Hyundai Heavy Industries Co.*	1,411,640
116,578	Iochpe-Maxion SA	1,565,683
519,799	Weichai Power Co., Ltd., Class H^	2,360,485

		5,337,808

Media (1.5%):
84,460	Cheil Worldwide, Inc.*	1,704,610
236,518	Cyfrowy Polsat SA*	1,259,652
32,337	Naspers, Ltd.	2,080,813

		5,045,075

Metals & Mining (3.9%):
35,172	AngloGold Ashanti, Ltd.	1,100,526
167,100	Gerdau SA, ADR^	1,502,229
716,300	Grupo Mexico SAB de C.V., Series B	2,584,201
35,381	KGHM Polska Miedz SA	2,201,467
76,671	Polymetal International plc	1,501,775
210,800	Vale SA, ADR	4,418,367

		13,308,565

Multiline Retail (1.5%):
76,300	Almacenes Exito SA	1,533,777
8,540	Hyundai Department Store Co., Ltd.*	1,272,615
53,200	Lojas Renner SA	2,082,028

		4,888,420

Oil, Gas & Consumable Fuels (13.4%):
3,864,000	China Petroleum & Chemical Corp. (Sinopec), H Shares	4,436,454
3,082,000	CNOOC, Ltd.	6,767,541
38,600	Ecopetrol SA, ADR^	2,303,262
118,810	LUKOIL, ADR	8,019,676
3,450	LUKOIL, ADR	230,654
2,522	Novatek OAO, GDR	303,813
7,224	NovaTek OAO, Registered Shares, GDR	870,239
450,682	OAO Gazprom, GDR	4,385,136
444,000	PetroChina Co., Ltd.	637,736
83,904	Petroleo Brasileiro SA, ADR	1,619,348
36,901	Petroleo Brasileiro SA, ADR	718,462
385,900	PTT pcl	4,210,612
56,715	Reliance Industries, Ltd.	878,780
113,000	Rosneft Oil Co., GDR	1,020,306
29,664	Sasol, Ltd.	1,289,757
17,626	SK Energy Co., Ltd.*	2,891,991
384,000	Thai Oil Public Co., Ltd.	855,193

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
44,700	Ultrapar Participacoes SA, ADR	$995,916
88,500	Ultrapar Participacoes SA	1,986,306

		44,421,182

Personal Products (0.7%):
263,500	Hengan International Group Co., Ltd.	2,381,702

Pharmaceuticals (0.8%):
172,381	Lupin, Ltd.	1,945,770
4,985	Richter Gedeon Nyrt.	823,997

		2,769,767

Real Estate Management & Development (3.0%):
2,554,500	Ayala Land, Inc.	1,651,037
186,500	BR Malls Participacoes SA	2,471,355
182,614	BR Properties SA	2,274,321
1,170,000	China Overseas Land & Investment, Ltd.^	3,544,238

		9,940,951

Road & Rail (0.1%):
23,971	Globaltrans Investment Plc, GDR	400,617

Semiconductors & Semiconductor Equipment (10.4%):
208,000	MediaTek, Inc.	2,326,809
367,000	Radiant Opto-Electronics Corp.	1,521,983
15,955	Samsung Electronics Co., Ltd.	22,837,864
2,588,110	Taiwan Semiconductor Manufacturing Co., Ltd.	8,662,476

		35,349,132

Specialty Retail (1.5%):
915,000	Belle International Holdings, Ltd.	2,020,765
76,626	Cia. Hering	1,584,480
42,662	Foschini, Ltd. (The)	711,484
39,327	Mr. Price Group, Ltd.	657,938

		4,974,667

Transportation Infrastructure (0.9%):
326,056	Companhia de Concessoes Rodoviarias	3,092,730

Shares or Principal Amount		Fair Value
Common Stocks, continued
Wireless Telecommunication Services (6.2%):
224,200	Advanced Info Service plc	$1,543,246
142,627	America Movil SAB de CV, Series L, ADR	3,300,389
1,220,400	Axiata Group Berhad	2,637,937
379,000	China Mobile, Ltd.	4,439,693
119,900	Mobile TeleSystems, ADR	2,236,135
59,271	Mobile TeleSystems OJSC	451,645
11,414	SK Telecom Co., Ltd.	1,627,164
356,100	Taiwan Mobile Co., Ltd.	1,315,761
451,266	Turkcell Iletisim Hizmetleri AS*	2,921,238

		20,473,208

Total Common Stocks (Cost $256,220,982)		331,249,930

Preferred Stock (0.9%):
Metals & Mining (0.9%):
143,300	Vale SA, Preferred Shares, ADR	2,908,990

Total Preferred Stock (Cost $1,311,195)		2,908,990

Securities Held as Collateral for Securities on Loan (1.8%):
$5,893,978	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	5,893,978

Total Securities Held as Collateral for Securities on Loan (Cost $5,893,978)		5,893,978

Unaffiliated Investment Company (0.3%):
926,579	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	926,579

Total Unaffiliated Investment Company (Cost $926,579)		926,579

Total Investment Securities (Cost $264,352,734)(c) — 101.5%		340,979,477
Net other assets (liabilities) — (1.5%)		(5,114,779)

Net Assets — 100.0%		$335,864,698

Percentages indicated are based on net assets as of December 31, 2012.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $5,699,093.

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Schedule of Portfolio Investments, continued

December 31, 2012

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.
(b)	The rate represents the effective yield at December 31, 2012.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2012:

Country	Percentage
Belize	0.7%
Brazil	11.4%
British Virgin Islands	0.5%
Cayman Islands	1.1%
China	6.0%
Colombia	1.2%
Cyprus	0.1%
Czech Republic	0.3%
Egypt	1.1%
Hong Kong	10.0%
Hungary	0.2%
India	5.0%
Indonesia	1.1%
Malaysia	3.5%
Mexico	5.1%
Philippines	0.9%
Poland	1.5%
Qatar	0.6%
Republic of Korea (South)	18.0%
Russian Federation	8.2%
South Africa	2.6%
Switzerland	1.1%
Taiwan	7.5%
Thailand	5.6%
Turkey	4.4%
United States	2.3%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$264,352,734

Investment securities, at value*	$340,979,477
Interest and dividends receivable	298,683
Foreign currency, at value (cost $126,611)	126,713
Receivable for capital shares issued	5,239
Receivable for investments sold	1,302,105
Reclaims receivable	20,426

Total Assets	342,732,643

Liabilities:
Payable for investments purchased	274,347
Payable for capital shares redeemed	179,019
Payable for collateral received on loaned securities	5,893,978
Manager fees payable	300,982
Administration fees payable	13,940
Distribution fees payable	61,994
Custodian fees payable	107,538
Administrative and compliance services fees payable	1,739
Other accrued liabilities	34,408

Total Liabilities	6,867,945

Net Assets	$335,864,698

Net Assets Consist of:
Capital	$263,742,147
Accumulated net investment income/(loss)	2,207,462
Accumulated net realized gains/(losses) from investment transactions	(6,711,207)
Net unrealized appreciation/(depreciation) on investments	76,626,296

Net Assets	$335,864,698

Class 1
Net Assets	$36,969,771
Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,594,513
Net Asset Value (offering and redemption price per share)	$8.05

Class 2
Net Assets	$298,894,927
Shares of beneficial interest (unlimited number of shares authorized, no par value)	37,203,766
Net Asset Value (offering and redemption price per share)	$8.03

*	Includes securities on loan of $5,699,093.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$7,914,995
Income from securities lending	57,724
Foreign withholding tax	(609,197)

Total Investment Income	7,363,522

Expenses:
Manager fees	3,980,091
Administration fees	144,630
Distribution fees — Class 2	719,324
Custodian fees	396,406
Administrative and compliance services fees	9,739
Trustee fees	21,515
Professional fees	26,418
Shareholder reports	37,803
Other expenses	14,730

Total expenses before reductions	5,350,656
Less expenses voluntarily waived/reimbursed by the Manager	(485,381)
Less expenses paid indirectly	(550)

Net expenses	4,864,725

Net Investment Income/(Loss)	2,498,797

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(1,336,865)
Change in unrealized appreciation/depreciation on investments	60,159,191

Net Realized/Unrealized Gains/(Losses) on Investments	58,822,326

Change in Net Assets Resulting From Operations	$61,321,123

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Schroder Emerging Markets Equity Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,498,797	$3,892,534
Net realized gains/(losses) on investment transactions	(1,336,865)	21,477,160
Change in unrealized appreciation/depreciation on investments	60,159,191	(89,384,177)

Change in net assets resulting from operations	61,321,123	(64,014,483)

Dividends to Shareholders:
From net investment income:
Class 1	(372,725)	(404,207)
Class 2	(2,215,049)	(2,203,468)
From net realized gains:
Class 1	(1,900,382)	(523,264)
Class 2	(15,446,612)	(3,948,735)

Change in net assets resulting from dividends to shareholders	(19,934,768)	(7,079,674)

Change in net assets from capital transactions	(5,673,211)	(53,541,131)

Change in net assets	35,713,144	(124,635,288)
Net Assets:
Beginning of period	300,151,554	424,786,842

End of period	$335,864,698	$300,151,554

Accumulated net investment income/(loss)	$2,207,462	$2,587,743

Capital Transactions:
Class 1
Proceeds from shares issued	601,535	1,031,202
Dividends reinvested	2,273,107	927,470
Cost of shares redeemed	(4,573,382)	(7,583,676)

Total Class 1	(1,698,740)	(5,625,004)

Class 2
Proceeds from shares issued	23,787,747	21,826,655
Dividends reinvested	17,661,661	6,152,204
Value of shares redeemed	(45,423,879)	(75,894,986)

Total Class 2	(3,974,471)	(47,916,127)

Total Capital Transactions	(5,673,211)	(53,541,131)

Share Transactions:
Class 1
Issued	75,488	114,717
Reinvested	308,427	126,704
Redeemed	(595,141)	(909,875)

Total Class 1 Shares	(211,226)	(668,454)

Class 2
Issued	3,122,831	2,677,994
Reinvested	2,396,426	840,465
Redeemed	(5,949,153)	(9,000,794)

Total Class 2 Shares	(429,896)	(5,482,335)

Change in shares	(641,122)	(6,150,789)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011	2010	2009	2008
Class 1
Net Asset Value, Beginning of Period	$7.08	$8.76	$7.84	$4.56	$13.77

Investment Activities:
Net Investment Income	0.08	0.12	0.10 (a)	0.06 (a)	0.03
Net Realized and Unrealized Gains (Losses) on Investments	1.39	(1.61)	0.88	3.24	(6.38)

Total from Investment Activities	1.47	(1.49)	0.98	3.30	(6.35)

Dividends to Shareholders From:
Net Investment Income	(0.08)	(0.08)	(0.06)	(0.02)	(0.04)
Net Realized Gains	(0.42)	(0.11)	—	—	(2.82)

Total Dividends	(0.50)	(0.19)	(0.06)	(0.02)	(2.86)

Net Asset Value, End of Period	$8.05	$7.08	$8.76	$7.84	$4.56

Total Return(b)	21.52%	(17.09)%	12.61%	72.46%	(51.82)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets at End of Period (000’s)	$36,970	$34,046	$47,962	$49,392	$34,118
Net Investment Income/(Loss)	0.99%	1.28%	1.19%	0.99%	0.78%
Expenses Before Reductions	1.43%	1.45%	1.45%	1.54%	1.70%
Expenses Net of Reductions(c)	1.28%	1.25%	1.17%	1.26%	1.41%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.28%	1.25%	1.17%	1.26%	1.42%
Portfolio Turnover Rate(e)	51%	66%	101%	100%	159%

(a)	Average shares method used in calculation.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Financial Highlights, continued

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011	2010	2009	2008
Class 2
Net Asset Value, Beginning of Period	$7.07	$8.74	$7.82	$4.56	$13.76

Investment Activities:
Net investment income	0.05	0.09	0.08 (a)	0.04 (a)	0.02
Net realized and unrealized gains (losses) on investments	1.39	(1.59)	0.89	3.23	(6.38)

Total from Investment Activities	1.44	(1.50)	0.97	3.27	(6.36)

Dividends to Shareholders From:
Net Investment Income	(0.06)	(0.06)	(0.05)	(0.01)	(0.02)
Net Realized Gains	(0.42)	(0.11)	—	—	(2.82)

Total Dividends	(0.48)	(0.17)	(0.05)	(0.01)	(2.84)

Net Asset Value, End of Period	$8.03	$7.07	$8.74	$7.82	$4.56

Total Return(b)	21.04%	(17.27)%	12.40%	71.78%	(51.89)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets at End of Period (000’s)	$298,895	$266,106	$376,825	$373,541	$187,058
Net Investment Income/(Loss)	0.74%	1.03%	0.91%	0.68%	0.86%
Expenses Before Reductions(c)	1.68%	1.70%	1.70%	1.79%	1.95%
Expenses Net of Reductions	1.53%	1.50%	1.42%	1.51%	1.66%
Expenses Net of Reductions after Indirect Expenses(d)	1.53%	1.50%	1.42%	1.51%	1.67%
Portfolio Turnover Rate(e)	51%	66%	101%	100%	159%

(a)	Average shares method used in calculation.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Schroder Emerging Markets Equity Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. In addition, income and realized and unrealized gains and losses are allocated to each class of shares based on its relative net assets on a daily basis.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements, continued

December 31, 2012

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $11 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $5,662 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements, continued

December 31, 2012

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund did not enter into any futures contracts. The Fund may enter into futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Schroder Investment Management North America Inc., (“Schroder”), Schroder provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Schroder Investment Management North America Ltd. (Schroder Ltd.), an affiliate of Schroder, serves as the Sub-subadviser to the Fund and is responsible for day-to-day management of the Fund’s assets. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. For its services the Sub-subadviser is entitled to a fee payable by the Subadviser. The Manager has contractually agreed to waive fees and

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements, continued

December 31, 2012

reimburse the Fund to limit the annual expenses, excluding interest expenses (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Schroder Emerging Markets Equity Fund Class 1	1.23%	1.40%
AZL Schroder Emerging Markets Equity Fund Class 2	1.23%	1.65%

*	The Manager voluntarily reduced the management fee to 1.08% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets of Class 2 shares. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $4,859 was paid from the Fund relating to these fees and expenses.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements, continued

December 31, 2012

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements, continued

December 31, 2012

predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the Fund to a significant extent.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. The only transfers between levels as of December 31, 2012 are related to the use of the systematic valuation model to value foreign securities.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks:
Beverages	$7,227,382	$1,307,066	$—	$8,534,448
Commercial Banks	9,400,522	67,127,369	—	76,527,891
Food Products	2,870,453	2,276,728	—	5,147,181
Health Care Equipment & Supplies	1,343,970	—	—	1,343,970
Metals & Mining	5,920,595	7,387,970	—	13,308,565
Oil, Gas & Consumable Fuels	18,912,038	25,509,144	—	44,421,182
Real Estate Management & Development	2,471,355	7,469,596	—	9,940,951
Transportation Infrastructure	3,092,730	—	—	3,092,730
Wireless Telecommunication Services	5,536,524	14,936,684	—	20,473,208
All Other Common Stocks+	—	148,459,804	—	148,459,804
Preferred Stocks+	2,908,990	—	—	2,908,990
Securities Held as Collateral for Securities on Loan	—	5,893,978	—	5,893,978
Unaffiliated Investment Company	926,579	—	—	926,579

Total Investment Securities	$60,611,138	$280,368,339	$—	$340,979,477

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Schroder Emerging Markets Equity Fund	$161,833,692	$182,995,219

6.	Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges. Emerging countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions of withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies. These investments may be substantially more volatile than stocks of issuers in the U.S. and other developed countries and may be very speculative.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements, continued

December 31, 2012

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $267,075,244. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$77,975,906
Unrealized depreciation	(4,071,673)

Net unrealized appreciation	$73,904,233

As of the end of its tax year ended December 31, 2012, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Schroder Emerging Markets Equity Fund	$4,237,791	$—	$4,237,791

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Schroder Emerging Markets Equity Fund	$2,587,811	$17,346,957	$19,934,768

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Schroder Emerging Markets Equity Fund	$2,607,675	$4,471,999	$7,079,674

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Schroder Emerging Markets Equity Fund	$2,457,694	$(4,237,791)	$73,902,648	$72,122,551

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Schroder Emerging Markets Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 1.35% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2012, the Fund declared net long-term capital gain distributions of $17,346,957.

The Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2012 are as follows:

Foreign Source Income per Share	Foreign Tax Expense Per Share
$0.18	$0.01

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

22

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

23

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

24

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

26

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

27

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

AZL® Small Cap Stock Index Fund

Annual Report

December 31, 2012

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 13

Statement of Operations Page 13

Statements of Changes in Net Assets Page 14

Financial Highlights Page 15

Notes to the Financial Statements Page 16

Report of Independent Registered Public Accounting Firm Page 24

Other Federal Income Tax Information Page 25

Other Information Page 26

Approval of Investment Advisory and Subadvisory Agreements Page 27

Information about the Board of Trustees and Officers Page 31

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Small Cap Stock Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Small Cap Stock Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2012?

For the year ended December 31, 2012, the AZL® Small Cap Stock Index Fund returned 15.82%. That compared to a 16.33% total return for its benchmark, the S&P SmallCap 600 Index1.

The Fund attempts to replicate the performance of the S&P SmallCap 600 index of small-cap U.S. stocks.

U.S. equities delivered strong returns during the 12 months through December 31, 2012, though performance was uneven during the period. Early in the period, U.S. equities rallied in response to a range of factors, including positive economic indicators in the United States. However, investors later in the period grew concerned about the depth of the European debt crisis—including growing financial issues in countries such as Greece and Spain. Meanwhile, an economic slowdown in China and a disappointing March jobs report in the U.S. fueled additional concerns about the state of the global economy. Equities ended up giving back much of their year-to-date gains by the end of May.

Equity markets rebounded in June as investors anticipated stimulus actions by the world’s central banks. U.S. stocks advanced through the third quarter as investors responded favorably to an announcement by the European Central Bank to buy unlimited amounts of short-term sovereign debt, and by the U.S. Federal Reserve’s decision to continue purchasing agency mortgage-backed securities until the U.S. unemployment rate improved.

In the fall, concerns resurfaced about the state of the global economy. Investors also responded negatively to the uncertainty surrounding the U.S. presidential election and how the White House and Congress would avoid the so-called “fiscal cliff,” a variety of tax increases and spending cuts scheduled to take effect in January 2013. Still, equities finished the year strongly, rallying from mid-November through the end of the period.

Among sectors in the benchmark, consumer discretionary (+24.22%) and materials (+25.31%) were among the strongest performers. Industrials (+20.61%) also performed well, as did financials (+18.2%), which benefited from monetary stimulus later in the period.

Energy stocks (-0.03%) were hindered by declining oil prices, and were among the worst performers during the period. Utilities (+0.83) also performed relatively weakly due in part to investors during the period seeking out riskier investments with more return potential.

The underperformance of the Fund compared to its benchmark was the result of Fund expenses that are not incurred by the benchmark. Although the fund did invest in derivative instruments during the period, they had no significant impact on performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2012.

[1]

The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. Investors cannot invest directly in an index.

1

AZL® Small Cap Stock Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s SmallCap 600® Index (the “S&P 600”). This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a representative sample of stocks included in the Index and in futures whose performance is related to the index, rather than attempting to replicate the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small - to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the Index and the Fund’s performance.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2012
	1 Year	3 Year	5 Year	Since Inception (5/1/07)
AZL® Small Cap Stock Index Fund	15.82%	13.38%	4.67%	3.01%

S&P SmallCap 600 Index	16.33%	14.07%	5.14%	3.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross
AZL® Small Cap Stock Index Fund	0.65%

The above expense ratio is based on the current Fund prospectus dated April 30, 2012. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses) to 0.71% through April 30, 2014. Additional information pertaining to the December 31, 2012 expense ratios can be found in the financial highlights.

[1]	The hypothetical $10,000 investment data for the S&P SmallCap 600 Index is calculated from April 30, 2007.
[2]

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.63%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s SmallCap 600 Index (“S&P 600”), an unmanaged index which covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Small Cap Stock Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing cost only. Therefore, the examples are useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that if the expenses that apply to subaccounts of the insurance contracts were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Small Cap Stock Index Fund	$1,000.00	$1,075.30	$3.18	0.61%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 - 12/31/12*	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
AZL Small Cap Stock Index Fund	$1,000.00	$1,022.07	$3.10	0.61%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets (%)
Financials	20.4
Information Technology	18.1
Industrials	15.9
Consumer Discretionary	14.8
Health Care	10.3
Materials	6.4
Energy	4.1
Utilities	3.8
Consumer Staples	3.7

Investments	Percent of net assets (%)
Telecommunication Services	0.5

Total Common Stock	98.0
Securities Held as Collateral for Securities on Loan	8.5
Unaffiliated Investment Company	1.8
Rights	—	^

Total Investment Securities	108.3
Net other assets (liabilities)	(8.3)

Net Assets	100.0

^	Represents less than 0.05%.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2012

Shares		Fair Value
Common Stocks (98.0%):
Aerospace & Defense (2.0%):
20,332	AAR Corp.	$379,802
9,578	Aerovironment, Inc.*	208,226
4,314	American Science & Engineering, Inc.	281,316
8,129	Cubic Corp.	389,948
23,797	Curtiss-Wright Corp.	781,255
8,204	Engility Holdings, Inc.*^	158,009
30,496	Gencorp, Inc.*	279,038
22,962	Moog, Inc., Class A*	942,131
2,475	National Presto Industries, Inc.^	171,023
29,928	Orbital Sciences Corp.*	412,109
18,666	Teledyne Technologies, Inc.*	1,214,596

		5,217,453

Air Freight & Logistics (0.4%):
14,760	Forward Air Corp.	516,748
18,092	Hub Group, Inc., Class A*	607,891

		1,124,639

Airlines (0.3%):
7,701	Allegiant Travel Co.	565,330
25,961	SkyWest, Inc.	323,474

		888,804

Auto Components (0.3%):
9,415	Drew Industries, Inc.	303,634
16,299	Spartan Motors, Inc.	80,354
10,001	Standard Motor Products, Inc.	222,222
11,589	Superior Industries International, Inc.	236,416

		842,626

Automobiles (0.1%):
14,763	Winnebago Industries, Inc.*	252,890

Beverages (0.2%):
4,237	Boston Beer Co., Inc. (The), Class A*^	569,665

Biotechnology (1.0%):
20,394	Acorda Therapeutics, Inc.*	506,995
30,170	ArQule, Inc.*	84,174
32,683	Cubist Pharmaceuticals, Inc.*	1,374,647
13,014	Emergent Biosolutions, Inc.*	208,745
23,043	Momenta Pharmaceuticals, Inc.*	271,447
25,897	Spectrum Pharmaceuticals, Inc.^	289,787

		2,735,795

Building Products (1.4%):
19,684	A.O. Smith Corp.	1,241,469
9,421	AAON, Inc.	196,616
14,423	Apogee Enterprises, Inc.	345,719
14,938	Gibraltar Industries, Inc.*	237,813

Shares		Fair Value
Common Stocks, continued
Building Products, continued
23,404	Griffon Corp.	$268,210
9,835	NCI Building Systems, Inc.*	136,707
18,709	Quanex Building Products Corp.	381,851
20,248	Simpson Manufacturing Co., Inc.	663,932
10,008	Universal Forest Products, Inc.	380,704

		3,853,021

Capital Markets (1.4%):
10,284	Calamos Asset Management, Inc., Class A	108,702
20,592	Financial Engines, Inc.*^	571,428
16,461	HFF, Inc., Class A	245,269
19,599	Investment Technology Group, Inc.*	176,391
8,274	Piper Jaffray Cos., Inc.*	265,844
92,486	Prospect Capital Corp.^	1,005,322
25,313	Stifel Financial Corp.*	809,257
13,908	SWS Group, Inc.*	73,573
2,968	Virtus Investment Partners, Inc.*	358,950

		3,614,736

Chemicals (2.6%):
14,994	A. Schulman, Inc.	433,776
12,027	American Vanguard Corp.	373,679
14,848	Balchem Corp.	540,467
28,897	Calgon Carbon Corp.*	409,759
25,305	H.B. Fuller Co.	881,121
4,632	Hawkins, Inc.	178,980
11,059	Innophos Holdings, Inc.	514,244
10,540	Koppers Holdings, Inc.	402,101
16,371	Kraton Performance Polymers, Inc.*	393,395
9,517	LSB Industries, Inc.*	337,092
16,347	OM Group, Inc.*	362,903
45,203	PolyOne Corp.	923,046
6,591	Quaker Chemical Corp.	354,991
8,454	Stepan Co.	469,535
12,197	Tredegar Corp.	249,063
11,203	Zep, Inc.	161,771

		6,985,923

Commercial Banks (6.0%):
14,902	Bank of the Ozarks, Inc.	498,770
8,746	Banner Corp.	268,765
39,541	BBCN Bancorp, Inc.	457,489
39,996	Boston Private Financial Holdings, Inc.	360,364
7,507	City Holding Co.^	261,619
20,148	Columbia Banking System, Inc.	361,455
20,007	Community Bank System, Inc.	547,392

continued

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Commercial Banks, continued
44,610	CVB Financial Corp.	$463,944
70,824	F.N.B. Corp.	752,151
35,471	First Bancorp*	162,457
53,219	First Commonwealth Financial Corp.	362,954
29,659	First Financial Bancorp	433,615
15,239	First Financial Bankshares, Inc.^	594,473
37,980	First Midwest Bancorp, Inc.	475,510
36,457	Glacier Bancorp, Inc.	536,282
15,889	Hanmi Financial Corp.*	215,932
11,672	Home Bancshares, Inc.	385,409
11,518	Independent Bank Corp.^	333,446
61,453	National Penn Bancshares, Inc.	572,742
17,094	NBT Bancorp, Inc.	346,495
51,369	Old National Bancorp	609,750
19,887	Oritani Financial Corp.	304,669
16,419	PacWest Bancorp	406,863
16,659	Pinnacle Financial Partners, Inc.*	313,856
31,701	PrivateBancorp, Inc.	485,659
15,089	S & T Bancorp, Inc.	272,658
8,412	Simmons First National Corp., Class A	213,328
15,616	Sterling Bancorp	142,262
94,735	Susquehanna Bancshares, Inc.	992,824
20,597	Texas Capital Bancshares, Inc.*	923,157
5,790	Tompkins Financial Corp.	229,516
16,455	UMB Financial Corp.	721,386
56,717	Umpqua Holdings Corp.	668,693
15,971	United Bankshares, Inc.^	388,415
23,367	United Community Banks, Inc.*	220,117
31,402	Wilshire Bancorp, Inc.*	184,330
18,432	Wintrust Financial Corp.	676,454

		16,145,201

Commercial Services & Supplies (2.9%):
25,558	ABM Industries, Inc.	509,882
4,230	Consolidated Graphics, Inc.*	147,712
11,689	Encore Capital Group, Inc.*^	357,917
9,582	G & K Services, Inc., Class A	327,225
31,155	Geo Group, Inc. (The)*(a)(b)	–
35,891	Geo Group, Inc. (The)	1,012,683
34,089	Healthcare Services Group, Inc.	791,887
16,596	Higher One Holdings, Inc.*^	174,922
29,285	Interface, Inc.	470,903
19,224	Mobile Mini, Inc.*	400,436
8,586	Portfolio Recovery Associates, Inc.*	917,500
19,735	Sykes Enterprises, Inc.*	300,367
32,267	Tetra Tech, Inc.*	853,462

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies, continued
7,621	UniFirst Corp.	$558,771
20,517	United Stationers, Inc.	635,822
10,226	Viad Corp.	277,738

		7,737,227

Communications Equipment (1.6%):
57,405	Arris Group, Inc.*	857,630
5,415	Bel Fuse, Inc., Class B	105,863
8,652	Black Box Corp.	210,590
9,065	Comtech Telecommunications Corp.	230,070
13,013	Digi International, Inc.*	123,233
59,340	Harmonic, Inc.*	300,854
26,807	Ixia*	455,183
19,288	NETGEAR, Inc.*	760,333
9,629	Oplink Communications, Inc.*	150,020
8,436	PC-Tel, Inc.	60,739
9,876	Procera Networks, Inc.*	183,200
1	Riverbed Technology, Inc.*	16
21,028	Symmetricom, Inc.*	121,332
20,152	ViaSat, Inc.*^	783,912

		4,342,975

Computers & Peripherals (1.1%):
24,894	3D Systems Corp.*^	1,328,095
15,336	Avid Technology, Inc.*	116,247
23,559	Electronics for Imaging, Inc.*	447,385
28,362	Intermec, Inc.*	279,649
11,911	Intevac, Inc.*	54,433
13,453	Super Micro Computer, Inc.*^	137,221
16,835	Synaptics, Inc.*^	504,545

		2,867,575

Construction & Engineering (0.9%):
19,924	Aegion Corp.*	442,114
18,890	Comfort Systems USA, Inc.	229,702
16,963	Dycom Industries, Inc.*	335,867
33,743	Emcor Group, Inc.	1,167,845
13,731	Orion Marine Group, Inc.*	100,374

		2,275,902

Construction Materials (0.8%):
23,592	Eagle Materials, Inc.	1,380,132
34,804	Headwaters, Inc.*	297,922
10,570	Texas Industries, Inc.*^	539,176

		2,217,230

Consumer Finance (0.8%):
14,881	Cash America International, Inc.	590,329
22,832	EZCORP, Inc., Class A*	453,444
13,404	First Cash Financial Services, Inc.*	665,106
6,628	World Acceptance Corp.*^	494,184

		2,203,063

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Containers & Packaging (0.1%):
15,904	Myers Industries, Inc.	$240,946

Distributors (0.4%):
23,747	Pool Corp.	1,004,973
9,506	VOXX International Corp.*	63,975

		1,068,948

Diversified Consumer Services (1.0%):
9,162	American Public Education, Inc.*^	330,840
6,056	Capella Education Co.*	170,961
25,254	Career Education Corp.*	88,894
15,315	Coinstar, Inc.*^	796,533
40,364	Corinthian Colleges, Inc.*	98,488
31,726	Hillenbrand, Inc.	717,325
7,914	ITT Educational Services, Inc.*	136,991
10,300	Lincoln Educational Services Corp.	57,577
10,847	Universal Technical Institute, Inc.	108,904

		2,506,513

Diversified Financial Services (0.5%):
20,688	Interactive Brokers Group, Inc., Class A	283,012
18,856	MarketAxess Holdings, Inc.	665,617
17,951	ViewPoint Financial Group	375,894

		1,324,523

Diversified Telecommunication Services (0.5%):
4,700	Atlantic Tele-Network, Inc.	172,537
15,392	Cbeyond, Inc.*	139,145
100,039	Cincinnati Bell, Inc.*	548,214
16,610	General Communication, Inc., Class A*	159,290
7,755	Lumos Networks Corp.	77,705
15,399	Neutral Tandem, Inc.	39,575

		1,136,466

Electric Utilities (1.2%):
17,742	ALLETE, Inc.	727,067
20,333	El Paso Electric Co.	648,826
25,683	UIL Holdings Corp.	919,708
20,918	UNS Energy Corp.	887,342

		3,182,943

Electrical Equipment (1.8%):
12,812	AZZ, Inc.	492,365
22,411	Belden CDT, Inc.	1,008,271
23,348	Brady Corp., Class A	779,823
9,486	Encore Wire Corp.	287,521
24,604	EnerSys*	925,848
9,716	Franklin Electric Co., Inc.	604,044
27,667	II-VI, Inc.*	505,476

Shares		Fair Value
Common Stocks, continued
Electrical Equipment, continued
4,581	Powell Industries, Inc.*	$190,249
10,105	Vicor Corp.*	54,769

		4,848,366

Electronic Equipment, Instruments & Components (4.1%):
7,344	Agilysys, Inc.*	61,469
13,583	Anixter International, Inc.	869,039
7,177	Badger Meter, Inc.	340,262
28,619	Benchmark Electronics, Inc.*	475,648
20,414	Checkpoint Systems, Inc.*	219,246
20,290	Cognex Corp.	747,078
11,987	Coherent, Inc.	606,782
17,200	CTS Corp.	182,836
18,616	Daktronics, Inc.	206,079
9,571	DTS, Inc.*	159,836
12,610	Electro Scientific Industries, Inc.	125,470
8,599	FARO Technologies, Inc.*	306,812
19,303	FEI Co.	1,070,543
22,537	Insight Enterprises, Inc.*	391,468
11,066	Littlelfuse, Inc.	682,883
7,805	Measurement Specialties, Inc.*	268,180
15,638	Mercury Computer Systems, Inc.*	143,870
18,109	Methode Electronics, Inc.	181,633
8,164	MTS Systems Corp.	415,793
19,287	Newport Corp.*	259,410
9,504	OSI Systems, Inc.*	608,636
9,902	Park Electrochemical Corp.	254,778
17,731	Plexus Corp.*	457,460
11,890	RadiSys Corp.*	35,432
14,518	Rofin-Sinar Technologies, Inc.*	314,750
8,325	Rogers Corp.*	413,420
13,992	ScanSource, Inc.*	444,526
13,427	SYNNEX Corp.*	461,620
26,560	TTM Technologies, Inc.*	244,352

		10,949,311

Energy Equipment & Services (2.2%):
14,172	Basic Energy Services, Inc.*^	161,703
18,123	Bristow Group, Inc.	972,480
32,873	Exterran Holdings, Inc.*	720,576
6,478	Geospace Technologies Corp.*	575,699
7,263	Gulf Island Fabrication, Inc.	174,530
16,215	Hornbeck Offshore Services, Inc.*	556,823
61,210	ION Geophysical Corp.*	398,477
17,042	Lufkin Industries, Inc.^	990,651
12,997	Matrix Service Co.*	149,466
10,125	SEACOR Holdings, Inc.	848,475
39,527	TETRA Technologies, Inc.*	300,010

		5,848,890

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing (0.6%):
8,840	Andersons, Inc. (The)	$379,236
19,419	Casey’s General Stores, Inc.	1,031,149
6,176	Nash Finch Co.	131,425
10,941	Spartan Stores, Inc.	168,054

		1,709,864

Food Products (2.2%):
26,673	B&G Foods, Inc.	755,113
6,453	Calavo Growers, Inc.^	162,680
7,098	Cal-Maine Foods, Inc.^	285,482
59,627	Darling International, Inc.*	956,417
11,163	Diamond Foods, Inc.^	152,598
22,793	Hain Celestial Group, Inc.*	1,235,836
7,573	J & J Snack Foods Corp.	484,218
10,127	Sanderson Farms, Inc.	481,539
3,945	Seneca Foods Corp., Class A*	119,928
24,327	Snyders-Lance, Inc.	586,524
18,332	TreeHouse Foods, Inc.*	955,647

		6,175,982

Gas Utilities (1.7%):
10,679	Laclede Group, Inc. (The)	412,316
21,083	New Jersey Resources Corp.	835,308
13,600	Northwest Natural Gas Co.	601,120
36,558	Piedmont Natural Gas Co., Inc.	1,144,632
15,865	South Jersey Industries, Inc.	798,485
23,387	Southwest Gas Corp.	991,843

		4,783,704

Health Care Equipment & Supplies (3.3%):
10,523	Abaxis, Inc.	390,403
18,320	ABIOMED, Inc.*^	246,587
36,295	Align Technology, Inc.*	1,007,186
6,217	Analogic Corp.	461,923
10,804	Cantel Medical Corp.	321,203
14,402	CONMED Corp.	402,536
13,121	CryoLife, Inc.	81,744
12,082	Cyberonics, Inc.*	634,667
12,033	Greatbatch, Inc.*	279,647
25,996	Haemonetics Corp.*	1,061,678
6,514	ICU Medical, Inc.*	396,898
9,932	Integra LifeSciences Holdings*	387,050
14,857	Invacare Corp.	242,169
20,951	Meridian Bioscience, Inc.	424,258
20,256	Merit Medical Systems, Inc.*	281,558
15,112	Natus Medical, Inc.*	168,952
11,336	Neogen Corp.*	513,748
22,029	NuVasive, Inc.*	340,568
9,330	Palomar Medical Technologies, Inc.*	85,929
6,130	Surmodics, Inc.*	137,067

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
18,512	Symmetry Medical, Inc.*	$194,746
17,253	West Pharmaceutical Services, Inc.	944,602

		9,005,119

Health Care Providers & Services (3.3%):
17,634	Air Methods Corp.	650,518
4,170	Almost Family, Inc.	84,484
15,516	Amedisys, Inc.*	174,865
22,494	AMN Healthcare Services, Inc.*	259,806
15,959	AmSurg Corp.*	478,930
12,268	Bio-Reference Laboratories, Inc.*^	351,969
26,137	Centene Corp.*	1,071,616
9,699	Chemed Corp.	665,254
3,080	CorVel Corp.*	138,076
15,368	Cross Country Healthcare, Inc.*	73,766
8,805	Ensign Group, Inc. (The)	239,408
14,632	Gentiva Health Services, Inc.*	147,052
17,331	Hanger Orthopedic Group, Inc.*	474,176
16,867	Healthways, Inc.*	180,477
8,434	IPC The Hospitalist Co.*	334,914
26,899	Kindred Healthcare, Inc.*	291,047
4,771	Landauer, Inc.	292,033
7,639	LHC Group, Inc.*	162,711
14,030	Magellan Health Services, Inc.*	687,470
15,092	Molina Healthcare, Inc.*	408,390
6,096	MWI Veterinary Supply, Inc.*	670,560
14,894	PharMerica Corp.*	212,091
25,437	PSS World Medical, Inc.*	734,621

		8,784,234

Health Care Technology (0.6%):
5,323	Computer Programs & Systems, Inc.	267,960
9,964	HealthStream, Inc.*	242,225
11,133	Medidata Solutions, Inc.*	436,303
16,951	Omnicell, Inc.*	252,061
20,176	Quality Systems, Inc.	350,255

		1,548,804

Hotels, Restaurants & Leisure (2.9%):
617	Biglari Holdings, Inc.*	240,642
12,484	BJ’s Restaurants, Inc.*	410,724
28,496	Boyd Gaming Corp.*^	189,213
9,422	Buffalo Wild Wings, Inc.*	686,110
8,611	CEC Entertainment, Inc.	285,799
12,022	Cracker Barrel Old Country Store, Inc.	772,534
7,853	DineEquity, Inc.*	526,151

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
19,651	Interval Leisure Group, Inc.	$381,033
21,775	Jack in the Box, Inc.*	622,765
10,074	Marcus Corp.	125,623
14,455	Marriott Vacations Worldwide Corp.*	602,340
5,156	Monarch Casino & Resort, Inc.*	56,252
14,083	Multimedia Games, Inc.*	207,161
8,965	Papa John’s International, Inc.*	492,537
29,876	Pinnacle Entertainment, Inc.*	472,937
6,666	Red Robin Gourmet Burgers*	235,243
30,851	Ruby Tuesday, Inc.*	242,489
17,807	Ruth’s Hospitality Group, Inc.*	129,457
28,355	SHFL Entertainment, Inc.*	411,148
27,932	Sonic Corp.*	290,772
29,771	Texas Roadhouse, Inc.	500,153

		7,881,083

Household Durables (1.5%):
16,030	American Greetings Corp., Class A^	270,747
5,763	Blyth, Inc.^	89,615
13,109	Ethan Allen Interiors, Inc.^	337,032
16,084	Helen of Troy, Ltd.*	537,045
13,254	iRobot Corp.*^	248,380
26,493	La-Z-Boy, Inc.	374,876
10,879	M/I Homes, Inc.*	288,294
15,613	Meritage Corp.*	583,146
22,914	Ryland Group, Inc. (The)	836,360
56,012	Standard Pacific Corp.*^	411,688
7,578	Universal Electronics, Inc.*	146,634

		4,123,817

Household Products (0.2%):
21,084	Central Garden & Pet Co., Class A*	220,328
7,574	WD-40 Co.	356,811

		577,139

Industrial Conglomerates (0.1%):
6,371	Standex International Corp.	326,769

Insurance (2.2%):
9,162	Amerisafe, Inc.*	249,665
10,037	eHealth, Inc.*	275,817
15,039	Employers Holdings, Inc.	309,503
20,012	Horace Mann Educators Corp.	399,439
5,960	Infinity Property & Casualty Corp.	347,110
24,065	Meadowbrook Insurance Group, Inc.	139,096
20,147	National Financial Partners Corp.*^	345,320
5,381	Navigators Group, Inc.*	274,808

Shares		Fair Value
Common Stocks, continued
Insurance, continued
31,092	ProAssurance Corp.	$1,311,770
8,604	RLI Corp.	556,335
6,500	Safety Insurance Group, Inc.	300,105
27,849	Selective Insurance Group, Inc.	536,650
9,159	Stewart Information Services Corp.^	238,134
17,653	Tower Group, Inc.	313,694
11,079	United Fire Group, Inc.	241,965

		5,839,411

Internet & Catalog Retail (0.2%):
6,261	Blue Nile, Inc.*^	241,049
14,354	Nutri/System, Inc.^	117,559
10,324	PetMed Express, Inc.^	114,596

		473,204

Internet Software & Services (2.0%):
20,473	Blucora, Inc.*	321,631
16,433	comScore, Inc.*	226,447
21,617	DealerTrack Holdings, Inc.*	620,841
25,420	Dice Holdings, Inc.*	233,356
18,219	Digital River, Inc.*	262,171
21,829	j2 Global, Inc.^	667,531
12,255	Liquidity Services, Inc.*	500,739
25,382	LivePerson, Inc.*	333,519
11,281	LogMeIn, Inc.*	252,807
29,795	NIC, Inc.	486,850
11,455	OpenTable, Inc.*^	559,004
16,705	Perficient, Inc.*	196,785
12,974	QuinStreet, Inc.*^	87,185
7,479	Stamps.com, Inc.*	188,471
45,734	United Online, Inc.	255,653
12,775	XO Group, Inc.*	118,808

		5,311,798

IT Services (1.7%):
11,489	CACI International, Inc., Class A*	632,240
22,410	Cardtronics, Inc.*	532,013
34,519	CIBER, Inc.*	115,293
17,145	CSG Systems International, Inc.*	311,696
13,123	Exlservice Holdings, Inc.*	347,760
7,419	Forrester Research, Inc.	198,829
19,045	Heartland Payment Systems, Inc.	561,828
15,301	iGATE Corp.*	241,297
17,262	Maximus, Inc.	1,091,304
11,766	TeleTech Holdings, Inc.*	209,435
10,059	Virtusa Corp.*	165,269

		4,406,964

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Leisure Equipment & Products (0.8%):
6,660	Arctic Cat, Inc.*	$222,377
45,328	Brunswick Corp.	1,318,591
35,975	Callaway Golf Co.	233,838
10,659	JAKKS Pacific, Inc.^	133,451
9,710	Sturm, Ruger & Co., Inc.^	440,834

		2,349,091

Life Sciences Tools & Services (0.6%):
35,594	Affymetrix, Inc.*^	112,833
14,957	Cambrex Corp.*	170,211
16,489	Enzo Biochem, Inc.*	44,520
19,362	Luminex Corp.*	324,507
29,852	PAREXEL International Corp.*	883,321

		1,535,392

Machinery (3.8%):
36,932	Actuant Corp., Class A	1,030,772
14,605	Albany International Corp., Class A	331,241
10,619	Astec Industries, Inc.	353,931
23,800	Barnes Group, Inc.	534,548
24,394	Briggs & Stratton Corp.^	514,226
4,266	Cascade Corp.	274,304
8,847	CIRCOR International, Inc.	350,253
10,494	EnPro Industries, Inc.*	429,205
13,550	ESCO Technologies, Inc.	506,906
31,399	Federal Signal Corp.*	238,946
14,601	John Bean Technologies Corp.	259,460
16,272	Kaydon Corp.	389,389
6,449	Lindsay Corp.^	516,694
8,634	Lydall, Inc.*	123,812
14,257	Mueller Industries, Inc.	713,278
21,634	Robbins & Myers, Inc.	1,286,142
9,375	Tennant Co.	412,031
29,853	Toro Co.	1,283,082
14,076	Watts Water Technologies, Inc., Class A	605,127

		10,153,347

Media (0.6%):
13,181	Arbitron, Inc.	615,289
13,096	Digital Generation, Inc.*^	142,223
14,630	E.W. Scripps Co. (The), Class A*	158,150
22,273	Harte-Hanks, Inc.	131,411
71,757	Live Nation, Inc.*	668,057

		1,715,130

Metals & Mining (1.7%):
8,395	A.M. Castle & Co.*^	123,994
67,220	AK Steel Holding Corp.^	309,212
12,781	AMCOL International Corp.	392,121
26,341	Century Aluminum Co.*	230,747
32,330	Globe Specialty Metals, Inc.	444,537

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
6,246	Haynes International, Inc.	323,980
8,516	Kaiser Aluminum Corp.	525,352
10,309	Materion Corp.	265,766
4,683	Olympic Steel, Inc.	103,682
15,399	RTI International Metals, Inc.*	424,396
58,864	Stillwater Mining Co.*^	752,283
35,517	SunCoke Energy, Inc.*	553,710

		4,449,780

Multiline Retail (0.1%):
17,290	Fred’s, Inc.	230,129
21,226	Tuesday Morning Corp.*	132,663

		362,792

Multi-Utilities (0.7%):
30,329	Avista Corp.	731,232
7,573	CH Energy Group, Inc.	493,911
18,857	NorthWestern Corp.	654,904

		1,880,047

Oil, Gas & Consumable Fuels (1.9%):
16,800	Approach Resources, Inc.*^	420,168
18,447	Carrizo Oil & Gas, Inc.*	385,911
30,938	Cloud Peak Energy, Inc.*	598,032
22,854	Comstock Resources, Inc.*	345,781
6,508	Contango Oil & Gas Co.	275,679
30,062	Gulfport Energy Corp.*	1,148,969
15,334	PDC Energy, Inc.*	509,243
27,316	Penn Virginia Corp.	120,464
28,795	PetroQuest Energy, Inc.*	142,535
31,517	Pioneer Energy Services Corp.*	228,813
25,105	Stone Energy Corp.*	515,155
21,733	Swift Energy Co.*	334,471

		5,025,221

Paper & Forest Products (1.2%):
19,631	Buckeye Technologies, Inc.	563,606
11,796	Clearwater Paper Corp.*	461,931
5,530	Deltic Timber Corp.	390,529
19,562	KapStone Paper & Packaging Corp.	434,081
7,988	Neenah Paper, Inc.	227,418
21,643	P.H. Glatfelter Co.	378,320
15,818	Schweitzer-Mauduit International, Inc.	617,377
23,796	Wausau Paper Corp.	206,073

		3,279,335

Personal Products (0.4%):
8,183	Inter Parfums, Inc.	159,241
6,977	Medifast, Inc.*	184,123
25,576	Prestige Brands Holdings, Inc.*	512,287

		855,651

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals (1.5%):
34,240	Akorn, Inc.*	$457,446
5,483	Hi-Tech Pharmacal Co., Inc.^	191,795
27,226	Medicines Co. (The)*	652,607
29,662	Questcor Pharmaceuticals, Inc.^	792,568
25,380	Salix Pharmaceuticals, Ltd.*	1,027,383
33,447	ViroPharma, Inc.*	761,254

		3,883,053

Professional Services (1.1%):
7,039	CDI Corp.	120,578
15,116	Dolan Co. (The)*	58,801
6,638	Exponent, Inc.*	370,600
8,527	Heidrick & Struggles International, Inc.	130,122
11,316	Insperity, Inc.	368,449
13,930	Kelly Services, Inc., Class A	219,258
24,291	Korn/Ferry International*	385,255
26,162	Navigant Consulting, Inc.*	291,968
21,876	On Assignment, Inc.*	443,645
21,450	Resources Connection, Inc.	256,113
20,384	Trueblue, Inc.*	321,048

		2,965,837

Real Estate Investment Trusts (REITs) (8.7%):
25,713	Acadia Realty Trust^	644,882
28,139	Cedar Shopping Centers, Inc.	148,574
42,081	Colonial Properties Trust	899,271
46,290	Cousins Properties, Inc.	386,522
98,927	DiamondRock Hospitality, Co.	890,343
15,040	EastGroup Properties, Inc.	809,302
23,745	EPR Properties	1,094,882
51,903	Extra Space Storage, Inc.	1,888,749
36,608	Franklin Street Properties Corp.	450,644
13,653	Getty Realty Corp.^	246,573
21,865	Government Properties Income Trust^	524,104
44,267	Healthcare Realty Trust, Inc.	1,062,851
39,390	Inland Real Estate Corp.	330,088
37,848	Kilroy Realty Corp.	1,792,860
35,554	Kite Realty Group Trust	198,747
47,772	LaSalle Hotel Properties	1,212,931
77,069	Lexington Realty Trust^	805,371
15,431	LTC Properties, Inc.	543,017
68,719	Medical Properties Trust, Inc.	821,879
21,450	Mid-America Apartment Communities, Inc.	1,388,888
16,915	Parkway Properties, Inc.	236,641
26,857	Pennsylvania Real Estate Investment Trust	473,757
27,477	Post Properties, Inc.	1,372,476
9,136	PS Business Parks, Inc.	593,657
18,773	Sabra Health Care REIT, Inc.	407,750

Shares		Fair Value
Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
6,419	Saul Centers, Inc.	$274,669
15,444	Sovran Self Storage, Inc.	959,072
47,599	Tanger Factory Outlet Centers, Inc.	1,627,886
6,388	Universal Health Realty Income Trust	323,297
12,954	Urstadt Biddle Properties, Inc., Class A	254,935

		22,664,618

Real Estate Management & Development (0.1%):
17,496	Forestar Group, Inc.*	303,206

Road & Rail (0.8%):
12,398	Arkansas Best Corp.	118,401
23,611	Heartland Express, Inc.	308,596
29,915	Knight Transportation, Inc.	437,656
35,813	Old Dominion Freight Line, Inc.*	1,227,670

		2,092,323

Semiconductors & Semiconductor Equipment (4.4%):
18,007	Advanced Energy Industries, Inc.*	248,677
16,232	ATMI, Inc.*	338,924
33,469	Brooks Automation, Inc.	269,425
11,886	Cabot Microelectronics Corp.	422,072
11,298	CEVA, Inc.*	177,944
33,233	Cirrus Logic, Inc.*	962,759
11,804	Cohu, Inc.	127,955
15,741	Cymer, Inc.*	1,423,458
18,330	Diodes, Inc.*	318,026
11,071	DSP Group, Inc.*	63,769
44,797	Entropic Communications, Inc.*	236,976
23,155	Exar Corp.*	206,080
60,133	GT Advanced Technologies, Inc.*^	181,602
13,793	Hittite Microwave Corp.*	856,545
31,953	Kopin Corp.*	106,403
37,577	Kulicke & Soffa Industries, Inc.*	450,548
24,661	Micrel, Inc.	234,280
45,837	Microsemi Corp.*	964,409
26,802	MKS Instruments, Inc.	690,956
15,710	Monolithic Power Systems, Inc.	350,019
10,725	Nanometrics, Inc.*	154,655
11,160	Pericom Semiconductor Corp.*	89,615
14,612	Power Integrations, Inc.	491,109
8,780	Rubicon Technology, Inc.*^	53,646
16,232	Rudolph Technologies, Inc.*	218,320
16,719	Sigma Designs, Inc.*	86,103
20,434	STR Holdings, Inc.*^	51,494
5,524	Supertex, Inc.	96,946

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
26,351	Tessera Technologies, Inc.	$432,683
83,483	TriQuint Semiconductor, Inc.*	404,058
13,712	Ultratech, Inc.*	511,458
19,848	Veeco Instruments, Inc.*^	585,913
12,905	Volterra Semiconductor Corp.*	221,579

		12,028,406

Software (3.1%):
22,896	Blackbaud, Inc.	522,716
18,663	Bottomline Technologies, Inc.*	492,517
21,464	CommVault Systems, Inc.*	1,496,255
16,174	Ebix, Inc.^	259,916
16,192	EPIQ Systems, Inc.	206,934
7,518	Interactive Intelligence Group*	252,154
10,198	Manhattan Associates, Inc.*	615,347
4,500	MicroStrategy, Inc., Class A*	420,210
18,616	Monotype Imaging Holdings, Inc.	297,484
18,179	NetScout Systems, Inc.*	472,472
32,114	Progress Software Corp.*	674,073
15,179	Sourcefire, Inc.*	716,752
13,789	Synchronoss Technologies, Inc.*	290,810
45,693	Take-Two Interactive Software, Inc.*	503,080
13,206	Tyler Technologies, Inc.*	639,699
14,690	VASCO Data Security International, Inc.*	119,870
18,594	Websense, Inc.*	279,654

		8,259,943

Specialty Retail (4.6%):
8,873	Big 5 Sporting Goods Corp.	116,236
20,815	Brown Shoe Co., Inc.	382,372
13,851	Buckle, Inc. (The)^	618,309
13,745	Cato Corp.	377,025
11,971	Children’s Place Retail Stores, Inc. (The)*	530,196
18,947	Christopher & Banks Corp.*	103,261
9,249	Coldwater Creek, Inc.*^	44,488
25,854	Finish Line, Inc. (The), Class A	489,416
12,314	Genesco, Inc.*	677,270
10,897	Group 1 Automotive, Inc.^	675,505
9,931	Haverty Furniture Co., Inc.	161,975
13,243	Hibbett Sports, Inc.*	697,906
21,296	Hot Topic, Inc.	205,506
14,155	Jos. A. Bank Clothiers, Inc.*	602,720
7,601	Kirkland’s, Inc.*	80,495
10,625	Lithia Motors, Inc., Class A	397,588
13,767	Lumber Liquidators Holdings, Inc.*^	727,311
11,959	MarineMax, Inc.*	106,913

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
24,255	Men’s Wearhouse, Inc. (The)	$755,785
14,849	Monro Muffler Brake, Inc.^	519,270
44,030	OfficeMax, Inc.	429,733
26,919	Pep Boys — Manny, Moe & Jack	264,614
7,923	Rue21, Inc.*	224,934
28,600	Select Comfort Corp.*	748,462
18,726	Sonic Automotive, Inc., Class A	391,186
15,939	Stage Store, Inc.	394,968
13,784	Stein Mart, Inc.	103,931
15,308	Vitamin Shoppe, Inc.*	878,067
13,284	Zale Corp.*	54,597
11,278	Zumiez, Inc.*^	218,906

		11,978,945

Textiles, Apparel & Luxury Goods (2.3%):
45,750	Crocs, Inc.*	658,342
57,326	Fifth & Pacific Cos., Inc.*	713,709
34,730	Iconix Brand Group, Inc.*	775,174
12,986	K-Swiss, Inc., Class A*^	43,633
11,990	Maidenform Brands, Inc.*	233,685
8,955	Movado Group, Inc.	274,739
7,225	Oxford Industries, Inc.	334,951
6,107	Perry Ellis International, Inc.	121,529
63,380	Quiksilver Resources, Inc.*	269,365
19,293	Skechers U.S.A., Inc., Class A*	356,921
20,670	Steven Madden, Ltd.*	873,721
12,411	True Religion Apparel, Inc.	315,488
24,770	Wolverine World Wide, Inc.^	1,015,074

		5,986,331

Thrifts & Mortgage Finance (0.7%):
22,446	Bank Mutual Corp.	96,518
35,619	Brookline Bancorp, Inc.	302,761
14,565	Dime Community Bancshares	202,308
49,618	Northwest Bancshares, Inc.	602,362
27,428	Provident Financial Services, Inc.	409,226
47,702	TrustCo Bank Corp.	251,867

		1,865,042

Tobacco (0.1%):
42,473	Alliance One International, Inc.*	154,602

Trading Companies & Distributors (0.5%):
21,281	Applied Industrial Technologies, Inc.	894,014
13,392	Kaman Corp., Class A	492,826

		1,386,840

Water Utilities (0.2%):
9,589	American States Water Co.	460,080

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments, continued

December 31, 2012

Shares or Principal Amount		Fair Value
Common Stocks, continued
Wireless Telecommunication Services (0.0%):
7,604	NTELOS Holdings Corp.	$99,688
10,700	USA Mobility, Inc.	124,976

		224,664

Total Common Stocks (Cost $211,024,074)		261,789,199

Right (0.0%):
Electronic Equipment, Instruments & Components (0.0%):
10,537	Gerber Scientific, Inc. Rights(a)	—

Total Right (Cost $—)		—

Securities Held as Collateral for Securities on Loan (8.5%):
$22,717,890	Allianz Variable Insurance Products Securities Lending Collateral Trust(c)	22,717,890

Total Securities Held as Collateral for Securities on Loan (Cost $22,717,890)		22,717,890

Principal Amount		Fair Value
Unaffiliated Investment Company (1.8%):
$4,874,835	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(d)	$4,874,835

Total Unaffiliated Investment Company (Cost $4,874,835)		4,874,835

Total Investment Securities (Cost $238,616,799)(e) — 108.3%		289,381,924
Net other assets (liabilities) — (8.3%)		(22,319,231)

Net Assets — 100.0%		$267,052,693

Percentages indicated are based on net assets as of December 31, 2012.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2012. The total value of securities on loan as of December 31, 2012, was $22,637,755.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2012. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Security issued in connection with a pending litigation settlement.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.

(d)	The rate represents the effective yield at December 31, 2012.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $283,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2012:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
Russell 2000 Index Mini March Futures	Long	3/15/13	68	$5,756,880	$122,538

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment securities, at cost	$238,616,799

Investment securities, at value*	$289,381,924
Segregated cash for collateral	283,000
Cash	194,413
Interest and dividends receivable	220,279
Receivable for capital shares issued	88,712
Receivable for investments sold	19,640
Receivable for variation margin on futures contracts	151,118
Prepaid expenses	101

Total Assets	290,339,187

Liabilities:
Payable for investments purchased	320,109
Payable for capital shares redeemed	79,949
Payable for collateral received on loaned securities	22,717,890
Manager fees payable	57,504
Administration fees payable	9,671
Distribution fees payable	55,293
Custodian fees payable	7,975
Administrative and compliance services fees payable	1,376
Other accrued liabilities	36,727

Total Liabilities	23,286,494

Net Assets	$267,052,693

Net Assets Consist of:
Capital	$217,715,905
Accumulated net investment income/(loss)	3,174,061
Accumulated net realized gains/(losses) from investment transactions	(4,724,936)
Net unrealized appreciation/(depreciation) on investments	50,887,663

Net Assets	$267,052,693

Shares of beneficial interest (unlimited number of shares authorized, no par value)	23,444,273
Net Asset Value (offering and redemption price per share)	$11.39

*	Includes securities on loan of $22,637,755.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	4,346,998
Income from securities lending	343,991

Total Investment Income	4,690,989

Expenses:
Manager fees	626,913
Administration fees	95,654
Distribution fees	602,803
Custodian fees	30,567
Administrative and compliance services fees	7,219
Trustee fees	16,066
Professional fees	18,914
Shareholder reports	27,198
Other expenses	56,424

Total expenses	1,481,758

Net Investment Income/(Loss)	3,209,231

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	6,317,374
Net realized gains/(losses) on futures contracts	283,290
Change in unrealized appreciation/depreciation on investments	24,399,020

Net Realized/Unrealized Gains/(Losses) on Investments	30,939,684

Change in Net Assets Resulting From Operations	$34,208,915

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets

	AZL Small Cap Stock Index Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,209,231	$933,430
Net realized gains/(losses) on investment transactions	6,600,664	11,208,481
Change in unrealized appreciation/depreciation on investments	24,399,020	(11,731,697)

Change in net assets resulting from operations	34,208,915	410,214

Dividends to Shareholders:
From net investment income	(945,400)	(1,102,746)

Change in net assets resulting from dividends to shareholders	(945,400)	(1,102,746)

Capital Transactions:
Proceeds from shares issued	46,777,765	41,673,815
Proceeds from dividends reinvested	945,400	1,102,746
Value of shares redeemed	(17,828,878)	(38,156,159)

Change in net assets resulting from capital transactions	29,894,287	4,620,402

Change in net assets	63,157,802	3,927,870
Net Assets:
Beginning of period	203,894,891	199,967,021

End of period	$267,052,693	$203,894,891

Accumulated net investment income/(loss)	$3,174,061	$933,414

Share Transactions:
Shares issued	4,374,605	4,199,484
Dividends reinvested	83,664	120,783
Shares redeemed	(1,670,421)	(3,855,068)

Change in shares	2,787,848	465,199

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.87	$9.90	$7.94	$6.36	$9.27

Investment Activities:
Net Investment Income/(Loss)	0.13	0.05	0.07	0.04	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	1.43	(0.03	1.94	1.54	(2.90)

Total from Investment Activities	1.56	0.02	2.01	1.58	(2.87)

Dividends to Shareholders From:
Net Investment Income	(0.04)	(0.05)	(0.05)	—	(0.03)
Net Realized Gains	—	—	—	—	(0.01)

Total Dividends	(0.04)	(0.05)	(0.05)	—	(0.04)

Net Asset Value, End of Period	$11.39	$9.87	$9.90	$7.94	$6.36

Total Return(a)	15.82%	0.29%	25.49%	24.84%	(30.94)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$267,053	$203,895	$199,967	$193,665	$119,265
Net Investment Income/(Loss)(b)	1.33%	0.46%	0.62%	0.68%	1.09%
Expenses Before Reductions(b) (c)	0.61%	0.63%	0.65%	0.67%	0.77%
Expenses Net of Reductions(b)	0.61%	0.62%	0.58%	0.58%	0.60%
Portfolio Turnover Rate	10%	21%	24%	25%	89%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Annualized for periods less than one year.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2012

1.	Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of 31 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Small Cap Stock Index Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $30 million for the year ended December 31, 2012.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund paid securities lending fees of $34,057 during the year ended December 31, 2012. These fees have been netted against “Income from securities lending” on the Statement of Operations.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments that the Fund may utilize, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2012, the Fund did not enter into any forward currency contracts. The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Futures Contracts

During the year ended December 31, 2012, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The gross notional amount of futures contracts outstanding was $5.8 million as of December 31, 2012. The monthly average notional amount for these contracts was $3.9 million for the year ended December 31, 2012.

Summary of Derivative Instruments

The following is a summary of the fair value of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Contracts	Receivable for variation margin on futures contracts	$122,538	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Notes to the Financial Statements, continued

December 31, 2012

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts	Net realized gains/(losses) on futures contracts/change in unrealized appreciation/depreciation on investments	$283,290	$117,721

New Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements disclosures.

3.	Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Investment Management LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2014.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Small Cap Stock Index Fund	0.26%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2012, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2013	Expires 12/31/2014	Total
AZL Small Cap Stock Index Fund	$124,909	$30,975	$155,884

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2012, there were no voluntary waivers.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2012, $3,576 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $36,000 annual Board retainer and a $8,000 meeting fee for each regular in-person Board meeting and a $4,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2012, actual Trustee compensation was $924,000 in total for both Trusts.

4.	Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Notes to the Financial Statements, continued

December 31, 2012

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3		Total
Investment Securities:
Common Stocks:
Commercial Services & Supplies	$7,603,115	$—	$—	*	$7,603,115
All other Common Stocks+	254,186,084	—	—		254,186,084
Rights+	—	—	—		—
Securities Held as Collateral for Securities on Loan	—	22,717,890	—		22,717,890
Unaffiliated Investment Company	4,874,835	—	—		4,874,835

Total Investment Securities	266,664,034	22,717,890	—		289,381,924

Other Financial Instruments:**
Futures Contracts	122,538	—	—		122,538

Total Investments	$266,786,572	$22,717,890	$—		$289,504,462

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Notes to the Financial Statements, continued

December 31, 2012

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Represents the interest in securities that were determined to have a value of zero at December 31, 2012.

**	Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5.	Security Purchases and Sales

For the year ended December 31, 2012, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Small Cap Stock Index Fund	$53,166,425	$23,556,729

6.	Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7.	Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2012 is $247,756,068. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$54,978,115
Unrealized depreciation	(13,352,259)

Net unrealized appreciation	$41,625,856

During the year ended December 31, 2012, the Fund utilized $2,008,495 in capital loss carry forwards to offset capital gains.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Small Cap Stock Index Fund

Notes to the Financial Statements, continued

December 31, 2012

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Small Cap Stock Index Equity Fund	$945,400	$—	$945,400

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Small Cap Stock Index Equity Fund	$1,102,746	$—	$1,102,746

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Small Cap Stock Index Equity Fund	$3,174,061	$4,536,871	$41,625,856	$49,336,788

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Small Cap Stock Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Columbus, Ohio

February 26, 2013

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its

27

affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short-and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2012. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 3, 2012, and at an “in person” Board of Trustees meeting held October 9, 2012. The Agreements were approved at the Board meeting of October 9, 2012. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2014. (At an “in person” Board of Trustees meeting held December 5, 2012 the Board approved a fee reduction in the Subadvisory Agreement for the AZL Oppenheimer Discovery Fund effective on or about April 29, 2013, which will not have an impact on the advisory fee paid to the Manager.) In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)  The nature, extent and quality of services provided by the Manager and Subadvisers.  The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief

28

Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)  The investment performance of the Funds, the Manager and the Subadvisers.  In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 19, 2012, the Manager reported that for the three year period ended June 30, 2012, 11 Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended June 30, 2012, 13 Funds were in the top 40%, six were in the middle 20%, and nine were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2012, seven Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 9, 2012, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3)  The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds.  The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2012, 27 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2012 for the 30 Funds was as follows: (1) 28 of the Funds had total expense rankings at or below the 65th percentile; (2) for the AZL Columbia Small Cap Value Fund, the Manager recommended, and the Board of Trustees approved, an increase in the temporary management fee reduction (effective January 1, 2013), to reduce the percentile ranking to approximately 55% and (3) the AZL Morgan Stanley Global Real Estate Fund has a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, such Fund’s expense ratio is expected to decline, and such Fund’s expense ratio is comparable to funds of similar size.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2010 through June 30, 2012. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

29

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5)  The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale.  The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2012 were approximately $11.7 billion, and that no single non-money market Fund had assets in excess of $472 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2013, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

30

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Advisors, LLC.; Chairman Northstar Group Holdings Ltd. Bermuda 2011 to present , Expert Witness Massachusetts Department of Revenue 2011 to 2012. EVP Northstar Companies, 2002 to 2005; Senior Officer Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 55 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., 1994 to present	43	The Natural History Museum of the Adirondacks
Dickson W. Lewis, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013 (retired); Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

31

Interested Trustee(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present; Senior Vice President of Marketing and Product Innovation, 2006 to 2007; Executive Vice President, Travelers Life 2004 to 2005; Executive Vice President, Jackson National Life Distributors, Inc. 2002 to 2004.	43	None
Brian Muench, 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	43	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC from November 2010, to present; Vice President, Allianz Life from April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 67 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Ty Edwards, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 4/10	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., December 2009 to present; Director, Product Management, Columbia Management, April 2007 to April 2009; Deputy Treasurer, Columbia Funds and Director, Fund Administration, Columbia Management, January 2006 to April 2007.
Stephen G. Simon, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

32

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1212 2/13

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Arthur C. Reeds III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	2012	2011
(a) Audit Fees	$387,500	$359,600
(b) Audit-Related Fees	$5,500	$5,500

The fees for 2011 relate to the consent issuance in two Form N-14 filings and the review of the annual registration statement filed with the Securities and Exchange Commission (“SEC”).

	2012	2011
(c) Tax Fees	$76,415	$67,860

Tax fees for both years related to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

	2012	2011
All Other Fees	$0	$0

4(e)(1)

The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2)

During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)

Not applicable

4(g)

2012	2011
$81,915	$73,360

4(h)

Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Variable Insurance Products Trust

By (Signature and Title)	/s/ Brian Muench
Brian Muench, President

Date February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Muench
Brian Muench, President

Date February 25, 2013

By (Signature and Title)*	/s/ Ty Edwards
Ty Edwards, Treasurer

Date February 25, 2013